PROSPECTUS
July 27, 2020

[logo Aquila Tax-Free Trust of Arizona]	[logo Aquila Tax-Free Fund of Colorado]	[logo Aquila Churchill Tax-Free Fund of Kentucky]	[logo Aquila Tax-Free Trust of Oregon]	[logo Aquila Narragansett Tax-Free Income Fund]	[logo Aquila Tax-Free Fund For Utah]

	CLASS A SHARES	CLASS C SHARES	CLASS F SHARES	CLASS I SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	˗	AZTYX

Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	˗	COTYX

Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKYX

Aquila Tax-Free Trust of Oregon	ORTFX	ORTCX	ORFFX	˗	ORTYX

Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NITYX

Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	˗	UTAYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with a Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

The address, telephone number and website of each Fund is: 120 West 45th Street, Suite 3600 New York, NY 10036 212-697-6666 www.aquilafunds.com
To make shareholder account inquiries, call the
Funds’ Shareholder Servicing Agent at:
800-437-1000 (or, for financial professionals:
800-437-1020) or you can write to BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Aquila Tax-Free Trust of Arizona
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	1
Principal Risks	2
Fund Performance	5
Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Aquila Tax-Free Fund of Colorado
Investment Objective	7
Fees and Expenses of the Fund	7
Principal Investment Strategies	8
Principal Risks	8
Fund Performance	11
Management	12
Purchase and Sale of Fund Shares	12
Tax Information	12
Payments to Broker-Dealers and Other Financial Intermediaries	12

Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective	13
Fees and Expenses of the Fund	13
Principal Investment Strategies	14
Principal Risks	14
Fund Performance	17
Management	18
Purchase and Sale of Fund Shares	18
Tax Information	18
Payments to Broker-Dealers and Other Financial Intermediaries	18

Aquila Tax-Free Trust of Oregon
Investment Objective	19
Fees and Expenses of the Fund	19
Principal Investment Strategies	20
Principal Risks	20
Fund Performance	23
Management	24
Purchase and Sale of Fund Shares	24
Tax Information	24
Payments to Broker-Dealers and Other Financial Intermediaries	24

Aquila Narragansett Tax-Free Income Fund
Investment Objective	25
Fees and Expenses of the Fund	25
Principal Investment Strategies	26
Principal Risks	26
Fund Performance	29
Management	30
Purchase and Sale of Fund Shares	30
Tax Information	30
Payments to Broker-Dealers and Other Financial Intermediaries	30

Aquila Tax-Free Fund For Utah
Investment Objective	31
Fees and Expenses of the Fund	31
Principal Investment Strategies	32
Principal Risks	32
Fund Performance	35
Management	36
Purchase and Sale of Fund Shares	36
Tax Information	36
Payments to Broker-Dealers and Other Financial Intermediaries	36

Additional Information About the Funds’ Principal Investment Strategies and Principal Risks	37

Fund Management	47

Net Asset Value per Share	51

Purchases	51

Redeeming an Investment	54

Alternative Purchase Plans	57

Dividends and Distributions	64

Tax Information	64

Financial Highlights	70

Broker-Defined Sales Charge Waiver Policies	94

AQUILA TAX-FREE TRUST OF ARIZONA

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans” on page 57 of the Fund's Prospectus, "Sales Charges - Class A Shares” on page 59 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 94 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 78 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	None

Other Expenses	0.19%	0.19%	0.18%	0.20%

Total Annual Fund Operating Expenses	0.74%	1.59%	0.58%	0.60%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$473	$627	$795	$1,282
Class C Shares	$262	$502	$866	$1,451
Class F Shares	$59	$186	$324	$726
Class Y Shares	$61	$192	$335	$750

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$162	$502	$866	$1,451

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2020, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations
1 / Aquila Municipal Trust

that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these “Arizona Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Arizona Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Arizona Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Arizona Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events.  The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted.  Liquidity for many instruments has been greatly reduced for periods of time.  Some interest rates are very low and in some cases yields are negative.  Some sectors of the economy and individual issuers have experienced particularly large losses.  These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets.  These actions have resulted in significant expansion of public debt, including in the U.S.  The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time.  The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Changes in actual or perceived creditworthiness may occur quickly.  Securities in the lowest category of
2 / Aquila Municipal Trust

investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the Fund may invest.  The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  The COVID-19 pandemic dramatically altered the public health environment in Arizona and has had a significant effect on Arizona’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Arizona is in a recession and the downturn is expected to be severe.  Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities.  Arizona is one of the states in the nation most vulnerable to Federal government expenditure changes because of the large proportion of military spending in the state’s economy.  Arizona’s unemployment rate is among the highest in the nation.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Arizona has significant unfunded pension liabilities.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Arizona Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  These differences may increase significantly and affect Fund investments more broadly during periods of market volatility.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
3 / Aquila Municipal Trust

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

4 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance.  No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2010-2019

15%

10%            9.78%                   9.29%
               XXXX                    XXXX
5%             XXXX    6.74%           XXXX                                    6.08%
               XXXX    XXXX            XXXX                    4.27%           XXXX
        1.64%  XXXX    XXXX            XXXX    2.71%           XXXX    1.02%   XXXX
0%      XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    0.12%   XXXX    XXXX    XXXX
                               XXXX
                              -2.10%
-5%

-10%
        2010   2011    2012    2013    2014    2015    2016    2017    2018    2019

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.53% (quarter ended September 30, 2011) and the lowest return for a quarter was -3.31% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2020 to June 30, 2020) total return for Class Y Shares was 1.71%.

	Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	1.64%	1.84%	3.32%
Class C	4.04%	1.79%	2.86%
Class Y	6.08%	2.81%	3.88%
Class Y Returns After Taxes:
On Distributions	6.10%	2.77%	3.86%
On Distributions and Redemption	4.75%	2.85%	3.80%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.88%	2.71%	3.37%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account).  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
5 / Aquila Municipal Trust

Management

Investment Adviser – Aquila Investment Management LLC (the “Manager”)

Portfolio Managers – Mr. Anthony Tanner, Vice President and lead portfolio manager of the Fund, is based in Phoenix, AZ, and has served as a portfolio manager of the Fund since 2018.  Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.  Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Arizona state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

6 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans” on page 57 of the Fund's Prospectus, "Sales Charges - Class A Shares” on page 59 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 94 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 78 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.05%	1.00%	None	None

Other Expenses	0.18%	0.18%	0.15%	0.18%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	0.74%	1.69%	0.66%	0.69%

Total Fee Waivers(2)	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses After Fee Waivers(2)	0.72%	1.67%	0.64%	0.67%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase and up to 0.25 of 1% for redemptions during the second year after purchase.

(2)
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2021.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$471	$625	$793	$1,280
Class C Shares	$270	$531	$916	$1,510
Class F Shares	$65	$209	$366	$821
Class Y Shares	$68	$219	$382	$857

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$170	$531	$916	$1,510

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2020, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these “Colorado Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Colorado Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Colorado Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”).

The Sub-Adviser selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events.  The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted.  Liquidity for many instruments has been greatly reduced for periods of time.  Some interest rates are very low and in some cases yields are negative.  Some sectors of the economy and individual issuers have experienced particularly large losses.  These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary
8 / Aquila Municipal Trust

and unprecedented actions to support national economies and the financial markets.  These actions have resulted in significant expansion of public debt, including in the U.S.  The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time.  The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Changes in actual or perceived creditworthiness may occur quickly.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Colorado and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest.  The strength of the Colorado economy will be affected by, among other factors, the health of the Colorado labor market, personal income growth, and the residential real estate market, federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Colorado and has had a significant effect on Colorado’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Colorado is in a recession and the downturn is expected to be severe.  Colorado’s major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining.  Declines in oil and gas production could have an impact on employment and income growth in Colorado.  The Taxpayer Bill of Rights (TABOR), is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Colorado Public Employees’ Retirement Association (PERA) has significant unfunded pension liabilities.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Colorado Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens,
9 / Aquila Municipal Trust

the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  These differences may increase significantly and affect Fund investments more broadly during periods of market volatility.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

10 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance.  No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Tax-Free Fund of Colorado (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2010-2019

15%

10%

               8.96%
               XXXX                 7.86%
               XXXX                 XXXX
5%             XXXX   5.89%         XXXX
               XXXX   XXXX          XXXX                                 4.87%
               XXXX   XXXX          XXXX   3.00%         2.88%           XXXX
               XXXX   XXXX          XXXX   XXXX           XXXX           XXXX
        1.44%  XXXX   XXXX          XXXX   XXXX           XXXX   0.71%   XXXX
0%      XXXX   XXXX   XXXX          XXXX   XXXX   0.02%   XXXX   XXXX    XXXX
                             XXXX
                            -2.70%
-5%

-10%

         2010  2011   2012   2013   2014   2015   2016    2017    2018    2019

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.09% (quarter ended September 30, 2011) and the lowest return for a quarter was -3.05% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2020 to June 30, 2020) total return for Class Y Shares was 2.37%.

	Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	0.63%	1.40%	2.76%
Class C	2.84%	1.28%	2.21%
Class Y	4.87%	2.28%	3.24%
Class Y Returns After Taxes:
On Distributions	4.83%	2.27%	3.23%
On Distributions and Redemption	3.78%	2.34%	3.20%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.88%	2.71%	3.37%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.   After-tax returns for other classes of shares will vary.
11 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management

Portfolio Manager -- Mr. Christopher Johns is a Senior Vice President of the Sub-Adviser; he has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Colorado state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
12 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans” on page 57 of the Fund's Prospectus, "Sales Charges - Class A Shares” on page 59 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 94 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 78 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	None

Other Expenses	0.25%	0.25%	0.22%	0.18%	0.25%

Total Annual Fund Operating Expenses	0.80%	1.65%	0.62%	0.98%	0.65%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$478	$645	$826	$1,350
Class C Shares	$268	$520	$897	$1,519
Class F Shares	$63	$199	$346	$774
Class I Shares	$100	$312	$542	$1,201
Class Y Shares	$66	$208	$362	$810

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$168	$520	$897	$1,519

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2020, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the Commonwealth of Kentucky, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these “Kentucky Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Kentucky Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Kentucky Obligations must be of investment grade quality. This means that they must either

*	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

*	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events.  The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted.  Liquidity for many instruments has been greatly reduced for periods of time.  Some interest rates are very low and in some cases yields are negative.  Some sectors of the economy and individual issuers have experienced particularly large losses.  These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets.  These actions have resulted in significant expansion of public debt, including in the U.S.  The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time.  The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A
14 / Aquila Municipal Trust

security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Changes in actual or perceived creditworthiness may occur quickly.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Kentucky and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the Fund may invest.  The strength of the Kentucky economy will be affected by, among other factors, employment growth and energy production, including the market for Kentucky coal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  The COVID-19 pandemic dramatically altered the public health environment in Kentucky and has had a significant effect on Kentucky’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Kentucky is in a recession and the downturn is expected to be severe.  The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Kentucky has significant long-term liabilities.  In particular, Kentucky’s retirement systems are significantly underfunded.    In addition, Kentucky’s credit rating has been downgraded in recent years.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Kentucky Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  These differences may increase significantly and affect Fund investments more broadly during periods of market volatility.  Investors who purchase or redeem Fund shares on days when the Fund is holding

15 / Aquila Municipal Trust

fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.
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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance.  No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2010-2019

20%

15%

10%         9.81%
            XXXX
            XXXX                 7.33%
            XXXX                 XXXX
            XXXX                 XXXX
5%          XXXX   5.78%         XXXX                                  5.69%
            XXXX   XXXX          XXXX                  4.02%           XXXX
            XXXX   XXXX          XXXX                  XXXX            XXXX
            XXXX   XXXX          XXXX   2.53%          XXXX            XXXX
     1.44%  XXXX   XXXX          XXXX   XXXX           XXXX    1.17%   XXXX
0%   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   0.03%   XXXX    XXXX    XXXX
                          XXXX
                          XXXX
                         -2.15%

-5%

-10%

-15%

        2010   2011   2012   2013   2014   2015   2016   2017   2018    2019

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.47% (quarter ended September 30, 2011) and the lowest return for a quarter was -4.15% (quarter ended December 31, 2010).

The year-to-date (from January 1, 2020 to June 30, 2020) total return for Class Y Shares was 1.00%.

	Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	1.29%	1.69%	2.94%
Class C	3.65%	1.65%	2.48%
Class I	5.39%	2.37%	3.20%
Class Y	5.69%	2.67%	3.51%
Class Y Returns After Taxes:
On Distributions	5.72%	2.66%	3.50%
On Distributions and Redemption	4.41%	2.68%	3.44%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.88%	2.71%	3.37%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
17 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers - Mr. Royden Durham, Vice President and lead portfolio manager of the Fund, is based in Louisville, KY, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011.  Mr. Anthony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since 2018.  Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Kentucky income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

18 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON

FUND SUMMARY

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans” on page 57 of the Fund's Prospectus, "Sales Charges - Class A Shares” on page 59 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 94 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 78 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	1.00%	None	None
Other Expenses(2)	0.22%	0.22%	0.20%	0.22%
Total Annual Fund Operating Expenses	0.77%	1.62%	0.60%	0.62%
Total Fee Waivers and/or Reimbursement (3)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses after Fee Waivers and Reimbursements(3)	0.76%	1.61%	0.59%	0.61%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial front-end sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase and up to 0.25 of 1% for redemptions during the second year after purchase.

(2)	Restated to reflect current fees.
(3)
The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.40 of 1% of net assets of the Fund up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2021.   Prior to September 30, 2021, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$475	$636	$811	$1,316
Class C Shares	$265	$511	$881	$1,485
Class F Shares	$61	$192	$335	$750
Class Y Shares	$63	$199	$346	$774

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$165	$511	$881	$1,485

19 / Aquila Municipal Trust

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2020, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these “Oregon Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Oregon Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Oregon Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Oregon Obligations must be of investment grade quality. This means that they must either

*	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

*	if unrated, be determined to be of comparable quality by the Sub-Adviser.

The Sub-Adviser selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events.  The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted.  Liquidity for many instruments has been greatly reduced for periods of time.  Some interest rates are very low and in some cases yields are negative.  Some sectors of the economy and individual issuers have experienced particularly large losses.  These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets.  These actions have resulted in significant expansion of public debt, including in the U.S.  The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time.  The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term
20 / Aquila Municipal Trust

or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Changes in actual or perceived creditworthiness may occur quickly.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Oregon and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers in which the Fund may invest.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  The strength of the Oregon economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  The COVID-19 pandemic dramatically altered the public health environment in Oregon and has had a significant effect on Oregon’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Oregon is in a recession and the downturn is expected to be severe.  The strength of residential construction is important to the Oregon economy due to wood products production.  Oregon’s debt levels are high in relation to its economic base.  The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes.  Oregon is facing a revenue shortfall and significant long-term pension liabilities.  The Oregon Public Employees Retirement System (“PERS”) Board has increased public employers’ contribution rates to address the unfunded liability.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Oregon Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the

21 / Aquila Municipal Trust

Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  These differences may increase significantly and affect Fund investments more broadly during periods of market volatility.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.
22 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Aquila Tax-Free Trust of Oregon (the Predecessor Fund) on June 26, 2020.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to June 26, 2020, is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS – as of December 31
Class Y Shares – 2010-2019

15%

		10.00%
10%		XXXX
		XXXX			7.14%
		XXXX	5.94%		XXXX					5.27%
5%		XXXX	XXXX		XXXX					XXXX
	1.33%	XXXX	XXXX		XXXX	2.97%		3.09%		XXXX
	XXXX	XXXX	XXXX		XXXX	XXXX		XXXX	0.72%	XXXX
0	XXXX	XXXX	XXXX		XXXX	XXXX		XXXX	XXXX	XXXX
				XXXX			XXXX
				XXXX			-0.22%
-5%				-2.33%

-10%
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.81% (quarter ended September 30, 2011) and the lowest return for a quarter was -2.92% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2020 to June 30, 2020) total return for Class Y Shares was 3.04%.

	Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years	Since Inception
Class Returns Before Taxes:
Class A	0.91%	1.36%	2.76%
Class C	3.23%	1.33%	2.30%
Class F	5.21%	N/A	N/A	5.70% (1)
Class Y	5.27%	2.35%	3.33%
Class Y Returns After Taxes:
On Distributions	5.28%	2.35%	3.32%
On Distributions and Redemption	4.03%	2.39%	3.27%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.88%	2.71%	3.37%	4.95%(1)

(1) Inception date - November 30, 2018

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account).  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
23 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”)

Portfolio Manager -- Mr. Christopher Johns has served as a portfolio manager of the Fund and the Predecessor Fund since 2011.  Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992.  Mr. Timothy Iltz has served as a portfolio manager of the Fund and the Predecessor Fund since 2018.  Mr. Johns and Mr. Iltz are jointly and primarily responsible for the day-to-day portfolio management of the Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Oregon state personal income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
24 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans” on page 57 of the Fund's Prospectus, "Sales Charges - Class A Shares” on page 59 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 94 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 78 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	None

Other Expenses	0.22%	0.22%	0.19%	0.17%	0.22%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.88%	1.73%	0.70%	1.08%	0.73%

Total Fee Waivers (2)	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waivers(2)	0.86%	1.71%	0.68%	1.06%	0.71%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase and up to 0.25 of 1% for redemptions during the second year after purchase.

(2)
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2021.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$484	$668	$866	$1,439
Class C Shares	$274	$543	$937	$1,607
Class F Shares	$69	$222	$388	$869
Class I Shares	$108	$341	$594	$1,315
Class Y Shares	$73	$231	$404	$905

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$174	$543	$937	$1,607

25 / Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2020, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these “Rhode Island Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Rhode Island Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Rhode Island Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Rhode Island Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”).

The Sub-Adviser selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events.  The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted.  Liquidity for many instruments has been greatly reduced for periods of time.  Some interest rates are very low and in some cases yields are negative.  Some sectors of the economy and individual issuers have experienced particularly large losses.  These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets.  These actions have resulted in significant expansion of public debt, including in the U.S.  The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time.  The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term
26 / Aquila Municipal Trust

or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Changes in actual or perceived creditworthiness may occur quickly.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Rhode Island continues to face significant budget deficits, and a number of municipalities in the Rhode Island have experienced financial difficulties.  The strength of the Rhode Island economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Rhode Island and has had a significant effect on Rhode Island’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Rhode Island is in a recession and the downturn is expected to be severe.  Rhode Island’s retirement systems are underfunded.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Rhode Island Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  These differences may increase significantly and affect Fund investments more broadly during periods of market volatility.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological

27 / Aquila Municipal Trust

issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

An investment in the Fund is not a deposit in Citizens Bank, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

These risks are discussed in more detail later in the Prospectus or in the SAI.

28 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2010-2019

15%

10%
                                     9.22%
                7.33%                 XXXX
                XXXX                  XXXX
 5%             XXXX   4.96%          XXXX                  4.69%           5.88%
                XXXX   XXXX           XXXX   3.43%          XXXX            XXXX
                XXXX   XXXX           XXXX   XXXX           XXXX            XXXX
                XXXX   XXXX           XXXX   XXXX           XXXX            XXXX
         1.88%  XXXX   XXXX           XXXX   XXXX           XXXX    0.99%   XXXX
 0%      XXXX   XXXX   XXXX           XXXX   XXXX   0.39%   XXXX    XXXX    XXXX
                             XXXX
                            -3.23%
-5%

-10%
         2010   2011   2012   2013    2014   2015    2016   2017    2018    2019

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.82% (quarter ended March 31, 2014) and the lowest return for a quarter was -3.36% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2020 to June 30, 2020) total return for Class Y Shares was 2.36%.

	Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years	Since Inception
Class Returns Before Taxes:
Class A	1.50%	2.06%	2.92%
Class C	3.83%	2.03%	2.47%
Class F	5.91%	N/A	N/A	6.39% (1)
Class I	5.57%	2.77%	3.20%
Class Y	5.88%	3.05%	3.50%
Class Y Returns After Taxes:
On Distributions	5.87%	3.05%	3.49%
On Distributions and Redemption	4.52%	2.98%	3.42%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.88%	2.71%	3.37%	4.95%(1)

(1) Inception date - November 30, 2018

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
29 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Citizens Investment Advisors, a department of Citizens Bank, N.A.

Portfolio Manager - Jeffrey K. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005, and was an assistant portfolio manager of the Predecessor Fund from 2000 to 2005.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Rhode Island state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

30 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans” on page 57 of the Fund's Prospectus, "Sales Charges - Class A Shares” on page 59 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 94 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 78 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.20%	1.00%	None	None

Other Expenses	0.20%	0.20%	0.17%	0.20%

Total Annual Fund Operating Expenses	0.90%	1.70%	0.67%	0.70%

Total Fee Waivers and/or Reimbursement (2)	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses After Fee Waivers (2)	0.88%	1.68%	0.65%	0.68%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase.

(2)
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2021.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$486	$674	$877	$1,462
Class C Shares	$271	$534	$921	$1,599
Class F Shares	$66	$212	$371	$833
Class Y Shares	$69	$222	$388	$869

31 / Aquila Municipal Trust

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$171	$534	$921	$1,599

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2020, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  These obligations are issued by the State of Utah, its counties and various other local authorities, certain other governmental issuers, and by other states and entities that do not tax interest from obligations issued by the State of Utah. These obligations also include obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to Utah statutory authority, from Utah individual (but not corporate) income taxes. We call these obligations “Utah Double-Exempt Obligations.” Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers.  Utah Double-Exempt Obligations may include participation or other interests in municipal securities and variable rate demand notes.  Some Utah Double-Exempt Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Utah Double-Exempt Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either
•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.
The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.

The Manager selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events.  The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has

32 / Aquila Municipal Trust

been disrupted.  Liquidity for many instruments has been greatly reduced for periods of time.  Some interest rates are very low and in some cases yields are negative.  Some sectors of the economy and individual issuers have experienced particularly large losses.  These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets.  These actions have resulted in significant expansion of public debt, including in the U.S.  The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time.  The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Changes in actual or perceived creditworthiness may occur quickly.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Utah and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest.  Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah households pay more in state and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  The strength of the Utah economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  The COVID-19 pandemic dramatically altered the public health environment in Utah and has had a significant effect on Utah’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Utah is in a recession and the downturn is expected to be severe.  Utah’s retirement systems are underfunded.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Utah Double-Exempt Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Unrated Security Risk. When the Fund purchases unrated securities, it will depend on the Manager’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization. Unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell
33 / Aquila Municipal Trust

the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  These differences may increase significantly and affect Fund investments more broadly during periods of market volatility.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

34 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Tax-Free Fund For Utah (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2010-2019

20%

15%
                  10.48%
10%               XXXX                   9.28%
                  XXXX    7.32%          XXXX
                  XXXX    XXXX           XXXX                                  6.03%
 5%               XXXX    XXXX           XXXX                   4.57%          XXXX
           3.00%  XXXX    XXXX           XXXX    3.23%          XXXX   0.89%   XXXX
 0%        XXXX   XXXX    XXXX           XXXX    XXXX   0.39%   XXXX   XXXX    XXXX
                                  XXXX
-5%                              -1.54%

-10%

-15%
           2010   2011    2012    2013    2014    2015   2016   2017   2018    2019

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.64% (quarter ended September 30, 2011) and the lowest return for a quarter was -3.19% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2020 to June 30, 2020) total return for Class Y Shares was 2.60%.

	Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years	Since Inception
Class Returns Before Taxes:
Class A	1.64%	1.95%	3.68%
Class C	4.00%	1.97%	3.26%
Class F	5.96%	N/A	N/A	6.66% (1)
Class Y	6.03%	3.00%	4.30%
Class Y Returns After Taxes:
On Distributions	6.03%	2.99%	4.27%
On Distributions and Redemption	4.67%	2.94%	4.11%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.88%	2.71%	3.37%	4.95% (1)

(1) Inception date - November 30, 2018

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account).  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
35 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers - Mr. James Thompson, Vice President and lead portfolio manager of the Fund, is based in Bountiful, UT, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009.  Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.  Mr. Anthony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Utah state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
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Additional Information About the Funds’ Principal Investment Strategies and Principal Risks

Additional Information About the Funds’ Principal Investment Strategies

Aquila Tax-Free Trust of Arizona

The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Trust of Arizona invests primarily in Arizona Obligations, which are a type of municipal obligation.  Arizona Obligations are obligations of the State of Arizona and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Arizona state income tax.  The Fund purchases the obligations of governmental issuers other than Arizona governmental issuers only when obligations of the State of Arizona and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Tax-Free Fund of Colorado

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Fund of Colorado invests primarily in Colorado Obligations, which are a type of municipal obligation. Colorado Obligations are obligations of the State of Colorado and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Colorado state income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state.  Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities.  Accordingly, a significant portion of the Colorado Obligations in which Aquila Tax-Free Fund of Colorado invests is comprised of revenue bonds (see “Municipal Obligations” below).  Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Churchill Tax-Free Fund of Kentucky

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Churchill Tax-Free Fund of Kentucky invests primarily in Kentucky Obligations, which are a type of municipal obligation. Kentucky Obligations are obligations of the Commonwealth of Kentucky and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Kentucky income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
37 / Aquila Municipal Trust

Historically, most Kentucky state and local government indebtedness has been issued in the form of revenue bonds (see “Municipal Obligations” below).  Accordingly, a significant portion of the Kentucky Obligations in which Aquila Churchill Tax-Free Fund of Kentucky invests is comprised of revenue bonds.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Tax-Free Trust of Oregon

The Fund’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Trust of Oregon invests primarily in Oregon Obligations, which are a type of municipal obligation. Oregon Obligations are obligations of the State of Oregon and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Oregon personal income tax.  The Fund purchases the obligations of governmental issuers other than Oregon governmental issuers only when obligations of the State of Oregon and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Narragansett Tax-Free Income Fund

The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Narragansett Tax-Free Income Fund invests primarily in Rhode Island Obligations, which are a type of municipal obligation.  Rhode Island Obligations are obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Rhode Island state income tax.  The Fund purchases the obligations of governmental issuers other than Rhode Island governmental issuers only when obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Tax-Free Fund For Utah

The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Fund For Utah invests primarily in Utah Double-Exempt Obligations, which are a type of municipal obligation.  Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.  Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers.

Utah Double-Exempt Obligations are obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other federal governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other
38 / Aquila Municipal Trust

appropriate counsel, from regular Federal income tax and Utah state individual income tax.  Utah Double-Exempt Obligations also include obligations, of any maturity, issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to Utah statutory authority, from Utah individual (but not corporate) income taxes.  The Utah State Tax Commission previously provided an administrative determination identifying those states, but has ceased providing that guidance.  Utah’s last administrative guidance identified those states as Alaska, Florida, Indiana (for bonds acquired before January 1, 2012), Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. and Washington State.  Under normal circumstances, the Fund may invest up to 50% of its net assets at the time of purchase in obligations of non-Utah-based issuers.  There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of states other than Utah.

The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Municipal Obligations

Each Fund may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:

* municipal notes and bonds,
* tax, revenue or bond anticipation notes,
* construction loan notes,
* project notes, which sometimes carry a U.S. government guarantee,
* municipal lease/purchase agreements,
* participation interests in municipal or other securities, and
* floating and variable rate demand notes.

There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.

The various public purposes for which municipal obligations are issued include:

* obtaining funds for general operating expenses,
* refunding outstanding obligations,
* obtaining funds for loans to other public institutions and facilities, and
*	funding capital construction, such as the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and wastewater systems.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. Municipal obligations include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Each Fund may invest in variable and floating rate securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline.
39 / Aquila Municipal Trust

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio manager(s) will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund’s interest in securities experiencing these events.

Additional Investment Strategies

Cash Management

Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Each Fund may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations.  Although each Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other Fixed Income Securities
Subject to the Fund’s 80% policy, each Fund is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities.  Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. A Fund’s investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of a Fund’s assets.

Additional Information About the Principal Risks of Investing in the Funds
Market Risk.  The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund will likely decline.  The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities.  The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.  Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world have become increasingly interconnected.  Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues and other circumstances in one country or region could have profound impacts on global economies or markets.  As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries directly affected, the value and liquidity of the Fund’s investments may suffer.
LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank

40 / Aquila Municipal Trust

loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In July 2017, the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. The expected discontinuation of LIBOR could have a significant impact on financial markets and may present risks for certain market participants, including the Funds. Discontinuation of or changes to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. Derivative investments also may reference LIBOR. In addition, issuers of instruments in which a fund invests may obtain financing at floating rates based on LIBOR, and a fund may use leverage or borrowings based on LIBOR. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Discontinuation of or changes to LIBOR could lead to significant short- and long-term uncertainty and market instability and could affect the value and liquidity of securities in which a Fund invests. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which a Fund invests, and financial markets generally.

Recent Events.  The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted.  Liquidity for many instruments has been greatly reduced for periods of time.  Some interest rates are very low and in some cases yields are negative.  Some sectors of the economy and individual issuers have experienced particularly large losses.  These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of a Fund’s investments.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets.  These actions have resulted in significant expansion of public debt, including in the U.S.  The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time.  The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk.  The market prices of securities may fluctuate significantly when interest rates change.  When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value.  However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the Fund’s yield will decline.  Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received by the Fund; however the value of fixed income securities generally rise when interest rates decline.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, during a period of rapidly rising interest rates, the changes in the coupon rates of a Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates.  In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates.  The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. Changes in actual or perceived creditworthiness may occur quickly.  If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty.  In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses and suffer delays in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of

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the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by a Fund is downgraded by a rating agency, the value of such obligations may be negatively affected.  A Fund also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or to the insurer.  A Fund may hold several investments covered by one insurer, which would increase the Fund’s exposure to the claims-paying ability of that insurer.

In the past, each Fund has invested significantly in pre-refunded municipal bonds, which typically have a higher credit quality than other municipal bonds and a higher current income than other bonds that have a similar credit quality and maturity.  Recent legislation has eliminated the tax exemption for pre-refunded municipal bonds.  Accordingly, each Fund’s investments may be subject to greater credit risk and lower yields than prior to the tax law changes.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations (Aquila Tax-Free Trust of Arizona only).  The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Arizona and has had a significant effect on Arizona’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Arizona is in a recession and the downturn is expected to be severe.

Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  Additionally, although Arizona’s economy is broad, it does have major components in the trade, transportation and public utilities, professional and business services, education and health services, and government sectors, and may be sensitive to economic problems affecting those sectors.

 Arizona has enacted pension reform legislation; however, Arizona’s retirement systems continue to be significantly underfunded.  The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities.  Arizona and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Arizona’s unemployment rate is among the highest in the nation.

There can be no assurance that Arizona’s fiscal situation will not become more difficult, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities.  The potential deterioration of Arizona’s fiscal situation increases the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Arizona municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the rating of Arizona issuers could result in a reduction in the market value of Arizona municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Arizona may be found in the SAI.

Risks Associated with Investments in Colorado and Other Municipal Obligations (Aquila Tax-Free Fund of Colorado only).  The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Colorado and has had a significant effect on Colorado’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Colorado is in a recession and the downturn is expected to be severe.

The energy sector is a source of economic activity in Colorado. Declines in oil and gas production could have an impact on employment and income growth in Colorado.  In addition, decreases in oil prices and excess capacity for natural gas could suppress profits, wages, employment, and investment in the regional oil and gas

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industry.  The housing market is also an important driver of economic growth in Colorado.  Unless wage gains can offset the rising cost of living consumer spending will slow.  The strength of the Colorado economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.

The Colorado State General Fund is the focal point in determining the State’s ability to maintain or improve its fiscal position. This fund accounts for all revenues and expenditures that are not required by law to be accounted for in other funds. Ultimately, individual income tax revenue constitutes the majority of General Fund revenue for the state and is closely linked to personal income growth.

Property taxes are a significant source of revenue for many local governments.  Declines in property values may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.  PERA has significant unfunded pension liabilities.

The Taxpayer Bill of Rights (TABOR) is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year.  Revenues in excess of those permitted under TABOR must be refunded to taxpayers.

There can be no assurance that Colorado’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Colorado’s fiscal situation increases the risk of investing in Colorado municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Colorado municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Colorado issuers could result in a reduction in the market value of Colorado municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Colorado may be found in the SAI.

Risks Associated with Investments in Kentucky and Other Municipal Obligations (Aquila Churchill Tax-Free Fund of Kentucky only).  The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Kentucky and has had a significant effect on Kentucky’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Kentucky is in a recession and the downturn is expected to be severe.

The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern. Coal production, demand, and severance taxes have decreased significantly in recent years, and there have been mine closings.  The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate whether coal is the most economical fuel supply for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. Property taxes are a significant source of revenue for many local governments, and declines in property values may negatively impact these tax revenues. Economic growth in the nation and in Kentucky is anticipated to occur in industries and occupations that require relatively high skills and education, however, Kentucky has a less-educated labor force than the rest of the nation.

Kentucky has significant long-term liabilities.  The Kentucky state budget has been structurally imbalanced for years.  Kentucky has continued to rely on one-time revenue sources to close the funding gaps. The Commonwealth and its various subdivisions may also face financial pressure from costs relating to pensions and other post-employment benefits.  Debt levels are moderately high in relation to the Commonwealth’s economic base.  Kentucky’s retirement systems are significantly underfunded.  In addition, Kentucky’s credit rating has been downgraded in recent years.  The strength of the Kentucky economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.

There can be no assurance that Kentucky’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the Commonwealth or its municipalities. The potential deterioration of Kentucky’s fiscal situation increases the risk of investing in Kentucky municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Kentucky municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Kentucky issuers could result in a reduction in the market value of Kentucky municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Kentucky may be found in the SAI.

Risks Associated with Investments in Oregon and Other Municipal Obligations (Aquila Tax-Free Trust of Oregon only).  The Fund may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers in which the Fund may invest.
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The COVID-19 pandemic dramatically altered the public health environment in Oregon and has had a significant effect on Oregon’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Oregon is in a recession and the downturn is expected to be severe.

The strength of the Oregon economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  The strength of residential construction is important to the Oregon economy due to wood products production.

Oregon’s debt levels are high in relation to its economic base. The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes. The State has mixed demographic trends with above average population and in migration growth, but below average wealth levels. Property taxes are a significant source of revenue for many local governments.  The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. Oregon is facing a revenue shortfall and significant long-term pension liabilities.  The Oregon Public Employees Retirement System Board has increased public employers’ contribution rates to address the unfunded liability.

There can be no assurance that Oregon’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Oregon’s fiscal situation increases the risk of investing in Oregon municipal securities, including the risk of potential issuer default, and also heightens the risk that prices of Oregon municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Oregon issuers could result in a reduction in the market value of Oregon municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Oregon may be found in the SAI.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations (Aquila Narragansett Tax-Free Income Fund only).  The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Rhode Island and has had a significant effect on Rhode Island’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Rhode Island is in a recession and the downturn is expected to be severe.

Rhode Island continues to face significant budget deficits.  Rhode Island also continues to face problems related to underfunded municipal pension plans and other post-employee benefit liabilities.  Rhode Island’s retirement systems are underfunded.

There can be no assurance that Rhode Island’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential further deterioration of Rhode Island’s fiscal situation increases the risk of investing in Rhode Island municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Rhode Island municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Rhode Island issuers could result in a reduction in the market value of Rhode Island municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Rhode Island may be found in the SAI.

Risks Associated with Investments in Utah and Other Municipal Obligations (Aquila Tax-Free Fund For Utah only).  The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Utah and has had a significant effect on Utah’s economy (including increasing public and private health emergency response costs and reducing sources of State and local revenues), and consequently is expected to materially adversely impact the financial condition of the State.  Utah is in a recession and the downturn is expected to be severe.

Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah’s economy is considered to be knowledge-based, entrepreneurial, and information technology-driven and encompasses a variety of industries, including but not limited to, agriculture, construction, energy, minerals, tourism, technology, communications, healthcare, financial services, higher education, defense, transportation and government services, and may be sensitive to economic problems affecting those sectors.

 Utah households pay more in State and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  The strength of the Utah economy also will be affected by federal fiscal, monetary and trade policies, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the strength of the

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global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues.  Utah and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Utah’s retirement systems are underfunded.

There can be no assurance that Utah’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential deterioration of Utah’s fiscal situation increases the risk of investing in Utah municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Utah municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Utah issuers could result in a reduction in the market value of Utah municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Utah may be found in the SAI.

Additional Risks Associated with Municipal Obligations (All Funds).  Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  Timely, accurate and complete information regarding municipal issuers may not be available.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  There could be legal challenges to the authority of certain entities to issue municipal securities. In recent periods a number of municipal issuers in the U.S. have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts.  The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

Tax Risk. Each Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other counsel at the time the securities are issued, is exempt from regular Federal income tax and the applicable state’s income tax. There is no guarantee that this opinion is correct, and there is no assurance that the IRS or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable dividends. Recent legislation has eliminated the tax exemption for certain types of municipal bonds.  Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by a Fund.

Unrated Securities Risk (Aquila Tax-Free Fund For Utah only). When the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. The Manager’s rating does not constitute a guarantee of credit quality. In addition, unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become difficult to purchase or sell. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.  Liquidity and value of investments can deteriorate rapidly.  Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities.  As a general matter, dealers recently have been less willing to make markets for fixed income securities.  During

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times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities.  A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments.  Aquila Tax-Free Fund For Utah may invest a significant portion of its assets in securities issued in private placement transactions.  Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments.  When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a substantial loss or may not be able to sell at all.  A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.  In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  From time to time, Aquila Tax-Free Fund For Utah may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.  To the extent that a Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.  Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer).  A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk.  When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone.  This may cause a Fund’s share price to be more volatile.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. Each Fund values investments using fair value methodologies. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility.  Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.  If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Manager or, if applicable, Sub-Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk.  If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of a Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future.  A Fund and its shareholders could be negatively impacted as a result.

Non-Diversification Risk.  Each Fund is classified as a “non-diversified” investment company under the 1940 Act.  Thus, compared with “diversified” funds, each Fund may invest a greater percentage of its assets in obligations of a small number of issuers.  In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks

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associated with investments in those issuers or types of projects.  Also, the Funds may be more risky than more geographically diverse funds.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk.  Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, a Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it may be more difficult for the Fund to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on each Fund’s website.

Fund Management

 How is each Fund managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036, the Manager, is each Fund’s investment adviser under an Advisory and Administration Agreement. With respect to each of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah, the Manager supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, provides the Fund with local advisory service; and, at the Manager’s expense, provides for pricing of the Fund’s portfolio. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2020, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.1 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.

The Funds are not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Funds’ Board of Trustees, Manager, Sub-Adviser and other service providers are not fiduciaries under ERISA.  Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.

Aquila Tax-Free Trust of Arizona

Mr. Anthony Tanner, Mr. James Thompson and Mr. Royden Durham form the Fund’s portfolio management team.

Mr. Tanner, based in Phoenix, AZ, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund since 2018.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.  Mr. Tanner has over 30 years of experience in the financial services industry.  Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund’s portfolio management team since 2009.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.   He has over 30 years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.

Mr. Durham has served as a portfolio manager of the Fund since 2017.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.  Mr. Durham has over forty years of experience in the financial services industry.  He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of 1% of the Fund’s average annual net assets; provided, however, that
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for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2020, the Fund accrued management fees to the Manager at the annual rate of 0.40% of 1% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2019.

Aquila Tax-Free Fund of Colorado

With respect to Aquila Tax-Free Fund of Colorado, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser’s expense, providing for pricing of the Fund’s portfolio.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to the Fund and the Predecessor Fund since 1992. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns is the Fund’s portfolio manager.   Mr. Johns has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987. He has also served as the portfolio manager of Aquila Tax- Free Trust of Oregon since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at the former United Bank of Denver, which acted as investment adviser to the Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2020, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.  The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2021.

The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.20% of the Fund’s average annual net assets.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2021.  After waivers and/or reimbursements, the Fund paid management fees equal to 0.48% of its average annual net assets during the fiscal year ended March 31, 2020.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2019.

Aquila Churchill Tax-Free Fund of Kentucky

Mr. Royden Durham, Mr. Anthony Tanner and Mr. James Thompson form the Fund’s portfolio management team.

Mr. Durham, based in Louisville, KY, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Tanner has served as a portfolio manager of the Fund since 2018.  He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Tanner has over 30 years of experience in the financial services industry.  Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private
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Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund’s portfolio management team since 2009.  He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Thompson has over 30 years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2020, the Fund accrued management fees to the Manager at the annual rate of[0.40 of 1% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2019.

Aquila Tax-Free Trust of Oregon

With respect to Aquila Tax-Free Trust of Oregon, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser’s expense, providing for pricing of the Fund’s portfolio.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. Mr. Johns has also been the portfolio manager of Aquila Tax-Free Fund of Colorado (“ATFFC”), which has investment objectives similar to those of the Fund, since that fund’s inception in 1987. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver, which acted as investment adviser to ATFFC from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

Mr. Timothy Iltz has served as a portfolio manager of the Fund and the Predecessor Fund since 2018. Mr. Iltz has over 20 years of experience in the fixed income industry, serving clients as portfolio manager, financial advisor, investment banker, analyst and consultant. Mr. Iltz has been a Vice President and Municipal Bond Credit Analyst at the Sub-Adviser since 2011. He previously worked as a Vice President in Fixed Income Banking for Wedbush Securities in Portland and has over 11 years of public finance investment banking experience including the full spectrum of bond issues available to local governments.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets; provided, however, that for any date that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of the Fund’s average annual net assets.  The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.40 of 1% of net assets of the Fund up to $400 million; 0.38 of 1% of net assets above $400 million up to $1 billion; and 0.36 of 1% of net assets above $1 billion.  This contractual undertaking is in effect until September 30, 2021.  During the fiscal year ended March 31, 2020, the Predecessor Fund accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

The Manager, and not the Fund, pays the Sub-Adviser a fee for the Sub-Adviser’s services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.18 of 1% on the first $400 million in average net assets, 0.16 of 1% above that amount up to $1 billion in average net assets and 0.14 of 1% on all assets above $1 billion. Beginning December 1, 2019, the Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.16 of 1% of net assets of the Fund up to $400,000,000; 0.14 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.12 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2021.  After
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waivers and/or reimbursements, the Predecessor Fund paid management fees equal to 0.39 of 1% of its average annual net assets during the fiscal year ended March 31, 2020.  The Fund is a newly organized fund and, as such, has no fee history.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement for the Predecessor Fund is available in the Predecessor Fund’s semi-annual report to shareholders for the period ended September 30, 2019.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement and the Sub-Advisory Agreement for the Fund will be available in the Fund’s semi-annual report to shareholders for the period ended September 30, 2020.

Aquila Narragansett Tax-Free Income Fund

With respect to Aquila Narragansett Tax-Free Income Fund, investment advisory duties, including portfolio management, have been delegated to Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), One Citizens Plaza, Providence, Rhode Island 02903, under a Sub-Advisory Agreement. The Sub-Adviser provides the Fund with local advisory services.  Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser’s expense, providing for pricing of the Fund’s portfolio.

Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a commercial bank holding company with total assets of $176.7 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,000 branches and nearly 17,800 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.

Mr. Jeffrey K. Hanna is the portfolio manager of the Fund.  Mr. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005. He was formerly an assistant portfolio manager of the Predecessor Fund and served as such from 2000 to 2005.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2020, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets. The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2021.

The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.23 of 1% of the Fund’s average annual net assets.   After waivers and/or reimbursements, the Fund paid management fees equal to 0.42 of 1% of its average annual net assets during the fiscal year ended March 31, 2020.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2019.

Aquila Tax-Free Fund For Utah

Mr. James Thompson, Mr. Royden Durham and Mr. Anthony Tanner form the Fund’s portfolio management team.

Mr. Thompson, based in Bountiful, UT, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Thompson has over 30 years of experience in the municipal finance industry. Most recently he served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.

Mr. Durham has served as a portfolio manager of the Fund since 2017.  He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Durham has over forty years of experience in the financial services industry.  He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently, he served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Tanner has served as a portfolio manager of the Fund since 2018.  He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. Mr. Tanner has over 30 years of experience in the financial services industry.  Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.
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The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2020, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.  After waivers and/or reimbursements, the Fund paid management fees to the Manager equal to 0.48 of 1% of its average annual net assets during the fiscal year ended March 31, 2020.  The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2021.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2019.

Net Asset Value per Share

The net asset value of the shares of each Fund’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Are there alternative purchase plans?

The Funds provide individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.

Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Tax-Free Fund For Utah currently offer four classes of shares:  Class A Class C, Class F and Class Y.

Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund currently offer five classes of shares:  Class A, Class C, Class F, Class I and Class Y.

Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from a Fund.

Class F Shares, Class I Shares and Class Y Shares are available only to investors who are investing through a financial intermediary.  Not all financial intermediaries make Class F Shares, Class I Shares and Class Y Shares available to their clients.

In which states can I buy shares of a Fund?

Aquila Tax-Free Trust of Arizona

You can purchase shares of Aquila Tax-Free Trust of Arizona if you live in Arizona or in one of the other states listed below.

If you are a resident of a state other than Arizona, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in:

Iowa, Massachusetts, Montana, New Mexico, Tennessee, Washington and Wisconsin.

On the date of this Prospectus, Class F Shares are available in:

Arizona, California, Colorado, Georgia, Hawaii, Idaho, Indiana, Kansas, Kentucky, Missouri, Montana, Nebraska, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Oklahoma, Pennsylvania, Rhode Island, Utah, Virginia, .

On the date of this Prospectus, Class Y Shares are available in:

Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia, Washington, West Virginia and Wyoming.

Aquila Tax-Free Fund of Colorado

You can purchase shares of Aquila Tax-Free Fund of Colorado if you live in Colorado or in one of the other states listed below.

If you are a resident of a state other than Colorado, dividends from the Fund may be subject to state income

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taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Colorado, Alaska, Arizona, California, Connecticut, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Maryland, Michigan, Montana, Nebraska, New Mexico, Texas, Washington and Wisconsin.

On the date of this Prospectus, Class F Shares are available in:

Colorado, Alaska, California, Connecticut, Georgia, Hawaii, Idaho, Indiana, Kansas, Kentucky, Missouri, Montana, Nebraska, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Utah and Virginia.

On the date of this Prospectus, Class Y Shares are available in:

Colorado, Alaska, Arizona, California, Connecticut, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Maryland, Michigan, Minnesota, Missouri, Montana, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia, Washington, Wisconsin and Wyoming.

Aquila Churchill Tax-Free Fund of Kentucky

You can purchase shares of Aquila Churchill Tax-Free Fund of Kentucky if you live in Kentucky or in one of the other states listed below.

If you are a resident of a state other than Kentucky, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Tennessee, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona and Texas.

In addition, Class C Shares are available in West Virginia.

On the date of this Prospectus, Class F Shares are available in:

Kentucky, Alabama, California, Colorado, Georgia, Hawaii, Indiana, Missouri, Montana, Nebraska, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Utah and Virginia.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona and Tennessee.

Aquila Tax-Free Trust of Oregon

You can purchase shares of Aquila Tax-Free Trust of Oregon if you live in Oregon or in one of the other states listed below.

If you are a resident of a state other than Oregon, dividends from the Fund may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares, Class C Shares and Class Y Shares are available in:

 Oregon, Alaska, Alabama, Arkansas, Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, South Carolina, Utah, Virginia and Washington.

In addition, Class A Shares and Class C Shares are available in Texas.

In addition, Class C Shares are available in Nebraska.

In addition, Class Y Shares are available in Maryland and South Dakota.

On the date of this Prospectus, Class F Shares are available in all 50 states.

Aquila Narragansett Tax-Free Income Fund

You can purchase shares of Aquila Narragansett Tax-Free Income Fund if you live in Rhode Island or in one of the other states listed below.

If you are a resident of a state other than Rhode Island, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Rhode Island, Alaska, Alabama, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Massachusetts, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona, Maryland, Michigan, North Dakota, South Dakota and Tennessee.

On the date of this Prospectus, Class F Shares are available in all 50 states.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Rhode Island, Alaska, Alabama, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Utah, Virginia and Wyoming.
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In addition, Class Y shares are available in Arizona, Massachusetts, Maryland, North Dakota and Washington.

Aquila Tax-Free Fund For Utah

You can purchase shares of Aquila Tax-Free Fund For Utah if you live in Utah or in one of the other states listed below.

If you are a resident of a state other than Utah, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Utah, Alaska, Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia, Washington and Wyoming.

In addition, Class A Shares are available in Massachusetts, Michigan, Montana, New Hampshire, Oklahoma and Wisconsin.

On the date of this Prospectus, Class F Shares are available in all 50 states.

On the date of this Prospectus, Class Y Shares are available in:

Utah, Alaska, Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia, Washington and Wyoming.

A Fund and Aquila Distributors LLC, the Fund’s distributor (the “Distributor”), may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.

•	Subsequently, any amount you specify of $50 or more.

•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

Class A and Class C Shares

You may purchase Class A and Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Funds’ Agent, BNY Mellon Investment Servicing (US) Inc. (the “Agent” or “BNY Mellon”).

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

All Share Classes

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and the net asset value next determined after your purchase order is received in proper form for Class C, I, F and Y Shares. (See “What price will I pay for a Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.
Opening a Class A or Class C Share Account
* Make out a check for the investment amount payable to the Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Funds’ Agent, BNY Mellon.

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Each Fund is available for purchase in the states identified above, and in Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Adding to a Class A or Class C Share Account
By Wire	By Check
* Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of a Fund by wire transfer.
We will provide appropriate instructions at that time.

* Make out a check for the investment amount payable to the appropriate Fund.

* Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

* Send your check and account information to your dealer or to the Funds’ Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Neither initial nor subsequent investments should be made by third party check, travelers check, starter checks (bank check stock with no account holder information identified) or credit card check.

Opening or Adding to a Class F, Class I or Class Y Share Account

An investor may open a Class F, Class I or Class Y Share account or make additional investments in Class F, Class I or Class Y Shares only through a financial intermediary.

Can I transfer funds electronically?

Once your account has been opened and funded, you can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House (“ACH”).  You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Funds’ Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares, Class I Shares and Class Y Shares.

Redeeming an Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

• Class C Shares held for less than 12 months (from the date of purchase); and

• CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.
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How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	Please call 800-437-1000 toll-free for FAX instructions

For liquidity and convenience, the Funds offer expedited redemption.

Expedited Redemption Methods for Class A or Class C Shares

You may request expedited redemption in two ways:

1.  By Telephone. The Agent will take instructions from the shareholder of record by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply account information and personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581 or by FAX (please call 800-437-1000 toll-free for FAX instructions). The letter, signed by the registered shareholder(s), must indicate:

•	account name(s)

•	account number

•	amount to be redeemed

•	any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) Medallion signature guarantees and (3) possible additional documentation.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method for Class A or Class C Shares

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Funds’ Agent, which includes:

•	account name(s);

•	account number;

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund); and

•	signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Medallion Signature Guarantees.  If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.  Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Certificate Shares

The Funds no longer issue share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Funds’ Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.
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For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a Medallion signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

What are the methods of payment of redemption proceeds for Class A and Class C Shares?

Redemption proceeds may be sent by check, wire or transferred through ACH, as follows:

Redemption	Method of Payment	Charges
Under $1,000.	Check or ACH.	None.
$1,000 or more.	Check, ACH or wire to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of ACH to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges for Class A and Class C Shares?

If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there an Automatic Withdrawal Plan?

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I, F or Y Shares.

Redeeming Class F, Class I and Class Y Shares
You may redeem all or any part of your Class F, Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class F, Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds’ Agent.  Financial intermediaries may charge a fee for effecting redemptions.  A redemption may result in a taxable transaction to the redeeming investor.
General

Redemption proceeds are normally sent to your address of record on the next business day following receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (ACH)).

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check) for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check has been honored, or (ii) the Agent receives satisfactory assurance that the check will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances.  Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value.  Each Fund also may
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pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

Redemption proceeds may be paid in whole or in part “in kind,”  that is by distribution of a Fund’s portfolio securities. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. The Trust may redeem in kind if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.  Securities you receive this way may increase or decrease in value while you hold them and you may incur transaction costs and tax liability when you convert the securities to cash.

During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Proper Form

When you buy, exchange or redeem shares, your request must be in proper form.  This means you have provided the following information, without which the request may not be processed:

•	Account name(s)

•	Account number

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In the case of a redemption, payment instructions

•	For redemptions using the Regular Redemption Method, signature(s) of the registered shareholder(s)

•
A Medallion signature guarantee.  If sufficient documentation is on file, a Medallion signature guarantee is not required for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.  Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Funds to identify you.  The Funds may close your account if we cannot adequately verify your identity.

Investing through financial intermediaries

If you invest in a Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Fund, and your financial intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Funds. You should ask your financial intermediary about its services and any applicable fees.

Responsibility for Fraud

The Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Alternative Purchase Plans

How do the different arrangements for the Funds’ share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Funds’ share classes?
Each Fund offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
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	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $250,000 or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees
A distribution fee of 0.05 of 1% (for Aquila Tax-Free Fund of Colorado), 0.15 of 1% (for Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund), or 0.20 of 1% (for Aquila Tax-Free Fund For Utah) is imposed on the average annual net assets represented by the applicable Class A Shares.

Distribution and service fees of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information).  A distribution fee of 0.75 of 1% may be paid to certain broker/dealers and other qualified recipients.  A service fee of 0.25 of 1% will be paid to the Distributor.

Other Information
The initial sales charge is waived or reduced in some cases.  Larger purchases qualify for lower sales charges.  Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).

Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class F Shares “Fiduciary Class”	Class I Shares “Financial Intermediary Class” (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	None.
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

Other Information	N/A	N/A

Class Y Shares “Institutional Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.
Distribution and/or Service Fees	None.
Other Information	N/A

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What price will I pay for a Fund’s shares?

Class A Shares Offering Price	Class C, I, F and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund’s best interest to do so.

Class F Shares and Class Y Shares may be available on certain brokerage platforms.  An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  As noted above, shares of each Fund are available in other share classes that have different fees and expenses.

Sales Charges – Class A Shares

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

• an individual;

• an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

• a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

• a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%

For purchases of $250,000 or more see “Sales Charges for Purchases of $250,000 or More.”

For example:

If your purchase amount is $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x 0.04 = $400)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the net amount invested in your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Trust shares may be higher or lower due to rounding.
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Sales Charges for Purchases of $250,000 or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Please see the SAI for information regarding the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019.

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah:

If you redeem all or part of your CDSC Class A Shares during the first year after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Year After Purchase
$250,000 and up to $2.5 million	0.50 of 1%
Over $2.5 million	0.25 of 1%
The CDSC will not apply to CDSC Class A Shares held for longer than one year.
Please see the SAI for information regarding the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019.
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For All Funds:

Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by a Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.  A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.  At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.  Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Fund’s Distributor. Financial intermediaries offering such programs may or may not charge transaction fees.  As of May 1, 2020, the Distributor has entered such an agreement with Merrill Lynch and Morgan Stanley Smith Barney.  Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” below.  Please see the SAI for additional information about sales charge waivers and reductions.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.
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The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.

The availability of certain CDSC waivers may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

Purchase and Redemption of Class F Shares and Class Y Shares

Class F Shares and Class Y Shares may be available on certain brokerage platforms.  An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  Shares of each Fund are available in other share classes that have different fees and expenses.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege – Class A, C, F, I and Y Shares
Generally, you can exchange shares of any class of a Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee.
The exchange privilege is available to Class F, Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class F, Class I and Class Y Shares must be made through the investor’s financial intermediary.  Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.
Before you request an exchange, consider the investment objectives and policies of the fund for which you are exchanging shares, as described in that fund’s prospectus.  You generally will have to pay income taxes on an exchange.
Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of a Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Boards of Trustees of the Funds have determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

What about confirmations?

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of a Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary’s arrangement with the Funds and the Distributor.
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Is there a Distribution Plan?

Each Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 (the “Rule”) in order to:

(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager to make payment for distribution expenses out of its own funds; and

(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C and (if applicable) Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

* 0.15 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund (a distribution fee of up to 0.05 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Fund of Colorado is currently authorized by the Trustees of such Fund);

* 0.20 of 1% of the average annual net assets represented by Class A shares of Aquila Tax-Free Fund For Utah;

* 0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund; and

* 0.25 of 1% of the average annual net assets represented by Class I Shares of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund  (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each such Fund is currently authorized by the Trustees of such Funds).
Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.

Whenever Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky or Aquila Tax-Free Trust of Oregon makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of that Fund’s average annual net assets.

Shareholder Services Plan for Class C Shares and Class I Shares

Each Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, the Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Funds

In addition to, rather than in lieu of, fees paid by a Fund under the Fund’s Distribution Plan or Shareholder Services Plan, each Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).

Additional Payments

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services.  This additional compensation is sometimes referred to as “revenue sharing.”  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor and/or its related companies.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of a Fund over other investment options.  To obtain more information on how additional compensation may have influenced your financial advisor’s recommendation of a Fund ask
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your financial advisor.  For more information, please see the SAI.

To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Funds generally permit “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

Each Fund pays dividends and other distributions with respect to each class of shares. Each Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by a Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if a Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because each Fund’s income varies, so will a Fund’s dividends. There is no fixed dividend rate. It is expected that most of each Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. Each Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by ACH or the Agent or paid by the Agent to a financial intermediary; or

2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Funds’ present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of ACH.

You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Funds.

Each Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class F, Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class F, Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances
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are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.

You may receive three different types of distributions from a Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Aquila Tax-Free Trust of Arizona

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Arizona Obligations will also generally be exempt from Arizona state income tax, subject to the discussion under the heading “Tax Risk.”  Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends-received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/19

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends

Class A Shares	98.63%	0.00%	1.37%
Class C Shares	98.22%	0.00%	1.78%
Class Y Shares	98.81%	0.00%	1.19%

Aquila Tax-Free Fund of Colorado

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Colorado Obligations should also generally be exempt from Colorado state income tax, subject to the discussion under the heading “Tax Risk.”  Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/19

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	98.46%	0.00%	1.54%
Class C Shares	97.66%	0.00%	2.34%
Class Y Shares	98.53%	0.00%	1.47%

Aquila Churchill Tax-Free Fund of Kentucky

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Kentucky Obligations will also generally be exempt from Kentucky income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax, and exempt-interest dividends may be subject to Kentucky franchise or other taxes imposed on certain corporations. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/19

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.23%	0.00%	0.77%
Class C Shares	99.10%	0.00%	0.90%
Class I Shares	99.23%	0.00%	0.77%
Class Y Shares	99.09%	0.00%	0.91%

Aquila Tax-Free Trust of Oregon

Most distributions  from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described
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below, dividends paid from interest income on Oregon Obligations will also generally be exempt from Oregon personal income taxes, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives. Exempt-interest dividends are not exempt from the Oregon state corporation excise tax or the Oregon corporation income tax.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes, including Oregon personal income taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/19

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	98.26%	0.00%	1.74%
Class C Shares	97.66%	0.00%	2.34%
Class F Shares	99.69%	0.00%	0.31%
Class Y Shares	98.42%	0.00%	1.58%

Aquila Narragansett Tax-Free Income Fund

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes.  As further described below, exempt-interest dividends derived from Rhode Island Obligations will also generally be exempt from Rhode Island state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/19

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	98.23%	0.00%	1.77%
Class C Shares	97.77%	0.00%	2.23%
Class F Shares	99.77%	0.00%	0.23%
Class I Shares	98.20%	0.00%	1.80%
Class Y Shares	98.26%	0.00%	1.74%

Aquila Tax-Free Fund For Utah

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes.  As further described below, exempt-interest dividends derived from Utah Double-Exempt Obligations will also generally be exempt from Utah state individual income tax subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/19

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.06%	0.00%	0.94%
Class C Shares	98.64%	0.00%	1.36%
Class F Shares	99.78%	0.00%	0.22%
Class Y Shares	99.09%	0.00%	0.91%

All Funds

Net capital gains of a Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of a Fund when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.
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Dividends declared in, and payable to shareholders of record in, October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of Fund dividends and distributions annually.

If you sell shares of a Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold the Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

Dividends and distributions from a Fund (other than exempt-interest dividends) and net gain from redemptions of Fund shares will generally be taken into account in determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends (other than certain dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or other payments that are subject to withholding, the applicable Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty).  “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Distributions of net capital gain are generally exempt from such withholding.

If you do not provide a Fund with your correct taxpayer identification number and required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Fund. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Arizona Taxes - Aquila Tax-Free Trust of Arizona

Shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt Arizona Obligations of the State of Arizona and its political subdivisions.  Under an administrative pronouncement of the Arizona Department of Revenue, exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on obligations issued by or under the authority of the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands, or to certain industrial development bonds issued by the Government of American Samoa, would not be subject to Arizona income tax.  Administrative practice may not be cited as precedent and may be subject to change at any time.

The Arizona tax consequences to shareholders of the Fund of dividends and distributions of other than exempt-interest dividends and disposition of shares of the Fund will generally be treated for Arizona personal income tax and corporate income tax purposes in the same manner as they are treated for Federal income tax purposes as described above.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Colorado State Income Taxes - Aquila Tax-Free Fund of Colorado

The discussion below addresses certain tax consequences to individuals, estates, and trusts that are Colorado residents and that will be shareholders of the Fund, and to any corporate shareholder of the Fund that is required to file an income tax return in Colorado, and does not discuss the tax consequences to any other shareholder. This summary is limited to holders that hold shares in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes).  This discussion is based on Colorado state income tax law as in effect as of the date of this Prospectus.  Such law is subject to change by legislation, judicial or administrative action or decision, possibly with retroactive effect.

This discussion is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy the conditions that will cause Fund distributions to qualify as exempt-interest dividends to shareholders under the Code. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, exempt State or local bonds).

Exempt-interest dividends paid by the Fund that are attributable to interest earned on Colorado Obligations should not be subject to Colorado state income tax. Other distributions, including distributions attributable to capital gains, will be subject to Colorado state income tax, other than distributions (if any) that constitute a tax-free return of capital. For a shareholder of the Fund that is a  corporation, the extent to which such other distributions are subject to Colorado state income tax will depend on the corporation’s other activities within and without Colorado.

Colorado imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayer’s federal alternative minimum taxable income. Distributions of bond interest exempt from the Colorado
67 / Aquila Municipal Trust

regular income tax imposed on individuals, estates and trusts, should not be includible in the taxpayers’ Colorado alternative minimum taxable income, whether or not such distributions are includible in federal alternative minimum taxable income. Colorado imposes no alternative minimum tax on corporations.

Gain on the sale, exchange, or other disposition of Fund shares will generally be subject to Colorado income tax to the extent such gain is includible in federal taxable income. Colorado currently taxes all such gain at a flat rate of 4.63% (reduced to 4.50% with respect to gains realized in 2019 only), regardless of the character of the gain for federal income tax purposes. Loss on a sale, exchange or other disposition of Fund shares will generally be subject to the limitations on the use of capital losses imposed by the Code.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Kentucky Taxes - Aquila Churchill Tax-Free Fund of Kentucky

Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.

Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains dividends, will generally not be exempt from Kentucky income tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Oregon Taxes - Aquila Tax-Free Trust of Oregon

Distributions by the Fund of interest income from Oregon Obligations will generally be exempt from Oregon personal income taxes. Distributions by the Fund of interest income from obligations of the United States and certain federal agencies and instrumentalities, and obligations of certain other government issuers, such as the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, and the United States Territories of Guam, Samoa, and Virgin Islands, that Oregon is prohibited under federal law from taxing under the state’s personal income tax, are generally also exempt from the Oregon personal income tax.  Other distributions from the Fund, including capital gain dividends and ordinary dividends, and distributions of interest income from obligations of other states (or of a political subdivision of any other state), will generally not be exempt from Oregon personal income taxes.

To assist organizations that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, in borrowing funds for capital projects, Oregon is authorized to issue “conduit” revenue bonds under the Oregon Facilities Authority (“OFA Bonds”).  OFA Bonds are generally used to finance projects in Oregon, but also may be used to finance certain projects located outside of Oregon. Any distributions of interest income by the Fund attributable to OFA Bonds will be exempt from Oregon personal income tax only to the extent that the structures financed with the proceeds of the bonds are deemed under Oregon law to be located within the State of Oregon.

Distributions of interest income by the Fund attributable to Oregon Obligations, or of obligations of any state or political subdivision of a state, are not exempt from the Oregon corporation excise tax or the Oregon corporation income tax, if applicable. Corporations and other entities subject to the Oregon corporation excise tax or Oregon corporation income tax should consult their tax advisers before investing in the Fund.

Oregon recently adopted a unique gross receipts tax, effective on January 1, 2020 (the Oregon Corporate Activity Tax).  This tax is not limited to corporations as its name implies.  It may apply to non-corporate businesses with revenues attributable to the state.  While interest and dividend income are generally exempt from this tax, other distributions from the Fund may not be exempt.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Rhode Island Taxes - Aquila Narragansett Tax-Free Income Fund

The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes (i) the portion of exempt-interest dividends that the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations, (ii) the portion of ordinary dividends that the Fund clearly identifies as directly attributable to interest earned on debt obligations of the

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United States and its agencies and instrumentalities, and (iii) the portion of ordinary and capital gain dividends that the Fund clearly identifies as directly attributable to gain on the sale of obligations of Rhode Island issuers that are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance. Other Fund distributions and dividends will be taxable for Rhode Island income tax purposes.

Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Utah Taxes - Aquila Tax-Free Fund For Utah

Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of Utah individual income tax in the same manner as they are treated for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Utah statutory authority provides that interest on obligations of certain non-Utah-based issuers which provide a similar exemption for obligations of Utah-based issuers are exempt from Utah individual income taxes. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of non-Utah-based issuers. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Utah individual income tax purposes unless deductible for federal income tax purposes (and if deductible for federal income tax purposes, such amounts may affect the amount excludable as an exempt-interest dividend). Other distributions from the Fund generally will not be exempt from Utah income tax.

Distributions of interest income by the Fund attributable to Utah Double-Exempt Obligations are generally not exempt from the Utah corporate franchise and income tax. However, a partial nonrefundable credit is available for interest income attributable to obligations issued by Utah governmental issuers and U.S. governmental issuers, which may include obligations issued by U.S. territorial governments, which credit may generally be 1% of such gross interest income included in the taxpayer’s state taxable income. Corporations and other entities subject to the Utah corporate franchise and income tax should consult their tax advisers before investing in the Fund.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

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FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds’ financial statements, is included in the Funds’ annual report and is available upon request.

Aquila Tax-Free Trust of Oregon acquired the assets and liabilities of Aquila Tax-Free Trust of Oregon (the “Predecessor Fund”) on June 26, 2020.  As a result of the reorganization, Aquila Tax-Free Trust of Oregon is the accounting successor of the Predecessor Fund.  For the periods shown below, the information reflects the financial performance of Predecessor Fund.

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AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.61	$10.47	$10.58	$10.95	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.27	0.29	0.30	0.32	0.37
Net gain (loss) on securities (both realized and unrealized)	0.07	0.16	(0.10)	(0.36)	(0.03)
Total from investment operations	0.34	0.45	0.20	(0.04)	0.34
Less distributions:
Dividends from net investment income	(0.27)	(0.29)	(0.29)	(0.32)	(0.35)
Distributions from capital gains	—	(0.02)	(0.02)	(0.01)	(0.02)
Total distributions	(0.27)	(0.31)	(0.31)	(0.33)	(0.37)
Net asset value, end of period	$10.68	$10.61	$10.47	$10.58	$10.95
Total return (not reflecting sales charge)	3.16%	4.37%	1.93%	(0.42)%	3.20%
Ratios/supplemental data
Net assets, end of period (in millions)	$199	$204	$218	$229	$242
Ratio of expenses to average net assets	0.74%	0.73%	0.69%	0.70%	0.71%
Ratio of net investment income to average net assets	2.49%	2.74%	2.77%	2.96%	3.36%
Portfolio turnover rate	21%	34%	16%	19%	10%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.61	$10.47	$10.58	$10.95	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.18	0.20	0.20	0.23	0.28
Net gain (loss) on securities (both realized and unrealized)	0.05	0.15	(0.09)	(0.37)	(0.03)
Total from investment operations	0.23	0.35	0.11	(0.14)	0.25
Less distributions:
Dividends from net investment income	(0.17)	(0.19)	(0.20)	(0.22)	(0.26)
Distributions from capital gains	—	(0.02)	(0.02)	(0.01)	(0.02)
Total distributions	(0.17)	(0.21)	(0.22)	(0.23)	(0.28)
Net asset value, end of period	$10.67	$10.61	$10.47	$10.58	$10.95
Total return (not reflecting sales charge)	2.20%	3.49%	1.06%	(1.26)%	2.34%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$9	$14	$17	$18
Ratio of expenses to average net assets	1.59%	1.58%	1.54%	1.55%	1.56%
Ratio of net investment income to average net assets	1.65%	1.88%	1.92%	2.11%	2.51%
Portfolio turnover rate	21%	34%	16%	19%	10%

(1)   Per share amounts have been calculated using the daily average shares method.

72 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.63	$10.49	$10.60	$10.97	$11.00
Income (loss) from investment operations:
Net investment income(1)	0.28	0.30	0.31	0.34	0.38
Net gain (loss) on securities (both realized and unrealized)	0.06	0.16	(0.09)	(0.37)	(0.02)
Total from investment operations	0.34	0.46	0.22	(0.03)	0.36
Less distributions:
Dividends from net investment income	(0.28)	(0.30)	(0.31)	(0.33)	(0.37)
Distributions from capital gains	—	(0.02)	(0.02)	(0.01)	(0.02)
Total distributions	(0.28)	(0.32)	(0.33)	(0.34)	(0.39)
Net asset value, end of period	$10.69	$10.63	$10.49	$10.60	$10.97
Total return (not reflecting sales charge)	3.21%	4.51%	2.08%	(0.26)%	3.38%
Ratios/supplemental data
Net assets, end of period (in millions)	$53	$40	$41	$42	$41
Ratio of expenses to average net assets	0.60%	0.59%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets	2.62%	2.88%	2.92%	3.11%	3.49%
Portfolio turnover rate	21%	34%	16%	19%	10%

(1)   Per share amounts have been calculated using the daily average shares method.

73 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.46	$10.31	$10.51	$10.83	$10.80
Income from investment operations:
Net investment income(1)	0.22	0.24	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	0.10	0.15	(0.20)	(0.33)	0.03
Total from investment operations	0.32	0.39	0.06	(0.05)	0.34
Less distributions:
Dividends from net investment income	(0.22)	(0.24)	(0.26)	(0.27)	(0.31)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.22)	(0.24)	(0.26)	(0.27)	(0.31)
Net asset value, end of period	$10.56	$10.46	$10.31	$10.51	$10.83
Total return (not reflecting sales charge)	3.03%	3.86%	0.55%	(0.44)%	3.20%
Ratios/supplemental data
Net assets, end of period (in millions)	$186	$188	$196	$208	$220
Ratio of expenses to average net assets	0.71%	0.70%	0.68%	0.68%	0.67%
Ratio of net investment income to average net assets	2.04%	2.35%	2.47%	2.57%	2.89%
Portfolio turnover rate	13%	7%	9%	11%	10%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.73%	0.72%	0.70%	0.70%	0.69%
Ratio of investment income to average net assets	2.02%	2.33%	2.45%	2.55%	2.87%

(1)   Per share amounts have been calculated using the daily average shares method.

74 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.44	$10.29	$10.49	$10.80	$10.78
Income from investment operations:
Net investment income(1)	0.12	0.14	0.16	0.17	0.21
Net gain (loss) on securities (both realized and unrealized)	0.10	0.15	(0.20)	(0.31)	0.02
Total from investment operations	0.22	0.29	(0.04)	(0.14)	0.23
Less distributions:
Dividends from net investment income	(0.12)	(0.14)	(0.16)	(0.17)	(0.21)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.12)	(0.14)	(0.16)	(0.17)	(0.21)
Net asset value, end of period	$10.54	$10.44	$10.29	$10.49	$10.80
Total return (not reflecting CDSC)	2.06%	2.88%	(0.41)%	(1.29)%	2.18%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$9	$15	$21	$24
Ratio of expenses to average net assets	1.66%	1.65%	1.63%	1.62%	1.62%
Ratio of net investment income to average net assets	1.09%	1.40%	1.52%	1.62%	1.94%
Portfolio turnover rate	13%	7%	9%	11%	10%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.68%	1.67%	1.65%	1.64%	1.64%
Ratio of investment income to average net assets	1.07%	1.38%	1.50%	1.60%	1.92%

(1)   Per share amounts have been calculated using the daily average shares method.

75 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.49	$10.34	$10.54	$10.86	$10.83
Income from investment operations:
Net investment income(1)	0.22	0.25	0.27	0.28	0.32
Net gain (loss) on securities (both realized and unrealized)	0.09	0.15	(0.20)	(0.32)	0.02
Total from investment operations	0.31	0.40	0.07	(0.04)	0.34
Less distributions:
Dividends from net investment income	(0.22)	(0.25)	(0.27)	(0.28)	(0.31)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.22)	(0.25)	(0.27)	(0.28)	(0.31)
Net asset value, end of period	$10.58	$10.49	$10.34	$10.54	$10.86
Total return	2.98%	3.90%	0.61%	(0.38)%	3.24%
Ratios/supplemental data
Net assets, end of period (in millions)	$72	$70	$76	$83	$79
Ratio of expenses to average net assets	0.66%	0.65%	0.63%	0.63%	0.62%
Ratio of net investment income to average net assets	2.09%	2.40%	2.52%	2.62%	2.94%
Portfolio turnover rate	13%	7%	9%	11%	10%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.68%	0.67%	0.65%	0.65%	0.64%
Ratio of investment income to average net assets	2.07%	2.38%	2.50%	2.60%	2.92%

(1)   Per share amounts have been calculated using the daily average shares method.

76 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.64	$10.48	$10.55	$10.88	$10.91
Income from investment operations:
Net investment income(1)	0.24	0.25	0.26	0.29	0.32
Net gain (loss) on securities (both realized and unrealized)	0.15	0.18	(0.06)	(0.33)	(0.03)
Total from investment operations	0.39	0.43	0.20	(0.04)	0.29
Less distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.26)	(0.29)	(0.32)
Distributions from capital gains	—	(0.02)	(0.01)	—	—
Total distributions	(0.24)	(0.27)	(0.27)	(0.29)	(0.32)
Net asset value, end of period	$10.79	$10.64	$10.48	$10.55	$10.88
Total return (not reflecting sales charge)	3.72%	4.10%	1.89%	(0.40)%	2.75%
Ratios/supplemental data
Net assets, end of period (in millions)	$142	$144	$160	$185	$189
Ratio of expenses to average net assets	0.80%	0.79%	0.75%	0.73%	0.73%
Ratio of net investment income to average net assets	2.26%	2.36%	2.48%	2.69%	3.00%
Portfolio turnover rate	6%	6%	9%	27%	7%

(1)  Per share amounts have been calculated using the daily average shares method.
77 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.64	$10.47	$10.54	$10.87	$10.90
Income from investment operations:
Net investment income(1)	0.15	0.16	0.17	0.20	0.23
Net gain (loss) on securities (both realized and unrealized)	0.14	0.19	(0.06)	(0.33)	(0.03)
Total from investment operations	0.29	0.35	0.11	(0.13)	0.20
Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.17)	(0.20)	(0.23)
Distributions from capital gains	—	(0.02)	(0.01)	—	—
Total distributions	(0.15)	(0.18)	(0.18)	(0.20)	(0.23)
Net asset value, end of period	$10.78	$10.64	$10.47	$10.54	$10.87
Total return (not reflecting CDSC)	2.75%	3.32%	1.03%	(1.24)%	1.88%
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$7	$9	$9	$10
Ratio of expenses to average net assets	1.65%	1.64%	1.60%	1.58%	1.58%
Ratio of net investment income to average net assets	1.41%	1.50%	1.63%	1.84%	2.14%
Portfolio turnover rate	6%	6%	9%	27%	7%

(1)  Per share amounts have been calculated using the daily average shares method.

78 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.64	$10.47	$10.54	$10.87	$10.90
Income from investment operations:
Net investment income(1)	0.23	0.23	0.25	0.27	0.31
Net gain (loss) on securities (both realized and unrealized)	0.14	0.19	(0.07)	(0.33)	(0.03)
Total from investment operations	0.37	0.42	0.18	(0.06)	0.28
Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.24)	(0.27)	(0.31)
Distributions from capital gains	—	(0.02)	(0.01)	—	—
Total distributions	(0.23)	(0.25)	(0.25)	(0.27)	(0.31)
Net asset value, end of period	$10.78	$10.64	$10.47	$10.54	$10.87
Total return	3.48%	4.04%	1.74%	(0.55)%	2.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$7	$7	$8	$9
Ratio of expenses to average net assets	0.93%	0.94%	0.90%	0.87%	0.87%
Ratio of net investment income to average net assets	2.12%	2.20%	2.33%	2.54%	2.86%
Portfolio turnover rate	6%	6%	9%	27%	7%

(1)  Per share amounts have been calculated using the daily average shares method.

79 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.65	$10.48	$10.55	$10.88	$10.91
Income from investment operations:
Net investment income(1)	0.26	0.26	0.28	0.31	0.34
Net gain (loss) on securities (both realized and unrealized)	0.14	0.19	(0.06)	(0.34)	(0.03)
Total from investment operations	0.40	0.45	0.22	(0.03)	0.31
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.28)	(0.30)	(0.34)
Distributions from capital gains	—	(0.02)	(0.01)	—	—
Total distributions	(0.26)	(0.28)	(0.29)	(0.30)	(0.34)
Net asset value, end of period	$10.79	$10.65	$10.48	$10.55	$10.88
Total return	3.78%	4.35%	2.04%	(0.25)%	2.92%
Ratios/supplemental data
Net assets, end of period (in millions)	$27	$30	$43	$51	$47
Ratio of expenses to average net assets	0.65%	0.64%	0.60%	0.58%	0.58%
Ratio of net investment income to average net assets	2.41%	2.50%	2.63%	2.84%	3.15%
Portfolio turnover rate	6%	6%	9%	27%	7%

(1)  Per share amounts have been calculated using the daily average shares method.

80 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.98	$10.81	$10.99	$11.33	$11.31
Income (loss) from investment operations:
Net investment income(1)	0.21	0.24	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	0.15	0.17	(0.18)	(0.35)	0.01
Total from investment operations	0.36	0.41	0.08	(0.07)	0.32
Less distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.26)	(0.27)	(0.30)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.21)	(0.24)	(0.26)	(0.27)	(0.30)
Net asset value, end of period	$11.13	$10.98	$10.81	$10.99	$11.33
Total return (not reflecting sales charge)	3.30%	3.90%	0.68%	(0.66)%	2.91%
Ratios/supplemental data
Net assets, end of period (in millions)	$375	$368	$390	$414	$419
Ratio of expenses to average net assets	0.71%	0.70%	0.71%	0.73%	0.74%
Ratio of net investment income to average net assets	1.90%	2.27%	2.35%	2.48%	2.72%
Portfolio turnover rate	12%	10%	8%	13%	7%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.72%	0.70%	0.72%	0.74%	0.74%
Ratio of investment income to average net assets	1.89%	2.26%	2.34%	2.47%	2.72%

(1)   Per share amounts have been calculated using the daily average shares method.

81 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.97	$10.80	$10.98	$11.32	$11.30
Income (loss) from investment operations:
Net investment income(1)	0.12	0.15	0.16	0.18	0.21
Net gain (loss) on securities (both realized and unrealized)	0.15	0.17	(0.18)	(0.35)	0.02
Total from investment operations	0.27	0.32	(0.02)	(0.17)	0.23
Less distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.16)	(0.17)	(0.21)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.12)	(0.15)	(0.16)	(0.17)	(0.21)
Net asset value, end of period	$11.12	$10.97	$10.80	$10.98	$11.32
Total return (not reflecting CDSC)	2.43%	3.02%	(0.18)%	(1.50)%	2.05%
Ratios/supplemental data
Net assets, end of period (in millions)	$16	$20	$28	$38	$36
Ratio of expenses to average net assets	1.56%	1.54%	1.56%	1.59%	1.59%
Ratio of net investment income to average net assets	1.05%	1.42%	1.49%	1.63%	1.86%
Portfolio turnover rate	12%	10%	8%	13%	7%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.57%	1.55%	1.57%	1.59%	1.59%
Ratio of investment income to average net assets	1.04%	1.42%	1.49%	1.62%	1.86%

(1)   Per share amounts have been calculated using the daily average shares method.

82 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

	Class F
	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.95	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	0.16	0.24
Total from investment operations	0.39	0.32
Less distributions:
Dividends from net investment income	(0.23)	(0.08)
Distributions from capital gains	—	—
Total distributions	(0.23)	(0.08)
Net asset value, end of period	$11.11	$10.95
Total return	3.58%	3.03%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$1
Ratio of expenses to average net assets	0.53%	0.54%(2)
Ratio of net investment income to average net assets	2.05%	2.36%(2)
Portfolio turnover rate	12%	10%(2)

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.54%	0.55%(2)
Ratio of investment income to average net assets	2.04%	2.35%(2)

*     Commencement of operations.
(1)   Per share amounts have been calculated using the daily average shares method.
(2)   Annualized.
(3)   Not annualized.

83 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.97	$10.80	$10.98	$11.32	$11.30
Income (loss) from investment operations:
Net investment income(1)	0.23	0.26	0.27	0.29	0.32
Net gain (loss) on securities (both realized and unrealized)	0.15	0.17	(0.18)	(0.35)	0.02
Total from investment operations	0.38	0.43	0.09	(0.06)	0.34
Less distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.27)	(0.28)	(0.32)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.23)	(0.26)	(0.27)	(0.28)	(0.32)
Net asset value, end of period	$11.12	$10.97	$10.80	$10.98	$11.32
Total return	3.46%	4.05%	0.83%	(0.51)%	3.08%
Ratios/supplemental data
Net assets, end of period (in millions)	$235	$213	$209	$186	$180
Ratio of expenses to average net assets	0.56%	0.55%	0.56%	0.58%	0.59%
Ratio of net investment income to average net assets	2.04%	2.42%	2.50%	2.63%	2.86%
Portfolio turnover rate	12%	10%	8%	13%	7%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.57%	0.55%	0.57%	0.59%	0.59%
Ratio of investment income to average net assets	2.03%	2.41%	2.49%	2.62%	2.86%

(1)   Per share amounts have been calculated using the daily average shares method.

84 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.74	$10.57	$10.61	$10.92	$10.81
Income (loss) from investment operations:
Net investment income(1)	0.25	0.26	0.27	0.28	0.30
Net gain (loss) on securities (both realized and unrealized)	0.17	0.17	(0.04)	(0.31)	0.11
Total from investment operations	0.42	0.43	0.23	(0.03)	0.41
Less distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.27)	(0.28)	(0.30)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.25)	(0.26)	(0.27)	(0.28)	(0.30)
Net asset value, end of period	$10.91	$10.74	$10.57	$10.61	$10.92
Total return (not reflecting sales charge)	3.89%	4.18%	2.18%	(0.30)%	3.85%
Ratios/supplemental data
Net assets, end of period (in millions)	$120	$115	$116	$127	$133
Ratio of expenses to average net assets	0.79%	0.79%	0.76%	0.77%	0.77%
Ratio of net investment income to average net assets	2.25%	2.51%	2.53%	2.58%	2.78%
Portfolio turnover rate	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.87%	0.86%	0.84%	0.85%	0.85%
Ratio of investment income to average net assets	2.17%	2.43%	2.45%	2.50%	2.70%

(1)   Per share amounts have been calculated using the daily average shares method.

85 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.74	$10.57	$10.61	$10.92	$10.81
Income (loss) from investment operations:
Net investment income(1)	0.15	0.17	0.18	0.19	0.21
Net gain (loss) on securities (both realized and unrealized)	0.17	0.17	(0.04)	(0.31)	0.11
Total from investment operations	0.32	0.34	0.14	(0.12)	0.32
Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.18)	(0.19)	(0.21)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.15)	(0.17)	(0.18)	(0.19)	(0.21)
Net asset value, end of period	$10.91	$10.74	$10.57	$10.61	$10.92
Total return (not reflecting sales charge)	3.01%	3.30%	1.31%	(1.14)%	2.97%
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$7	$9	$12	$14
Ratio of expenses to average net assets	1.65%	1.63%	1.61%	1.61%	1.62%
Ratio of net investment income to average net assets	1.41%	1.66%	1.68%	1.72%	1.93%
Portfolio turnover rate	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	1.73%	1.71%	1.69%	1.69%	1.70%
Ratio of investment income to average net assets	1.33%	1.58%	1.60%	1.64%	1.85%

(1)   Per share amounts have been calculated using the daily average shares method.

86 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class F
	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.72	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	0.17	0.24
Total from investment operations	0.43	0.33
Less distributions:
Dividends from net investment income	(0.26)	(0.09)
Distributions from capital gains	—	—
Total distributions	(0.26)	(0.09)
Net asset value, end of period	$10.89	$10.72
Total return	4.08%	3.18%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$1.5	$0.6
Ratio of expenses to average net assets	0.61%	0.63%(2)
Ratio of net investment income to average net assets	2.41%	2.58%(2)
Portfolio turnover rate	6%	9%(2)

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.69%	0.71%(2)
Ratio of investment income to average net assets	2.33%	2.50%(2)

*     Commencement of operations.
(1)   Per share amounts have been calculated using the daily average shares method.
(2)   Annualized.
(3)   Not annualized.

87 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.74	$10.56	$10.61	$10.92	$10.80
Income (loss) from investment operations:
Net investment income(1)	0.23	0.26	0.26	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	0.17	0.18	(0.05)	(0.31)	0.12
Total from investment operations	0.40	0.44	0.21	(0.05)	0.40
Less distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.26)	(0.26)	(0.28)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.23)	(0.26)	(0.26)	(0.26)	(0.28)
Net asset value, end of period	$10.91	$10.74	$10.56	$10.61	$10.92
Total return	3.74%	4.24%	1.95%	(0.45)%	3.80%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.2	$0.2	$0.1	$0.1	$0.2
Ratio of expenses to average net assets	0.94%	0.83%	0.89%	0.90%	0.92%
Ratio of net investment income to average net assets	2.10%	2.47%	2.41%	2.43%	2.63%
Portfolio turnover rate	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	1.02%	0.91%	0.97%	0.98%	1.00%
Ratio of investment income to average net assets	2.02%	2.39%	2.33%	2.35%	2.55%

(1)   Per share amounts have been calculated using the daily average shares method.

88 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.74	$10.57	$10.61	$10.92	$10.81
Income (loss) from investment operations:
Net investment income(1)	0.26	0.28	0.29	0.30	0.31
Net gain (loss) on securities (both realized and unrealized)	0.17	0.17	(0.04)	(0.31)	0.11
Total from investment operations	0.43	0.45	0.25	(0.01)	0.42
Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.29)	(0.30)	(0.31)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.26)	(0.28)	(0.29)	(0.30)	(0.31)
Net asset value, end of period	$10.91	$10.74	$10.57	$10.61	$10.92
Total return	4.05%	4.34%	2.34%	(0.15)%	4.01%
Ratios/supplemental data
Net assets, end of period (in millions)	$117	$105	$106	$104	$101
Ratio of expenses to average net assets	0.64%	0.64%	0.61%	0.62%	0.62%
Ratio of net investment income to average net assets	2.40%	2.66%	2.69%	2.73%	2.92%
Portfolio turnover rate	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.72%	0.72%	0.69%	0.70%	0.70%
Ratio of investment income to average net assets	2.32%	2.58%	2.61%	2.65%	2.84%

(1)   Per share amounts have been calculated using the daily average shares method.

89 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.36	$10.18	$10.26	$10.56	$10.50
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26	0.27	0.27	0.29
Net gain (loss) on securities (both realized and unrealized)	0.14	0.18	(0.08)	(0.30)	0.06
Total from investment operations	0.38	0.44	0.19	(0.03)	0.35
Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.27)	(0.26)	(0.28)
Distributions from capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.24)	(0.26)	(0.27)	(0.27)	(0.29)
Net asset value, end of period	$10.50	$10.36	$10.18	$10.26	$10.56
Total return (not reflecting sales charge)	3.72%	4.36%	1.84%	(0.26)%	3.41%
Ratios/supplemental data
Net assets, end of period (in millions)	$229	$204	$213	$211	$221
Ratio of expenses to average net assets	0.88%	0.86%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets	2.31%	2.52%	2.61%	2.54%	2.75%
Portfolio turnover rate	8%	14%	15%	23%	20%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were:

Ratio of expenses to average net assets	0.90%	0.89%	0.87%	0.86%	0.87%
Ratio of investment income to average net assets	2.29%	2.49%	2.58%	2.52%	2.72%

(1)   Per share amounts have been calculated using the daily average shares method.

90 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.35	$10.17	$10.25	$10.55	$10.50
Income (loss) from investment operations:
Net investment income(1)	0.16	0.17	0.19	0.18	0.20
Net gain (loss) on securities (both realized and unrealized)	0.14	0.19	(0.08)	(0.29)	0.06
Total from investment operations	0.30	0.36	0.11	(0.11)	0.26
Less distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.19)	(0.18)	(0.20)
Distributions from capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.16)	(0.18)	(0.19)	(0.19)	(0.21)
Net asset value, end of period	$10.49	$10.35	$10.17	$10.25	$10.55
Total return (not reflecting CDSC)	2.90%	3.53%	1.03%	(1.06)%	2.55%
Ratios/supplemental data
Net assets, end of period (in millions)	$31	$37	$58	$73	$75
Ratio of expenses to average net assets	1.68%	1.65%	1.64%	1.64%	1.64%
Ratio of net investment income to average net assets	1.52%	1.72%	1.81%	1.74%	1.95%
Portfolio turnover rate	8%	14%	15%	23%	20%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were:

Ratio of expenses to average net assets	1.70%	1.68%	1.66%	1.66%	1.67%
Ratio of investment income to average net assets	1.50%	1.69%	1.78%	1.72%	1.92%

(1)   Per share amounts have been calculated using the daily average shares method.

91 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class F
	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.39	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	0.16	0.27
Total from investment operations	0.42	0.36
Less distributions:
Dividends from net investment income	(0.27)	(0.09)
Distributions from capital gains	—	—
Total distributions	(0.27)	(0.09)
Net asset value, end of period	$10.54	$10.39
Total return (not reflecting sales charge)	4.05%	3.58%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$2.0	$0.7
Ratio of expenses to average net assets	0.65%	0.65%(2)
Ratio of net investment income to average net assets	2.51%	2.71%(2)
Portfolio turnover rate	8%	14%(2)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were:

Ratio of expenses to average net assets	0.67%	0.68%(2)
Ratio of investment income to average net assets	2.49%	2.68%(2)

*     Commencement of operations.
(1)   Per share amounts have been calculated using the daily average shares method.
(2)   Annualized.
(3)   Not annualized.

92 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.39	$10.22	$10.29	$10.59	$10.53
Income (loss) from investment operations:
Net investment income(1)	0.26	0.28	0.29	0.29	0.31
Net gain (loss) on securities (both realized and unrealized)	0.14	0.17	(0.07)	(0.29)	0.06
Total from investment operations	0.40	0.45	0.22	—	0.37
Less distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.29)	(0.29)	(0.30)
Distributions from capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.27)	(0.28)	(0.29)	(0.30)	(0.31)
Net asset value, end of period	$10.52	$10.39	$10.22	$10.29	$10.59
Total return (not reflecting sales charge)	3.82%	4.46%	2.15%	(0.05)%	3.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$154	$136	$129	$125	$112
Ratio of expenses to average net assets	0.68%	0.66%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	2.51%	2.72%	2.81%	2.75%	2.95%
Portfolio turnover rate	8%	14%	15%	23%	20%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were:

Ratio of expenses to average net assets	0.70%	0.69%	0.67%	0.66%	0.67%
Ratio of investment income to average net assets	2.49%	2.69%	2.78%	2.73%	2.92%

(1)   Per share amounts have been calculated using the daily average shares method.

93 / Aquila Municipal Trust

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within Aquila Group of Funds)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
•
Eligible shares purchased from the proceeds of redemptions within the Aquila Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch:  Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch.  Eligible Aquila Group of Funds not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Aquila Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Smith Barney:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject

94 / Aquila Municipal Trust

to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, and/or Rights of Accumulation
•	Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and  discounts,  which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
95 / Aquila Municipal Trust

•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the  purchaser’s  household at Janney.  Eligible  fund family assets  not  held  at  Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies  his or  her financial advisor about such   assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•	Breakpoints as described in this prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO.  Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”)

Sales Waivers and Reductions in Sales Charges
Effective on or after May 1, 2020, clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer.  In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Aquila Group of Funds or other facts qualifying the purchaser for breakpoints or waivers.  Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of The Aquila Group of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups").  This includes all share classes held on the Edward Jones platform and/or held on another platform.  The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

•	ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)
•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date
96 / Aquila Municipal Trust

•
Edward Jones receives the LOI.  The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts.  Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount.  The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.  Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid.  Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate.  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones.  Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder
•	Systematic withdrawals with up to 10% per year of the account value
•	Return of excess contributions from an Individual Retirement Account (IRA)
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
•	Shares exchanged in an Edward Jones fee-based program
•	Shares acquired through NAV reinstatement

******************************************************************************
Other Important Information

Minimum Purchase Amounts
•	$250 initial purchase minimum
•	$50 subsequent purchase minimum

Minimum Balances
•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o	A fee-based account held on an Edward Jones platform
o	A 529 account held on an Edward Jones platform
o	An account with an active systematic investment plan or letter of intent (LOI)
 Changing Share Classes
•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares.
97 / Aquila Municipal Trust

 Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York  10036

Board of Trustees
Thomas A. Christopher, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Gary C. Cornia
Grady Gammage, Jr.
James A. Gardner
Patricia L. Moss
Glenn P. O’Flaherty
Laureen L. White

Officers
Diana P. Herrmann, President
Paul G. O’Brien, Senior Vice President
Candace D. Roane, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Anita Albano, CPA, Secretary

Distributor
Aquila Distributors LLC
120 West 45th Street, Suite 3600
New York, New York  10036

Transfer and Shareholder Servicing Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street • Boston, Massachusetts  02110

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission.  The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Funds’ website at www.aquilafunds.com.

Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-4503.

Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Tax-Free Trust of Oregon
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of
AQUILA MUNICIPAL TRUST
120 West 45th Street, Suite 3600
New York, NY  10036
212-697-6666
For shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at:
800-437-1000
The telephone number for Financial Professionals is:
800-437-1020

	Class A	Class C	Class F	Class I	Class Y
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	˗	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	˗	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKYX
Aquila Tax-Free Trust of Oregon	ORTFX	ORTCX	ORFFX	˗	ORTYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	˗	UTAYX

STATEMENT OF ADDITIONAL INFORMATION
July 27, 2020
This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Funds dated July 27, 2020. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.
The Prospectus may be obtained from the Funds’ Distributor, Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY  10036
212-697-6666
or
from the Funds’ Shareholder Servicing Agent, BNY Mellon Investment Servicing (US) Inc., toll-free at:
800-437-1000

Financial Statements
The financial statements and financial highlights for Aquila Tax-Free Trust of Arizona (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2020, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2020 (Accession No. 0000784056-20-000064), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund of Colorado (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2020, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2020 (Accession No. 0000784056-20-000064), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Churchill Tax-Free Fund of Kentucky (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2020, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2020 (Accession No. 0000784056-20-000064), are hereby incorporated herein by reference into this SAI.
Aquila Tax-Free Trust of Oregon acquired the assets and liabilities of Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust (the “ATFTO Predecessor Fund”) on June 26, 2020.  As a result of the reorganization, Aquila Tax-Free Trust of Oregon is the accounting successor of the ATFTO Predecessor Fund.  The financial statements and financial highlights for the ATFTO Predecessor Fund (File Nos. 33-4382 and 811-04626) for the fiscal year ended March 31, 2020, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2020 (Accession No. 0000791049-20-000002), are hereby incorporated herein by reference into this SAI.

The financial statements and financial highlights for Aquila Narragansett Tax-Free Income Fund (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2020, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2020 (Accession No. 0000784056-20-000064), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund For Utah  (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2020, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2020 (Accession No. 0000784056-20-000064), are hereby incorporated herein by reference into this SAI
These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose reports thereon are incorporated herein by reference. These Annual Reports can be obtained without charge by calling 800-437-1000 toll-free.

TABLE OF CONTENTS	Page

FUND HISTORY	4
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS	4
FUND POLICIES	14
MANAGEMENT OF THE FUND	187
OWNERSHIP OF SECURITIES	34
INVESTMENT ADVISORY AND OTHER SERVICES	41
BROKERAGE ALLOCATION AND OTHER PRACTICES	73
CAPITAL STOCK	73
PURCHASE, REDEMPTION, AND PRICING OF SHARES	78
ADDITIONAL TAX INFORMATION	91
UNDERWRITERS	97
PROXY VOTING POLICIES	99
APPENDIX A - DESCRIPTION OF RATINGS	A-1
APPENDIX B ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS	B-1
APPENDIX C ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS	C-1
APPENDIX D ADDITIONAL INFORMATION ABOUT THE KENTUCKY ECONOMY AND KENTUCKY OBLIGATIONS	D-1
APPENDIX E ADDITIONAL INFORMATION ABOUT THE OREGON ECONOMY AND OREGON OBLIGATIONS	E-1
APPENDIX F ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS	F-1
APPENDIX G ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND UTAH DOUBLE-EXEMPT OBLIGATIONS	G-1

Fund History
Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.  Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Fund”) are series of Aquila Municipal Trust.  Each Fund is an open-end, non-diversified management investment company.
Prior to October 11, 2013, Aquila Tax-Free Trust of Arizona was known as Tax-Free Trust of Arizona.  Each of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Successor Fund”) is a series of Aquila Municipal Trust.  Each Successor Fund was established in connection with the reorganization into the Fund of a fund with identical investment objectives and principal investment strategies as the Successor Fund (each, a “Predecessor Fund”) (each, a “Reorganization”), as follows:

Predecessor Fund	Successor Fund	Date of Reorganization
Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado	October 11, 2013
Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky	October 11, 2013
Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust	Aquila Tax-Free Trust of Oregon	June 26, 2020
Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund	October 11, 2013
Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah	October 11, 2013

Investment Objective, Investment Strategies and Risks
The Funds’ Prospectus discusses each Fund’s investment objective and strategies.  The following discussion supplements the description of the Funds’ investment strategies in their Prospectus.
Aquila Tax-Free Trust of Arizona:
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Tax-Free Fund of Colorado:
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Trust of Oregon:
Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Narragansett Tax-Free Income Fund
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular

Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Fund For Utah
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Supplemental Information Regarding Principal Investment Strategies (All Funds)
The following provides additional information about the Funds’ principal investment strategies and risks and the securities in which the Funds may invest.
Percentage Limitations
Each Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.
Ratings
The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.
Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Funds’ investment adviser (or, if applicable, Sub-Adviser) will decide whether the security should continue to be held or sold.
See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated obligations which a Fund may purchase.

Additional Information About State Economies
Many complex political, social and economic forces influence each state’s economy and finances, which may in turn affect the state’s financial plan.  These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.
Arizona - Aquila Tax-Free Trust of Arizona intends to invest a high proportion of its assets in Arizona municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Arizona issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Arizona is set forth in Appendix B to this SAI.
Colorado - Aquila Tax-Free Fund of Colorado intends to invest a high proportion of its assets in Colorado municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Colorado issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Colorado is set forth in Appendix C to this SAI.
Kentucky - Aquila Churchill Tax-Free Fund of Kentucky intends to invest a high proportion of its assets in Kentucky municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Kentucky issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the Commonwealth of Kentucky is set forth in Appendix D to this SAI.
Oregon - Aquila Tax-Free Trust of Oregon intends to invest a high proportion of its assets in Oregon municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Oregon issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Oregon is set forth in Appendix E to this SAI.
Rhode Island- Aquila Narragansett Tax-Free Income Fund intends to invest a high proportion of its assets in Rhode Island municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Rhode Island issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Rhode Island is set forth in Appendix F to this SAI.
Utah - Aquila Tax-Free Fund For Utah intends to invest a high proportion of its assets in Utah municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Utah issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Utah is set forth in Appendix G to this SAI.
There can be no assurance that current or future economic difficulties in the United States or a state and the resulting impact on that state will not adversely affect the market value of municipal obligations held by a Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of a state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of municipal obligations. There is no obligation on the part of a state to make payments on those securities in the event of default.
Municipal Bonds
The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s full taxing power. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
Since each Fund may invest in industrial development bonds or private activity bonds, a Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”), unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.
As indicated in each Fund’s Prospectus, there are certain securities in which a Fund may invest the interest on which is subject to the Federal alternative minimum tax on individuals. While a Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular securities due to this tax consequence. Also, as indicated in each Fund’s Prospectus, a Fund generally will not purchase obligations of issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to a Fund for investment.
Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.
Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of Title 11 of the United States Code (the “Bankruptcy Code”) provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.
When-Issued and Delayed Delivery Obligations
Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on a when-issued or delayed delivery basis are fixed on the transaction date. At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.
Zero Coupon Securities
Each Fund may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.
The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Code, each Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because a Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Futures Contracts and Options
Although the Funds do not presently do so, each Fund is permitted to buy and sell futures contracts, including futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if a Fund were to use them.
Unlike when a Fund purchases or sells a municipal security, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant (“broker”) an amount of cash or municipal obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.
Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.
There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.
Call Options on Futures Contracts. Each Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.
The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.
Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund’s portfolio against the risk of rising interest rates.
The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.
The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.
Risk Factors in Futures Transactions and Options
One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund’s investments in municipal and other securities is that the Manager or, if applicable, Sub-Adviser, could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.
Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the securities being hedged. If the price of the Future or option moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset by the Future or option. If the price of the Future or option has moved more than the price of the securities, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund’s portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.
Where Futures or options are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the securities which it had anticipated purchasing.

The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by a Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.
Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.
Regulatory Aspects of Futures and Options
In connection with futures and options transactions, a Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, a Fund may “cover” its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
The “sale” of a Future means the acquisition by a Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by a Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.
Supplemental Information Regarding Other Investment Strategies and Practices
The following provides additional information about other investment strategies and practices that the Funds may use.
Cash Management and Defensive Investing
Cash Management.  Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund’s Manager or, if applicable, Sub-Adviser, may choose not to do so for a variety of reasons, even during volatile market conditions.

Money market instruments or short-term debt securities held by a Fund for defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.
Supplemental Information Regarding Other Risks
Cybersecurity Issues
With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds’ service providers regularly experience such attempts, and expect they will continue to do so.  The Funds are unable to predict how any such attempt, if successful, may affect the Funds and their shareholders.  While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as the Sub-Adviser, The Bank of New York Mellon, the Funds’ Custodian, and BNY Mellon Investment Servicing (US) Inc., the Funds’ Shareholder Servicing Agent.  In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the Manager exercises control.  Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks.  Cybersecurity failures or breaches at the Manager or the Funds’ service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs.  Such costs and losses may not be covered under any insurance.  In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Aquila Group of Funds through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Aquila Group of Funds, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

Fund Policies

Investment Restrictions

Each Fund has adopted certain fundamental investment policies which, along with the Fund’s investment objective, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Board may change non-fundamental investment policies at any time.  Each Fund’s fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)
Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah only: The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.

Aquila Tax-Free Trust of Oregon only:  Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

(8)
Aquila Tax-Free Trust of Arizona only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(9)
Aquila Tax-Free Fund of Colorado only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(10)
Aquila Churchill Tax-Free Fund of Kentucky only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(11)
Aquila Tax-Free Trust of Oregon only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt in the opinion of bond counsel from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals

(12)
Aquila Narragansett Tax-Free Income Fund only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(13)
Aquila Tax-Free Fund For Utah only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
Each Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Manager and, if applicable, Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreement as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or, if applicable, Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a

Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Funds characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. Each Fund may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.
The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Funds

The Board of Trustees

The business and affairs of the Funds are managed under the direction and control of the Funds’ Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.
The Funds have an Audit Committee, consisting of Thomas A. Christopher, James A. Gardner  and Glenn P. O’Flaherty, each of whom is “independent” and not an interested person of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds’ internal accounting procedures and controls.  The Audit Committee held one meeting during the fiscal year ended March 31, 2020.
The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee held one meeting during the fiscal year ended March 31, 2020.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.
The Funds have a Governance Committee, consisting of Diana P. Herrmann, Ernest Calderón, Gary C. Cornia, Grady Gammage, Jr., Patricia L. Moss  and Laureen L. White.  The Governance Committee oversees Board governance and related Trustee matters.  The Governance Committee held two meetings during the fiscal year ended March 31, 2020.
The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.Operational or other failures, including cybersecurity failures, at any one or more of the Funds’ service providers could have a material adverse effect on the Funds and their shareholders.
The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds’ activities and conduct.
In addition, a Risk Group, consisting of the Chief Compliance Officer, President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.
The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.
The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.
Trustees and Officers
The following material includes information about the Trustees and officers of the Trust.  All shares of a Fund listed as owned by the Trustees are Class A shares unless indicated otherwise.

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair of the Board of Trustees Of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2003-2020, President of The Cascades Trust 1998-2020
and Trustee of the Cascades Trust 1994-2020

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004..	6	None

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009; Trustee of various funds in the Aquila Group of Funds since 1993.

			8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)  2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None
James A. Gardner Terrebonne, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon; Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015
Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
Laureen L. White(6) North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None
 (1) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) Marc A. Paulhus, President of Citizens Bank, Rhode Island at Citizens Financial Group, Inc., is a member of the Board of Directors of the Greater Providence Chamber of Commerce.  Ms. White is the President of the Greater Providence Chamber of Commerce.  Citizens Investment Advisors, the Sub-Adviser of Aquila Narragansett Tax-Free Income Fund, is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers
Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor  1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010
President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020
Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Three Peaks Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019
Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Greenwood Village, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)
Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017)

Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody LaGrange, KY (1984)	Vice President of Aquila Municipal Trust since 2014
Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since 2014; Regional Sales Manager of the Distributor since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019
Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Anthony Tanner Phoenix, AZ (1960)
Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)
Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Portfolio Manager  of  Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013);; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Kamas, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013
Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah 2010 - 2013, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020; Assistant Secretary of Aquila Municipal Trust 2018-2019
Secretary of all funds in the Aquila Group of Funds since 2020; Assistant Secretary of all funds in the Aquila Group of Funds 2018-2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) The term of office of each officer is one year.

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 38 years of experience in the financial services industry, 33 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 15 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 27 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 27 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 18 years.

James A. Gardner:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 33 years; knowledgeable about economic and public affairs as the president of an investment and real estate firm and former university and law school president as detailed above.

Patricia L. Moss
Experience in and knowledgeable about banking, finance, business development and management through her positions as an executive as detailed above; knowledgeable about the Oregon economy and local, state and regional issues; experience as a board member of various organizations as detailed above, including public companies; knowledgeable about the operation and governance of mutual funds as a Trustee of Aquila Tax-Free Trust of Oregon from 2003 to 2005 and from June, 2015 until present.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 13 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 14 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Trustees
(as of 12/31/19)

 Following is information regarding the holdings of each Trustee in the Funds:

Name of Trustees	Dollar Range of Ownership in Aquila Tax-Free Trust of Arizona (1)	Dollar Range of Ownership in Aquila Tax-Free Fund of Colorado (1)	Dollar Range of Ownership in Aquila Churchill Tax-Free Fund of Kentucky(1)	Dollar Range of Ownership in Aquila Tax-Free Trust of Oregon(1)	Dollar Range of Ownership in Aquila Narragansett Tax-Free Income Fund(1)	Dollar Range of Ownership in Aquila Tax-Free Fund For Utah(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)
Interested Trustee
Diana P. Herrmann	C	C	C	C	C	C	E
Non-interested Trustees
Ernest Calderón	C	C	C	C	C	C	D
Thomas A. Christopher	C	C	E	C (2)	C	C	E
Gary C. Cornia	C	D	C	D	C	E	E
Grady Gammage, Jr.	D	C	B	C (2)	B	C	E
James A. Gardner	A	A	A	C	A	A	C
Patricia L. Moss	B(5)	B(5)	B(5)	E	B(5)	B(5)	E
Glenn P. O’Flaherty	B	C	B	C (3)	B	B	E
Laureen L. White	B	B	C	B (4)	C	B	C

 (1)             A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000
(2)	As of February 3, 2020
(3)	As of February 5, 2020
(4)	As of February 18, 2020
(5)	As of June 11, 2020

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.
Trustee Compensation
The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or a Sub-Adviser.
For the fiscal year ended March 31, 2020, Aquila Tax-Free Trust of Arizona  paid a total of $91,426 in compensation and reimbursement of expenses to the Trustees, Aquila Tax-Free Fund of Colorado paid a total of $97,656 in compensation and reimbursement of expenses to the Trustees, Aquila Churchill Tax-Free Fund of Kentucky paid a total of $68,973 in compensation and reimbursement of expenses to the Trustees, the ATFTO Predecessor Fund paid a total of $219,563 in compensation and reimbursement of expenses to the Trustees, Aquila Narragansett Tax-Free Income Fund paid a total of $84,240 in compensation and reimbursement of expenses to the Trustees and Aquila Tax-Free Fund For Utah paid a total of $130,878 in compensation and reimbursement of expenses to the Trustees.  Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Funds and the compensation they received during the fiscal year ended March 31, 2020 from each of the Funds, the ATFTO Predecessor Fund and from other funds in the Aquila Group of Funds. Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.  None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

Name	Aquila Tax-Free Trust of Arizona - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2020	Aquila Tax-Free Fund of Colorado - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2020	Aquila Churchill Tax-Free Fund of Kentucky - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2020	Aquila Tax-Free Trust of Oregon - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2020	Aquila Narragansett Tax-Free Income Fund Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2020	Aquila Tax-Free Fund For Utah Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2020	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2020	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 2020(1)
Ernest Calderón	$10,214.70	$9,992.12	$7,116.77	$0	$8,816.57	$14,359.84	$50,500.00	5
Thomas A. Christopher	$14,948.73	$15,389.35	$11,347.97	$0(2)	$13,526.28	$22,287.67	$79,000.00	5
Gary C. Cornia	$9,119.81	$9,894.97	$6,565.83	$31,800.00	$8,234.98	$14,184.41	$115,800.00	8
Grady Gammage, Jr.	$10,116.74	$9,906.11	$7,407.20	$0	$8,679.85	$14,461.55	$86,500.00	7
James A. Gardner(3)	0	0	0	$43,300.00	0	0	$43,300.00	1
John W. Mitchell(4)	0	0	0	$30,300.00	0	0	$30,300.00	1
Patricia L. Moss(3)	0	0	0	$25,966.68	0	0	$61,300.00	3
Glenn P. O’Flaherty	$12,234.08	$13,067.43	$9,122.46	$0(5)	$11,155.75	$18,302.18	$182,000.00	8
James R. Ramsey(6)	$9,217.12	$9,493.37	$6,651.07	$0	$8,327.67	$13,810.77	$47,500.00	5
Ralph R. Shaw(4)	0	0	0	$25,100.00	0	0	$25,100.00	1
Laureen L. White	$9,714.70	$9,992.12	$7,116.77	$0	$8,816.57	$14,359.84	$50,800.00	5

 (1)    Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(2)     Mr. Christopher was not a Trustee of the ATFTO Predecessor Fund during the fiscal year ended March 31, 2020.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. Christopher received compensation in the amount of $500.00 from the ATFTO Predecessor Fund.
(3)    Mr. Gardner and Ms. Moss became Trustees of the Trust effective June 26, 2020 and, accordingly, did not receive compensation from the Trust for the fiscal year ended March 31, 2020.
(4)    Mr. Mitchell and Mr. Shaw served as Trustees of the ATFTO Predecessor Fund during the fiscal year ended March 31, 2020.  Mr. Shaw retired as a Trustee of the ATFTO Predecessor Fund on December 31, 2019.  Mr. Mitchell retired as a Trustee of the ATFTO Predecessor Fund at the consummation of the Reorganization of the ATFTO Predecessor Fund into Aquila Tax-Free Trust of Oregon.

(5)     Mr. O’Flaherty was not a Trustee of the ATFTO Predecessor Fund during the fiscal year ended March 31, 2020.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. O’Flaherty received compensation in the amount of $888.88 from the ATFTO Predecessor Fund.

 (6)  Mr. Ramsey resigned as a Trustee of the Trust and became a consultant to the Trust on September 30, 2019.
Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)
Ownership of Securities

Aquila Tax-Free Trust of Arizona
Institutional 5% shareholders
On July 1, 2020, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class Y	2,249,569 84,833 600,035	12.24% 11.77% 11.03%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	566,731	10.41%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A	1,418,069	7.71%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	102,098	14.17%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,646,461 357,441 725,439	19.83% 49.61% 13.33%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	44,606	6.19%

Record Holder	Share Class	Number of Shares	Percent of Class
LPL Financial 4707 Executive Dr. San Diego, CA	Class Y	395,411	7.27%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class Y	375,500	6.90%
Raymond James & Assoc. Inc. FBO Kathye Brown TTEE Brown Marital Trust 34908 N. Indian Camp Trail. Scottsdale, AZ	Class Y	399,607	7.34%
Additional 5% Shareholders
The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Trust of Arizona’s outstanding shares.
Aquila Tax-Free Fund of Colorado
Institutional 5% shareholders
On July 1, 2020, the following persons held 5% or more of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A	1,690,657	9.71%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A	2,006,284	11.52%
LPL Financial 4707 Executive Dr. San Diego, CA	Class A Class Y	1,329,075 1,254,183	7.63% 16.76%

Record Holder	Share Class	Number of Shares	Percent of Class
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C Class Y	1,424,275 195,710 700,075	8.18% 25.48% 9.36%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,407,896 308,142 1,566,514	19.57% 40.12% 20.93%
Alpine Bank Wealth Management 225 North 5th St. Grand Junction, CO	Class Y	711,792	9.51%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA	Class Y	498,107	6.66%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Colorado’s outstanding shares.
Aquila Churchill Tax-Free Fund of Kentucky
Institutional 5% shareholders
On July 1, 2020, the following persons held 5% or more of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class I Class Y	3,231,990 137,608 611,352 120,835	25.22% 25.92% 98.64% 5.12%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	503,195	21.32%

Record Holder	Share Class	Number of Shares	Percent of Class
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C	2,116,989 88,220	16.52% 16.61%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class C	42,802	8.06%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C	1,117,130 54,036	8.72% 10.18%
LPL Financial 4707 Executive Dr. San Diego, CA	Class A Class C Class Y	660,956 52,337 234,194	5.16% 9.86% 9.92%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class Y	132,865	5.63%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ	Class A Class Y	909,250 620,931	7.10% 26.31%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares.
Aquila Tax-Free Trust of Oregon
Institutional 5% shareholders

On July 1, 2020, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Oregon’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class Y	7,356,566 232,306 1,217,394	21.69% 16.67% 5.54%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	3,425,520	15.58%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	3,510,845 160,144 2,598,287	10.35% 11.49% 11.82%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A	2,444,052	7.21%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class C	136,547	9.80%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	8,516,506 232,103 196,265	25.11% 16.65% 99.99%
UBS WM USA FBO Customers of UBSFI 100 Harbor Blvd 5th Fl Weehawken, NJ	Class C	135,410	9.72%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	142,182	10.20%
Band & Co. c/o US Bank NA 1555 N. Rivercenter Drive Milwaukee, MI	Class Y	3,514,705	15.99%

Additional 5% shareholders
The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Oregon’s outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Oregon’s outstanding shares.

Aquila Narragansett Tax-Free Income Fund
Institutional 5% shareholders
On July 1, 2020, the following persons held 5% or more of any class of Aquila Narragansett Tax-Free Income Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class C	39,630	8.27%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class I	5,053	22.51%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C Class Y	1,326,560 275,192 792,336	12.21% 57.45% 7.40%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	2,778,123 72,658 142,738	25.58% 15.17% 97.12%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A	776,855	7.15%
Citizens Bank NA 10 Tripps Lane Riverside, RI	Class Y	3,277,129	30.61%

Record Holder	Share Class	Number of Shares	Percent of Class
SEI Private Trust Company One Freedom Valley Drive Oaks, PA	Class I Class Y	17,247 1,240,690	76.84% 11.59%
Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Narragansett Tax-Free Income Fund’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Narragansett Tax-Free Income Fund’s outstanding shares.
Aquila Tax-Free Fund For Utah
Institutional 5% shareholders
On July 1, 2020 the following persons held 5% or more of any class of Aquila Tax-Free Fund For Utah’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	275,612	9.52%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class Y	2,449,568 1,105,582	10.93% 7.14%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class Y	2,194,641 1,401,575	9.79% 9.05%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	4,839,312 275,063 303,646	21.59% 9.50% 99.94%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	402,855	13.92%

Record Holder	Share Class	Number of Shares	Percent of Class
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,729,107 1,141,840 3,293,762	21.10% 39.46% 21.27%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund For Utah’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund For Utah’s outstanding shares.
Investment Advisory and Other Services
Information About the Manager, the Sub-Advisors and the Distributor
Management Fees
During the fiscal years listed below, the Funds incurred management fees (investment advisory fees) as follows:
Aquila Tax-Free Trust of Arizona

Fiscal Year Ended March 31, 2020:
$1,049,675
Fiscal Year Ended March 31, 2019:
$1,030,190
Fiscal Year Ended March 31, 2018:
$1,147,517
Aquila Tax-Free Fund of Colorado

Fiscal Year Ended March 31, 2020:
$1,343,631(1)
(1) $53,745 was waived

Fiscal Year Ended March 31, 2019:

$1,358,169(1)
(1)  $54,327 was waived
Fiscal Year Ended March 31, 2018:
$1,542,508(1)
(1)  $61,700 was waived
Aquila Churchill Tax-Free Fund of Kentucky

Fiscal Year Ended March 31, 2020:
$741,281
Fiscal Year Ended March 31, 2019:
$802,051
Fiscal Year Ended March 31, 2018:
$969,259
Aquila Tax-Free Trust of Oregon

Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.  During the fiscal years listed, the ATFTO Predecessor Fund incurred management fees (investment advisory fees) as follows:

Fiscal Year Ended March 31, 2020:
$2,491,139 (1)
(1)  $44,557 was waived
Fiscal Year Ended March 31, 2019:
$2,401,413 (1)
(1)  $40,071 was waived
Fiscal Year Ended March 31, 2018:
$2,562,558 (1)
(1)  $48,128 was waived

Aquila Narragansett Tax-Free Income Fund

Fiscal Year Ended March 31, 2020:
$1,188,488(1)
(1)  $190,159 was waived
Fiscal Year Ended March 31, 2019:
$1,125,289(1)
(1)  $178,937 was waived
Fiscal Year Ended March 31, 2018:
$1,208,390(1)
(1)  $193,343 was waived
Aquila Tax-Free Fund For Utah

Fiscal Year Ended March 31, 2020:
$2,006,668(1)
(1)  $81,946 was waived
Fiscal Year Ended March 31, 2019:
$1,917,564(1)
(1)  $102,942 was waived
Fiscal Year Ended March 31, 2018:
$2,036,919(1)
(1)  $107,705 was waived
The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.
Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
The Distributor is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.

The Advisory and Administration Agreement
Each Fund’s Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:
(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;
(ii)           determine what securities shall be purchased or sold by the Fund;
(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and
(iv)           at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
Each Fund’s Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.
Each Fund’s Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. With respect to Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund, the Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

Each Fund’s Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:
(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;
(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;
(iii) maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;
(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and
(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.
In addition, the Advisory and Administration Agreement for each of Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund’s portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund.
Each Fund’s Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.
Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the

Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the sub-adviser, if any, the benefits of such indemnification.
Each Fund’s Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.
Each Fund’s Advisory and Administration Agreement provides that the Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.  In addition, each Fund except for Aquila Tax-Free Fund of Colorado bears the expenses of keeping the Fund’s accounting records including the computation of net asset value per share and the dividends.
Each Fund’s Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment: with respect to Aquila Tax-Free Trust of Arizona, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such asset value; with respect to Aquila Tax-Free Fund of Colorado, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value; with respect to Aquila Churchill Tax-Free Fund of Kentucky, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value; with respect to Aquila Tax-Free Trust of Oregon, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.22 of 1% of such asset value; with respect to Aquila Narragansett Tax-Free Income Fund, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value; and with respect to Aquila Tax-Free Fund For Utah, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.
Aquila Tax-Free Trust of Arizona:  For its services with respect to Aquila Tax-Free Trust of Arizona, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.
Aquila Tax-Free Fund of Colorado: For its services with respect to Aquila Tax-Free Fund of Colorado, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Aquila Churchill Tax-Free Fund of Kentucky:  For its services with respect to Aquila Churchill Tax-Free Fund of Kentucky, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.
Aquila Tax-Free Trust of Oregon:  For its services with respect to Aquila Tax-Free Trust of Oregon, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

Aquila Narragansett Tax-Free Income Fund: For its services with respect to Aquila Narragansett Tax-Free Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Tax-Free Fund For Utah: For its services with respect to Aquila Tax-Free Fund For Utah, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Expense Waiver and Reimbursement - Aquila Tax-Free Fund of Colorado
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2021.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Expense Waiver and Reimbursement - Aquila Tax-Free Trust of Oregon
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.40 of 1% of net assets of the Fund up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000 through September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees.
Expense Waiver and Reimbursement - Aquila Narragansett Tax-Free Income Fund
Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Prior to October 1, 2018, the Manager agreed to waive fees and/or reimbursed Fund expenses so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.68% for Class C Shares, 0.67% for Class F Shares, 1.02% for Class I Shares, and 0.69% for Class Y Shares.

Expense Waiver and Reimbursement - Aquila Tax-Free Fund For Utah
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees.
Prior to October 1, 2018, the Manager agreed to waive fees and/or reimbursed Fund expenses so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.64% for Class C Shares, 0.62% for Class F Shares and 0.64% for Class Y Shares.
Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado
The services of Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management, the Sub-Adviser for Aquila Tax-Free Fund of Colorado, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-

Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of Aquila Tax-Free Fund of Colorado as of the close of business each business day at the annual rates of 0.20 of 1% of such net asset value.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2021.
Sub-Advisory Agreement - Aquila Tax-Free Trust of Oregon

The services of Davidson Fixed Income Management Inc. doing business in Oregon as Kirkpatrick Pettis Capital Management the Sub-Adviser for Aquila Tax-Free Trust of Oregon, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

Unless terminated as therein provided, the Sub-Advisory Agreement shall continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees. The Sub-Advisory Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

The following is a summary of the other material terms of the Sub-Advisory Agreement:

In the agreement, the Manager appoints the Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund.  The Sub-Adviser is to act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

The Sub-Adviser agrees, subject to the other provisions of the agreement and to the direction and control of the Manager and the Board of Trustees of the Fund, to:

(i)	supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Fund;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Fund;

(iv)
at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least monthly using another such source satisfactory to the Fund; and

(v)	consult with the Manager in connection with its duties under the agreement.

It is agreed that any investment program furnished by the Sub-Adviser shall conform to, and be in accordance with, any requirements imposed by the Investment Company Act of 1940, as amended (the ”Act”) and any rules or regulations thereunder, any other applicable laws, rules and regulations, the Declaration of Trust and By-laws of the Fund as amended from time to time, any policies and determinations of the Board of Trustees of the Fund, and the fundamental policies of the Fund.

The Sub-Advisory Agreement provides that, subject to the restriction stated below, nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Sub-Advisory Agreement. Notwithstanding the foregoing, the Sub-Adviser is prohibited from managing any other registered Oregon bond fund without the Manager’s consent.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by the Act, the Investment Advisers Act of 1940 (the “Advisers Act”) or by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund.

The Sub-Adviser agrees to maintain a compliance program reasonably designed to prevent violations by the Sub-Adviser of the Federal Securities Laws as defined in Rule 38a-1 under the Act (the “Federal Securities Laws”), and to maintain written policies and procedures that are reasonably designed to prevent violation by the Fund of the Federal Securities Laws, solely in connection with the Sub-Adviser carrying out its duties to the Fund. There are related provisions concerning cooperation with the Fund’s Chief Compliance Officer and describing certain reporting and certification requirements.

It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein.

Under the Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.  But nothing in the Sub-Advisory Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Adviser bears all of the expenses it incurs in fulfilling its obligations under the Sub-Advisory Agreement. It also pays all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.18 of 1% of such net asset value on net assets of the Fund up to $400,000,000; 0.16 of 1% of the Fund’s net assets above that amount to $1,000,000,000 and 0.14 of 1% of the Fund's net assets above $1,000,000,000.  Beginning December 1, 2019, the Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.16 of 1% of net assets of the Fund up to $400,000,000; 0.14 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.12 of 1% of net assets above $1,000,000,000.  Prior to September 30, 2021, the Sub-Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Prior to December 31, 2010, sub-advisory services were provided by FAF Advisors, Inc., a subsidiary of U.S. Bank National Association.  FAF Advisors, Inc. was paid a fee at the annual rate of 0.18 of 1% of the Fund’s net assets.

Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund
The services of Citizens Investment Advisors, the Sub-Adviser for Aquila Narragansett Tax-Free Income Fund, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value.

Sub-Advisory Fees
Aquila Tax-Free Fund of Colorado
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

Year	Fee	Waivers
2020	$519,519	$53,745
2019	$543,268	$54,327

2018	$617,003	$61,700

Aquila Tax-Free Trust of Oregon

Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.  During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser with respect to the ATFTO Predecessor Fund as follows:

Year	Fee	Waivers
2020	$1,078,604	$44,557

2019	$1,080,636	$40,071

2018	$1,153,151	$48,128

Aquila Narragansett Tax-Free Income Fund
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:
Year	Fee	Waivers
2020	$546,704	$119,080
2019	$517,633	$101,276

2018	$555,859	$108,753

Information about the Manager and the Sub-Adviser

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2020, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.1 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.
Davidson Fixed Income Management Inc. is a registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Aquila Tax-Free Fund of Colorado since 1992 and Aquila Tax-Free Trust of Oregon since 2011 . The Sub-Adviser has approximately $1.1 billion in assets under management. It has local offices at 1550 Market Street, Denver, Colorado 80202 and 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.
Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a commercial bank holding company with total assets of $176.7 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,000 branches and nearly 17,800 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.
Additional Information About the Portfolio Managers
Aquila Tax-Free Trust of Arizona:  The portfolio management team consists of Mr. Tony Tanner, Mr. James Thompson and Mr. Royden Durham, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Arizona issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan. The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.  Mr. Tanner owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Durham and Mr. Thompson each own shares of the Fund in the range of $1 - $10,000.
Aquila Tax-Free Fund of Colorado: The Fund’s portfolio manager is Mr. Christopher B. Johns.  He manages the Fund and Aquila Tax-Free Trust of Oregon, another fund in the Aquila Group of Funds with assets under management of approximately $626.7 million as of March 31, 2020.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 8 other accounts with assets totaling approximately $177 million as of March 31, 2020, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Colorado issuers hinders the execution of the Fund’s investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund  typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Johns owns securities of the Fund in the range of $100,001 - $500,000.
Aquila Churchill Tax-Free Fund of Kentucky:   The portfolio management team consists of Mr. Royden Durham, Mr. Tony Tanner, and Mr. James Thompson, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Kentucky issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan.  The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders. Mr. Durham owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Tanner and Mr. Thompson each own shares of the Fund in the range of $1 - $10,000.
Aquila Tax-Free Trust of Oregon: The portfolio management team consists of Mr. Christopher B. Johns and Mr. Timothy Iltz, who are responsible for the day-to-day management of the Fund.

Mr. Johns also manages Aquila Tax-Free Fund of Colorado.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 8 other accounts with assets totaling approximately $177 million, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.

Mr. Iltz manages no other investment companies and no other pooled investment vehicles. He manages 18 other accounts with assets totaling approximately $18 million, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Oregon issuers hinders the execution of the Fund’s investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.

Mr. Johns owns shares of the Fund in the range of $10,001 - $50,000.  Mr. Iltz owns shares of the Fund in the range of $1-$10,000.

Aquila Narragansett Tax-Free Income Fund: Mr. Jeffrey K. Hanna is the portfolio manager responsible for the day-to-day management of the Fund.
Mr. Hanna also manages approximately 110 other relationships, with aggregate assets of $718,836,702 at May 31, 2020. Mr. Hanna does not manage other investment company portfolios or pooled investment vehicles.

The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund’s investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Hanna is employed and compensated by Citizens Bank, N.A., of which the Sub-Adviser is a department.  As of May 31, 2020, Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that he manages.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of the portfolio manager is the same for the Fund as for all other accounts he manages.
In addition, as of May 31, 2020, Mr. Hanna’s compensation included a participation in the Bank’s Retirement Savings Plan.  Like all employees of the Bank, Mr. Hanna is eligible to participate in the Bank’s Retirement Savings Plan and Employee Stock Purchase Plan.  Under the Retirement Savings Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.
Currently, Mr. Hanna has an interest or owns securities of the Fund in the range of $10,001 - $50,000.
Aquila Tax-Free Fund For Utah:  The portfolio management team consists of Mr. James Thompson, Mr. Royden Durham and Mr. Tony Tanner, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Utah issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan.  The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.  Mr. Thompson owns securities of the Fund in the range of $100,001 - $500,000.  Mr. Durham and Mr. Tanner each own securities of the Fund in the range of $1 - $10,000.
Underwriting Commissions
During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of each Fund and the amount retained by the Distributor, respectively, were as follows:

Aquila Tax-Free Trust of Arizona

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2020	$73,913	$19,733
Fiscal Year Ended March 31, 2019	$66,116	$13,526
Fiscal Year Ended March 31, 2018	$116,580	$21,036

Aquila Tax-Free Fund of Colorado:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2020	$70,733	$15,135
Fiscal Year Ended March 31, 2019	$37,820	$14,685
Fiscal Year Ended March 31, 2018	$85,520	$19,413

Aquila Churchill Tax-Free Fund of Kentucky:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2020	$97,466	$8,265
Fiscal Year Ended March 31, 2019	$42,972	$4,088
Fiscal Year Ended March 31, 2018	$134,509	$12,487

Aquila Tax-Free Trust of Oregon

Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.  During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the ATFTO Predecessor Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2020	$246,254	$45,738
Fiscal Year Ended March 31, 2019	$169,185	$45,493
Fiscal Year Ended March 31, 2018	$410,939	$76,347

Aquila Narragansett Tax-Free Income Fund:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2020	$104,760	$10,766
Fiscal Year Ended March 31, 2019	$107,887	$10,531
Fiscal Year Ended March 31, 2018	$161,341	$20,097

Aquila Tax-Free Fund For Utah:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2020	$207,185	$17,366
Fiscal Year Ended March 31, 2019	$120,343	$13,272
Fiscal Year Ended March 31, 2018	$222,624	$18,848

Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:
Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund
and Aquila Tax-Free Fund For Utah:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Distribution Plan
Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) (if the Fund offers Class I Shares), and to certain defensive provisions (Part IV).
For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.
Provisions Relating to Class A Shares(Part I)
Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors LLC (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund represented by the Front-Payment Class Shares, and up to 0.20 of 1% of the average annual net assets of Aquila Tax-Free Fund For Utah represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares. With respect to Aquila Tax-Free Fund of Colorado, the Board of Trustees has approved payments under this Part of the Distribution Plan at the annual rate of 0.05 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.
The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part I is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.
Provisions Relating to Class C Shares (Part II)
Part II of the Plan applies only to the Level-Payment Class Shares (“Class C Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part II is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part II will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.
Provisions Relating to Class I Shares (Part III) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part III is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the

1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part III will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.
Defensive Provisions (Part IV)
Another part of each Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.
The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as a Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.
The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part V shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.
Payments Under the Plan
During its fiscal year ended March 31, 2020, payments were made by the Aquila Tax-Free Trust of Arizona under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Arizona under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2020.
During its fiscal year ended March 31, 2020, payments were made by Aquila Tax-Free Fund of Colorado under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Fund of Colorado under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2020.
During its fiscal year ended March 31, 2020, payments were made by Aquila Churchill Tax-Free Fund of Kentucky under Part I, Part II and Part III of the Plan.  All payments were to Qualified Recipients and were for compensation.

Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.  During its fiscal year ended March 31, 2020, payments were made by the ATFTO Predecessor Fund under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by the ATFTO Predecessor Fund under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2020.
During its fiscal year ended March 31, 2020, payments were made by Aquila Narragansett Tax-Free Income Fund under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.
During its fiscal year ended March 31, 2020, payments were made by Aquila Tax-Free Fund For Utah under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2020.

Payments to Qualified Recipients
During the fiscal year ended March 31, 2020, payments to Qualified Recipients by the Funds under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:
Aquila Tax-Free Trust of Arizona

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$294,202	$29,799	$264,403
Part II	$64,134	$21,462	$42,672

Aquila Tax-Free Fund of Colorado

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$93,080	$5,255	$87,825
Part II	$61,902	$20,468	$41,434

Aquila Churchill Tax-Free Fund of Kentucky

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$214,443	$8,562	$205,881
Part II	$47,595	$16,142	$31,453
Part III	$6,694	$0	$6,694

Aquila Tax-Free Trust of Oregon

Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.  During the fiscal year ended March 31, 2020, payments to Qualified Recipients by the ATFTO Predecessor Fund under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$556,893	$26,187	$530,706
Part II	$132,064	$42,499	$89,565

Aquila Narragansett Tax-Free Income Fund

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$176,603	$12,255	$164,348
Part II	$46,243	$17,047	$29,196
Part III	$211	$0	$211

Aquila Tax-Free Fund For Utah

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$437,338	$18,424	$418,914
Part II	$244,198	$79,992	$164,206

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.
Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.
Shareholder Services Plan
Separate from the Fund’s Distribution Plan, each Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund (if the Fund offers Class I Shares) of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)
As used in Part I of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.
Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.
During the fiscal year ended March 31, 2020, $21,378 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Arizona; $20,634 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund of Colorado; $15,865 was paid to the Distributor under Part I of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky; $44,022 was paid to the Distributor under Part I of the Plan with respect to the ATFTO Predecessor Fund; $15,415 was paid to the Distributor under Part I of the Plan with respect to Aquila Narragansett Tax-Free Income Fund; and $81,399 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund For Utah. Aquila Tax-Free

Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.
Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
As used in Part II of the Services Plan for Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.
Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
During the fiscal year ended March 31, 2020, payments made to Qualified Recipients under Part II of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky’s Class I Shares amounted to $16,735.  During the fiscal year ended March 31, 2020, payments made to Qualified Recipients under Part of the Plan with respect to Aquila Narragansett Tax-Free Income Fund’s Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund’s Distribution Plan, amounted to $529.  No Class I Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, the ATFTO Predecessor Fund or Aquila Tax-Free Fund For Utah were outstanding during such Funds’ fiscal year ended March 31, 2020.  Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.
General Provisions
While each Fund’s Services Plan is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Each Fund’s Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.
Each Fund’s Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.
While each Fund’s Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
Codes of Ethics
Each Fund, the Manager, each Sub-Adviser, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.
Transfer Agent, Custodian and Independent Registered Public Accounting Firm
Each Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
Each Fund’s Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York 10286, is responsible for holding the Fund’s assets.

Each Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 performs an annual audit of the Fund’s financial statements.
Brokerage Allocation and Other Practices
During the fiscal years ended March 31, 2020, 2019 and 2018, all of the Funds’ and the ATFTO Predecessor Fund’s portfolio transactions were principal transactions and no brokerage commissions were paid.  Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.
The Manager or Sub-Adviser (with respect to Aquila Tax-Free Fund of Colorado, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Trust of Oregon) shall select such broker/dealers (“dealers”) as shall, in the Manager or Sub-Adviser’s judgment, as applicable, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  Municipal obligations, including state obligations, purchased and sold by a Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager or Sub-Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager or Sub-Adviser, as applicable, determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager or Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager or Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. Each Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or Sub-Adviser or their other clients.
The Sub-Adviser to Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund’s portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve “best execution” for such transactions, as discussed above.  None of the Funds engaged in any such affiliated brokerage transactions during its fiscal years ended March 31, 2020, 2019 and 2018.
Capital Stock
The Funds currently offer the following classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $250,000 or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares.  Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% (currently 0.05 of 1%) of the average annual net assets  represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.
* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.
* Fiduciary Class Shares (“Class F Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.
*Financial Intermediary Class Shares (“Class I Shares”) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only) are offered and sold only through financial intermediaries with which Aquila Distributors LLC has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.
*Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates are no longer issued.
Each Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class F, Class I and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.
The Funds’ Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws. The Funds are not required to hold an annual meeting of shareholders, but a Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Funds, on each matter on which that shareholder is entitled to vote. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
The Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed from office (a) with or without cause by action of the holders of the majority of shares of the Funds present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees.  A Trustee also may be removed from office without cause by unanimous action of the remaining Trustees.
The Trustees are authorized to amend the Declaration of Trust without the vote of shareholders under certain circumstances.  However, the Trustees are required to submit a future amendment to a vote of shareholders if such a vote were required by applicable law or if the amendment diminishes or eliminates any voting rights of shareholders under the Declaration.  The Declaration provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of a Fund, (b) under certain circumstances, with respect to the termination of the Trust or a series or a class of the Trust, and (c) for the election or removal of Trustees.  The Trust or a series or a class of the Trust may be terminated (i) if such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present; or (ii) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders.
Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.  Each Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, if a Fund is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify a Fund as a regulated investment company under the Code.Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
The Declaration of Trust specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.
The Declaration of Trust provides that a Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration of Trust permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
The Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  The Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.
The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall owe any duty, or have any related liability to any person (including without limitation any shareholder) other than to the Trust or any series of the Trust.  The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to a Fund or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  The Declaration of Trust requires the Funds to indemnify each Trustee, director, officer, employee, or agent of the Trust to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a

Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof.The 1940 Act currently provides that no officer or director shall be protected from liability to a Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust extends to trustees, officers and employees of the Fund, the full protection from liability that the law allows.  The Declaration of Trust provides that the appointment, designation or identification of a Trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such Trustee.
The Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions.  Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund’s Trustees.  The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Fund.  The Declaration of Trust further provides that shareholders owning shares representing at least 10% of the voting power of the Fund or class of shares of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.  If a derivative action is brought in violation of the procedures required by the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust, or the series or class, generally.  Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a Fund is obligated to pay shall be calculated using reasonable hourly rates.  The Declaration of Trust also requires that any direct or derivative shareholder action against or on behalf of the Trust, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, Business Litigation Session, in Boston, Massachusetts.  In addition, shareholders have no right to jury trial for such an action.
The Declaration of Trust also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
Purchase, Redemption, and Pricing of Shares
The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Sales Charges for Purchases of $250,000 or More of Class A Shares
You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:
(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and
(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.
Broker/Dealer Compensation - Class A Shares
Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.
Redemption of CDSC Class A Shares
Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund only:
If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales

Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2
The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$250,000 and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 No CDSC on shares redeemed in years 3 & 4
Over $5 million	None

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah only:

If you redeem all or part of your CDSC Class A Shares during the one-year period after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Year After Purchase
$250,000 and up to $2.5 million	0.50 of 1%
Over $2.5 million	0.25 of 1%

The CDSC will not apply to CDSC Class A Shares held for longer than one year.
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the one-year holding period will end on the first business day of the 12th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 12 depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$250,000 and up to $2.5 million	1% on shares redeemed in years 1 & 2
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $5 million	None

All Funds:

The CDSC will be waived for:
•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by the Fund when an account falls below the minimum required account size.
•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Broker/Dealer Compensation-CDSC Class A Shares
The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares on or after July 25, 2019 as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 and up to $2.5 million	0.50 of 1%

Over $2.5 million	0.25 of 1%

Prior to July 25, 2019, the Distributor paid a dealer that executed a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 and up to $2.5 million	1%

Over $2.5 million and up to $5 million	0.50 of 1%

Over $5 million	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares
Rights of Accumulation
“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.
Letters of Intent
“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.
General
As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below.  Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.

Class A Shares may be purchased without a sales charge by:
*	current and former Trustees and officers of any funds in the Aquila Group of Funds;
*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	broker dealers, their officers and employees and other investment professionals;
*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;
*	certain family members of, and plans for the benefit of, the foregoing; and
*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.
Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.
Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
Each Fund permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.
A qualified group is a group or association that
(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and
(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.
At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.
Examples of a qualified group include, but are not limited to:
*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and
*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.
Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.
The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.
Investors may exchange securities acceptable to the Manager and Sub-Adviser (if applicable) for shares of the Fund. The Funds believe such exchange provides a means by which holders of certain securities may invest in a Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund’s portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.
Additional Compensation for Financial Intermediaries
The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b‑1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of a Fund.
Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor (or related companies) may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.
Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:
•	assistance in training and educating the financial advisor’s personnel;
•	participation in the financial advisor’s conferences and meetings;
•	advertising of the Funds’ shares;
•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;
•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;
•	shareholder education events;
•	exhibit space or sponsorships at regional or national events of financial intermediaries;
•	participation in special financial advisor programs;
•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;
•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;
•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and
•	other comparable expenses at the discretion of the Distributor.
    The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2020, include 1st Global Capital Corp., American Enterprise Investment, AXA Advisors LLC, Bankoh Investment Services Inc., Cetera Advisor Network, Charles Schwab, CUSO Financial Services, Edward D Jones & Co LP, Fidelity / National Financial Services LLC, Hilltop Securities Inc., Janney Montgomery Scott LLC, JP Morgan, LPL Financial, Merrill, Morgan Stanley, Pershing LLC, Raymond James & Associates, Raymond James Financial, RBC Capital Markets LLC< Roosevelt & Cross Inc., Stifel Nicolaus & Company Inc., TD Ameritrade Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Vanguard, Voya Financial Advisors Inc., Waddell & Reed Inc., Wedbush Securities Inc. and Wells Fargo Advisors LLC.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.
The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.
Automatic Withdrawal Plan (Class A Shares Only)
You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class F Shares, Class I Shares (if the Fund offers Class I Shares) or Class Y Shares.
Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)
Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum  investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.
Share Certificates
The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.
Reinvestment Privilege (Class A and C Shares Only)
If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.
The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.
Exchange Privilege
Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares (if the Fund offers Class I Shares) or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary.  Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.
The following important information should be noted:
CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.
If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.
Each of the funds in the Aquila Group of Funds reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.
All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.
The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:
800-437-1000 toll-free
Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.
Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.
Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.
If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.
Same Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
Conversion of Class C Shares
Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Group of Funds.
“Transfer on Death” Registration (Not Available for Class I Shares (if the Fund offers Class I Shares) or Class Y Shares)
Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent or your broker/dealer. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.
An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary.
Computation of Net Asset Value
The net asset value of the shares of each Fund’s classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees.
Purchases and Redemptions of Shares
Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Fund; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.
Purchases and Redemptions Through Broker/Dealers
A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.
Limitation of Redemptions in Kind
Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
Disclosure of Portfolio Holdings
Under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.
In addition, the Manager may share a Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding a Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds’ Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.
Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund’s shareholders and the Fund’s Manager, Sub-Adviser (if applicable), Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and a Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.
Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:
1.	Intercontinental Exchange (pricing services and liquidity classification vendor) on a daily basis with no lag;
2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;
3.	Bloomberg L.P. (tracking and pricing entity) on a daily basis with no lag;
4.	The Bank of New York Mellon (custodian, fund accountant and liquidity classification vendor) on a daily basis with no lag;
5.	The Distributor on a daily basis with no lag;
6.	Investor Tools (portfolio analytics service) on a daily basis with no lag;

7.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end; and
8.	Investment Company Institute following each fiscal quarter-end.
Each Fund also currently provides holdings information to Morningstar, Fact Set and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.
Additional Tax Information
The following is a summary of certain material U.S. Federal income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Each Fund and Its Investments
Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments) computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.
If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.
The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.
Each Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.
A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A

Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.
For U.S. Federal income tax purposes, net short- and long-term capital losses may generally be carried forward without limit.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Aquila Tax-Free Trust of Arizona: At March 31, 2020, the Fund had no short-term capital loss carryforwards and long-term capital loss carryforwards as follows:

Carryforward	Character
$434,525	Long-term

Aquila Tax-Free Fund of Colorado:  At March 31, 2020, the Fund had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$1,758,365	Short-term
$167,388	Long-term

Aquila Churchill Tax-Free Fund of Kentucky: At March 31, 2020, the Fund had no capital loss carryforwards.

Aquila Tax-Free Trust of Oregon: Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.  At March 31, 2020, the ATFTO Predecessor Fund had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$923,853	Short-term
$483,327	Long-term

Aquila Narragansett Tax-Free Income Fund: At March 31, 2020, the Fund had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$795,279	Short-term
$196,955	Long-term

Aquila Tax-Free Fund For Utah: At March 31, 2020, the Fund had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$1,395,833	Short-term
$726,020	Long-term

Taxation of U.S. Shareholders
Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder of that Fund on December 31 of the year in which the dividend was declared.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).
Exempt-interest dividends paid by a Fund are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of a Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.
Dividends and distributions from a Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income.  For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of a Fund’s shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Funds will be increased by such amount.
Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.
Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in a Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax.
Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.
Sales of Shares
Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.
Backup Withholding
A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.
Notices
Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Non-U.S. Shareholders
Ordinary dividends (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) and certain other payments made by a Fund to non-U.S. shareholders  are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. This 30% withholding tax generally does not apply to exempt-interest dividends, capital gain dividends or redemption proceeds.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.
Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends)

payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
Basis Reporting
Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account.
Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Underwriters
The Distributor acts as each Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
Payments of the amounts listed below for each of the Funds for the fiscal year ended March 31, 2020 were as follows:

Aquila Tax-Free Trust of Arizona

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$19,733	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Tax-Free Fund of Colorado:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$15,135	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Churchill Tax-Free Fund of Kentucky:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$8,265	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Tax-Free Trust of Oregon:

Aquila Tax-Free Trust of Oregon is newly-organized and had not commenced operations as of the fiscal year ended March 31, 2020.  Payments of the amounts listed below for the ATFTO Predecessor Fund for the fiscal year ended March 31, 2020 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$45,738	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Narragansett Tax-Free Income Fund:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$10,766	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Tax-Free Fund For Utah:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$17,366	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Proxy Voting Policies
Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Fund toll-free number at 1-800-437-1000, (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov. The Manager’s proxy voting policies and procedures follow:
Background and Scope of Applicability:  The purposes of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which Aquila Investment Management LLC (the “Firm” or “AIM”) votes the securities for which the AIM exercises voting authority and discretion (“Proxies”).Generally, Aquila Municipal Trust (the “Trust”) does not purchase or hold voting securities.  As a result, it is not likely that the Trust will hold securities whose issuers issue proxies.  However, the Trust is permitted to invest in money market funds whose issuers may periodically issue proxies pursuant to requirements under the Investment Company Act of 1940.  Because of the nature of voting subject matters that might arise in the context of a money market fund proxy, AIM perceives relatively less risk with money market fund proxies in contrast to the proxies of corporate operating companies.  Accordingly, this procedure has been designed and implemented to address matters that might arise in conjunction with voting money market fund proxies.
It is the general policy of the Firm to vote on all matters presented to security holders in any money market fund proxy in which the Trust is eligible to vote, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to the Trust, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Trust.
In the event the Trust holds a voting security and is eligible to vote in a proxy solicitation, these Proxy Voting Policies and Procedures will be used in determining how to cast a vote, whether to abstain from casting a vote, casting actual votes, maintaining required records and publically disclosing the results of proxy voting.
Philosophy Governing Guidelines:  AIM believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders.  In addition, AIM believes that investors are best served by managements and boards of directors that exhibit sound corporate governance.  AIM does not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound governance practices.  AIM has established these proxy voting guidelines, but believes they cannot anticipate all situations that may arise.  These proxy voting guidelines are guidelines, not rigid rules.  There may be instances in which the specific situation requires a vote that does not follow the guidelines.  However, generally, proxies will be voted in the best interests of Fund shareholders in a manner designed to maximize shareholder value and/ or promote strong mutual fund governance practices.
Proxy Voting Procedures:  The “named” Portfolio Manager of each respective Fund with the Trust will receive, read and vote proxies using the philosophies and guidelines as described herein. AIM will work with the Trust’s Custodian to identify voting securities, receive relevant proxy materials, if any, and distribute such proxy materials to the respective Portfolio Manager. Proxies may be voted either electronically or manually via paper ballots delivered via the U. S. Mail.
Generally, the factor(s) considered in voting proxies may include:
Does the proposed action help or hurt long-term shareholder value?
Does the proposed action help or hurt mutual fund governance practices?
Is the proposed action otherwise in the best interest of Fund shareholders?
Other relevant factors.
If the Portfolio Manager needs further input on a voting matter, they may consult with the Fund’s Chief Compliance Officer, Fund officers or Fund legal counsel.  Voting records will be maintained in a dedicated file for proxy votes in AIM’s headquarters
In cases where votes may require additional analysis, the Portfolio Manager may document the reasoning for the vote and supplement the Fund’s voting records.  AIM will rely on the Securities and

Exchange Commission’s (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.  AIM will make all required Form N-PX filings with the SEC and will post the Trust’s Proxy Voting Policies and Procedures and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.3
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.4 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
_____________

1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
2 Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
3 For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
4 Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

While the global short-term “prime” rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the

MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
U.S. Municipal Demand Obligation Ratings:
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
*—For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; (2) nature and provisions of the financial obligation; and (3) protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.
The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:
A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period.
However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3—Speculative capacity to pay principal and interest.
D—“D” is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Description of S&P Global Ratings’ Dual Ratings:
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
Description of S&P Global Ratings’ Active Qualifiers (Currently applied and/or outstanding):
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (3) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (4) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (5) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as the entity’s issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. “B” ratings indicate that material credit risk is present.
CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:
Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security, instrument or tranche in a transaction and not to an issuer. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recover to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recover expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recover prospects.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or (3) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.
Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.
Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C—High short-term default risk. Default is a real possibility.
RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.
Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.
Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.
Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.
NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX B
ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Arizona (“Arizona” or the “State”). The sources of payment for Arizona municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Arizona municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Arizona issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

COVID-19 Pandemic

In December 2019, a novel strain of coronavirus known as COVID–19 (“COVID–19”) began spreading throughout the world and has been characterized by the World Health Organization as a pandemic disease.

COVID–19 is currently affecting State, local, national and global economic activity (including increasing public and private health emergency response costs and reducing sources of State and local revenues) and consequently is expected to materially adversely impact the financial condition of the State.

Information presented in this appendix generally predates the outbreak of COVID-19 and should be considered in light of the possible or probable negative effects the COVID-19 pandemic may have on the current and future finances, operations and economy of the State.

Economic and Demographic Information

General

Located in the country’s sunbelt, Arizona continues to be one of the fastest growing areas in the United States. Based on 2010 census figures, Arizona ranked 16th in U.S. population. Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

Geographically, Arizona is the nation’s sixth largest state in terms of area (113,909 square miles). It is divided into three distinct topographic regions: northern Arizona - high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona - rugged, mountainous and heavily forested; and southern Arizona - encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and State governments: 42.1 percent is owned by the federal government, 27.6 percent is held as Federal Trust Land (Indian), 17.6 percent is privately owned and 12.7 percent is held by the State.

Arizona is divided into 15 counties. Two of these counties, Maricopa County, Arizona (“Maricopa County”) and Pima County, Arizona (“Pima County”), are more urban in nature and account for over 75 percent of total population and over 84 percent of total wage and salary employment in Arizona, based on 2018 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix,  the sixth largest city in the United States, and surrounding cities including Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, Arizona, the State’s second most populous city.

Economic Condition and Outlook

Impact Of Coronavirus (COVID–19)

              In December 2019, a novel strain of coronavirus known as COVID–19 (“COVID–19”) began spreading throughout the world and has been characterized by the World Health Organization as a pandemic disease.

              COVID–19 is currently affecting State, local, national and global economic activity (including increasing public and private health emergency response costs and reducing sources of State and local revenues) and consequently is expected to materially adversely impact the financial condition of the State.

Summary of Outlook

The Arizona Office of Economic Opportunity projects that employment in Arizona will increase from 3,087,523 to 3,246,996 from the 3rd Quarter of 2019 through the 2nd Quarter of 2021.  This represents growth of 159,473 jobs or 2.6% annualized growth.

Gains are projected across all 11 Arizona supersectors with Construction (6.7% annualized growth) and Financial Activities (3.3% annualized growth) projected to record the fastest job growth rates. Education and Health Services (18,956 jobs) and Professional and Business Services (12,139 jobs) are projected to record the largest job gains.  Supersectors projected to record the slowest rates of growth include Government (0.4% annualized growth) and Natural Resources and Mining (0.7% annualized growth). Natural Resources and Mining (378 jobs) and Information (710 jobs annually) are projected to record the fewest job gains over the two-year period.

Gains are projected within each of the 10 substate areas with Maricopa County (3.0% annualized growth) and Yavapai County (2.1% annualized growth) projected to record the fastest job growth rates. Maricopa County (66,324 jobs) and Pima County (7,051 jobs) are projected to record the largest job gains.  Substate areas projected to record the slowest rates of growth include Northeastern Arizona (0.2% annualized growth) and Coconino County (0.9% annualized growth), respectively. Northeastern Arizona (106 jobs) and Santa Cruz County (191 jobs) are also projected to record the fewest job gains over the two-year period.

Despite a slowing of the national economy, Arizona’s economy grew at a robust pace in 2019.

Arizona has historically been among the nation’s leaders in population growth, employment growth, and income growth, and those trends have accelerated in the last year, even in the face of a national and regional slowdown in movers. In fact, last year Arizona captured nearly a tenth of total national migration, despite accounting for only about 2% of the national population.

Arizona’s new working-age residents are expected to contribute to the state’s overall economic strength, which in turn enhances the consistent and sustainable revenue growth needed to support the Executive’s conservative spending commitments.

Employment

Job creation in Arizona is growing at its most robust pace in more than 12 years. In 2018, employment gains exceeded 3% on a year-over-year basis for the first time since the Great Recession. While 2019 growth rates were slightly slower, the pace remains healthy.

Arizona’s economy today is more diverse than before the recession, when the construction industry accounted for nearly 9% of Arizona employment. By the end of 2018, construction employment was strong, but its share of the state’s employment base had dropped below 5%.

With a relatively larger manufacturing and service-sector orientation, the state’s economy is more mature and balanced, absent signs of the heavy real estate excesses that made the Great Recession so severe.

The state’s manufacturing sector in particular has defied prognostications by achieving steady growth since 2017. Manufacturing employment growth has averaged more than 4% over the past two and a half years, and Arizona is poised to add another 9,000 manufacturing jobs in 2019 despite speculation of a manufacturing slowdown nationwide.

Professional services job creation is also strong, and health care’s share of the state’s GDP is now similar to that of manufacturing.

Arizona is well positioned to continue these positive trends:

•	Trade relations with Mexico have improved significantly in recent years.

•	Western states have experienced significant growth as workers and businesses have migrated west.

•
Arizona’s business-friendly tax and regulatory environment, which contrasts favorably with anti-growth policies pursued by California and some other western states, will continue to attract capital and ensure the state’s participation in national growth.

While the state’s 4.8% unemployment rate remains elevated relative to the nation’s 50-year low levels, this condition gives the Executive more confidence in Arizona’s immediate prospects. Falling unemployment rates nationally have generally been followed by slowing rates of job creation, but the continued avail-ability of willing workers within Arizona should allow the state to sustain its historically high levels of employment growth over the next 12 to 24 months.

Personal Income

Growth in employment and inflation is generally a leading indicator of growth in personal income. Consistent with that tendency, Arizona’s personal income has continued to grow at or near post-recession highs over the past 12 months, even as the national economy appeared to slow compared to its 2018 highs.

In 2018, Arizona personal income grew by more than 6%, which ranked fifth among all states. It continued to do well in 2019, with the first three quarters growing at a 5.4% clip. That performance reflects

Arizona’s healthy job and business growth over the past several years and compares very favorably to the post-recession rate of 4%.

Looking forward, the Executive expects a continued robust Arizona labor market to sustain elevated rates of personal income growth in the range of 5% to 5.5%.

In-migration

As was mentioned earlier in the “Arizona Outlook” section, people and businesses continue to move to Arizona at rates that rank among the nation’s leaders. While the relocation rate is lower than in previous decades, Arizona has succeeded in capturing an increasingly disproportionate share of interstate migration and is well positioned to continue that trend.

Business relocation, wage appreciation, and abundant job and quality-of-life opportunities, buoyed by low taxes and affordable costs of living, will continue to fuel Arizona’s standing as a desirable destination for businesses and families.

The quality and skill levels of the workers that Arizona attracts and retains will continue to be dictated by the needs of Arizona employers. As the needs of the manufacturing, healthcare and professional business service industries grow, so too will the demand for workers with requisite skills. That demand will be met in large part by younger professional job seekers graduating from the state’s universities and joining with young workers moving into Arizona to start their families and careers.

Risks

While predicting economic change is an imperfect exercise, current prognostications are largely positive. As in previous years, the most serious risk to Arizona comes from a scenario in which the nation falls back into recession due to macroeconomic conditions.
Arizona remains reliant on the health of the defense industry, including Boeing, Raytheon, and other defense contractors. Various factors suggest that, in the event of an economic shock, the positive qualities specific to Arizona will position the state more favorably than the nation as a whole.

The pace of national growth may be influenced by the current erosion of global growth and the continued slowdown in the pace of capital investment. It is too soon to know whether those or other factors will push the U.S. economy into a recession, but it is clear that Arizona is better positioned to weather a mild U.S. recession today than it was in 2009, due to the strength of the state’s economy and State Government’s fiscal health.

Revenue Outlook

During FY 2019, the State’s General Fund again achieved strong growth, easily exceeding post-recession and longer-term trends. On an ongoing basis, the State achieved a 9.4% year-over-year growth rate and exceeded FY 2020 budget expectations by approximately $250 million.

Collections in FY 2020 and beyond will continue to be influ-enced by changes in State and federal tax law. The State’s 2019 Tax Omnibus (Laws 2019, Chapter 273) helps in this regard by (a) making permanent Arizona’s conformity to the federal changes and (b) reducing the State’s reliance on the volatile income tax in favor of the Transaction Privilege Tax (TPT), a consumption-oriented sales tax.

Seizing an opportunity made available to the states by the U.S. Supreme Court’s 2017 Wayfair v. North Dakota decision, State Government has adopted an economic nexus test under which remote sellers would be obligated to collect and remit TPT. In turn, policymakers were able to reduce individual income taxes by an additional $85 million in a net revenue-neutral fashion.

Overall, collections from the “Big 3” revenue sources – Trans-action Privilege Tax, Individual Income Tax, and Corporate Income Tax – are on track to meet or exceed the Executive Budget forecast.

Arizona Office of Economic Opportunity Employment Report – May 2020

The Arizona seasonally-adjusted unemployment rate was 12.6% in April 2020, up from 6.1% in March 2020. The U.S. seasonally-adjusted unemployment rate increased from 4.4% in March to 14.7% in April. Over the month, Arizona’s seasonally adjusted labor force decreased by 37,870 individuals. Over the year, labor force levels increased by 24,500 individuals or 0.7%.

Over the Month - Arizona Nonfarm employment decreased by 283,300 jobs in April. Historically (2010-2019), Nonfarm employment has averaged a gain of 8,700 jobs in April.  The Government Sector recorded a loss of 7,000 jobs in April. The Private Sector recorded a loss of 276,300 jobs in April. Historically (2010-2019), Private Sector employment has averaged a gain of 7,800 jobs in April.  Private Sector employment gains were reported in the following sector: Natural Resources and Mining (100 jobs).  Private Sector employment losses were reported in the following sectors: Leisure and Hospitality (-122,600 jobs); Trade, Transportation and Utilities (-57,400 jobs); Education and Health Services (-37,200 jobs); Professional and Business Services (-29,800 jobs); Other Services (-12,900 jobs); Information (-5,700 jobs); Construction (-4,200 jobs); Manufacturing (-3,900 jobs); and Financial Activities (-2,700 jobs).

Over the Year - Arizona Nonfarm employment decreased by 232,300 jobs or -7.9% in April. All of the losses were recorded in Private Sector employment (-232,600 jobs), while Government recorded gains of 300 jobs in April. Gains were reported in: Natural Resources and Mining (500 jobs).  Losses were reported in: Leisure and Hospitality (-126,300 jobs); Trade, Transportation and Utilities (-41,300 jobs); Professional and Business Services (-25,500 jobs); Education and Health Services (-19,000 jobs); Other Services (-12,000 jobs); Information (-5,300 jobs); Manufacturing (-3,100 jobs); Construction (-500 jobs); and Financial Activities (-100 jobs).

Arizona Joint Legislative Budget Committee Staff Report – May 2020

Economic Indicators – National

According to the U.S. Department of Commerce Bureau of Economic Analysis' first estimate, the U.S. Real Gross Domestic Product (GDP) fell at a seasonally adjusted annual rate of (4.8)% in the first quarter of 2020. Personal consumption overall declined (7.6)%. Of that category, consumption of durable goods decreased by (16.1)%, nondurable goods increased by 6.9%, and services decreased by (10.2)%. Business fixed investment declined by (8.6)%.

The Conference Board’s U.S. Consumer Confidence Index, which is based on consumers' perceptions of current conditions, as well as their expectations 6 months into the future, decreased by (26.9)%, or 13.8 points, from March's revised 118.8 to 86.9 in April. This is the single largest decline on record due to a collapse in consumer spending. The labor index, which is calculated as the percentage of respondents who think that jobs are plentiful minus the percentage who think that jobs are difficult to find, decreased by (43.1) percentage points in April to a net value of (13.6). This negative net value indicates that workers perceive that jobs are difficult to obtain, which is consistent with widespread hiring freezes and layoffs occurring across the economy.

According to the U.S. Department of Commerce Bureau of Economic Analysis, the U.S. Personal Consumption Expenditure (PCE) Price Index decreased by (0.3)% in March. Compared to March 2019, the overall price index is up by 1.3%. The "core" PCE price index excludes food and energy prices and is the Federal Reserve's (Fed) preferred inflation measure. This core index increased year over year by 1.7% in March, which remains below the Fed's inflation target of 2.0%.

Consumer prices, which are measured by the U.S. Bureau of Labor Statistics Consumer Price Index (CPI), declined (0.8)% in April over the prior month, the largest monthly decline since December 2008. Compared to April 2019, the CPI increased by 0.3%. The gasoline index fell by (20.6)%, resulting in a (10.1)% decrease in the energy index. On the other hand, the food index rose 1.5%, which includes a 2.6% increase in the food at home index. Core inflation (all items less food and energy) fell (0.4)% for the month, the largest monthly decline in the history of the series (which dates to 1957). Compared to April 2019, the core CPI is up by 1.4%.

The Conference Board's U.S. Leading Economic Index decreased from 111.7 in February to 104.2 in March. Compared to March 2019, the index was down by (4.6)%. This was the largest decline in the data series' 60-year history. The steep decline was caused by record increases in initial unemployment claims and significant stock price declines. The sharp drop indicates that the US economy will be facing a very deep contraction.

Economic Indicators – Arizona

Housing - Single-family housing construction is increasing. In March, Arizona’s 12-month total of single-family building permits was 35,015, or 10.4% more than a year ago. The comparable single-family permit growth rate for the entire U.S. was an increase of 5.5%.

The 12-month total of multi-family building permits has been up and down. In March, Arizona’s total of 15,843 multi-family building permits was 70.2% more than in 2019. Nationwide multi-family permits were 11.0% more than in 2019.

Tourism - Revenue per available room was $66.09 in March, (51.6)% below the same month in the prior year.

State park visitation was 302,115 in March, (25.3)% below the same month in the prior year. Data for McFarland State Historic Park and Tubac Presidio State Historic Park were unavailable. As a result, they are not counted in the total visitation value.

Ridership through Phoenix Sky Harbor Airport during March decreased (47.0)% below the prior year.

Average Hourly Earnings - The Average Hourly Earnings received by private sector workers in March was $27.12, which is (1.1)% lower than the average in the prior month. Year-over-year change in earnings decreased from 5.4% in February to 4.8% in March.

State Agency Data - At the beginning of May 2020, the total AHCCCS caseload was 1.90 million members. Total monthly enrollment increased 1.9% for May and increased 4.3% compared to a year ago. Parent and child enrollment in the Traditional population increased by 1.9% for May and was 4.3% higher than a year ago.

Enrollment in KidsCare is 38,359 for May, an increase of 1.1% over April and 11.8% above last year.

For May 2020, the childless adult population increased 2.5% compared to last month. At 349,161, this population is 9.0% higher than a year ago.

In the adult Medicaid expansion program up to 133% of the Federal Poverty Level, enrollment increased 6.9% for April and totals 81,411 individuals. Enrollment is 5.1% higher than a year ago.

Based on information the Department of Child Safety provided for March 2020, reports of child maltreatment totaled 46,495 over the last 12 months, an increase of 0.5% over the prior year. There were 14,189 children in out-of-home care as of February 2020, or 2.2% more than in February 2019. Compared to the prior month, the number of out-of-home children increased by 0.2%.

There were 12,103 TANF Cash Assistance recipients in the state in March, representing a (2.9)% monthly caseload decrease from February. The year-over-year number of TANF Cash Assistance recipients has declined by (4.5)%. The statutory lifetime limit on cash assistance is 24 months.

The Supplemental Nutrition Assistance Program (SNAP), formerly known as Food Stamps, provides assistance to low-income households to purchase food. In March, 810,157 people received food stamp assistance in the state, representing a 1.1% increase above February caseloads. Compared to March 2019, the level of food stamp participation has increased by 0.8%.

According to the most recent information from the Administrative Office of the Courts, the Maricopa County probation weighted caseload was 28,383 as of March 2020. This was a decrease of (35) below the prior month, and an increase of 158 since last March. In addition, the state's non-Maricopa County probation weighted caseload was 20,004. This was an increase of 65 above the prior month, and an increase of 836 since last March.

These figures represent standard and intensive probation weighted caseloads, including both adult and juvenile probation. Weighted caseloads do not represent probation headcounts. AOC counts certain probationers as more than 1 case. For example, adult probationers charged with crimes against children are counted as 3 cases.

The Arizona Department of Correction's inmate population was 41,449 as of April 30, 2020. This was a decrease of (1.3)% since March 31, 2020 and a (2.0)% decrease since April 2019.

FY 2021 Baseline Summary Prepared by the Arizona Joint Legislative Budget Committee (JLBC) Staff

Overview

The FY 2021 Baseline provides an estimate of the state’s General Fund balances. The revenue projections reflect a consensus economic forecast while the spending estimates represent active funding formula requirements and other obligations. The Baseline does not represent a budget proposal, but an estimate of available resources after statutory requirements.

The JLBC Baseline parameters are as follows:

•
Total FY 2021 General Fund revenue is projected to be $12.57 billion. Ongoing revenues are forecast to grow by $505 million, or 4.1%, above FY 2020. After adjusting these estimates for changes in one-time monies and Urban Revenue Sharing, however, total revenue growth would be just $26 million, or 0.2% above FY 2020.

•
In comparison, FY 2021 Baseline formula spending is projected to be $11.53 billion. This amount reflects a $(368) million, or (3.1)%, decrease in expenditures below FY 2020. While ongoing spending would increase by $570 million above FY 2020, that is offset by a $(938) million decrease in one-time spending.

•	The projected FY 2021 cash balance is $1.04 billion. This amount is in addition to more than $1 billion available in the Budget Stabilization Fund (BSF) by the end of FY 2021.

•
Under the Baseline projections, the Legislature would have the ability to dedicate $300 million of the $1.04 billion Baseline balance to ongoing initiatives without creating a shortfall through the 3-year planning period.

•	The JLBC Staff recommends setting aside at least $50 million for a cash balance each year.

•	The remaining $685 million of the Baseline balance would be available for one-time initiatives.

These estimates overstate the level of available resources in the FY 2021 budget in part because the Baseline eliminates $1.06 billion of spending that was labeled as "one-time" in the FY 2020 budget. While much of that spending appears to be legitimately one-time, such as the deposit of $271 million into the Budget Stabilization Fund and the use of $190 million to pay off a 2010 debt issuance, some may be less one-time in nature. Of the $1.06 billion, $117 million is for spending that has been included as one¬time spending in multiple years' budgets. There may be legislative interest in retaining some of this spending, as well as in other new discretionary spending or tax decreases

FY 2020

The FY 2020 budget is currently projected to have a $643 million balance, an increase of $578 million from the original budget estimate of a $65 million balance. Total revenues, including the beginning balance, are forecast to be $12.55 billion compared to spending of $11.90 billion. The net $578 million adjustment has 3 components:

•	Ongoing revenues are $433 million greater than anticipated, the result of both higher actual FY 2019 and projected FY 2020 growth as compared to the original FY 2020 budget.

•	One-time revenues are a net $193 million greater than anticipated as a result of a higher FY 2019 ending balance.

•	Spending is projected to be a net $48 million higher than originally budgeted in FY 2020, primarily due to higher-than-budgeted caseloads in AHCCCS.

FY 2021 Baseline Revenues

Total FY 2021 revenue collections would increase by 0.2% to $12.57 billion, or $26 million above the revised FY 2020 estimate. The major adjustments are:

•
Based on JLBC’s 4-sector consensus, FY 2021 ongoing revenues are projected to grow by $505 million, or 4.1%. Ongoing revenues reflect the underlying growth in the economy and exclude one-time adjustments, urban revenue sharing, but do incorporate enacted tax law changes.

•	The state set-aside for urban revenue sharing formula distributions would increase from $738 million to $828 million, thereby decreasing state revenue by $(91) million.

•
A $(314) million decrease in the balance forward between FY 2020 and FY 2021 is the third major adjustment. The state started FY 2020 with a cash balance of $957 million, but significant one-time expenditures as authorized in the FY 2020 budget are expected to produce an ending balance carried forward into FY 2021 of $643 million.

•	Elimination of one-time FY 2020 fund transfers would reduce revenues by $(74) million.

FY 2021 Baseline Spending

Based on statutory funding formulas and other obligations, FY 2021 Baseline spending is projected to decrease by (3.1)% to $11.53 billion, or $(368) million less than FY 2020. The major adjustments are:

•
Department of Education formula spending would have a net increase of $338 million due to 0.6% growth in student enrollment and a 1.77% inflation factor. The FY 2019 budget also authorized an additional 5% teacher pay adjustment in FY 2021. These growth factors would be partially offset by savings associated with higher K-12 property tax collections.

•
AHCCCS formula spending would grow by $136 million, reflecting 0.5% caseload growth, a 2.6% capitation rate increase, and increased match costs for the Children's Health Insurance Program (KidsCare) and certain Proposition 204 adults.

•	The Department of Economic Security (DES) budget would increase by $59 million, primarily for Developmental Disabilities Medicaid growth.

•	Arizona Department of Corrections (ADC) spending is unchanged from FY 2020.

•	University spending would decrease by $(36) million, including the elimination of $(35) million in one-time FY 2020 assistance.

•
Community College spending would decrease by $(33) million, including the elimination of $(35) million of one-time monies for specific projects at Pima and Maricopa Community Colleges and rural community college aid.

•
School Facilities Board funding would be reduced by $(181) million, reflecting the elimination of $(63) million of one-time building renewal monies, $(54) million for decreased costs of new school construction, and $(65) million for decreased lease-purchase debt obligations. The Baseline includes a total of $59 million for new construction, including $46 million for the second and final year of FY 2020 authorizations and $13 million for the first year of 2 new FY 2021 authorizations.

•	Department of Water Resources (DWR) spending would decline by $(53) million to reflect the elimination of spending associated with the Drought Contingency Plan.

•	Department of Housing spending would be reduced by $(15) million associated with removal of a one-time deposit to the Housing Trust Fund.

•
Agency budgets would be reduced by $(11) million statewide to eliminate a one-time state employer health insurance increase but would also be increased by $43 million one-time for the costs of a 27th pay period in FY 2021.

•	A decrease of $(24) million is associated with the payoff of the "2010B" debt issuance in FY 2020.

•
The Baseline also eliminates significant FY 2020 one-time spending for a Budget Stabilization Fund deposit ($271 million), payoff of the "2010B" debt issuance ($190 million), and transportation funding ($95 million).

The $11.53 billion spending level would support a Full-Time Equivalent (FTE) Position ceiling of 53,423 state employees from both General Fund and Other Appropriated Funds.

Other Fiscal Challenges

There are 3 important aspects to consider in creating a budget: 1) manage risk in determining the Baseline revenue and spending forecast, 2) maintain ongoing and cash balances through the 3-year planning period, and 3) set spending and revenue priorities.

Manage Forecast Risk - There are both positive and negative risks to the JLBC Baseline revenue estimates:

•
Length of Expansion: The length of the current national economic recovery has now set the record for the longest expansion in recorded history. The forecast assumes that the economy does not enter a recession during this time period. If this turns out to be true, it would mean the national economy had experienced 168 months of economic expansion. The previous record for longest expansion was 120 months.

•
Recession Likelihood: While recessions are more commonly the result of a "shock" rather than "old age," many economists think one could occur by the end of calendar year 2021. A little more than half of 60+ leading economists in recent Wall Street Journal surveys predict the onset of a recession by that time. The likelihood of a recession has been revised down in recent months.

•
Current Strong Revenue Growth: As of now, however, Arizona's economy and its revenue growth are still strong. The state ranks third overall in the country in terms of its economic momentum (personal income, population, and employment growth). Arizona has experienced healthy revenue growth of 10.2% in FY 2019 and 9.7% year-to-date in FY 2020.

Because small percent changes in growth assumptions can have a substantial impact – over 3 years, a 1% change in revenue growth could change available revenues by $725 million through FY 2023 – these risks could significantly change the final results of these budgets.

The state also faces ongoing litigation that may impact budgets such as:

•	The K-12 Capital Funding litigation in Maricopa Superior Court.

•	Litigation against the Department of Child Safety in United States District Court.

•	Litigation against the Arizona Department of Corrections in United States District Court regarding inmate health care.

Plan for 3-Year Ongoing and Cash Balances

Under the Baseline projections, the Legislature would have the ability to dedicate $300 million of the $1.04 billion Baseline balance to ongoing initiatives in FY 2021 without creating a shortfall through the 3-year planning period. The JLBC Staff recommends setting aside at least $50 million for a cash balance each year. The remaining $685 million of the Baseline balance would be available for one-time initiatives.

Set Priorities

As noted above, the Baseline is only a starting point for budget discussions as it reflects changes to active statutory and other funding formulas and does not include discretionary changes. The Legislature will need to set priorities in allocating the $300 million in available ongoing monies. In distributing the $685 million in one-time funds, the Legislature may consider such initiatives as:

•	Continuation of the $117 million in reoccurring "one-time" spending from FY 2020 and zeroed-out in the Baseline

•	Budget Stabilization Fund deposit

•	K-12 building repair spending

•	Transportation projects

•	Debt repayment

•	"Buy down" of K-12 rollover

•	Repair or replacement of Arizona prison facilities

In terms of managing its risks, the state may also want to consider funding for several other issues identified during the past year:

•
Due to malfunctioning locks, there were prisoner disturbances at ADC's Lewis facility. While ADE estimates that $27 million in FY 2021 would address the particular Lewis issue, ADC has a considerable backlog of repairs at its other facilities. Over the next decade, ADC projects the cost of systemwide repairs at $380 million.

•
DWR has identified 31 “high-hazard” dams with safety deficiencies, of which 15 are labeled as “unsafe.” Additional funding would be utilized to make more detailed assessments of the structural issues and the design solutions as well as set aside resources for the repair themselves.

•
The Auditor General found that the Department of Health Services has substantial delays in investigating complaints against long term care nursing facilities. In a sample survey, the Auditor General estimates that 42% of complaints went uninvestigated for at least 7 months.

Debt

At the end of FY 2021, the state’s projected level of lease-purchase and bonding obligations will be $6.7 billion. The associated annual debt service payment is $779 million.

Of the $6.7 billion in total obligations, the General Fund share is $1.3 billion. The General Fund annual debt service is projected to be $223 million in FY 2021.

As a remnant of the Great Recession, the state also pays $931 million of current year K-12 obligations in the next year (the “rollover”). The $6.7 billion estimate of total obligations also does not include any unfunded retirement liability.

Arizona's debt rating was last changed in November 2019, when Moody's upgraded its rating from Aa2 to Aa1. Aa1 represents Moody's second highest credit rating. In comparison to other states, 14 have a higher rating, 19 have the same rating, and 16 have a lower rating or are not rated due to a lack of state level debt. Standard & Poor's, the other major credit rating agency, last changed its overall Arizona rating in November 2015 when it upgraded the rating to AA, which represents Standard & Poor's third highest credit rating.

Along with an overall rating, credit agencies also provide an outlook in terms of the future direction of rating changes. In November 2019, when Arizona’s credit rating was increased by Moody's, Arizona was given a stable outlook. In adopting its credit ratings for Arizona in November 2019, Moody's listed as concerns absence of authority for the Executive to make mid¬year budget reductions on its own and reduced financial flexibility due to restrictions enacted by Proposition 105 and Proposition 108. While noting these challenges, Moody's also indicated Arizona’s growing reserves, comparably decreasing debt levels, demonstrated budget discipline, and a strengthening economy as positive trends.

Other Funds

Besides the General Fund, the state has dedicated special revenue funds. Only a portion of these monies is subject to legislative appropriation. The Baseline includes a FY 2021 Other Fund appropriated spending level of $4.6 billion, or (1.4)% below FY 2020.

The level of FY 2021 non-appropriated state funds is expected to be $11.0 billion, while non-appropriated Federal Funds are forecast to be $17.7 billion. When all appropriated and non-appropriated fund sources are combined, total FY 2021 state spending would be $44.8 billion.

State Revenues and Expenditures

The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax. The State expends money on a variety of programs and services, the most significant elements of which include education (both kindergarten through twelfth grade and higher education), health and human services, correctional programs, transportation and debt service.

General Fund

The monies of the State are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities, is the depository of most of the major revenue sources of the State

State Budget

The State’s fiscal year begins on July 1 and ends on June 30 of the next calendar year. State law specifies that an annual budget shall be proposed by the Governor by the second Tuesday in January of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the Governor’s Budget, the JLBC staff releases a baseline legislative budget for the next fiscal year.  The Governor’s Budget and the JLBC budget form the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the “Budget Act”). The Budget Act must be approved by a simple majority vote of each House of the Legislature.

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s budgetary discretion.

THE STATE BUDGET AND APPROPRIATIONS PROCESS

General

Historically, the State Legislature has adopted an annual operating and capital outlay budget for all agencies of the State. The budget process is initiated by the Governor submitting the Governor’s Budget by the second Tuesday in January for the next fiscal year to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding those expenditures. Thereafter, the staff of the JLBC analyzes the Governor’s Budget and prepares a baseline budget. Public hearings are then conducted during the Legislative session and, generally prior to July 1, the budget is adopted through passage of appropriations bills. State agencies are then responsible, under the oversight of the Department’s General Accounting Office, for exercising budgetary control and ensuring that expenditures do not exceed appropriations. The State Legislature has authority during the fiscal year to make additions, deletions or amendments to the adopted budget.

The accounts of the State are organized on the basis of funds and account groups, each of which is considered a separate accounting entity. The General Fund is used for all financial resources except those required to be accounted for in another fund. General Fund revenues are derived primarily from the collection of taxes, specifically transaction privilege (also referred to herein as “sales tax”), income (individual and corporate), motor vehicle, insurance premium and other taxes. Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.

Constraints on the Budget Process

Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s budgetary discretion.  In the event the State desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in such State revenues requires the affirmative vote of two-thirds of the members of each house of the State Legislature. If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the Governor. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature. This constitutional requirement applies to legislation that would provide for a net  increase  in  State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed State fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption from a statutorily prescribed State fee or assessment, (7) a change in the allocation among the State, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination  of the  foregoing.  This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature. In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a State officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.

STATE FINANCES

The General Fund

The monies of the State are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities, is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation or funding measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various voter initiatives.

Budget Reserves - Budget Stabilization Fund (BSF)

The BSF, which acts as a budgetary reserve for the State, is funded with General Fund revenues and was established to normalize (over time) the fluctuations of the State’s high and low growth rates and to help protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The amount of funds transferred to or from the BSF is established by statutory formula, but may also be specified by additional acts of the Legislature. No operating expenditures may be directly incurred from monies in the BSF. Other than transfers from the General Fund, interest earned on pooled investments held by the State Treasurer is the primary revenue source of the BSF.

Given its stated use and purpose, balances in the BSF fluctuate depending on the fiscal condition of the State and the State General Fund. The unaudited cash basis balance in the BSF was approximately $461.4 million as of June 30, 2017 and approximately $457.8 million as of June 30, 2018. The State legislature also recently enacted legislation that requires the deposit of $271,107,000 into the BSF from the State’s General Fund in each of the fiscal years ending June 30, 2019 and June 30, 2020.

Sources of Tax Revenue

The following is a summary of the State’s major tax revenues. In fiscal year 2017-18, approximately 90.6 percent of the State’s General Fund tax revenues and transfers were derived from sales and use taxes, personal income taxes and corporate income taxes.

Sales and Use Tax

The transaction privilege (or sales) tax accounted for approximately 44.7 percent of General Fund revenues and transfers in fiscal year 2017-18. The transaction privilege tax is levied upon the gross receipts from business activities within the State that are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs and gas delivered through mains. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The Arizona use tax is imposed at the same rates as the transaction privilege tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

Personal Income Tax

The Arizona personal income tax, which accounted for approximately 42.4 percent of General Fund revenues and transfers in fiscal year 2017-18, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 2.59 percent to 4.54 percent. Personal, dependent, and other credits are allowed against the gross tax liability.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts.

Corporate Income Tax

The corporate income tax accounted for approximately 3.5 percent of General Fund revenues and transfers in fiscal year 2017-18. The corporate income tax is levied on corporations that engage in business within Arizona.  The tax rate currently is 4.9 percent of taxable income.

State Appropriations Limit

Article IX, Section 17 of the Arizona Constitution imposes a limit on the amount of State revenues that the Legislature may appropriate for a fiscal year to a percentage of Arizona personal income.  Currently, this limit is 7.41 percent of Arizona personal income. The Constitutional provision also defines the type of State revenues that are subject to the appropriations limit, which include taxes, university collections, licenses, fees and permits. Certain revenues are excluded from the limitation, including interest and dividends, sales for services and rentals, federal grants and funding, donations and gifts, and amounts received in trust.

The JLBC staff, in consultation with the Governor’s Office of Strategic Planning and Budgeting (“OSPB”), is required by statute to report the appropriations subject to the Constitutional limit. This calculation is prepared by February 15th of each year and indicates the appropriations that are or will be subject to the limit in the previous, current and subsequent fiscal years. The most recent calculations prepared by JLBC indicate that the appropriations subject to the limit, as a percent of Arizona personal income, were 5.78 percent for fiscal year 2017-18 and 5.68 percent for fiscal year 2018-19.

GOVERNMENT-WIDE FINANCIAL ANALYSIS

The State’s overall financial position and operations for the fiscal year ended June 30, 2018 for the primary government are summarized, as follows, based on the information included in the government-wide financial statements.

For the year ended June 30, 2018, the State’s combined net position totaled $27.2 billion, reflecting an increase of $1.8 billion during the current fiscal year. The largest portion of the State’s net position (86%) represents net investment in capital assets of $23.5 billion. Additions to land, roads, and bridges provided the majority of the governmental activities increase in net investment in capital assets of $903.1 million. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Although the State’s investment in its capital assets is reported net of accumulated depreciation and related debt, it should be noted that the resources needed to repay this debt are planned to be provided from other sources, since the capital assets themselves are not typically used to liquidate these liabilities. The State’s net position also included $9.2 billion (34%) of resources that are subject to external restrictions on how they may be used. The governmental activities increase in restricted net position of $128.4 million is largely a result of an increase of $288.6 million in the amount restricted by the State’s Constitution for basic education funded by the Land Endowments Fund, offset by a decrease of $92.8 million in the amount restricted for health and welfare. The business-type activities increase in restricted net position of $224.7 million is primarily due to an increase of $274.7 million in the amount restricted for the Unemployment Compensation Fund. After accounting for the above net position restrictions, the State has a remaining deficit of $5.5 billion (20%) reported as unrestricted net position.

Change in Net Position

Governmental Activities - Net Position increased by $1.4 billion from fiscal year 2017, or a 6% increase from fiscal year 2017. Reported sales and income tax revenues increased by $418.4 million, or 6% and $445.7 million, or 10%, from fiscal year 2017, respectively. The increase in tax collections generally reflects increased economic activity in the State during fiscal year 2018. Net taxable sales increased by 7% from fiscal year 2017, resulting in the increased reported sales tax revenue. The largest increases in net taxable sales during fiscal year 2018 were in retail, contracting, and restaurants and bars. The increase in income tax revenue for the State during fiscal year 2018 reflects increases in withholding and individual tax collections. During fiscal year 2018, the gain on sale of trust land increased by $114.5 million, or 241%. Contributing to this increase was one of the largest-ever successful bids of $79.0 million on the sale of State trust land. In addition, operating grants and contributions increased by $224.6 million (2%) over fiscal year 2017. This increase is mostly attributable to the rise in federal and local government grants received by the Arizona Health Care Cost Containment System (AHCCCS) as a result of the increase in expenditures incurred due to utilization, capitation rate increases, the addition of the behavioral health federal and local government grants addressing opioid substance use disorders, and enrollment growth for Children’s Health Insurance Program. The increase in operating grants and contributions discussed above was offset by a decrease of $186.6 million in the fair value of the Permanent Fund investment portfolio from fiscal year 2017. The increase in health and welfare expenses of $593.0 million (4%) resulted mostly from the increase in expenses for AHCCCS programs, as indicated above. The increase in education expenses of $169.5 million (3%) was largely due to increased enrollment growth and inflation. Expenses also increased by $292.3 million (23%) for protection and safety, primarily as a result of increased pension expenses due to a court decision for the Corrections Officer Retirement Plan that adjusted the cost-of-living benefits for retirees who became members before July 20, 2011.

Business-type Activities - Net Position increased by $411.6 million from fiscal year 2017, or 13%. This increase is primarily due to increases in net position for the Universities and the Unemployment

Compensation Fund of $130.4 million and $274.7 million, respectively. Non-operating revenues and transfers from the General Fund more than offset the Universities’ operating loss of $1.3 billion. The Universities’ operating revenues increased by $124.6 million over fiscal year 2017 primarily due to an increase in net student tuition and fees revenue, largely as a result of increased enrollment and modest increases in nonresident tuition and fee rates. Another increase included an increase in intergovernmental revenue, both operating and non-operating. These increases were offset by the Universities’ rise in operating expenses of $301.1 million over fiscal year 2017 primarily due to increases in expenses for instruction, academic support, and scholarships and fellowships and student services. Also, the Unemployment Compensation Fund’s unemployment assessment revenue increased by $8.8 million and cost of sales and benefits decreased by $25.2 million, as compared to the prior fiscal year, due to the decline in unemployment levels. In addition, unemployment assessment revenue of $504.8 million was higher than the cost of sales and benefits of $246.3 million during fiscal year 2018.

Governmental Funds

The general government functions are contained in the general, special revenue, debt service, capital projects, and permanent funds. The focus of the State’s governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the State’s financing requirements.

General Fund

The General Fund is the chief operating fund of the State. At June 30, 2018, the non-spendable, restricted and committed fund balances were: $11.6 million, $44.4 million, and $113.2 million, respectively. The fund balance of the State’s General Fund increased $190.7 million during the fiscal year. Revenues exceeded expenditures by $949.3 million, before other financing sources and uses. However, other financing sources and uses offset this excess by $758.6 million, which consist primarily of transfers to the Universities in support of higher education, offset by legislative transfers from other funds to the General Fund. Overall revenues increased by $1.0 billion (4%) and expenditures increased by $619.7 million (3%) from fiscal year 2017. Primary reasons for increases in fund balance during the fiscal year are increased collections of sales and income taxes and increased intergovernmental revenue, including a rise in federal and local government funding received by AHCCCS. Primary reasons for decreases in fund balance during the fiscal year are due to expenditure increases for health and welfare, education, and intergovernmental revenue sharing.

Transportation and Aviation Planning, Highway Maintenance and Safety Fund

The Transportation and Aviation Planning, Highway Maintenance and Safety Fund is responsible for the repair and maintenance of existing roads, paying the debt service for roads that are built from the issuance of revenue bonds and grant anticipation notes, and providing technical assistance with road construction provided by contractors hired by the Arizona Department of Transportation (ADOT). Total fund balance increased $47.8 million during fiscal year 2018. Although revenues exceeded expenditures by $269.7 million, transfers to non-major governmental funds of $253.0 million, to primarily pay debt service, largely offset this excess. Overall, revenue increased by $155.4 million (5%), however, expenditures also increased by $232.6 million (9%), as compared to the prior fiscal year.

Land Endowments Fund

The Land Endowments Fund was established when the federal government granted Arizona statehood. Both the State’s Constitution and the federal government require that the land grants given to the State be maintained indefinitely, and the earnings from the land grants should be used for public education, primarily K-12. For fiscal year 2018, the Land Endowments Fund total fund balance increased $250.1 million. Endowment investments increased $217.7 million at fiscal year end, mainly due to a net increase in the fair value of investments of $382.0 million, receipts from land sales of $119.1 million, and realized gains of $105.4 million. This was partially offset by increased distributions resulting from Proposition 123.

GENERAL FUND BUDGETARY HIGHLIGHTS

During the fiscal year ended June 30, 2018, the original budget was amended by various supplemental appropriations and appropriation revisions. Differences between the original budget and the final amended budget resulted in a $1.8 billion net increase in appropriations for the General Fund. Some of the significant changes in the General Fund appropriations were:

1.	$528.9 million increase due to prior fiscal year obligations that were paid in the current fiscal year per A.R.S. § 35-191.

2.
$981.9 million increase to the Department of Education’s original budget is primarily due to the basic state aid deferred payment from fiscal year 2017, which was appropriated as a supplemental appropriation in the fiscal year 2018 budget, as well as additional state aid funding.

3.
$91.2 million increase to the AHCCCS’ original budget is primarily due to supplemental appropriation increases for voluntary payments from political subdivisions related to disproportionate share hospital and graduate medical education and for Proposition 204 services, to account for increased tobacco settlement agreement revenue over the original appropriated funding source utilized to fund program expenditures.

4.
The $53.6 million increase to the Universities’ original budget is primarily due to one-time funding increases, operating lump sum appropriations, and for lease-purchase payments for research infrastructure facilities.

5.
The $39.0 million increase to the General Accounting Office’s budget is primarily due to General Fund transfers for the New School Facilities Fund, the Elected Officials’ Retirement Plan, and the Substance Use Disorder Services Fund.

6.
The $27.3 million increase to the Department of Administration’s original budget is primarily due to supplemental appropriation increases for various purposes such as improving the security, privacy, and risk of the State’s IT systems, the Department of Child Safety’s replacement of the Children’s Information Library and Data Source System, and an update of the Department of Public Safety’s Microwave Backbone Statewide Communication System.

7.	The $27.2 million increase to the School Facilities Board’s (SFB) original budget is primarily for building renewal grant funding.

The actual expenditures were less than the final budget by $1.2 billion. Of this amount, $156.8 million will continue as legislative multiple fiscal year spending authority for fiscal years 2019 and beyond, depending upon the budgetary guidelines of the Legislature. The remaining $1.1 billion represents the unused portion of the State’s legislatively authorized annual operating budget.

CAPITAL ASSETS AND DEBT ADMINISTRATION

Capital Assets

The State’s investment in capital assets for its governmental and business-type activities as of June 30, 2018 totaled $30.1 billion, net of accumulated depreciation. The total primary government increase in capital assets for the current period was 3%, with a 3% increase in capital assets used for governmental activities and a 6% increase for business-type activities. Depreciation charges of the governmental and business-type activities for the fiscal year totaled $485.6 million.

Major capital asset activity during the current fiscal year included the following:

•	The ADOT started or completed roads and bridges totaling $775.4 million during the fiscal year.

•
The Universities’ additions to capital assets totaled $734.7 million and included increased investments in buildings to support instruction, research, and public service missions, as well as building renewal and other capital projects.

The State manages its roads using the Present Serviceability Rating (PSR), which measures the condition of the pavement and its ability to serve the traveling public. The PSR uses a five-point scale (5 excellent, 0 impassable) to characterize the condition of the roadway. The State’s serviceability rating goal is 3.23 for the overall system. The most recent assessment indicated that an overall rating of 3.57 was achieved for fiscal year 2018.

The State manages its bridges using the Bridge Management System. To comply with federal standards, the State is expected to maintain its bridges to a condition where not more than 10.0% are classified as poor. The State’s most recent assessment indicated that 1.4% of the bridges were so classified for fiscal year 2018.

The State’s most notable and largest highway construction project to date began in fiscal year 2016 and was for the design, construction, and 30-year maintenance of the Loop 202 South Mountain Freeway. The project is a 22-mile, 8 lane freeway that will complete the Loop 202 and Loop 101 freeway system. Right-of-way cost estimates, not contractually committed, brings the total project cost estimate to $2.0 billion, not including financing costs. The project’s completion date is anticipated to occur in late 2019. Actual costs incurred by the ADOT through June 30, 2018 for this project are $1.0 billion.

Long-Term Debt

The State issues no general obligation debt instruments. The Arizona Constitution, under Article 9, Section 5, provides that the State may contract debts not to exceed $350 thousand. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.

Major long-term debt activity during the current fiscal year included the following:

•	The ADOT issued grant anticipation notes for $62.6 million to fund I-40 and I-10 projects in the ADOT’s 5-Year Capital Plan.

•
The Universities issued revenue bonds for $335.0 million to fund the construction or renovation of capital facilities and infrastructure and to refinance existing debt to obtain debt service savings by taking advantage of lower market interest rates. Additionally, the Universities issued $104.4 million refunding COPs to also obtain debt service savings by taking advantage of lower market interest rates.

ECONOMIC CONDITION AND OUTLOOK

The Office of Economic Opportunity within the Arizona Department of Administration is forecasting the State to gain a projected 152,968 jobs, representing annual growth rate of 2.6%, over the two-year projected employment period of 2017 (quarter 3) to the 2019 (quarter 2).

The following budgetary information is based on the State of Arizona’s Fiscal Year 2019 Appropriations Report.

 The State’s fiscal year 2019 General Fund budget reflects projected growth in base revenues of 4.0%. The net revenues are projected to increase from $10.0 billion in fiscal year 2018 to $10.6 billion in fiscal year 2019. General Fund spending is projected to increase from $9.8 billion in fiscal year 2018 to $10.4 billion in fiscal year 2019. The budget includes increased spending for K-12 education changes, increases for Department of Economic Security spending, and increased spending for Department of Corrections. The General Fund fiscal year 2019 cash balance is projected to be a $236 million balance.

The enacted budget’s 3-year spending plan provides estimates of fiscal year 2020 and fiscal year 2021 spending.

The fiscal year 2020 General Fund budget is forecasted to have revenues of $11.0 billion and expenditures of $10.8 billion, with a $188 million balance. After accounting for legislation enacted separately from the budget and technical adjustments, fiscal year 2020 revenues are projected to be $11.0 billion compared to spending of $10.8 billion. The fiscal year 2020 balance is estimated to be $187 million. The structural balance (difference between ongoing revenues and expenditures and excludes onetime adjustments and Budget Stabilization Fund balance) for fiscal year 2020 is estimated to be $45 million. The fiscal year 2020 spending projection includes statutory formula caseload growth and removal of fiscal year 2019 spending categorized as one-time in the fiscal year 2019 budget process. Fiscal year 2020 ongoing revenues are primarily based on a base growth rate of 4.4% as negotiated between the Executive and the Legislature, but also incorporate separately enacted tax law changes. It also reflects new one-time spending, including $49 million in one-time fiscal year 2020 spending to complete SFB school construction projects started in fiscal year 2019 and start SFB projects projected to start in fiscal year 2020 and another year of $65 million of funding for teacher pay raises that will be funded from an ongoing funding source starting in fiscal year 2022. The fiscal year 2021 General Fund budget is forecasted to have revenues of $11.4 billion and expenditures of $11.3 billion, with a $102 million balance. After accounting for separately enacted legislation and technical adjustments, fiscal year 2021 revenues are projected to be $11.4 billion compared to spending of $11.3 billion. The fiscal year 2021 budget is estimated to have a $102 million balance. The structural balance for fiscal year 2021 is estimated to be $2 million. The fiscal year 2021 spending includes statutory formula caseload growth and removal of one-time fiscal year 2020 spending. Fiscal year 2021 ongoing revenues reflect a negotiated base growth rate of 4.4%, further adjusted for previously enacted tax law changes. It also reflects new one-time spending, including $27 million to complete SFB school construction projects projected to start in fiscal year 2020 and the final year of $65 million of funding for teacher pay raises that will be funded from an ongoing funding source starting in fiscal year 2022.

STATE RETIREMENT SYSTEM

Retirement Benefits

The State contributes to four separate pension plans for the benefit of all full-time employees and elected officials.

The Arizona State Retirement System (“ASRS”), a cost-sharing, multiple employer defined benefit plan, has reported increases in its unfunded liabilities.

The Board of ASRS adopts annual contribution rates for the system. For the year ended June 30, 2018, active plan members were required by statute to contribute at the actuarially determined rate of 11.50 percent (11.34 percent for retirement and 0.16 percent for long-term disability) of the members’ annual covered payroll. The State was also required by statute to contribute at the actuarially determined rate of 11.50 percent (10.90 percent for retirement, 0.44 percent for health insurance premium, and 0.16 percent for long-term disability) of the members’ annual covered payroll. For fiscal year 2019, active plan members actuarially determined contribution rate is 11.80 percent (11.64 percent for retirement and 0.16 percent for long-term disability) of the members’ annual covered payroll. The State is also required to contribute at the actuarially determined rate of 11.64 percent (11.18 percent for retirement, 0.46 percent for health insurance premium, and 0.16 percent for long-term disability) of the members’ annual covered payroll.

The Arizona Public Safety Personnel Retirement System (“PSPRS”), an agent multiple-employer defined benefit plan that covers public safety personnel who are regularly assigned to hazardous duties, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities. The effect of the increase in the PSPRS’s unfunded liabilities is expected to result in increased contributions by the State and its employees. However, the specific impact on the State, or on the State’s and its employees’ future annual contributions to the PSPRS, cannot be determined at this time.

For the year ended June 30, 2018, active PSPRS members were required by statute to contribute 7.65 to 11.65 percent, as applicable, of the members’ annual covered payroll and the participating State agencies were required to contribute at the actuarially determined rates for their portion of the plan of 9.00 to 104.71 percent, as applicable, the aggregate of such employee and employer contributions being the total actuarially required amount. For the fiscal year ending June 30, 2019, active PSPRS members were required by statute to contribute 7.65 to 11.65 percent, as applicable, of the member’s annual covered payroll and the participating State agencies were required to contribute at the actuarially determined rates for their portion of the plan of 9.00 to 106.41 percent, as applicable, the aggregate of such employee and employer contributions being the total actuarially required amount. The health insurance premium portion of the contribution rate was included in the actuarially determined rates previously stated for participating State agencies.

The Corrections Officers Retirement Plan (“CORP”) is a multiple-employer defined benefit  plan  that covers certain State employees whose primary duties require direct inmate contact, for which the Arizona State Legislature establishes and may amend active plan members’ and the State’s contribution rates. The CORP has reported increases in its unfunded liabilities. The effect of the increase in the CORP’s unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State’s and its employees’ future annual contributions to the CORP, cannot be determined at this time.

For the year ended June 30, 2018, active CORP members were required by statues to contribute 7.96 to 8.41 percent of the members’ annual covered payroll, and the participating State agencies were required to contribute at the actuarially determined rates for their portion of the plan of 19.31 to 31.03 percent, as applicable, the aggregate of such employee and employer contributions being the total actuarially required amount. The health insurance premium portion of the contribution rate was included in the actuarially determined rates previously stated.

The Elected Officials Retirement Plan (“EORP”), a cost sharing multiple-employer defined  benefit  plan that covers State elected officials and judges, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities. The EORP is governed by the same Board of Trustees that manages the PSPRS plan. As of January 1, 2014 EORP is closed to new members. Pursuant to Arizona statute, the annual contribution for active members of EORP is 7.00 or 13 percent of the members’ annual covered payroll, as applicable. Although the actuarially determined employer contribution rate for the year ended June 30, 2019 is 162.63 percent of covered payroll, pursuant to current State law participating EORP employers are required to annually contribute 61.50 percent of covered payroll for elected officials and eligible judges. This amount is distributed to EORP, the Elected Officials Defined Contribution Retirement System (EODCRS) and the Arizona State Retirement (defined benefit) System (ASRS), depending on the retirement program in which each eligible employee participates. As a percent of covered payroll, the employer contribution rate, by statute, for EODCRS participating members is 6.00 percent; the employer contribution rate for ASRS participating members is 11.80 percent (11.64 percent for retirement and 0.16 percent for long-term disability) for the year ended June 30, 2019; and all remaining employer contributions, up to 61.50 percent of the covered payroll of all elected officials and eligible judges, are remitted to EORP. The EORP employer contribution is additionally funded each year with designated state and county court fees and a $5,000,000 appropriation from the State general fund.

It should be noted that Senate Bill 1609, which was passed by the State Legislature in 2011, increased member contribution rates in PSPRS and in EORP over a four-year period. It also added conditions to future benefit increases for benefit recipients.  However, those provisions faced a legal challenge in Hall vs. EORP.  A Superior Court ruling declared both provisions to be unconstitutional, and that decision was upheld by the Arizona Supreme Court. Based on that opinion, member contribution rates for certain active members had to be reduced back to their pre-SB 1609 levels, and refunds for contributions made at the higher rates were made in fiscal years 2017 and 2018. Likewise, some retirees received additional increases in their pensions in fiscal year 2018.

The Government Accounting Standards Board adopted Statement Number 68, Accounting and Financial Reporting for Pensions (“GASB 68”), which, beginning with fiscal years starting after June 15, 2014, requires cost- sharing employers to report their “proportionate share” of the plan’s net pension liability in their government-wide financial statements. GASB 68 also requires that the cost-sharing employer’s pension expense component include its proportionate share of the plan’s pension expense, the net effect of annual changes in the employer’s proportionate share and the annual differences between the employer’s actual contributions and its proportionate share. Additionally, GASB 68 requires agent-employers to report their plan’s net pension liability in their government-wide financial statements, along with pension expense reported for changes in components of the net pension liability. The State’s employees participate in the several pension plans provided by the State, and both the State and each covered employee contribute to the State plans. As of June 30, 2017, the State reported the following liabilities for its proportionate shares of its net pension liabilities under the specified plans: ASRS - $3.5 billion; PSPRS - $926.0 million; CORP - $805.1 million; EORP - $306.1 million; and Universities’ Defined Contribution Plan - $39.9 million

Other Post-Employment Benefits

The Government Accounting Standards Board adopted Statement Number 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions (“GASB 75”), which, beginning with the fiscal year starting after June 15, 2017, requires single agent employers to report their plan’s net Other Post-Employment Benefits (“OPEB”) liability in their government-wide financial statements, along with OPEB expense reported for changes in components of the net OPEB liability.

State employees, their spouses and survivors may be eligible for certain retiree health care benefits under health care programs provided through the State. Employees on long-term disability and their spouses may also qualify for retiree health care benefits through the State. It is expected that substantially all State employees that reach normal or early retirement age while working for the State will become eligible for such benefits. Currently, such retirees may obtain the health care benefits offered by the State by paying 100 percent of the applicable health care insurance premium available to all participants, whether retired or not, in the State’s health care program. The State makes no payments for OPEB costs for such retirees. Even though the retirees are paying 100 percent of the insurance premiums, premium rates are based on a blend of active employee and retiree experience, resulting in a contribution basis wich is lower than the expected claim costs for retirees only, which results in an implicit subsidization of retirees by the State under GASB 75.

The State commissioned an actuarial valuation of the OPEB costs associated with the health care programs available to retirees through the State in order to meet the requirements of GASB 75. Based on that valuation, the financial impact to the State was $846.8 million as of June 30, 2018.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments

APPENDIX C

ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Colorado (“Colorado” or the “State”).  The sources of payment for Colorado municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities.  This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Focus Colorado: Economic and Revenue Forecast dated May 12, 2020 prepared by the Colorado Legislative Council Staff Economics Section, and other reports prepared by state government and budget officials and statements of issuers of Colorado municipal obligations, as available on the date of this Statement of Additional Information.  Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events and that occurred since the date of the most recent publicly available report.

COVID-19 Pandemic

In December 2019, a novel strain of coronavirus known as COVID–19 (“COVID–19”) began spreading throughout the world and has been characterized by the World Health Organization as a pandemic disease.

COVID–19 is currently affecting State, local, national and global economic activity (including increasing public and private health emergency response costs and reducing sources of State and local revenues) and consequently is expected to materially adversely impact the financial condition of the State.

Information presented in this appendix generally predates the outbreak of COVID-19 and should be considered in light of the possible or probable negative effects the COVID-19 pandemic may have on the current and future finances, operations and economy of the State.

General Profile

Colorado became the 38th state of the United States of America when it was admitted to the union in 1876. Its borders encompass 103,718 square miles of the high plains and the Rocky Mountains, with elevations ranging from 3,315 to 14,433 feet above sea level. The current population of the State is approximately 5.8 million. The State’s major economic sectors include agriculture, professional and business services, manufacturing, technology, tourism, energy production and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate and other services.

Economic Outlook

The following discussion is based on the Economic and Revenue Forecast dated May 12, 2020 prepared by the Colorado Legislative Council Staff Economics Section.

Global, U.S., and Colorado economies faced a severe drop in economic activity in early 2020 as countries spanning the globe enacted strict measures to slow the rapid spread of the disease caused by the novel coronavirus (COVID-19). Swift and sweeping actions, including business closures, travel restrictions, and stay-at-home orders crippled business activity, disrupted the global supply of goods and services, and stunted consumer spending. In the U.S. and Colorado, these restrictions generally began in late March, reaching into early May.

With the relaxation of these restrictions, economic activity is slowly coming back to life. Yet, the extent of the economic damage and the duration of phased reopening remains unknown. The economic landscape continues to evolve as businesses dramatically shift workflows, households reevaluate their finances, and federal, state, and local governments seek new policies to both reopen economically while at the same time tempering the spread of COVID-19.

The global oversupply of crude oil, met with the more recent COVID-19-related plummet in fuel demand, has sent crude oil prices to unprecedented lows. As the U.S. oil and gas industry contracts, upstream and downstream industry impacts are mounting, compounding the impacts of the COVID-induced recession.

Federal aid, federal loan programs, and additional monetary policy easing will offer relief and liquidity to households, businesses, and state and local governments. Even with this support, the Colorado and U.S. economies will contract in 2020 at rates more severe than those experienced during the Great Recession.

The shape of recovery. Economists often reference the alphabet to describe the “shape” and strength of an economic recovery. The letters “V” (strong and rapid rebound), “U” (more protracted recession and longer recovery), and “W” (double-dip recession) are used as the common alphabet of business cycles.

The current recession and recovery, however, may require a new vernacular, as the exceedingly sharp drop in economic activity has been unparalleled in recent history. A sharp decline that began in the first quarter of 2020 is expected to deepen significantly in the second quarter, reflecting shutdown orders that spanned most states. Phased reopening is expected to give way to a gradual rise in economic activity through the remainder of the calendar year. Yet, the effects of the shutdown will continue to ripple through the economy well into the future. Many but not all workers furloughed or laid off during the shutdown will regain employment as some businesses downsize or fail to reopen. Ongoing uncertainty and health-related concerns, combined with the economic blow of the shutdown, will constrain business investment, consumer activity, and the strength of the job market throughout 2020 and well into 2021.

Risks to the economic outlook. The location and extent of future COVID-19 outbreaks, the discovery and distribution of an effective vaccine or therapeutic, and future public health actions present unknowns that will play a central role in the economic recovery. This forecast assumes that an effective vaccine will not be available for a year to 18 months, necessitating ongoing social distancing restrictions. Gradual easing of the pervasive and strict March and April restrictions is expected, with more targeted localized interventions in areas facing outbreaks. Widespread closures are not assumed in this forecast, but are possible and could result in a more prolonged or protracted recession.

Near-term containment of COVID-19 and/or more rapid development of a vaccine or other treatment pose upside risks to the outlook. Additional federal fiscal stimulus and a rise in crude oil prices pose additional upside risks. Finally, the nation and Colorado are just beginning to reopen after several weeks of shuttered business and consumer activity. The vibrancy of economic activity could resume at a stronger pace than forecast, with more limited ripple effects from the shutdown and a more robust rebound in economic growth.

Outlook for Economic Activity by Major Component

The most commonly cited estimate of total economic activity in the U.S. is real gross domestic product (GDP), an estimate of the inflation-adjusted value of final goods and services. Advance data from the U.S. Bureau of Economic Analysis suggests that U.S. GDP declined at an annualized rate of 4.8 percent in the first quarter of 2020, ending the longest U.S. economic expansion on record. The first quarter contraction reflects the start of statewide shutdowns intended to curb the spread of COVID-19 as well as spillover effects from shutdowns elsewhere, particularly China. With shuttered businesses and schools, and curbed travel, consumer spending and business investment deteriorated. More prominent declines are expected in the second quarter of the year, reflecting shutdowns throughout April and into early May, with a phased approach to reopening. Real GDP is expected to rebound in the second half of the year, yet remain constrained as businesses and consumers respond to the effects of the shutdown and ongoing uncertainty.

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Real U.S. GDP is expected to decline 5.6 percent in 2020 as it endures and begins to recover from a contraction during the first half of the year. The rate of decline is more than twice that experienced during the Great Recession. Economic activity is expected to expand 4.8 percent in 2021 and rise an additional 3.8 percent in 2022.

Even after reopening, consumer spending will remain subdued. Consumer spending, as measured by personal consumption expenditures and accounting for more than two-thirds of total economic output, dropped at an annualized rate of 7.6 percent in the first quarter of the year, the steepest plunge since the second quarter of 1980. Although spending on nondurable products, such as food, cleaning products, and paper products, jumped 6.9 percent from the prior quarter, expenditures on big-ticket items such as cars, home appliances, and furniture dropped by 16.1 percent. In addition, cancelations of sporting events, mandatory restaurant shutdowns, and suspensions of non-essential services such as elective medical procedures and visits to salons resulted in a decline of 10.2 percent on spending of services in the first quarter of the year, the steepest drop for this category in almost 70 years. The sharp halt to consumer activity is expected to continue into the second quarter of the year amid ongoing shutdowns and phased reopening, before rebounding in the second half of the year. However, job losses, wage cuts, health concerns, and ongoing uncertainty will restrain consumer spending throughout 2020.

Amid uncertainty and profit losses, business investment will falter. A slowing global economy and trade uncertainty had already created challenges for many U.S. businesses before the spread of COVID-19 to the U.S. The impact of COVID-19-related closures is not yet well known as surveys struggle to keep up with rapidly changing economic circumstances. The shutdown has pushed cash flow dependent industries to the brink of collapse. Bankruptcies are likely in the retail and leisure and hospitality sectors, and many businesses will not reopen their doors. While some industries were more affected than others, none have been untouched.

In the first quarter of 2020, total gross domestic business investment fell by 5.6 percent after declining by 6.0 percent in the previous quarter. Business shutdowns and slowdowns have added to uncertainty and forced many companies to reevaluate their expectations and capital expenditures. Investment in business equipment plunged by 15.2 percent in the in the first quarter of the year, while spending on nonresidential construction projects dropped by 8.6 percent over the same period. Spending on residential housing jumped by an impressive 21 percent in the quarter, reflecting increased home improvement activities at the start of the shutdown. Business investment will deteriorate further in the second quarter of the year, reflecting shutdowns extending into May, and ongoing business uncertainty. A rebound is expected in the second half of 2020.

Low demand and supply disruptions will saddle import and export activity. In the first quarter of 2020, U.S. exports declined by 8.7 percent, while imports dropped by a notable 15.3 percent over the same period. The fall in both imports and exports reflect the supply-side constraints from shutdowns across the globe. Coupled with supply disruptions, shutdowns have prompted a precipitous drop in global demand for goods. Further, travel restrictions have brought the export of services to a standstill. These disruptions will continue well into 2020.

Federal stimulus will partially offset declines in GDP. Government spending was relatively flat in the first quarter of the year but is expected to rise in the near-term with the largest injection of federal stimulus in U.S. history. The federal Families First Coronavirus Response Act and Coronavirus Aid, Relief, and Economic Security Act (CARES) Act are projected to inject about $2 trillion in stimulus between 2020 and 2025. The Families First and CARES Acts include direct payments to households, expanded and extended unemployment insurance benefits, business assistance, health and education spending, and tax cuts to households and businesses.

The vast majority of this stimulus will be spent in 2020 and 2021. Based on stimulus estimates and economic projections from this forecast, the stimulus accounts for 8.5 percent of total GDP in 2020 and 2.3 percent of economic activity in 2021. Even with the unprecedented stimulus, the U.S. economy is still projected to contract at higher rates than experienced during the Great Recession.

State and local government spending is expected to decline in spite of federal aid. Federally and state-funded assistance programs, including unemployment insurance, Medicaid, and food assistance, will rise in 2020 with the sharp jump in joblessness. Federal assistance and loan support to state and local government is expected to allow for continued state and local administration of these programs to meet elevated demand.

Yet, state and local governments are expected to face significant revenue declines in 2020, reflecting the abrupt drop in economy activity associated with significant drops in tax collections across most major revenue streams. These declines will result in a pull-back in spending across major state and local government programs, such as education and transportation, in order to meet balanced budget requirements. Barring additional federal aid to offset revenue shortfalls, sizable reductions in state and local government spending are likely to pose a drag on GDP beginning in the second half of 2020.

How will Colorado fare relative to the nation? Like the nation, Colorado is expected to see a significant decline in economic activity in 2020 based on COVID-19-related business closures and stay at home orders. Additionally, the collapse in crude oil prices will stem growth in energy and related activity, constricting economic growth further. Colorado’s industry composition in general shows similarities with the nation as a whole. Yet, Colorado will face unique challenges with a higher energy industry concentration relative to most other states, and a stronger reliance on tourism for many leisure and hospitality industries. These impacts will be felt in some geographic areas of the state more than others. In particular, energy-producing regions and mountain resort communities are expected to be among the hardest hit in the state.

Labor Markets

March and April 2020 labor market indicators for both the U.S. and Colorado are daunting, marking widespread job losses across industries during the shutdown. These indicators will improve in the months ahead as the state and national economies slowly reopen. While many workers will regain employment as businesses reopen, many will not as businesses continue to feel the impact of cautious consumers and ongoing restrictions. Consistent with prior economic downturns, the labor market recovery will lag the economic recovery in the years ahead.

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U.S. nonfarm employment is expected to fall 6.3 percent in 2020 before resuming growth in 2021 at a modest pace of 2.0 percent. After reaching a historic low of 3.7 percent in 2019, the U.S. unemployment rate is expected to rise to 11.3 percent in 2020, and to remain elevated at 7.8 percent in 2021.

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In Colorado, nonfarm employment is expected to decline by 6.1 percent in 2020 before beginning a tepid recovery in 2021 with 1.3 percent growth. The Colorado unemployment rate is expected to increase sharply from 2.8 percent in 2019 to 10.1 percent in 2020, before declining slightly in 2021 to 7.1 percent.

Unemployment has risen sharply. As the COVID-19 pandemic has brought the U.S. and Colorado economies to a standstill, labor market conditions have deteriorated sharply. While under normal conditions changes in unemployment rates are registered well after a recession has officially begun, in the current context, business closures have had an immediate and already-measurable impact on unemployment rates. These impacts are likely to be underestimated in current data given reporting lags. With its high frequency of reporting, weekly initial unemployment claims, or claims filed to establish benefit eligibility, can be considered a reliable leading economic indicator.

The U.S. unemployment rate rose from a historic low of 3.5 percent in February to 4.4 percent in March and 14.7 percent in April. More than 30 million people have filed for unemployment in the U.S. since early March, a historically unprecedented increase which is likewise reflected in statewide unemployment claims.

The statewide unemployment rate, one of the lowest in the nation at 2.5 percent in February, rose to 4.5 percent in March, the 19th highest rate among states and equal to that of New York and Missouri. In Colorado, 365,492 people have filed initial unemployment claims in the seven weeks from the week ending March 21 to the week ending May 2, with a weekly high of 104,217 for the week ending April 11. This compares with 98,727 total initial claims in 2019, and a weekly high of 7,749 initial claims the week of January 9, 2010, in the wake of the Great Recession.

Job losses are widespread. Employment losses at the national and state levels have been concentrated in industries such as accommodation and food services; arts, entertainment and recreation; and other services such as personal care, which were the first to be impacted by mandated closures and social-distancing requirements. Initial unemployment claims in Colorado as a percent of total employment by industry exceed 20 percent for arts, entertainment and recreation as well as accommodation and food services. No industry has been immune, however, as employment losses have been widespread.

The 10,048 new claims filed by workers in professional, scientific, and technical services accounts for only 4.0 percent of employment in the industry, yet this industry was a key driver of job growth through the expansion and could be a bellwether for more chronic impacts from COVID-19 disruptions. As the Safer-at-Home phases of Colorado’s pandemic response are implemented, and local stay-at-home orders are lifted, new unemployment claims are expected to stabilize, and employment to improve, albeit much more slowly than it has declined, as continued health concerns plague the recovery of economic activity.

Personal Income

The COVID-19-related shutdown is reducing household incomes for workers, business owners, and investors, with impacts expected to ripple across the economy throughout the year ahead. The immediate impacts of the crisis have been devastating for workers in the most profoundly affected industries, including travel, leisure and hospitality, and retail trade. However, job losses and wage reductions are weighing on all industries. Expanded unemployment insurance eligibility and benefits under the federal CARES Act and

Families First Act have provided partial wage replacement for many workers who lost their jobs. In addition to workers, businesses owners and investors have also suffered immediate losses in affected industries. Many businesses are not expected to reopen, leaving a lasting impact on the economy and incomes.

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In Colorado, personal income is projected to contract by 5.9 percent in 2020, a more significant contraction than in any year during either of the past two recessions. On average, personal income is expected to increase 2.0 percent in 2021 before rebounding at a stronger pace to grow 6.9 percent in 2022.

Monetary Policy and Inflation

Near-term inflationary pressures are skewed to the downside for most goods and services. Across the economy, the crisis has depleted both aggregate supply and aggregate demand, but weak demand is expected to more than offset the price effects of supply constraints. The oil price crash places significant downward pressure on energy prices and the transportation component of prices for most goods. Potential for processing plant closures poses intermittent upside risk to food prices while the spread of the coronavirus continues.

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Headline inflation for U.S. urban consumers is expected to rise 1.1 percent in 2020 and 1.9 percent in 2021. Similarly, headline inflation in the Denver-Aurora-Lakewood combined statistical area is forecast at 1.2 percent in 2020 and 1.7 percent in 2021.

Leveraging new and existing tools of monetary policy. The Federal Reserve is utilizing its broad arsenal of monetary policy tools in order to counteract the degree and extent of economic damage. At emergency meetings in March, the Federal Open Market Committee (FOMC) voted to reduce the target range for the federal funds rate to between 0.00 percent and 0.25 percent. Interest rates are expected to remain at lower bound levels through the current forecast period.

In order to reduce longer-term interest rates, the Fed initiated a new round of asset purchases, or “quantitative easing.” As of April 29, the Fed’s portfolio was measured at $6.7 trillion, up from $4.2 trillion in late February. Through April, most additional purchases were of U.S. Treasury securities, though the Fed announced plans to purchase additional mortgage-backed securities as well. The recent $2.5 trillion infusion represents nearly 12 percent of nominal U.S. GDP for 2019. Quantitative easing is intended to allow banks to keep ample credit available to prospective borrowers at appropriately low interest rates.

In addition to keeping interest rates low, the Fed is providing direct credit facilities to businesses and state and local governments in conjunction with the federal CARES Act. The largest of these lending programs are:

•	primary and secondary market corporate credit facilities, which together are authorized to purchase up to $750 billion in corporate debt;

•	the Main Street Lending Program, through which the Fed is authorized to purchase up to $600 billion in debt to support small and medium-sized businesses; and

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the municipal liquidity facility, through which the Fed is authorized to purchase up to $500 billion in short-term debt from states, counties with populations of 500,000 or more, and municipalities with populations of 250,000 or more.

Energy Markets

Energy industry activity collapsed in recent months, led by historically low crude oil prices that defied logical expectations. The crude oil industry is faced with twin supply and demand shocks, resulting in an unprecedented drop in prices and storage nearing full capacity. Oil production in the U.S. has begun to decline, with natural gas production falling in tandem. With oil prices hovering around $20 per barrel, intermittently plunging to near zero, and supply exceeding demand during the shutdown, recovery will depend on how quickly businesses reopen and the extent to which consumer travel activity resumes.

At the beginning of March, Saudi Arabia and Russia flooded the global market with oil, causing prices to drop 24 percent overnight. As COVID-19 shutdowns went into effect across the world, demand for gasoline and jet fuel declined precipitously and has yet to recover. Forecasts for oil prices vary but generally peg West Texas Intermediate crude oil at around $30 per barrel during 2020 before increasing to around $40 per barrel in 2021. A slow recovery in prices is expected as crude oil stocks are up 12.1 percent year-over-year in the U.S. as of the week of April 24 and most shutdowns are still largely in place. More efficient firms with lower per barrel breakeven prices and those with price hedges through at least 2020 stand to fare better through this crisis; however, many firms are overleveraged and may be forced into bankruptcy.

Low demand will continue to plague prices, in spite of production cuts. Production cuts of up to 20 percent of global oil demand were agreed upon by OPEC+, and U.S. production has already started to decline in response to the fall in demand. The U.S. Energy Information Agency (EIA) projects that U.S. oil production will fall 3.8 percent in 2020 and 5.6 percent in 2021 over year-ago levels. The Baker Hughes rig count for Colorado fell by over 60 percent since the beginning of March, leaving just 8 rigs as of May 1. Demand is not expected to recover until the end of 2021, with prices and production expected to follow suit. Since transportation uses comprise about 60 percent of oil use, any rebound will be contingent upon workers resuming commutes, air travelers’ comfort with flying, and the resumption of commercial and trade activity. Natural gas production will fall in concert with oil production until demand ticks back up during the winter, pushing prices up toward the end of 2020.

Real Estate and Construction Activity

The U.S. and Colorado residential real estate markets started this year off strong, as a strong labor market, low mortgage rates and slower price appreciation boosted home sales and new homebuilding across many areas in the country. Housing indicators in April are expected to show an abrupt slowdown in sales and inventories as shelter-in-place and shutdown restrictions hampered the ability to show homes to potential buyers, prompting many sellers to remove their home listings. As economies reopen, the residential housing market is expected to improve and remain relatively stable as tight inventories and low mortgage rates are expected to support the market in spite of economic uncertainty.

In addition to the slowdown in sales, new residential construction activity has also faltered, in particular for multi-family housing. Many developers are rethinking plans in light of COVID-19-related restrictions and economic uncertainty. As a result, construction activity is expected to fall to lower levels in 2020 and 2021.

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Colorado housing construction activity, as measured by residential construction permits, will drop by 15,800 permits, or 41.0 percent, from 2019, as ongoing uncertainty and restrictions pause activity. In 2021, the number of new housing permits is expected to pick up again as low inventory, mortgage rates, and pent-up demand bolster the market.

Nonresidential construction activity and commercial real estate are expected to be hit hard. Construction has been exempt from city and state stay-at-home orders and work has continued on current projects. However, the pandemic is expected to affect the industry starting in the second quarter of the year as companies demand less space and future planned developments are delayed. In addition, public outlays have been the main driver for U.S. nonresidential construction activity over the past several years. In March 2020, spending on public nonresidential construction was up 7.8 percent from the same month one year ago, while private spending was down 1.8 percent over the year. The COVID-19 crisis is expected to strain state and local governments, which have already suspended many impending projects in some areas in the country.

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The value of nonresidential construction starts in Colorado is expected to drop in 2020 and 2021, declining by 21.0 percent and 16.6 percent, respectively, as many industries hold off on new construction projects in an uncertain economic climate.

Global Economy and International Trade

As COVID-19 shutdowns occur across the globe, few economies and supply chains remain unaffected. Prior to the outbreak of the virus, both advanced and emerging and developing economies were strained by slow growth and already near-zero or negative interest rates, along with ongoing trade tensions between the world’s two largest economies. Global economic growth is on pace in 2020 to experience the deepest decline in decades.

A global recession. The International Monetary Fund projects global growth will contract by 3.0 percent during 2020, driven by a faster 6.1 percent contraction in advanced economies, which have been most impacted by COVID-19 to date. Emerging and developing economies are forecast to contract by 1.0 percent during 2020 with negative growth in all regions except Asia. The following year is expected to see a robust rebound in growth to 5.8 percent across the globe, reflecting a broad-based uptick in activity in both advanced and emerging and developing economies. Countries reliant on the oil and gas sectors are likely to see slower rebounds in economic activity, as low oil prices are expected to persist, dampening the outlook for the industry even beyond 2021.

Global supply disruptions will change trade patterns. The often-abrupt countrywide shutdowns left little time to plan for the widespread disruption to supply chains and international trade. After years of strong growth, trade in goods last year saw a modest decline with the implementation of retaliatory tariffs by the U.S. and China. Total U.S. exports saw their largest month-over-month decline in March since the Great Recession, falling by almost 10 percent from February. The World Trade Organization projects a decline in global trade of between 12.9 and 31.9 percent in 2020, reflecting the significant uncertainty over the trajectory of the virus and how quickly countries will be able to recover. U.S. exports may see additional headwinds. The U.S. dollar has gained in value against other currencies as skittish investors have rushed to safe haven investments. During 2021, a recovery of over 20 percent growth is expected, as renewed demand bolsters manufacturing activity and spending on consumer goods.

Agriculture

COVID-19 has significantly dampened the outlook for agricultural producers, who are already in the midst of a prolonged industry downturn. COVID-19-related slowdowns at meatpacking facilities across the country have created supply chain bottlenecks, compounding demand shortfalls due to the closing of schools and restaurants. Prices for most major farm commodities, including hogs, ethanol, cattle, milk, corn, soybeans, and wheat, have declined. Both demand and supply conditions in the months ahead are likely to continue to weigh on agricultural commodity prices. Prior to the emergence of global economic developments related to COVID-19, growth in farm lending continued to show signs of slowing. The stability of farm real estate values and the financial strength of farm banks may be key sources of support for agriculture in the coming months. Much of the near-term economic outlook is dependent on the trajectory of COVID-19, which shows recent signs of spreading more into rural areas.

Livestock industries are facing new challenges. Livestock is a key sector at risk for continued COVID-19-related economic distress. Production of poultry, beef, and pork has already slowed as a key link in these supply chains, meatpacking plants, has proven especially vulnerable to the pandemic. Virus outbreaks have led to temporary closures, including of one plant in Greeley. Other plants face labor shortages; and many have had to slow production to maintain safer distances between workers. While bottlenecks in meatpacking are amplified for the more concentrated and vertically integrated poultry and pork industries, cattle producers are also feeling the impacts, as cattle pile up on ranches and in feedlots. In the near term, ongoing supply chain disruptions are likely to continue to depress cattle prices, while contributing to shortages of some meat cuts, especially ground beef, along with higher retail prices for consumers.

Weather conditions cloud the outlook. The impacts of the pandemic have been compounded by poor weather conditions in some parts of the state. A late deep freeze on the Western Slope in April led to an almost complete loss of the key crops grown there, including peaches, apples, apricots, pears, and cherries, the impacts of which are expected to reverberate statewide in the coming months.

Summary

The impacts of the COVID-19 pandemic and the related public health response of the past two months have been widespread, leaving no part of the U.S. and Colorado economies untouched. Economic activity began a steep decline in the first quarter of 2020 and is expected to deepen significantly in the second quarter, reflecting the impacts of the COVID-19-related business closures, stay-at-home orders, and travel restrictions. Phased reopening will give rise to a recovery throughout the remainder of the calendar year—though ongoing restrictions, health concerns, and uncertainty will constrain growth. Additionally, some business closures and job losses will be permanent, leaving a lasting mark on economic activity.

Unprecedented federal stimulus and monetary policy have helped to stabilize and soften the economic impact of shutdowns. Yet, the strength of the recovery remains uncertain and dependent on effective means to isolate and contain COVID-19.

Risks to the Forecast

Several factors could result in either stronger or weaker economic activity than forecast.

Downside. In addition to the near-term risks and uncertainty posed by the impacts of COVID-19, the shutdown and current downturn may compound existing vulnerabilities in the financial system and economy. This may result in a slower than expected recovery. Existing vulnerabilities include high levels of corporate debt that pose risks to the financial system, and gaps in workforce skills and training as well as income inequalities that will constrain the labor market and consumer activity across a significant share of U.S. households. Additionally, the fiscal health of state and local governments threatens to prolong the downturn, as it did during the Great Recession. The most sizeable downside risk, however, is a resurgence of COVID-19, necessitating a return to shutdown orders.

Upside. Several factors could result in a faster than expected recovery. COVID-19 may be contained or a vaccination or other treatment distributed more quickly than expected, resulting in a rapid return to pre-recessionary economic activity. Additional federal stimulus could further soften the impact of the recession on businesses and state and local governments, stabilizing and boosting job growth. A higher than expected rise in crude oil prices could stem the contraction of oil and gas industry activity. Finally, the dramatic impact of the global pandemic, shutdown, and recession has resulted in new ways of thinking about business activity. The technological and other innovations that will emerge from this shift may offer new ideas and tools, boosting business and job prospects in the years to come.

STATE FINANCIAL INFORMATION

The State Treasurer

The State Constitution provides that the State Treasurer is to be the custodian of public funds in the State Treasurer’s care, subject to legislative direction concerning safekeeping and management of such funds. The State Treasurer is the head of the statutorily created Department of the Treasury (the “State Treasury”), which  receives  all State  moneys collected  by or  otherwise  coming  into  the hands of any officer, department, institution or agency of the State (except certain institutions of higher education). The State Treasurer deposits and disburses those moneys in the manner prescribed by law. Every officer, department, institution and  agency  of  the  State  (except  for  certain  institutions  of higher education) charged with the responsibility of collecting  taxes,  licenses,  fees  and  permits  imposed by law and of collecting or accepting tuition, rentals, receipts  from the sale of property  and  other moneys accruing to the State from any source is required to transmit those moneys to the State Treasury under procedures prescribed by law or by fiscal rules promulgated by the Office of the State Controller. The State Treasurer and the State Controller may authorize any department, institution or agency collecting or receiving State moneys to deposit such moneys to a depository to the State Treasurer’s credit in lieu of transmitting such moneys to the State Treasury.

The State Treasurer has discretion to invest in a broad range of interest bearing securities described by statute.  All interest derived from the deposit and investment of State moneys must be credited to the General Fund unless otherwise expressly provided by law.
Taxpayer’s Bill of Rights

General. Article X, Section 20 of the State Constitution, entitled the Taxpayer’s Bill of Rights and commonly known as “TABOR,” imposes various fiscal limits and requirements on the State and its local governments, excluding “enterprises,” which are defined in TABOR as government-owned businesses authorized to issue their own revenue bonds and receiving less than 10% of their annual revenues in  grants from all State and local governments combined. Certain limitations contained in TABOR may be exceeded with prior voter approval.

TABOR provides a limitation on the amount of revenue that may be kept by the State in any particular Fiscal Year, regardless of whether that revenue is actually spent during the Fiscal Year. This revenue limitation is effected through a limitation on “fiscal year spending” as discussed hereafter. Any revenue received during a Fiscal Year in excess of the limitations provided for in TABOR must be refunded to the taxpayers during the next Fiscal Year unless voters approve a revenue change.

TABOR also requires prior voter approval for the following, with certain exceptions: (i) any new State tax, State tax rate increase, extension of an expiring State tax or State tax policy change directly causing a net revenue gain to the State; or (ii) the creation of any State “multiple fiscal year direct or indirect ... debt or other financial obligation.”

TABOR further requires the State to maintain an emergency reserve equal to 3% of its fiscal year spending (the “TABOR Reserve”), which may be expended only upon: (i) the declaration of a State emergency by passage of a joint resolution approved by a two-thirds majority of the members of both houses of the General Assembly and subsequently approved by the Governor; or (ii) the declaration of a disaster emergency by the Governor. The annual Long Appropriation Bill (the “Long Bill”) designates the resources that constitute the TABOR Reserve, which historically have consisted of portions of various State funds plus certain State real property. The amounts of the TABOR Reserve for Fiscal Years 2019-20 and 2020-21 have been estimated in the OSPB May 2020 Revenue Forecast to be $412.7 million and $384.6 million respectively.

Fiscal Year Revenue and Spending Limits; Referendum C. As noted above, unless otherwise approved by the voters, TABOR limits annual increases in State revenues and fiscal year spending, with any excess revenues required to be refunded to taxpayers. Fiscal year spending is defined as all expenditures and reserve increases except those for refunds made in the current or next Fiscal Year or those from gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards or property tax sales.

The maximum annual percentage change in State fiscal year spending is limited by TABOR to inflation (determined as the percentage change in U.S. Bureau of Labor Statistics Consumer Price Index for Denver, Boulder and Greeley, all items, all urban consumers, or its successor index) plus the percentage change in State population in the prior calendar year, adjusted for revenue changes approved by voters after 1991, being the base year for calculating fiscal year spending. TABOR provides for an automatic decrease in the State fiscal year spending limit when State TABOR revenues decline without a corresponding automatic increase in State fiscal year spending limit when State TABOR revenues increase. This can result in what is commonly referred to as the “ratchet down effect” whenever there is a decline in TABOR revenues. The ratchet down effect occurs because each year’s TABOR limit is calculated based on the lesser of the prior year’s TABOR revenues or the prior year’s TABOR limit. In a year in which the State’s TABOR revenues are below the existing TABOR limit, the lesser amount is required to be used to calculate the following year’s TABOR limit. Unlike this automatic reduction, the only means of increasing the TABOR limit is with the approval of State voters.

The operation of TABOR created State budget challenges in the early years following its passage, and in 2005 several measures were passed by the General Assembly in an effort to address these challenges, including one, designated “Referendum C,” that was submitted to and approved by State voters and thereafter codified as Sections 24-77-1 103.6 and 106.5, C.R.S.  T Referendum C authorized the State to retain and spend any amount in excess of the TABOR limit in Fiscal Years 2005-06 through 2009-10. For Fiscal Years 2010-11 and thereafter, Referendum C created an Excess State Revenues Cap, or “ESRC,” as a voter-approved revenue change under TABOR that now serves as the limit on the State’s fiscal year revenue retention. The base for the ESRC was established as the highest annual State TABOR revenues received in Fiscal Years 2005-06 through 2009-10. This amount, which was determined to be the revenues received in Fiscal Year 2007-08, is then adjusted for each subsequent Fiscal Year for inflation, the percentage change in State population, the qualification or disqualification of enterprises and debt service changes, each having their respective meanings under TABOR and other applicable State law. However, per SB 17-267, the ESRC for Fiscal Year 2018-19 is to be an amount equal to (i) the ESRC for Fiscal Year 2017-18 calculated as provided above (ii) less $200 million. For subsequent fiscal years, the ESRC is to be calculated as provided above utilizing the ESRC for Fiscal Year 2018-19 as the base amount.

SB 17-267 also (i) terminated the Hospital Provider Fee program and implemented the Healthcare Affordability and Sustainability Fee, which fee will be exempt from TABOR as it is collected by an enterprise created by SB 17-267 within the Department of Health Care Policy and Financing; (ii) exempts retail marijuana from the 2.9% State sales tax, which results in less revenue subject to TABOR in Fiscal Years 2018-19 and thereafter; and (iii) extends and expands the income tax credit for business personal property taxes paid, which is projected to reduce income tax collections in Fiscal Years 2018-19 and thereafter, but will be offset in part by the distribution of a portion of the special sales tax on retail marijuana sales to the General Fund on an ongoing basis.

As a result of Referendum C, the State was able to retain various amounts in excess of the previously applicable TABOR limit in Fiscal Years 2005-06 through 2013-14, and no refunds were required because such revenues were below the ESRC. In Fiscal Year 2014-15, TABOR revenues exceeded the TABOR limit and resulted in the State being $150.0 million above the ESRC, thus triggering a TABOR refund. TABOR revenues again exceeded the TABOR limit in Fiscal Years 2015-16 and 2016-17 but were below the ESRC, and in Fiscal Year 2017-18, TABOR revenues exceeded the TABOR limit and resulted in the State being $18.5 million above the ESRC, again triggering a TABOR refund. The OSPB May 2020 Revenue Forecast states that TABOR revenues are not forecasted to exceed the TABOR limit in Fiscal Years 2019-20 and 2020-21.SB 17-267 also changed the TABOR refund mechanisms. Under prior law, the means by which revenues in excess of the ESRC could be refunded to taxpayers included: (i) a sales tax refund to all taxpayers, (ii) the earned income tax credit to qualified taxpayers and (iii) a temporary income tax rate reduction, with the particular refund mechanism used to be determined by the amount that needs to be refunded. Per SB 17-267, beginning with Fiscal Year 2018-19, there is added as the first refund mechanism the amount reimbursed by the State Treasurer to county treasurers in the year of the TABOR refund for local property tax revenue losses attributable to property tax exemptions.

Referendum C also created the “General Fund Exempt Account” within the General Fund, to which there is to be credited moneys equal to the amount of TABOR revenues in excess of the TABOR limit that the State retains for a given Fiscal Year pursuant to Referendum C. Such moneys may be appropriated or transferred by the General Assembly for the purposes of: (i) health care; (ii) public elementary, high school and higher education, including any related capital construction; (iii) retirement plans for firefighters and police officers if the General Assembly determines such funding to  be  necessary; and (iv) strategic transportation projects in the Colorado Department of Transportation Strategic Transportation Project Investment Program.

State Funds

The principal operating fund of the State is the General Fund. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special State fund are required to be credited and paid into the General Fund. The State also maintains a large number of statutorily created special State funds for which specific revenues are designated for specific purposes.

Budget Process and Other Considerations

Phase I (Executive). The budget process begins in June of each year when State departments reporting to the Governor prepare both operating and capital budgets for the Fiscal Year beginning 13 months later. In August, these budgets are submitted to the OSPB, a part of the Governor’s office, for review and analysis. The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. Such decisions are reflected in the first budget submitted in November for each department to the Joint Budget Committee of the General Assembly (the “JBC”), as described below. In January, the Governor makes additional budget recommendations to the JBC for the budget of all branches of the State government, except that the elected executive officials, the judicial branch and the legislative branch may make recommendations to the JBC for their own budgets.

Phase II (Legislative). The JBC, consisting of three members from each house of the General Assembly, develops the legislative budget proposal embodied in the Long Bill, which is introduced in and approved by the General Assembly. Following receipt of testimony by State departments and agencies, the JBC marks up the Long Bill and directs the manner in which appropriated funds are to be spent. The Long Bill  includes:  (i) General  Fund  appropriations, supported  by  general  purpose  revenue  such  as taxes;

(ii) General Fund Exempt appropriations primarily funded by TABOR-exempt or excess TABOR revenues retained under Referendum C; (iii) cash fund appropriations supported primarily by grants, transfers and departmental fees for services; (iv) reappropriated amounts funded by transfers and earnings appropriated elsewhere in the Long Bill; and (v) estimates of federal funds to be expended that are not subject to legislative appropriation. The Long Bill usually is reported to the General Assembly in March or April with a narrative text. Under current practice, the Long Bill is reviewed and debated in party caucuses in each house. Amendments may be offered by each house, and the JBC generally is designated as a conference committee to reconcile differences. The Long Bill always has been adopted prior to commencement of the Fiscal Year in July. Specific bills creating new programs or amending tax policy are considered separately from the Long Bill in the legislative process. The General Assembly takes action on these specific bills, some of which include additional appropriations separate from the Long Bill. The Long Bill for Fiscal Year 2018-19 (HB 18-1322) was adopted by the General Assembly in April of 2018.

Phase III (Executive). The Governor may approve or veto the Long Bill or any specific bills. In addition, the Governor may veto line items in the Long Bill or any other bill that contains an appropriation.  The Governor’s vetoes are subject to override by a two-thirds majority of each house of the General Assembly. The Long Bill for Fiscal Year 2018-19 was approved and signed by the Governor in April of 2018.

Phase IV (Legislative). During the Fiscal Year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplemental appropriations.  Any supplemental appropriations are considered amendments to the Long Bill and are subject to the line item veto of the Governor.

Revenues and Unappropriated Amounts. For each Fiscal Year, a statutorily defined amount of unrestricted General Fund year-end balances is required to be retained as a reserve (as previously defined, the “Unappropriated Reserve”), which may be used for possible deficiencies in General Fund revenues. Unrestricted General Fund revenues that exceed the required Unappropriated Reserve, based upon revenue estimates, are then available for appropriation, unless they are obligated by statute for another purpose. In response to economic conditions and their effect on estimated General Fund revenues, the General Assembly periodically modifies the required amount of the Unappropriated Reserve.

The OSPB May 2020 Revenue Forecast indicates that the State ended Fiscal Year 2018-19 with reserves of $448.3 million above the Unappropriated Reserve requirement for such Fiscal Year set forth in the foregoing table and will end Fiscal Year 2019-20 with reserves of $635.2 million below the Unappropriated Reserve requirements for such Fiscal Years set forth in the foregoing table. These figures are based on revenue and budget information available when the OSPB May 2020 Revenue Forecast was completed and are subject to change in subsequent OSPB revenue forecasts based on new information on revenue and expenditures.

Expenditures; The Balanced Budget and Statutory Spending Limitation. The State Constitution mandates that expenditures for any Fiscal Year may not exceed available resources for such Fiscal Year. Total unrestricted General Fund appropriations for each Fiscal Year are limited as provided in Section 24-75-201.1, C.R.S. For the Fiscal Years 2009-10 and thereafter, total General Fund appropriations are limited to: (i) such moneys as are necessary for reappraisals of any class or classes of taxable property for property tax purposes as required by Section 39-1-105.5, C.R.S., plus (ii) an amount equal to 5% of Colorado personal income (as reported by the U.S. Bureau of Economic Analysis for the calendar year preceding the calendar year immediately preceding a given Fiscal Year).

Excluded from this appropriations limit are: (i) any General Fund appropriation that, as a result of any requirement of federal law, is made for any new program or service or for any increase in the level of service for any existing program beyond the existing level of service; (ii) any General Fund appropriation that, as a result of any requirement of a final State or federal court order, is made for any new program or service or for any increase in the level of service for an existing program beyond the existing level of service; or (iii) any General Fund appropriation of any moneys that are derived from any increase in the rate or amount of any tax or fee that is approved by a majority of the registered electors of the State voting at any general election.

The limitation on the level of General Fund appropriations may also be exceeded for a given Fiscal Year upon the declaration of a State fiscal emergency by the General Assembly, which may be declared by the passage of a joint resolution approved by a two-thirds majority vote of the members of both houses of the General Assembly and approved by the Governor.

Fiscal Year Spending and Emergency Reserves. Through TABOR, the State Constitution imposes restrictions on increases in fiscal year spending without voter approval and requires the State to maintain a TABOR Reserve. See “Taxpayer’s Bill of Rights” for a discussion of the effects of the State Constitution on the State’s financial operations.

State Budget and Revenue Outlook

The following discussion is based on the Focus Colorado: Economic and Revenue Forecast dated May 12, 2020 prepared by the Colorado Legislative Council Staff Economics Section.

General Fund Budget Overview

FY 2018-19.  Based on the Comprehensive Annual Financial Report released by the Office of the State Controller, the General Fund ended FY 2018-19 with an 11.2 percent reserve, $448.3 million higher than the statutorily required 7.25 percent reserve. Revenue exceeded the Referendum C cap by $428.3 million, resulting in a TABOR refund in FY 2019-20. The TABOR refund obligation is being returned to taxpayers via a temporary income tax rate reduction for tax year 2019 only, in addition to fully funding the senior homestead and disabled veteran property tax exemptions.

FY 2019-20.  The impacts of the COVID-19 pandemic and related economic contraction that began in March will result in a significant decline in General Fund revenue during the last three months of the fiscal year. As a result, the General Fund is expended to end FY 2019-20 with an $895.8 million deficit. This deficit assumes full funding of current law obligations, including the 7.25 percent statutory reserve, and General Fund transfers and appropriations. Appropriation amounts incorporate expenditure impacts from 2020 legislation signed into law to date, including supplemental packages (House Bill 20-1242 through House Bill 20-1249), House Bill 20-1019, House Bill 20-1261, and House Bill 20-1260, the supplemental bill for school finance. Any other legislation enacted during the 2020 session that impacts revenue, expenditures, or transfers in the current fiscal year will change the projected deficit amount. The estimate of the budget deficit does not account for reductions in expenditures resulting from Executive Order D 2020 050, which ordered state agencies to reduce FY 2019-20 expenditures by $228.7 million. Additionally, it excludes revenue received from the state’s share of the Coronavirus Relief Fund created in the federal CARES Act, as this revenue is not credited to the General Fund.

Relative to the March forecast, expectations for the FY 2019-20 year-end balance have been reduced by $900.1 million. The difference primarily reflects downward revisions to General Fund revenue to reflect the impact of COVID-19 on economic activity and revenue collections. Gross General Fund revenue expectations were reduced by $892.8 million with reductions across all major revenue streams.

FY 2020-21 (Unbudgeted).  Based on the current forecast, the General Assembly will face a $3.3 billion, or 25.3 percent, revenue shortfall in FY 2020-21. This amount assumes current law obligations for FY 2020-21, including transfers and rebates and expenditures.  The $3.3 billion shortfall is cumulative over the two-year period of FY 2019-20 and FY 2020-21, and reflects carrying the deficit from the ending balance of FY 2019-20 into FY 2020-21. Any changes made to the budget for FY 2019-20 will carry forward into FY 2020-21. In holding FY 2019-20 appropriations constant, this amount does not account for any additional shortfall resulting from the cost of inflation or caseload growth.

Relative to the March forecast, gross General Fund revenue expectations for FY 2020-21 were reduced by $2.42 billion reflecting the impact of the economic downturn on income and sales tax revenues.

Risks to the Forecast

The events that have unfolded over the past two months have dramatically impacted the economy and state revenue. The economic and health policy landscape continue to evolve and as a result, the General Fund budget faces an uncertain outlook with both upside and downside risks to the forecast. The pace of the economic recovery in Colorado and nationally will heavily influence revenue streams, including income and sales tax revenue. These two sources of revenue have historically accounted for about 95 percent of General Fund revenue.

Longer or repeated periods of reduced economic activity to control the spread of COVID-19 will cause more severe and longer lasting revenue impacts. Conversely, near-term development and distribution of a COVID-19 vaccine, a stronger than expected resumption of economic activity, and additional federal fiscal and/or monetary policy support pose near-term upside risks to the forecast.

TABOR Outlook

FY 2018-19. State revenue subject to TABOR exceeded the Referendum C cap by $428.3 million in FY 2018-19. After accounting for a small outstanding refund obligation attributable to underrefunds of prior TABOR surpluses, the state is obligated to refund $428.5 million in the current FY 2019-20. TABOR refunds are made to taxpayers first via property tax exemptions administered at the county level. The remaining refund obligation triggered a temporary income tax rate reduction for 2019 income taxes on returns filed in 2020. The rate reduction refunds FY 2018-19 revenue that was restricted in the General Fund to pay TABOR refunds, and does not reduce income tax revenue credited to the General Fund for FY 2019-20 or subsequent years.

Forecast for FY 2019-20 through FY 2021-22. State revenue subject to TABOR is expected to fall short of the Referendum C cap in all three years of the current forecast period, and the state will not incur an obligation for TABOR refunds. As a result, no refunds to taxpayers are expected to be made via property tax exemptions or refunds using the income tax form through tax year 2022. The state obligation to reimburse counties for homestead exemptions for FY 2020-21 and FY 2021-22 will be paid from General Fund revenue in those years, rather than restricted prior year TABOR surpluses.

General Fund contributions to transportation. Senate Bill 17-267, which authorized $1.88 billion in certificates of participation (COPs) for transportation projects, requires General Fund appropriations for COP-related lease payments beginning in FY 2018-19. Under current law, these General Fund appropriations are expected to total $100 million annually by FY 2021-22.

Senate Bill 18-001 created one-time General Fund transfers for transportation of $495 million in FY 2018-19 and $150 million in FY 2019-20. These amounts are apportioned to the State Highway Fund, a new Multimodal Transportation Options Fund, and county and municipal governments. Senate Bill 18-001 authorizes 20 years of additional transfers to the State Highway Fund set at $50 million per year beginning in FY 2019-20. Additionally, Senate Bill 19-262 authorized a $100 million transfer to the Highway Users Tax Fund in FY 2019-20 only.

State Education Fund

The Colorado Constitution requires the State Education Fund (SEF) to receive one-third of 1 percent of taxable income. Money in the SEF is required to be used to fund kindergarten through twelfth grade public education. In FY 2019-20, the State Education Fund is expected to receive $629 million as a result of this requirement. Relative to the March 2019 forecast, this May forecast update incorporates reduced expectations for taxable income attributable to COVID-19-related distortions in the economy. As a result, relative to the March 2019 forecast, expectations for this SEF diversion were reduced by $51.1 million in FY 2019-20, and by $143.3 million in FY 2020-21.

In addition to the SEF diversion, the General Assembly has at different times authorized the transfer of additional moneys from the General Fund to the SEF. General Fund transfers to the SEF pursuant to Senate Bill 13-234, which have occurred annually since FY 2013-14, are scheduled to end after FY 2018-19. The 2019 school finance act, Senate Bill 19-246, includes a one-time $40.3 million General Fund transfer to the State Education Fund in FY 2019-20, after which only constitutionally required diversions are scheduled under current law.

Fiscal Policies Dependent on Revenue Conditions

Contingent tax expenditures. Two state tax expenditures are “triggered” by certain state revenue conditions.

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The historic preservation income tax credit is available for tax years 2018 and 2019. The historic preservation income tax credit is available for tax years 2018 and 2019 based on the December 2017 and December 2018 forecasts, respectively. These forecasts expected sufficient revenue to grow appropriations by more than 6.0 percent in FY 2017-18 and FY 2018-19. This credit is repealed beginning tax year 2020.

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Partial refundability of the conservation easement tax credit is available for tax year 2019, but is not expected to be available for tax years 2020, 2021, or 2022. The conservation easement income tax credit is available as a nonrefundable credit in most years. In tax years when the state refunds a TABOR surplus, taxpayers may claim an amount up to $50,000, less their income tax liability, as a refundable credit. Because a TABOR surplus was collected in FY 2018-19, the credit was partially refundable for tax year 2019. This forecast update does not expect a TABOR surplus in each of FY 2019-20, FY 2020-21, and FY 2021-22. Therefore, partial refundablility of the credit is not expected to be available for tax years 2020, 2021, or 2022.

Contingent transfers for affordable housing. House Bill 19-1322 created conditional transfers from the Unclaimed Property Trust Fund (UPTF) to the Housing Development Grant Fund for affordable housing projects. These transfers are continent based on the balance in the UPTF as of June 1 and the Legislative Council Staff June 2021, 2022, and 2023 forecasts. For the fiscal year in which a relevant forecast is published, if revenue subject to TABOR is projected to fall below a “cutoff” amount equal to the projected Referendum C cap minus $30 million dollars, a transfer will be made. The transfer is equal to the greater of $30 million, or the UPTF fund balance. Based on the May 2020 forecast update, a transfer is expected for both FY 2020-21 and FY 2021-22 because revenue is expected to be below the cutoff. However, the June 2021 and June 2022 forecasts will determine the actual amount of this transfer. A forecast is not yet available for FY 2022-23.

General Fund Revenue

This section presents the Legislative Council Staff outlook for General Fund revenue, the state’s main source of funding for operating appropriations.

FY 2019-20. General Fund revenue collections are expected to decrease 7.2 percent during the current fiscal year to total $11.7 billion. Expectations were reduced $892.8 million, or 7.1 percent, relative to the March 2020 forecast. The downward revision is associated with significant downgrades to the economic outlook for the remainder of 2020, including expectations for a deep recession. The March forecast was published before the announcement of a statewide stay-at-home order and closure of nonessential businesses, and did not anticipate the degree of lost consumer spending, wages, and business incomes that have manifested to date. The sudden stop in economic activity will reduce sales tax revenue and individual and corporate income tax revenue to a greater extent than expected in March.

General Fund revenue expectations for FY 2019-20 exclude the amount the state received from the federal government’s Coronavirus Relief Fund under the CARES Act, as this amount was not credited to the General Fund.

FY 2020-21. Revenue collections are expected to fall 11.6 percent further from reduced FY 2019-20 levels and total $10.3 billion. Revenue expectations were reduced $2.4 billion, or 19.0 percent, relative to the March 2020 forecast. The downward revision reflects expectations for a deep economic recession during 2020 that will impact all revenue streams over the entire fiscal year.

FY 2021-22. Revenue is expected to rebound, increasing 13.2 percent in FY 2021-22 to total $11.7 billion. The forecast anticipates growth from low levels as business and consumer activity begin to recover after the recession.

Risks to the forecast. The outlook for revenue remains uncertain in light of the evolving COVID-19 crisis. This uncertainty poses significant upside and downside risks to the General Fund revenue forecast. The pace at which economic activity resumes across the many impacted industries will affect income and sales tax revenue, and longer periods of reduced activity will cause more permanent closures and longer-term economic and revenue impacts. In contrast, development and distribution of a vaccine for the virus pose upside risk, as does additional fiscal and/or monetary policy support from the federal government to businesses, households, and state and local governments. Finally, spring 2020 tax payment deadlines were delayed until July. This change will impact when revenue is collected. Depending on how state accountants implement accrual adjustments for tax payments, more (or less) revenue may be shifted into FY 2019-20 from FY 2020-21. This will not impact the total amount collected over the two year period.

Expiring tax expenditures. This forecast estimates state revenue under current state and federal law. Under current state law, certain tax expenditures available now are scheduled to expire within the forecast period. Where applicable, the forecast includes upward adjustments to revenue projections to account for the expiration of these tax expenditures.

Individual income tax. Individual income tax revenue is the largest source of General Fund revenue; it accounted for just over 60 percent of FY 2018-19 revenue, net of the SEF diversion. Individual income tax revenue is expected to decrease sharply, falling 7.3 percent in FY 2019-20 and 11.8 percent in FY 2020-21, as discussed below.

FY 2019-20. Individual income tax revenue is expected to decline 7.3 percent, or $0.6 billion, to total $7.6 billion. Relative to the March forecast, expectations for individual income tax revenue were reduced by 7.7 percent, consistent with downgrades to expectations for wages and business income during initial months of the COVID-19 crisis.

Income tax revenue will fall with significant decreases in wage withholding and estimated tax payments for the period between March and June 2020. Taxes withheld from paychecks will decline because employers have temporarily suspended operations, or permanently closed, in response to the crisis. Estimated tax payments are made by taxpayers with nonwage income, such as business owners and investors. These payments reflect taxpayer expectations for their tax liability for the full tax year, which have fallen to zero for business owners who expect their businesses to incur losses during 2020.

The outlook for revenue remains uncertain even with actual collections data for ten months of the fiscal year due to the severe economic downturn and changes in the timing of tax payments. Pursuant to Governor Polis’ Executive Orders D 2020 010 and D 2020 040, the following income tax filing and payment deadlines have been extended until July 15, 2020:
•	the deadline to file and pay income taxes for the 2019 tax year, which would otherwise have been April 15, 2020;
•	the deadline to make estimated income tax payments for the first quarter of the 2020 tax year, which would otherwise have been April 15, 2020; and
•	the deadline to make estimated income tax payments for the second quarter of the 2020 tax year, which would otherwise have been June 15, 2020.

Because taxpayers may wait until July to file their returns or make estimated payments, significantly less tax data are available now than at a similar point in a normal fiscal year. This complicates the ability to isolate the revenue impacts of the economic downturn from filing distortions. For example, the Department of Revenue reports that, through April, less than 381,000 individual taxpayers had filed returns with balances due, compared with nearly 614,000 through April 2019. Many income tax payments that would otherwise be made in April or June are being delayed into July, during FY 2020-21. Because these payments reflect economic activity that occurred during FY 2019-20, state accountants will shift them out of FY 2020-21 and into FY 2019-20 by means of an accrual adjustment.

FY 2020-21. Individual income tax revenue is expected to fall 11.8 percent further to total $6.7 billion, consistent with expectations for declining wage, business, and investment income during the fiscal year. Individual income tax revenue for both FY 2019-20 and FY 2020-21 is also expected to decrease as a result of changes in the computation of taxable income under the federal CARES Act, discussed in additional detail below.

For comparison, individual income tax revenue declined 17.9 percent between its peak in FY 2007-08 and its trough in FY 2009-10. This forecast assumes a similar decline of 18.2 percent between FY 2018-19 and FY 2020-21. There are reasons to expect that the current recession could reduce income tax revenue to a larger extent than the Great Recession did. For example, job losses during the present recession have been more immediate and more significant than during the Great Recession. Revenue is falling from tax years 2018 and 2019, when taxpayers accelerated economic activity in order to take advantage of the federal tax cuts enacted in the Tax Cuts and Jobs Act of 2017. Additionally, COVID-related losses are being compounded by a simultaneous collapse in oil prices, which has historically suppressed income tax revenue associated with oil producers and a slew of downstream industries.

The extent of revenue loss will ultimately depend on factors that are unknown at this time, like when normal consumer activity will resume in many industries and whether and when a COVID-19 vaccine can be developed and distributed. Grants and loans provided by the federal government may also ameliorate a portion of the revenue decrease to the extent that they keep businesses from shuttering permanently. For these reasons, the FY 2020-21 forecast contains significant risk to both the downside and the upside.

FY 2021-22. Individual income tax revenue is projected to rebound significantly, rising 17.4 percent to total $7.9 billion. The outlook for FY 2021-22 depends on whether the health and safety concerns expected to limit economic activity have been overcome. This forecast assumes a return to unconstrained economic behavior in FY 2021-22, but even under such a scenario, the recession will have lasting impacts, keeping income tax revenue below FY 2018-19 levels. Depending on the secondary impacts of the recession, and duration and severity of additional actions to contain COVID-19, economic activity may be suppressed for a longer period of time, resulting in income tax revenue below forecast.

CARES Act. President Trump signed the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) into law on March 27, 2020. The CARES Act includes several provisions expected to affect state revenue, of which the largest are:
•	allowing the deduction of “excess” losses by non-corporate businesses that would otherwise exceed a threshold established in the Tax Cuts and Jobs Act of 2017;
•	allowing net operating losses for individuals, estates, and trusts to be carried back for up to five years, and delimiting the amount by which these losses may be used to reduce taxable income;
•	increasing the percentage of business interest income that is tax deductible; and
•	suspending required minimum distributions from retirement funds, allowing some retirees to let their fund balances recover before making distributions and incurring tax liability.

The CARES Act is expected to reduce federal taxable income for tax years 2018 through 2020, thereby reducing Colorado taxable income in each of those years. Taxpayers will be able to amend 2018 and 2019 tax returns in order to benefit from the additional deductions, which will reduce state income tax revenue when the amended returns are processed and a portion of taxes are refunded to taxpayers. Across all provisions, the CARES Act is preliminarily assessed as reducing Colorado individual income tax revenue by $121 million for FY 2019-20 and $135 million for FY 2020-21; these estimates are subject to change as more information becomes available.

TABOR refund mechanism. The FY 2018-19 TABOR surplus triggered a temporary income tax rate reduction for tax year 2019. This TABOR refund mechanism temporarily reduces the state income tax rate from 4.63 percent to 4.50 percent for one year only. The rate reduction refunds revenue collected during FY 2018-19 that has been restricted in the General Fund to pay refunds required in FY 2019-20.

Corporate income tax. After reaching record levels in FY 2018-19, corporate income tax revenue will decline in each of the next two fiscal years. In FY 2018-19, corporate income tax revenue totaled $919.8 million, the highest level of collections in the state’s history. Revenue growth was primarily driven by a strong economy, federal tax law changes that took effect in 2018, and a large audit concluded by the Department of Revenue in 2019.

Corporate income tax revenue is expected to drop by 21.4 percent to $722.9 million in FY 2019-20 and decline by an additional 38.1 percent to $447.6 million in FY 2020-21 as the global economic shock caused by the COVID-19 pandemic and steep declines in oil prices ripple through the economy and manifest in reduced payments.

Corporate income tax revenue is volatile, and the revenue stream has significant exposure to at least two sectors that are expected to suffer significant hits: the oil and gas industry and the travel industry. To the extent that economic performance falls short of expectations, corporate income tax revenue will likewise be lower than forecast. This forecast expects an immediate reduction in corporate income tax revenue in the last two months of the current fiscal year and weakness throughout calendar year 2020. In addition, the extension of the tax deadline to July 15 will cause further distortions for corporate income revenue.

Compared with the March 2020 forecast, expectations for corporate income tax collections were reduced $69.3 million in FY 2019-20 and $273.3 million in FY 2020-21.

Sales taxes. The 2.9 percent state sales tax is assessed on the purchase of goods, except those specifically exempted, and a relatively small collection of services. Sales tax receipts are expected to decrease 1.0 percent to total $3.0 billion during the current FY 2019-20, before experiencing an 8.6 percent drop in FY 2020-21, which would be the sharpest year-over-year decline in decades. A 5.3 percent rebound in growth is expected in FY 2021-22.

Sales tax receipts experienced strong growth fiscal year-to-date through February, largely attributable to legislative changes in House Bill 19-1240 and House Bill 19-1245, before the statewide shut down in mid-March. During March and April, based on national retail sales and personal consumption expenditure data to date, consumer spending declined across most sectors except for essential goods, home improvement spending, and online sales. The sectors facing the strongest headwinds moving forward include food services, accommodation, travel, and entertainment industries, since large gatherings are restricted indefinitely. Auto sales, which comprise the largest percent of sales tax revenue, dipped by 50 percent nationally from March 1 to April 30. Retail locations face strict restrictions on reopening, and spending will depend on consumer confidence related to both the virus and economic conditions. Job losses, low inflation, and lower population growth will also constrain sales tax collections through the forecast period.

Use taxes. The 2.9 percent state use tax is due when sales tax is owed, but is not collected at the point of sale. Use tax revenue is largely driven by capital investment among manufacturing, energy, and mining firms. Revenue is expected to fall during FY 2019-20 by 45.6 percent, before recovering with 8.6 percent growth in FY 2020-21 and 5.9 percent growth in FY 2021-22. Oil and gas industry capital expenditures have been cut significantly, with many companies halting most new drilling for the year.

Legislative changes and the rules promulgated by the Department of Revenue to collect out-of-state retail sales tax will gradually convert retail use tax collections, around 7 percent of total use tax collections as of 2018, to sales tax collections. This trend will also put significant downward pressure on use tax collections throughout the forecast period.

Cash Fund Revenue

FY 2018-19. Final figures from the Office of the State Controller indicate cash fund revenue subject to TABOR totaled $2.44 billion in FY 2018-19, an increase of $133.7 million or 5.8 percent from the prior fiscal year. The most significant increase was in severance tax collections, which grew by $112.2 million, or 78.4 percent. The improvement in oil and gas production activity and in rising prices aided taxes levied on the extraction of natural resources. Transportation-related revenue, the largest source of cash fund revenue subject to TABOR, was flat, adding just over $500,000, as the pace of economic expansion slowed.

Forecast for FY 2019-20 through FY 2021-22. Total cash fund revenue subject to TABOR in the current FY 2019-20 is expected to total $2.24 billion, a decline of 7.9 percent from the prior year. The crude oil market rout and drop in travel activity due to COVID-19-related disruptions that began to meaningfully affect the state in early March are expected to impact several cash fund sources in the current and following fiscal year. Specifically, revenue to transportation-related, gaming, and severance cash funds are expected to decline in FY 2019-20 and FY 2020-21 before picking up in FY 2021-22.

Transportation-related revenue subject to TABOR is expected to decrease 6.0 percent in FY 2019-20, with most of the decrease attributable to falling motor fuel consumption between March and June of

2020. Transportation-related revenue will decline an additional 2.8 percent in FY 2020-21 before growing by 4.0 percent in FY 2021-22.

The largest source of transportation-related revenue is the motor fuel excise tax credited to the Highway Users Tax Fund (HUTF). Fuel tax remittances declined by 1.6 percent over the first nine months of FY 2019-20, reflecting a modest decrease in the amount of fuel distributed between June 2019 and February 2020. Taxes on fuel distributed between March 2020 and May 2020 have not yet been recorded. Over this period, fuel taxes are expected to decline by 35 percent relative to year-ago levels, based on severe decreases in vehicle traffic observed by the Colorado Department of Transportation during the statewide stay-at-home order. Fuel tax collections will remain subdued through 2020 as businesses remain closed, employees work remotely, and tourist visitations dry up. Through the forecast period, fuel tax collections are expected to remain below FY 2018-19 levels as the economy emerges from a deep recession.

Vehicle registration fees, which are also credited to the HUTF, exhibited distortions in FY 2018-19 and FY 2019-20 following migration to the Division of Motor Vehicles’ new software system, DRIVES. Registration fee revenue is expected to decline during FY 2020-21, consistent with fewer expected auto sales. COVID-related travel restrictions are expected to devastate vehicle rentals, with the attendant decline in daily vehicle rental fees driving large decreases in other HUTF receipts during FY 2019-20 and FY 2020-21.

The State Highway Fund (SHF) receives money primarily from HUTF allocations, interest earnings, and local government matching grants. HUTF revenue is subject to TABOR when initially collected but not double-counted for TABOR purposes when distributed to the SHF. Following a March 2020 Attorney General opinion, local government matching grants will not be accounted as subject to TABOR. Fewer HUTF allocations and local government funds are expected to limit the SHF balance, reducing interest earnings in the fund through the forecast period.

Other transportation cash fund revenue subject to TABOR is expected to decline in each of FY 2019-20 and FY 2020-21 before rebounding in FY 2021-22. Weaker collections are attributable to large expected declines in aviation fuel excise tax revenue, which is subdued on both low oil prices and drastically reduced demand, and on lower-than-expected registration-related fees.

Severance tax revenue, including interest earnings, totaled $255.2 million in FY 2018-19 and is expected to total $140.4 million in FY 2019-20 before falling to $23.3 million in FY 2020-21. Severance tax revenue is more volatile than other revenue sources due to the boom-bust nature of the oil and gas sector and Colorado’s tax structure.

Severance tax collections from oil and natural gas totaled $235.7 million in FY 2018-19 and are forecast to decline 45.6 percent in FY 2019-20 to $128.3 million based on year-to-date collections that reflect activity in 2019. Oil and natural gas severance tax revenue will decline 90.6 percent in FY 2020-21 to $12.1 million, as low oil prices will significantly constrain the U.S. oil and gas sector and result in production cuts. Additionally, the ad valorem tax credit will reduce severance tax liabilities.

Global oil prices declined 24 percent on March 9, 2020, the second largest one-day decline on record as Russia and Saudi Arabia abandoned supply levels to keep global oil supply balanced and moved to capture market share. Following COVID-19 outbreaks and shutdowns across Asia and Europe, U.S. states began implementing stay-at-home orders in the weeks following, significantly dampening demand for oil. Transportation consumption accounts for about 70 percent of oil demand in the U.S. With few people driving and air travel all but stopped, demand will remain low until activity resumes.

In a historic deal, the U.S. aligned with OPEC+ in agreeing to oil production cuts to respond to the approximate 30 percent drop in global oil demand. With oil storage facilities nearing capacity, drilling activity and production has slowed in Colorado, with wells being shut in and capital expenditures cut significantly. Property taxes for 2019 have already been paid on near historic production levels, which will reduce severance taxes to $0 for many oil wells in 2020 through the ad valorem credit. This forecast is consistent with average Colorado oil prices of $30.60 per barrel in 2020 and $38.82 per barrel in 2021. Natural gas prices are forecast at $1.95 per thousand cubic feet in 2020 and $2.66 per thousand cubic feet in 2021.

It is unclear how far production of oil and natural gas will fall as a result of prolonged low oil prices. Resumption of production will depend on demand increasing in both the U.S. and globally; however, with most production going into storage this spring, prices will remain subdued through the forecast period.

More information about the oil and gas severance tax can be found in the Legislative Council Staff memo posted here: http://leg.colorado.gov/publications/effective-tax-rates-oil-and-natural-gas.

Coal severance tax revenue declined 4.9 percent in FY 2018-19 and will decline through the forecast period as electricity generation continues to transition away from coal to renewable sources and natural gas. Based on current year-to-date collections, coal severance taxes are expected to decline 28.0 percent in FY 2019-20 to $2.6 million and 22.8 percent to $2.0 million in FY 2020-21.

Metal and molybdenum mines are expected to pay $2.3 million in severance taxes on the value of minerals produced in FY 2019-20 and $1.7 million in FY 2020-21. Mining activity at the two molybdenum mines in Colorado, the Climax Mine outside Leadville and the Henderson Mine outside Empire, is fairly constant when the mines are in operation.

Finally, interest earnings on severance tax revenue are expected to total $7.2 million in FY 2019-20 and $7.6 million in FY 2020-21. Interest earnings in FY 2019-20 will be based on a higher average balance in severance tax accounts following the passage of Senate Bill 19-016; however, lower severance tax revenue will reduce this amount.

Limited gaming revenue forecasts include taxes, fees, and interest earnings collected in the Limited Gaming Fund and the State Historical Fund. Most of this revenue is subject to TABOR. Revenue attributable to Amendment 50, which expanded gaming beginning in FY 2009-10, is TABOR-exempt. The state limited gaming tax is a graduated tax assessed on casino adjusted gross proceeds, the amount of wagers collected less the amount paid to players in winnings, in the three state-sanctioned gaming municipalities: Black Hawk, Central City, and Cripple Creek. Casinos on tribal lands in southwestern Colorado are not subject to the state tax.

Limited gaming revenue subject to TABOR totaled $107.0 million in FY 2018-19 and is expected to decline by 38.4 percent to $65.9 million in FY 2019-20 before growing 5.3 percent in FY 2020-21 and 10.8 percent in FY 2021-22. Colorado casinos were closed by executive order on March 17, 2020, and currently have no reopen date set. This left casinos with no revenue for half of March and all of April, and this forecast assumes that casinos will remain closed in May and partially reopen in June. Due to the graduated tax system, casino revenue is typically taxed at higher rates toward the end of the year, thus resulting in an outsized loss of gaming tax revenue for FY 2019-20. In FY 2020-21, casino activity is expected to resume slowly at first, as limitations on large gatherings remain in place and COVID-19-related health concerns persist.

By statutory formula, gaming tax revenue subject to TABOR cannot grow faster than 3.0 percent annually, but growth in tax revenue is expected to be supplemented by higher fee and interest earnings.

Annual growth in gaming tax revenue that exceeds 3.0 percent is attributed to Amendment 50 and exempt from TABOR. Years when total gaming tax revenue grows by more than 2.8 percent therefore result in disproportionately higher distributions of Amendment 50 revenue.

Sports betting was legalized in the state after the passage of House Bill 19-1327 in the 2019 legislative session, as well as the passage of Proposition DD during the November 2019 election. It launched on May 1; however, sports betting revenues face an uncertain near-term future with all professional sports indefinitely suspended in the U.S. A forecast of sports betting revenue will be available in future forecasts, once tax collections data for several months become available.

Revenue collected from sports betting activity will include licensing fees, set at between $1,200 and $2,000 per operator and master license biannually, an operations fee, and tax revenue, which is set at 10 percent of casinos’ net sports betting proceeds. As voter approved revenue, sports betting tax revenue will not be subject to the TABOR limit; however, the fee revenue will be subject to TABOR. License fees collected through April total about $108,600. A Sports Betting Operations Fee was created under the rules adopted by the Limited Gaming Commission to cover a portion of administrative costs. The intent of the fee is to cover the remaining costs after license fees are paid, and will be set by the commission before June 1st of each fiscal year.

Total marijuana tax revenue equaled $262.9 million in FY 2018-19, a 4.6 percent increase from the prior year and the slowest growth in marijuana tax revenue since legalization. Marijuana tax revenues will continue to grow at a slow pace through the forecast period reaching $303.5 million in FY 2019-20 and $318.3 million in FY 2020-21. The majority of the revenue from the marijuana industry is voter-approved revenue exempt from TABOR; however, the 2.9 percent state sales tax is included in the state’s revenue limit.

The special sales tax is the largest marijuana revenue source, and is taxed at a rate of 15 percent of the retail price of marijuana. Special sales tax revenue is expected to reach $216.6 million in FY 2019-20 and $227.9 million in FY 2020-21. The state distributes 10 percent of the special sales tax to local governments and retains the rest to be used in the Marijuana Tax Cash Fund, the General Fund, and the State Public School Fund. The excise tax is the second largest source of marijuana revenue and is dedicated to the BEST Fund for school construction. The excise tax is expected to generate $74.9 million in FY 2019-20 and $78.2 million in FY 2020-21.

The excise tax is based on the calculated or actual wholesale price of marijuana when it is transferred from the cultivator to the retailer. There is considerable uncertainty about the calculated price due to a lack of available information. The wholesale price bottomed out at $759 per pound of marijuana flower in the fourth quarter of 2018 and has been steadily increasing each quarter before declining to $1,164 per pound in the second quarter of 2020. The wholesale price is a significant determinate of the excise tax revenue and it is not clear if the price will continue to increase or fall, consistent with a downward trends from 2016 to 2019. The wholesale price remains as both and upside and downside risk to the forecast.

The 2.9 percent state sales tax rate applies to medical marijuana and marijuana accessories purchased at a retail marijuana store. Medical marijuana sales tax revenue is expected generate $10.5 million in FY 2019-20 and remain flat through the forecast period, generating $10.6 million in FY 2020-21 and $10.6 million in FY 2021-22. Retail marijuana dispensaries will remit the state sales tax on marijuana accessories totaling $1.2 million in FY 2019-20 and $1.3 million in FY 2020-21. Revenue from the 2.9 percent sales tax is deposited in the Marijuana Tax Cash Fund and is subject to TABOR.

Federal Mineral Lease (FML) revenue is the state's portion of the money the federal government collects from mineral production on federal lands. Collections are mostly determined by the value of mineral production on federal land and royalty rates between the federal government and mining companies. Since FML revenue is not deposited into the General Fund and is exempt from TABOR, the forecast is presented separately from other sources of state revenue.

FML revenue totaled $113.8 million in FY 2018-19, a 31.5 percent increase as the state fulfills its obligations for previous payments associated with canceled leases on the Roan Plateau. In FY 2019-20, FML revenue is forecast to decrease 47.0 percent to $60.3 million. This decrease is attributable to a royalty rate reduction granted by the Bureau of Land Management to the Colowyo coal mine in Routt County, as well as lower oil and natural gas prices. This rate reduction was approved for several prior years, causing the Department of Interior to refund revenue from prior years and will reduce distributions to Colorado. Due to the crash in oil prices and subsequent production cuts, oil prices are expected to remain around $30 per barrel during 2020 and just under $40 per barrel during 2021, resulting in a decrease in royalties collected. Producers are cutting oil production due to lower prices, which causes a drop in natural gas production as well. FML revenue will rebound gradually in the last two years of the forecast to $66.3 million in FY 2020-21 and $82.2 million in FY 2021-22.

Revenue to the Unemployment Insurance (UI) Trust Fund has not been subject to TABOR since FY 2009-10. Revenue to the Employment Support Fund, which receives a portion of the UI premium surcharge, is subject to TABOR.

UI benefits paid have seen an unprecedented increase during the COVID-19-related rapid economic contraction and are expected to reach $1.7 billion in FY 2019-20, with $1.4 billion in the last quarter of the fiscal year alone. As a consequence, the fund is expected to become insolvent by the end of the fiscal year, triggering the solvency surcharge and a move to a higher premium rate schedule beginning January 1, 2021. The forecast fund balances assume no federal borrowing, however, if the balance of the UITF falls below zero, the state is federally required to borrow money from the federal UI Trust Fund to cover required benefit payments. For states facing UI program insolvency, the Families First Coronavirus Response Act, signed into law March 18, 2020, includes a provision to provide interest-free federal loans, as well as funding for any extended state benefits that may be triggered by deteriorating economic conditions. While these provisions are currently set to expire at the end of 2020, this forecast assumes full federal funding of any extended state benefits, consistent with historical experience in prior recessions.

Benefits paid are expected to grow further in FY 2020-21 to $2.8 billion, as the effects of COVID-19 continue to reverberate throughout the economy, and many businesses remain shuttered or will operate at reduced levels for much of the remainder of 2020. By FY 2021-22, benefits paid are expected to fall back to $1.3 billion, as unemployment levels remain elevated during the economic recovery, consistent with the usual delayed decline in unemployment rates following a recession.

Fiscal Controls and Financial Reporting

No moneys may be disbursed to pay any appropriations unless a commitment voucher has been prepared by the agency seeking payment and submitted to the central accounting system, which is managed by the Office of the State Controller, a division of the Department of Personnel & Administration. The State Controller is the head of the Office of the State Controller. The State  Controller or his delegate has statutory responsibility for reviewing each commitment voucher submitted to determine whether the proposed expenditure is authorized by appropriation, whether the appropriation contains sufficient funds to pay the expenditure and whether the prices are fair and reasonable. All payments from the State Treasury are made by warrants or checks signed by the State Controller and countersigned by the State Treasurer, or by electronic funds transfer. The signature of the State Controller on a warrant or check is full authority for the State Treasurer to pay the warrant or check upon presentation.

The State Controller is appointed by the Executive Director of the Department of Personnel & Administration. Except for certain institutions of higher education which have elected to establish their own fiscal rules, the State Controller has statutory responsibility for coordinating all procedures for financial administration and financial control in order to integrate them into an adequate and unified system, conducting all central accounting and issuing warrants or checks for payment of claims against the State. The State Controller prepares a Comprehensive Annual Financial Report, or “CAFR,” in accordance with generally accepted accounting principles (“GAAP”) applicable to governmental entities, with certain statutory exceptions for budget compliance and reporting.

THE STATE GENERAL FUND

The General Fund

The General Fund is the principal operating fund of the State. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special State fund are required to be credited and paid into the General Fund. To make the distinction between the statutory General Fund and the GAAP General Fund, the CAFR refers to the statutory General Fund as the General Purpose Revenue Fund. The revenues in the General Purpose Revenue Fund are not collected for a specific statutory use but rather are available for appropriation for any purpose by the General Assembly.

General Fund Revenue Sources

The major revenue sources to the General Fund are individual and corporate income taxes and sales and use taxes. The State also imposes excise taxes on the sale of cigarettes, tobacco products, marijuana, and liquor, and receives revenues from a diverse group of other sources such as insurance taxes, pari-mutuel taxes, interest income, court receipts and gaming taxes.

STATE PENSION SYSTEM

General Description

Overview. The State of Colorado, like most other state and local governments, provides post- employment benefits to its employees based on their work tenure and earnings history. By statute, the State created PERA, which administers cost-sharing, multiple-employer defined benefit plans to provide retirement, death and disability benefits through the State Division Trust Fund (generally for State employees) (the “State Division”), the School Division Trust Fund (for employees of school districts), the Local Government Division Trust Fund (for employees of numerous municipalities and other local governmental entities), the Judicial Division Trust Fund (for judges in the State) and the Denver Public Schools Division (for employees of DPS). The defined benefit plan for the State Division is referred to herein as the “State Division Plan.”

As described in more detail under the caption “Funding of the State Division Plan” below, the State Division Plan is funded with payments made by the State and by each employee, the amounts of which are determined and established by statute. Benefits provided through the State Division Plan are paid from the State Division Trust Fund. State employees hired after 2005 may, in lieu of participating in the State Division Plan, elect to participate in a defined contribution plan (the “State Division DC Plan”) which is also administered by PERA. However, the majority of State employees participate in the State Division Plan. The State has no obligation to make contributions or fund benefits in Divisions other than the State Division and Judicial Division of PERA.

Because the majority of State employees participate in the State Division Plan and not in the State Division DC Plan, and the number of judges employed by the State that participate in the Judicial  Division is relatively small in comparison to the number of other State employees, the disclosure in this Appendix relates only to the State Division Plan.

The State does not participate in the federal Old-Age, Survivors and Disability Insurance (Social Security) program.

PERA. PERA is a legal entity created by statute in 1931 that is separate from the State as further described in Article 51 of Title 24, C.R.S. (the “PERA Act”). Management of PERA is vested in a 16- member Board of Trustees (the “PERA Board”). PERA has fiduciary responsibility for several separate divisions, including the State Division, the School Division, the Local Government Division, the Judicial Division and the Denver Public Schools Division. The State represents the majority, but not all, of the State Division employers and employees. Each Division operates as a separate legal trust. PERA also operates two cost-sharing, multiple-employer post-employment benefit plans through the Health Care Trust Fund and the Denver Public Schools Health Care Trust Fund that provide health care premium subsidies to participating PERA benefit recipients who choose to enroll in one of PERA’s health care plans.

Basic Provisions of the State Division Plan

Members of the State Division Plan who meet minimum age and service requirements are eligible to receive a monthly retirement benefit based on their employment and earnings history with the State. Calculation of retirement benefits, and eligibility requirements, differ depending on the employee’s original hire date. In response to funding challenges, the General Assembly has enacted changes to State Division Plan benefits at various times. Some of such changes have been applied prospectively to newly hired employees. As a result, there are several tiers of employee benefits and related provisions that are based on employee hire dates and other factors.

Implementation by PERA of GASB 67

In 2012, GASB issued Statement No. 67, “Financial Reporting for Pension Plans - An Amendment of GASB Statement No. 25” (“GASB 67”), which establishes new standards for financial reporting and note disclosure by defined benefit pension plans administered through qualified trusts, and note disclosure requirements for defined contribution pension plans administered through qualified trusts.

GASB 67 is effective for accounting periods beginning after June 15, 2013, and, accordingly, PERA implemented GASB 67 beginning with the PERA 2014 CAFR.

The objective of GASB 67 as stated therein is to improve financial reporting by state and local governmental pension plans. The requirements of GASB 67 are intended to improve financial reporting primarily through enhanced note disclosures and schedules of required supplementary information. A related statement, GASB Statement No. 68, “Accounting and Financial Reporting for Pensions,” applies  to governmental employers and was implemented by the State beginning with the State’s Fiscal Year 2014-15 CAFR. See “Implementation of Changes in Pension Accounting Standards Applicable to the State -  GASB 68” below.

GASB 67 establishes a shift in financial disclosure requirements from a funding-based approach to an accounting-based approach. Implementation of GASB 67 requires the preparation of two actuarial valuations, one for funding purposes and one for accounting and financial disclosure purposes.  The purpose of the funding valuation is to guide the PERA Board’s actions necessary to ensure the long-term sustainability of PERA’s trust funds. The funding valuation aids this action by allowing PERA to assess the sufficiency of the current statutory contribution rates and amounts and analyze the sufficiency of future contributions to meet current and future benefit obligations. The actuarial valuation for accounting purposes emphasizes the obligation an employer incurs to employees through the employment-exchange process. The primary purpose of the valuation for accounting purposes is to provide a consistent, standardized methodology that allows comparability of amounts and increased transparency of the pension liability across U.S. pension plans complying with this new reporting standard. To accomplish this, GASB 67 requires a different approach for determining net pension liability as compared to the previously disclosed unfunded actuarial accrued liability, or “UAAL.” Actuarial accrued liability (“AAL”) is the excess of the present value of a pension fund’s total of future benefits (payable to the plan participants) and fund administration expenses over the present value of the future normal cost of those benefits. Unfunded actuarial accrued liability is the difference between the AAL and the valuation assets of the fund

Net pension liability is to be measured as the total pension liability of the plan less the amount of the plan’s fiduciary net position.  Total pension liability is the portion of the actuarial present value of projected benefit payments that is attributed to past periods of plan member service in conformity with the requirements of GASB 67. For purposes of application to the requirements of GASB 67, AAL is the equivalent of total pension liability.  Fiduciary net position equals assets plus deferred outflows of resources and less liabilities and deferred inflows of resources at the end of the plan’s reporting period

Another major change in the new standard is the rate used to discount projected benefit payments. The new standard states the long-term expected rate of return on the investments of the plan should be applied only to available plan assets that are expected to be invested using a strategy to achieve that  return. If there comes a point in the projections when plan fiduciary net position and contributions related to active and inactive employees are no longer projected to be greater than or equal to projected benefit payments related to those employees and administrative expenses (crossover point), then from that point forward the plan will be required to discount the projected benefit payments after the crossover point using a yield or index rate for 20-year, tax-exempt general obligation municipal bonds with an average rating of AA/Aa or higher (or equivalent quality on another rating scale).

GASB 67 also enhances the standards for footnote disclosure and required supplementary information for pension plans, including, among other things, disclosing the plan’s net pension liability, ratio of fiduciary net position to total pension liability and actuarial methods and assumptions.

Actuarial Valuations

Many of the measures used to determine and evaluate the financial condition and funding status  of the State Division Plan are based on actuarial valuations. An actuarial valuation is the determination, as of the actuarial valuation date, of the service cost, total pension liability and related actuarial present value of projected benefit payments for pensions performed in conformity with Actuarial Standards of Practice unless otherwise specified by GASB. Actuarial valuations involve estimates of the value of reported amounts and assumptions about the probability of events far into the future, and actuarially determined amounts are subject to continual revision as actual results are compared to past expectations and new estimates are made about the future.

The actuarial valuations for each of PERA’s defined benefit plans, including the State Division Plan, are prepared by PERA’s actuaries based on a set of actuarial methods and assumptions that by State law are the responsibility of the PERA Board. The valuations for the State Division Plan examine the assets of the Plan compared to actuarial liabilities, compare past and future trends and determine the net pension liability of the Plan. The actuarial valuation for funding purposes applies an  asset valuation method that recognizes a four-year smoothed market value of assets for purposes of determining the UAAL, while the actuarial valuation for accounting and financial reporting purposes applies the fair value of assets (determined in conformity with GASB standards) to determine the net pension liability.

The PERA 2018 CAFR states that the PERA Board studies all economic and demographic actuarial assumptions at least every five years and approves changes to those assumptions. Recently, the PERA Board has reviewed the economic assumptions on a more frequent basis. The PERA Board last completed an experience study in 2016, and the next experience study is planned in 2020.

No assurance can be given that any of the assumptions underlying the actuarial valuations of the State Division Plan will reflect the actual results experienced by the Plan. Variances between the assumptions and actual results may cause an increase or decrease in the actuarial value of Plan assets, the net pension liability of the Plan and other valuation and performance measures determined on the basis of such actuarial valuations.

Funding of the State Division Plan

Statutorily Required Contributions. The State Division Plan is funded with payments made by the State and by each eligible employee as provided in the PERA Act. The State’s contributions to the Plan are based on percentages of employee wages and are set by statute. These contribution percentages are referred to herein as the statutorily required contribution, or “SRC,” of the State. During 2018, the baseline SRC that was required to be made by the State for most State employees was 10.15% (12.85% for State Troopers and Colorado Bureau of Investigation (“CBI”) agents). Effective July 1, 2019, this rate increased for most State employees to 10.4% (13.1% for State Troopers and CBI agents). As required by statute, participants in the State Division Plan are also required to contribute a portion of their wages to the Plan. During 2018, the participant contribution rate was 8.0% of includable compensation (10.0% for State Troopers and CBI agents). This rate is to increase incrementally a total of 2% over a period of three years commencing July 1, 2019, when the rate increased to 8.75% (10.75% for State Troopers and CBI agents).

The General Assembly enacted legislation in 2004, 2006 and 2010 to gradually increase employer contributions to the State Division Plan by authorizing the Amortization Equalization Disbursement (“AED”) and the Supplemental Amortization Equalization Disbursement (“SAED”) in order to shorten the amount of time over which the unfunded liability of the Plan is amortized. Both the AED and the SAED are paid by the State as contributions to the State Division Plan as a percentage of employee wages, but the SAED payment comes from moneys that would otherwise have been used to provide market-based salary increases to employees. The AED and the SAED applicable to the State Division Plan were effective as of January 1, 2006, and January 1, 2008, respectively, and were each initially payable at the rate of 0.5% of total covered payroll with annual increases in the contribution rate through 2017. As of June 30, 2018, the AED and SAED rates applicable to the State Division Plan were each 5.0%, and the total SRC applicable to the State Division Plan (net of 1.02% apportioned to the Health Care Trust Fund per the PERA Act) was 19.13% of employee wages. In addition, SB 18-200, enacted by the General Assembly in 2018, provides for automatic adjustments to employee and employer contribution rates within certain statutory parameters so as to stay within the legislation’s 30-year funding goal as discussed in “Funding Status of the State Division Plan” below. Previously, such adjustments required action by the General Assembly. SB 18-200 also provides that effective January 1, 2021, and every year thereafter, employer contribution rates for the State Division Plan are to be adjusted to include a defined contribution supplement.

Changes to the statutorily required contributions to the State Division Plan by the State and its employees, or to other provisions of the Plan, could be made by the General Assembly through future legislative action, which changes could impact the SRC, the funding status and/or the financial condition of the Plan as described herein. The State cannot predict if or when any such legislative changes might be enacted or the impact that any such changes, if enacted, might have on the State Division Plan or the State’s funding obligations with respect to the Plan.

SB 18-200 provides for automatic adjustments to employee and employer contribution rates within certain statutory parameters so as to stay within the legislation’s 30-year funding goal. Previously, such adjustments required action by the General Assembly. See “Funding Status of the State Division Plan” below.

The SRC is paid from the State General Fund as well as from certain federal funds and State cash funds and is typically paid from the same funding source as the employee’s salary and other benefits. Although the rate of the SRC is set by statute, payment of the SRC nevertheless is subject to annual appropriation through the State budgeting process.

Actuarially Determined Contribution. As a result of the shift in financial disclosure requirements under GASB 67 from a funding-based approach to an accounting-based approach, the historical disclosure and use of the annual required contribution1, or “ARC,” as a funding benchmark by PERA was no longer required. Rather, this philosophical shift necessitated the development and use of a plan-specific actuarially determined contribution (“ADC”) benchmark against which to gauge the adequacy of the SRC for the State Division Plan. The ADC represents the amount needed to fund benefits over time, and constitutes a target or recommended employer contribution for the reporting period determined in conformity with Actuarial Standards of Practice based on the most recent measurement available when the contribution for the reporting period was adopted. An ADC deficiency arises when actual employer contributions are less than the ADC, and interest accrues on the ADC deficiency at the plan’s expected long-term rate of return.

Change in PERA Funding Policy. In response to the new GASB 67 standards, the PERA Board adopted a revised pension funding policy in March 2015 (and last revised in November 2018) with regard to its trust funds. The purpose of the revised funding policy, as stated in the PERA 2018 CAFR, is to: (i) define the overall funding benchmarks of PERA’s defined benefit pension trust funds; (ii) assess the adequacy of the contribution rates which are set by the General Assembly by comparing these rates to an ADC rate; and (iii) define the annual actuarial metrics that will assist the PERA Board in assessing the sustainability of the plan. The results of these three items are intended to guide the PERA Board when considering whether to pursue or support proposed legislation pertaining to changes in plan contribution and/or benefit provisions.

Historical ADC and State Contributions. The State annually contributes the full amount of the SRC to the State Division Plan; however, these amounts have been less than the applicable ARC or ADC.

The ADC rates, as a percentage of pensionable payroll, are calculated as of December 31 two years prior to the end of the year in which the ADC amounts are reported. The following actuarial methods and assumptions (from the December 31, 2016, actuarial valuation) were used to determine contribution rates for the year ended December 31, 2018: (i) the actuarial cost method is based on the entry age of participants; (ii) the Plan’s amortization period is based on a level percent of payroll over a 30-year closed period layered 28 years; (iii) for valuation purposes the actuarial value of assets is based on gains and losses smoothed in over a four-year period as permitted by GASB standards of Practice; (iv) price inflation is assumed to be 2.40%; (v)  real wage growth is assumed to be 1.10%; (vi) salary increases (including assumed wage inflation of 3.50%) are projected to range from 3.50% to 10.45%; (vii) the long-term investment rate of return (net of pension plan investment expense, including price inflation) is assumed to be 7.25%; and (viii) cost of living adjustments for pre-2007 hires are assumed to be 2.00% per year and cost of living adjustments for post-2006 hires are assumed to be financed by the Annual Increase Reserve. Other assumptions include, without limitation, future retiree participation and contribution rates and mortality rates.

The Management’s Discussion and Analysis in the PERA 2018 CAFR states that, using the funding policy approved by the PERA Board on March 20, 2015, as amended in January 2018, and the 2017 actuarial funding valuation based on an assumed 7.25% investment rate of return and discount rate, the 2019 ADC for the State Division Fund needed to meet the layered, 30-year closed amortization period will be 23.28%, and using the funding policy approved by the PERA Board on March 20, 2015, as last amended in November 2018, and the 2018 actuarial funding valuation based on an assumed 7.25% investment rate of return and discount rate, the 2020 ADC for the State Division Fund needed to meet the layered, 30-year closed amortization period will be 23.69%.

Funding Status of the State Division Plan

The State Division Plan currently is significantly underfunded. As discussed in “Funding of the State Division Plan - Statutorily Required Contributions” above, the AED and SAED were implemented in 2006 and 2008, respectively, and other changes were made to the Plan design by SB 10-001, all in an effort to improve the funding status of the State Division Plan. However, investment returns on Plan assets have declined following the global economic downturn that began in 2008. As a result, the actuarial assumptions as to the investment rate of return on Plan assets and the discount rate on actuarially accrued liabilities were lowered by the PERA Board from 8.50% to 8.00% in 2009, to 7.50% at the end of 2013 and to 7.25% as of December 31, 2017, and other economic assumptions, including the amortization period, were changed over this period as well, to reflect actual results and new estimates about the future. Notwithstanding these changes, PERA reported that at December 31, 2016, the State Division Plan a UAAL of approximately $11.644 billion and a funded ratio (i.e., the actuarial value of Plan assets divided by the AAL) of only 54.6%, which UAAL would have amortized over a 65-year period based on contribution rates as of the date of calculation.

In order to address the funding status of PERA’s defined benefit plans, including the State Division Plan, in 2018 the General Assembly enacted SB 18-200 which made changes to the defined benefit plans administered by PERA with the goal of eliminating the UAAL of such plans, and thereby reach a 100% funded ratio for each of such plans, within a 30-year period. Among other things, SB 18-200 phases-in a 2% increase in contribution rates for most employees, suspended the cost of living adjustment for retirees through 2019, changes the definition of salary and highest average salary, reduces maximum annual cost of living adjustments, adjusts employee and employer contribution rates, funds unfunded PERA liability from political subdivisions that terminate their affiliation with PERA and provides for a direct annual allocation to PERA from the State General Fund of $225 million (actual dollars) beginning with Fiscal Year 2018-19. SB 18-200 also provides for automatic adjustments to employee and employer contribution rates, annual cost of living increases and the State’s annual direct contribution to PERA within certain statutory parameters so as to stay within the 30-year funding goal. Previously, such adjustments required action by the General Assembly.

The PERA 2018 CAFR reports that, at December 31, 2018, the actuarial value of assets of the State Division Plan was approximately $14.304 billion and the AAL of the Plan was approximately $25.509 billion, resulting in a UAAL of approximately $11.206 billion, a funded ratio of 56.1% and an amortization period of 35 years1. The actuarial value of assets of the State Division Plan is determined by using an asset valuation method of smoothing the difference between the market value of assets and the actuarial value of assets over a four-year period to prevent extreme fluctuations that may result from short-term or cyclical economic and market conditions. Based on the market value of assets of the State Division Plan, the PERA 2018 CAFR reports that at December 31, 2018, the UAAL of the Plan was approximately $11.672 billion and the funded ratio was 54.2%.

Since contribution rates to the State Division Plan are fixed by statute, unless changes are made to such rates or changes are made to Plan provisions to reduce benefit payments, improvements in the funding status of the State Division Plan are expected to come primarily from increases in investment returns on Plan assets or changes in the actuarial assumptions used to determine the value of Plan assets and the AAL. Changes to contribution rates or other Plan provisions, or the use of alternative Plan funding strategies, would require legislative action by the General Assembly, of which there can be no assurance.

Investment of State Division Plan Assets

State law authorizes the investment of PERA’s funds by the PERA Board, subject to the following limitations:

•	The aggregate amount of investment trust shares, corporate stocks, corporate bonds and convertible debentures cannot exceed 65% of the book value of the fund.

•	Neither common nor preferred stock of a single corporation can exceed 5% of the book value of the fund.

•	The fund cannot acquire more than 12% of the outstanding stocks or bonds of a single corporation.

Implementation of Changes in Pension Accounting Standards Applicable to the State - GASB 68 and GASB 75

GASB Statement No. 68, “Accounting and Financial Reporting for Pensions” (“GASB 68”) is a GASB pronouncement that is related to GASB 67 and applicable to governmental entities, such as the State, that provide their employees with pension benefits. GASB 68 is effective for fiscal years beginning after June 15, 2014, and accordingly has been implemented beginning with the State’s Fiscal Year 2014- 15 CAFR.  GASB 68 revises and establishes new financial reporting requirements for governmental entities, and, among other things, requires cost-sharing employers participating in defined benefit plans to record their proportionate share of the unfunded pension liability.

The State reported a net pension liability in the State’s Fiscal Year 2018-19 CAFR of approximately $13.531 billion at June 30, 2019, compared to a reported net pension liability in the State’s Fiscal Year 2017-18 CAFR of approximately $19.382 billion at June 30, 2018. These amounts were determined as of the calendar year-end that occurred within the Fiscal Year.There is a difference between the net pension liability for the State reported by PERA and the State in their respective financial statements. The difference results from PERA’s inclusion of employers in the State Division and the Judicial Division which are not included in the State’s financial statement reporting entity. The PERA Board has statutory authority to assign employers to the State Division and Judicial Division that are not part of the State’s financial statement reporting entity as defined by GASB Statement No. 14, as amended by GASB Statements No. 39 and 61. Examples of these employers in the State Division include Pinnacol Insurance, Fire and Police Pension Association and District Attorneys. Denver County Courts is the only Judicial Division employer that is not part of the State’s financial statement reporting entity. The State includes in its financial statements a percentage of the net pension liability reported by PERA in its financial statements for each Division to determine the State’s proportionate share in accordance with requirements of GASB 68.

A 10 year history of the State’s contribution to PERA for the State and Judicial Divisions is also included in Note RSI-2 to the Required Supplementary Information in the State’s Fiscal Year 2018-19.

GASB Statement No. 75, “Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions” (“GASB 75”), is effective for fiscal years beginning after June 15, 2017, and accordingly was first implemented in the State’s Fiscal Year 2018-19 CAFR. GASB 75 requires, for purposes of governmental financial reporting, that the State recognize a liability for its proportionate share of the net Other Post-Employment Benefits (“OPEB”) liability (of all employers for benefits provided through the OPEB plan), i.e., the collective net OPEB liability. The State is also required to recognize OPEB expense and report deferred outflows of resources and deferred inflows of resources related to OPEB for its proportionate shares of collective OPEB expense and collective deferred outflows of resources and deferred inflows of resources related to OPEB. GASB 75 also requires additional footnote disclosures about the pension trust fund in the financial statements.

Current Litigation

Numerous court cases are pending in which the plaintiffs allege that the State has deprived persons of their constitutional rights, civil rights, inadequately compensated them for their property, engaged in regulatory misfeasance, or breached contracts. In the aggregate, the monetary damages (actual, punitive, and attorney’s fees) claimed in the constitutional and civil rights cases would exceed the insurance coverage available by a material amount. The property compensation and breach of contract suits are generally limited to the appraised value of the property or the contract amount. In the breach of contract suits, the State often files counterclaims. While it is reasonably possible that awards of judgment could occur, it is unlikely that those awards would have a material adverse effect on the State’s financial condition.

The State is the defendant in lawsuits involving various claims of noncompliance with federal regulations, negligence, and unconstitutional treatment of prisoners. In some of these suits, plaintiffs are seeking or have obtained certification as a class for a class action suit. Most of these cases seek actual damages that are not material, but include requests for punitive damages that may be material. There is also the potential that the courts may rule that the current conditions of confinement, Medicaid coverage, or residential services are unconstitutional, which could result in significant future construction, medical, or residential services costs that are not subject to reasonable estimation.

Grants

The State receives federal grants for specific purposes that are subject to review and audit by grantor agencies. This federal funding is conditional upon compliance with the terms and conditions of such grant agreements and applicable federal laws and regulations. Issues resulting from federal reviews or audits can potentially cause disallowance of expenditures and consequently, a liability of the State.

The federal Department of Health and Human Services, Centers for Medicare and Medicaid (CMS) demanded the State return approximately $38.4 million of performance bonus payments under the Children's Health Insurance Program Reauthorization Act of 2009, on the basis the State improperly included individuals in current enrollment counts. The State is vigorously defending against the recovery demand, but the likelihood of an unfavorable outcome is uncertain. In addition, CMS seeks the disallowance of approximately $5.0 million in payments to the State for services provided at the State-operated Pueblo Regional Center (PRC) alleging violations of federal requirements regarding the administration of the Medicaid Home and Community-based Services Waiver Program for the Developmentally Disabled. The State filed an appeal in October 2016, and the likelihood of an unfavorable outcome is uncertain. General

Litigation

The State is a defendant in a number of lawsuits or is subject to potentially be named as a party to lawsuits that are associated with its normal governmental operations. Although the outcomes are uncertain, some of these litigations could involve substantial losses. However, the State believes in most cases that it will not incur a resulting liability that would have a material or adverse effect on the State's financial condition. Should the State incur a loss through an unfavorable outcome, some of the losses may be covered through liability insurance.

A corrections inmate alleged a corrections officer caused personal injury through the use of excessive force, causing long-term pain and suffering. A case was tried to a jury in March 2018, which returned a verdict in favor of the plaintiff for $6.3 million in damages. The ruling was subsequently set aside in April 2019 in favor of a new trial. The State is preparing to litigate the appeal, and believes there is meaningful potential for an unfavorable outcome.

Further, the State has been named as a defendant related to a claim that it ordered a regulatory taking by prohibiting a corporate entity from legally distributing wastewater. Although the plaintiff seeks $110 million in compensatory damages, a reliable loss or range of loss cannot be estimated at this time. The likelihood of an unfavorable outcome is uncertain.

Taxpayer Bill of Rights (TABOR) Compliance

TABOR is a constitutional measure that limits the State’s annual growth of State revenues or spending to the sum of the annual inflation rate and the annual percentage change in the State’s population.

A lawsuit was filed challenging the constitutionality of specific fees assessed by the State for certain public services. The plaintiffs allege that the State is not compliant with TABOR and consequently the fees are unconstitutional. The plaintiff is seeking in excess of $7.1 billion in damages through Fiscal Year 2019, plus 10 percent interest from Fiscal Year 2011 to present. The State is vigorously defending against this lawsuit, and the likelihood for an unfavorable outcome is uncertain.

APPENDIX D

ADDITIONAL INFORMATION ABOUT THE COMMONWEALTH OF KENTUCKY AND KENTUCKY OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky (“Kentucky” or the “Commonwealth”). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Commonwealth of Kentucky Quarterly Economic & Revenue Report Third Quarter Fiscal Year 2020, and other reports prepared by state government and budget officials and statements of issuers of Kentucky municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

COVID-19 Pandemic

In December 2019, a novel strain of coronavirus known as COVID–19 (“COVID–19”) began spreading throughout the world and has been characterized by the World Health Organization as a pandemic disease.

COVID–19 is currently affecting State, local, national and global economic activity (including increasing public and private health emergency response costs and reducing sources of State and local revenues) and consequently is expected to materially adversely impact the financial condition of the State.

Information presented in this appendix generally predates the outbreak of COVID-19 and should be considered in light of the possible or probable negative effects the COVID-19 pandemic may have on the current and future finances, operations and economy of the State.

General

The Commonwealth of Kentucky, nicknamed the Bluegrass State, was the fifteenth state and first state west of the Alleghenies to be settled by pioneers. Kentucky is bounded by the Ohio River to the north and the Mississippi River to the west, and is bordered by the States of Illinois, Indiana, Ohio, West Virginia, Tennessee, Missouri and the Commonwealth of Virginia.

Kentucky has been quite successful in establishing a diverse economic climate that supports businesses to thrive internationally. In 2019, Kentucky’s total exports reached an all-time high with $33.1 billion in goods and services shipped abroad, a 4.0 percent increase from one year prior. Ranking number one in bourbon exports, vehicle production per capita, and foreign direct investment jobs, the Commonwealth boasts a positive economic environment. While best known for its signature bourbon and equine industries, Kentucky heritage is also deeply rooted by the automotive, manufacturing, aerospace, primary metals, logistics, chemicals, healthcare, plastic and rubber industries.

As indicated in the Commonwealth of Kentucky Quarterly Economic & Revenue Report Third Quarter Fiscal Year 2020, Kentucky personal income grew by 3.9 percent in the third quarter of FY20. Kentucky personal income growth has been solid and steady for the last 13 quarters, averaging 1.0 percent adjacent-quarter growth during that time. Kentucky personal income grew 1.3 percent in the third quarter on an adjacent-quarter basis.

Proprietor’s income was the fastest growing component of personal income in the third quarter, gaining 6.9 percent over the previous year. Proprietor’s income has been very strong for the last three quarters. Adjacent-quarter growth for the last three quarters is 5.2, 1.0, and 1.5 percent, respectively. Proprietor’s income is the smallest of the five contributing income components, making up 6.6 percent of total personal income in the third quarter of FY20.

Dividends, interest, and rents income was the slowest growing component of personal income in the third quarter, growing 1.7 percent. Growth in dividends, interest, and rents has slowed considerably in the last five quarters. Average adjacent-quarter growth in the five quarters between the second quarter of FY18 to the second quarter of FY19 was 1.9 percent. Average adjacent-quarter growth during the last five quarters was 0.2 percent. Average adjacent-quarter growth in the third quarter of FY20 was 0.1 percent. Dividends, interest, and rents income growth has essentially stalled. Dividends, interest, and rents income is the third largest component of the five contributing income components, making up 16.9 percent of total personal income in the third quarter of FY20.

Kentucky non-farm employment grew by 0.2 percent in the third quarter of FY20. Adjacent-quarter growth was also 0.2 percent. Kentucky employment growth has been weak for some time, but it has been pronounced over the last four quarters. Adjacent-quarter growth over the last four quarters was -0.01, 0.2, -0.1, and 0.2 percent, respectively. That weakness is widespread across all 11 employment supersectors. The Quarterly Economic and Revenue Report for the Third Quarter Fiscal Year 2020 will be available on April 30, and may be found together with the previous quarterly reports at www.osbd.ky.gov.

COVID-19 has rapidly evolved from a healthcare crisis to an economic crisis, shuttering business operations and upending industries. Financial markets have been left reeling from the volatile conditions, further exacerbating the magnitude of the economic impacts. Kentucky, like many states, is anticipating a particularly large disruption to growth over the forecast horizon. The Commonwealth’s economic outlook reflects a bleak trajectory for the fourth quarter of FY20 and forecasts sustained negative growth for the full year of FY21.

In comparison to OSBD’s economic outlook released in January, employment and personal income projections have taken a decided turn for the worse based on an appreciable revised national outlook published in April by IHS Markit. Even with the most up to date national variables factored in the outlook, a significant degree of uncertainty looms over Kentucky’s forecast horizon in anticipation of the bottom to form. As with all states, the economic outcomes will heavily depend on the pandemic’s course. The revenue forecast mirrors the economic outlook, with significant declines expected in the fourth quarter of FY20 followed by further setbacks in FY21. Both the General Fund and the Kentucky Road Fund will see double-digit losses in revenue growth in the fourth quarter of FY20.

Debt Structure

Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service on the bonds. General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded project constitute the only source of payment.

Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds.

The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.

Because the Kentucky Constitution requires the vote of a majority of the state’s electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality’s electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation- backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee’s obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Budgetary Process in the Commonwealth

General. The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state’s revenues and appropriations for each fiscal year. The Governor is required by law to submit a biennial State Budget (the “State Budget”) to the General Assembly during the legislative session held in each even numbered year. State Budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor’s signature for appropriations commencing for a two year period beginning the following July 1.

In the absence of a legislatively enacted budget, the Supreme Court has ruled that the Governor has no authority to spend money from the state treasury except where there is a statutory, constitutional or federal mandate and the Commonwealth may be prevented from expending funds for certain state governmental functions, including the ability to pay principal of, premium, if any, and interest, when due, on obligations that are subject to appropriation.

Fiscal Year 2018

The Commonwealth’s combined net position (governmental and business-type activities) totaled ($16.8) billion at the end of fiscal year 2018, as compared to ($15.8) billion at the end of the previous year.

The largest portion of the Commonwealth’s net position, $24 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending. The second largest portion of the Commonwealth’s net position, totaling $1.9 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth’s discretion. However, the unrestricted balance is ($42.4) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 16 to the financial statements) on the statement of net position.

The Commonwealth received program revenues of $15.1 billion and general revenues (including transfers) of $12.8 billion for total revenues of $27.8 billion during fiscal year 2018. Expenses for the Commonwealth during fiscal year 2018 were $29.2 billion, which resulted in a total decrease of the Commonwealth’s net position in the amount of $1.4 billion, net of contributions, transfers and special items.

The change in net position resulted in a decrease from the previous year. The decrease in net position of governmental activities was $1.6 billion. Approximately 48.1 percent of the governmental activities’ total revenue came from taxes, while 40.1 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

At June 30, 2018, the Commonwealth’s governmental funds reported combined ending fund balances of $2.4 billion, a net increase of $325.5 million in comparison with the prior year. $112 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact.  The $2.2 billion is restricted for certain purposes and is not available to fund current operations. The $84 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.

The General Fund balance at June 30, 2018, was negative $59 million. The balance reported reflects a decrease of $65.9 million from the previously reported amount. The major factor for the decrease in fund balance was increased spending in Medicaid and criminal justice although spending in other areas decreased.

The General Fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $5.8 million represents the non-spendable amount.

The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $209 million from the previous year, a change of 1.5 percent. Expenditures increased by $247.5 million from the previous year, a change of 1.8 percent. The Transportation Fund experienced a slight increase in revenues and a small decrease in expenditures, resulting in an increase in fund balance of $72.8 million.

The Commonwealth’s bonded debt increased by $42 million to $6.7 billion, a 1.0% increase during the current fiscal year. The major factors in this increase are the issuance of new debt to advance refund debt outstanding to reduce future interest cost and the issuance of new debt to fund new projects authorized during fiscal year 2018. No general obligation bonds were authorized or outstanding at June 30, 2018.

Fiscal Year 2019

The Commonwealth’s combined net position (governmental and business-type activities) totaled ($14.2) billion at the end of fiscal year 2019, as compared to ($16.8) billion at the end of the previous year.

The largest portion of the Commonwealth’s net position, $23.6 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending. The second largest portion of the Commonwealth’s net position, totaling $2.2 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth’s discretion. However, the unrestricted balance is ($40.1) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 16 to the financial statements) on the statement of net position.

The Commonwealth received program revenues of $15.7 billion and general revenues (including transfers) of $13.4 billion for total revenues of $29.1 billion during fiscal year 2019. Expenses for the Commonwealth during fiscal year 2019 were $26.5 billion, which resulted in a total increase of the Commonwealth’s net position in the amount of $2.6 billion, net of contributions, transfers and special items.

The change in net position resulted in an increase from the previous year. The increase in net position of governmental activities was $2.6 billion. Approximately 47.8 percent of the governmental activities’ total revenue came from taxes, while 43.5 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

At June 30, 2019, the Commonwealth’s governmental funds reported combined ending fund balances of $2.4 billion, a net increase of $10 million in comparison with the prior year. $72 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $1.9 billion is restricted for certain purposes and is not available to fund current operations. The $427 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.

The General Fund balance at June 30, 2019, was $233 million. The balance reported reflects an increase of $289 million from the previously reported amount. The major factor for the increase in fund balance was increased tax revenue and the reduction of KTRS Pension and Other Post Employment Liabilities.
The General Fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $7.4 million represents the non-spendable amount.

The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $739 million from the previous year, a change of 5.2 percent. Expenditures increased by $636 million from the previous year, a change of 4.6 percent. The Transportation Fund experienced a slight increase in revenues and an increase in expenditures, resulting in a decrease in fund balance of $25.3 million.

The Commonwealth of Kentucky’s bonded debt decreased by $484 million to $6.3 billion, a 7.1 percent decrease during the current fiscal year. The major factors in this decrease is a result of the refunding of old issues by the FY19 new issues. The remaining liability on the retired bonds plus the FY19 principle payments on the remaining bonds outstanding were greater than the FY19 issues for new projects. No general obligation bonds were authorized or outstanding at June 30, 2019.

Fiscal Year 2020 (Unaudited)

As reported by the Office of the State Budget Director on April 10, 2020, the March 2020 General Fund receipts rose 6.8 percent compared to the same month of the previous Fiscal Year. Total revenues for the month were $876.1 million, compared to $820.1 million during March 2019, an increase of $56.0 million. Compared to last year, Road Fund receipts grew 6.0 percent in March 2020 with collections of $127.3 million, an increase of $7.2 million. The revenue estimate for FY20 approved by the Consensus Forecasting Group in December 2019, called for 1.6 percent growth for the fiscal year. The official revenue enacted by the 2020 Session of the General Assembly reduced that General Fund estimate by $128 million and the Road Fund revenue estimate by $21 million in House Bill 352, which is pending action by Governor Beshear.

March General Fund collections reflect predominately February economic activity. The COVID-19 virus will have a profound impact on the economy and tax collections, and its effects on tax receipts will begin to be seen in April. The temporary suspension of most retail activity and many other sectors of the economy has led to a dramatic increase in claims for unemployment insurance, which will lead to lower income tax withholding in the coming months. These business suspensions will also profoundly affect sales tax revenues as well. Individual income and sales taxes comprise about 77 percent of General Fund revenues. The well-being of the state’s economy and tax revenue is intertwined with the course of the COVID-19 pandemic, so the upcoming downturn in revenue collections will not abate until the public health crisis improves.

Consensus Forecasting Group; Official Revenue Forecasts

The Consensus Forecasting Group (“CFG”), in conjunction with the Office of the State Budget Director (“OSBD”), is statutorily charged with the responsibility of developing budget planning reports, preliminary revenue estimates, and official revenue estimates for each branch of government and the General and Road funds, pursuant to KRS 48.120 and KRS 48.115. The CFG is staffed by the Legislative Research Commission (“LRC”) but receives econometric and modeling support from the Governor’s Office for Economic Analysis, an organizational unit of the OSBD. Members of the CFG are jointly selected by the State Budget Director and the LRC.

Subject to modification by the General Assembly, appropriations made in the branch budget bills enacted for each branch of government shall be based upon the official revenue estimates presented to the General Assembly by the OSBD in conjunction with the CFG. The enacted estimates shall become the official revenue estimates of the Commonwealth upon the branch budget bills becoming law, and shall remain the official revenue estimates of the Commonwealth until revised by the CFG, as provided in KRS 48.115(2).

As estimated by the Office of the Budget Director, fiscal impacts of legislative changes for all tax bills enacted during the 2018 and 2019 Regular Sessions are $172.0 million and $160.0 million for FY20 and FY21, respectively.

The Office of the State Budget Director makes available on its website the CFG official, enacted and revised revenue estimates for the General and Road Funds.

The Consensus Forecasting Group met on December 17, 2019 to render the official estimates. Three scenarios from IHS Markit (Control, Optimistic, and Pessimistic) were used as inputs in the OSBD’s MAK model, an analytical model that takes US trends in employment and income as predetermined variables in order to estimate Kentucky-specific forecasts for employment and personal income. The CFG adopted the optimistic scenario for Fiscal Year 2020 and a 70-percent control and 30-percent pessimistic blended forecast for Fiscal Year 2021 and Fiscal Year 2022. General Fund growth rates for the 2020-2022 biennium were 1.6 percent, 1.3 percent, and 1.8 percent respectively. For the Road Fund, the CFG opted for the control, or baseline, forecast for Fiscal Year 2020 and for the biennial estimates. Road Fund growth rates were projected to increase of 0.4 percent in Fiscal Year 2020, remain level in Fiscal Year 2021, and increase by 1.3% in Fiscal Year 2022.

The General Assembly during its 2020 Regular Session enacted the CFG’s Pessimistic forecast for revenues for both the General Fund and the Road Fund for Fiscal Year 2021 with no estimate for Fiscal Year 2022. Concurrently a one-year budget was adopted with the intent to address the Fiscal Year 2022 budget during the 2021 Regular Session of the General Assembly. This non-traditional approach was a direct effect of the uncertainty caused by the temporary economic slow-down caused by actions taken to combat COVID-19.

The actual Phase 1 Tobacco Master Settlement Agreement (MSA) payments for Fiscal Year 2019 were $117.6 million. The revised CFG revenue estimate for MSA payments in Fiscal Year 2020 is $110.9 million and the \adopted revenue estimates for MSA payments is $106.3 million in Fiscal Year 2021 and $103.0 million in Fiscal Year 2022. The enacted amount for MSA by the General Assembly during the 2020 Regular Session was $106.3 million in Fiscal Year 2021.

Investment Policy

The Commonwealth’s investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission (“SIC”), comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and two gubernatorial appointees from the Kentucky Banker’s Association and Bluegrass Community Bankers Association, is charged with the oversight of the Commonwealth’s investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.

On March 31, 2020, the Commonwealth’s operating portfolio was approximately $4.713 billion in cash and securities. The composition of investments was as follows: U.S. Treasury securities (36.5%); securities issued by agencies and instrumentalities of the United States Government (28.3%); mortgage-backed securities and collateralized mortgage obligations (4.3%); repurchase agreements collateralized by the aforementioned (5.0%); municipal securities (0.0%); and corporate and asset-backed securities, including money market securities (25.9%). The portfolio had a current yield of 0.35% and an effective duration of 0.50 years.

The Commonwealth’s investments are currently categorized into three investment pools; the Short Term, Limited Term, and the Intermediate Term Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short Term Pool consists primarily of the General Fund and related accounts. The Limited Term Pool is a money market like pool which focuses on principal protection for certain agency funds. The Intermediate Term Pool represents a combination of Agency Fund investments, state held component unit funds, fiduciary funds held for the benefit of others, and also bond proceeds for capital construction projects, held until spent for their intended purpose. Bond proceeds were previously invested separately until July 2010 when they were added into the Intermediate Term Pool to provide additional economies of scale. The Commonwealth engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The SIC expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over the counter treasury options, interest rate swaps, mortgage—backed securities, collateralized mortgage obligations and asset—backed securities.

The Commonwealth has had a securities lending program since the mid-1980s. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102 percent of “Eligible Collateral,” marked to market daily. “Eligible Collateral” is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent, Deutsche Bank, lends the Commonwealth’s treasuries and agencies, takes the cash received from the loan and invests it in Eligible Collateral authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the Commonwealth.

KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker’s Acceptances and Certificates of Deposit are limited to $25 million per issuer and a stated final maturity of five years or less. Money market securities rated Al P1 or higher are limited to 20 percent of the investment pools. Asset-Backed Securities (“ABS”) are limited to 20 percent of the investment pools. Mortgage-Backed Securities (“MBS”) and Collateralized Mortgage Obligations (“CMO”) are also limited to a maximum of 25 percent of the investment pools. ABS, MBS and CMO must have a weighted average life of four years or less at time of purchase. Changes have been proposed for these regulations which generally would tighten the securities eligible for purchase while allowing a larger position in certain of those security types.

Economic Conditions and Outlook

Risks Relating to COVID-19

On March 6, 2020, Governor Andy Beshear issued an Executive Order declaring a State of Emergency in Kentucky to provide an immediate response to the novel coronavirus (COVID-19) emergency in the Commonwealth. On March 11, 2020, the Governor recommended social distancing for everyone, advised that all community gatherings should be cancelled or postponed and encouraged all businesses to allow employees to work from home if possible. And on March 25, 2020, the Healthy at Home initiative was issued under a Gubernatorial Executive Order to protect the health and safety of Kentuckians and mitigate the spread of COVID-19, effective during the duration of the State of Emergency or until rescinded (the “Healthy at Home Order”). The Healthy at Home Order directs that only Life-Sustaining Businesses may remain open and encourages all Kentuckians stay Healthy at Home except in extremely limited circumstances. Individuals are encouraged to only leave their residence to seek medical attention, work, care for family or household members, obtain goods and services like groceries and prescriptions, and engage in outdoor activity with strict social distancing requirements. To further protect the health and safety of the citizens, travel restrictions were implemented by an April 2, 2020 Executive Order instructing Kentucky residents not to travel into any other state and residents of any state other than the Commonwealth of Kentucky may not travel into Kentucky with limited circumstance exceptions for both.

It is expected that additional actions will be taken by Commonwealth, federal and local governments and private entities to mitigate the spread of and impacts of COVID-19. For example, service sector workers and others who cannot telework may see reduced hours or layoffs due to reduced business demand, and supply shortages may increase. Depending on the length and breadth of the impact of COVID-19, the effect on the economy of the Commonwealth may be significant. The long-term and short-term capital markets have experienced significant deterioration in value and volatility, which can affect the liquidity and results of operations of companies in the Commonwealth, the Commonwealth’s economy as a whole and could materially affect the levels of the Commonwealth’s revenues for the current and future fiscal years.

The duration and extent of the impact of COVID-19 on the Commonwealth’s revenues, expenses and cashflow are uncertain and cannot be quantified with any degree of certainty at this time. For the current fiscal year, the Stay at Home Order will likely result in a negative revenue impact forcing budget reductions of a yet unknown magnitude. The Governor has extended the due date for certain Kentucky tax payments to July 15 from the normal April 15 date. Any income tax payment due April 15 may now be submitted on or before July 15 without penalty. Likewise, for the upcoming biennium, the duration and extent of the impact of COVID-19 make any predictions uncertain. In anticipation of a potential significant reduction in general fund revenues and cash balances, the Kentucky General Assembly adopted for the first time in history a one-year budget for the Commonwealth in lieu of the traditional two-year biennial budget.

National Economy

According to key economic indicators, the US economy continues to stand on relatively firm ground as we enter the second quarter of fiscal year 2020. The national outlook over the next three fiscal quarters includes GDP growth converging to 2.1 percent. The forecast expects a slowing of real GDP growth in the second, third, and fourth quarters of fiscal year 2020. The notable slowdown is largely due to the lagged effects of the newly announced tariffs on China’s exports to the US.

Effective October 1, an increase from 25 percent to 30 percent tariff rate on the imports from China that are currently subject to Section 301 tariffs. In addition, the US imposed a 15 percent tariff effective September 1 and December 1 on the majority of all remaining imports from China. The new policy includes tariffs on solar panels, metals, and a 30 percent tariff on 44 percent of the goods imported from China. Lastly, the new policy includes a 15 percent tariff on most of the remaining goods imported, of which implementation will occur in a two-phased approach.

Real investment is expected to decline 1.2 percent in the final three quarters of fiscal year 2020 compared to the same periods in the prior fiscal year. Real investment has weakened amid the persistent trade disputes due to softening businesses investments. In contrast, the forecast for real consumption calls for growth of 3.0 percent over the next three fiscal quarters. The continued growth in consumer expenditures is a result of household income gains and consumer confidence. The forecast supports solid consumer spending for the remaining quarters of fiscal year 2020, reinforced by modest increases in personal income and low interest rates.

However, the three-quarter forecast of the national economy contains risks that limit the upside potential of the economy. Waning fiscal stimulus and a reversal of monetary easing beginning in late fiscal year 2020 limit the ability of the US government to apply aggressive countercyclical fiscal and monetary policy if a downturn materializes. As long-term interest rates drift upward, the strength of the consumer sector will likely soften. Also, as the US economy nears full employment, growth in labor income will be limited, thus curtailing consumer spending as a means to provide economic stimulus.

Inflation for items other than food and energy has remained stable, running slightly above two percent on a year-to-year basis. The absence of volatility in part is due to relatively flat oil prices and a continued strong dollar. Trade tension is expected to temporarily boost inflation for the remainder of the fiscal year. Core Personal Consumption Expenditures inflation is projected to rise 0.4 percentage points to 2.7 percent by the fourth quarter of fiscal year 2020.

The unemployment rate has hit a fifty-year low, declining 0.2 percentage point to a cyclical low of 3.5 percent in September. The last time the unemployment rate was reported at a 3.5 percent low dates back to December 1969. As employment gains continue to slow and GDP drops below trend, the forecast calls for an upward drift in unemployment for the later part of fiscal year 2021. Overall, moderate deceleration in the pace of employment gains suggest the labor market could be heading towards it peak.

Kentucky Economy

The Kentucky economic outlook is a mixture of projected weak employment growth coupled with relatively strong growth in personal income and wages. Statistically, our General Fund taxes are linked more closely with the income-side variables (especially wages and salaries) rather than the employment trends. Despite the lackluster employment performance detailed below, personal income is faring slightly better primarily due to the tight labor markets. Stated differently, as the unemployment rate trends toward full employment, the supply of qualified workers becomes more scarce. When that occurs, it puts upward pressure on wages and the income statistics show better growth patterns.

The Commonwealth entered the first quarter of fiscal year 2020 with an employment gain, increasing by an additional 19,800 jobs or a 1.0 percent change compared to the first quarter of fiscal year 2019. In terms of adjacent-quarter growth, the employment gain in the first quarter of fiscal year 2020 marked the ninth consecutive quarter of growth in total nonfarm employment. During this span, Kentucky witnessed an aggregate net increase of 33,200 Kentucky jobs in fiscal year 2018, fiscal year 2019, and first quarter of fiscal year 2020. While positive, total employment has continued to experience lackluster growth since the end of the last recession.

The correct slowdown in employment growth is partly due to a tightened labor market as employment reaches maximum capacity across the US. A downward trend in Kentucky unemployment has been observed since January 2010. Most recently, Kentucky’s seasonally adjusted preliminary August 2019 unemployment rate was 4.4 percent, up from 4.3 percent reported for July 2019. The preliminary August 2019 jobless rate was unchanged from the 4.4 percent recorded for the Commonwealth in August 2018.

Looking ahead, state-level employment gains should slightly lag the national average for the remaining quarters of the fiscal year. While a subtle uptick in non-farm employment is expected, lethargic Kentucky employment growth will persist well into the outlook periods. Total non-farm employment is anticipated to gain 14,500 non-seasonally adjusted jobs, a 0.7 percent increase. The 0.7 percent average growth forecasted over the second, third and fourth quarters is a slight slowdown from the 0.9 percent growth averaged over the same periods one year prior.

Growth in the goods producing sector is expected to be weakest of overall non-farm employment, netting a 0.2 percent job loss across the outlook span. More specifically, the construction supersector forecast calls for tepid yet somewhat volatile growth throughout the last three quarters of the fiscal year. The adjacent-quarter growth rate for the first quarter of FY20 was (0.2) percent, with adjacent quarter growth rates of 0.4, (0.1), and 0.2 percent forecasted for the three quarters of the fiscal year, respectively.

The 0.7 percent change reflected in the outlook forecast represents a total gain of 500 construction jobs compared to the second, third and fourth quarters of fiscal year 2019. To further compound an already volatile market, current international trade disputes have the potential to hike construction and material costs, which could negatively influence Kentucky’s market demand and economic conditions.

Another challenge presented in the economic outlook is the anticipated reduction to manufacturing employment. Of the 4,500 manufacturing-related facilities located within the state, roughly 254,000 Kentuckians hold employment, representing roughly 13 percent of the total non-farm workforce. The forecast anticipates a loss of approximately 1,200 of these manufacturing jobs over the final three quarters of fiscal year 2020, compared to same periods one year prior. The manufacturing sector plays a key role in Kentucky’s economy, making up 18.5 percent of state gross domestic product. Any turbulence experienced within the manufacturing industry has the potential to slow economic growth within the Commonwealth.

Shifting focus to the rosier portion of the sectoral analysis, both the service-providing and government employment sectors are on track to gain 12,200 and 2,800 jobs, respectively. These prospective increases represent a 0.9 percent change for each of the employment sectors. In percentage and absolute terms, business services employment grew the quickest, making it the bright spot of the economic outlook. Drilling down a bit further, of the 12,200 additional jobs in the service-providing sector, approximately eighty percent of the forecasted growth is expected to occur within the business services supersector and the leisure and hospitality service supersector.

In contrast to the overall stagnant employment gain, the momentum in personal income growth is projected to continue through the end of the fourth quarter of fiscal year 2020. Kentuckians’ personal income is poised to grow 4.8 percent over the forecast horizon. In fact, personal income growth is expected to outpace the national personal income growth projections by 0.1 percentage points. Holding pace with personal income, the wages and salaries component of personal income is expected to grow 4.4 percent in the second, third and fourth quarters of fiscal year 2020 compared to the same periods in the prior year. The expected increase in wages and salaries ties directly to the tightened labor market. In effort to attract skilled workers, hiring firms must competitively bid wages

Long-Term Financial Planning

Debt financing of the Commonwealth is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of the Commonwealth and is either a general obligation of the state or a lease revenue obligation of an issuing agency created by the Kentucky General Assembly to finance various projects subject to state appropriation for all or a portion of the debt service on the bonds. Non-appropriation or moral obligation debt carries the name of the Commonwealth for the benefit and convenience of other entities within the state. This type of indebtedness is a special obligation of the issuer, secured and payable solely from the sources pledged for the payment thereof and does not constitute a debt, liability, obligation, or pledge of the faith and credit of the Commonwealth.

Major Initiatives

Fiscal year 2019 was the second fiscal year of the Commonwealth’s 2018-20 biennial budget period. The Commonwealth of Kentucky is one of three states that enact a biennial budget in an even-numbered year; meaning that the fiscal year 2019 and 2020 budgets were enacted in the 2018 Regular Session of the Kentucky General Assembly. General Fund revenue exceeded the officially revised estimate by 1.7 percent, or $194.5 million, in fiscal year 2019. With a combination of other lapses and uses, the Commonwealth of Kentucky ended fiscal year 2019 with a General Fund surplus of $130.1 million with $70 million designated to the Medical Insurance Fund of the Teacher’s Retirement System and the remaining $60.1 million designated to the Nonhazardous Pension Fund of the Kentucky Employees Retirement System. Road Fund revenues exceeded the official revenue estimate by 4 percent, or $59.5 million. The combination of excess revenues and other spending lapses resulted in a Road Fund surplus of $75.2 million, which was appropriated to the State Road Construction Account to support projects in the 2018-2020 Biennial Highway Construction Program. In fiscal year 2019, General Fund spending increased by 2.9% and Road Fund spending increased by 6.9%.

The General Fund spending growth was focused in Medicaid (80% of spending growth) and criminal justice (8% of spending growth). Outside of those areas, spending in most other areas declined for the tenth consecutive fiscal year. Many areas of the government have incurred significant budget reductions since fiscal year 2008. The Road Fund spending growth was result of increased spending for programs including County Road Aid, Rural Secondary Aid, Municipal Road Aid, and Energy Recovery Road.

Fiscal year 2019 marked the fifth year since changes were made to pension benefits provided by the Kentucky Employees Retirement System. In fiscal year 2019, the actuarially defined contribution for state employees was fully funded and 98% of the actuarially defined contribution for the Teachers’ Retirement System was funded.

In spite of the additional funding provided in FY 2019, the overall status of the pension plans has continued to be a concern. To address this crisis, in fiscal year 2017 the Commonwealth began consideration of additional pension reforms. The Administration and the Legislature will continue to consider various proposals that would improve the status and affordability of the plans.

In an effort to control costs in fiscal year 2019, the Commonwealth continued the managed care arrangements in the Medicaid program. The increases in Medicaid costs, increased funding for criminal justice, and increased pension funding required significant spending restraint in other areas of government.

Other policy initiatives during fiscal year 2019 included reduced spending in many areas of government, continued implementation of workforce development grants for capital projects, increased funding for student education assistance, continuation of the “Cut the Red Tape” regulatory reform initiative, implementation of the legislation adopting the recommendations of the Kentucky Council on Criminal Justice Reform, passing legislation that further clarifies the rules for the Commonwealth to enter into financial arrangements with private businesses (Public Private Partnerships), and continued implementation of performance funding formula for the Commonwealths nine Postsecondary institutions.

The Commonwealth’s capital program for the 2018-2020 biennial period included $1,047.7 million in bond-funded projects. That amount is about 25% below the average for the previous eight biennial budgets. Capital expenditures during fiscal year 2019 were about $681 million from all fund sources, up from $938 million in the previous fiscal year. Those figures exclude capital expenditures on roads and bridges that are separate from the capital budget. Approximately 42% of the $1,047.7 million of new debt authorized in the 2018-2020 biennial period is General Fund supported, and the rest is Agency Fund supported. The Commonwealth’s public postsecondary institutions share of newly authorized debt is just over half at 56%, consisting mostly of agency fund supported bonds. State support of local K-12 school construction projects and deferred maintenance and renovation projects for various Executive Branch agencies made up approximately 7-8% of total General Fund supported bond projects respectively.

Financial Highlights- Primary Government

Government-Wide Highlights

The liabilities and deferred inflows of the Commonwealth’s governmental activities exceeded its assets and deferred outflows at fiscal year ending June 30, 2019, by $15.13 billion, an increase in net position of $2.6 billion related to current year activity. Assets of the Commonwealth’s business-type activities exceeded liabilities by $907.4 million, an increase in net position of $63.6 million related to current year activity. Total net position increased by $2.6 billion to ($14.2) billion.

The assets of component units exceeded liabilities at fiscal year ending June 30, 2019, by $9.8 billion, an increase of $625 million related to current year activity.

There were fluctuations in Governmental Activities; these fluctuations will be discussed by fund under the section titled Financial Analysis of the Commonwealth’s Individual Funds.

Fund Highlights

As of the close of fiscal year 2019, the Commonwealth’s governmental funds reported combined ending fund balances of $2.4 billion, a net increase of $10 million in comparison with the prior year. Approximately 79.4 percent or $1.9 billion of the ending fund balance is restricted. There is unrestricted

(committed, assigned, or unassigned) fund balance of $427.4 million available for spending either at the government’s discretion or upon legislative approval.

Enterprise funds reported net position of $907.4 million, of which $1 billion was restricted or invested in capital assets and the balance of ($131) million was unrestricted.

Long-Term Debt

The Commonwealth’s total long-term debt obligations (bonds and notes payable) decreased by $654 million to $7.1 billion during the current fiscal year.

Government-Wide Financial Analysis

Net Position

Net position may serve as a useful indicator of a government’s financial position. The Commonwealth’s combined net position (governmental and business-type activities) totaled ($14.2) billion at the end of fiscal year 2019, as compared to ($16.8) billion at the end of the previous year.

The largest portion of the Commonwealth’s net position, $23.6 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.

The second largest portion of the Commonwealth’s net position, totaling $2.2 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth’s discretion. However, the unrestricted balance is ($40.1) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 16 to the financial statements) on the statement of net position.

Changes in Net Position

The revenues and expenses information was derived from the government-wide Statement of Activities and reflects how the Commonwealth’s net position changed during fiscal year 2019. The Commonwealth received program revenues of $15.7 billion and general revenues (including transfers) of $13.4 billion for total revenues of $29.1 billion during fiscal year 2019. Expenses for the Commonwealth during fiscal year 2019 were $26.5 billion, which resulted in a total increase of the Commonwealth’s net position in the amount of $2.6 billion, net of contributions, transfers and special items.

Governmental Activities

During the fiscal year, the change in net position resulted in an increase from the previous year. The increase in net position of governmental activities was $2.6 billion. Approximately 47.8 percent of the governmental activities’ total revenue came from taxes, while 43.5 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

Business-Type Activities

Business-type activities increased the Commonwealth’s net position by $62.6 million. Program revenues generated by the operations of the State Parks and the Kentucky Horse Park were not sufficient to cover program expenses. General revenues were needed to support expenses of these programs. Program revenues generated by the operations of the Kentucky Public Employees Health Plan, Insurance Administration and Unemployment Compensation were sufficient to cover program expenses.

Overall Analysis

Financial highlights for the State as a whole during fiscal year ended June 30, 2019, include the following:

•
The liabilities of the State’s governmental activities exceed assets (net position) at the close of the fiscal year. Liabilities exceeded assets by $15.13 billion and the State’s business-type activities now have assets that exceed liabilities (net position) by $909.4 million.

•
The State’s total net position increased during the year by $2.6 billion. Net position of governmental activities increased by $2.6 billion, while net position of business-type activities increased by $62.6 million.

•	The net position of the governmental activities continues to be a negative because of the implementation of GASB 68, 71 and 75.

Financial Analysis of the Commonwealth’s Individual Funds

At June 30, 2019, the Commonwealth’s governmental funds reported combined ending fund balances of $2.4 billion, a net increase of $10 million in comparison with the prior year. $72 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $1.9 billion is restricted for certain purposes and is not available to fund current operations. The $427 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.

General Fund

The General Fund is the primary operating fund of the Commonwealth. The fund balance at June 30, 2019, was $233 million. The balance reported reflects an increase of $289 million from the previously reported amount. The major factor for the increase in fund balance was increased tax revenue and the reduction of KTRS Pension and Other Post Employment Liabilities.

The fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $7.4 million represents the non-spendable amount.

Major Special Revenue Funds

The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $739 million from the previous year, a change of 5.2 percent. Expenditures increased by $636 million from the previous year, a change of 4.6 percent. The Transportation Fund experienced a slight increase in revenues and an increase in expenditures, resulting in a decrease in fund balance of $25.3 million.

Proprietary Funds

The Commonwealth’s proprietary funds reported net position of $747 million, which included $909.4 million in the enterprise funds and ($162.2) million in the internal service funds. This is a total increase in net position of $17 mil¬lion from the previous year. This change in net position involved mainly from one fund, the Insurance Administration Fund which had an increase of $130.7 million for the 2019 fiscal year. This change is due to a decrease in the short and long-term claims liability.

General Fund Budgetary Highlights

During the year, the official revenue forecast for the General Fund increased. General Fund revenues, for the year, were more than the final budgetary estimates by approximately $196 million. Actual expenditures for the year were approximately $124 million less than the final budgeted amount.

Capital Asset and Debt Administration

Capital Assets - The Commonwealth’s investment in capital assets for its governmental and business-type activities as of June 30, 2019, amounts to $27.3 billion, with accumulated depreciation of $1.6 billion, leaving a net book value of $25.7 billion. This investment in capital assets includes land, improvements, buildings, equipment, and construc¬tion in progress, infrastructure and intangibles. Infrastructure assets are normally immovable and of value only to the Commonwealth, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items.

The total increase in the Commonwealth’s investment in capital assets for the current fiscal year was about 1.9 percent in terms of net book value. However, actual expenditures to purchase or construct capital assets were $1.4 billion for the year. Most of this amount was used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $123.2 million. Additional information on the Commonwealth’s capital assets can be found in Note 6 of the “Notes to the Financial Statements” of this report.

Infrastructure Assets – The Commonwealth has elected to utilize the “Modified Approach” as it relates to guidelines set forth in GASB Statement Number 34. Under this alternative method the Commonwealth expenses certain main¬tenance and preservation costs and does not report depreciation expense. Assets accounted for under the modified approach include nearly 63,836 lane miles of roads and approximately 9,033 bridges that the Commonwealth has responsibility for maintaining.

•	There have been no significant changes in the condition level of infrastructure assets.

•	The asset condition level established by the Commonwealth has approximately been met and exceeded for the past ten years.

Debt Administration - The Office of Financial Management as established in KRS 42.4201, is responsible for the oversight of the Commonwealth’s debt. The Office develops a long-term debt plan including criteria for the issuance of debt and an evaluation of the total state debt to be incurred. Debt is issued through the State Property and Buildings Commission and the Kentucky Asset/Liability Commission.

The Commonwealth of Kentucky’s bonded debt decreased by $484 million to $6.3 billion, a 7.1 percent decrease during the current fiscal year. The major factors in this decrease is a result of the refunding of old issues by the FY19 new issues. The remaining liability on the retired bonds plus the FY19 principle payments on the remaining bonds outstanding were greater than the FY19 issues for new projects. No general obligation bonds were authorized or outstanding at June 30, 2019. Additional information on the Commonwealth’s long-term debt obligations can be found in Note 16 of the notes to the financial statements of this report.

During the fiscal year there were no changes in credit ratings by Moody’s Investors Service, Standard & Poor’s Rating Services, Fitch Ratings, Inc., or Kroll Bond Rating Agency. The current ratings on Kentucky’s General Obligation debt (though none is outstanding) are Aa3 by Moody’s; AA- by Fitch; A by Standard and Poor’s; and AA- by Kroll. The current ratings by debt service on Kentucky’s General Fund appropriation supported debt are as follows: A1 by Moody’s; A+ by Fitch; A- by Standard and Poor’s; and A+ by Kroll. The Kroll rating dated September 26, 2019, was the first rating sought by the Commonwealth from this rating agency.

Additional Information About the Kentucky Economy

The United States government declared a public health emergency as of January 27, 2020 for the novel coronavirus (COVID-19). Subsequently, the Centers for Disease Control and Prevention identified the public health threat as high and person-to-person spread will continue in the United States. On March 6, 2020, Governor Andy Beshear declared that a state of emergency existed in the Commonwealth. To prevent the spread of the COVID-19 virus in Kentucky, Governor Beshear issued a series of orders directing mitigation efforts to “flatten the curve” of the number and rate of infections. Those actions and similar ones taken by other Governors and throughout the world have dramatically affected state, national, and global economies. The depth and duration of the resulting economic recession will depend primarily on the capacity and execution of further mitigation, testing, and containment actions sufficient to re-open businesses and phase-in an economic recovery.

With such economic uncertainty, this report includes two revenue forecast scenarios, a “control” and a “pessimistic” forecast. The duration of COVID-19 cases and the national economic assumptions behind them are based on forecasts provided by IHS Markit, a global economic forecasting firm. The control forecast assumes that the COVID-19 cases will peak in the current quarter (April-June), with new cases dwindling to low enough numbers by early in the next quarter (July-September) to permit a limited relaxation of social distancing mandates. The pessimistic forecast assumes that it will take much longer to bring COVID-19 under control, extending the peak slightly beyond the second calendar quarter of 2020 with a concomitant increase in the period of social distancing. The pessimistic forecast estimates steeper declines in many economic components, such as personal income, consumer spending, and output.

FY20 Revenue Shortfall and First Two Quarters of FY21

The General Fund revenue shortfall for FY20 is projected to range from $318.7 to $495.7 million. These figures reflect a 3.8 to 4.7 percent revenue shortfall compared to the official estimate of $11,448.2 million. Fourth quarter General Fund receipts are estimated to range from 18.2 to 23.7 percent less than fourth quarter receipts in FY19. The Road Fund revenue shortfall is projected to range from $116.4 to

$194.6 million, reflecting a 7.5 to 12.5 percent revenue shortfall compared to the official estimate of $1,551.8 million. Fourth quarter Road Fund receipts are estimated to range from 36.8 to 55.2 percent less than the prior year. The projected downturn in revenues is remarkable in the overall magnitude, but equally so in the swiftness in which it will impact the General Fund and Road Fund.

General Fund growth through the first three quarters of FY20 was a solid 3.9 percent, with growth rates increasing in each quarter. The third quarter growth rate may have been tempered by a few accounts which were already experiencing a decline due to depressed economic activity in March. For most tax accounts, however, April collections reflect March economic activity. The declining economic activity which began in March will appear in April receipts. Receipts are expected to soften in the month of April before getting dramatically worse in May and June.

General Fund revenues in the first half of FY21 are expected to fall another 10.5 to 17.2 percent. In the control scenario, nearly all major accounts are expected to decline in the first two quarters of FY21. The two largest percentage declines are in the sales and use account, which is expected to fall 13.8 percent, and the business taxes, with an expected decline of 43.3 percent. The pessimistic scenario has deeper declines in these two accounts, but it also contains a projected loss of 18.6 percent in the individual income tax.

The most recent observations in the state and national economy show some weakness. According to the U.S. Labor Department, over 500,000 Kentuckians have filed for unemployment benefits in the past five weeks. To put that in perspective, roughly 25 percent of Kentucky’s workforce is currently without employment. Real Gross Domestic Production (real GDP) rose by 0.7 percent in the third quarter of FY20. This is a significant reduction in growth compared to the last six quarters, where quarter-compared-to-same-quarter-last-year growth was over 2.1 percent per quarter. On an adjacent-quarter basis, real GDP fell by 0.9 percent compared to the second quarter.

Nationally, both the control and pessimistic forecasts assume a three quarter recession, starting in the third quarter of FY20. Additionally, the forecast assumes consumers are more reticent to bounce back to normal consumption patterns. Year-over-year GDP growth in the pessimistic scenario is anticipated to drop to 16.4 percent in the fourth quarter of FY20, and decline by 21.6 percent in the first and second quarters of FY21. By historical standards these rates of decline are quite severe.

Revenue and Economic Outlook – Third Quarter, 2020 Fiscal Year

General Fund. The revenue forecasts discussed below were prepared using the April 2020 economic forecasts from both IHS Markit and the Kentucky MAK model. Given the unprecedented COVID-19 public health crisis, the economic and revenue forecasts contain significant uncertainty. The duration of COVID-19 cases and the national economic assumptions behind them are based on forecasts provided by IHS Markit, a global economic forecasting firm. The control forecast assumes that the COVID-19 cases will peak in the current quarter (April-June), with new cases dwindling to low enough numbers by early in the next quarter (July-September) to permit a limited relaxation of social distancing mandates. The pessimistic forecast assumes that it will take much longer to bring COVID-19 under control, extending the peak slightly beyond the second calendar quarter of 2020 with a concomitant increase in the period of social distancing.

The General Fund is expected to decline in the fourth quarter of FY20 at a rate of 18.2 percent compared to the fourth quarter of FY19 in the control scenario. Growth through the first nine months of FY20 was 3.9 percent. Revenues for the entire FY20 are projected to be $11,129.5 million, a 2.3 percent annual decline. Compared to the recently enacted General Fund estimate of $11,448.2 million, FY20 projected revenues will fall $318.7 million short of the estimate. General Fund revenues in the first half of FY21 are expected to fall another 10.5 percent.

In the pessimistic scenario, the revenue shortfalls are deeper than the control forecast. The General Fund is expected to decline 23.7 percent in the fourth quarter of FY20 compared to the fourth quarter of FY19, leading to a potential revenue shortfall of $495.7 million in FY20. Following the pessimistic scenario into the first two quarters of FY21, General Fund revenues in FY21 are expected to fall another 17.2 percent.

Every major category of taxes is expected to decline in the fourth quarter. The largest General Fund revenue source, the individual income tax, is expected to decline 4.8 percent in the fourth quarter of FY20. The downturn is expected to plunge further in FY21, with an anticipated 5.2 percent rate of decline in the first half of FY21. In the pessimistic scenario, the fourth quarter decline deepens to 13.0 percent followed by an 18.6 percent decline in first two quarters of FY21. The sharp rates of decline in the individual income tax emanate primarily from the Kentucky MAK model forecast for wages and salaries in the Commonwealth. In the control scenario, Kentucky wage and salary income falls 11.7 percent in the first half of FY21 with a much steeper decline of 37.4 percent in the pessimistic scenario.

In addition to falling withholding due to the declines in Kentucky wages and salaries, the fourth quarter of FY20 will endure some monthly timing changes within the quarter for the other components of the individual income tax. The due dates for both final returns and estimated payments will shift from April to July pursuant to a proclamation from Governor Beshear on March 20, 2020, which was later codified by the General Assembly in SB 150. This order shifts the estimated payments normally due on April 15th and June 15th to July 15th. Despite the shift in the due dates, the receipts will be recorded as FY20 receipts. The same deadline change applies to final returns from Tax Year 2019 that were previously due on April 15th.

Since the expansion of the tax base to include more services and remote sales in 2018 and 2019, the sales and use tax has been a main contributor to General Fund growth in Kentucky. This revenue source climbed 9.2 percent in FY19 and was up another 6.7 percent through the first nine months of FY20. However, appropriately strict social distancing mandates due to the COVID-19 virus has suppressed consumer spending, the epicenter of sales tax activity. The forecast calls for sales and use taxes to decline 18.1 percent in the fourth quarter of FY20 followed by a 13.8 percent decline in the first half of FY21. If the economy tracks the pessimistic course, then the fourth quarter decline would escalate to 20.4 percent with an additional 16.4 percent drop in the first two quarters of FY21. In terms of variations from the official enacted estimates, the sales tax is expected to fall short by $186.8 to $210.7 million for FY20.

Beginning July 1, 2019, online sales platforms are now required to collect and remit Kentucky sales tax on transactions they facilitate for sales into the Commonwealth from third party sellers. Collection requirements apply based upon on the same economic standard as remote retailers ($100,000 in gross receipts or 200 or more separate transactions from sales into Kentucky annually). While this additional source of revenue picks up some of the loss in sales tax revenues from main street retailers, the fall in demand for consumer expenditures creates a larger wave than can be stemmed by the marketplace provider language.

Aside from a temporary timing issue, property tax revenues are expected to end FY20 with growth of 1.5 percent in the control scenario and 0.4 percent in the pessimistic scenario. Compared to the enacted estimate for FY20, property taxes are expected to fall short of the mark by between $0.2 million and $7.7 million in the pessimistic scenario. The timing issue involves collections of the motor vehicle property tax, which is one of the main sources of property tax revenues in the fourth quarter of FY20. Due to the closure of most county clerks offices across the Commonwealth, there could be some temporary delays in receiving a portion of the motor vehicle property tax. In general, however, the property tax category of receipts are relatively immune from the effects of the public health crisis since overall valuations of real and tangible property will be largely insulated from its economic effects.

Business taxes, on the other hand, will be greatly impacted in the fourth quarter of FY20 as well as the first half of FY21. The corporation income tax and the limited liability entity tax (LLET) are estimated in combination due to the interplay between the payment of the LLET and the associated credit against the income tax liability. Year-to-date business tax receipts have fallen 15.9 percent through the first three quarters of FY20, primarily due to larger than normal refund activity. Business tax activity in the fourth quarter of each fiscal year is dominated by the estimated payments that are usually due in the months of April and June for calendar year filers. These estimated payments are forward looking; meant as prepayments for taxable income for tax year 2020. Taxable business income in 2020 is expected to be greatly impacted by the current economic recession, as witnessed by the sizable drop in projected corporate profits. Projected fourth-quarter rates of decline range from 68.2 percent in the control scenario to 79.1 percent for the pessimistic outlook. These declines correspond to variations from the enacted estimate between $107.8 million and $142.7 million in FY20. Corporate profits are expected to remain depressed through the forecasting horizon in FY21.

The official enacted estimate for lottery collections is $271.0 million for FY20, but fourth quarter dividends are expected to fall short of expectations due to declining sales because of social distancing and reduced retail activity. Both estimate scenarios call for $255.4 million in FY20, a mark $15.6 million short of the official estimate. In FY21, continued social distancing and consumer reticence is expected to yield a lottery dividend of $119.0 million for the first half of FY21, representing a 13.7 percent decline in General Fund receipts.

Cigarette tax receipts in FY19 were profoundly impacted by the change in the rate of taxation from $0.60 per pack to $1.10 per pack. Tax receipts swelled to $353.5 million in FY19 for growth of 66.9 percent. Year-to-date collections in the cigarette tax are up 2.8 percent. Receipts are expected to retreat by 3.0 percent in the final quarter of FY20 to end the year at $357.9 million. In FY21, the downward trend in smoking is expected to continue, with rates of decline ranging from 3.4 percent in the control forecast to 4.8 percent in the pessimistic scenario. Both cigarette and alcohol taxes are expected to show some resilience in the face of the COVID-19 pandemic.

Year-to-date coal severance receipts have fallen 27.0 percent through the first nine months of FY20. Collections are anticipated to fall an additional 45.9 percent in the fourth quarter of FY20 and end the year at $62.7 million, a sum that is $6.8 million higher than the enacted estimate of $55.9 million. The coal severance tax is expected to further decline by 12.7 percent to 15.5 percent in first half of FY21. Coal severance receipts have fallen from an all-time high of $298.3 million in FY12 to a projected $62.7 million in FY20, an all-time low.

The Other category contains dozens of miscellaneous accounts, which make up the remainder of the General Fund. Insurance premium tax, bank franchise tax, and the telecommunication tax are the three largest accounts in the Other category. The Other category of taxes is expected to fall 28.0 percent during the final quarter of FY20, leading to a current year shortfall of $9.0 million. The largest declining account in the fourth quarter is abandoned property, which saw extremely high growth in FY19 due to the sale of abandoned securities. Notwithstanding the expected decline in FY20, growth is expected to be between 2.3 percent and 3.9 percent through the forecasting horizon in FY21. Many of the taxes in this collection of accounts will be countercyclical, meaning that tax receipts will go up as the general level of economic activity wanes. Two such taxes are alcoholic beverage taxes and the telecommunications tax, which now includes streaming video services due to the tax law change in 2019.

Road Fund.  Much like the General Fund, the outlook for the Road Fund is highly correlated with the public health emergency. Therefore, just as with the General Fund, a control and pessimistic forecast was performed in FY20 and the first half of FY21 for the Road Fund.

Both forecasts follow the same general pattern. Revenues will decline sharply in the fourth quarter of FY20 and decline less sharply in the first half of FY21. While the revenue situation in the first six months of FY21 will be an improvement relative to FY20 fourth quarter, collections will still decline compared to the first half of FY20. The difference between the two economic forecasts is that under the pessimistic scenario, the revenue situation will be worse than in the control for the entirety of the forecast horizon.

After growing 2.2 percent through the first nine months of the fiscal year, Road Fund revenues are expected to drop precipitously in the fourth quarter of FY20. The decline is projected to be 36.8 to 55.2 percent, as the impact from the economic downturn will be felt across all components of the Road Fund. Looking ahead, the two forecasts begin to converge as the rate of growth in revenue is much the same under both forecasts. Growth rates for the first three quarters of FY20 have been 1.1 percent, 1.1 percent, and 4.6 percent, respectively. The fourth quarter revenue decline will result in a budget shortfall of between $116.4 million and $194.6 million for FY20.

Motor fuels tax collections exhibit a lag as receipts in a particular month reflect economic activity from the prior month. Therefore, the receipts impact of COVID-19 will first show up in May receipts which will limit the fourth quarter drop in revenue. Collections are forecasted to decline from 33.6 to 52.1 percent over the final quarter of FY20. Receipts will decline modestly over the first two quarters of FY21 as the effects of COVID-19 abate and the recovery begins to take hold.

Motor vehicle usage tax collections are close to contemporaneous as monthly receipts generally reflect economic activity from the same time period. Collections in this account have grown 6.2 percent in the first three quarters of the fiscal year but are expected to decrease 52.5 percent to 72.1 percent in the fourth quarter. Looking ahead to FY21, revenues will decline but at a much more tempered rate. Receipts are forecasted to drop between 5.7 percent and 7.6 percent in the first half of FY21.

To estimate the growth of all other components of the Road Fund, officials of the Kentucky Transportation Cabinet and staff of the Governor’s Office for Economic Analysis together assessed recent growth patterns as well as administrative and statutory factors.

Another aspect of Kentucky’s response to COVID-19, an executive order extended the renewal dates for drivers’ licenses, license plates, registration renewals, handicap parking permits and the like for 90 days. For forecasting purposes, this means that some revenue that normally would have been collected in FY20 will spill over into FY21. Determining a spillover amount is difficult as taxpayers have the option of renewing licenses online instead of waiting for the appropriate offices to reopen.

Motor vehicle license taxes are forecasted to fall approximately 10 percent to 17 percent in the final quarter of FY20 before increasing in the first half of FY21 under both economic scenarios. Motor vehicle operators’ licenses are projected to follow a similar path to motor vehicle license collections with revenue decreases over the remainder of the fiscal year before increasing in the first two quarters of FY21.

Weight distance tax revenue is expected to fall approximately 26 percent to 60 percent in the final quarter of the fiscal year. Collections in this account are expected to continue to decline through the second quarter of FY21.

Income on investments is expected to drop significantly, as the sharp declines in revenue will reduce investible balances to extremely low levels.

All Other revenues have decreased 13.9 percent during the first three quarters of the current fiscal year. Receipts in this revenue category are expected to decrease 20 percent to approximately 35 percent in the final quarter of the year but increase anywhere from 3.0 percent to 4.6 percent over the remainder of the forecast horizon.

National Economy Outlook – Third Quarter, 2020 Fiscal Year

The national economic outlook for the third quarterly report of FY20 is undoubtedly the most abrupt quarterly change ever encountered. The United States government declared a public health emergency as of January 27, 2020 for the novel coronavirus (COVID-19). The most significant threat presented by the COVID-19 pandemic is the health risks it poses due to its ease of transmission and fatality rate. For the purposes of this report, however, concentration is centered on the economic effects that lie in the wake of the pandemic.

To flatten the curve and disrupt the accelerated spread of the coronavirus, social distancing mandates have been widely enforced by federal and state officials, including mandated shutdowns of nonessential businesses. A negative shock to personal consumption expenditures is one example of the severe disruptions to economic activity, abruptly ending the longest economic expansion on record. The contraction in the US and global economies has proven to significantly dampen growth, dramatically increase initial claims for unemployment insurance, and tip the economy into a recession. Approximately 26,000,000 Americans have filed for unemployment insurance in a five-week span, as reported on April 23, 2020.

The differences between the control and pessimistic scenarios largely concern the depth of the forecasted recession. Both scenarios outline a three-quarter recession. The differences in the scenarios can easily be seen in real consumption, real investment, industrial production, and the unemployment rate. IHS Markit has assigned a weight of 45 percent to the control forecast scenario and a weight of 35 percent to the pessimistic scenario. These 'weights' are not determined by an econometric model and are not meant to be precise measurements but rather rough judgments about the probabilities of each scenario.

Near-term cyclical growth in the baseline forecast projections are primarily driven by the pandemic’s course. In the control forecast, the number of new COVID-19 cases will peak in the fourth quarter of FY20 (April through June). In the first quarter FY21, a low enough number of reported new cases is expected to permit a gradual softening in social distancing mandates. Based on the deceleration in percentage terms of key economic measures in the control scenario, the US economy is on pace for a “U-shaped” recovery.

The most devastating hit to growth over the outlook horizon is expected to occur in the fourth quarter of FY20, as IHS Markit’s projections call for consumer spending to plunge significantly. The negative shock to personal consumption expenditures is dominated by a steep contraction to durable goods, expected to shrink by 51.4 percent to close FY20. An immediate rebound in durables spending is forecasted in the first quarter of FY21, with growth projected of 30.1 percent and 21.0 percent in the second quarter. Real consumption expenditures, the epicenter of consumer demand, is forecasted to decline 9.2 percent in the fourth quarter of FY20, on pace to drop an additional 6.2 percentage points for the first and second quarters of FY21. In combination with declines in housing starts, business fixed investment, and soaring unemployment rates, real GDP is expected to fall 7.3 percent in the final quarter of FY20, and sink 15.8 percent in the first half of FY21.

Both the control and pessimistic forecasts assume a three quarter recession, starting in the third quarter of FY20. However, the pessimistic forecast assumes a far much more severe decline in consumer spending than that of the control forecast. The key assumption behind the steeper contraction in consumer spending is the additional time it will take to reach the peak in the number of active COVID-19 cases.

In the pessimistic scenario, the peak in cases extends later into the summer with a concomitant extension of social distancing mandates. Additionally, consumers are more reticent to bounce back to normal consumption patterns. Year-over-year GDP change in the pessimistic scenario is anticipated to drop to 16.4 percent in the fourth quarter of FY20, and then decline by 21.6 percent in the first and second quarters of FY21. By historical standards these rates of decline are quite severe.

If demand proves sustainable moving forward, industries will respond with an increase to production. Increased production output is achievable through increased utilization of labor, equipment and investment spending, or increases in factor productivity. Improvements to the labor sector are at the end of the process, therefore relief for employment and personal income will lag behind production recovery. To provide a buffer, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, injected an estimated $292 billion in direct recovery rebates to individuals, as well as expanding and extending unemployment benefits. The payments to individuals are expected to stabilize real disposable personal income in the final quarter of FY20.

Kentucky Economy Outlook – Third Quarter, 2020 Fiscal Year

The economic outlook for the forecast horizon is bleak. In comparison to the second quarter Quarterly Economic and Revenue Report published in January 2020, Kentucky employment and personal income projections have taken a turn for the worse due to the necessity to mitigate the spread of the COVID-19 virus through social distancing and the closure of many private businesses. All states are anticipating a particularly large disruption to growth over the forecast horizon. Even with the most up to date national variables factored in the outlook, a significant degree of uncertainty looms over Kentucky’s forecast horizon as economic outcomes will heavily depend on the rate of COVID-19 cases.

Wages and salaries is the largest component of personal income. In the control forecast, Kentucky wages and salaries income is expected to decline 5.8 percent in the fourth quarter of FY20 and is forecast to plummet 11.7 percent in the first half of FY21. In the pessimistic forecast, Kentucky wages and salaries income is expected to plunge 24.3 percent in the fourth quarter of FY20 and drop a staggering 37.4 percent in the first half of FY21. These large losses to wages and salaries income will dramatically affect the withholding component of the individual income tax. The losses to wages and salaries will cause a significant decline in consumer demand, which will directly affect sales and use tax receipts as well.

According to the U.S. Labor Department, over 500,000 Kentuckians have filed for unemployment benefits in the past five weeks. To put that in perspective, roughly 25 percent of Kentucky’s workforce is currently without employment. Unprecedented job loss, declining wages, and social distancing mandates are expected to cripple consumer spending and real disposable income in the short-term, which in turn will negatively influence the overall economic climate of the Commonwealth.

The three-quarter employment outlook reveals widespread weakness in the baseline scenario. Total non-farm payroll employment is anticipated to contract by 84,900 jobs by June 2020 and fall 149,200 by December 2020. Employment in the goods-producing sectors are expected to decrease by 6.3 percent in the fourth quarter of FY20 and by 10.3 percent in the first half of FY21.

The pessimistic forecast assumes a deeper contraction in total non-farm payroll employment than in the baseline forecast. The heightened job loss between the two scenarios is due to the extended duration of time that is anticipated for the number of new COVID-19 cases to peak. The pessimistic scenario anticipates total non-farm payroll employment to reduce 209,400 jobs by June 2020 and fall a staggering 373,100 jobs by December 2020. In percentage terms, nonfarm employment is expected to decrease by 10.8 percent in the fourth quarter of FY20 and 19.0 percent in the first half of FY21.

Manufacturing employment, which accounts for approximately 72 percent of the goods-producing sectors, is expected to decline by 31,600 jobs over the outlook periods in the control forecast and by 63,400 jobs in the pessimistic forecast. In an effort to protect the health and safety of its workers, key stakeholders, and communities, manufacturing giants such as Toyota Motor Manufacturing of Kentucky and Ford elected to suspend production in its northern American plants. The decision to halt production was also in part a response to the significant market decline the manufacturing industry was experiencing pre-pandemic. Automakers have faced additional disruptions to production, particularly those of the supply chain as part imports from China have become increasingly difficult to obtain. The deep reduction in manufacturing activities will position manufacturing inventories on a downward slope in the months to come.

In the control forecast, employment in the service-providing sectors decrease by 5.1 percent in the fourth quarter of FY20 and by 8.5 percent in the first half of FY21. The trade, transportation and utilities services sector is expected to decline 9.1 percent over the fourth quarter and a staggering decline of 12.3 percent over the first and second quarters of FY21. In contrast, the pessimistic forecast anticipates employment in the service-providing sectors to decrease by 14.1 percent in the fourth quarter of FY20 and sink 23.7 percent in the first two quarters of FY21. The trade, transportation and utilities employment is also expected to dramatically decline in the pessimistic scenario. Trade, transportation, and utilities employment is expected to decline by 22.3 percent in the fourth quarter pessimistic scenario and fall by 32.4 percent in the first half of FY21. Weakness in personal income growth on a state and national level is expected to dampen aggregate demand and employment in wholesale and retail trade.

The leisure and hospitality employment sector will incur the greatest impact in percentage terms of the economic downturn in the control scenario. Leisure and hospitality employment is expected to decline 15.3 percent in the fourth quarter of FY20 and decline 7.4 percent in the first half of FY21. Most restaurants, tourism, and entertainment businesses have been closed down entirely or have had their transactions limited severely. The Governor has been appropriately proactive in his response to the directives of the Center for Disease Control and Prevention by limiting group setting exposure and by restricting business operations to essential-service only. In nominal terms, the leisure and hospitality services supersector anticipated job loss is 30,900 in the fourth quarter of FY20 and 46,500 jobs in the first and second quarters of FY21. These job losses correspond to percentage declines of 15.3 and 7.4 percent, respectively. The delay to recovery spending in the pessimistic scenario assumes a steeper contraction to leisure and hospitality services employment, which is expected to decrease by 18.1 percent in the fourth quarter of FY20 and fall 21.8 percent in the first two quarters of FY21.

Extreme efforts are being made to soften the domestic shocks of the coronavirus pandemic. Even with the rapid monetary responses, policy enactments, and anticipation of the relaxation of social distancing mandates, Kentucky’s economy is expected to fall further in fourth quarter FY20 and first quarter FY21 before recovery can gain traction in the second quarter of FY21. The exact timing and degree of recovery is unknown in the short-term.

Revenue Receipts – Third Quarter, 2020 Fiscal Year

General Fund. General Fund receipts totaled $2,769.8 million in the third quarter of FY20. Receipts in the same quarter of FY19 were $2,604.1 million. This is an increase of $165.8 million or 6.4 percent over the third quarter of FY19. The official estimate enacted by the 2020 Regular Session of the General Assembly is $11,448.2 million. The estimate outlined in this report calls for a decline of 18.2 to 23.7 percent. The abrupt decline in the fourth quarter of FY20 is a direct consequence of the COVID-19 crisis. Since the majority of social distancing policies were not adopted until mid-to-late March, third quarter receipts were not materially impacted by the outbreak. For the most part, tax receipts in a given month reflect economic activity from the prior month given the due dates for most taxes. Therefore, the temporary business closures and associated losses in employment and consumer spending will have a profound effect on monthly tax receipts beginning in April. The impact will likely get worse in May and June, lasting until the economy is back to the new normal.

The individual income tax grew 12.2 percent in the third quarter of FY20. Receipts totaled $1,128.1 million compared to receipts of $1,005.2 million in the third quarter of FY19. The individual income tax was the second-fastest growing tax account in the third quarter. It grew in large part due to extremely high growth in the withholding component of the individual income tax, which grew by 7.5 percent in the third quarter.  Net returns, which is the sum of pays and refund return payments, also improved by $31.3 million. All four components of the individual income tax improved in the third quarter. The individual income tax is the largest tax account in the Commonwealth, and made up just over 40 percent of total General Fund receipts in the third quarter.

The sales and use tax receipts were also strong in the third quarter, growing 7.6 percent over the third quarter of FY19. Growth in the sales and use tax has been strong for the last 10 consecutive quarters. This is largely a result of tax law changes that added remote retailers, some select service industry sales, and marketplace providers to the sales tax base. The tax law changes were implemented July 1, 2018 and July 1, 2019, respectively. These additions to the tax base have continued to spur solid growth in sales tax receipts.

Corporate income tax receipts decreased by $41.2 million compared to receipts in the third quarter of FY19. Meanwhile, the limited liability entity tax (LLET) fell by 3.7 percent in the third quarter, losing $2.0 million over FY19. Corporate income tax and LLET tax accounts are intermingled to a degree that prevents meaningful distinction. Therefore, it is appropriate to talk about these two accounts as a combined account. Corporate and LLET combined fell by 57.7 percent in the third quarter. The combined account has fallen in each of the last three quarters, losing 10.5, 3.9, and 57.7 percent, respectively. Year-to-date, the combined account has fallen 15.9 percent. The combined account was also weak, but positive, for the three years prior to this large decline. Despite vibrant economic conditions, annual growth over the last three years was just 1.8, 0.9, and 1.8 percent, respectively.

The property tax rose by 13.4 percent in the third quarter of FY20. This is largely an issue of timing. Property taxes can be affected from month to month and even quarter to quarter by the timing of bills and payments. Regardless of the variation in the timing, the large majority of the payments are usually received by the end of March. Some valuations and protest resolutions came later this year, which caused a small delay in the receipt of payments. The third quarter growth is not reflective of real activity in property tax liabilities, but rather it is a reflection of a shift in receipts from an earlier quarter to the third quarter. This can be seen clearly by examining the year-to-date receipts. Year-to-date receipts are $594.7 million, which is 3.5 percent greater than the same period in FY19. This is a normal amount of growth in property taxes.

Lottery receipts increased by 4.1 percent in the third quarter. Thus far in FY20, lottery dividend payments are running ahead of the projected schedule due to a release of retained earnings in the second quarter of FY20. Dividend payments are forecasted to drop sharply in the fourth quarter due to the decreased economic activity and a downward revision to projected lottery sales. Year-to-date lottery receipts are $201.4 million, which is 9.6 percent greater than the same period last year.

Cigarette tax receipts grew by 5.4 percent in the third quarter of FY20. Nationally and also in the Commonwealth of Kentucky cigarette usage has been declining. However, even with the tax increase to $1.10 per pack in 2018, Kentucky continues to maintain a price advantage relative to many other states. Kentucky is a net exporter of cigarettes to other states. The increased sales due to this price disparity is greater than the decreased sales by Kentuckians who have decreased smoking. This has resulted in increased cigarette tax receipts for the Commonwealth thus far in FY20. Cigarette tax receipts have increased by 2.8 percent year-to-date.

Coal severance tax receipts totaled $15.8 million for the third quarter of FY20. This is $10.4 million less, or 39.7 percent less than the third quarter of FY19. Coal sales are largely a function of the coal demanded by power plants in Kentucky and in power plants nearby Kentucky which utilize Kentucky coal. As power plants shut down nationwide, the demand for Kentucky coal continues to decline. Coal tax receipts have declined in six of the last seven years. Coal receipts would have declined in FY19, had it not been for arrears payments made by taxpayers who were making tax payments for tax liabilities that occurred before tax year 2019. Year-to-date, coal receipts have declined by 27.0 percent.

The Other category, which is composed of 68 tax accounts, declined 0.2 percent in the third quarter of FY20. Third quarter receipts were $280.7 million. This is $0.7 million less than was received in the same quarter of FY19. The largest tax accounts in the Other category are the insurance premium tax, the bank franchise tax, and the telecommunications tax. The bank franchise tax increased by 4.3 percent in the third quarter. The telecommunications tax rose by 30.2 percent in the third quarter. Combined, these two accounts rose by $9.3 million. The remaining accounts were either flat or slightly declining.

Individual income tax and sales and use tax made up 75 percent of General Fund tax receipts. The Other category made up 10 percent of receipts in the third quarter. The next largest source of revenue is the property tax, which made up six percent of total receipts. Cigarettes made up three percent of total receipts. The lottery dividend made up two percent of the General Fund receipts. Corporate and LLET combined made up one percent of receipts. The coal severance tax also made up one percent of total receipts.

Road Fund.  Total Road Fund receipts increased 4.6 percent during the third quarter of FY20, after growing 1.1 percent in each of the first two quarters of the fiscal year. Receipts in the quarter were largely immune from the impacts of COVID-19. Total receipts received in the third quarter were $387.2 million, which exceeded last year’s third quarter total by $17.2 million. Motor fuels and motor vehicle usage tax receipts accounted for the majority of the quarterly gains, growing $14.0 million compared to FY19 totals. The remaining accounts collectively grew $3.2 million. Year-to-date collections have grown 2.2 percent.

Due to an expected decrease of 52.5 percent to 72.1 percent in the fourth quarter, the estimate outlined in this report calls for a decline of 7.5 to 12.5 percent in Road Fund receipts in FY20.

Motor fuels tax receipts grew 5.2 percent, or $9.3 million, during the third quarter. Growth in this account has been somewhat constrained since the fourth quarter of FY15 as the tax rate has been unchanged since that time and consumption has been relatively stable.  Because collections in the current month reflect activity from the prior month, any impact from COVID-19 will not appear in the data until the fourth quarter of FY20. Receipts were $189.0 million as compared to $179.7 million collected during the third quarter of last year. Year-to-date collections have increased 1.0 percent.

Motor vehicle usage tax receipts have continued to increase above forecasted levels, growing 3.9 percent in the third quarter. Receipts in this account have increased 5.9 percent, 3.9 percent and 3.9 percent for the three quarters this year. Revenues in the third quarter were $125.9 million compared to $121.2 million last year. Revenues in this account have now increased 6.2 percent through the first nine months of FY20. Unlike motor fuels, motor vehicle usage tax revenue is generally contemporaneous but there is little to no impact from the COVID-19 virus in these numbers. An executive order was issued on March 25 closing all non-life-sustaining businesses, including auto dealerships, by close-of-business March 26.

Motor vehicle license tax receipts grew $3.2 million, or 9.7 percent in the third quarter after falling in both of the first two quarters. Year-to-date revenues have declined 0.7 percent.

Motor vehicle operator’s tax receipts were $3.8 million in the third quarter of FY20, a 3.9 percent decrease compared to collections a year ago. Receipts have fallen 2.7 percent for the year.

Weight distance tax receipts were $20.8 million in the quarter which represent a 0.8 percent decrease compared to receipts collected during the third quarter of FY19. The weight distance tax has some significance as a leading indicator of economic activity, as it is a rough proxy for goods in transit over Kentucky highways. Year-to-date collections in this account have increased 0.5 percent.

Income on investments totaled $3.2 million in the quarter, an increase of 11.7 percent. For the year, collections are $5.7 million.

The remainder of the accounts in the Road Fund are grouped in the Other category and consist primarily of fines, fees and miscellaneous receipts. These funds combined to total $8.9 million, which is unchanged from FY19 levels.

The motor fuels tax and the motor vehicle usage tax are by far the largest components of the Road Fund. Together, they combined for 81 percent of Road Fund revenues in the third quarter. The next largest source of revenue was motor vehicle licenses at nine percent, followed by weight distance taxes with six percent. The Other category accounted for two percent, while motor vehicle operators and income on investments each accounted for one percent.

National Economy – Third Quarter, 2020 Fiscal Year

Real Gross Domestic Product (real GDP) rose by 0.7 percent in the third quarter of FY20. This is a significant reduction in growth compared to the last 11 quarters, where quarter-compared-to-same-quarter-last-year growth was over 2.1 percent per quarter. On an adjacent-quarter basis, real GDP fell by 0.9 percent relative to the second quarter. This is a significant departure from recent history. Adjacent-quarter growth has been solid for a long time; ranging between 0.3 percent and 0.9 percent for the last 16 consecutive quarters. Adjacent-quarter growth was 0.5 percent in each quarter from the fourth quarter of FY19 to the second quarter of FY20. Incidentally, the average adjacent-quarter growth since the end of the 2007 recession is also 0.5 percent.

In the month of March, the governors of many states have implemented stay-at-home orders for their states to mitigate the spread of the contagious COVID-19 virus. These restrictions have caused significant reductions in employment and closed many businesses. As this only affected a small portion of the quarter, it is unclear how much of those actions affected the full third quarter values. Many of the components, like imports and exports for instance, were already experiencing weakness before any governor implemented a stay-at-home order. So it is difficult to separate out the pre-existing economic weaknesses from the effects of the governors' orders.

Real consumption grew 1.1 percent in the third quarter of FY20. Adjacent-quarter growth was -1.2 percent in the third quarter of FY20. This is an extreme reversal of recent growth. Adjacent-quarter growth for the previous three quarters was 1.1, 0.8, and 0.5 percent, respectively. This large drop moves real consumption back to the same level as in the fourth quarter of FY19. By comparison the largest drop during the 2007 recession was a 0.9 percent decline which occurred in the second quarter of FY09. Real consumption did not drop a single quarter during the 2001 recession. That recession was driven more by investment changes and a decrease in global import demand for goods, than it was about domestic goods’ demand. Real consumption made up 69.6 percent of real GDP in the third quarter of FY20.

Real investment fell 5.2 percent in the third quarter of FY20. On an adjacent-quarter basis, real investment declined by 1.9 percent. The troubles for real investment continue in the third quarter. Real investment has now declined on an adjacent-quarter basis in five of the last eight quarters. The largest decline in real investment in the last two decades was an 11.6 percent drop which occurred in the third quarter of FY09. Real investment has declined on an adjacent-quarter basis for the last four consecutive quarters, -1.6, -0.2, -1.5, and -1.9 percent, respectively. This is a net decline of $181.3 billion, or 5.2 percent loss to real investment in the last four quarters. Real investment made up 17.3 percent of real GDP in the third quarter of FY20.

Real government expenditures grew by 2.6 percent in the third quarter of FY20. On an adjacent-quarter basis, we can see that while real government expenditures are still growing, they are now growing at a slower rate than they were five quarters ago. The last five adjacent-quarter growth rates are 0.7, 1.2, 0.4, 0.6, and 0.4 percent, respectively. One of the top 10 largest federal expenditure items is Medicare. Medicare was the fastest growing outlay in the third quarter, growing 7.8 percent in the third quarter of FY20. That is a net increase of $60.7 billion over the third quarter of FY19. Medicare has been growing rapidly for the last six quarters. Year-over-year growth for the last six quarters was 7.6, 9.1, 9.9, 9.9, 9.0, and 7.8 percent, respectively. Real government expenditures made up 17.6 percent of real GDP in the third quarter of FY20.

Real exports declined by 2.0 percent in the third quarter of FY20. On an adjacent-quarter basis, real exports declined by 1.3 percent in the third quarter. Real exports have declined three times in the last seven quarters. However, those three declines were significant. Those three recent adjacent-quarter declines were 1.6, 1.4, and 1.3 percent, respectively. These three losses were greater than the gains in the other four quarters. Real exports declined by a net $56.3 billion during that time. Real exports made up 13.1 percent of real GDP in the third quarter of FY20.

Real imports declined by 4.0 percent in the third quarter of FY20. Real imports have been distressed for some time. Real imports have only grown once on an adjacent-quarter basis in the last five quarters. The last five adjacent-quarter growth rates are -0.4, -0.005, 0.4, -2.2, and -2.3 percent, respectively. Real imports are a deduction from real GDP, therefore all declines result in an improvement to real GDP growth. Despite the identity improvement in real GDP, a decline in real imports could still be cause for concern for the US. If the decline in imports is caused by some production trouble in the foreign countries, then the US supply lines could suffer in the long run. For instance, Mexico produces many parts that go into the production of US automobiles. If the import of those parts falls, then the production of US automobiles could be affected. That would then have deeper implications than just a small change in real GDP. It is not yet clear if this import decline is widespread across multiple countries or just an ephemeral shock. Real imports (a deduction from real GDP) made up 17.6 percent of real GDP in the third quarter of FY20.

US non-farm employment rose by 1.6 percent in the third quarter of FY20. Adjacent-quarter growth has improved over the last six quarters. Adjacent-quarter growth for the last six quarters was 0.3, 0.3, 0.3, 0.4, 0.4, and 0.5 percent, respectively. Educational services employment gained the most jobs in absolute terms and in percentage terms. Educational services employment rose by 700,000 non-seasonally adjusted jobs, or 2.8 percent, in the third quarter of FY20. Mining employment was the only employment sector which lost jobs in the third quarter. Mining employment lost 3.7 percent, a loss of 27,000 non-seasonally jobs nationwide.

US personal income grew by 3.6 percent in the third quarter of FY20. This is still solid growth, but it has tapered some over the last seven quarters. Growth for the last seven quarters was 5.9, 4.9, 4.6, 4.7, 4.2, 4.1, and 3.6 percent, respectively. Proprietor's income was the fastest growing income category, growing 6.6 percent over the third quarter of FY19. Wages and salaries contributed the largest amount in absolute terms, growing $292 billion compared to the third quarter of FY19. All five contributing categories performed well in the third quarter.

Kentucky Economy – Third Quarter, 2020 Fiscal Year

Kentucky non-farm employment grew by 0.2 percent in the third quarter of FY20. Adjacent-quarter growth was also 0.2 percent. Kentucky employment growth has been weak for some time, but it has been pronounced over the last four quarters. Adjacent-quarter growth over the last four quarters was -0.01, 0.2, -0.1, and 0.2 percent, respectively. That weakness is widespread across all 11 employment supersectors.

The best growth for the quarter occurred in business services employment, which grew 2.3 percent for the quarter. Business services employment has only recently started improving. It was performing poorly for several years. During the period from the third quarter of FY15 to the third quarter of FY19, business services employment was declining. Business services employment declined in nine of those 17 quarters. Business services employment lost 2,200 net jobs during that period, a 1.0 percent loss. During the last four quarters, business services employment has greatly improved and gained a net 4,900 jobs, a 2.3 percent net increase. Business services employment is the fifth largest supersector, and made up 11.3 percent of total non-farm employment in the third quarter of FY20.

Four employment supersectors lost jobs in the third quarter. Mining employment fell the fastest in the third quarter, dropping 14.8 percent in the third quarter. Mining employment is the smallest of the 11 employment supersectors. Mining employment lost 1,600 jobs in the third quarter. In absolute terms, manufacturing employment lost the most jobs in the third quarter, losing 5,400 jobs, a 2.1 percent drop. On an adjacent-quarter basis, manufacturing employment has declined in three of the last four quarters. Manufacturing employment is the fourth largest employment supersector in Kentucky and made up 12.7 percent of total non-farm employment in the third quarter.

Kentucky personal income grew by 3.9 percent in the third quarter of FY20. Kentucky personal income growth has been solid and steady for the last 13 quarters, averaging 1.0 percent adjacent-quarter growth during that time. Kentucky personal income grew 1.3 percent in the third quarter on an adjacent-quarter basis.

Proprietor's income was the fastest growing component of personal income in the third quarter, gaining 6.9 percent over the previous year. Proprietor's income has been very strong for the last three quarters. Adjacent-quarter growth for the last three quarters is 5.2, 1.0, and 1.5 percent, respectively. Proprietor's income is the smallest of the five contributing income components, and made up 6.6 percent of total personal income in the third quarter of FY20.

Dividends, interest, and rents income was the slowest growing component of personal income in the third quarter, growing 1.7 percent. Growth in dividends, interest, and rents has slowly considerably in the last five quarters. Average adjacent-quarter growth in the five quarters between the second quarter of FY18 to the second quarter of FY19 was 1.9 percent. Average adjacent-quarter growth during the most recent five quarters was 0.2 percent. Average adjacent-quarter growth in the third quarter of FY20 was 0.1 percent. Dividends, interest, and rents income growth has essentially stalled. Dividends, interest, and rents income is the third largest component of the five contributing income components. It made up 16.9 percent of total personal income in the third quarter of FY20.

State Retirement Systems

Following is information about the Commonwealth’s retirement system, including pension plans and other post-employment benefits.  Capitalized terms used under this heading and not otherwise defined shall have the respective meanings given by the CAFRs, as herein defined.

Retirement Plans. Eligible state employees may participate in one of two provided multi-employer benefit plans: the Kentucky Retirement Systems and the Teachers’ Retirement System of Kentucky (“TRS”).  The Kentucky Retirement Systems is comprised of five retirement plans, KERS Non-Hazardous, KERS Hazardous, County Employees Retirement System (“CERS”) Non-Hazardous, CERS Hazardous, and the State Police Retirement System (“SPRS”). Each retirement plan is state supported, except for the CERS plans, which have been excluded from the Kentucky Retirement Systems information provided herein. The Kentucky Retirement Systems and TRS (collectively, the “Retirement Plans”) provide both retirement and Other Post-Employment Benefits (“OPEB”) to state employees and teachers based upon their age, hire date, years of service and retirement  date.  Most retirement benefits are subject to a statutory inviolable contract under which the benefits shall not, with limited exceptions, be reduced or impaired by alteration, amendment or repeal. Kentucky Employees Retirement System (“KERS”) eligible employees hired January 1, 2014 and thereafter are no longer party to the inviolable contract and the General Assembly can amend, suspend or reduce benefits with future legislation. The Kentucky Public Employees’ Deferred Compensation Authority (the “KDC”) additionally provides administration of tax-deferred supplemental retirement plans for all state, public school and university employees, and employees of local political subdivisions that have elected to participate. The available deferred compensation plans include a 457(b) Plan and a 401(k) Plan. The Retirement Plans and KDC are component units of the Commonwealth for financial reporting purposes and are included in The Kentucky Comprehensive Annual Financial Report (the “CAFR”).

Pension Funding. The Commonwealth’s enacted budget for fiscal years 2019 and 2020 included the full Actuarially Determined Employer Contribution (“ADEC”) for the assumed rates of return for the Kentucky Retirement Systems and TRS. Certain “Quasi” government agencies which participate in the KERS non-hazardous system were permitted to retain the FY 2018 contribution rate of 49.47% for FY 2019 and 2020. Based upon the assumptions employed in the Retirement Plans’ June 30, 2019 actuarial valuation reports used in preparing the associated Retirement Plans’ 2019 CAFRs, the Kentucky Retirement Systems had a state supported pension Unfunded Actuarial Accrued Liability (the “UAAL”) of $15,578 million. TRS, assuming a 7.5 percent investment return, had a pension UAAL of $14,523 million. Unlike Fiscal Year 2017, TRS was not required to report the pension liability in accordance with GASB 67. The state supported portion of the Retirement Plans for the Fiscal Year ended June 30, 2019 had funding percentages of 16.86 percent for the Kentucky Retirement Systems and 58.12 percent for TRS. These funding percentages compare to 16.43, and 57.69 percent respectively for the Fiscal Year ended June 30, 2018. In FY2000 funding ratios were greater than 100% and decreased over a number of years due to a variety of factors including, changes to the discount rate, lower than projected investment returns and other variances from actuarial assumptions. The Kentucky Retirement Systems’ state supported ADEC for pension benefits for the Fiscal Year ended June 30, 2019 was $1,170 million; $1,151 million was contributed. The TRS state supported pension ADEC for the Fiscal Year ended June 30, 2019 was $1,123 million; $1,123 million was contributed.

Other Post Employment Benefits. The Commonwealth’s CAFR for the fiscal year ended 6/30/2017 represents Governmental Accounting Standards Board (GASB) Statement 45 (“Accounting and Financial Reporting by Employers for Post-employment Benefits other than Pensions”). The Commonwealth adopted GASB Statement 75 (“Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions”) for CAFR reporting for the fiscal year ending 6/30/2018 and after.

The Commonwealth is obligated to provide healthcare benefits to certain retired state employees and teachers. The Retirement Plans administer two multi-employer defined benefit healthcare plans (collectively, the “Health Plans”) for which the Commonwealth pays a portion of the cost of the benefits of the retired employees. As of January 1, 2006, the Commonwealth commenced self-funding of healthcare benefits for state employees. The Kentucky Retirement Systems also adopted, on January 1, 2006, a self-funding health care plan for Medicare Eligible Retirees. TRS became self-insured for post-retirement healthcare costs for Medicare Eligible Retirees on July 1, 1991. Beginning January 1, 1997, TRS offered non-Medicare Eligible Retirees insurance through the state health insurance program, which has since become self-insured. Beginning January 1, 2007, TRS offered its Medicare Eligible Retirees an insured Medicare Advantage Plan and, beginning July 1, 2010, offered this group an insured Employer Group Waiver Drug Plan. The TRS Board requires retirees not eligible for Medicare to pay the equivalent for the Medicare Part B program towards their cost of health coverage.

The Retirement Plans commission actuarial studies, which provide results for consideration, under certain actuarial funding methods and sets of assumptions. A five-year experience study covering the period from July 1, 2013 to June 30, 2018 for the Kentucky Retirement Systems, was dated April of 2019. Similarly, a five-year experience study covering the period from July 1, 2010 to June 30, 2015 for the TRS Board was dated September 15, 2016. In addition to the experience studies, annual actuarial reports are performed on both retirement systems. Pursuant to their respective actuarial studies, the OPEB UAAL as of June 30, 2019 was estimated at $1,722.4 million for the Kentucky Retirement Systems and $1,715.7 million for TRS. These estimates represent the present value of the amount of healthcare benefits under the respective Health Plans, payable over future periods and allocated by the actuarial cost method, as of June 30, 2019. The actuarial estimates for the Kentucky Retirement Systems’ OPEB liabilities increased from the $1,505.0 million reported in the Kentucky Retirement Systems’ 2018 CAFR. The actuarial estimates for TRS decreased from the $2,145.5 million reported in their 2018 CAFR.

The Kentucky Retirement Systems’ state supported OPEB Annual Required Contribution for Fiscal Year ended June 30, 2019 was $205.0 million; $197.2 million was contributed. The TRS state supported OPEB Annual Required Contribution for the Fiscal Year ended June 30, 2019 was $77.7 million; $184.6 million was contributed. The state supported portion of the OPEB for the Fiscal Year ended June 30, 2019 had funding percentages of 49.9 percent for the Kentucky Retirement Systems and 47.2 percent for TRS.

Recent Changes to State Retirement Systems.

Senate Bill 249 of the 2020 Regular Session of the Kentucky General Assembly was signed by the Governor on April 8, 2020. The bill had several provisions that affected KERS, SPRS and CERS. The amortization of the UAAL was again reset for this system to a closed 30-year amortization beginning with the June 30, 2019 valuation, and using a level percent of payroll instead of the current level dollar amortization. Additionally, any future increases or decreases in the UAAL will be amortized over a 20-year closed period utilizing a layered amortization method. Among other administrative changes, the bill also extended to June 30, 2021 the voluntary cessation of participation date for the 118 quasi-governmental agencies identified in House Bill 1 of the 2019 Regular Session. The University determination of voluntary cessation of participation date was previously set to January 1, 2021. Finally, the bill delayed an increase of the phase-in of higher contribution rates for CERS employers.

House Bill 352 of the 2020 Regular Session vetoed in part and vetoes overridden on April 15, 2020 set the KERS employer contribution rate at 84.43 percent for FY2021 and set the 118 quasi-governmental employer contribution rate below the current ADEC rate at 49.47 percent.

House Bill 484 of the 2020 Regular Session was signed by the Governor on April 7, 2020. This bill in-effect made no administrative changes, but separated the CERS and KRS into two governing boards. Oversight of CERS shall be transferred from the Kentucky Retirement Systems board of trustees to the County Employees Retirement System board of trustees.

House Bill 1 of the 2019 Special Session of the Kentucky General Assembly was signed by the Governor on July 24, 2019. Its purpose was to address pension related changes for 118 quasi-governmental agencies including regional mental health programs, local and district health departments, domestic violence shelters, rape crisis centers, child advocacy centers, state-supported universities and community colleges. The bill froze the employer contribution rate at 49.47% for Fiscal Year 2020 and provided four avenues for voluntary cessation of participation in the Kentucky Retirement System or the option to remain in the System for those agencies. An actuarial analysis by GRS Retirement Consulting, dated July 18, 2019, projected an actuarial cost relief to those agencies of $827 million. The FY 2020 employer contribution rate freeze at 49.47% instead of the actuarial determined rate of 83.43%, was projected to have an actuarial cost of $121 million for FY 2020 to the Retirement System.

Senate Bill 151 from the 2018 Regular Session of the General Assembly was signed into law by the Governor on April 10, 2018. The bill modified the funding structure of the Retirement Plans from a percent-of-payroll method to a level-dollar method, provided reform to the TRS plan, further modified benefits under the Kentucky Retirement System plans, and replaced prior legislation for opt-out provisions for quasi-governmental agencies wishing to exit the Kentucky Retirement System plans. On December 13, 2018, the Kentucky Supreme Court ruled Senate Bill 151 unconstitutional based on procedural reasons, not on merits of the bill.

Some of the 2018 pension reforms were based on a PFM Group Consulting, LLC three-part report dated August 2017, May 2017 and December 2016, respectively. The report developed a range of analyses that illustrated the current and projected financial condition of the retirement systems, and provided options and recommendations for improvement and reform.

In December 2016 the Kentucky Retirement Systems and TRS publicly presented the annual actuarial valuation reports of the systems as prepared by Cavanaugh Macdonald as of June 30, 2016. The assumed investment rate of return for KERS Non-Hazardous and SPRS was 6.75 percent based on the annual valuation conducted as of June 30, 2016. The KERS Hazardous, CERS and TRS plans continue to use a 7.5 percent discount rate. There was a reduction in the assumed rate of return from 7.75 percent to 7.5 percent for the valuation as of June 30, 2015.

Senate Bill 2 from the 2013 Regular Session of the General Assembly was signed into law by the Governor on April 4, 2013. The bill created a new section in KRS Chapter 7A establishing a 13 member Public Pension Oversight Board to oversee the Kentucky Retirement Systems and report to the General Assembly on benefits, administration, investments, funding, laws, administration regulations and legislation pertaining to Kentucky Retirement Systems. The bill also stated that new employees hired after January 1, 2014 will be placed in a Hybrid Cash Balance Plan. This plan has a guaranteed rate of return of 4.0 percent for both hazardous and non-hazardous employees, plus 75 percent of the investment return in the plan in excess of 4.0 percent to the employee. Hazardous employees’ employer contribution is set at 7.5 percent of salary and non-hazardous employees have an employer contribution of 4.0 percent. The bill further provides for a 1.5 percent COLA only if it is prefunded and appropriated by the General Assembly or if the pension plan is 100 percent funded. New employees as of January 1, 2014 are no longer party to the inviolable contract, and the General Assembly has the right to amend, suspend or reduce benefits with future legislation. The bill additionally made provisions for a Health Savings Account as an insurance option for retirees, required the General Assembly to start fully funding the ADEC beginning in Fiscal Year 2015, and reset the amortization to 30-years beginning in 2015.

Litigation Potentially Impacting KERS.

In April 2013, Seven Counties Services, Inc. (“Seven Counties”), filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the Western District of Kentucky (the “Bankruptcy Court”). Seven Counties provides mental health services for the Cabinet for Health and Family Services for the greater Louisville, Kentucky area and surrounding counties. For approximately the past twenty-five years, Seven Counties has been a participating employer in KERS. Seven Counties identified KERS as a creditor with a primary objective of discharging its continuing obligation to remit retirement contributions for approximately 1,300 employees and terminate its membership in KERS. The estimated impact of Seven Counties’ objective on KERS would result in an unfunded liability of approximately $90 million at that time.

KERS opposed Seven Counties’ attempt to discharge its obligations and terminate its membership. KERS asserted that Seven Counties is a Governmental Unit properly participating in KERS by Executive Order issued in 1978 and thus ineligible for Chapter 11 relief. Consequently, Seven Counties would remain statutorily obligated to continue participation and remit contributions.

On May 30, 2014, the Bankruptcy Court held that Seven Counties was not a Governmental Unit and could move forward with its Chapter 11 bankruptcy case. Moreover, the Court held that Seven Counties’ statutory obligation to continue to participate and remit contributions to KERS was a “contract” eligible for rejection. Seven Counties rejected its participation in KERS.

In June 2014, KERS appealed the Bankruptcy Court’s ruling. On October 6, 2014, Seven Counties filed a formal reorganization plan with the Bankruptcy Court. On January 6, 2015, the Bankruptcy Court confirmed Seven Counties’ plan of reorganization (the “Confirmation Order”). On January 19, 2015, KERS appealed the Confirmation Order. At a hearing on January 20, 2015, the Bankruptcy Court denied a motion by KERS seeking a stay of the Confirmation Order, which would have delayed implementation of the reorganization plan pending the determination of the issues on appeal. After the Bankruptcy Court denial of the stay, KERS filed an emergency motion for a stay with the U.S. District Court for the Western District of Kentucky (the “District”), which the  District Court denied on February 4, 2015. On May 12, 2015, KERS filed a motion with the District Court to certify a question to the Kentucky Supreme Court in connection with whether the relationship between KERS and Seven Counties (i) constituted a “contract” subject to rejection in bankruptcy by Seven Counties or (ii) was a statutory obligation of Seven Counties not constituting a contract.  On March 31, 2016, the United States District Court issued a Memorandum of Opinion and Order that (i) denied KERS’ motion to certify a question of law to the Kentucky Supreme Court, (ii) reversed the Bankruptcy Court’s determination regarding classifying KERS as a multi-employer plan and determined KERS was a multiple employer plan, (iii) affirmed the Bankruptcy Court’s decision in all other aspects; and (iv) denied Seven Counties cross-appeal.

On April 21, 2016, the Kentucky Retirement Systems’ Board of Trustees voted to appeal the decision to the United States Court of Appeals for the Sixth Circuit (“Sixth Circuit”). KERS filed a brief with the Sixth Circuit Court of Appeals on January 3, 2017. Seven Counties then filed a brief at the end of July 2017, and oral arguments were held on November 30, 2017. On August 24, 2018, the Sixth Circuit issued an Opinion ruling that Seven Counties was not a state instrumentality within the meaning of the Bankruptcy Code and was therefore eligible to file under Chapter 11. However, the Court of Appeals also certified a question of law to the Kentucky Supreme Court regarding whether the relationship between Seven Counties and Kentucky Retirement Systems was contractual or statutory. Kentucky Retirement Systems filed a Petition for Rehearing and Rehearing En Banc which was held in abeyance until the Kentucky Supreme Court issues a decision on the certified question of law. Oral arguments were held at the Kentucky Supreme Court on March 6, 2019, and on August 29, 2019 the Supreme Court ruled that Seven Counties participation in and its contributions to the KERS are based on a statutory obligation.

The Supreme Court of  Kentucky Opinion was forwarded to the Sixth Circuit for further action resolving the outstanding issued. On October 22, 2019 the Clerk of the Sixth Circuit sent a letter to all legal counsel in this matter stating that “the panel requests that the parties file supplemental briefs addressing how the Supreme Court of Kentucky’s decision impacts: 1) the issue of what statutory obligations must be fulfilled during the pendency of bankruptcy proceedings under 28 USC §959(b); 2) the issues presented by Seven Counties’ cross appeal; and 3) the justiciability of KERS’ petition for rehearing and rehearing en banc.” This briefing was completed on November 22, 2019 and the matter is submitted for a decision.

Other entities within the Commonwealth, including some entities with pending litigation, are attempting to terminate their participation in KERS. For example, Kentucky Retirement Systems filed an action against Kentucky River Community Care (“KRCC”) to compel it to comply with its statutory duties and require retirement plan participation. Similarly, Bluegrass Oakwood, Inc., a subsidiary of Bluegrass MHMR, attempted to terminate its participation in KERS through an action before the Kentucky Court of Appeals that was dismissed on February 24, 2015, resulting in Bluegrass Oakwood remaining as a participant in KERS. No assurance can be provided with respect to the impact of such actions, if any, on the future contribution rates.

In June 2014, the City of Fort Wright, a participating employer in CERS, filed a lawsuit against the Kentucky Retirement Systems’ Board of Trustees alleging that the Board invested CERS funds in investments that were prohibited by statute and common law. In addition, the City alleged that the Board of Trustees paid substantial asset management fees, which the suit alleges were improper. Kentucky Retirement Systems filed a motion to dismiss this action based on a number of legal issues, including the argument that the action was barred by the doctrine of sovereign immunity. Franklin Circuit Court denied the motion to dismiss.  An interlocutory appeal of the sovereign immunity issue was filed at the Kentucky Court of Appeals. On September 23, 2016, the Court of Appeals upheld the Franklin Circuit Court’s ruling that sovereign immunity did not prohibit this action from proceeding. After a motion to the Kentucky Supreme Court for discretionary review of the Court of Appeals’ ruling was denied, the case returned to the Franklin Circuit Court on the merits of the claims made. Both parties filed Motions for Declaratory Judgement on the legal issue of whether or not Kentucky Retirement Systems is authorized under Kentucky law to invest CERS plan assets according to the standards established in KRS 61.650 or if some other standard applies. On September 20, 2018, Franklin Circuit Court issued an Opinion and Order denying the City of Fort Wright’s Motion for Declaratory Judgment and granting Kentucky Retirement Systems Cross-Motion  for Declaratory Judgment. The City of Fort Wright appealed this decision to the Kentucky Court of Appeals, which issued an Opinion on January 10, 2020, affirming the decision of the Franklin Circuit Court in favor of the Kentucky Retirement Systems. The City of Fort Wright then filed a Motion for Discretionary Review at the Kentucky Supreme Court. Kentucky Retirement Systems filed a response and the parties are awaiting a decision.

In what is essentially a companion case to the City of Fort Wright matter outlined above, Damian Stanton filed a Complaint on September 4, 2015, alleging that he is a member of CERS and that the Board invested CERS funds in investments that were prohibited by both statutory and the common law, as well as alleging that substantial management fees were paid as a result of the investments. This case was held in abeyance pending the outcome of the Kentucky Retirement Systems’ motion for discretionary review in the Fort Wright matter. No substantive action has been taken in this matter to date.  However, Mr. Stanton passed away in 2018 and a representative of his estate was substituted for Mr. Stanton in this action.

On November 17, 2016, Western Kentucky University (“WKU”) filed a motion in Franklin Circuit Court seeking a judgment against the Kentucky Retirement Systems after the Kentucky Retirement Systems asserted WKU should continue to make retirement contributions for employees who were purportedly fired as WKU employees and then rehired as contract laborers. On March 3, 2017, Kentucky Retirement Systems filed a Motion to Dismiss this action based on WKU’s failure to name necessary parties. Franklin Circuit Court denied this motion.  WKU has filed a motion for Summary Judgment in this action which was denied on October 18, 2018. Additional discovery was then allowed. WKU filed a renewed motion for summary judgement, and Kentucky Retirement Systems filed a response. On March 11, 2020, Franklin Circuit Court issued an Order granting Summary Judgment in favor of WKU. Kentucky Retirement Systems filed a Motion to Alter, Amend or Vacate on March 23, 2020 to which WKU has responded. The parties are awaiting a decision by Franklin Circuit Court.

In January 2009, Sheriff John Aubrey and a number of other plaintiffs, including hazardous duty members of the Kentucky Retirement Systems, law enforcement unions and fraternal organizations, and a number of hazardous duty employers, filed a complaint in Franklin Circuit Court seeking a determination that the 2008 amendments to KRS 61.637 regarding the legal requirements for reemployment after retirement were unconstitutional and discriminatory. The case progressed to the Supreme Court of Kentucky on a Motion to Dismiss of the Kentucky Retirement Systems based on a claim of sovereign immunity. In April 2013, the Supreme Court ruled that sovereign immunity did not prevent this case from being filed against the Kentucky Retirement Systems and remanding the case back to Franklin Circuit Court. Recently, Plaintiffs filed a Motion for Summary Judgment. Kentucky Retirement Systems filed a Response and Cross-Motion for Summary Judgment on June 14, 2017. Franklin Circuit Court issued an Opinion and Order, denying Plaintiff’s Motion for Summary Judgment and granting Kentucky Retirement Systems Motion for Summary Judgment. Plaintiff appealed this action to the Kentucky Court of Appeals. On August 30, 2019 the Court of Appeals issued an opinion affirming Franklin Circuit Court’s Opinion.  Plaintiff filed a Motion for Discretionary Review at the Kentucky Supreme Court. On March 18, 2020, an Order denying discretionary review was issued.

On June 12, 2017, the River City Fraternal Order of Police and several other individuals filed a Complaint and Motion for a Restraining Order challenging the Kentucky Retirement Systems’ implementation of the Medicare Secondary Payer Act as it relates to KRS 61.702, asserting that Kentucky Retirement Systems violated both the federal law and the inviolable contract rights of its members. The court granted a Temporary Restraining Order (the “TRO”); however, a hearing was held at the end of July 2017 to determine whether to dissolve the TRO or grant an injunction during the pendency of this action. On September 25, 2017, Franklin Circuit Court issued an Order in the River City FOP litigation denying the Plaintiffs’ Motion for Temporary Injunction and dissolved the Court’s previous Restraining Order effective November 1, 2017. Plaintiffs thereafter filed a Motion to amend their Complaint to explicitly allege a violation of the Federal Medicare Secondary Payer Act. This motion was granted. Kentucky Retirement Systems filed a notice that it was removing the case to Federal District Court, where both counsels for River City and Kentucky Retirement Systems filed motions for summary judgment. On March 21, 2019, United States District Judge William Bertelsmann issued a Memorandum Opinion and Order denying the Kentucky

Retirement Systems motion for summary judgement and granting River City Fraternal Order of Police’s motion for summary judgement in part. Kentucky Retirement Systems filed a motion for reconsideration, which was denied by an Order dated July 17, 2019. This Order is not final for purposes of appeal, as litigation regarding potential damages is still on going.

In December 2017, certain members and beneficiaries of the Kentucky Retirement Systems filed litigation (Mayberry et al v. KKR et al) against certain Hedge Fund Sellers, Investment, Actuarial and Fiduciary Advisors, Annual Report Certifiers, and certain (past and present) Kentucky Retirement Systems’ Trustees and Officers in Franklin Circuit Court. The litigation alleges (in summary) that actuarial assumptions, fees, statements and disclosures harmed the financial status of the Retirement Systems. While Kentucky Retirement Systems is designated a “Defendant,” that designation is a technical formality in so much as Kentucky Retirement Systems is a “nominal defendant.” On April 20, 2018, the Kentucky Retirement Systems and the plaintiffs filed a joint notice with the Court advising that Kentucky Retirement Systems does not intend to challenge its status as a “nominal defendant.” Since then, the Franklin Circuit Court has ruled on various Defendants’ Motions to Dismiss, denying nearly all of them. On January 10, 2019, KKR, Henry Kravis and George Roberts (collectively, “KKR Parties”) amended their Answer to assert cross claims against Kentucky Retirement Systems. Certain officer and Trustee Defendants appealed the denial of their Motion to Dismiss on immunity grounds to the Court of Appeals, and that appeal was transferred to the Kentucky Supreme Court. The hedge fund defendants filed a Petition for Writ of Prohibition in the Court of Appeals, arguing the Plaintiffs lacked standing to bring the action. That Petition was granted on April 23, 2019. Plaintiffs promptly appealed the Court of Appeals’ decision to the Supreme Court of Kentucky, where it is currently pending. Oral arguments were held on October 24, 2019. The parties are awaiting a decision.

A number of related cases have also developed based on issues raised in the above referenced Mayberry action. There has been an action filed by a number of the Trustees and Officers named in Mayberry seeking reimbursement by Kentucky Retirement Systems of legal fees. There is also an appeal of an Attorney General Open Records’ decision regarding an attempt by one of the corporate defendants to obtain records through the open records act rather than through discovery. Kentucky Retirement Systems has also filed an action against Hallmark Specialty Insurance seeking a declaratory judgement that Hallmark has a duty to defend and indemnify Kentucky Retirement Systems in the Mayberry action. Two of the hedge fund Defendants in the Mayberry action have also filed an action in the United States District Court for the Eastern District of Kentucky naming individual members of the current KRS Board of Trustees as Defendants. This action is seeking a judgment declaring that the Trustees violated Plaintiffs’ right to due process as well as an award of costs and attorneys’ fees. Three actions have also been filed in Delaware regarding the Mayberry action. One filed by Prisma Capital Partners and one filed Blackstone Alternative Asset Management allege breaches of warranties, representations and more relating to the Subscription Agreements signed by the Kentucky Retirement Systems. The third was filed by Prisma Capital Partners against the Daniel Boone Fund, LLC. Finally, an action has been field by PAAMCO against Kentucky Retirement Systems in California also allege breaches of warranties, representations and more relating to the Subscription Agreements signed by the Kentucky Retirement Systems.

There are currently three cases pending before the Supreme Court of Kentucky regarding the validity and implementation of KRS 61.598. The portion of KRS 61.598 currently under challenge establishes the procedure for allocating to employers additional actuarial costs resulting from annual increases in an employee’s creditable compensation greater than 10 percent over the employee’s last five fiscal years of employment. The cases allege a variety of constitutional challenges. These cases have not been consolidated at this time and are being briefed.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

APPENDIX E

ADDITIONAL INFORMATION ABOUT THE OREGON ECONOMY
AND OREGON OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Oregon (“Oregon” or the “State”). The sources of payment for Oregon municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the May 20, 2020 Oregon Economic and Revenue Forecast prepared by the State of Oregon Department of Administrative Services Office of Economic Analysis (“OEA”), and other reports prepared by state government and budget officials and statement of issuers of Oregon municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Oregon issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

STATE FINANCIAL INFORMATION

COVID-19 Pandemic

General. The outbreak of COVID-19, a respiratory disease caused by a new strain of coronavirus, has been declared a pandemic by the World Health Organization ("WHO"). A national emergency was declared by the President of the United States on March 13, 2020 due to the pandemic. Governor Brown issued Executive Order No. 20-03 on March 8, 2020 declaring a state of emergency due to the COVID-19 outbreak in the State; the effectiveness of this order was extended on May 1, 2020 through July 6, 2020, unless extended or terminated earlier by the Governor.

COVID-19 outbreak developments, and associated governmental and regulatory responses, are rapidly changing. The effects of COVID-19 and the actions taken at the State and national levels, as described herein, to halt its spread have had, and are expected to continue to have, a significant negative affect on the revenues and economy of the State.

Information presented in this appendix generally predates the outbreak of COVID-19 and should be considered in light of the possible or probable negative effects the COVID-19 pandemic may have on the current and future finances, operations and economy of the State.

State Actions. The Governor has issued and is expected to continue to issue executive orders in response to ongoing COVID-19 pandemic developments. On March 13, 2020, the President declared the ongoing COVID-19 pandemic of sufficient severity to warrant an emergency declaration for purposes of making disaster assistance available through FEMA's Request for Public Assistance ("RPA"). On March 24, 2020, Governor Brown requested the President to declare a major disaster for the State, retroactive to January 20, 2020. The request was granted, allowing emergency expenditures incurred by state, territorial, tribal, and local government entities, as well as certain non-profit organizations, to be reimbursed through the RPA process. The DOR Director also issued orders to extend personal and corporate income tax filing and payment dates from April 15, 2020 to July 15, 2020, to extend deadlines for certain other taxes and to extend appeal rights.

In mid-March, the Governor ordered Oregonians to "Stay Home, Save Lives," directing individuals to stay home to the greatest extent possible, ordering the closure of specified retail businesses, requiring physical distancing measures for other public and private facilities, and imposing requirements for outdoor areas and licensed childcare facilities. This order was replaced by Executive Order No. 20-25 issued on May 14, 2020, which among other things sets forth essential health directives in response to COVID-19, and implements a phased approach for reopening Oregon's economy on a county-by-county basis.

To reopen, a county must demonstrate that it has met the following prerequisites for Phase I of reopening: (i) a decline in the prevalence of COVID-19; (ii) sufficient COVID-19 testing and contact tracing capability; (iii) adequate facilities for the isolation and quarantine of new cases; (iv) sufficient healthcare; and (v) sufficient personal protective equipment for health care workers. Counties that meet the above criteria are eligible to enter Phase I of reopening, subject to approval of their application by the Governor and recommendations from the Oregon Health Authority ("OHA"). With the exception of Multnomah County, all of Oregon's counties have applied and been approved and will be in Phase I of reopening by June 1, 2020. The State cannot predict when Multnomah County, the State's most populous county, will be approved to enter Phase I, and it does not expect to supplement this Official Statement in connection with any subsequent action related to Multnomah County.

Counties must remain in Phase I for at least 21 days before becoming eligible to advance to Phase II. If counties begin to see significant increases in COVID-19 cases or community spread, the OHA will work with local public health officials to evaluate what actions should be taken. Significant growth in COVID-19 spread could necessitate a county moving back from Phase I to a stay-home status. The Governor has indicated that details about Phases II and III of reopening will be released in the future through guidance issued by the OHA. The State cannot predict when and how further guidance will be released and when any counties will be approved to enter future phases of reopening.

Legal challenges have been filed and are pending before state and federal courts alleging that the Governor's Executive Orders exceed her statutory authority and are in violation of constitutional rights of freedom of religion and assembly. The State cannot predict the timing of review by the courts or the outcome of the challenges.

Federal Relief Efforts. The United States government and the Federal Reserve Board are taking legislative and regulatory actions and implementing measures to mitigate the broad disruptive effects of the COVID-19 pandemic. As described below, the State has received, and expects to receive additional funds through federal legislation, which among other things, provides relief for a portion of the costs incurred by the State in response to COVID-19.

The Coronavirus Aid, Relief and Economic Security Act (the "CARES Act") established a $150 billion Coronavirus Relief Fund ("CRF") to, among other things, provide financial assistance to states. The State has received its $1.388 billion allocation from the CRF, which can be used to cover COVID-19 related medical expenses, public health expenses, including among other things public safety measures taken in response to COVID-19, payroll expenses for public safety, public health, healthcare, human services and similar employees dedicated to the COVID-19 public health emergency, economic support, and other emergency response costs. The CARES Act limits the State's use of funds from the CRF to COVID-19 expense reimbursement rather than to offset anticipated state tax revenue losses.

Additional amounts are expected to be available to the State from other funding provisions of the CARES Act. For example, Oregon was allocated $32.5 million from the Governor's Emergency Education Relief ("GEER") Fund under the CARES Act. GEER funding is an emergency grant awarded to state governors' offices that can be used flexibly to meet the needs of students, schools and other education-related organizations.

The State expects the Legislative Assembly to be involved in determining the use of funds the State receives under the CARES Act, consistent with federal guidance which continues to evolve. In anticipation of the receipt of federal funds, including moneys from the CRF, the State has established a tracking mechanism to identify eligible costs. As of May 8, 2020, the State had incurred approximately $90.4 million of COVID-19 related costs that it anticipates would be eligible to be paid from its CRF allocation. In addition, certain costs are being tracked as "in relation to" COVID-19, pending further clarification from the federal government on the use of funds from the CRF. As of May 8, 2020, the State had incurred "in relation to" costs that may be eligible CRF costs of approximately $12.6 million. The State cannot quantify or estimate the scope or duration of the COVID-19 pandemic at this time, and cannot estimate the potential costs it may incur in response to COVID-19.

The Families First Coronavirus Response Act addressed access to COVID-19 care for state Medicaid programs by allowing states to be eligible for a 6.2% increase in their federal medical assistance percentages ("FMAP"), applied retroactively to January 1, 2020, through the end of the calendar quarter in which the COVID-19 pandemic is determined to be over. The State estimates this increase in FMAP will provide approximately $300 million of additional funding to the OHA and Department of Human Services in the 2019-21 Biennium; however, the final amount will depend on the amount of reimbursable charges.

The Coronavirus Preparedness and Response Supplemental Appropriations Act provides $8.3 billion in emergency funding for federal agencies to respond to the COVID-19 outbreak. Under this Act, the State has received approximately $18.9 million in funding from the Centers for Disease Control and Prevention for costs of the OHA including public health efforts, surveillance, testing, infection control, and mitigation.

Although the federal government is considering additional legislation that may provide additional assistance to the State, local governments and businesses, including economic stimulus packages and other financial assistance, passage of any such legislation is uncertain. See "-Revenue and Economic Information as of June 2020 Forecast" below for further discussion of how the State expects to utilize COVID-19 relief funds received from the federal government.

Market and Economic Disruption. As described above, the State and federal governments have taken, and are expected to continue to take, various actions, including the passage of laws and regulations, on a wide array of topics, in an attempt to slow the spread of COVID-19 and to address the health and economic consequences of the outbreak. The outbreak of COVID-19 has adversely affected, and is expected to continue to affect, travel, commerce and financial markets in the State, across the United States and globally and is widely expected to affect economic growth worldwide. The COVID-19 pandemic has resulted in volatility in the U.S. and global financial markets, and significant realized and unrealized losses in investment portfolios.

Financial results, generally, and liquidity, in particular, may be materially diminished. Access to capital markets may be hindered and increased costs of borrowing may occur as a result. Other than as described in this Official Statement, including under "-Revenue and Economic Information as of June 2020 Forecast" below, the impact of the COVID-19 pandemic on the revenues and operations of the State cannot be predicted at this time due to the dynamic nature of the outbreak, including uncertainties relating to its duration and severity, as well as what actions may be taken by the State and federal governments. The continued spread of COVID-19 and containment and mitigation efforts could have a material adverse effect on the revenues and operations of the State and on the national and global economies.

THE STATE OF OREGON GOVERNMENTAL ORGANIZATION

The Oregon Constitution divides the powers of State government among the Legislative, Executive and Judicial branches.

The Legislative Branch

Oregon has a bicameral Legislative Assembly consisting of the Senate with thirty members elected to serve four-year terms and the House of Representatives with sixty members elected to two-year terms.

The Legislative Assembly convenes its regular session in January of each year, with normal sessions in odd-numbered years (“regular sessions”) and abbreviated sessions in even-numbered years. Legislative sessions are limited to 160 days in odd numbered years, and 35 days in even numbered years. Sessions may be extended for five days at a time, by a two-thirds majority vote of both chambers of the legislature.   During a typical regular legislative session, approximately one-third of the estimated 3,000 bills introduced become law. The Governor or a majority of each house may call special sessions of the Legislative Assembly to deal with emergencies.

The primary functions of the Legislative Assembly are to adopt a balanced budget for all State funds, as required by the Oregon Constitution and to enact general laws. Historically, the Legislative Assembly budgeted on a biennial basis because it convened biennially. However, the Oregon Constitution was amended in 2010 to provide for annual sessions. Therefore, the Legislative Assembly may adopt annual budgets for State agencies, rather than for the entire biennium, or may adopt biennial agency budgets that are adjusted in an interim legislative session. State law requires a financial report of State operations to be prepared at the end of each fiscal year.  The State’s fiscal year ends June 30.

The Oregon Constitution authorizes the Emergency Board (“E-Board’), a joint legislative committee, to meet between legislative sessions to address financial matters of the State arising in the interim period. The seventeen-member E-Board consists of the President of the Senate, Speaker of the House of Representatives, Co-Chairpersons of the Joint Ways and Means Committee, six other Senate members and seven other House members. The E-Board, which may schedule its own meetings, usually meets once every other month during the interim between regular sessions. If an emergency exists, the E- Board may allocate additional moneys to any State agency out of funds appropriated to the E-Board by the Legislative Assembly during its regular session. The E-Board may also provide moneys for an activity required by law for which the Legislative Assembly did not appropriate money, increase expenditure authority from dedicated or continuously appropriated funds, and approve funding for a new activity coming into existence at a time that would preclude submission of a budget to the Legislative Assembly.

The Executive Branch

The chief executive power of the State is vested in the Governor. The Governor is elected to a four-year term and is limited to serving two terms in any twelve-year period. Kate Brown was elected Governor at the November 2018 general election to serve a four-year term ending December 31, 2022. The Governor proposes, plans, and recommends a budget for almost all of State government to the Legislative Assembly. The Governor also may call special sessions of the Legislative Assembly and appoint judges to vacant judicial positions. The Governor directly appoints the directors of most State agencies and many other State officials.

The Secretary of State is a statewide constitutionally elected officer designated as the auditor of public accounts in the State and as the State’s chief elections officer. After former Secretary of State, Dennis

Richardson passed away, Bev Clarno was appointed Secretary of State on April 2, 2019 to serve out the term ending on December 31, 2020. As auditor, the Secretary of State audits or reviews the accounts and financial affairs of State boards, commissions, departments and institutions. The Secretary of State also edits, codifies and publishes administrative rules, which supplement laws passed by the Legislative Assembly and prescribe the manner in which State agencies conduct business.

The State Treasurer is also a statewide constitutionally elected officer. Tobias Read was elected Treasurer at the November 2016 general election to serve a four-year term ending December 31, 2020. The Treasurer is responsible for all moneys paid into the State Treasury and administers the State’s banking, cash flow, borrowing, investment operations and several savings programs for Oregonians. The State Treasurer also chairs or serves on numerous State boards and commissions responsible for investing State funds and for setting borrowing policies for the State.

The Governor, the Secretary of State and the State Treasurer comprise the State Land Board, established by the Oregon Constitution to manage the Common School Fund and certain lands dedicated at statehood for educational purposes. The valuation of the Common School Fund was approximately $1.90 billion as of December 31, 2019. Its value fluctuates based on market conditions and the amount of withdrawals.  The fund is managed as a perpetual trust fund with approximately two to five percent of its value distributed annually to the State Superintendent of Public Schools for distribution to the State’s K-12 public school districts.

In addition to the Offices of the Secretary of State and the State Treasurer, the Executive Branch includes other offices administered by statewide elected officials. The State Attorney General manages the Department of Justice and the State’s legal affairs. The Labor Commissioner manages the Bureau of Labor and Industries that oversees and enforces the State’s labor and wage laws.

The Judicial Branch

The Oregon Constitution establishes the Judicial Branch, which consists of the Supreme Court, Court of Appeals, Tax Court, and 36 Circuit Courts in 27 judicial districts. The Chief Justice of the Oregon Supreme Court administers the State court system and is the head of the Oregon Judicial Department. The Court of Appeals hears most of the civil and criminal appeals from the Circuit Courts and reviews most State administrative agency actions. The Circuit Courts are Oregon’s trial courts of general jurisdiction. The Tax Court is a special one-judge court that has exclusive, statewide jurisdiction to hear only cases involving Oregon’s tax laws. All Oregon judges are elected by popular vote. The Governor, however, may appoint judges to fill vacancies that occur.

Services Provided by State Government

The Governor appoints the heads of and coordinates numerous State agencies that provide services through program areas that include: (1) Consumer and Business Services for protecting consumers and workers, promoting a positive business climate and regulation of various professions; (2) Economic and Community Development that aids businesses and people, including job creation, placement and retention services, business recruitment, community development and affordable housing; (3) Education from pre- kindergarten to post-secondary and life-long learning through community colleges and workforce development programs; (4) Human Services that relate to physical, mental and public health, self-sufficiency, child protective services and care for seniors and people with disabilities; (5) Natural Resources overseeing pollution control, land use, water quality and conservation, agriculture and food products, forests, watersheds and fisheries; (6) Public Safety that protects Oregon’s people, property and natural resources through trained militia, law enforcement, prosecution and incarceration of juvenile and adult offenders; (7) Transportation; and (8) Administration that manages and provides policy direction and central services to other State agencies, such as data and networking infrastructure and procurement activities.

Employee Relations

As reported in the State’s Comprehensive Annual Financial Report (“CAFR”) for FY 2019, there were 39,855 employees providing services through State government. Certain employees of the State of Oregon and political subdivisions have the right to form, join, and participate in the activities of labor organizations for representation and collective bargaining on matters concerning employment relations. An officially recognized or certified labor organization is the exclusive representative of its covered employees for collective bargaining. The scope of representation may include, but is not limited to, matters concerning wages, hours, paid leave and grievance procedures. The public employer must bargain in good faith with respect to employment relations. If a contract remains unsettled after a 150-day period of good faith contract negotiations, either or both of the parties may notify the Employment Relations Board (ERB) of the need for a mediator.  The parties may mutually agree to request a mediator before the end of the 150- day period by notifying the Board. If the parties do not reach settlement through mediation, then either party may declare impasse.  The parties then must each submit a final offer to the ERB.  The parties have a 30-day cooling off period, which starts when the parties have submitted their Final Offers to the ERB and the ERB makes public the Final Offers. After the 30-day cooling off period, the employer may implement its final offer. With 10 days’ notice, the union may legally strike. The 10 day strike notice may be provided to the public employer during the 30 day cooling off period or after the cooling off period. For strike- prohibited bargaining units, either the employer or the exclusive representative may initiate binding arbitration to establish a successor collective bargaining agreement if mediation fails to produce a settlement. State labor contracts in the executive branch of government expire at the end of each biennium (June 30, every two years) and are re-negotiated for the following biennium.

ECONOMIC AND DEMOGRAPHIC INFORMATION

Historical Perspective

The Oregon economy has transitioned and diversified from a predominant concentration in timber harvesting and wood products manufacturing to high-tech manufacturing. As high-tech manufacturing grew in Oregon, the State also developed stronger ties to major export markets in the Pacific Rim. Population growth has historically exceeded the national rate, fueled by the in-migration of young professional and retiree populations attracted by the high-quality jobs, relatively low cost of living and doing business on the West Coast.

Sectors of increasing importance in the Oregon economy include professional and business services, construction, health services, and leisure and hospitality. Exports also continue to be a driver for the Oregon economy. China and Canada are top destinations for Oregon exports, with the Chinese economy affecting the Oregon economy more than most other countries. However, these external influences are significantly smaller than the overall health of the U.S. economy.

STATE FINANCIAL OPERATIONS

Budgetary Process

The Oregon constitution requires the State’s budget to balance at the end of each biennium. Article IX, Section 2 of the Oregon Constitution states that the Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year. Article IX, Section 6 of the constitution states that “whenever the expenses, of any fiscal year, shall exceed the income, the Legislative

Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense [sic] of the ensuing fiscal year.” Because of these two provisions, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

Historically, during the regular legislative session at the end of every biennium, the Legislative Assembly adopts a budget covering most of the State’s operations for the next biennium. A biennium begins July 1 and ends June 30 of odd-numbered years. The budget is adopted through the enactment of separate budget bills for most State agencies and the Legislative and Judicial Branches (the “Budget Bills”). There are four different categories of funds included in the State’s budget: (i) General Fund, (ii) Lottery   Funds, (iii) Other Funds (dedicated funds), and (iv) Federal Funds.

The budgeting process begins with the Governor’s submission of a recommended budget for State agencies in the December preceding the start of a new regular legislative session. Concurrently, the Department of Administrative Services (“DAS” or the “Department”) prepares and files Budget Bills during December so that when the Legislative Assembly convenes in January for its regular session, the Joint Ways and Means Committee can begin consideration of each bill. By statute, the budget may not permit certain governmental purpose expenditures to exceed eight percent of the State’s personal income. This limitation may be exceeded only if the Governor declares an emergency and if three-fifths of each house of the Legislative Assembly votes to exceed the limit.

The Legislative Assembly may provide spending authority to a State agency through a continuous appropriation of a fund dedicated for a certain purpose. In that case, spending is limited only by the amount of revenues received in or held by the fund. The Legislative Assembly may also limit the amount of money spent by placing an expenditure limitation on a continuously appropriated and dedicated fund. In addition, the Legislative Assembly enacts one-time appropriations of moneys to specific agencies or programs from moneys expected to be received or held by the State’s General Fund, lottery and other revenues and federal funds. After the Budget Bills are passed, the Governor may veto an entire bill, single items in appropriation bills or the emergency clause in a bill. A two-thirds vote of the Legislative Assembly may override the Governor’s veto.

If budget adjustments are required after a legislative session has ended, the Legislative Assembly may meet again in a specially called session, or the E- Board may adjust agency budgets.

Component Units

The Legislative Assembly has authorized the creation of certain public or non-profit corporations that are closely tied to specific statewide functions or agencies (the “Component Units”). These entities generally perform statewide functions that are authorized by the Legislative Assembly, but are not required to comply with many of the budgeting, purchasing and other requirements imposed on State agencies.  Included among these Component Units are the State Accident Insurance Fund (SAIF) Corporation and the Oregon Health and Science University (“OHSU”). In 1995, the Legislative Assembly transferred the duties and powers of the OHSU to an independent public corporation with statewide purposes and missions and without territorial boundaries. The State entered into a Debt Service Payment Agreement with OHSU pursuant to which OHSU assumed the repayment obligation for all bonds issued by the State for the original university. OHSU submits its funding request for each biennium to DAS, which includes such request as part of the Governor’s biennial recommended budget.

In addition, as of July 1, 2015 the State’s seven public universities became independent universities, each governed by an independent board and considered a public body with statewide purposes and without territorial boundaries. Each independent university may submit a funding request for each biennium that requests state aid and appropriations for state-funded debt service. This funding request is made through the Higher Education Coordinating Commission to the Governor and made a part of the Governor’s biennial recommended budget. Any moneys appropriated to pay debt service for state bonds must be held by the State Treasurer pursuant to an agreement entered into by the State Treasurer and an independent university.

Revenue Forecasting

Oregon law requires DAS, with the assistance of the State Department of Revenue, to prepare an estimate for each calendar quarter of the total amount of revenue, including General Fund and lottery revenues, available for State purposes for the current fiscal year, as well as the amount of revenue received quarterly, through the biennium (the “Oregon Economic and Revenue Forecast” or “Forecast”). The OEA produces the Oregon Economic and Revenue Forecast based upon information available at the time of preparation and upon a wide variety of assumptions.  DAS must report its estimates to the Legislative Assembly, when it is in session, and to certain interim committees of the Legislative Assembly, when it is not in session. The reports are generally released each Mid-February (dated as ofMarch), Late-May (dated as of June), September and December, with their posting dates varying slightly. These reports are commonly known as the quarterly “revenue forecast”, and focus on the amount of expected General Fund and lottery revenues. In odd-numbered years when the Legislative Assembly is in session, the June forecast is released approximately May 15 and is commonly referred to as the “Close of Session” or “COS” forecast.

Oregon law also requires DAS to set forth the methodology and assumptions used to develop each quarterly revenue forecast. The State uses an econometric model to forecast the Oregon economy and personal and corporate income taxes (over 90 percent of the State’s General Fund revenue). The econometric model has two major parts: (1) a State economic model that estimates employment, wages and personal income; and (2) a revenue forecasting system based on the economic model, for use in estimating personal and corporate income taxes. The system receives new data each quarter, with revisions to the model as necessary. The model does not include the fees and other miscellaneous revenues that comprise the balance of General Fund revenues.

The development of a revenue forecast involves three steps. First, a forecast of economic conditions in Oregon is made, then projected income and population is translated into projected tax receipts other than from corporate and excise taxes and finally corporate income and excise tax collections are projected.  In developing its projections, the State uses the national baseline forecasts of IHS Economics.

Accounting Practices

Oregon law designates DAS as the agency responsible for the overall administration and coordination of the State’s internal accounting and other fiscal controls and procedures. DAS has developed the Oregon Accounting Manual that sets forth internal policies and uniform procedures for agencies to follow in their fiscal management, accounting and reporting.

DAS must prepare a financial report for the State of Oregon within 180 days after the close of each fiscal year. The reporting entity of the State of Oregon includes all agencies, boards, and commissions that are legally part of the State (primary government), and the State’s component units. Component units are legally separate entities for which the primary government is financially accountable or entities that warrant inclusion as part of the financial reporting entity because of the nature and significance of their relationship with the primary government. Oregon’s financial statements are prepared in conformity with generally accepted accounting principles applicable to state governments.

All governmental funds use the modified accrual basis of accounting. Revenues are recognized when they become measurable and available. Under the modified accrual basis of accounting, taxpayer assessed taxes are recognized when the underlying exchange has occurred and the resources are available. Expenditures are recognized under the modified accrual basis of accounting when the related liability is incurred. An exception to this general rule of expenditure recognition is that principal and interest on general long-term debt is recognized when due.

Audits

The Secretary of State, as State Auditor, may audit or review the accounts and financial affairs of each State agency as deemed appropriate under ORS 297.210. An audit or review may also occur when there is a change in the executive head of an institution or department. The Governor, Legislative Fiscal Officer and DAS receive a report on each audit. The Secretary of State’s Audit Division reviews the funds of the State’s larger agencies in connection with the development of the State’s annual financial report and provides annual audits, as requested, for the State’s revenue bond funded programs.

The Joint Legislative Committee on Audits is staffed by the Legislative Fiscal Office and operates continually during the session and interim to review audit plans and completed audits conducted by the Secretary of State. The Committee also: reviews legislation and legislative requests for audits or reviews to be conducted; provides direction on audits/reviews that should be conducted by the Secretary of State or legislative staff; reviews agency actions to comply with audit recommendations; suggests changes or remediation; and fulfills other requirements of Oregon laws relating to audits.

The Oregon Department of Administrative Services is responsible for adopting rules setting standards and policies for internal audit functions within state government under authority provided in ORS 184. By Statute, the Oregon Secretary of State, Audits Division, conducts audit work in compliance with Government Auditing Standards developed by the U.S. Government Accountability Office. Standards are developed by and for government auditors to ensure quality work is performed in the public interest. These audit standards contain requirements and guidance to assist auditors in objectively acquiring and evaluating sufficient, appropriate evidence as well as reporting the results.

Disbursements and Allotments

Oregon law requires that State agency spending be monitored and that moneys be disbursed throughout the biennium through an allotment process that is administered by DAS. Under this process, DAS allots to each agency the amount of appropriated moneys that may be spent during each of the eight quarters in a biennium. The amount of an allotment is based on estimates submitted by agencies of their statutory duties and projected expenditures to fulfill the purposes for which moneys were appropriated to them. DAS may amend allotments previously made by it at the request of an agency or after notice by DAS to an agency.  In addition, if DAS declares at any time during the biennium that there is a projected budget deficit due to insufficient revenues, then DAS, with the Governor’s approval, may reduce previously made allotments to a level necessary to prevent the deficit. Allotments made for the purpose of debt service payments, however, may not be reduced.

Fiscal Checks and Balances

Oregon law provides for a system of checks and balances with respect to the deposit, accounting and expenditure of State moneys. DAS supervises State agency accounting and prescribes rules and regulations for preparation of agency budgets. The Secretary of State, the constitutionally designated auditor of public accounts, may disapprove claims for payment from any moneys in the State Treasury. State agencies are required to turn the moneys collected by them over to the State Treasurer for deposit into various funds that comprise the State Treasury. The State Treasurer is responsible for control of State banking relationships, cash management and the investment of State funds. Some State moneys are deposited with outside trustees who administer the cash and investments.

On a day-to-day basis, DAS, along with the State Treasurer and the Secretary of State, maintains the system of checks and balances. For example, DAS reconciles its accounts monthly with the related account balances maintained by the State Treasurer, which facilitates the adjustment of any imbalances or other errors. DAS also follows up on major deficiencies listed in the audit reports prepared by the Audits Division of the Secretary of State. Agencies must respond to DAS stating in detail how they will correct the deficiencies.

The Secretary of State Audits Division maintains a hotline where allegations of local and state government fraud, waste, and abuse are received and evaluated. Most state and local government procurements must follow the Public Contracting Code as outlined in statute. This structure is in place to ensure industry standards are followed, instill public confidence, promote efficient use of resources, clearly identify rules, and allow impartial and open competition. The State Attorney General maintains the model rules that specify procedures for public contracting under the code.

Loss Management

The Department of Administrative Services, Enterprise Goods and Services, Risk Management section is responsible for managing the State’s risk of loss due to various types of loss or liability. The primary kinds of loss that the section works to prevent or pay include physical loss or damage to State property, tort liability claims brought against the State, its officers, employees, or agents, inmate injury, workers’ compensation, employee dishonesty, and faithful performance bonds for key positions as required by law and additional positions as determined by agency policy. The State Insurance Fund (the “Fund”), established by ORS 278.425, is used to provide both self-insurance and commercial insurance for State of Oregon agencies. The Fund generally pays up to a set amount for various types of losses through its self-insurance program, with excess amounts covered by purchased commercial insurance policies. Both self-insurance losses and commercial insurance premiums are paid from the Fund. For each separate category of potential loss, DAS determines the appropriate level of the Fund or commercial insurance. Agencies pay assessments to the Fund for each category of loss.

The Oregon Department of Administrative Services has a dedicated Risk Management unit that insures and protects the people, property, and activities of state government. The Risk Management program provides comprehensive insurance coverage for the State of Oregon and provides tools and information around risk and insurance to state agencies.

Seismic Activity

The State is located in an area of seismic activity along the Pacific coast. The scientific consensus is that the State and the Pacific Northwest region is subject to periodic great earthquakes along the Cascadia Subduction Zone, a large fault that runs offshore from Northern California to British Columbia. Geologists are predicting the Pacific Northwest is due for a major earthquake magnitude (8.7 to 9.1). Such an earthquake would cause widespread damage to structures and infrastructure in western Oregon, and total damage in coastal areas inundated by a possible accompanying tsunami. It is likely the infrastructure damage would be sufficient to disrupt transportation, communication, water and sewer systems, power and gas delivery and fuel supplies for weeks to months for much of Western Oregon. This kind of regional disaster is unprecedented and could result in a significant permanent loss of population and business. Other natural disasters occur occasionally, including wildfires, volcanic eruptions, mudslides and wind storms but with less damage that is more localized than is predicted to occur from a major earthquake.

Emergency Powers

In response to the Governor's declaration of a catastrophic disaster, such as an earthquake or other natural disaster or public health crisis that results in extraordinary levels of death or injury, property damage or disruption of daily life, the Governor may exercise the powers conferred by Article X-A of the Oregon Constitution. Those powers include the ability to use General Fund and lottery revenues appropriated for other purposes. In addition, the Legislative Assembly may convene using reduced quorum and procedural requirements, to enact legislation in response to the disaster, including legislation related to taxation, the use of Highway Fund revenues for non-highway purposes, keeping “kicker” money and borrowing. These powers are operative for only 30 days unless extended by the Legislative Assembly.

In addition, under ORS 401.165, the Governor may declare a state of emergency upon the occurrence of an event or circumstance that causes or threatens widespread injury to person or property or loss of life or financial loss. Upon such a declaration the Governor has broad powers over the Executive Branch of State government. The Governor may suspend statutes or rules if strict compliance would hinder a response to the emergency and may deploy state personnel and resources to prevent or alleviate damage due to the emergency. The Governor may also declare a state of public health emergency under ORS 433.441. Upon such a declaration, the Governor may regulate the use, sale and distribution of food, fuel, medical supplies and medicine.

The Governor declared a state of emergency March 8, 2020 under ORS 401.165 and used her statutory powers to address the COVID-19 virus public health emergency. Under Executive Order 20-03, issued on March 8, 2020, a statewide emergency was declared for 60 days, through May 7, 2020.  Subsequently, Executive Order No. 20-24 was issued May 1, 2020 extending the state of emergency for an additional 60-days, through July 6, 2020.

Cybersecurity

The State of Oregon operates a large and complex technology infrastructure to conduct its operations. The quickly changing cybersecurity threat landscape presents increasing risk to the integrity and confidentiality of information that the State receives and holds.

The State has adopted the National Institute of Standards and Technology Cybersecurity Framework as a defining roadmap for reducing or mitigating the risk of impact and/or damage from cybersecurity incidents. Enterprise Information Services (“EIS”), which is responsible for all State Information Technology (“IT”) and computer systems, has established Statewide Information Security Standards for information systems security. The Statewide Information Security Standards and recommended best practices have been developed using a combination of international and national standards, including the NIST Cyber Security Framework. These standards promote the development, implementation, and operation of secure information systems by establishing minimum levels of due diligence for information security. All State executive branch employees are required to take annual information security training.

The EIS directs Information Security strategies and policies statewide. In August 2018, the State adopted a Statewide Information Security Plan in order to apply relevant safeguards to State agencies and State information, IT Systems, networks, and applications. Compliance with this information security plan and statewide policies and standards is mandatory.

Cyber Security Services (“CSS”), as part of the EIS, has authority and responsibility for the statewide incident response program, as well as dissemination of security training, policy, and best practices across the State. The CSS has developed an Incident Response Plan to guide response to information security incidents. The Incident Response Plan describes how resources are to be brought together to respond to an information security incident, and was written in close coordination with the Office of Emergency Management and the Emergency Response Council. The Plan adopts National Incident Management System and Incident Command Systems methodology and terminology wherever possible and is designed to fit within existing emergency response practices. Pursuant to this Incident Response Plan, the State Incident Response Team (SIRT) responds to information security incidents that potentially impact multiple agencies or which pose a significant threat to the State. The SIRT is responsible for coordinating interagency security incident response resources and communications during or about an information security incident that impact multiple agencies. To test the incident response plan and verify SIRT’s ability to execute, information security incident exercises are planned and conducted as necessary, depending upon the then-level of recent SIRT activity.

Enterprise security governance was modified as a result of Oregon Governor Brown's Executive Order 16-13 and ORS 276A.206, which unify information technology security functions under the authority of the State CIO. Major cybersecurity initiatives that address findings of federal and state audits and cybersecurity risk assessments are coordinated through the Enterprise Leadership Team, which provides strategic direction for the executive agencies of the State. Agencies with elected leadership (Secretary of State, Treasury and Attorney General), the Legislature and Judiciary are coordinated within the implementation of cybersecurity initiatives to maximize the protection of critical State systems and data from a common threat.

Despite the implementation of these cybersecurity plans and procedures, no assurances can be given by the State that such measures will ensure against all potential cybersecurity threats and attacks and accompanying disruptions and costs.

STATE OF OREGON INVESTMENT POLICIES

The Office of the State Treasurer (the “OST”) invests moneys held on behalf of state agencies and participating local governments through two pooled investment vehicles or through separate accounts with guidelines specific to the agency’s investment needs. Some of the agency moneys invested by the OST are bond proceeds or moneys used to pay bond debt service. The State’s investment policies are governed by Oregon Revised Statutes and the Oregon Investment Council (the “OIC”). The OIC, created by a 1965 legislative act, establishes investment policies for all State funds. The OST is responsible for implementing those policies. The Governor appoints four of the OIC’s five voting members, who are subject to confirmation by the Oregon Senate. The State Treasurer serves by statute. OST pooled investment vehicles are the statutory Oregon Short-Term Fund (the “OSTF”) and the internally established Oregon Intermediate-Term Pool (the “OITP”).

The OSTF is a short-term cash investment vehicle created by statute to invest State agency and Oregon local government moneys. The OSTF is not registered with the U.S. Securities and Exchange Commission as an investment company. The OST manages the OSTF within guidelines established by the OIC, with advice from and in consultation with, the OSTF Board. Primary investment objectives established for the fund are, in order of priority: preservation of principal, liquidity and yield. The OSTF Financial Statements for the year ended June 30, 2019 reported net assets of approximately $21.2 billion.

The guidelines in place for the OSTF require at least 50 percent of the portfolio to mature or re- price within 93 days; no more than 25 percent of the portfolio may have a maturity longer than one year; and no investments may have a final maturity longer than three years as measured from the settlement date of the initial transaction. Total weighted average credit quality of the portfolio must be a minimum of AA by Standard & Poor’s. Reference the OSTF guidelines for full details. Eligible investments may include the following:

•	Investments with minimum long-term ratings of AA-, Aa3, or AA-, or better, by Standard & Poor’s, Moody’s Investors Services, or Fitch Ratings, respectively, consisting of:
-	U.S. Treasury Securities
-	U.S. Government Agency Securities
-	U.S. dollar-denominated Foreign Government Securities and their Instrumentalities
•	Commercial Paper with short-term ratings of A-1, P-1 or Fl by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.
•	Corporate indebtedness with minimum long-term ratings of A-, A3 or A- by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.
•
Asset-Backed Securities with minimum long-term ratings of AAA, Aaa or AAA or minimum short- term ratings of A-1+, P-1 or Fl+ by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.

•
Certificates of deposit issued by banks in Oregon and insured by the FDIC or collateralized according to ORS Chapter 295, and negotiable certificates of deposit and banker’s acceptances from domestic commercial banks with minimum short term ratings A1/P1/F1 by Standard  & Poor’s, Moody’s or Fitch Ratings, respectively.

•
Municipal debt obligations (agencies, instrumentalities, and political subdivisions) that have long-term ratings of AA-, Aa3 or AA-, or better, or are rated in the highest category for short-term municipal debt by Standard & Poor’s, Moody’s Investors Services, or Fitch Ratings, respectively, at the time of purchase.

•
Repurchase agreements and reverse repurchase agreements that mature in no more than 90 days are fully collateralized with cash, government obligations or obligations of agencies of the federal government and are entered into with primary dealers as recognized by the Federal Reserve Bank or the State’s custodial bank and certain other types of debt or similar instruments.

•	Up to $250 million in the Oregon Local Government Intermediate Fund (“OLGIF”)

The OITP is an alternative to the OSTF for State agencies. The moneys in the OITP are pooled and managed by OST to invest dollars not needed to cover short-term needs and able to withstand price volatility to achieve returns often associated with longer-term investments. The OITP is a voluntary investment vehicle for State agencies with funds that are allowed to be invested.

The OITP’s management objective is to maximize total return, which includes investment value and coupon income within the desired risk parameters and fixed income investments prescribed in the portfolio guidelines. The OITP’s benchmark index is the Barclay’s US Aggregate 3-5 years. The OITP is not structured to provide 100 percent net asset value on each participant’s initial investment at all times. For consistency with the portfolio’s total return objective, the value of each participant’s investment is determined on a proportional basis to the net market value of the entire portfolio. The OITP is not registered with the U.S. Securities and Exchange Commission as an investment company.

Eligible investments are detailed in the OITP guidelines, but in general, the OITP may invest, subject to diversification requirements, in several types of investment grade rated debt market instruments denominated in U.S. dollars.  These may include:

•	Obligations of U.S. and non-U.S. corporate issuers;
•	Obligations of the U.S. government and its agencies and instrumentalities;
•	Obligations issued or guaranteed by non-U.S. governments and instrumentalities;
•	Taxable debt securities issued by U.S. states or local governments and their agencies, authorities and other U.S. state government-sponsored enterprises;
•	Repurchase agreements and reverse repurchase agreements.

The OITP invests in securities that, at the time of purchase, are investment grade rated by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s. The overall portfolio must maintain an average modified duration of+/- 20% of its benchmark index. Limitations on individual investment terms to maturity vary by security type, but in general, securities have a maximum term of or weighted average life of 10 years.

Except for U.S. Treasury and U.S. Agency securities, no more than five percent of the OITP may be invested in the securities of any one issuer and a maximum of 25 percent may be invested in any one of 10 broad sectors as defined by the Bloomberg Industry Classification System (“BICS”).

REVENUES

Revenues available to the State are discussed below based on the following categories: General Fund, Lottery Funds, Reserve Funds, Other Funds and Federal Funds. Certain of these revenues are available only to finance permitted purposes as authorized by State or federal law. Article IV, Section 25 of the Oregon Constitution requires a three-fifths majority of all members elected to each House to pass bills for raising revenue and that the governor and presiding officer of each respective house sign the bill of resolution.

General Fund Revenues

The following describes the largest sources of the State’s General Fund revenues.

Taxes

Personal Income Taxes. Oregon taxes the personal income of individuals, estates, and trusts. Taxable income is calculated using the version of the Internal Revenue Code of 1986, as amended, that is applicable to the tax year of the taxpayer. Oregon uses the federal definition of taxable income currently in effect for a tax year with some specific modifications for Oregon.  Oregon employers withhold income tax from their employees’ wages. Self-employed persons and others not subject to withholding must pay quarterly estimated tax payments.

Corporate Excise and Income Taxes. Corporations are subject to either a corporate excise tax or the corporate income tax under Oregon law. The corporate excise tax is imposed for the privilege of doing business in Oregon. A corporation is doing business in Oregon when it engages in any profit-seeking activity in Oregon.

The corporate income tax is imposed on any corporation that has income from an Oregon source. Corporations that operate in more than one state must determine the share of their income attributable to Oregon activities using Oregon sales relative to sales in all states for both income taxes and excises taxes. The corporate income tax rate mirrors that of the excise tax rate on taxable income derived from sources within Oregon.

Insurance Taxes. Insurers operating in Oregon are subject to the corporate excise tax. Some insurers that are domiciled in other states or countries are also subject to a retaliatory tax. The Oregon Department of Revenue collects the excise tax. The Insurance Division of the Department of Consumer and Business Services collects the retaliatory tax.

Estate Taxes. Oregon’s estate tax is imposed as a percentage of the Oregon taxable estate. Because Oregon calculates its tax differently than the federal estate tax, the Oregon estate tax amount may be different from the federal tax amount.  The Oregon estate tax is tied to the definition of a “taxable estate” in the Internal Revenue Code, but that definition is modified by Oregon law.

Cigarette and Other Tobacco Taxes. The State imposes an excise tax on the distribution of all tobacco products in Oregon. The cigarette and other tobacco products taxes are distributed primarily to fund health-related programs, including the Oregon Health Plan and tobacco use reduction, another portion goes to the state General Fund, and the balance is distributed equally among cities, counties and the Department of Transportation.

Other Taxes. A portion of the moneys collected from several forest harvest taxes and the Amusement Device Tax are allocated to the General Fund.

Fines and Fees

The fines and fees section of General Fund revenues includes State Court Fees, Secretary of State Corporation Fees, Criminal Fines and Assessments, and Securities Fees. These are fees imposed by agencies or the State courts for the filing of certain court-related or corporate documents and certain fines for violations of the law.

Liquor Sales Apportionment

The State imposes taxes on beer, wine and distilled liquor manufactured or distributed in Oregon. The Oregon Liquor Control Commission (“OLCC”) exclusively imports and distributes beverages with 21 percent or more alcohol. The OLCC sets the retail prices for the alcohol it distributes. The net revenue from these operations goes into an OLCC account, which distributes approximately 56 percent of the revenues to the General Fund.

Other Sources

Other major sources of General Fund revenue include charges for central services performed by DAS, interest earnings, and miscellaneous revenues.

Return of General Fund Revenue to Personal Income Taxpayers (2% Surplus Kicker)

Under the Oregon Constitution, if biennium revenues actually received exceed estimated amounts to be received from personal income taxes by more than two percent, the amount received above the estimate is credited to individual taxpayers. This amount of excess revenue is popularly known as the “kicker.” For individuals, this refundable credit is based on the previous calendar year's tax liability (for example, 2018 liability for the 2017-19 kicker). Kicker amounts attributable to corporate income and excise taxes (actual biennium revenue from corporations that exceed the revenue forecast by more than two percent) are retained for use in K through 12 public education and are not refunded or credited. The State may retain the individual kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

Lottery Funds

Revenues from the operation of the Oregon State Lottery comprise a significant source of money in the State’s budget. After the payment of prizes and operating the State Lottery, revenues are constitutionally dedicated to education, economic development, and natural resources program areas. According to the Oregon Constitution, approximately 84 percent of the total annual revenues from the sale of lottery tickets or shares must be returned to the public in the form of prizes and net revenues benefiting the public purpose.

After paying player prizes and operating expenses, the Lottery transfers the remaining revenues to the Administrative Services Economic Development Fund. The Oregon Constitution and the Legislative Assembly direct how moneys from this fund are distributed. Presently, the Education Stability Fund and the Parks and Natural Resources Fund receive about 33 percent of total transfers, and 1.5% of net lottery proceed transfers are constitutionally dedicated to veterans’ services. Debt service payments, State school funding, and economic development efforts are the primary uses for the remainder.

Reserve Funds

The State has two budgetary reserve funds, the Education Stability Fund and the Oregon Rainy Day Fund that may be drawn on in the event of General Fund revenue shortfalls or economic downturns within a biennium subject to certain restrictions described below.

Education Stability Fund (“ESF”). Under the Oregon Constitution, 18 percent of the net proceeds from the State Lottery must be deposited in the ESF. The ESF retains earnings or spends them on public education. The Legislative Assembly also may appropriate other moneys or revenues to the ESF. The amount in the ESF may not exceed five percent of the amount that was accrued as revenues in the State’s General Fund during the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly can appropriate all or a portion of the money in the ESF for public education expenditures subject to the Governor also declaring an emergency or the Legislative Assembly finding that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months or (iii) General Fund revenues have dropped at least two percent below the current Close of Session forecast.

Rainy Day Fund (“RDF”). The 2007 Legislative Assembly authorized the establishment of the Oregon Rainy Day Fund, codified in ORS 293.144 to 293.148. ORS 293.146 provides for deposits to the RDF in an amount equal to up to one percent of the State’s General Fund appropriations for a biennium. The deposit is payable from the State’s General Fund ending balance at the end of a particular biennium. The actual amount of the deposit up to the one percent requirement will depend on the size of the State’s General Fund ending balance. Additional transfers to the RDF cannot be made if the balance in the RDF exceeds 7.5 percent of the amount of General Fund revenues collected in the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly may appropriate two-thirds of the beginning balance of the biennium in the RDF if it finds that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months; or (iii) General Fund revenues have dropped at least two percent below the current close of session forecast.

Other Funds Revenues

A description of the largest sources of the State’s Other Funds revenue follows below.

Selective Sales and Use Taxes

Cigarette and Other Tobacco Taxes. As described above, a portion of the cigarette tax goes to the General Fund and a portion goes towards the Oregon Health Plan. The Oregon Health Plan is the primary recipient of the cigarette tax distributed as Other Funds, with small amounts distributed to tobacco cessation programs and among cities, counties, and elderly and disabled transportation programs.

Recreational Marijuana Taxes. Oregon voters legalized recreational use of marijuana designated the OLCC as the state agency to regulate the commercial growing and selling of recreational marijuana. The marijuana tax is imposed at the retail level and collected by the Department of Revenue. The Legislative Assembly set the state tax rate at 17 percent of the retail price. Separately, a tax of up to three percent of the retail price may be imposed by counties or cities. The State tax began to be imposed on sales on or after January 4, 2016, and is currently distributed 10% to cities that allow marijuana businesses, 10% to counties that allow marijuana businesses, 40% to the State School Fund; 20% to the State Mental Health Alcoholism and Drug Services account; 15% to State Police; and 5% to the Oregon Health Authority for alcohol and drug abuse prevention.

Motor Fuels Tax and Weight-Mile Tax. Oregon imposes a tax per gallon on the sale of gasoline and other fuels used to propel motor vehicles on the State’s highways. The Oregon Department of Transportation (“ODOT”) also assesses a weight-mile tax and road use fees on commercial vehicles that operate on public roads within Oregon. The weight-mile tax is based on the declared combination of vehicle weight and vehicle classification group. Revenues derived from the fuels tax, weight-mile tax and road use assessment fees are paid into the State Highway Fund.

Gross Receipts Business Taxes
Corporate Activity Tax. In 2019, the Oregon Legislature enacted a new business privilege tax on commercial activity beginning in calendar year 2020. The tax applies to commercial activity in Oregon exceeding $1 million by businesses, including corporations and other entities as well as sole proprietors, during the calendar year. Commercial activity is generally defined as the total amount realized by the business from transactions and activity in the regular course of the business, subject to certain enumerated exclusions and subtractions, with certain specified income streams made subject to the tax for financials and insurers. Estimated tax payments for the Corporate Activity Tax are due quarterly. The rate of the tax is $250 plus the product of the business's taxable commercial activity in excess of $1 million for the calendar year multiplied by 0.57 percent. All net revenue from the Corporate Activity Tax is transferred to the Fund for Student Success, separate from the General Fund, and must be used for education and school purposes.

Public Utilities. Regulated utilities operating within the State must pay taxes based on their gross operating revenues. These taxes are collected to cover the cost of utility regulation performed by the Oregon Public Utility Commission.

Employer-Employee Taxes
Employment Taxes. Employers and employees in Oregon must pay unemployment taxes. The rate of unemployment tax depends upon the balance in the Unemployment Compensation Trust Fund as of August 31 of each year, the taxable payroll, and the amount of unemployment benefits paid.

Workers’ Compensation Insurance. Oregon employers and employees also pay a workers’ compensation assessment. The Director of the Department of Consumer and Business Services determines the amount of workers’ compensation assessments.

Severance Taxes
The Small Tract Forestland Severance taxes are paid to funds outside of the General Fund for various education and county programs, either in Eastern or Western Oregon.

Licenses and Fees
Owners and operators of motor vehicles pay fees to ODOT for the licensing, registration, and titling of their vehicles. These moneys are dedicated to the State Highway Fund and other funds or accounts dedicated for transportation purposes. Other revenues are generated from the sale of hunting and fishing licenses and tags, occupational license fees, and other licensing fees.

New Vehicle Taxes
Oregon imposes a vehicle dealer privilege tax (the “Privilege Tax”) for the privilege of selling new vehicles in Oregon. The State also applies a vehicle use tax (the “Use Tax” and together with the Privilege Tax, the “Vehicle Taxes”) to new vehicles purchased from dealers outside of Oregon by Oregon residents or businesses that will use or store the vehicle in Oregon. The Use Tax moneys are deposited into the State Highway Fund and dedicated for transportation purposes, while the Privilege Tax moneys are deposited in the Zero-Emission Incentive Fund and the Connect Oregon Fund.

Transient Lodging Taxes
Oregon imposes a tax on transient lodging that funds Travel Oregon, the statewide tourism promotion agency.

Other Revenues
Charges for Services. Major portions of these Other Funds revenues are premium payments collected by the Public Employees Benefit Board and the Oregon Educators Benefit Board; fees charged to state agencies for centralized services provided by the Department of Administrative Services; and administrative charges to various tax, fee, assessment, collections and other programs.

Fines, Rents and Royalties, Bond Sales. The State collects income from State-owned properties that are leased or rented. It also collects fines and royalties. Proceeds from the sale of bonds issued by the State are deposited into various program funds and accounts for disbursement to construction projects, or loan and grant programs operated by various State agencies.

Sales, Donations and Loan Repayments. The State from time to time sells State-owned properties, receives donations from various parties and receives repayments on loans made to governmental and private entities under various programs.

Federal Funds

Federal Funds are moneys received from the federal government. The Legislative Assembly may authorize receipt of Federal Funds for specific purposes. These funds must be appropriated by the Legislative Assembly and used in accordance with any restrictions placed on the funds by the federal government.

RECENT DEVELOPMENTS

2019-21 Biennium Budgetary and Revenue Actions

2019 Legislative Session. During the 2019 Legislative Session, the Legislative Assembly adopted a balanced budget for the 2019-21 Biennium (the “Legislatively Adopted Budget”) based on the projected revenues from the State Economic and Revenue Forecast released on May 15, 2019 (the “May 2019 Forecast”) and revenue changes enacted during the 2019 Legislative Session, as required by the State Constitution. On March 9, 2020 and April 23, 2020, the Oregon Legislative Emergency Board (the “Emergency Board”) took actions to appropriate $56.8 million of the Emergency Fund and $29.9 million in Special Purpose Appropriations to certain state agencies. The Legislatively Adopted Budget as adjusted by the Emergency Board is referred to as the “Legislatively Approved Budget.”

During the 2019 Legislative Session, the Legislative Assembly enacted House Bill 2377 (“HB 2377”) (Oregon Laws 2019, Chapter 643), which, among other things, shifted certain revenues previously planned to accrue to Other Fund accounts to the General Fund for general governmental purposes during the

2019-21 Biennium. These one-time transfers increased General Fund revenues for the 2019-21 Biennium by $155.2 million. The two largest single transfers were $50.9 million from the DAS Operating Fund, which represents funds received from state agencies to provide administrative services, and $46.0 million from the Department of Justice Protection and Education Revolving Account, which represents revenues received from judgments, settlements and other recoveries.

The State's new Corporate Activity Tax (“CAT”), enacted as part of House Bill 3427 (“HB 3427”) (Oregon Laws 2019, Chapter 122), took effect on September 29, 2019. The CAT taxes certain commercial activity and designates the revenues to be used for funding prekindergarten through grade 12 education and early learning programs. In addition, HB 3427 reduces certain personal income tax (“PIT”) rates and corporate income tax (“CIT”) liabilities. Revenues from the CAT will flow to the Student Success Fund, which is not part of the State's General Fund.

In addition, the Legislative Assembly enacted House Bill 2270 (“HB 2270”) (Oregon Laws 2019, Chapter 525), which, among other things, increases the tax rate on certain tobacco products effective January 1, 2021. HB 2270 stipulates the provisions of the bill will be referred to the voters for approval or rejection at the next regular general election, which is in November of 2020. According to revenue estimates in June 2019 when HB 2270 was enacted, the bill was expected to generate an estimated $115 million of additional revenue in the 2019-21 Biennium and $350 million per biennium in each of two subsequent biennia.

2020 Legislative Session. The Legislative Assembly convened for its 2020 Legislative Session on February 3, 2020 and adjourned on March 5, 2020. Due to a legislative impasse over a controversial climate change bill, no budget-related bills were passed during the session and a minimal number of policy bills were passed, none of which were material to the 2019-21 Legislatively Adopted Budget. As described above, the Legislative Emergency Board took certain budgetary actions resulting in the 2019-21 Legislatively Approved Budget presented in Table 3 above.

Revenue and Economic Information as of June 2020 Forecast

June 2020 Forecast. In the June 2020 Forecast, the OEA projects General Fund revenues to be $19.5 billion for the 2019-21 Biennium resulting in a projected deficit of $664.4 million based on the State’s Legislatively Approved General Fund Budget for the 2019-21 Biennium. This represents a decrease of approximately $1.9 billion of General Fund revenues from the March 2020 Forecast primarily due to the ongoing effects of the COVID-19 Pandemic offset by the approximately $1.2 billion ending fund balance projected in the March 2020 Forecast. Lottery revenues for the 2019-21 Biennium are projected in the June 2020 Forecast to total approximately $1.1 billion, a decrease of $371.4 million from the projection in the March 2020 Forecast. OEA projects the combined General Fund and Lottery Fund revenues to be $20.6 billion for the 2019-21 Biennium.

As reported in the June 2020 Forecast, the Education Stability Fund and the Oregon Rainy Day Fund balances were $708 million and $878 million, respectively, as of April 2020. The actual amount of reserves will be affected by national and State economic activity and other events, including ongoing market disruptions and economic developments in response to the COVID-19 pandemic that are beyond the State's control. The State may draw on its reserves in the event of General Fund revenue shortfalls, subject to certain restrictions.

Implementation of CAT. Although the DOR has not delayed implementation or estimated payments due dates for the CAT in response to COVID-19, it has taken action by administrative rule to increase the threshold for businesses having to pay estimated tax from $5,000 in CAT liability for the 2020 tax year to $10,000 in estimated CAT liability. Additionally, DOR will not impose penalties for underpayment of estimated CAT for at least the first two quarters if taxpayers make a good faith effort to estimate their liability and make payment.

Actions to Address Projected 2019-21 Biennium Budget Shortfall. Before June 30, 2021, the State is required to address the deficit and balance the General Fund budget for the 2019-21 Biennium. In anticipation of declining revenue as a result of COVID-19, the State has been and continues to gather and analyze financial information to address the expected shortfall described in the June 2020 Forecast. On April 24, 2020, Governor Brown directed DAS to begin working on an allotment reduction plan that would address a potential deficit of $1.847 billion, representing a reduction of approximately 8.5 percent of the biennial total of each agency appropriation. Oregon law requires allotment reductions to be implemented equally across all Executive Branch General Fund appropriations, with the exception of allotments for the payment of debt obligations which cannot be reduced. The proposed plans were completed on May 8, 2020 and were reviewed by the Chief Financial Office and the Legislative Fiscal Office.

Because the projected deficit in the June 2020 Forecast is $664.4 million, which is lower than the potential deficit of $1.847 billion that was used for planning purposes, the information gathered during the allotment reduction planning process is subject to further analysis by the State. At this time, the State cannot predict whether allotment reductions will be implemented. Governor Brown is working with state agencies and the Legislative Assembly to ensure that any decisions in response to balancing the General Fund budget are made in a thoughtful manner. To the extent the Governor, through allotment reductions, or the Legislative Assembly, through legislation or other actions, moves to control spending, reduce services, reimburse costs with FEMA and federal stimulus package funds, or draw on budgetary reserves, these actions will reduce the projected deficit in the 2019-21 Biennium.

It is possible that a Special Session will be called, however, the timing is uncertain. Once called into a Special Session, the Legislative Assembly could take action to adjust the General Fund budget to implement expenditure reductions in different programs than what is proposed in the allotment reduction plans to address the General Fund deficit, including drawing on budgetary reserves or other actions. The State cannot predict when a Special Session will be called or any actions by the Legislative Assembly.

Oregon Economic Projections. According to the June 2020 Forecast, Oregon's economy is in a severe recession; however, the recession is expected to be shorter in duration than the most recent prior recession. To date, the unemployment claims indicate that job loss in Oregon is approximately 370,000, which is equal to nearly 19 percent of all jobs in the State. Based on the April 2020 employment report, the unemployment rate is a record 14.2 percent. The OEA projects that once the social distancing restrictions begin to lift and some confidence returns to consumers, spending should rebound considerably from the current extremely low levels. This rebound is the key to transitioning the economy from recession to recovery.

The June 2020 Forecast calls for strong growth later this year as firms hire back some employees to meet the increase in demand that follows the lifting of social distancing restrictions. Although the initial return to economic activity is projected to be sizable - more than one-third of the initial losses - it is not expected to be complete. It will take the economy from near-depression level readings to something resembling the depths of the early 1980s or the Great Recession in Oregon. After this rebound in economic activity, growth will continue but at a relatively slow pace due to the uncertainty surrounding public health. Once business and consumer confidence fully return following available medical treatment or the passing of the COVID-19 pandemic, stronger economic growth is projected to resume, and economic recovery would be expected. The June 2020 Forecast projects an 11.6 percent job loss for calendar year 2020, with job growth of 1.1 percent in calendar year 2021 and 4.2 percent job growth in calendar year 2022.

Projections included in this Official Statement from the June 2020 Forecast represent OEA’s forecast of future results as of the date of preparation of the June 2020 Forecast based on information then available to OEA as well as estimates, trends and assumptions that are inherently subject to economic, political, regulatory, competitive and other uncertainties, all of which are difficult to predict and many of which will be beyond the control of the State. As a result, projected results may not be realized and actual results could be significantly higher or lower than projected. The State is not obligated to update, or otherwise revise, the financial projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error.

ECONOMIC INFORMATION

The following information is derived from the June 2020 Oregon Economic and Revenue Forecast prepared by the OEA.

SUMMARY

The COVID-19 outbreak has injected a great deal of uncertainty into the outlook for the Oregon economy. The June 2020 economic and revenue forecast represents what the Office of Economic Analysis (“OEA”) and its advisors believe is the most probable outcome given available information.

Oregon is in recession and the downturn will be severe. Recovery will take years.

As social distancing restrictions continue to lift in the months ahead, underlying economic activity will return. Pent-up demand will transition the economy from recession to recovery as households are able to venture out to a larger degree. This rebound in consumer spending, business sales, and profits will lead to firms hiring back some employees. Economic growth in the second half of this year will be strong. However this initial bounce back will be far from complete.

After this rebound in economic activity, growth will continue but at a relatively slow pace due to the uncertainty surrounding public health. Firms and households are expected to remain somewhat hesitant and only gradually test the waters. Once business and consumer confidence fully return following available medical treatment or the passing of the pandemic, stronger economic growth will resume and the economy will fully recover.

While this recession is extremely severe – the deepest on record in Oregon with data going back to 1939 – it is expected to be shorter in duration than the Great Recession. The economy should return to health by mid-decade. The reasons for the faster recovery include the fact that there were no major macroeconomic issues or imbalances prior to the virus, much of the initial severity of the recession is due to suppressed economic activity, and the federal policy response, however imperfect, has been swifter and more targeted than in recent cycles.

Combined, these factors should help limit the amount of permanent damage done to the economy during the shutdown phase. Should the number of firms that close, or the number of workers displaced remain relatively limited, or rather the amount of time they spend as such be limited, then the overall economic recovery timeline should be shorter than last decade.

How severe will the revenue slowdown be? During most business cycles, Oregon’s state revenues have proven to be more volatile than those in the typical state. Not only is Oregon’s underlying economy subject to boom-bust swings, but the state also depends on a very volatile mix of revenue instruments, led by personal and corporate income taxes.

During the current recession, income taxes might not fare so poorly in comparison to other revenue instruments. Given the depth and breadth of the current economic downturn, no state revenue system will be spared from pain going forward. The need for isolation has led to spending declines that far outstrip what is usually seen during recessions, hitting sales tax states disproportionately hard. States that depend on tourism and energy/mining revenues are also in for a tough year or two.

Oregon will share some of the pain felt by sales tax states since our revenue system has become much more dependent on consumer and business spending over time. Even before the corporate activity tax was enacted in 2019, a wide range of sales-based taxes had been expanded in recent years. Taxes on lodging, gasoline, vehicle purchases, video lottery and marijuana sales are all much more substantial than they were during the last recession.

While some taxes will fare better than others, all major revenue sources will face considerable downward pressure given the severity of the recession.

ECONOMIC OUTLOOK

Public Health Assumptions

The COVID-19 pandemic dramatically altered the public health environment in recent months. While shelter in place style policies are designed to not only improve public health but also to not overwhelm the health care system, they do impact the economy considerably. That said, this is not a public health versus the economy argument as they are two sides of the same coin. Without confidence in the public health situation, households, firms, and the workforce cannot begin to resume normal activities. Whether restrictions remain in place due to explicit policies, or are enforced via social norms over the uncertainty of the virus, the economy will operate below capacity.

OEA has made two key health assumptions regarding the outlook. First, the shelter in place style policies begin lifting this summer. While 31 of Oregon’s 36 counties entered into Phase 1 reopening a few days ago, this is just a start. These 31 counties account for 46% of the state’s population and 39% of all jobs. This initial group excludes the state’s major population centers of Portland and Salem and the majority of their suburbs. Phase 1 is just the beginning from a policy perspective, and activity continues to be limited for the time being. A further lifting of restrictions, and a broader return in consumer confidence is expected in the months ahead.

Second, there is some sort of health treatment widely available by late next year. This may be a vaccine, some other sort of medical treatment or possibly, eventually herd immunity. There is also the possibility the virus mutates into a more benign form. When a medical treatment does become available, consumer and business confidence will return, propelling stronger economic growth in the years that follow.

Developing the Forecast

Traditional economic data lags actual activity by weeks or even months. As OEA developed this forecast the only real data available were the staggering number of initial claims for unemployment insurance filed in recent weeks. To date these claims indicate that job loss in Oregon is approximately 370,000, equal to nearly 19% of all jobs in the state.

Thanks to the work by the Oregon Employment Department, OEA was able to use the underlying details on these initial claims as a starting point to develop sector level impacts from the shelter in place style policies and social distancing.

The April employment report was catastrophic. The preliminary estimates indicate the state lost 267,000 jobs in March and April (-14%) and the headline unemployment rate increased to a record 14.2 percent. While the April report did not come in time to assist in developing this forecast, as discussed in more detail below, the report was certainly in line with our expectations of current economic activity.

Broad Contours of the Economic Outlook

Oregon is in a severe recession today, the deepest on record with data going back to 1939. Recovery will take years. However the expected course into and out of this recession is unlike any in recent memory.

The swiftness with which the economy went from being strong to being in recession does not look like any other business cycle. The path looks more like what happens to economic activity during a labor strike, or in the aftermath of a natural disaster.

However, when a strike ends or the rebuilding phase begins following a disaster, economic activity quickly returns to previous levels. Unfortunately that will not occur this time for the simple reason that the virus is not fully under control.

That said, the forecast calls for strong growth later this year as firms hire back some employees to meet the increase in demand that follows the lifting of social distancing restrictions. While this initial snapback in economic activity should be sizable – more than one-third of the initial losses – it will be far from complete. It will take the economy from near-depression level readings to something resembling the depths of the early 1980s or the Great Recession here in Oregon. The unemployment rate will remain in record territory.

After this rebound in economic activity, growth will continue but at a relatively slow pace due to the uncertainty surrounding public health. Firms and households are expected to remain somewhat hesitant and only gradually test the waters to a larger degree. Once business and consumer confidence fully return following available medical treatment or the passing of the pandemic, stronger economic growth will resume and the economy will fully recover.

Such a recovery path does not fall neatly into the fabled V-shape nor the prolonged U-shape trajectory. For now OEA is referring to it as the square root recovery where the initial bounce back is followed by a period of relative slow growth, which when charted resembles the mathematical symbol. In recent press conferences Federal Reserve Chairman Jerome Powell’s remarks indicate he may be thinking along the same lines.

All told, while this recession is extremely severe, it is expected to be shorter in duration than the Great Recession. The economy should return to health by mid-decade. The reasons for this are at least threefold.

First, there were no major macroeconomic issues or imbalances in the economy prior to the virus. Some economists pointed toward leveraged corporate debt as one potential issue, and closer to home the problems associated with the lack of housing supply and worsening affordability presented risks to the outlook. The overinvestment in high-tech two decades ago, and the bursting of the housing bubble and ensuing financial crisis during the late 2000s contributed significantly to the previous protracted recoveries. Today there is not such a glaring economic issue that needs to be overcome.

Second, economic activity and consumer spending are being suppressed today in part due to social distancing. Households, particularly higher-income ones, are building savings as they are unable to spend as much money as they typically do. Once the restrictions begin to lift, some of this savings will be unleashed in the form of pent-up demand. As discussed in the next section, this is the key to turning the recession into a recovery.

Third, the federal policy response, however imperfect it may be, has been swifter and more targeted than in recent cycles. The Federal Reserve moved quickly to first cut interest rates to support economic activity, followed soon after by an alphabet soup of programs designed to keep credit flowing in the economy and prevent the pandemic from turning into a financial crisis. Furthermore, as discussed in two sections, the federal government has passed multiple pieces of legislation designed to help businesses, households, and laid off workers. While public sector policies never make up for the entire economic shortfall, the relatively quick response this time contribute toward taking the edge off the recession and restoring some confidence in the economy.

Combined, these factors should help limit the amount of permanent damage done to the economy during the shutdown phase. Should the number of firms that close, or the number of workers displaced remain relatively limited, or rather the amount of time they spend as such be limited, then the overall economic recovery timeline should be shorter than last decade.

Of course uncertainties abound regarding the virus, public health policies, business and consumer confidence, and the path forward. The key to the outlook remains the virus itself. Economically, the major concern is the amount of permanent damage or scar tissue that accumulates before the recovery is in place.

Anatomy of a Recovery

The key public health goal with social distancing was to slow the spread of the virus and to not overwhelm the health care system. Economic activity and consumer spending are suppressed as households cannot go out to eat or shop as much as they usually do. Additionally firms see less business to business transactions as the supply chains for impacted sectors slow as well.

During this shutdown phase, households are building savings in aggregate. This goes for both households whose employment and income is less impacted by the nature of the shutdowns, and also for households where the expanded unemployment insurance program is replacing income at rates above their previous wages. Overall, once the social distancing restrictions begin to lift and some confidence returns to consumers, spending should rebound considerably from today’s extremely low and suppressed levels. Pent-up demand will be unleashed to a certain degree. This rebound is the key to transitioning the economy from recession to recovery.

Sectors most likely to see strong sales in the months ahead include those most impacted by social distancing like bars and restaurants, retail, hair salons, barbershops, and the like. However some interest-rate sensitive sectors like auto sales, home furnishings, and construction may also see rebounds. Households whose employment and incomes are impacted less by the shutdown will try to take advantage of the low interest rate environment and large inventories of products if they can.

As this increase in consumer spending drives business sales and profits higher, firms will need to hire back employees. Given that the shutdown phase is expected to last “only” a few months, and Oregon firms currently believe 86 percent of their layoffs are temporary, staffing partially back up should not prove difficult.

However, consumer spending and therefore business sales, are likely to rebound to current household income levels, not necessarily to their previous levels. There is a difference between a catch up in growth versus a make up in growth. Expectations today are that pent-up demand will largely mean spending will catch up, and not fully make up for the lost sales during the shutdown.

One key result here is that there will be permanent, or persistent damage to the economy. Even after pent-up demand is unleashed, and the initial bounce back in activity occurs, the economy will not be fully healthy. There will be fewer businesses continuing to operate as not all will survive, these firms will employ fewer workers, and households will be earning less income overall.

Permanent Damage and Federal Policy

While longer-run growth is closely tied to business and consumer confidence regarding the virus, it is also about the amount of permanent damage that accumulates during the shutdown phase. The crucial question coming out the other side of the public health crisis is “what’s broken?” Followed by “how fast can households and firms ramp back up?”

One key factor designed to help minimize the permanent damage are public policies. In particular federal fiscal policies like the Coronavirus Aid, Relief, and Economic Security (CARES) Act helps to keep households’ heads above water and firms afloat. While the CARES Act response was quick by legislative standards, it was also designed such that the health environment and therefore the economy would be OK by July. It was a short-term bridge to the other side of the public health crisis, assuming the public health crisis was a very short time period. The individual components or programs embedded in the CARES Act are useful, and necessarily, however the expected short duration of need proved too optimistic. The economy will need more support in the months and quarters ahead if the amount of permanent damage is to be minimized.

Federal Policy and Households

Prior to the virus, households were confident, and why not? They were finally enjoying a few years of solid income gains, had low debt burdens, and elevated savings rates. Now much of that is thrown up in the air due to the uncertainty about the virus and the potential timeline to recovery.

Typically economists track personal income excluding transfer payments – Social Security, SNAP, Medicaid, Unemployment Insurance, etc – as it is a good measure of the economic pain facing households and a measure of the drop in aggregate demand. Many types of transfer payments are also considered automatic stabilizers in that these programs kick in when households need assistance during recessions, and phase out when things improve. Transfer payments help take the edge off the recession, but never make up for the entire shortfall.

However, this recession looks to be different due to the CARES Act. The combination of the household recovery rebates and the expanded unemployment insurance program will keep households incomes from falling nearly as much as the underlying economy would suggest. The difference between changes in total personal income in Oregon and total personal income excluding transfer payments is considerably larger this recession than any in recent memory. Should the health and economic recoveries begin sooner rather than later, the CARES Act should help tide households over and provide a boost to consumer spending once restrictions begin to lift, or at least negate some of the drop in demand.

Even while transfer payments are expected to help prop up personal income overall, that does not mean there is not an impact on the outlook. The recession is expected to leave lasting impacts. OEA’s forecast for income has been reduced over the entire forecast horizon, even as the outright declines may not be as extreme due to federal policies. That distinction matters considerably for households trying to make ends meet – this is largely good news – and for state revenues where the overall reduction feeds through into fewer collections.

Specifically, Oregon households will receive nearly $4 billion from the recovery rebates, which are not currently taxable at the federal or state level. The economic benefit of the rebates is most of them were distributed relative quickly and provide broad-based support for households, albeit just one time. The median rebate in Oregon replaces half a month of income, or one to two months of rent or mortgage payments. Clearly the rebates are helpful, however they are not targeted toward those most in need, or those most impacted by the virus and shutdown.

That’s where the expanded unemployment insurance program comes in with substantial, targeted aid for workers laid off or had their hours cut due to COVID-19. Between the recession and the federal expansion of the program, Oregonians are expected to receive approximately $7 billion in unemployment insurance during the current 2019-21 biennium.

Typically unemployment insurance replaces 45 percent of wages in Oregon. However the extra $600 per week from the federal expansion means benefits for lower-wage workers are larger than their previous take-home pay. While overblown, there are some potential concerns that this dynamic creates a moral hazard in that some workers may not want to come back to their jobs, if offered, since they earn more on unemployment than while working. Undoubtedly this may be the case in some situations. However it is important to keep in mind that the policies were explicitly designed such that workers should not have to choose whether to be healthy or be in financial ruin. Workers impacted by the shutdown through no fault of their own should receive enough money so that they can shelter in place and avoid a contagious disease.

Furthermore, the unemployment insurance expansion is set to end in July. Should the pandemic improve more and the economic expansion be stronger than expected, than any potential issues arising from workers not taking jobs to stay on unemployment is but a temporary speed bump along the road to recovery. Such a situation will resolve itself in a matter of weeks when the extra benefits expire. However, should the expanded benefits be extended further, it will likely be due to lingering health and economic concerns. As such the benefits will remain a much-needed assistance program for those most impacted by the virus and shutdown.

In terms of good news regarding state policy, at the beginning of May 2020, Oregon’s unemployment insurance trust fund balance stood just north of $5 billion. OEA’s economic forecast does not expect the labor market to be healthy until the middle of the decade, including a double-digit unemployment rate for the next couple of years. Even so, initial projections by the Oregon Employment Department indicate that the trust fund is expected to remain solvent and not need to borrow from the Federal government. The trust fund balance is expected to dip below $1 billion from 2023q1 through 2024q1, however ongoing revenues, including rising tax schedules, will replenish the fund and keep it from being fully depleted.

Federal Policy and Firms

The massive disruptions in the labor market are one big challenge the economy must overcome on the path to recovery. However it will prove even more difficult should there be significantly fewer firms to hire back employees when public health improves. Without employers it is hard to have employees. This is one reason the CARES Act included both the Paycheck Protection Program, administered by the Small Business Administration, and the Main Street Lending Program, administered by the Federal Reserve. These programs are designed to keep a short-term liquidity problem from turning into a long-term solvency problem.

Running a business is hard. Even during good economic times, about 1 in 10 Oregon establishments close each year. Of course this rises during recessions. National research shows that the typical small business has cash, or liquid reserves equal to one or two months of revenues. Most can withstand a drop in sales, but very few can survive weeks or months of next to none. Given the sudden stop nature of the recession today, it is very likely that the economy will experience a significant rise in the number of closures in the weeks ahead, and potentially through next year depending upon the strength of the recovery.

Through May 1st, the Paycheck Protection Program (PPP) approved $516 billion in short-term loans that will turn into grants if companies keep employees on the payroll. Here in Oregon, more than 49,000 businesses were approved for $6.8 billion in PPP loans. After the initial round of funding, Oregon’s share of PPP loans were quite low relative to our economy’s size. However when taking into account the latest data, Oregon has received 1.3% of all PPP loans, 1.3% of approved loan amounts, which is identical to the state’s share of small business payroll overall.

Two key policy issues emerged regarding PPP. One, banking capacity in terms of the number of lenders per small business or loan processing capabilities seemed to play a key role in the initial round of PPP. States with more bank branches, and/or a higher penetration of community banks were able to secure a larger share of the loans than the size of their underlying economies alone would suggest. Now, once the pot of PPP funds were replenished and banks had an extra few weeks to process loans, these state differences appear to have been smoothed out. However that does mean there are limits to the policy in terms of distributing funds quickly, and equitably.

Two, PPP loans are an eight week band aid for struggling firms, or at least those facing uncertain future revenues. What happens when the eight weeks are over will be huge from an economic perspective. Will revenues rebound and firms able to manage through the pandemic? Will PPP loans be augmented and extended until the health and economic crisis passes? Or will there be another wave of bankruptcies, layoffs, and closures here in a few weeks?

The heart of the issue here are supply chains and the complex network of relationships that companies build. This network includes workers who have skills tailored to use a given firm’s equipment and serve its specific customers. However the network is broader than that and includes individual suppliers, and things like intellectual property rights related to ideas, brands, and so forth. If a firm closes, another may take its place but it would take considerable time to fully rebuild the complex network. Plus that rebuilt network will not be exactly the same as the new company will employ different individuals and rely on different suppliers. These transitions are not costless, even if the big picture, longer-run economy appear quite similar.

Finally, the economy was already struggling with lower rates of productivity in recent decades. While an imperfect relationship, productivity gains are a key driver of employee wages and a rising standard of living. Many economists point toward the low rate of entrepreneurship as one key reason for low productivity growth. After all, new products and services are usually brought to market by young companies who seize the opportunity to improve efficiencies and generate profits.

COVID-19 may further entrench these trends as the economy will likely see a spike in closures and potentially a large drop in start-ups. A byproduct here would be that the large businesses that have already won out in today’s economy may further strengthen their positions. Big companies generally have better access to capital markets to raise money to survive, while small firms rely upon the owner’s own worth, and programs like the PPP. Furthermore, benefits that workers generally want, particularly during a pandemic, such as health care, paid time off, the ability to work from home or remotely, and the like, are much more common among large firms than small. When combined overall, these issues may potentially paint a dark picture for small businesses, start-up activity, productivity, and ultimately for workers and job growth.

Permanent Damage and Oregon

Relative to the nation, Oregon’s economy is more volatile. The state falls further in recession, but grows faster in expansion. Given the economy spends many more years in expansion than in recession, Oregon tends to come out ahead over the entire business cycle. The two primary reasons for this volatility are the state’s industrial structure and migration, both of which are pro-cyclical.

Over the long run, OEA’s forecasts have been reduced. Five or ten years down the road, OEA expects Oregon to have fewer residents, lower levels of employment, and less total income than we assumed pre-virus. Oregon’s economy will still grow and we expect the state to outperform the nation, as always. However, OEA expects some persistent damage as one result of the pandemic and recession.

Migration

While people pack up and move to Oregon in good times and bad, most people follow the jobs. Migration flows are considerably larger when job opportunities are plentiful. As such, the recession is expected to change both the annual pattern of migration to Oregon but also the longer-term population forecast. Now, Oregon is still expected to see population growth, however these gains are reduced noticeably from recent forecasts.

In thinking through the outlook it is helpful to distinguish between the expected impacts at different points along the way.

In the near term, migration is drastically reduced. Hardly anyone is moving during a pandemic and shelter in place style policies are in effect. Provided these policies lift and households are confident enough over the prime summer moving months, the impacts of the shutdown itself may prove minimal. The risk here is that the public health situation deteriorates such that nobody moves this summer, which is not our baseline forecast.

Over the medium term, migration will be reduced due to the recession. Fewer people will move here as job opportunities are harder to come by. Household formation will also be weaker due to income losses and uncertainty. Overall, our forecast for population growth over the next five years is lowered by 36,000 (-0.8%). What this effectively means, at least relative to our previous forecast, is that Oregon will basically lose one year of migration over the next five. Taking into consideration the typical age of migrants and labor force participation rates, this forecast change reduces the potential size of Oregon’s labor force by about 15,000 a few years down the road. In a stronger economy and given demographics, that’s roughly equivalent to 7 or 8 months of job growth. This is no minor change.

Over the long term, OEA does not expect any appreciable differences in the state’s ability to attract and retain working-age households. The combination of available jobs, scenic beauty, and housing affordability that’s bad, but also not the worst along the West Coast are all expected to remain.

Now, the reduced migration from the recession is expected to create persistent damage to the long-run outlook. However once the recession subsides, the damage is not expected to continue to mount or worsen. Migration flows in the second half of the decade are actually raised a few thousand relative to previous forecasts.

The pandemic itself also has the potential to alter migration patterns and household preferences. However it is far too soon to be able to answer these type of hypotheticals.

Will Oregon become an even more attractive destination given the large swathes of low-density communities and the fact the state, at least so far, is not a hot spot for cases? Will households prefer to live in suburbs like Gresham and Hillsboro relative to the Pearl District? Will the potential ability to work from home increase the attractiveness of Oregon and our secondary metros? Oregon and all of the state’s metros excel at working from home already and Bend is a national leader. Will these advantages increase further in the years ahead as households avoid the larger, denser coastal metros?

It is unlikely that the pandemic will drastically alter any of these patterns. However even changes on the margin, a percent here or there, could have big impacts on the type of housing needed, the level of services residents expect, and the like. Only time will tell to what extent any of these may come to pass.

Nature of the Shock

This recession is different, at least initially. The sectors most impacted by social distancing – air travel, restaurants, gyms, barbershops, many types of retail, etc. – led the decline in large part because these activities are suppressed. States and regions with larger exposures to these industries are likely to see deeper recessions themselves. Other key severity factors include exposure energy and mining activity following the oil crash, whether local demographics skew older and/or more at risk of the virus, and reliance on international trade as the global economy is in recession.

While Oregon’s industrial structure tends to be more volatile over the business cycle that has much more to do with our larger goods-producing industries like natural resources, construction, and manufacturing. Specifically regarding the severity factors for this recession, Oregon has average exposure to most. The only one Oregon is overweight in would be the reliance on international trade, while the state’s mining industry is related to aggregates and not oil or gas.

As such, Oregon’s experience this recession is expected to be much closer to the nation’s or the typical state’s than in recent cycles. While it is very early, preliminary data indicates that this may be true. The increases in initial claims for unemployment insurance, and the changes in the April employment report all point toward Oregon seeing similar impacts as the U.S. overall. This is a very severe recession, however Oregon’s may not be significantly deeper than the typical state, for a change.

That said, the cycle is far from over. While bars and restaurants may have been the tip of the spear for this recession, every sector is seeing impacts. The economy is bleeding out. Furthermore, not every industry is expected to recover on the same timeline or follow the same path.

Industry Outlook and Structural Changes

The overall square root pattern of the employment recovery is primarily drive the sectors most impacted by social distancing – leisure and hospitality, retail, and other services. As restrictions are lifted, and consumers resume some of their normal activities, sales, profits, and the need to hire workers will provide a substantial snapback among these industries. Other sectors like health care, with the return of elective surgeries, and real estate, as households search and move more in the months ahead, will likely follow a similar trajectory, however their initial declines are significantly less severe.

Goods-producing industries, on the other hand, are more likely to follow a traditional recessionary pattern. The initial decent in recent months is relatively sharp, in keeping with the sudden stop nature of the economy overall. However instead of bouncing back some next quarter, goods-producing industries – natural resources, construction, and manufacturing – will see their losses mount over the course of 2020. It can take some time for a drop in household income or consumer spending to weigh on the production of goods, as that loss of income means households do not buy a house later this year, or upgrade their electronics or the like. Consumers are able to delay the purchase of big-ticket durable goods until their incomes recover or they feel more confident. That said, goods producers do not decline forever. Demand for such products is expected to drive economic activity and employment higher beginning next year, as the overall economy strengthens.

Over the long run, the economy is likely to see some structural changes as it always does during recessions. Comparing OEA’s current forecast with our previous one indicates that most of these structural changes are centered around trends in the goods-producing industries and retail.

A key issue among goods producers is turning off the lights is relatively easy, but turning them back on is not as simple as flipping the switch. Goods production relies more on complex, international supply chains that when broken, are not as easy to put back together again. Even a relatively short disruption as expected today is likely to leave lasting scars for many of these industries.

Natural resources (mainly logging in Oregon), wood product manufacturing, and residential construction are all about current demand for housing. There are noticeable declines today due to job loss, fewer people migrating, buying or renting. However these industries are expected to rebound in a couple of quarters as the overall economy improves. Increased demand will be due to both larger migration flows, but also stronger household formation rates among current residents as their incomes and confidence return. Prior to the virus, Oregon had finally started to see the share of young adults living at home decline, as the kids moved out of the basement and lived on their own to a greater degree.

Nonresidential construction on the other hand is likely to take longer to come back than residential. A key issue here will be the increase in vacancies in offices, warehouses, industrial parks, and the like as firms close due to the shutdown and recession. Additionally, with lower levels of travel overall, other nonresidential projects like hotels will be few and far between in the next few years. For nonresidential construction to pencil out financially, these vacancies will need to begin being filled before new projects can begin.

Similar to the goods producers, traditional retail is likely to see an increase in closures due to the shutdowns and lower levels of employment moving forward. OEA’s long-run trajectory for the industry is lowered noticeably, even despite the initial snapback expected later this year as customers return to the showroom floor.

Sectors expected to see noticeable but not as severe of persistent damage include education, and other services.

The outlook for education, whether public or private, is somewhat of a mixed bag at best. The good news for the industry is demand increases for higher education in recession. However long-term demographics for the school-age population are relatively flat. As such enrollments and tuition revenues rely increasingly on out-of-state and foreign students. With the potential for online education in the school year ahead due to the virus, students are likely unwilling to pay full tuition for this service, and restrictions – both formal policies and informal rhetoric – on international immigration are likely to hurt enrollments this fall and possibly beyond.

Other services are likely to see some gyms, nail salons, and the like close during the recession. Additionally service and membership organizations are seeing less charitable contributions, hurting their financial viability.

On the more positive end, OEA expects relatively little permanent damage or structural changes to wholesale, transportation excluding business travel and conventions, warehousing, and utilities. These industries are expected to rebound strongly in the quarters ahead and the ongoing rise of e-commerce sales will drive longer-run strength.

The two biggest service sector industries – professional and business, and leisure and hospitality – are expected to drive statewide employment growth in the years ahead and to see minimal persistent damage.

Professional and business services are feeling more of the secondary impacts of the virus and shutdown in other sectors as they act as consultants, and provide needed financial, legal, and administrative support to the rest of the economy. Most of these jobs represent, on average, higher wage and growth sectors of the economy, plus they are more amenable to working from home and are thus more resilient to the disruption as well.

While leisure and hospitality is experiencing the deepest declines to date, there is likely to be hardly any long-run structural changes. Households are going out to eat and are traveling less in 2020, and will do so in 2021 as well. However once public health increases and consumer confidence returns, households are expected to take vacations and gather with friends for food and drinks as much as they used to. Prior to the virus, U.S. households were spending as much money on going out to eat as they were on groceries. This multi-decade, long-run societal trend is unlikely to permanently reverse.

Finally, the public sector will be smaller than previously forecasted in the future due to fewer Oregon residents and lower personal income. While tax revenues are likely to see large near-term declines as the economy is in recession, public sector employment is likely to experience less significant swings. Additionally demand for public services rises during recessions. Over the long-run, public sector employment is closely tied to population growth. Counterbalancing the downside recessionary risks to the outlook are upside risks associated with increased federal assistance. Additionally the new corporate activity tax revenues were originally going to result in more hires, however those new hires may now partially offset layoffs elsewhere in government, holding total employment more stable. Note that the drop in the chart in 2018 is related a reclassification of home health care workers from public sector to private.

Regional Outlook

Given that social distancing impacted consumer services to a larger degree, regional economies in the state that rely more upon these industries have been hit harder to date. Both the North Coast and Central Oregon have a larger tourism and leisure and hospitality sectors, and have seen the largest number of initial claims for unemployment insurance. While all sectors and regions of the state are seeing a recession, the severity, at least initially is not uniform.

Looking forward and mapping OEA’s statewide industry trends to the regional economic structures highlights which areas are primed for growth and which more likely face future headwinds.

A key long-run driver of growth is professional and business services, which tends to be concentrated in metro areas. As such, the Portland region, the Willamette Valley and Central Oregon are best suited to see stronger gains due to their strengths in this industry. Among rural counties, Coos, Douglas and Klamath all have concentrations in professional and business services twice that of rural Oregon overall.

Conversely, regions that may face headwinds due to their industrial structures differ for the reasons why. While the North Coast is hard-hit today due to their exposure to leisure and hospitality, this is not a long-run headwind. OEA fully expects travel, tourism, and going out to eat to essentially recovery fully in the decade ahead. Really it is the lack of professional and business services that is weighing on the projected growth in the North Coast in the coming years. The North Coast does not necessarily face headwinds, rather it lacks tailwinds.

Conversely, Northeastern Oregon is expected to grow slower due to its reliance on natural resources (ag) and manufacturing, both of which are likely to see slower growth and more permanent damage than other industries. Among urban counties that are expected to see slower gains from an industrial perspective both Linn and Yamhill similarly have a high concentration in goods-producing sectors which are expected to grow slower over the decade ahead.

Of course mapping local industrial structures to statewide trends is not perfect, even if it provides one way to gauge potential strengths and weaknesses.

Long-run growth is determined by labor and capital. What the really means is it is all about the number of workers an economy has and how productive each worker is. As such, key issues to watch are migration trends and changes in the working-age population. Additionally productivity gains can come from many different sources, be it financial, natural, physical, human, or social capital.

Looking forward, all of the different types of capital can help drive future economic growth. If a regional economy lacks one type, it is not a deathblow to growth. Rather it signals the area must rely on other types or avenues for growth. And one type of capital is not inherently better than the others, even if the mix between natural and human capital plays strongly into OEA’s statewide industry forecasts.

Alternative Scenarios

The baseline forecast is our outlook of the most likely path for the Oregon economy. As with any forecast, however, many other scenarios are possible. Given the uncertainty about the path of the virus and public health, the range of potential outcomes is larger than usual. The key points on the path to recovery revolve around the depth of the initial recession, the timing of the recovery, and the duration of the entire cycle. The two alternative scenarios below are not the upper and lower bounds of these outcomes. These alternative scenarios are modeled on realistic assumptions that are somewhat more optimistic or pessimistic than the baseline.

Optimistic Scenario – A Faster Recovery:

The initial severity of the recession is not as deep as under the baseline with the unemployment rate peaking at 18 percent instead of 23 percent. The overall economic recovery is considerably faster primarily due to the accelerated timeline for the development and widespread availability of a vaccine or medical treatment. As the public health situation improves, business and consumer confidence returns to a greater degree, strengthening the economic recovery. Even so, the economy does not fully recover until late 2022. What took 3 weeks to break, takes 30 months to put back together.

Pessimistic Scenario – A Double-Dip Recession:

A second wave of cases surge this fall resulting in another round of strict social distancing. The recession is deeper and more prolonged, while the overall recovery is also slower. The resurgence in cases may be due to a seasonal component of the virus, an economy that reopens too soon, or people simply ignoring the ongoing public health guidelines. Regardless of the exact reason, under the double-dip scenario, Oregon’s economy does not fully return to health until late 2027, putting it on the same timeline or trajectory as the aftermath of the Great Recession and the early 1980s recessions.

REVENUE OUTLOOK

Revenue Summary

The COVID-19 outbreak has injected a great deal of uncertainty into the outlook.  Oregon is in recession and that the downturn will be severe.  How severe will the revenue slowdown be? During most business cycles, Oregon’s state revenues have proven to be more volatile than those in the typical state. Not only is Oregon’s underlying economy subject to boom-bust swings, but the state also depends on a very volatile mix of revenue instruments, led by personal and corporate income taxes.

During the current recession, income taxes might not fare so poorly in comparison to other revenue instruments. Given the depth and breadth of the current economic downturn, no state revenue system will be spared from pain going forward. The need for isolation has led to spending declines that far outstrip what is usually seen during recessions, hitting sales tax states disproportionately hard. States that depend on tourism and energy/mining revenues are also in for a tough year or two.

Oregon will share some of the pain felt by sales tax states since our revenue system has become much more dependent on consumer and business spending over time. Even before the corporate activity tax was enacted in 2019, a wide range of sales-based taxes had been expanded in recent years. Taxes on lodging, gasoline, vehicle purchases, video lottery and marijuana sales are all much more substantial than they were during the last recession.

While some taxes will fare better than others, all major revenue sources will face considerable downward pressure given the severity of the recession. The sudden stop in economic activity has led to the largest downward revision to the quarterly forecast that OEA has ever had to make. In the baseline (most likely) scenario, General Fund and other major revenues have been reduced relative to the March forecast by $2.7 billion in the current biennium and $4.4 billion in the 2021-23 budget period.

Fortunately, Oregon is better positioned than ever before to weather a revenue downturn. Automatic deposits into the Rainy Day Fund and Education Stability Fund have added up over the decade-long economic expansion, and stood at $1.6 billion in April. In addition to dedicated reserve funds, the General Fund had over one billion dollars in projected balances before the recession hit.

Longer term, revenue growth in Oregon and other states will face considerable downward pressure over the 10-year extended forecast horizon. As the baby boom population cohort works less and spends less, traditional state tax instruments such as personal income taxes and general sales taxes will become less effective, and revenue growth will fail to match the pace seen in the past.

2019-21 General Fund Revenues

Gross General Fund revenues for the 2019-21 biennium are expected to reach $19,525 million. This represents a decrease of $1,933 million from the March 2020 forecast, and a decrease of $1,495 million relative to the Close of Session forecast. Should this outlook come to pass, revenues for the current biennium would be 10.9% smaller than they were during the 2017-19 budget period.

Personal Income Tax

In a normal year, changes to the June forecast for personal income taxes largely reflect collections from the April filing season. This year, the economic outlook has changed and the tax filing season is incomplete. With the personal tax filing deadline extended to July 15th, many payments have yet to come in.

Although incomplete, collections to date suggest that the filing season will bring in somewhat more revenue than was expected once it finally comes to an end. Most filers who are due refunds have already been paid, with somewhat less being issued overall than was expected in the March 2020 forecast.

Unlike filers who are due refunds, many households who owe year-end tax payments have chosen to wait. Normally, most income tax payments are processed during the first three weeks of April. This year, we are still waiting for more than half of the expected payments. During the two months since the filing deadline was extended, the Department of Revenue has processed 350,000 fewer returns than over the same period last year. When payments come in, they will likely be larger than was expected in March. Even so, payments are much smaller, and refunds much larger than they were last year. This is the result of the record $1.7 billion kicker credit, with $1 billion having already been issued as of publication.

While the April tax filing season brought in somewhat more revenue than was expected, this good news was more than offset by the worsening economic outlook. Withholdings of personal income taxes (mostly out of paychecks) are already dropping off rapidly, and are sure to weaken further in the months ahead.

It will take longer before Oregon sees the full impact of the recession on estimated and final personal income tax payments. These non-withheld payments will reflect the state of business and investment income, which are the source of much of the volatility in overall revenue streams. Currently, the baseline outlook calls for a rapid recovery in profits and stock prices, in keeping with the national forecast provided by our primary vendor (IHS Economics).

As an example, the current forecast for capital gains calls for realizations to decline by more than one third over the next two years. While this is a sharp contraction, it pales in comparison to our experiences during the technology and housing busts. The capital gain forecast is largely driven by the outlook for stock prices, where the market correction is expected to be less than half as deep, and last less than half as long, as what was seen during the 2007 downturn. As such, further declines in profits and investment income represent a primary downside risk to the revenue outlook.

Corporate Excise Tax

Corporate excise tax collections equaled $113 million for the third quarter of fiscal year 2020, $17 million (18%) above the March forecast. Compared to the year-ago level, net corporate excise tax collections rose by 14% while the forecast called for a decline of 4%. While corporate tax collections held up well throughout the third quarter, these gains were more than erased by weak April collections. With quarterly estimated payments due, collections in April are larger than collections over the entire January-to-March quarter.

Corporate tax collections are subject to wild swings with revenues being roughly cut in half during the past two recessions. Corporate excise taxes are expected to lose half their value again this time, but to return to trend relatively quickly.

Even should collections be cut in half, they would still be healthy from an historical perspective. At half their current level, collections would still match the peak levels of the technology and housing booms.

Both state and federal tax law changes have injected a good deal of uncertainty into the outlook for corporate tax payments. Notably, it is likely that the corporate tax base has become larger in Oregon as a result of federal tax reforms contained in the Tax Cuts and Jobs Act.

Other Sources of Revenue

Non-personal and non-corporate revenues in the General Fund account for approximately 7 percent of the total. One-fifth of this amount comes from Oregon Liquor Control Commission revenues, while estate taxes account for another fifth.

Combined these sources of revenue have been revised downward by $108 million (-6%) relative to the previous forecast for 2019-21. They are lowered $151 million (-11%) and $117 million (-8%) in 2021-23, and 2023-25, respectively.

The majority of these downward revisions are due to the lower outlook for interest earnings. Given interest rate cuts by the Federal Reserve and their signaling that they are willing to leave rates low until the economy is recovered, this is a large departure from pre-virus assumptions. The result is a forecast change relative to last quarter of -$44 million in 2019-21, -$88 million in 2021-23, and -$87 million 2023-25.

All other revenue items are revised downward as well, primarily due to the recession and/or social distancing. For example, judicial revenues are lowered as many court cases have been temporarily delayed if possible to keep with public health guidelines, plus criminal fine and fee collections are impacted due to the fact that individual’s ability to pay is lower in a recession.

Estate tax collections are raised in fiscal year 2020 due to ongoing strong collections, however lowered over the forecast horizon due to lower expectations for asset prices. To date there is no indication that COVID-19 has impacted overall mortality, potentially increasing the number of estate tax payments in the year ahead.

Liquor sales to consumers have been strong in recent months, but sales to bars and restaurants have been minimal. One key indicator to watch will be OLCC license renewals, which will be one measure of closures in the leisure and hospitality sector. Renewals in March 2020 were solid. The next set of renewals are due in June.

Tobacco revenues are largely unchanged, but lowered somewhat due to recent tracking and a lower level of sales than previously assumed. Long-run changes are more pronounced among other tobacco products than cigarettes, as consumption of moist snuff has leveled off considerably the past couple of years.

Extended General Fund Outlook

Revenue growth in Oregon and other states will face considerable downward pressure over the 10-year extended forecast horizon. As the baby boom population cohort works less and spends less, traditional state tax instruments such as personal income taxes and general sales taxes will become less effective, and revenue growth will fail to match the pace seen in the past.

Tax Law Assumptions

The revenue forecast is based on existing law, including measures and actions signed into law during the 2019 Oregon Legislative Session. OEA makes routine adjustments to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Although based on current law, many of the tax policies that impact the revenue forecast are not set in stone. In particular, sunset dates for many large tax credits have been scheduled. As credits are allowed to disappear, considerable support is lent to the revenue outlook in the outer years of the forecast. To the extent that tax credits are extended and not allowed to expire when their sunset dates arrive, the outlook for revenue growth will be reduced.

General Fund Alternative Scenarios

The latest revenue forecast for the current biennium represents the most probable outcome given available information. OEA feels that it is important that anyone using this forecast for decision-making purposes recognize the potential for actual revenues to depart significantly from this projection.

If the recovery were to take a step back next year as called for in the pessimistic scenario, revenues in the 2021-23 biennium would be reduced by $1.4 billion. If the recovery gets up to speed quickly as called for in the optimistic scenario, revenues in the 2021-23 biennium would be increased by $0.5 billion.

Corporate Activity Tax

HB 3427 (2019) created a new state revenue source by implementing a corporate activity tax (CAT) that went into effect January 2020. Projected gross revenues equal $1.2 billion for 2019-21 and $2.2 billion in 2021-23, down substantially from the original estimates. These revenues are dedicated to spending on education.

The legislation also included personal income tax rate reductions, reducing General Fund revenues. The net impact of HB 3427 was designed to generate approximately $1 billion per year in new state resources, or $2 billion per biennium.

In terms the macroeconomic effects of a major new tax, the Office of Economic Analysis starts with the Legislative Revenue Office’s (LRO) impact statement and any Oregon Tax Incidence Model (OTIM) results LRO found. At the top line, OTIM results find minimal macroeconomic impacts across Oregon due to the new tax. Personal income, employment, population, investment and the like are less than one-tenth of a percent different under the new tax relative to the baseline. The model results also show that price levels (inflation) will increase above the baseline as some of the CAT is pushed forward onto consumers. Of course these top line, statewide numbers mask the varying experiences that individual firms and different industries will experience. There are likely to be some businesses or sectors that experience large impacts from the CAT, or where pyramiding increases prices to a larger degree, while other businesses or sectors see relatively few impacts.

Given that 2020 is the first year of the tax, the only concurrent data available are the quarterly estimated payments submitted during the tax year. The first substantive information will come in the form of tax returns filed in the spring of 2021. Under normal circumstances, OEA would have held to the original LRO revenue estimates until then. However, given the enormity of the shift in economic circumstances associated with the COVID-19 pandemic, adjusted ten-year revenue projections were made. At the same time, revisions to the Bureau of Economic Analysis’ Gross State Product series, a fundamental input in the original estimation methodology, were also incorporated. The total impact amounts to decreases of 25.6 percent and 21.3 percent in 2019-21 and 2021-23, respectively.

Lottery Earnings

Overall the lottery outlook is lowered considerably in both the 2019-21 and 2021-23 biennia due to social distancing and the recession. Available resources in 2019-21 are lowered $364 million (-23%) and by $260 million (-16%) in 2021-23. The outer biennia are all lowered noticeably as well, but by somewhat smaller percentages and reflect the reduced long-run economic outlook of a smaller population, fewer jobs, and less total personal income in the state than previously forecasted.

When the restrictions on bars and restaurants were enacted in order to slow the spread of COVID-19, the Oregon Lottery followed suit by turning off the video lottery terminals at retailers statewide. This resulted in essentially no sales for a seven or eight week time period. The previous forecast for these weeks totaled more than $150 million.

Beginning just a few days ago, 31 of Oregon’s 36 counties entered into Phase 1 reopening. While these counties account for 46% of the state’s population and 39% of all jobs, they are also home to 42% of statewide video lottery sales.

Initial sales over the past few days were relatively robust. Among the counties in Phase 1 reopening, about half of video lottery retailers were active, and total sales in these counties were running close to 60 percent of their pre-virus levels.

Once all counties reopen in the months ahead, sales are expected to rebound considerably. However, just like the economy at large, this rebound will be an incomplete recovery. As consumers become more confident, they will increase their level of play, however they will remain somewhat cautious when it comes to discretionary spending like gaming.

That said, by late 2022 (fiscal year 2023) video lottery sales are expected to return to their share of total personal income as they were prior to the virus. Even so, sales are reduced over the entire forecast horizon due to expectation of less total personal income.

As always, there are considerable risks to the outlook. On the upside, the level of pent-up demand for gaming may return sales to a higher level, faster than assumed. The state has seen a noticeable increase in scratch ticket sales in recent weeks, as players seek out available gaming opportunities and entertainment. Additionally, even though most professional sports were put on hiatus, some players continued to wager on table tennis. When combined with the initial video lottery sales in Phase 1 reopening counties, this indicates that pent-up demand for gaming and entertainment more broadly is real.

However, downside risks certainty remain. This initial pent-up demand may reflect the one-time household recovery rebates or the extra $600 per week in expanded unemployment insurance payments. These are temporary and any impact will fade in the weeks ahead. But the real downside risks pertain to hesitant consumers only going out to their favorite bars and restaurants more gradually than assumed, or pull back further on discretionary spending like they did in the aftermath of the Great Recession.

Modeling OEA’s pessimistic scenario of a double-dip recession would further reduce the Lottery forecast by $151 million in 2019-21 and $203 million in 2021-23 as sales would once again be reduced due to social distancing and a slower reopening of the economy the second time around.

Lottery Outlook and Distributions

Big picture issues to watch include broader national trends in gaming markets, demographic preferences for recreational activities, and to what extent consumers decrease the share of their incomes spent on gaming. Up until the past couple of years, consumers had remained cautious with their disposable income. Increases in spending on gaming had largely matched income growth.

Over the long run OEA expects increased competition for household entertainment dollars, increased competition within the gaming industry, and potentially shifts in generational preferences and tastes when it comes to gaming. As such, our outlook for video lottery sales is continued growth, however at a rate that is slightly slower than overall personal income growth. Lottery sales will continue to increase as Oregon’s population and economy grows, however video lottery sales will likely be a slightly smaller slice of the overall pie.

Budgetary Reserves

The state currently administers two general reserve accounts, the Oregon Rainy Day Fund (ORDF) and the Education Stability Fund 5 (ESF). This section updates balances and recalculates the outlook for these funds based on the June revenue forecast.

As of this forecast the two reserve funds currently total a combined $1.59 billion. At the end of the current 2019-21 biennium, they will total $1.75 billion.

The forecast for the ORDF includes two deposits for this biennium relating to the General Fund ending balance from the previous biennium (2017-19). A deposit of $198.3 million was made in early 2020 after the accountants closed the books. Additionally a $66.5 million deposit relating to the increased corporate taxes from Measure 67 is expected at the end of the biennium. This exact transfer amount is subject to some revision as corporate filings are processed, however the transfer itself will occur. At the end of 2019-21 the ORDF will total $949.4 million. This balance is lower than the previous forecast due to a lower interest rate outlook.

The forecast for the ESF calls for $180.4 million in deposits during the 2019-21 biennium based on the current Lottery forecast, a substantial reduction relative to the previous forecast. To date $113 million has been transferring, meaning the remaining $67 million will be subject to economic and revenue forecast changes over the remainder of the biennium. All told, this would bring the ESF balance to $800.1 million at the end of the current biennium. The ESF is still forecasted to reach its cap of 5% of the previous biennium’s General Fund revenues at the end of FY2022. Once the cap it reached, transfers accrue to the Capital Matching Account.

Together, the ORDF and ESF are projected to have a combined balance of $1.75 billion at the close of the 2019-21 biennium, or 9 percent of current revenues. Such levels of reserve balances are bigger than Oregon has ever been able to accumulate, at least in the state’s recent history. They are needed today given the severe recession and the fact the economic recovery will take years.

Recreational Marijuana Tax Collections

Marijuana sales during the pandemic have been quite strong. The dollar amount of recreational sales since March 1st are up 60 percent relative to a year ago. These increases are not only related to the stockpiling consumers did after the sheltering in place policies were enacted, but have continued through April and early May.

Interestingly, the share of home delivery sales has more than doubled in recent months but remains just 1.4 percent of all sales. Consumers still prefer to shop in store.

Some of the increases in sales of usable marijuana are in part due to rising prices, but underlying demand is up as well. The increase in sales for other marijuana products, like concentrates, edibles and the like, are due to significant gains in consumer demand as prices are flat or down.

All told, marijuana available resources are revised higher by $9 million in 2019-21 due to recent sales. Expectations are that some of these increases are due to temporary factors like the one-time household recovery rebates, expanded unemployment insurance benefits, and the shelter in place style policies. As the impact of these programs fade in the months ahead, and bars and restaurants reopen to a larger degree, marijuana sales are expected to mellow.

Over the extended forecast horizon, marijuana sales are reduced approximately five percent relative to the previous forecast due to the lower economic outlook. A relatively smaller population indicates fewer potential customers and lower total personal income than previously assumed indicates less consumer demand, all things being equal.

POPULATION AND DEMOGRAPHIC OUTLOOK

Population and Demographic Summary

Oregon’s population count on April 1, 2010 was 3,831,074. Oregon gained 409,550 persons between the years 2000 and 2010. The population growth during the decade of 2000 to 2010 was 12.0 percent, down from 20.4 percent growth from the previous decade. Oregon’s rankings in terms of decennial growth rate dropped from 11th between 1990 and 2000 to 18th between 2000 and 2010. Oregon’s national ranking, including D.C., in population growth rate was 12th between 2010 and 2019 lagging behind all of our neighboring states, except California. Slow population growth during the decade preceding the 2010 Census characterized by double recessions probably cost Oregon one additional seat in the U.S. House of Representatives. Actually, Oregon’s decennial population growth rate during the most recent census decade was the second lowest since 1900. As a result of economic downturn and sluggish recovery that followed, Oregon’s population increased at a slow pace in the recent past. However, Oregon’s current population is showing strong growth as a consequence of state’s strong economic recovery. Population growth between 2018 and 2019 was 13th fastest in the nation. Due to this better than average growth on national scale, Oregon will most likely get an additional seat in the U.S. House of Representatives. Based on the current forecast, Oregon’s population of 4.236 million in 2019 will reach 4.578 million in the year 2029 with an annual rate of growth of 0.78 percent between 2019 and 2029. The projected population of 2029 is 34,100 less than our March forecast. The decline is due to the COVID-19 effect.

Oregon’s economic condition heavily influences the state’s population growth. Its economy determines the ability to retain existing work force as well as attract job seekers from national and international labor market. As Oregon’s total fertility rate remains below the replacement level and number of deaths continue to rise due to aging population, long-term growth comes mainly from net in-migration. Working-age adults come to Oregon as long as Oregon has favorable economic and living conditions. During the 1980s, which include a major recession and a net loss of population during the early years, net migration contributed to 22 percent of the population change. On the other extreme, net migration accounted for 76 percent of the population change during the booming economy of early 1990s. This share of migration to population change declined to 32 percent in 2010, lowest since early 1980s when Oregon actually had negative net migration for several years. As a sign of slow to modest economic gain and declining natural increase (births minus deaths), the ratio of net migration-to-population change has registered at 87 percent in 2019 and will continue to rise through the forecast horizon after 2021 once Oregon recovers from the COVID-19 pandemic. By 2025, all of Oregon’s population growth and more will come from the net migration due to the combination of continued high net migration, decline in the number of births, and the rise in the number of deaths. The natural increase of population, defined as the numbers of births minus deaths, will actually turn negative by 2025 due to below replacement level fertility and increase in the number of deaths associated with the increase in the elderly population. With Oregon’s favorable economic and environmental conditions post-coronavirus pandemic, high level of net migration into Oregon will continue. Not too far into the future, migration will be solely responsible for Oregon’s population growth.

Age structure and its change affect employment, state revenue, and expenditure. Demographics are the major budget drivers, which are modified by policy choices on service coverage and delivery. Growth in many age groups will show the effects of the baby-boom and their echo generations during the forecast period of 2019-2029. It will also reflect demographics impacted by the depression era birth cohort combined with changing migration of working age population and elderly retirees through history. After a period of slow growth during the 1990s and early 2000s, the elderly population (65+) has picked up a faster pace of growth and will continue a very high level as the baby-boom generation continue to enter this age group combined with the attrition of small depression era cohort due to death. However, this age cohort seems to have hit the highest point and will continue a high but diminishing rate of growth. The average annual growth of the elderly population will be 2.7 percent during the 2019-2029 forecast period. Different age groups among the elderly population show quite varied and fascinating growth trends. The youngest elderly (aged 65-74), which has been growing at an extremely fast pace in the recent past, will exhibit a tendency to slow down in the future. The annual growth rate of this youngest elderly will exceed 3 percent in the near future due to the direct impact of the baby-boom generation entering the retirement age and smaller pre-baby boom cohort exiting the 65-74 age group. This fast paced growth rate will taper off to negative growth by the end of the forecast period as a sign of end of the baby-boom generation transitioning to elderly age group. This high growth transitioning into a net loss of this youngest elderly population result in 1.1 percent growth rate in the next ten years. Reversing several years of slow growth and a period of shrinking population, the elderly aged 75-84 started to show a positive growth as the effect of depression era birth-cohort has dissipated. An unprecedented fast pace of growth of population in this age group has started as the baby-boom generation is starting to mature into 75-84 age group. Annual growth rate during the forecast period of 2019-2029 is expected to be unusually high 5.2 percent. The oldest elderly (aged 85+) will continue to grow at a slow rate but steadily gaining growth momentum due to the combination of cohort change, continued positive net migration, and improving longevity. The average annual rate of growth for this oldest elderly over the forecast horizon will be 3.2 percent. An unprecedented growth in oldest elderly will commence near the end of the forecast horizon as the fast growing 75-84 age group population transition into this oldest elderly age cohort. As a sign of massive demographic structural change of Oregon’s population, starting in 2023 the number of elderly population will exceed the number of children under the age of 18. To illustrate the contrast, in 1980 elderly population numbered less than half of the number of children in Oregon.

As the baby-boom generation matures out of oldest working-age cohort combined with slowing net migration, the once fast-paced growth of population aged 45-64 has gradually tapered off to below zero percent rate of growth by 2012 and has remained and will remain at slow or below zero growth phase for several years. The size of this older working-age population will see only a small increase by the end of the forecast period. The 25-44 age group population has recovered from several years of declining and slow growing trend. The decline was mainly due to the exiting baby-boom cohort. This age group has seen positive but slow growth starting in the year 2004 and will increase by 1.0 percent annual average rate during the forecast horizon mainly because of the exiting smaller birth (baby-bust) cohort being replaced by larger baby-boom echo cohort. The young adult population (aged 18-24) will remain nearly unchanged over the forecast period. Although the slow or stagnant growth of college-age population (age 18-24), in general, tend to ease the pressure on public spending on higher education, but college enrollment typically goes up during the time of very competitive job market, high unemployment, and scarcity of well-paying jobs when even the older people flock back to colleges to better position themselves in a tough job market. The growth in K-12 population (aged 5-17) will remain nearly unchanged in the near future and will decline through the rest of the forecast years. This will translate into slow growth or even decline in the school enrollments. On average for the forecast period, this school-age population will actually decline by -0.5 percent annually. The growth rate for children under the age of five has remained below or near zero percent in the recent past and will continue to decline due to the sharp decline in the number of births. Although the number of children under the age of five declined in the recent years, the demand for child care services and pre-Kindergarten program will be additionally determined by the labor force participation and poverty rates of the parents.

Overall, elderly population over age 65 will increase rapidly whereas the number of children actually decline over the forecast horizon. The number of working-age adults in general will show fast paced growth after the year 2023. Hence, based solely on demographics of Oregon, demand for public services geared towards children and young adults will likely to decline or increase at a slower pace, whereas demand for elderly care and services will increase rapidly.

Procedure and Assumptions

Population forecasts by age and sex are developed using the cohort-component projection procedure. The population by single year of age and sex is projected based on the specific assumptions of vital events and migrations. Oregon’s estimated population of July 1, 2010 based on the most recent decennial census is the base for the forecast. To explain the cohort-component projection procedure very briefly, the forecasting model "survives" the initial population distribution by age and sex to the next age-sex category in the following year, and then applies age-sex-specific birth and migration rates to the mid-period population. Further iterations subject the in-and-out migrants to the same mortality and fertility rates.

Annual numbers of births are determined from the age-specific fertility rates projected based on Oregon's past trends and past and projected national trends. Oregon's total fertility rate is assumed to be 1.6 per woman in 2019 and this rate is projected to remain well below the replacement level of 2.1 children per woman during the forecast period, tracking below the national rate.

Life Table survival rates are developed for the year 2010. Male and female life expectancies for the 2010-2029 period are projected based on the past three decades of trends and national projected life expectancies. Gradual improvements in life expectancies are expected over the forecast period. At the same time, the difference between the male and female life expectancies will continue to shrink. The male life expectancy at births of 77.4 and the female life expectancy of 81.8 in 2010 are projected to improve to 79.4 years for males and 83.5 years for females by the year 2029.

Estimates and forecasts of the number of net migrations are based on the residuals from the difference between population change and natural increase (births minus deaths) in a given forecast period. The migration forecasting model uses Oregon’s employment, unemployment rates, income/wage data from Oregon and neighboring states, and past trends. Distribution of migrants by age and sex is based on detailed data from the American Community Survey. In the recent past, slowdown in Oregon’s economy resulted in smaller net migration and slow population growth. Estimated population growth and net migration rates in 2010 and 2011 were the lowest in over two decades. Migration is intrinsically related to economy and employment situation of the state. Still, high unemployment and job loss in the recent past have impacted net migration and population growth, but not to the extent in the early 1980s. Main reason for this is the fact that other states of potential destination for Oregon out-migrants were not faring any better either, limiting the potential destination choices.

The role of net migration in Oregon’s population growth will get more prominence as the natural increase will decline considerably due to rapid increase in the number of deaths associated with aging population and decline in the number of births largely due to the decline in fertility rate. The annual net migration is expected to be far less than the forecast released in March 2020 in the short run due to the COVID-19 effect. However, the migration is expected to recover during the late 2020 and early 2021. Between 2019 and 2029 is expected to be in the range of 20,700 to 39,700, averaging 33,950 persons annually.

INITIATIVE PETITIONS, LEGISLATIVE REFERRALS AND REFERENDUM PETITIONS

Initiative Petitions

General. The State Constitution, Article IV, Section 1, reserves to the people of the State (1) the initiative power to amend the State constitution or to enact State legislation by placing measures on the statewide general election ballot for consideration by the voters and (2) the referendum power to approve or reject at an election any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session. The Legislative Assembly may also refer an act to the voters for approval or rejection.

State law permits any person to file a proposed initiative with the Secretary of State’s office without payment of fees or other burdensome requirements.  Because many proposed initiative measures     are submitted that do not qualify for the ballot, the State does not formally or systematically monitor the impact of those measures or estimate their financial effect prior to the time the measures qualify for the ballot. Consequently, the State does not ordinarily disclose information about proposed initiative measures that have not qualified for the ballot.

Requirements for Proposed Initiative Measures to Be Placed on the Ballot. To place a proposed initiative on a general election ballot, the proponents must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State.  Any elector may sign an initiative petition for any measure on which the elector is entitled to vote.

The initiative petition must be submitted to the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. As a practical matter, proponents of an initiative have approximately two years in which to gather the necessary number of signatures. State law permits persons circulating initiative petitions to pay money to persons obtaining signatures for the petition.

Although a large number of initiative measures are submitted to the Secretary of State’s office, a much smaller number of petitions contain sufficient signatures to be placed on the ballot. Once an initiative measure has gathered a sufficient number of signatures and qualified for placement on the ballot, the State is required to prepare a formal estimate of the measure’s financial impact. Typically, this estimate is limited to an evaluation of the direct dollar impact. Historically, a larger number of initiative measures have qualified for the ballot than have been approved by the electors.

Legislative Referrals and Referendum Petitions

The Legislative Assembly may refer constitutional amendments or statutory changes to the Oregon voters for their approval. In addition, within 90 days after the end of a legislative session, any person may file a petition seeking to have any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session referred to the voters for their approval or rejection at the next general election, or at a special election provided for by the Legislative Assembly. To place a proposed referendum on the ballot, the proponents must submit to the Secretary of State within 90 days after the end of the legislative session referendum petitions signed by the number of qualified voters equal to four percent of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. Any elector may sign a referendum petition for any measure on which the elector is entitled to vote. An act approved by the voters through the referendum process becomes effective 30 days after the date of the election at which it was approved. A referendum on part of an act does not prevent the remainder of the act from becoming effective as provided in the act.

PENSION AND POST EMPLOYMENT BENEFITS

The State is one of many participants in the statewide Oregon Public Employees’ Retirement System (“PERS” or “System”). The State participates in three retirement pension benefit programs provided through PERS and three retirement healthcare benefit programs (two provided through PERS and one  provided  by  the State’s  Public  Employees’  Benefit  Board  (“PEBB”)).  Most public employers in Oregon, including State government employers, participate in PERS. Benefits provided through PERS are paid from the Oregon Public Employees’ Retirement Fund (“OPERF”). The Public Employees’ Retirement Board (the “PERS Board”) administers PERS and is responsible for setting policies and for providing administrative direction to PERS.

Funding Levels. Milliman released its valuation report for the System as of December 31, 2018 (the “2018 System Report”) on December 12, 2019, and the State's individual valuation report as of December 31, 2018 (the “2018 State Report”) in December 2019. The following table provides summary information and a comparison of the System and State funding levels.

The funded status of the System and of the State as reported by Milliman will change over time depending on a variety of factors, including the market performance of the securities in which the Oregon Public Employees' Retirement Fund is invested, future changes in compensation and benefits of covered employees, demographic characteristics of members, methodologies and assumptions used by the actuary in estimating the assets and liabilities of PERS, and other actions taken by the PERS Board and the Legislative Assembly.

As reflected in its Comprehensive Annual Financial Report for the fiscal year ended June 30, 2019, and in accordance with applicable standards issued by the Governmental Accounting Standards Board ("GASB"), the State, excluding component units, reported a net pension liability of $3.2 billion and recognized pension expenses of $692.6 million. The net pension liability was measured as of June 30, 2018 based on an actuarial valuation as of December 31, 2016.

Employer Contribution Rates. The State's current 2019-21 employer contribution rates are as follows: Tier 1/Tier 2 22.24%, OPSRP General Service 14.75% and OPSRP Police and Fire 19.38%. Based on the 2018 State Report, the State's advisory-only employer contribution rates for the 2021-23 biennium are as follows: Tier 1/Tier 2 24.80%, OPSRP General Service 19.43% and OPSRP Police and Fire 23.80%. However, actual employer contribution rates for the 2021-23 biennium will be based on the State's actuarial valuation as of December 31, 2019.

PERS Developments

2019 PERS Changes. During the 2019 Legislative Session, the Legislative Assembly passed Senate Bill 1049 (“SB 1049”), which contains provisions to address funding of the System. Some of the changes include: redirecting a portion of certain member contributions to fund a defined benefit plan if the System funded status is less than 90 percent funded, one-time re-amortization of the 2019 Tier 1/Tier 2 UAL from 20 to 22 years, work after retirement provisions, and limitations on an employee's salary for any given calendar year which factors into the calculation of benefits at retirement. System savings generated from this bill during the 2019-21 Biennium will be used to offset future employer contribution rates. Re-amortization of the 2019 Tier 1/Tier 2 UAL is expected to extend the retirement of the UAL by approximately six years to 2041. A petition has been filed with the Oregon Supreme Court challenging the constitutionality of two provisions of SB 1049. While it cannot predict the outcome of the challenges, the State estimates that if both provisions are determined to be unconstitutional, the impact to the State will not be material.

SB 1049 also includes a $100 million General Fund appropriation to provide a 25% match to employers who fund PERS side accounts with surplus cash through the Employer Incentive Funds (“EIF”) program created in 2018. As of May 26, 2020, the State has made EIF matching payments totaling approximately $48 million to 65 public sector employers.

System Pension Programs

The three PERS pension programs are composed of two defined benefit programs and one program that has features similar to a defined contribution plan. In a defined benefit plan, the investment risk for the plan assets is borne by the employer. In a defined contribution plan, the investment risk for the plan assets is borne by the employee. A combination of participating employer contributions (determined by the PERS Board based upon the results of actuarial valuations), investment earnings and employee contributions (determined by statute, currently 6 percent of salaries and 7 percent for judges) fund these pension programs.

Employees hired before January 1, 1996 are known as “Tier 1” participants. The retirement benefits applicable to Tier 1 participants are based primarily on a defined benefit model. Employees hired on or after January 1, 1996 and before August 29, 2003 are known as “Tier 2” participants. The Tier 2 program also provides a defined benefit but with lower expected costs to employers than under the Tier 1 benefit. Employees hired on or after August 29, 2003 are participants in a successor retirement program to the Tier 1 and Tier 2 retirement programs (the “T1/T2 Pension Programs”) known as the Oregon Public Service Retirement Plan (“OPSRP”).

PERS also offers a program that has features similar to a defined contribution benefit known as the Individual Account Program (“IAP”). Effective January 1, 2004, active Tier 1, Tier 2 (T1/T2) and OPSRP employees became members of the IAP. Tier 1 and Tier 2 employees retain their existing T1/T2 Pension Program account, but the IAP account receives any future member contributions.

System Pension Plan Asset and Liabilities Valuations

Oregon statutes require an actuarial valuation of the System by a competent actuary at least once every two years. The current PERS actuary is Milliman, Inc. (“Milliman”). Under current practice, actuarial valuations are performed annually, but only valuations as of the end of each odd-numbered year are used to determine annual required employer contribution rates.  Valuations are released approximately one year after the valuation date. The most recent valuation report for the System is as of December 31, 2018 (the “2018 System Valuation Report”).

The System Valuations include actuarial valuations for the T1/T2 Pension Programs and OPSRP. In connection with the T1/T2 Pension Programs, the State is pooled with certain local governments and community college districts (the “State and Local Government Rate Pool” or “SLGRP”). Because OPSRP’s assets and liabilities are pooled on a program-wide basis, the State is pooled with all Oregon local governments in connection with OPSRP.

The PERS actuary releases the State’s individual valuation reports near the end of each calendar year. These annual valuation reports provide the State’s portion of the unfunded actuarial liabilities of the SLGRP and OPSRP based on the State’s proportionate share of SLGRP and System covered payroll, respectively, as of the valuation date. An employer’s unfunded actuarial liability (“UAL”) is the excess of the actuarially determined present value of the employer’s benefit obligations to employees over the existing actuarially determined assets available to pay those benefits.

Each year at the December PERS Board meeting, the actuary presents results of long-term, financial modeling using a Monte Carlo simulation with then-current asset allocations. The possible outcomes of such financial modeling are used, in part, by the PERS Board to inform its decisions on the adoption of certain actuarial methods and assumptions.

The Oregon State Treasurer is the investment officer for the State of Oregon. Investment standards are established in ORS 293.726 and require funds to be managed as a prudent investor would do. The Oregon Investment Council (“OIC”) establishes policies for the investment and reinvestment of moneys in PERS investment funds. Policies are established based on the primary investment asset class of each investment manager. The OIC has approved the following asset classes for the OPERF:  Oregon Short-Term Fund  (for cash balance), Fixed Income, Real Estate, Public and Private Equities, and Alternative Investments. In addition, OPERF invests in the Opportunity Portfolio, which may be populated with investment approaches across a wide range of investment opportunities with no limitation as to asset classes or strategies. The target investment portfolio mix at market value was revised at the OIC meeting of April 24, 2019, to 32.5 percent global equity, 17.5 percent private equity, 20 percent fixed income, 12.5 percent real estate, 7.5 percent alternatives – illiquid, 7.5 percent alternatives – diversifying strategies, and 2.5 percent risk parity.

The funded status of the pension programs will change depending on the market performance of the securities that OPERF is invested in, future changes in compensation and benefits of covered employees, demographic characteristics of members and methodologies and assumptions used by the actuary in estimating the assets and liabilities of PERS. Additionally, the market value of the investments held in OPERF is determined using various sources.

State Pension Plan Asset and Liabilities

For the T1/T2 Pension Programs, the State's portion of PERS’ assets and liabilities is based upon the State's proportionate share of the SLGRP’s covered payroll (as of December 31, 2018, approximately 50.21 percent) and reflects proceeds from the State pension bonds issued in October 2003 in the aggregate principal amount of $2.1 billion (the “State Pension Bonds”). For OPSRP, the State's proportionate share is based upon the State’s share of total System covered payroll (as of December 31, 2018, approximately 29.36 percent). The State’s proportionate liability may increase if other participants fail to pay their full employer contributions.

State Employer Contribution Rates

At the end of each odd-numbered year, actuarial valuations determine the employer contribution rates that are officially set by the PERS Board. Pursuant to Oregon Revised Statutes 238.225, all employers participating in PERS are required to make their contribution to PERS based on the employer contribution rates set by the PERS Board. Due to the contribution rate stabilization method (“Rate Collar”), the PERS Board-approved employer contribution rates for some employers, including the State, are currently less than the actuarially required contribution (ARC). The Rate Collar is an actuarially sound methodology that stabilizes contribution rates by spreading large rate increases over multiple biennia.

Changes in Financial Reporting for Pension Plans

The Governmental Accounting Standards Board (GASB) adopted new pension accounting standards effective for the June 30, 2014 fiscal year, which differed from historical methodologies used by the State for funding purposes and those used to represent funded status. Among the changes to the GASB standards are the inclusion of pension liabilities on a government’s balance sheet; mark to market valuation of assets;

lower actuarial discount rates; and the recognition of differences between expected and actual demographic and investment experience are recognized incrementally over a closed period when reporting annual employer pension expense. The new accounting standards affect financial reporting but do not require changes to funding policies.  GASB required disclosures appear annually in the CAFR.

Total and Net Pension (Asset)/Liability

Beginning with the fiscal year ended June 30, 2014, the PERS began reporting financial information in conformity with new accounting and financial reporting requirements applicable to pension plans. Beginning with the fiscal year ended June 30, 2015, the State began reporting financial information in conformity with the new accounting and financial reporting requirements applicable to employers who participate in pension plans, which significantly changed the way pension liabilities are reported in their CAFRs by states and local governments. As a result of these changes, the State reports its Net Pension (Asset)/Liability based upon the State’s proportionate share of the PERS system-wide Net Pension (Asset)/Liability.

Other Post-Employment Benefits (OPEB)

In addition to pension benefits provided through PERS, the State provides healthcare benefits (medical, vision and dental) through two PERS health insurance programs and through PEBB. At the time of retirement, State employees can choose whether to obtain post-employment benefits through PERS or through PEBB. Approximately 45,113 retirees receive healthcare benefits through PERS health insurance programs and approximately 995 retirees receive healthcare benefits through PEBB.

As reflected in its Comprehensive Annual Financial Report for the fiscal year ended June 30, 2019, and in accordance with applicable standards issued by the GASB, the State, excluding component units, reported a net OPEB asset of $25.5 million for the RHIA plan and a net OPEB liability of $27.2 million for the RHIPA plan. The net OPEB asset and liability were measured as of June 30, 2018 based on an actuarial valuation as of December 31, 2016. For the PEBB plan, the State, excluding component units, reported a total OPEB liability of $118.8 million, which was measured as of June 30, 2019 based on an actuarial valuation as of July 1, 2017.

PERS-Sponsored Retirement Health Insurance Account Plan (“RHIA”)

Retirees who receive pension benefits through the T1/T2 Pension Programs and are enrolled in certain PERS-administered health insurance programs may receive a subsidy towards the payment of health insurance premiums. ORS 238.420 established the Retirement Health Insurance Account program under which qualified retirees may receive a subsidy for Medicare supplemental health insurance of up to $60 per month towards the cost of their health insurance premiums. The State’s employer contribution rate for the RHIA program for the 2019-21 biennium was 0.18 percent of payroll and was a component of the estimated State blended employer contribution rate of 17.06 percent for the 2019-21 biennium. As of December 31, 2018 the RHIA program has an unfunded actuarial liability of approximately $(159.1) million representing a funded ratio of approximately 138.6 percent, of which $(47.1) million is allocable to the State.

PERS-Sponsored Retiree Health Insurance Premium Account Plan (“RHIPA”)

Another subsidy is available to pre-Medicare-age State retirees through the Retiree Health Insurance Premium Account plan. On or before January 1 of each year, the PERS Board calculates the average difference between the health insurance premiums paid by retired State employees under contracts entered into by the PERS Board and health insurance premiums paid by State employees who are not retired. RHIPA authorizes payment of this average difference to qualified retired State employees. The State’s employer contribution rate for the RHIPA program for the 2019-21 biennium was 0.27 percent of payroll and was a component of the estimated State blended employer contribution rate of 17.06 percent for the 2019-21 biennium. As of December 31, 2018, the RHIPA program had an unfunded actuarial liability of approximately $24.3 million, representing a funded ratio of approximately 61.3 percent, all of which is allocable to the State.

Net OPEB (Asset)/Liability

Beginning with the fiscal year ended June 30, 2017, PERS began reporting financial information in conformity with new accounting and financial reporting requirements applicable to other postemployment benefit (OPEB) plans. Beginning with the fiscal year ended June 30, 2018, the State began reporting financial information in conformity with new accounting and financial reporting requirements applicable to employers who participate in OPEB plans, which significantly changed the way OPEB liabilities are reported by states and local governments in their annual financial reports. The new accounting standards affect financial reporting, but do not require changes to funding policies.

PEBB Retiree Health Insurance Benefit Plan

In addition to the explicit pension and healthcare benefits provided to retired State employees through PERS, the State provides an implicit rate subsidy for healthcare benefits (medical, vision and dental) through PEBB to approximately 995 retirees (as of June 30, 2019) who do not receive healthcare benefits through PERS and are not yet eligible for Medicare. This PEBB’s rate subsidy is considered a State obligation for accounting purposes to comply with OPEB standards (GASB 75). The PEBB OPEB obligation exists because the State is providing an implicit rate subsidy to retirees to purchase healthcare through the PEBB at the same premium amount as active employees.

The State’s actuary for PEBB prepared an actuarial valuation as of July 1, 2017 (the “2017 PEBB Valuation”) for purposes of complying with the OPEB standards. The valuation was prepared using the Entry Age Normal actuarial cost method. Significant assumptions used in the actuarial valuation include projected payroll growth of 3.5 percent and a 3.5 percent discount rate. Under GASB 75, pay-as-you-go plans must use a discount rate that reflects a yield or index rate for 20-year tax-exempt general obligation municipal bonds with an average rating of AA/Aa or higher. The discount rate assumed for the June 30, 2018 reporting date reflects the Bond Buyer 20-Year General Obligation Bond Index. The valuation uses a medical healthcare cost inflation adjustment of 5.1 percent for 2019, 5.3 percent for 2020, 5.1 percent for 2021, an average of 5.6 percent between fiscal years 2022 and 2046, and the rate grades down from 5.6 percent to 4.2 percent between fiscal years 2047 and 2097. The dental healthcare cost inflation adjustment was 3.1 percent for 2019 and 4 percent for all subsequent fiscal years. The plan’s inflation assumption is 2.5 percent. There is no contractual obligation for this pooled healthcare program, but it is being calculated in the Valuation and reported in the State’s financial statements as a means to comply with OPEB standards.

DEBT AUTHORITY AND BOND ISSUANCE

Administration

Oregon law authorizes the State Treasurer to coordinate the issuance of all State of Oregon bonds. The Treasurer reviews and approves the terms and conditions of bond sales and issues all bonds for State agencies. By centralizing this authority, the agencies for which bonds are issued are encouraged to plan their offerings well in advance and to work together to obtain the most favorable market reception. In addition, the uniform approach permits greater control of the State’s overall debt position, allowing the Treasurer to address the interests and concerns of the financial community and rating agencies as well as those of the State agencies.

The State Treasurer advises the Governor on the total biennial bonding level for State agency programs in the development of the Governor’s recommended budget. The Legislative Assembly authorizes bonds to be issued for each agency’s program in the “biennial bond bill”. The Governor’s recommended budget includes requests by agencies for bonds to fund their capital project needs, as well as agencies’ grant and loan programs. The Legislative Assembly reviews each program request and approves what it determines to be an appropriate level of issuance in the biennial bond bill.

The State generally issues four types of “long-term” financing obligations: general obligation bonds, appropriation obligations, direct revenue bonds and conduit revenue bonds. The State also may issue full faith and credit short-term borrowings, known as “Tax Anticipation Notes.” The Treasurer approves financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approves certificates of participation with respect to the financing agreements. The principal amount of such financing agreements is treated as bonds subject to the biennial bond bill.

Prior to the issuance of bonds, agencies typically submit reports to the State Treasurer that project future cash flows, the agency’s ability to meet future debt service, and the agency’s historical performance on payments and delinquencies. Agencies must also provide cash flow projections and other requested information to the State Treasurer on a periodic basis. Agency bond programs may be audited annually with the audit results published as soon after the audit as possible.

Capital Needs and Budget Process

Oregon law requires the Governor’s recommended budget to include capital construction needs for a minimum of six years. Prior to the biennial preparation of the Governor’s recommended budget, agencies submit their projected capital needs for the upcoming biennium and for the two subsequent biennia. These requests are evaluated and placed in the Governor’s recommended budget under one of two categories: capital improvements (less than $1,000,000) or major construction and acquisition projects ($1,000,000 or more). The capital improvement projects are included in agency operating budget appropriation bills. The major construction and acquisition projects are approved by the Legislative Assembly in the capital construction bill.

Authorization

The Oregon Constitution generally prohibits state government from incurring any indebtedness that exceeds $50,000. Consequently, all general obligation bonds are authorized by an amendment to the Oregon Constitution that has been approved by Oregon voters and that permits bonds to be issued as an exception to the constitutional debt limit.

General Obligation Bonds

The amount of general obligation bonds that may be issued is usually expressed in the Constitution as a percentage of the statewide property value. The general obligation bond programs are also subject to legislative direction. The Legislative Assembly may place limits on general obligation bond programs that are more restrictive than those approved by the voters.

The State’s general obligation debt is secured by a pledge of the full faith and credit and statutory taxing power of the State of Oregon. In addition to any revenues from the program for which the bonds are issued, general obligation bonds may be paid from any undedicated and unrestricted moneys of the State. A property tax, where authorized by the Oregon Constitution, may also be levied to pay some general obligation bonds, although the State has not levied such a tax to pay any bonds in many years.

There are 17 constitutionally authorized general obligation bond programs. Although each of these programs may draw on the State’s General Fund or other taxing authority, many of the programs are fully self-supporting from program or other revenue streams.

The following active general obligation bond programs are primarily supported by the State’s General Fund: Higher Education Facilities and Community College Bonds, Pollution Control Bonds, Oregon Opportunity Bonds, Seismic Rehabilitation Bonds for Public Education and Emergency Services Buildings, and a portion of the Pension Obligation Bonds and State Property Bonds. Additionally, the Oregon Constitution authorizes the State to incur indebtedness to provide grants to school districts through the Department of Education to assist in financing capital costs of school districts.

The following general obligation bond programs are either partially or fully self-supporting: Veterans’ Welfare Bonds, Higher Education Facilities Bonds, Pollution Control Bonds, Water Resources Bonds, Elderly and Disabled Housing Bonds, Alternate Energy Bonds and a portion of the Pension Obligation Bonds and State Property Bonds.

In addition to the general obligation bond programs described above, the Oregon Constitution authorizes the State Treasurer to pledge the full faith and credit of the State to guarantee the general obligation bonds of Oregon’s common or union high school districts, education service districts or community college districts. As of January 2019 the State guarantees outstanding school district bonds of approximately $7.4 billion under this program and has not issued any bonds under this authorization.

Tax Anticipation Notes

ORS 286A.045 authorizes a short-term, full faith and credit, borrowing program for the State through the issuance of Tax Anticipation Notes (TANs). The State may borrow and issue notes in anticipation of the collection of State taxes and revenues to be received during a biennium. The notes typically mature within 13 months. They are not considered debt within the meaning of any Constitutional prohibition because they mature and are repaid within a biennium. If the State General Fund or other available revenues are insufficient to pay the TANs, the State Treasurer may use internal borrowing to make any required payment.

Appropriation Credits

The State also issues appropriation credits that are special limited obligations of the State payable solely from funds appropriated or otherwise made available by the Legislative Assembly. The obligation of the State to provide appropriated moneys and to pay those borrowings is subject to future appropriation by the Legislative Assembly for the fiscal period in which payments are due.

Certificates of Participation. Under Oregon law (ORS 283.085 to 283.092), the State is authorized to enter into financing agreements to finance real and personal property projects for State agencies using certificates of participation. Each certificate represents an interest in and right to receive a portion of loan payments made by the State to a trustee for the certificate holders. The State’s obligation to make the loan payments is subject to appropriation by the Legislative Assembly of the payment amounts each biennium. In some cases, the State’s repayment obligation is also secured by a pledge of certain projects financed by the certificates as collateral. Following voter approval of an amendment to the Oregon Constitution in 2010 that authorizes the State to issue general obligation bonds to finance real and personal property projects under

Article XI-Q of the Oregon Constitution, the State has used Certificate of Participation authority on a more limited basis.

Direct Revenue Bonds

State revenue bond programs operate under statutory authority from the Legislative Assembly. Each program is fully self-supporting, and has no general obligation backing from the State. The Legislative Assembly, however, could provide a funding stream if program revenues were insufficient to support debt service payments. The Legislative Assembly normally limits revenue bonds to a specific dollar amount.

The following are active revenue bond programs authorized by the Legislative Assembly: State Highway User Tax Bonds, Lottery Revenue Bonds, Oregon Bond Bank Revenue Bonds, and Single-Family and Multifamily Housing Revenue Bonds.

Conduit Revenue Bonds

The State has three authorized and active conduit or “pass-through” revenue bond programs consisting of the Oregon Facilities Authority program, Industrial and Economic Development Revenue Bonds, and Housing Development Revenue Bonds. The Legislative Assembly has authorized these conduit revenue bond programs, and pursuant to that authority the State is the issuer of the bonds. The bonds are repaid only from revenues generated by the projects financed or from other sources available to a borrower. The State has no financial obligation for these bonds and bondholders have no recourse against the properties, funds or assets of the State.

LITIGATION

Members of the public and advocacy groups from time to time assert that they intend to file a legal action against the State challenging certain programs, laws or actions that the State or its officers or agencies have taken. Because the State cannot be certain as to whether such actions will actually be filed, the legal assertions that may be made in a potential action or the remedy sought in terms of the amount of damages or performance requested of the State, the State includes as threatened litigation only situations in which the State is engaged in active settlement negotiations with a person or advocacy group in order to pre-empt filing of a lawsuit.

Claims Against the State of Oregon Exceeding $200 Million

Forest Management Rules Challenge

On March 10, 2016, Linn County filed a complaint for a class action lawsuit against the State regarding the rules under which timber is harvested on State forest lands. The county claims that actions taken under a 1998 rule adopted by the State’s Department of Forestry breaches statutory contracts between the State and the counties under which the State received donations of forest lands from the counties. The State has managed the lands pursuant to forest management plans that the counties allege have reduced the revenues paid to counties because of conservation measures. On behalf of the class, the county seeks to recover lost revenues of approximately $528.6 million since 2001 and future damages of $881 million. The court has certified the class. The class on whose behalf the county has filed suit consists of 14 counties and approximately 130 government taxing districts that share or receive revenues for the State forest lands. The State brought summary judgment motions against the claims, but the court denied them. The case is now proceeding to trial scheduled for October 24, 2019. It is too early for the State to estimate the actual liability, if any, that might be imposed due to the lawsuit, but the State plans to vigorously defend against the lawsuit.

On November 20, 2019, a jury in Linn County, Oregon, awarded damages against the State of Oregon in favor of a group of Counties and local taxing districts, which had alleged that the State failed to comply with a statutory contract to maximize timber revenue on certain forestlands and share those revenues with the Counties. The jury decided that the State had breached a statutory contract with the Counties by failing to maximize timber payments since 2001 and awarded damages for past breaches, along with damages for anticipated future breaches of the alleged agreement, assuming the management of the state forests does not change. The total amount of the verdict against the State is approximately $1.066 billion. A judgment in the case is expected to be entered by the Linn County Circuit Court in the next few months. Once the judgment is entered, it will accrue interest at 9% annually from the date of entry, including during the course of any appeals. However, the State plans to file for a stay of enforcement of the judgment. The Oregon Attorney General’s office believes there are strong arguments to be made on appeal and has indicated the State will appeal this verdict. The timeline for an appeal is generally 30 days from date of entry of judgment. At this time, the State does not know what its ultimate liability, if any, might be. The State also cannot predict the timing or method of payment to satisfy the judgment if the damages are upheld on appeal.

Cover Oregon

In 2011, the State hired a private contractor, Oracle America, Inc. (“Oracle”), both to modernize its social services systems and to develop a health insurance exchange website through which Oregonians would shop for and obtain the insurance coverage required in the federal Affordable Care Act. The State paid more than $240 million for Oracle products and services. The website, however, never worked and in November 2014, the State transitioned its health insurance exchange to the federal website. The modernization project was put on hold.

As a result of the failure of the website to become fully functional and the failure of the modernization of the social services systems, the State and Oracle engaged in extensive litigation. The parties settled the litigation in 2016.

The start-up of Oregon’s health insurance exchange, along with the exchanges of a number of other states, is also the subject of federal inquiries into the use of federal grant funds on the health insurance exchange project. It is possible that the federal government could determine that certain expenditures for Oregon’s health insurance exchange and social services modernization project were improper or otherwise returnable. If that occurs, it is possible the federal government may seek repayment from the State for any disallowed amounts, up to the full amount the federal government paid the State, approximately $300 million.

Potential Superfund Site Liability

Two State agencies are participating in a confidential, non-judicial mediation process that will result in an allocation of costs associated with the investigation and cleanup of the in-river and upland portions of the Portland Harbor, an approximately 10-mile stretch of the lower Willamette River area that the U.S. Environmental Protection Agency (the “EPA”) has listed as a Superfund site under the federal Superfund law (“CERCLA”). Over 200 parties, private companies and public entities, may eventually be found liable for a share of the costs related to investigation and clean-up of the Portland Harbor Superfund Site.

The Oregon Department of Transportation (“ODOT”) and the Oregon Department of State Lands (“DSL”) have received General Notice Letters from the EPA informing them that the State, by and through those agencies, is a potentially responsible party (“PRP”) under CERCLA for cleanup costs at the site. The EPA’s letter to ODOT asserts that ODOT may incur CERCLA liability in part for hazardous substances in storm water draining into the Portland Harbor from ODOT-owned  highways and bridges,  as well as for potential third-party releases from property owned, leased, or operated by ODOT in  the  Portland  Harbor.

As to DSL, the EPA’s letter charges that the State, through DSL and the State Land Board, is a PRP because of releases of hazardous substances by third-parties on submerged and submersible leased lands owned by the State in trust for the public and managed by DSL.

On January 6, 2017, EPA issued its final cleanup plan for the Portland Harbor Superfund site in a document called the Record of Decision (“ROD”). The ROD requires a mix of ultimate cleanup actions- dredging, capping, enhanced natural recovery and monitored natural recovery, which EPA estimates will cost $1.05 billion and take approximately 13 years to complete. Liable parties under CERCLA are responsible for funding this remedial action, as well as other preliminary actions required before full implementation of the ROD, such as additional investigations, remedial design, and agency oversight. The Portland Harbor Superfund mediation will allocate response costs among all liable parties. If the mediation is successful, it will culminate in a settlement proposal, which if accepted by the EPA will be memorialized in a judicial Consent Decree filed in the Oregon federal district court.

In September 2018, the EPA signed an Administrative Settlement and Order on Consent which obligates four PRP parties to undertake pre-remedial design sampling to investigate the current state of sediment contamination in the site. This sampling investigation and related deliverables were provided to EPA in June 2019.  EPA’s response to that information is expected later in 2019.

It is too early to estimate the proportionate share of liability for cleanup costs, if any, that may ultimately be allocated to the State agencies in the course of the mediation process. It is not known when the mediation process will end.

The Portland Harbor Superfund will also involve a separate allocation of liability for injuries to natural resources caused by contamination at the site, which is an additional type of recovery under the Superfund law known as natural resource damages (“NRD”). This NRD claim is asserted against all PRPs, including ODOT and DSL, by the Portland Harbor natural resource trustees, a group composed of five tribes, two federal agencies and the State, acting through its trustee, the Oregon Department of Fish and Wildlife. The trustees have initiated a cooperative injury assessment process funded by thirty parties, the goal of which is to reach settlements of the NRD claim based on readily available information. The State is seeking a settlement of its NRD liabilities. It is too early to evaluate what, if any, share of liability either ODOT or DSL may ultimately bear for this NRD claim.

The State is pursuing claims for insurance coverage of its Portland Harbor defense costs and expects to make additional insurance claims in the future for any eventual  liabilities  for cleanup  costs  and  NRD. These claims are based on commercial general liability insurance policies the State held from 1968 to 1972, and on insurance policies that listed DSL and ODOT as additional insureds. These insurance carriers have agreed to participate in funding the State’s defense in Portland Harbor proceedings, but have reserved their rights to deny indemnity coverage. In October 2015, the State filed suit in state court against its primary insurance carrier, Pacific Indemnity Co., asserting that Pacific Indemnity is obligated to fund a greater proportion of the State’s defense costs in Portland Harbor than it has so far. Other insurance carriers whose policies are at issue joined the lawsuit. In June 2019, the State executed a settlement agreement with Pacific Indemnity and several other insurers regarding their obligation to pay for most of the State’s defense costs through 2024.  The State has also reached a defense costs settlement in principle with another insurer and remains in litigation over defense costs with one additional insurer.

Community Care Organization

A coordinated care organization in Oregon, Family Care, Inc. (“FamilyCare”) contested the 2015 and 2016 reimbursement rates from the State that funded the organization’s operations. In June 2016, the Oregon Health Authority (OHA) and FamilyCare entered into a settlement agreement resolving their financial disputes for the 2015 and 2016 rate years.  OHA agreed that it would not use compensation awarded under the settlement agreement as a basis for limiting the amount that could be paid to Family Care in future rate years. In December 2016, OHA and FamilyCare entered into a dispute resolution agreement setting forth a protocol for the parties to try to resolve FamilyCare’s concerns that OHA had violated the settlement agreement in setting its 2017 rates.

In February 2017, FamilyCare filed a lawsuit challenging its 2017 contract rates; FamilyCare has since amended its complaint four times to add new claims. The fourth amended complaint includes the following claims against OHA and the current and former Directors: (a) breach of express and implied terms in the 2016 settlement agreement by using the amounts paid under the settlement agreement to limit or reduce FamilyCare’s 2017 and 2018 rates; (b) breach of express and implied terms of the dispute resolution agreement (c) intentional interference with FamilyCare’s business relations; (d) a claim under Oregon’s Administrative Procedures Act alleging, among other things, that FamilyCare’s 2017 and 2018 rates are not actuarially sound as required by federal law; (e) a federal civil rights claim alleging taking of Family Care’s property rights to business goodwill and “reasonable expectation to actuarially sound rates” and retaliation against FamilyCare for exercise of its first amendment rights; and (f) breach of contract for failure to provide actuarially sound rates. FamilyCare seeks specific performance and money damages in the amount of at least $111 million plus attorney fees and seeks a judicial declaration that would effectively prohibit OHA from paying FamilyCare at the 2017 or 2018 contract rates. Through the course of litigation some of the claims have been eliminated, but the general theories, themes and damages remain. Some of the court’s decisions on motions for summary judgment have been taken up on immediate appeal. The trial court action has been stayed pending the outcome of those appeals.

Pro Se Cases

There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

APPENDIX F
ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations (“Rhode Island” or the “State”). The sources of payment for Rhode Island municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

COVID-19 Pandemic

In December 2019, a novel strain of coronavirus known as COVID–19 (“COVID–19”) began spreading throughout the world and has been characterized by the World Health Organization as a pandemic disease.

COVID–19 is currently affecting State, local, national and global economic activity (including increasing public and private health emergency response costs and reducing sources of State and local revenues) and consequently is expected to materially adversely impact the financial condition of the State.

Information presented in this appendix generally predates the outbreak of COVID-19 and should be considered in light of the possible or probable negative effects the COVID-19 pandemic may have on the current and future finances, operations and economy of the State.

Overview

Population Characteristics. Rhode Island experienced a population decrease of 1.6 percent between 2004 and 2018. The U.S. Census Bureau estimated that Rhode Island’s population increased by 0.1 percent in 2018 to 1,057,315, compared to 1,056,486 in 2017. For the same 15-year period, the population of New England is estimated to have increased by 4.5 percent, and the United States population is estimated to have increased by 11.7 percent.  From 2017 to 2018, New England and the U.S. population are estimated to have increased 0.3 percent and 0.6 percent, respectively.

Personal Income and Poverty. Rhode Island per capita real personal income surpassed U.S. per capita real personal income in 2001 and has remained above U.S. per capita real personal income since that time. Rhode Island per capita real personal income in 2018 was $50,720 versus U.S. per capita real personal income of $50,346. In addition, Rhode Island has maintained a poverty rate below the national average. Over the 2004 to 2018 period, Rhode Island’s average poverty rate was 11.6 percent versus the U.S. average poverty rate of 13.5 percent.

Employment. According to the U.S. Department of Labor’s Bureau of Labor Statistics, total Rhode Island nonfarm employment has grown each year since 2011; non-farm employment expanded by 0.5 percent in 2011, 1.1 percent in 2012, 1.3 percent in 2013, 1.6 percent in 2014; 1.3 percent in 2015, 0.9 percent in 2016, 0.7 percent in 2017, and most recently 0.6 percent in 2018. The average annual growth rate for Rhode Island nonfarm employment for the 2004 to 2018 period was 0.2 percent, with average annual growth of 1.0 percent in the 2011 to 2018 period and -0.8 percent in the 2004 to 2010 period.

Economic Base and Performance. Rhode Island has a diversified economic base that includes traditional manufacturing, high technology, and service industries. A substantial portion of products produced by these and other sectors is exported. Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries, particularly education and health services and leisure, hospitality and other services.

Human Resources. Skilled human capital is the foundation of economic strength in Rhode Island. It provides the basis for a technologically dynamic and industrially diverse regional economy. The Rhode Island economy benefits from a vigorous post-secondary education sector, which conferred over 19,000 degrees during the 2016-17 academic year. The Rhode Island population is well-educated with 33.4 percent of its residents over the age of 25 having a Bachelor's degree or a graduate or professional degree in 2017 according to the U.S. Department of Commerce’s Census Bureau (American Community Survey 1-Year Estimates). In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since the 2001-2002 school year. For 2015-16 Rhode Island spent 37.4 percent more per pupil than the national average.

Population Characteristics

Between 2004 and 2018 Rhode Island’s population decreased by 1.6 percent, compared to a 4.5 percent increase for the New England region, and a 11.7 percent increase for the United States. Though New England population growth has lagged that of United States overall, Rhode Island has generally experienced average annual growth rates even lower than New England benchmarks. 2004 was the last year in which the growth rate of Rhode Island’s population was greater than that of the New England region. Since then, Rhode Island has experienced annual growth ranging between -0.6 and 0.1 percent, averaging -0.1 percent between 2004 and 2018. During the same period, annual population growth ranged between 0.1 and 0.5 percent in New England and 0.6 and 1.0 percent nationwide, with average growth rates equal to 0.3 and 0.8 percent, respectively. While Rhode Island experienced negative or no growth between 2005 and 2011, the trend reversed itself in recent years as the state population has undergone modest expansion, averaging 0.1 percent annual growth in 2012 through 2018.

Between 2010 and 2020 Rhode Island is expected to see substantial changes to the state’s age distribution. As the “baby boom” generation continues to age, the state will see a sizeable increase in its older population (i.e., 55 to 74). At the same time, youth, young adult, and early adult populations (i.e., 5 to 24) are expected to decrease, while there will be a slight increase in the adult cohort (i.e., 25 to 44). In addition, Rhode Island is projected to see a sizeable loss in the middle-aged population (i.e., 45 to 54).

In 2030, IHS projects the population to be distributed more heavily in the “65 to 85” age group while the percentage of people in the “5 to 64” age ranges are anticipated to decline from 2020 levels. The median age for Rhode Islanders in 2010 was 39.4 years. In 2020, the median age for Rhode Islanders is projected to decrease to 39.2 years but increase to 40.7 years by 2030 based on the U.S. Census Bureau’s projections from the 2010 Census.

Personal Income, Consumer Prices, and Poverty

Personal Income. Rhode Island’s per capita nominal personal income has exceeded that of the United States every year since 2001. In 2018, Rhode Island per capita nominal personal income was $54,850 relative to $54,446 for the United States. Note that Rhode Island per capita nominal personal income has trailed that of the New England region from 2004 through 2018 by an average of $9,349. This trend has accelerated in recent years with the difference between New England per capita nominal personal income and Rhode Island per capita nominal personal income growing from $9,436 in 2011 to $13,043 in 2018.

The average annual percentage change in real personal income growth for the 2004 to 2018 period in Rhode Island was 1.2 percent, which is less than the 1.8 percent average growth for New England and the 1.6 percent average growth for the United States during this period. Rhode Island per capita real income growth reached 2.6 percent in 2006 before slowing in subsequent years, dropping into negative territory in 2008. In 2009, Rhode Island saw negative per capita real income growth but not as severe as the national average. Real per capita personal income rebounded at an average rate of 1.8 percent from 2010 to 2018, despite a brief decline in 2013. In 2015, the growth rate peaked at 3.7 percent, slightly lower than the rates seen in the New England region and nation. Since 2015, Rhode Island per capita real income has continued to grow, but at a more modest pace. In 2018, the Rhode Island per capita real income growth rate was 2.6 percent.

Average Annual Pay. Average annual pay has grown steadily in Rhode Island over the past fifteen years. Average annual pay is computed by dividing total annual payrolls of employees covered by unemployment insurance programs by the average monthly number of these employees. Although average annual pay has increased consistently for the last fifteen years, the ratio of pay levels in Rhode Island to the United States was on a downward trend from 2003 to 2007. After this period, it fluctuated around 95.0 percent through 2017, before dropping to 93.8 percent in 2018, its lowest point since 2007.
In 2004, average annual pay in Rhode Island was 95.7 percent of U.S. average annual pay, with Rhode Island recording an average annual pay of $37,651 versus $39,354 for the United States. From 2004 to 2007 average annual pay in Rhode Island fell as a percentage of average annual pay in the U.S.; however, from 2008 to 2010 Rhode Island saw greater increases in average annual pay than the United States. In 2011 and 2012, Rhode Island’s average annual pay again decreased slightly as a percentage of average annual pay in the U.S. In 2013, Rhode Island’s average annual pay growth held steady at 2.2 percent while the U.S. growth rate slowed for a second year, falling to 1.1 percent. In 2014, Rhode Island’s average annual pay growth increased to 3.3 percent, higher than the U.S. average annual pay growth of 3.1 percent.

In addition, in 2014 the ratio of Rhode Island’s average annual pay to the United States’ average annual pay increased to 96.0 percent, the highest reported since the peak in 2003 of 96.4 percent. The ratio of Rhode Island’s average annual pay to United States’ average annual pay saw a slight decrease in 2015. While it rebounded back to 96.0 percent in 2016, the ratio slipped again in 2017 and 2018. As of 2018, Rhode Island’s average annual pay was $53,736, or 93.8 percent, of U.S. average annual pay.

Consumer Prices. From 2004 to 2018, the consumer price index value in the Northeast exceeded that for the United States. During this period, the percent change in consumer price inflation in the Northeast region has been less than for the United States in 2007 and from 2011 to 2018. From 2004 to 2006, the consumer price inflation rate in the Northeast region exceeded that of the United States by an average of 0.5 percentage points. In 2007, the Northeast region’s inflation rate fell below that of the United States but again exceeded the U.S. inflation rate for 2008 through 2010.

National consumer price inflation exceeded that of the Northeast region by an average of 0.2 percentage points in the years 2011 through 2018. In 2018, the rate was 0.3 percentage points below the United States.

Poverty. From 2004 to 2018 Rhode Island’s poverty rate has been below the poverty rate for the United States. The poverty rate is measured as the percentage of a region’s population that lives below the federal poverty level (“FPL”), as determined by the U.S. Census Bureau’s Current Population Survey. Between 2004 and 2018, the percentage of the Rhode Island population below the FPL has varied from a low of 8.9 percent in 2018 to a high of 14.0 percent in 2010. During the same period, the national poverty rate varied from a low of 11.8 percent in 2018 to a high of 15.1 percent in 2010. Over the 15-year period from 2004 to 2018, the poverty rate in Rhode Island fell 2.6 percentage points, compared to a 0.9 percentage point decline nationally. These official poverty statistics are not adjusted for regional differences in the cost of living.

Beginning in 2011, poverty rates in both Rhode Island and the U.S. stabilize until 2013 when Rhode Island experiences a sharp drop in its poverty rate. This drop was short lived as Rhode Island’s poverty rate rose in both 2014 and 2015 before resuming its downward trend in 2016 through 2018. Interestingly, the U.S. poverty rate has shown a consistent decline over 2014 through 2018 period. The decline in the poverty rate since the peak of the Great Recession in 2010 has been stronger in Rhode Island than nationwide, albeit more volatile, with Rhode Island’s poverty rate falling 5.1 percentage points by 2018 while that of the U.S. declined 3.3 percentage points.

Employment

Between 2004 and 2018, total non-farm employment in Rhode Island increased by 1.6 percent. During this time the sectors that experienced overall increases were Information, Financial Activities and Business Services, Educational and Health Services, and Leisure, Hospitality and Other Services which increased by 11.6 percent, 14.6 percent and 11.6 percent, respectively. In 2004, Rhode Island non-farm employment grew by a rate of 0.9 percent and then began increasing at decreasing rates of 0.5 percent, and 0.4 percent for 2005, and 2006 respectively. The first negative growth in non-farm employment came in 2007 and continued through 2010 with decreases of 0.3 percent, 2.2 percent, 4.4 percent and 0.3 percent, respectively.  In 2011 Rhode Island non-farm employment growth was 0.5 percent, the first growth in non-farm employment since 2006. In 2012 and 2013, Rhode Island non-farm employment grew by 1.1 percent and 1.3 percent, respectively. Job growth in 2014 reached its highest level during the period of 2004 to 2018 at 1.6 percent. This growth continued into 2015 at 1.3 percent before tapering off to 0.9 percent in 2016, 0.7 percent in 2017 and 0.6 percent in 2018. Eight consecutive years of job growth averaging 1.0 percent indicates that Rhode Island recovered all the jobs it lost in the Great Recession and added new jobs above this amount. Total non-farm employment of 496,200 in 2018 is an increase of 3,100 above the 2006 peak level of employment.

Non-farm Employment by Industry. Total non-farm employment increased by 3.2 percent during this period, and the composition of total employment changed markedly. Employment declined by 5.4 percent in manufacturing, construction, natural resources and mining, trade, transportation and utilities and government during this time. Meanwhile, employment for all other sectors increased 9.8 percent. The sector which saw the largest gain during this period was leisure, hospitality and other services, which grew by 10.8 percent. The Rhode Island economy underwent a significant restructuring during the 2008 to 2018 period, transforming further from a manufacturing and construction- based economy to a service-based economy.

The information, financial activities and business services sector, with 22.1 percent of the non-farm work force in 2018, is the largest employment sector in the Rhode Island economy, followed closely by educational and health services, 21.5 percent; leisure, hospitality and other services, 16.5 percent; trade, transportation and utilities, 15.6 percent; government, 12.3 percent; manufacturing, 8.1 percent; and construction, natural resources and mining, 3.9 percent.

Manufacturing Employment. Like many industrial states, Rhode Island has seen a steady diminution of its manufacturing jobs base over the last decade. There was, however, a notable expansion of employment by Rhode Island manufacturing establishments in the 2013 through 2015 period followed by a contraction in 2016 and a slight rebound in 2017. Total employment in the manufacturing sector declined between 2004 and 2018, falling by 29.3 percent, with steady declines of 2.9 percent in 2004, 3.5 percent in

2005, 4.2 percent in 2006, 3.8 percent in 2007, and 5.5 percent in 2008. Consistent with the overall contraction in the national economy, the rate of decline in Rhode Island manufacturing employment increased to 12.7 percent in 2009 before decelerating to 3.3 percent in 2010. Manufacturing for non-durable goods and durable goods declined or stayed the same in 2011 and 2012. Non-durable goods saw negative growth of 0.7 percent for 2011 and no growth for 2012. Durable goods saw negative growth of 0.8 percent in 2011 and 1.6 percent in 2012. In 2012, total manufacturing employment decreased by 1.0 percent.   In 2013, however, total manufacturing employment increased by 1.0 percent, marking the first year of growth in the 2004 through 2018 period. In 2014, growth in manufacturing employment accelerated to 2.0 percent followed by growth of 0.5 percent in 2015. In 2015, non-durable goods manufacturing employment grew by 1.3 percent whereas durable goods manufacturing employment was flat. In 2016, manufacturing employment for non-durable goods slightly increased by 0.7 percent but this increase was more than offset by a decline in durable goods manufacturing employment of 3.1 percent. The combined result was a negative growth rate of 1.7 percent in total manufacturing employment in 2016. In 2017, manufacturing employment had a growth rate of 0.2 percent as durable manufacturing employment grew by 0.4 percent and non-durable manufacturing employment remained flat. In 2018, total manufacturing employment decreased by 0.5 percent due to a sharp decrease in non-durable goods employment of 4.6 percent.

Despite a long-term decline in non-durable goods and durable goods manufacturing employment, the manufacturing sector continues to be a significant component in the State’s gross domestic product, as evidenced by its production in terms of dollars. Employment levels at manufacturing establishments consistently fell between 2004 and 2012, grew from 2013 to 2015, experienced a slight downturn in 2016, and then rebounded in 2017 and 2018.

Unemployment. Rhode Island’s unemployment rate from 2004 to 2005 was lower than that of the United States. From 2006 to 2016, Rhode Island’s unemployment rate rose above the United States by an average of 1.4 percentage points. In 2017 Rhode Island’s unemployment rate was the same as the United States.  In 2018, the State’s unemployment rate was 4.1 percent, higher than national average by 0.2 percentage points and above the New England rate of 3.5 percent.

Unemployment Compensation Trust Fund. The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide benefits for eligible individuals when they are unemployed through no fault of their own. Benefits are paid from the Rhode Island Unemployment Compensation Trust Fund and financed through employer contributions.

Economic Base and Performance

From 2008 to 2018, growth in Rhode Island Gross Domestic Product (“GDP”) was less than growth in United States GDP except for 2009 and 2015. Rhode Island GDP grew at a rate of 1.7 percent in 2009, which was greater than the 0.1 percent GDP growth in New England and the negative 1.8 percent GDP growth in the United States. In 2015, Rhode Island GDP growth exceeded that of the nation, but still lagged the regional average.

Rhode Island GDP growth was lower than that of New England and the United States during the onset of the Great Recession until 2009 when Rhode Island’s GDP growth was greater than both the U.S. and New England. Rhode Island’s GDP growth trailed that of the United States from 2011 to 2014. In 2015, Rhode Island GDP increased by 4.1 percent which was lower than the 5.2 percent growth rate of New England GDP but higher than the 4.0 percent growth rate of the US. In 2016, Rhode Island GDP increased by 1.6 percent, while New England GDP increased by 2.7 percent and the national GDP increased by 2.7 percent. In 2018, GDP growth in Rhode Island lagged that of New England and the United States for the third consecutive year, expanding at a rate of 3.0 percent, compared to a 4.2 percent increase in New England and a 5.2 percent increase nationally.

Economic Base and Performance - Sector Detail. The economy of Rhode Island is well diversified. Rhode Island experienced growth in most sectors from 2008 to 2018. The information sector is the only industry to experience GDP decline over this time frame. The largest growth occurred in the finance and insurance, administrative and waste management services and wholesale trade.

Finance, Insurance and Real Estate (“FIRE”). This is the largest sector of Rhode Island’s economy in terms of total contribution to GDP. FIRE contributed 24.3 percent of GDP in 2018. In 2018, FIRE accounted for $14.85 billion of the $61.02 billion total GDP. For the period 2008 to 2018 this sector expanded 46.9 percent.

Construction and Manufacturing. In 2018, manufacturing was the sixth largest sector of Rhode Island’s economy at $5.3 billion, or 8.7 percent of GDP. This sector increased by 25.5 percent from the 2008 level. A 2018 GDP value for construction was not reported due to non-disclosure.

Government. At 12.9 percent of GDP in 2018, the government sector has grown at an average annual growth rate of 1.0 percent since 2008. Yet, due to the gains in other sectors, particularly FIRE, government contributes 2.2 percentage points less as a percentage of GDP in 2018 than it did in 2008. In 2008, the government sector, contributing $7.19 billion to the total GDP, accounted for 15.1 percent of GDP. In 2018, the government sector contributed $7.89 billion to the total GDP.

Services. Services consist of professional and technical services, management services, administrative and waste services, educational services, health care and social assistance, as well as other non-government services. Since 2008, services have remained an important sector accounting for 25.7 percent of Rhode Island GDP in 2018. From 2008 to 2018, services have grown by 34.9 percent, indicating the continuing shift from Rhode Island’s traditional role as a manufacturing-based economy to that of a service-based economy.

International Trade and the Rhode Island Economy

Rhode Island products are exported throughout the United States and the world. The total value of all international shipments from Rhode Island in 2014 was $2.39 billion. This represented 4.4 percent of the 2014 Rhode Island GDP of $53.7 billion. In 2015, Rhode Island’s exports decreased to $2.13 billion, a decrease of 10.7 percent when compared to 2014 levels. For 2016, Rhode Island’s exports were valued at $2.28 billion or 4.0 percent of GDP. The year-over- year increase in Rhode Island exports was 6.8 percent in 2016. In 2017, Rhode Island’s exports increased to $2.39 billion, which represents a 5.0 percent increase compared to 2016. In 2018, Rhode Island total exports increased further to $2.40 billion, which is equivalent to a 0.3 percent year-over-year increase.

In 2018, the most important exports were waste and scrap, 24.5 percent; miscellaneous manufactured commodities, 16.2 percent; chemicals, 14.8 percent; primary metal manufacturing, 8.3 percent; computers and electronic products, 7.2 percent; machinery, except electrical, 5.5 percent; electrical equipment, appliances and component, 5.0 percent; and all other exports, 18.4 percent.

Housing

In 2004, there was an increase of 0.2 percent in housing permits issued in Rhode Island followed by a 17.9 percent increase in 2005. Authorized housing permits in Rhode Island started to decrease until 2012, when there was an increase of 5.0 percent. In the same year, the number of housing permits authorized increased by 33.7 percent in New England and 32.9 percent in the United States, representing the highest growth rates seen in the period of 2004 through 2018 for both regions. The number of total housing permits authorized in 2013 increased for Rhode Island, New England, and the United States by 13.5 percent, 20.3 percent and 19.4 percent, respectively. In 2014, authorized housing permits increased by 4.7 percent in Rhode Island, 0.8 percent in New England, and 6.2 percent in the United States. In 2015, authorized housing permits fell by 2.8 percent in Rhode Island, while increasing in both New England and the U.S. In 2016, the number of housing permits in Rhode Island differed from regional and national trends once again with an increase in number of permits authorized of 15.9 percent, while permits authorized fell by 10.8 percent in New England and grew modestly at 2.0 percent in the United States. In 2017, all regions had positive growth rates. In 2018, the number of housing permits in Rhode Island increased by 2.5 percent, lower than the 3.6 percent increase in the United States, while the number of permits authorized fell by 8.6 percent in New England.

The Rhode Island home price index increased relative to the U.S. average from 2004 through 2005, hitting a peak of 166.7 percent in 2005. Since then, the Rhode Island home price index has stayed above the U.S. home price index but has declined in nominal percent terms. In 2018, the ratio of the Rhode Island home price index to the U.S. home price index stood at 133.3 percent.

Military Contracts

According to usaspending.gov, the United States transparency portal on federal government spending, in the 2004 through 2006 period, military contracts awarded to companies located in the State of Rhode Island by the Department of Defense (“DOD”) ranged from $411 million to $458 million. In 2007, defense contract awards to Rhode Island firms eclipsed $500 million for the first time at $594 million and remained above $600 million each year thereafter until 2015 when awards dipped slightly below the $600 million mark. In 2012 and 2013, the value of defense contracts received by Rhode Island companies held below $700 million, but rebounded to $826 million in 2014, the highest nominal amount ever. A decline to $592 million followed in 2015, with a slight rebound to $640 million in 2016, with another decline to $455 million in 2017. In 2018, the total military contracts awarded to Rhode Island companies slightly increased slightly to $464 million.

Rhode Island’s DOD contract awards as a percentage of total U.S. contract awards declined from 2004 to 2006 when it declined to 0.15 percent. From 2006 through 2014, Rhode Island’s share of total DOD contract awards rose incrementally, other than in 2012, and reached a peak of 0.32 percent in 2014 and has fallen to 0.14 percent in 2018. Since 2004, Rhode Island’s share of New England DOD contract awards has increased from 2.4 percent to a peak of 3.15 percent of such awards in 2014. In 2015 and 2016, the percentage of Rhode Island awards as a share of New England fell to 2.38 percent and 2.34 percent, respectively. Awards fell further to 1.68 percent in 2017 and to 1.48 percent in 2018.

Human Resources

Public Elementary and Secondary Education. The availability of a skilled and well-educated population is an important resource for Rhode Island. Rhode Island’s financial commitment to education compares favorably with the United States, as the following chart demonstrates. Although spending on education is not necessarily an indication of results, it is important to note that Rhode Island spends more per pupil on elementary and secondary education than the national average. In fact, per pupil spending in Rhode Island has been significantly higher than the national average since 2000. The ratio of Rhode Island spending to the national average has varied from 127.8 percent in the 2001-2002 school year to a high of 145.2 percent in 2011-12. For the 2012-13 academic year Rhode Island spent 40.6 percent more on public elementary and secondary education than the United States. During the 2013-14 academic year Rhode Island spent 41.3 percent more on public elementary and secondary education than the United States average. In the 2015-2016 academic year, the most recent year for which data are available, Rhode Island spent $17,332 per pupil, $4,714 more than the per pupil national average of $12,617, and 1.1 percent more than the State spent in the 2014-2015 academic year.

For the academic year 2015-2016, Rhode Island per pupil expenditures were the ninth highest in the nation and fourth highest in New England, trailing Connecticut, Vermont and Massachusetts.

Public and Private Post-Secondary Education. Growth in educational attainment for Rhode Islanders is important for productivity gains along with ensuring the trend towards a more educated labor force. During the time period between the 2002-2003 and 2016-2017 academic years, Rhode Island experienced growth in the number of college degrees conferred in each year except 2009-2010. This corresponds to a year when the U.S. economy was in recession, which likely impacted out-of-state enrollment at Rhode Island’s colleges and universities. Over this 15- year period, the average rate of growth in degrees conferred by Rhode Island institutions of higher education has been 1.7 percent. This compares to an average rate of growth in degrees conferred by U.S. colleges and universities of 3.1 percent for the same period, a difference of 1.4 percentage points. Rhode Island’s growth rate in degrees conferred lagged that of the United States for 11 of the 15 academic years for which data are available. In the 2012-2013 academic year, Rhode Island institutions of higher education conferred 1.9 percent more degrees than in the 2011-2012 academic year, a rate of growth that exceeded the rate of growth for the United States by 1.0 percentage point. In the 2013-2014 academic year, Rhode Island growth in the rate of degrees conferred was 2.2 percent which was higher than the 0.9 percent U.S. growth rate. In the 2014-2015 academic year, there was slight growth of 0.1 percent, compared to the previous academic year, but this growth was 0.9 percent less than the U.S. average. In 2015-2016, the Rhode Island growth rate for degrees conferred was 0.2 percent, which was still below the U.S. growth rate of 1.2 percent. The number of degrees conferred surged in the 2016-2017 academic, rising 2.8 percent from the previous year, largely due to a 9.8 percent increase in Masters degrees conferred.

According to the U.S. Department of Education’s National Center for Education Statistics, in fall 2016 the total enrollment of part-time and full-time students in Rhode Island institutions of higher education was 83,348, an increase of 1.3 percent from fall 2015. This marked the first time in five years that fall enrollment at Rhode Island institutions of higher education has increased. However, the increase was not repeated in the fall of 2017 as enrollment slipped 0.7 percent. The decline is in line with the trend seen at the national level, which has recorded declines in fall enrolment since 2012. Prior to fall 2011, total fall enrollment at Rhode Island colleges and universities had increased every year since 2000. Despite the lack of growth in degrees conferred in recent years, Rhode Island’s degree-holding population increased since 2012. From 2012 to 2017, Rhode Island’s population age 25 or higher holding at least a Bachelor’s degree increased 1.9 percentage points to 33.4 percent of the total population. Comparing 2017 to 2016, Rhode Island saw a 0.7 percentage point decrease in the amount of degree holders, while the United States and New England both saw increases in the share of degree holders.

Economy

Impact Of Coronavirus (COVID–19)

              In December 2019, a novel strain of coronavirus known as COVID–19 (“COVID–19”) began spreading throughout the world and has been characterized by the World Health Organization as a pandemic disease.

              COVID–19 is currently affecting State, local, national and global economic activity (including increasing public and private health emergency response costs and reducing sources of State and local revenues) and consequently is expected to materially adversely impact the financial condition of the State.

November 2019 Revenue Estimating Conference

The November 2019 Revenue Estimating Conference (“REC “) resulted in updated revenue estimates for FY 2020. Based on collection trends through October and the revised economic forecast, the Conference increased the FY 2020 estimates by $0.1 million from the FY 2020 enacted estimate of $4,178.7 million to $4,178.8 million.

The Conference estimated FY 2021 revenues at $4,241.6 million, which is $62.8 million more than the FY 2020 revised estimate and includes the hospital licensing fee. The hospital licensing fee has typically been excluded from the future year estimates because it has been enacted annually, and revenue estimates may only be based upon current law. However, the FY 2020 enacted budget established the fee for a two-year period thus allowing for its inclusion in the FY 2021 estimate.

IHS Markit economists focused on the United States economy. IHS Markit economists discussed how U.S. economic growth will settle near two percent over the next couple of years. Real gross domestic product slowed between the first and second quarters leading to a downgrade in the growth rates from the testimony in May. In addition, spending increases (Bipartisan Budget Act of 2019) have helped to boost growth in the near term offset by additional tariffs on US-China trade flows that will contribute to a slowdown in the next couple of years. Capital spending is decelerating in response to a gradual slowdown in output growth and uncertainty about trade policy but consumer spending, the strongest sector of the economy currently, is supported by gains in employment, real wages, and household wealth. IHS Markit economists testified that consumer spending growth will slow over the next few years but it will still outpace gross domestic product growth.

IHS Markit economists testified that the forecast assumes that there are no new U.S. tariffs beyond those already implemented or scheduled to take effect, that the Federal Reserve Bank will cut rates by another 25 basis points by December which will help the stock market and homebuilding sector, and that Boeing is cleared to resume deliveries of its 737 MAX in early 2020. Additionally downside risks abroad are avoided, "no-deal" Brexit is avoided, Saudi oil production is restored, and other global "hot spots remain on simmer".

IHS Markit economists noted that overall, the Rhode Island labor market is in a better position than it was in May and the private sector payrolls added 5,800 positions year to date through September 2019, with gains concentrated in healthcare services, wholesale trade and financial activities. They noted that manufacturing was among the weaker performers, shedding 800 jobs during the same period. IHS Markit economists indicated that employment will get a temporary bump beginning in the first quarter of FY 2020 associated with temporary workers hired for the 2020 Census.

Housing starts and home sales are forecasted to dip in the near term as prices rise with high land costs, labor shortages and rising materials and construction costs. IHS Markit economists noted that demand has been outstripping supply since 2013 meaning that with high demand and low inventories, prices have risen. They noted that while the price run-up may be easing a bit, the prospect of further deceleration in price growth is unlikely. IHS Markit economists testified that one of the main obstacles to Rhode Island's ability to sustain building activity growth is the state's demographics. Lower levels of household formation and stagnant population growth will hinder the state's ability to sustain high volumes of homebuilding over the medium to long term.

This year's estimates are impacted by data revisions from the federal Bureau of Economic Analysis, which revised prior income and consumption data for Rhode Island. Personal income growth was revised downward for each year from 2012 through 2017. Personal income growth for 2018 was revised upward from 3.3 percent to 4.5 percent. Consumption growth for 2015 was slightly revised upward from 3.5 percent to 3.6 percent; 2016 was revised downward, from 2.7 percent to 2.5 percent and from 4.8 percent to 4.4 percent for 2018.

The Department of Labor and Training reported that as of September 2019, 3.6 percent of Rhode Island residents are unemployed, down 0.3 year over year. The unemployment rate for those ages 25 to 54 was 3.2 percent as of September 2019, which is lower than the 3.4 percent for September 2018. This is lower than the pre-recession low of 4.3 percent rate in 2006. As of September 2019, there are 20,000 unemployed Rhode Islanders, down 1,900 from September 2018.

Rhode Island's unemployment rate was one-tenth of a percentage point above the national rate of 3.5 percent in September 2019. Currently Connecticut and Rhode Island at 3.6 percent have the highest unemployment rates in New England followed by Massachusetts (2.9%), Maine (2.9%), New Hampshire (2.5%) and Vermont (2.2%).

The Department testified that a September 2019 labor force of 555,300 is 19,400 less than the peak of 574,700 in December 2006. Approximately 535,300 Rhode Island residents are currently working, up 1,200 from a year ago. The labor force showed year over year growth from August 2017 through January 2019, before beginning to show monthly declines beginning in February. The labor force has increased by 3,100 since July, but it is still below last year.

The Department of Labor and Training reported that there have been 48,100 net new jobs created between August 2009 and September 2019. Of those, 10,500 or 21.8 percent of the jobs added during that time have been in higher wage industries, those with average wages above $65,000, 34.1 percent or 16,400 of the jobs added are in mid-wage industries those with annual wages between $40,000 and $65,000, and 21,200 or 44.1 percent of the jobs added have been in lower wage industries those with average wages below $40,000.

Revenues

Taxes.  Revenues from taxes in FY 2020 are estimated to increase 3.9 percent from preliminary FY 2019 collections and increase 1.5 percent in FY 2021 over the revised FY 2020 estimate. Total estimated tax revenues for FY 2020 of $3,317.3 million are $38.4 million above the enacted estimate. FY 2021 total estimated taxes are $3,413.0 million, $95.7 million above the revised FY 2020 estimate.

Personal Income Tax.  The personal income tax estimates of $1,441.8 million for FY 2020 and $1,495.7 million for FY 2021 represent annual growth rates of 3.4 percent and 3.7 percent, respectively. The FY 2020 revised estimate is $15.0 million more than enacted, primarily from an anticipated increase in estimated payments. The FY 2021 estimate is $53.9 million more than the FY 2020 revised estimate, primarily in projected withholding revenues, the largest component of this tax.

Business Taxes.  The conferees estimate total business taxes of $445.3 million in FY 2020 and $456.2 million in FY 2021. Year over year growth rates are 0.9 percent and 2.4 percent, respectively. The FY 2020 estimate is $14.4 million less than enacted, while the FY 2021 estimate is $10.9 million more than the revised estimate. The FY 2020 estimate for the business corporation tax includes the final year of the short term boost to collections from the federal Tax Cut and Jobs Act provision relating to the one-time repatriation of foreign profits. Positive structural impacts from these tax changes are reflected in the estimates for both years.

Sales and Use Taxes.  Sales tax, the bulk of the consumption taxes, is estimated at $1,192.1 million for FY 2020 and $1,239.8 million for FY 2021. The FY 2020 revenues are $11.7 million above the enacted estimate, which represents growth of 5.9 percent from the preliminary FY 2019 receipts. The FY 2021 estimate is $47.7 million, or 4.0 percent, above the revised FY 2020 estimate.

Excise Taxes Other Than Sales and Use Taxes.  The conferees estimate $159.3 million for revised FY 2020 and $157.2 million for FY 2021 from excise taxes other than sales and use taxes. These taxes include certain motor vehicle license fees associated with the implementation of REAL ID, tobacco taxes, and alcohol taxes. The FY 2020 revised estimate is $1.0 million, or 0.6 percent, below the prior year. The total FY 2021 estimate decreases by $2.1 million, or 1.3 percent, from the revised estimate for FY 2020, primarily from the ongoing decline in cigarette sales.

Other Taxes.  The inheritance and gift, racing and athletics, and realty transfer taxes are estimated to produce $78.8 million in FY 2020 and $64.1 million in FY 2021. The FY 2020 revised estimate is $26.2 million more than enacted primarily reflecting a single large inheritance tax payment received in October. The FY 2021 estimate for total other taxes is $14.7 million less than the FY 2020 revised estimate.

Departmental Receipts.  The conferees adopted estimates of $443.5 million for FY 2020 and $410.0 million for FY 2021 for these sources that include licenses and fees, fines and penalties, sales and services, and miscellaneous departmental receipts that are deposited as general revenues. The FY 2020 revised estimate is $5.0 million less than enacted reflecting adjustments based on FY 2019 performance.

The FY 2021 estimate is $33.5 million less than the revised FY 2020 estimate, of which $32.3 million is from a lower rate for the hospital licensing fee applicable to FY 2021. This fee had been set and renewed on a year-to-year basis since its inception and because of that could not be included in future year revenue estimates which are limited to current law. However the FY 2020 budget included rates for both FY 2020 and FY 2021.

Lottery Transfer. The lottery transfer is estimated to produce general revenue of $377.1 million in FY 2020, with $295.6 million generated from the video lottery terminals installed at Twin River - Lincoln and Tiverton; $57.0 million derived from combined games, which include PowerBall, Mega Millions, scratch tickets, and Keno; $15.1 million in net revenues received from the table games at both the Twin River Lincoln and Tiverton locations; and, $9.4 million from sports betting at both casino locations and via the mobile application. The FY 2020 revised estimate is $35.7 million below the FY 2020 enacted estimate transfer reflecting a more significant impact from the opening of a resort casino in the Boston area and a significant reduction to the sports betting estimate. The revised estimate is $20.2 million below the FY 2019 transfer.

The estimated transfer is $395.5 million for FY 2021, with $305.2 million derived from video lottery terminals, $58.6 million from combined games, $15.7 million from the table games, and $16.0 million from sports betting. The FY 2021 lottery transfer is projected to increase by $18.4 million from the FY 2020 revised estimated, reflecting a stabilization of losses related to competition in Massachusetts and expected growth in sports betting, primarily through an increase in use of the mobile application.

Other Sources.  Other source revenue consists of transfers to the general fund from unclaimed property and other miscellaneous sources. These are estimated to produce $40.9 million in FY 2020 and $23.1 million in FY 2021. FY 2020 includes one-time transfers authorized in the enacted budget that are not scheduled to repeat in FY 2021.

Budget Procedures

The State budget of revenues and appropriations is adopted annually by the General Assembly  and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Office of Management and Budget in the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the Rhode Island

General Laws (RIGL), which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

According to Article IX Section 15 of the Rhode Island Constitution and RIGL Section 35-3-7, the Governor must present spending recommendations to the General Assembly for the next fiscal year on or before the third Thursday in January, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.

The budget as proposed by the Governor is considered by the General Assembly. Under State law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Governor does not have line-item veto authority. The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly. Supplemental appropriation measures for the current fiscal year shall be submitted by the Governor to the General Assembly on or before the third Thursday in January. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.

The RIGL provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

The budget as submitted by the Governor is required to contain a statement of receipts and expenditures  for the  current  fiscal year, the budget  year  (next  fiscal year),  and two prior  fiscal  years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference (“REC”), as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.

In addition to the preparation of the budget, the State Budget Officer is also authorized and directed by the RIGL: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.

The State has a Budget Reserve and Cash Stabilization Account which, under the Rhode Island Constitution, may be called upon only in an emergency involving the health, safety, or welfare of the  State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts. Such reserve account is capped at 5% of General Fund revenues. The reserve account is funded by limiting annual appropriations to 97% of estimated revenues. When the Budget Reserve and Cash Stabilization Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund for capital projects. If funds are withdrawn, the Budget Reserve and Cash Stabilization Account is replenished through the funding formula provided for in the Constitution, and the RIGL require that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.

The balance of the Budget Reserve and Cash Stabilization Account at the end of FY 2018 was
$198.5 million according to final closing documents of the State Controller issued on January 7, 2019. The projected balance at the end of FY 2019 per the Governor’s recommended revised budget is $203.1 million.

Financial Controls

Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds more than appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Office of Internal Audit. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would influence State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a “fiscal note”, which sets forth such effect. Bills impacting State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The DOR’s Division of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.

The Department of Administration/State Budget Office is required by law to produce quarterly reports to be made public that incorporate actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations. The reports also contain a projection of the fiscal year- end balance.

The State Controller is required by law to administer a comprehensive accounting system that will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury.  In addition to his or her other duties, the Controller   is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.

The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and, as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to ensure that there is adequate cash on hand to meet the obligations of the State as they arise.

The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State treasury balance is determined daily. In addition, the General Treasurer  is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees’ and Teachers’ Retirement Trust Fund and the Municipal Employees’ Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State’s investments.

The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the GASB with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General also performs an audit of the State’s compliance with federal program requirements pursuant to the federal Single Audit Act. The Auditor

General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

State Government Organization

General Information

The State of Rhode Island is governed by its Constitution, the present form of which was adopted by the electorate in 1986 reflecting a comprehensive restatement to replace archaic language and to delete repealed provisions of the 1843 Constitution, as well as various other amendments.  Under the State Constitution, the powers of the government are divided into three branches: legislative, executive and judicial.

Legislative Branch

The legislative power of the government of the State of Rhode Island (the “State”) is vested in the General Assembly, which consists of a 38-member Senate and a 75-member House of Representatives. The Rhode Island Constitution provides that the Senate and the House of Representatives shall be constituted based on population and the senatorial and representative districts shall be as nearly equal in population and as compact in territory as possible. All members of the General Assembly are elected biennially from senatorial and representative districts and are not subject to term limits. The General Assembly meets annually beginning on the first Tuesday in January. The concurrence of the two houses of the General Assembly is necessary for the enactment of laws.

Executive Branch

The chief executive power of the State is vested in the Governor and, by succession, the Lieutenant Governor. Each is elected for four (4) year terms. The Governor is primarily responsible for the faithful execution of laws enacted by the General Assembly and for the administration of State government through the Executive Department. Under the State Constitution, the Governor is granted the power to veto any act adopted by the General Assembly, provided, however, that any such veto can be overridden by a 3/5 vote of the members present and voting of each of the houses of the General Assembly.  The Governor does not have any power of line-item veto.

The State Constitution also provides for the election of three additional general State Officers: the Attorney General, the Secretary of State and the General Treasurer. The Attorney General represents the State with regard to the investigation, prosecution, and trial of all felony matters, misdemeanor cases, and appellate matters within its jurisdiction. The Secretary of State administers activities related to elections, legislative records, archives and the distribution and exchange of official State documents. The General Treasurer is responsible for overseeing the investment of State funds, managing the State Retirement System, the Crime Victim Compensation Program and the Unclaimed Property Program, and the payment of employees and vendors that provide goods and/or services to the State. All general State Officers are limited to serving two four-year terms in office.

Judicial Branch

The judicial power of the State is vested in the Supreme Court and such lower courts as are established by the General Assembly. The Supreme Court, appointed by the Governor and confirmed by the Senate and the House of Representatives, has final revisory and appellate jurisdiction upon all questions of law and equity. The General Assembly has also established a Superior Court, a Family  Court, a District

Court, a Workers’ Compensation Court, a State Traffic Tribunal, and certain municipal courts in various cities and towns in the State.

Independent Authorities, Agencies and Public Corporations

The General Assembly from time to time has authorized the creation of certain independent authorities, agencies, commissions, public or quasi-public corporations, and fire districts and other special districts to carry out specific governmental functions, herein generally referred to as “public corporations.” In certain cases, bonds and other debt obligations issued by these entities are supported by State general fund appropriations, State guarantees or a moral obligation of the State to seek appropriations for debt service. In other cases, such entities, although empowered to issue bonds, may not pledge the financial support of the State and, therefore, these bonds are not general, legal or moral obligations.

I-195 Redevelopment District Commission. The I-195 Redevelopment Act of 2011, Chapter 64 of Title 42 of the RIGL, created the I-195 Redevelopment District Commission (the “I-195 Commission”) as a subsidiary of the Rhode Island Commerce Corporation (“Commerce RI”) and authorized the I-195 Commission to purchase I-195 surplus land from the Rhode Island Department of Transportation (“RIDOT”). The seven member I-195 Commission is authorized to plan, implement, administer and oversee the redevelopment of the I-195 surplus properties.

Narragansett Bay Commission. The Narragansett Bay Commission (“NBC”) was created in 1980 pursuant to Chapter 25 of Title 46 of the RIGL. NBC is authorized to acquire, operate and upgrade the metropolitan Providence wastewater collection and treatment facilities including through the issuance of revenue bonds and notes. Obligations of NBC are payable solely from the revenues or assets of NBC.
Rhode Island Commerce Corporation. Commerce RI is a public corporation and political subdivision of the State and is the official economic development organization for the State. Commerce RI is governed by Chapter 64, Title 42 of the RIGL. The board is composed of thirteen (13) members, with the Governor serving as Chair. Commerce RI oversees the development and implementation of  many State-level economic development initiatives. Certain activities are carried out through subsidiary corporations, including the Quonset Development Corporation which operates the Quonset Point/Davisville Industrial Park and the Rhode Island Airport Corporation which operates the State’s airports.

Rhode Island Convention Center Authority. The Rhode Island Convention Center Authority (“RICCA”) was created in 1987, under Chapter 99, Title 42 of the RIGL for the purpose of acquiring, constructing, managing and operating a convention center and related facilities.

Rhode Island Health and Educational Building Corporation. The Rhode Island Health and Educational Building Corporation (“RIHEBC”) was created under Chapter 38.1, Title 45 of the RIGL to assist public and private colleges, universities, schools and educational institutions in the State with the financing of educational facilities, and to assist public and private hospitals and healthcare facilities in the State with the financing of health care facilities. The FY 2016 Appropriations Act created the School Building Authority under the Department of Elementary and Secondary Education, but RIHEBC is responsible for the financial management of the Authority and the processing of loans or grants to municipalities for school construction projects.

Rhode Island Division of Higher Education Assistance. The Rhode Island Division of Higher Education Assistance (“RIDHEA”) was created pursuant to Chapter 57, Title 16 of the RIGL for the purpose of guaranteeing eligible loans to students and parents of students attending eligible institutions and of administering other programs of post-secondary student financial assistance as assigned by law (e.g. Rhode Island State Scholarship/Grant Program and College Bound.fund®, Rhode Island’s IRS Section 529 college savings program). RIDHEA was created in 2015 to replace the Rhode Island Higher Education Assistance Authority and assume its powers and obligations, with some functions transferred to the General Treasurer’s Office. Guarantees made by RIDHEA are payable solely from the revenues and assets of RIDHEA.

Rhode Island Housing and Mortgage Finance Corporation. The Rhode Island Housing and Mortgage Finance Corporation (“RI Housing”) is a public corporation and instrumentality of the State created in 1973 under Chapter 55, Title 42 of the RIGL to assist in the construction and financing of low and moderate income housing and health care facilities in the State.

Rhode Island Industrial Facilities Corporation. The Rhode Island Industrial Facilities Corporation (“RIIFC”) was established under Chapter 37.1, Title 45 of the RIGL to finance the following types of projects: (a) manufacturing, warehousing, or other industrial or commercial purposes, pollution abatement or control; (b) railroad rolling stock and vehicles for the transportation of freight; (c) marine craft and machinery, equipment and gear used in the fishing industry; (d) machinery and equipment of  any marine craft for research or other uses which are an integral part of a land-based industrial concern; (e) existing building, machinery and equipment for projects which qualify for a loan guarantee through RII-RBA (discussed below); and (f) “recreational project” under the loan guarantee program of RII-RBA.

Rhode Island Industrial-Recreational Building Authority. The Rhode Island Industrial- Recreational Building Authority (“RII-RBA”) was created  in 1958,  pursuant  to legislation  under  Chapter  34, Title 42 of the RIGL  and subsequent  voter referendum  to merge the Recreational  Building  Authority  and the Industrial Building Authority. The RII-RBA is a body authorized to insure eligible mortgages for facilities used for manufacturing, processing, recreation, research, warehousing, retail,  and  wholesale  or  office  operations.

Rhode Island Infrastructure Bank. Pursuant to Chapter 12.2 of Title 46 of the RIGL, the Rhode Island Infrastructure Bank (“RIIB”) was created to assist local government units and other eligible borrowers in financing water pollution control facility capital improvements, drinking water capital improvements, municipal road and bridge projects, energy efficiency and renewable energy projects, brownfield remediation projects, and other projects for which the RIIB is authorized to provide financial assistance.

Rhode Island Public Rail Corporation. The Public Rail Corporation (the “Public Rail Corporation”) was established in 1982 pursuant to Chapter 64.2 of Title 42 of the RIGL for the purpose of enhancing and preserving the viability of commuter transit and railroad freight operations  in the State.

Rhode Island Public Transit Authority. The Rhode Island Public Transit Authority (“RIPTA”) was created under Chapter 18, Title 39 of the RIGL in 1964 in response to the continuing financial difficulties being experienced by private bus transportation companies in the State resulting in the disruption of service. RIPTA has expanded its operations statewide and at fiscal year ended June 30, 2018 operated a fleet of approximately 238 buses and 95 vans carrying approximately 16.7 million passengers annually.

Rhode Island Resource Recovery Corporation. The Rhode Island Resource Recovery Corporation (“RIRRC”), was established in 1974 under Chapter 19, Title 23 of the RIGL for the purpose of assisting municipalities in solving their waste disposal problems and for developing a more suitable alternative approach to overall solid waste disposal through implementation of a resource recovery program.

Rhode Island Student Loan Authority. The Rhode Island Student Loan Authority (“RISLA”)  was created in 1981 under Chapter 62, Title 16 of the RIGL, for the purpose of increasing the supply of loans made to students and their families to finance the cost of obtaining a post-secondary education. Obligations of RISLA are payable solely from the revenues or assets of RISLA.

Rhode Island Turnpike and Bridge Authority. Created in 1954 pursuant to Chapter 12, Title 24 of the RIGL, the Rhode Island Turnpike and Bridge Authority (“RITBA”) was established to construct certain bridges and transportation facilities in the State. RITBA finances the renovation, repair, and improvement of certain bridges and other facilities for which it is responsible pursuant to State law.

Tobacco Settlement Financing Corporation. The Tobacco Settlement Financing Corporation (“TSFC”) was created in 2002 pursuant to Chapter 133 of Title 42 of the RIGL to finance the acquisition from the State of its rights in the moneys due under (i) the Master Settlement Agreement, dated November 23, 1998, among the attorneys general of 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Territory of the Northern Marianas and Philip Morris Incorporated, R.J. Reynolds Tobacco Company, Brown & Williamson Tobacco Corporation and Lorillard Tobacco Company (the “MSA”) and (ii) the Consent Decree and Final Judgment of the Rhode Island Superior Court for Providence County dated December 17, 1998, as amended or modified, in the class action styled State of Rhode Island v. American Tobacco, Inc., et al., including the rights of the State to receive the moneys due to it thereunder (the “Tobacco Receipts”). TSFC Bonds are secured solely by and are payable solely from the Tobacco Receipts sold to TSFC and other monies of TSFC.

Local Government

There are thirty-nine (39) cities and towns in Rhode Island that exercise the functions of local general government. Although there are five (5) counties in Rhode Island, there is no county  governmental structure in the State. Local executive power is generally placed in a mayor, or administrator/manager form of government, and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters through the adoption of a “home rule” charter, but the power of municipalities to levy, assess and collect taxes, or borrow money, is specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any municipality that has adopted a “home rule” charter, to general laws that are applicable to all municipalities and do not affect the form of government. For example, Section 44-35-10 of the RIGL requires every city and town to adopt a balanced budget for each fiscal year. Except when exercising its reserved powers, the General Assembly can adopt special legislation that affects the property, affairs or government of a particular home rule charter municipality, only if such legislative action is approved by a majority of the voters of the affected municipality. Local governments rely principally upon real property and tangible personal property taxes, automobile excise taxes, and State aid for provision of revenue.

Governmental Funds -Major Funds

General Fund. This is the State’s primary operating fund.  It accounts for all financial resources  of the general government except those required to be accounted for in another fund.

Intermodal Surface Transportation Fund. This fund accounts for the collection of the gasoline tax, federal grants, bond proceeds, Rhode Island Capital Plan Fund transfers, and certain motor vehicle registration and licensing surcharges that are used in the maintenance, upgrading, and construction of the State highway system. It also accounts for the proceeds from the Grant Anticipation Revenue Vehicle (“GARVEE”) bonds, the RI Motor Fuel Tax Revenue Bonds, the I-195 Commission Bonds and related expenditures.

Proprietary Funds - Major Funds

Rhode Island Lottery. The Rhode Island Lottery, a division of the Department of Revenue (“DOR”), operates games of chance for the purpose of generating resources for the State’s General Fund.

Employment Security Fund. This fund accounts for the State’s unemployment compensation program. Revenues consist of taxes assessed on employers to pay benefits to qualified unemployed persons. Funds are also provided by the federal government, interest income, and loans from the Federal Unemployment Trust Fund.

R.I. Temporary Disability Insurance Fund. This fund accounts for the employee taxes on wages that are levied to pay benefits to covered employees who are out of work for an extended period due to a non-job-related illness or to care for an ill family member.

Fiduciary Funds

Transactions related to assets held by the State in a trustee or agency capacity are accounted for in Fiduciary Funds.  The State’s Pension Funds are included in this category.

Budget Procedures

The State budget of revenues and appropriations is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Office of Management and Budget in the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the RIGL, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

According to Article IX Section 15 of the Rhode Island Constitution and RIGL Section 35-3-7, the Governor must present spending recommendations to the General Assembly for the next fiscal year on or before the third Thursday in January, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.

The budget as proposed by the Governor is considered by the General Assembly. Under State  law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Governor does not have line-item veto authority. The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly. Supplemental appropriation measures for the current fiscal year shall be submitted by the Governor to the General Assembly on or before the third Thursday in January. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.

The RIGL provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

The budget as submitted by the Governor is required to contain a statement of receipts and expenditures  for the  current  fiscal year, the budget  year  (next  fiscal year),  and two prior  fiscal  years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference (“REC”), as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.

In addition to the preparation of the budget, the State Budget Officer is also authorized and directed by the RIGL: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.

The State has a Budget Reserve and Cash Stabilization Account which, under the Rhode Island Constitution, may be called upon only in an emergency involving the health, safety, or welfare of the  State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts. Such reserve account is capped at 5% of General Fund revenues and is included in the General Fund of the State. The reserve account is funded by limiting annual appropriations to 97% of estimated revenues. When the Budget Reserve and Cash Stabilization Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund for capital projects. If funds are withdrawn, the Budget Reserve and Cash Stabilization Account is replenished through the funding formula provided for in the Constitution, and the RIGL require that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.

The balance of the Budget Reserve and Cash Stabilization Account at the end of FY 2018 was
$203.7 million according to preliminary unaudited closing documents of the State Controller issued on August 30, 2019. The projected balance at the end of FY 2020 per the State’s FY 2020 budget enacted by the General Assembly and signed into law by the Governor on July 5, 2019 (the “FY 2020 Budget”) is $210.2 million.

Financial Controls

Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in amounts greater than appropriated, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Office of Internal Audit. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would quantifiably affect State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a “fiscal note”, which sets forth such effect. Bills impacting State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The DOR’s Division of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.

The Department of Administration/State Budget Office is required by law to produce quarterly reports to be made public that incorporate actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations. The reports also contain a projection of the fiscal year- end balance.

The State Controller is required by law to administer a comprehensive accounting system that  will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State Treasury.  In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.

The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and, as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to ensure that there is adequate cash on hand to meet the obligations of the State as they arise.

The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State Treasury balance is determined daily. In addition, the General Treasurer  is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees’ and Teachers’ Retirement Trust Fund and the Municipal Employees’ Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State’s investments.

The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the GASB with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General also performs an audit of the State’s compliance with federal program requirements pursuant to the federal Single Audit Act. The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

Information Technology Security and Cybersecurity

The State, like many other large public and private entities, relies upon a large and complex technology environment to conduct its operations, and faces multiple cybersecurity threats including, but not limited to, hacking, phishing, viruses, malware and other attacks on its computing and other digital networks and systems (collectively, “Systems Technology”). As a recipient and provider of personal, private, or sensitive information, the State may be the target of cybersecurity incidents that could result in adverse consequences to its Systems Technology, requiring a response action to mitigate the consequence. Cybersecurity incidents could result from unintentional events, or from deliberate attacks by unauthorized entities or individuals attempting to gain access to the State’s Systems Technology for the purposes of misappropriating assets or information or causing operational disruption and damage.

To mitigate the risk of impact to State operations and damage from cybersecurity incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational safeguards based on strategies developed by the State’s Chief Information Security Officer and Director of Homeland Security. While State cybersecurity and operational safeguards are regularly tested, no assurances can be given by the State that such measures will ensure against cybersecurity threats and attacks, and any breach could damage the State’s Systems Technology and cause a disruption to the State’s finances or operations. Furthermore, cybersecurity breaches could expose the State to litigation and other legal risks.

The costs to remedy any such damage or protect against similar future attacks, as well as any attendant litigation costs, are unknown at this time.

Global Climate Change

Numerous scientific studies on global climate change show that, among other effects on the global ecosystem, sea levels will rise, extreme temperatures will become more common and extreme weather events will become more frequent as a result of increasing global temperatures attributable to atmospheric pollution. Over the next 25 to 100 years, such extreme events and conditions are expected to increasingly disrupt and damage critical infrastructure and property as well as regional economies and industries that depend on natural resources and favorable climate conditions. Disruptions caused by extreme weather events include more frequent and longer-lasting power outages, fuel shortages and service disruptions. Coastal public infrastructure is threatened by the continued increase in the frequency and extent of high-tide flooding due to sea level rise. Similarly, inland infrastructure, including roads, bridges and pipelines, is threatened by increases in the severity and frequency of heavy precipitation events.

For Rhode Island in particular, near-coastal areas (which contain land at or near sea level) are at risk of substantial flood damage over time, affecting private development and public infrastructure. As a result, residents, businesses and governmental operations within these areas could be adversely affected and possibly displaced, with an attendant negative impact on economic activity and State revenues. In addition, governmental entities, including the State, would need to adapt to the effects of climate change at costs that are unknown at this time.

The total impact on the State’s operations, economy, or financial condition from future environmental risks or natural disasters is unknown at this time. Nevertheless, recognizing its status as a coastal state vulnerable to the effects of climate change, Rhode Island has taken several steps in recent years to mitigate these types of risks. In 2014, the General Assembly enacted the Resilient Rhode Island Act (the “RRIA”), which sets specific greenhouse gas reduction targets, incorporates the consideration of the effects of climate change into the powers and duties of all State agencies and established the Executive Climate Change Coordinating Council (“EC4”). In December 2016, the EC4 adopted a plan to meet certain benchmarks for greenhouse gas emissions reductions set forth in the RRIA.

Also in December 2016, the 30-Megawatt (MW) Block Island Offshore Wind Project became the nation’s first operational offshore wind project. Further, in March 2017, the Governor announced a strategic goal to increase the amount of clean energy in the State by a total of 1,000 MW by the end of 2020. This goal will include energy from a broad portfolio of clean energy resources, including offshore wind, on-shore wind, and solar.

In addition, on September 15, 2017, the Governor signed an executive order appointing a Chief Resilience Officer to lead climate resilience efforts across the State, both within government and in collaboration with business, academic and non-profit partners, with a mission to develop a statewide climate resilience action strategy. The strategy, which proposes implementable actions to better prepare the State for the effects of changing weather and environmental conditions caused by climate change, was submitted to the Governor in July 2018.

In July 2018, the State filed a lawsuit in the Superior Court of the State against major corporate members of the fossil fuel industry. In the lawsuit, the State alleges various causes of action directly or indirectly related to climate change resulting from the defendants’ conduct, including the production, promotion, marketing and use of fossil fuel products. The lawsuit is ongoing, and the outcome is unknown at this time.

Investment Policies

The State’s investments are managed by the Office of the General Treasurer under the direction of the State Investment Commission (the “SIC”). The SIC has established short term investment policies for the State’s cash which seek to maximize rates of return on purchased investments subject to credit quality, issuer diversification, and investment type, while controlling the investment risk. The key elements of State’s short-term investment policies are summarized below.

Safety. All short-term investments are purchased with the intent of preserving capital. Preservation of capital is enhanced by utilizing high quality investment instruments. Investments are made to minimize the volatility of principal value, liquidity risk and credit risk, and not based on rate of return alone.

Liquidity. In order to provide sufficient liquidity to cover all disbursements of the State, investments are structured in a manner that will ensure the funding of the State’s expenditures and match the cash flow requirements of the account groups for which the SIC invests.

Rate of Return. The rate of return on the short-term investment portfolio will be compared to the 30-day U.S. Treasury security benchmark for purposes of quantifying relative performance over time.

Collateralization. Since 2010, the Office of the General Treasurer has required that all deposits held by financial institutions on behalf of the State must be fully collateralized at no less than 102% of principal. The collateral requirement only applies to amounts in excess of federal deposit insurance limits and does not apply to investments held in the Ocean State Investment Pool (“OSIP”). OSIP is an investment pool that enables eligible governmental entities to participate with the State in providing for the investment of public funds consistent with safety and protection of such funds.

Vendor Selection Criteria. The Office of the General Treasurer maintains a listing of all authorized financial institutions and broker/dealers desiring to become qualified bidders for investment transactions and carefully selects from among the list of vendors those financial institutions in which the State invests funds. The list of qualified bidders is subject to continuing surveillance and institutions that subsequently fail to meet the minimum criteria may be removed.

State Revenues and Expenditures

State Revenues - General

The State draws nearly all of its revenues from a series of non-property related taxes and excises, principally the personal income tax and the sales and use tax, from federal assistance payments and grants-in aid, and from earnings and receipts from certain State-operated programs and facilities.  The State additionally devices revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.

State General Fund Revenues

Personal Income Tax.

The State’s current personal income tax system begins with federal Adjusted Gross Income (“AGI”), modified as provided for in current law, and then subtracts an enhanced standard deduction and a personal and dependent exemption amount to arrive at taxable income. Both the enhanced standard deduction and the personal and dependent exemption amounts are subject to phase-out for high income taxpayers. Taxable income is then subject to tax at marginal rates of 3.75%, 4.75%, and 5.99% to yield the Rhode Island tax liability before credits. Under the personal income tax system, eleven tax credits could be taken against the computed Rhode Island tax liability. The tax credits allowed are: a fully refundable earned income tax credit (15% of the federal earned income  tax credit effective  for the tax year 2017 and thereafter), a property tax relief credit, a lead paint abatement credit, a child and dependent care credit, credit for taxes paid to other states, a motion picture production company credit, a credit for contributions to qualified K-12 scholarship organizations, a historic structures tax credit, a Stay Invested in Rhode Island Wavemaker Fellowship tax credit, a Rebuild Rhode Island tax credit and a Rhode Island Qualified Jobs Incentive tax credit.

The personal income tax exemption includes an exemption for taxable Social Security benefits and an exemption of up to $15,000 of pension and annuity income for individual filers with federal adjusted  gross  income  of $80,000  or less  and  for joint  filers  with federal  adjusted  gross income    of
$100,000 or less; provided, that the taxpayer has reached full Social Security retirement age in the tax year in which the exemption is claimed.

Current law allows the State’s Tax Administrator to modify income tax rates in accordance with federal tax law changes when the General Assembly is not in session to maintain the revenues  upon which appropriations are made.

In the 2017 Session, the General Assembly enacted the State’s fifth Tax Amnesty program, effective from December 1, 2017 through February 15, 2018. Under this program, delinquent tax filers were not subject to penalties or prosecution and paid interest as computed under RIGL Section 44-1-7, reduced by 25%. Filers could enter a tax payment plan with the Tax Administrator. The program generated $6.8 million in personal income tax revenue (not including interest) in FY 2018.

In the 2018 Session, the General Assembly authorized the hiring of twenty-two (22) additional positions in the Division of Taxation as part of a reorganization of the Division.  These positions were filled during FY 2019 and were projected to generate $13.5 million in additional revenues across several revenue types.

Sales and Use Tax

The State assesses a tax on all retail sales, subject to certain exemptions, on hotel and other public accommodation rentals, and on the storage, use or other consumption of tangible personal property in the State. The State sales and use tax rate is 7.0%. Major exemptions from the sales and use tax include: (i) food for human consumption off the premises of the retailer, excluding food sold by restaurants, drive-ins or other eating places; (ii) clothing and most footwear that is sold for less than $250 per item; (iii) prescription medicines and medical devices; (iv) fuel used in the heating of homes and residential premises; (v) domestic water usage; (vi) gasoline and other motor fuels otherwise specifically taxed; (vii) sales of tangible property and public utility services when the property or service becomes a component part of a manufactured product for resale, or when the property or service is consumed directly in the process of manufacturing or processing products for resale and such consumption occurs within one year from the date such property is first used in such production; (viii) tools, dies and molds, and machinery and equipment, including replacement parts thereof, used directly and exclusively in an industrial plant in the actual manufacture, conversion or processing of tangible personal property to be sold; (ix) sales of air and water pollution control equipment for installation pursuant to an order by the Director of the Department of Environmental Management; and (x) sales of boats or vessels; (xi) buses, trucks and trailers used for interstate commerce; (xii) sale of local art; (xiii) sale of electricity and natural gas and heating fuels to businesses; and (xiv) sale of wine and spirits.

In the 2006 Session, the General Assembly passed legislation to conform to the Streamlined Sales Tax Project. The Streamlined Sales Tax Project is an effort created by state governments, with input from local governments and the private sector, to simplify and modernize sales and use tax collection and administration. Effective January 1, 2007, Rhode Island became a full member of the Streamlined Sales and Use Tax Agreement (“SSUTA”). By participating in the SSUTA, Rhode Island now has over 1,000 taxpayers who are voluntarily collecting and remitting use tax for sales into Rhode Island even though they do not have a legal requirement to do so.

The FY 2020 Budget rescinds a statutory provision enacted by the 2011 General Assembly that would have reduced the sales and use tax on remote purchases (from 7.0% to 6.5%) upon passage of any federal law mandating the collection of sales and use tax on remote purchases by State residents.

As noted above, in the 2017 Session, the General Assembly enacted the State’s fifth Tax Amnesty program, which generated $4.8 million in sales and use tax revenue (not including interest) in FY 2018.

The 2018 General Assembly approved the Governor’s proposals to: (i) impose the sales tax on Software as a Service (“SaaS”), projected to generate $4.8 million in FY 2019; (ii) impose the sales tax on security services, projected to generate $9.7 million in FY 2019; and (iii) allow out-of-state patients to obtain medical  marijuana  from Rhode  Island  compassion  centers, projected  to generate approximately $250,000 in FY 2019. Restructuring the Division of Taxation is estimated to generate $4.4 million in additional sales tax collections in FY 2019. Finally, the General Assembly enacted a new sales tax exemption for alcoholic beverage kegs, with a corresponding $15,000 revenue loss projected in FY 2019.

Business Corporations Tax

The business corporations tax (currently 7.0% of gross revenues) is imposed on corporations deriving income from sources within the State or engaging in activities in the State for profit or gain. For tax years 2017 and thereafter, Rhode Island’s minimum corporate tax is $400.

In 1996, the General Assembly enacted the Jobs Development Act (“JDA”) (RIGL Title 42, Chapter 64.5). As subsequently amended, it provided for rate reductions of 0.25 percent (up to a maximum reduction of 6.0 percent) for each 50 new jobs created by eligible firms (each ten new jobs created by a small business) for three years past the elected base year. A qualifying job is a 30-hour per week, on average, position that pays at least 150.0 percent of the prevailing hourly minimum wage as determined by Rhode Island law. After three years, the rate reduction is set at that of the third year for as long as the third-year employment level is maintained.

The 2014 General Assembly passed legislation that implemented combined reporting with single sales factor apportionment and market-based sourcing of income for all C-corporations. As part of this reform of the business corporation tax, the General Assembly also reduced the business corporations tax rate for C-corporations from 9.0% to 7.0%. In addition, the 2014 General Assembly eliminated the franchise tax for those franchise tax filers paying more than the $500 minimum franchise tax. These changes were effective for tax years beginning after December 31, 2014.

The 2017 General Assembly adopted legislation to change the corporate tax payment schedule to align the State’s practices with federal reporting timelines and recognized best practices. The schedule requires four payments and allocates half of estimated payments to each six-month period. The enacted FY 2019 Budget assumed a revenue loss of $2.2 million in FY 2019 from this change.

As noted above, in the 2017 Session the General Assembly enacted the State’s fifth Tax Amnesty program, which generated $2.2 million in corporate income tax revenue (not including interest) in FY 2018.

The 2018 General Assembly adopted legislation to repeal the Job Training Tax Credit, which was projected to increase FY 2019 revenues by $400,000. Restructuring the Division of Taxation is estimated to generate $1.1 million in additional business corporations tax collections in FY 2019.

Nursing Facility Provider Assessment

The State levies a tax on the gross revenues of nursing homes at a rate of 5.5%. In addition, the State levies a 1.5% tax on gross revenues from freestanding Medicaid facilities not associated with hospitals.

The 2018 General Assembly adopted several changes in the Medicaid program that resulted in a projected net increase of $6.2 million in provider assessment revenue in FY 2019, including a nursing home rate increase of 1.5%. This will have a positive impact on the revenues of health care providers and thus generate additional tax revenues. There is an offsetting revenue loss to HMO insurance taxes, as described below.

Taxes on Public Service Corporations

A tax ranging from 1.25% to 8.0% of gross earnings is assessed annually against certain foreign and domestic public service corporations described in Title 44, Chapter 13 of the RIGL. In the case of corporations whose principal business is manufacturing, selling or distributing currents of electricity, the rate of tax imposed is 4.0% of gross earnings. For those corporations manufacturing, selling or  distributing illuminating or heating gas, the rate of tax imposed is 3.0%. Corporations providing telecommunications services are assessed at a rate of 5.0%. However, 100.0% of the amounts paid by a corporation to another corporation for connecting fees, switching charges and carrier access charges are excluded from the gross earnings of the paying company. In contrast, the tangible personal property within the State of telegraph, cable, and telephone corporations used exclusively for corporate business is exempt from local taxation but is subject to a State-level personal property taxation program, the revenue from which is disbursed to local communities.

Tax on Insurance Companies

Each insurance company transacting business in Rhode Island must file a final return each year on or before March 1 and pay a tax of 2.0 percent of the gross premiums on insurance contracts written during the previous calendar year to Rhode Island individuals or businesses. With respect to an out-of-state insurance company, however, the tax cannot be less than that which would be levied by the applicable state or foreign (i.e., non-Rhode Island) jurisdiction on a similar Rhode Island insurance company or its agent doing business to the same extent in such jurisdiction.

The following premiums are exempt from the tax: (i) premiums from marine insurance issued in Rhode Island; (ii) the premiums paid to the insurer that maintains the State’s workers’ compensation insurance fund, and (iii) the premiums paid to nonprofit medical service corporations, nonprofit hospital service corporations, nonprofit dental service corporations and health maintenance organizations. Insurance and surety companies are exempt from the business corporations tax and annual franchise tax.

The 2018 General Assembly adopted several changes in the Medicaid program that resulted in a net projected revenue loss of $1.3 million in FY 2019.

The FY 2020 Budget included a new tax credit against the tax on premiums collected by insurance companies. Insurance companies may be eligible to receive the tax credit in exchange for making contributions to a fund established to invest capital in small businesses within the State.

Financial Institutions Excise Tax

For the privilege of doing business as a banking institution during any part of the year, each State bank, trust company, or loan and investment company organized in Rhode Island must annually pay an excise tax. This excise tax is measured as the higher of either: (i) 9.0% of its net income of the preceding year or (ii) $2.50 per $10,000 or a fraction thereof of its authorized capital stock as of the last day of the preceding calendar year. A national bank within the State must only pay the excise tax measured by option (i) above. The minimum tax payable is $100. Mutual savings banks and building and loan associations are subject to the tax.

Banking Institutions Interest Bearing Deposits Tax

A tax on interest bearing deposits was eliminated for state and national banks beginning January 1, 1998 and thereafter. A tax on deposits held by credit unions continues to apply with a rate of 0.0695 cents for each $100 for institutions with over $150 million in deposits and a rate of 0.0625 cents for each $100 for credit unions with less than $150 million in deposits.

Estate and Transfer Tax

For decedents whose deaths occurred on or after January 1, 2015, the estate tax is an amount equal to the maximum credit allowed under federal estate tax law as it was in effect as of January 1, 2001, provided that a credit is allowed against any tax so determined in the amount of $64,400 (for deaths occurring prior to January 1, 2017) and $65,370 (for deaths occurring on or after January 1, 2017) (equivalent to the taxes owed on an estate with a taxable value of $1.5 million). For all decedents whose death occurred on or after January 1, 2002, any increase in the unified credit provided by 26 U.S.C., subsection 2010 in effect on or after January 1, 2001 shall not apply for Rhode Island estate tax purposes. The threshold estate tax exemption amounts applicable to decedents whose deaths occurred on or after January 1, 2010 and prior to January 1, 2015, as well as the estate tax credit applicable to estates of decedents whose deaths occurred on or after January 1, 2015 is indexed to the Consumer Price Index for all Urban Consumers (“CPI-U”) as of September 30 of the prior calendar year. The time period for filing a return is nine months from the date of death.

As noted above, in the 2017 Session the General Assembly enacted the State’s fifth Tax Amnesty program, which generated $1.4 million in estate and transfer tax revenue (not including interest) in FY 2018.

Motor Vehicle License and Registration Fees

The 2018 General Assembly adopted several changes to motor vehicle license and registration fees, including an increase in the fee to update and/or obtain a duplicate driver’s license from $5.00 to $25.00. These changes were estimated to generate $1.0 million in additional revenue in FY 2019. In addition, the implementation of and compliance with the Real ID Act of 2015, P.L. 109-13, a federal law pertaining to security, authentication, and standards for state driver’s licenses (“Real ID”), was projected to increase driver’s license revenues by $100,000 due to the increase in the number of Rhode Island residents who needed to acquire a compliant license in FY 2019.

Cigarette Tax

The State’s cigarette tax is comprised of a cigarette stamp excise tax, a cigarette floor stock tax, and a tax on the wholesale price of cigars, pipe tobacco, etc. The cigarette stamp excise tax generates  over 95% of the total cigarette taxes collected by the State.

The cigarette stamp excise tax rate has increased consistently over the last two decades, most recently on August 16, 2017, when the cigarette stamp excise tax rate was increased from $3.75 per pack of 20 cigarettes to $4.25 per pack. This change generated an estimated $5.3 million in additional revenue in FY 2018 and FY 2019 (based on preliminary unaudited numbers) and is expected to bring in similar amounts going forward.

The rate of tax on the wholesale price of cigars, pipe tobacco, and other tobacco products has also risen over the past ten years, although not as frequently as the cigarette stamp  excise  tax.  On July 1, 2006, the tax on cigars was limited to a maximum of 50 cents per cigar and the tax on snuff was changed to $1.00 per ounce with a minimum tax of $1.20.  On April 10, 2009, the other tobacco products tax was increased from 40.0% to 80.0% of the wholesale price. This increase in the wholesale price tax did not affect the maximum tax on cigars or the minimum tax on snuff.

Other Taxes

In addition to the above described taxes, the State imposes various fees, taxes and excises for the sale of liquor and other alcoholic beverages, controlled substances, the registration of motor vehicles, the operation of pari-mutuel betting, motor carrier fuel use and the conveyance of real estate.

The State also assesses a real estate conveyance tax of $2.30 for each $500 or fractional part of the sale price on sales of a controlling interest in a real estate company where a real estate company is a business that is primarily engaged in the holding, selling or leasing of real estate.

The State assesses an alcohol excise tax of $3.30 per barrel for beer and malt beverages. For high proof spirits, those spirits that contain 15% or more alcohol, the excise tax is $5.40 per gallon. For still wine, the excise tax is $1.40 per gallon.  The excise tax on low proof distilled spirits and sparkling wine is $0.75 per gallon.

The State’s share of the 8.0% rental vehicle surcharge is deposited in the Rhode Island Highway Maintenance Account (“RIHMA”). Motor vehicle operator license and vehicle registration fees are also deposited in the RIHMA beginning in FY 2016, with 25.0% of these fees being transferred in FY 2016, 50.0% in FY 2017, 60% in FY 2018 and 100% in FY 2019 and thereafter (although duplicate license and license update fees remain as general revenue).

Departmental Receipts

Licenses and Fees. The largest category of departmental receipts is licenses and fees. This category’s prominence in departmental receipts is due largely to the assessment of the hospital licensing fee beginning in FY 1995. Other significant license and fee revenues are derived from the registration of securities, motor vehicle title fees and various professional licenses. Motor vehicle title fees, emission control inspection fees, and good driving record dismissal fees were transferred from General Fund license and fees revenue to the RIHMA beginning in FY 2015.

The hospital licensing fee was first enacted in 1994 and is reinstituted each legislative session. The 2018 General Assembly reinstituted the hospital licensing fee for FY 2019 at a rate of 6.0% of hospital FY 2017 net patient revenues and retained the 37.0% discount on the rate for all Washington County hospitals. The 37.0% discount yields an effective hospital licensing fee rate for Washington County hospitals of 3.78%. The payment of the FY 2019 hospital licensing fee, in the amount of $180.8 million, was paid in July 2019.

In the 2015 Session, the General Assembly eliminated the 2.0% surcharge on net patient revenues from imaging services and outpatient health care facilities. Previously, a monthly surcharge of 2.0% was imposed upon the net patient revenue received by every outpatient health care facility and every imaging services provider. In addition, the General Assembly agreed to eliminate licensing requirements for 27 professional licenses issued by the Department of Business Regulation (“DBR”), the Department of Health, the Department of Elementary and Secondary Education, and the Department of Environmental Management.

The 2018 General Assembly adopted several changes to licenses and fees, including raising annual licensing fees for the State’s three medical marijuana compassion centers from $15,000 to $500,000; increased compassion center surcharge fees for allowing out-of-state patients to purchase medical marijuana at Rhode Island compassion  centers;  increasing  securities  registration  fees for closed end mutual funds to $1,500 and for open end funds to $1,750; increasing insurance claims adjuster license fees to $250 and elimination of or reduction in various business license fees. An increase in the Department of Health vital records fee revenues is anticipated from the implementation of Real ID. These changes were estimated to result in an increase of license and fee revenue of $10.8 million in FY 2019.

Sales and Services. A second category of departmental receipts is sales and services, which includes rental payments at State piers, board and support payments at the Veterans’ Home and revenues derived from the sale of vanity license plates.

The 2018 General Assembly adopted a delay in the reissuance of vehicle license plates to January 2020, so that Real ID compliant operator licenses could be issued. This delay resulted in a reduction in estimated revenues of $1.8 million in the final FY 2019 Budget.

Fines and Penalties. A third category of departmental receipts is fines and penalties, such as interest and penalties on overdue taxes.

In the 2017 Session the General Assembly enacted the State’s fifth Tax Amnesty program, which generated $4.2 million in interest on overdue taxes in FY 2018.

Miscellaneous Departmental Revenues. Miscellaneous departmental revenues include revenues from investment earnings on General Fund balances, indirect cost recoveries, as well as child support payments.

In 2016, the Office of the General Treasurer changed the policy on the treatment of tax refund and other checks issued by the State that remain uncashed after a specified period. In the past, these checks were written off in June of each fiscal year and the amount of the checks written off were reverted to general revenues. Effective for FY 2016 and thereafter, the Office of the General Treasurer will turn uncashed tax refund and other State-issued checks over to the State’s unclaimed property program rather than writing the checks off and reverting uncashed amounts to general revenues. The net impact of this change in policy was to reduce miscellaneous departmental receipts revenues by  the amount of the checks transferred to the unclaimed property program less the 10% indirect cost recovery charge that is assessed against the unclaimed property program.

Other Sources

The largest component of Other Sources is the transfer from the Rhode Island Lottery. A detailed history of the lottery and the related statutory changes over time can be found below under the heading “Rhode Island Lottery.”

The next largest component of Other Sources is the unclaimed property transfer. The unclaimed property transfer reflects funds that have escheated to the State. They include unclaimed items, such as bank deposits, funds held by life insurance companies, deposits and refunds held by utilities, dividends, and property held by courts and public agencies. The General Treasurer deposits escheated funds into the General Fund, with deductions made for administrative costs.

The final component of Other Sources is the other miscellaneous revenues category. This category reflects, among other things, non-recurring receipts that are not recorded in other receipt categories, such as one-time receipts from the securitization of tobacco master settlement agreement payments, settlement revenues and transfers from other State entities.

In the enacted FY 2018 Budget, the General Assembly authorized several transfers of excess reserves from various quasi-public agencies. These included $5.0 million from the NBC, $3.5 million from the RIIB, and $6.0 million from the RIHEBC. The General Assembly also authorized the transfer of $12.5 million from National Grid’s 2018 System Reliability and Energy Efficiency Conservation Procurement program, which generates most of its revenues from a legislatively-authorized fee assessed on consumers.

In the FY 2019 Budget, the General Assembly authorized the transfer of $4.0 million from the RIIB and the return of $750,000 from Commerce RI from the original FY 2016 appropriation for the Anchor Institution Tax Credit.

 Rhode Island Lottery

The State Lottery Fund was created in 1974 for the receipt and disbursement of revenues of the State Lottery from sales of lottery tickets and license fees. The monies in the fund are allotted for: (i) establishing a prize fund from which payments of the prize are disbursed to holders of winning lottery tickets, the total of which prize payments equals, as nearly as is practicable, 45% of the total revenue accruing from the sale of lottery tickets; (ii) payment of expenses incurred by the Lottery in the operation of the State lotteries; and, (iii) payment to the State’s General Fund of all revenues remaining in the State Lottery fund, provided that the amount to be transferred into the General Fund must equal not less than 30% of the total revenue received and accrued from the sale of lottery tickets plus any other income  earned from the lottery.

The State retains a percentage of approximately 60.7% of the payout for certain lottery and keno games and redistributed net terminal income (“NTI”) from video lottery games, in accordance with State law. At present, there are two licensed video lottery facilities operating in the State of Rhode Island: (1) Twin River Casino (“Twin River”, formerly known as Lincoln Park) located in the Town of Lincoln, Rhode Island, and (2) Tiverton Casino (the “Tiverton Casino”, formerly located in the City of Newport, Rhode Island and known as “Newport Grand”) located in the Town of Tiverton, Rhode Island. Both facilities operate on a 24 hour per day, seven days per week basis. In the 2005 Session, the General Assembly passed legislation that allowed the Director of the Division of Lottery to enter long-term contracts with the owners of Twin River and Newport Grand. The master contract for Twin River froze the retailer’s share of video lottery NTI at 28.85% for existing video lottery terminals and 26.0% for additional video lottery terminals (which rates are subject to certain adjustments based on the consumer price index in the 11th through 15th years of the contract term). The master contract for Newport Grand froze the retailer’s share of video lottery NTI from existing and additional video lottery terminals at  26.0%. Under State law, table games are only permitted at Twin River, with the State retaining a percentage of the net table game revenue as defined in State law. As of July 1, 2014, the percentage of  net table game revenue retained by the State is 16%.

In the fall of 2011, the Division of Lottery commissioned a study (the “Christiansen Study”) by Christiansen Capital Advisors, LLC (“Christiansen”) to determine the impact that the pending expansion of gaming in Massachusetts might have on Rhode Island’s gaming industry and revenues. The  Christiansen

Study examined nine different scenarios depending on the location of the three destination resort casinos and the one slot parlor in Massachusetts.  Under the likely case scenario with table games in operation only at Twin River outlined in the Christiansen Study, the DOR projected that, by FY 2020, casino gaming in Massachusetts will reduce Twin River gross gaming revenues by 37.3% from its FY 2014 level of $462.4 million and reduce Newport Grand gross gaming revenues by 53.2% from its FY 2014 level of $44.7 million. These projected declines in Twin River and Newport Grand gross gaming revenues were estimated to reduce the State’s revenues from these facilities by $121.0 million in FY 2020 vis-a-vis the amount the State received from these two facilities in FY 2014. No assurance can be given, however, as to how gaming in Massachusetts, or the overall decline of the casino industry in  the Northeast, will ultimately affect revenues generated at Twin River or Tiverton Casino from table gaming and/or video lottery terminals in the future.

The following information, as to which no representations are made, regarding gaming in the Commonwealth of Massachusetts (the “Commonwealth”) has been gathered from public sources, including http://www.massbondholder.com/archive/investor-disclosure, which is not incorporated by reference. On November 22, 2011, the Governor of the Commonwealth signed into law an act that authorized the establishment of three destination resort casinos and one slot parlor in the Commonwealth. The act allows for one destination resort casino in each of three regions in the Commonwealth and a slot parlor at one location in the Commonwealth. Each destination resort casino requires a minimum capital investment of $500 million and must include a hotel. Each destination resort casino must pay to the Commonwealth a licensing fee of $85.0 million and pay taxes at a rate of 25.0% on gross gaming revenue. The slot parlor must pay a $25.0 million licensing fee to the Commonwealth, invest $125  million in the facility that hosts the slot parlor and pay taxes at a rate of 40.0% of gross gaming revenue to the Commonwealth and a rate of 9.0% of gross gaming revenue to the Massachusetts Racehorse Development Fund. Finally, each destination resort casino and the slot parlor must pay an annual licensing fee of $600 for each slot machine in operation at a facility.

The Massachusetts Gaming Commission has awarded licenses for two of the three casinos and the one slot parlor contemplated by the gambling legislation. Licenses were awarded to MGM Resorts International on June 13, 2014 for a casino in Springfield, Massachusetts (“MGM Springfield”) approximately 81 miles from Twin River, and to Wynn Resorts on September 16, 2014 for a casino in Everett, Massachusetts known as Encore Boston Harbor (“Encore Boston Harbor”), which is just outside of Boston, approximately 55 miles from Twin River. MGM Springfield opened on August 24, 2018, and Encore Boston Harbor opened on June 23, 2019.

A license was also awarded on February 27, 2014 to Penn National Gaming for a slot parlor in Plainville, Massachusetts, approximately twenty (20) miles from Twin River. The Plainville slot facility opened on June 24, 2015. In fiscal 2017, the slot facility generated approximately $158.3 million in gross gaming revenue, resulting in $63.4 million in budgetary fund taxes collected by the Commonwealth. In fiscal 2018, the Plainville slot facility generated approximately $170 million in gross gaming revenue, resulting in $68.0 million in budgetary fund taxes collected by the Commonwealth. Twin  River’s revenues were $569.6 million in FY 2016, down by approximately 1.35% from FY 2015; Twin River revenues then grew to $576.4 million in FY 2017, an increase of 1.19% from FY 2016, and to $580.7 million in FY 2018, an increase of 0.75% from FY 2017.

With regard to the third regional resort casino, in March, 2016, the Mashpee Wampanoag tribe announced that it would commence construction of a tribal resort casino in the third region in Taunton, based upon the assumed power of the U.S. Secretary of the Interior to take land into trust for the tribe. On April 28, 2016, the Gaming Commission voted to deny an application for a license. On July 28, 2016, in the case of Littlefield v. the U. S. Department of the Interior, the U. S. District Court held that the Secretary of the Interior lacked the authority to take land into trust for the Mashpee Wampanoag tribe and remanded the matter back to the Secretary of the Interior for further proceedings consistent with the opinion as well as the declaratory judgment entered. The U.S. Bureau of Indian Affairs filed a motion for reconsideration, which was denied by the District Court, and the Mashpee Wampanoag filed a motion to intervene, which was granted. In December 2016, the U.S. Department of the Interior and the Mashpee Wampanoag each filed a notice of appeal to the U. S. Court of Appeals for the First Circuit. On April 24, 2017, the Mashpee Wampanoag filed an assent to motion to stay briefing pending the revised decision from the Department of the Interior. On May 8, 2017, the Department of the Interior moved to withdraw its appeal. The Mashpee Wampanoag have asked the Court of Appeals to stay the matter further pending a decision from the Department of the Interior, and the Court has agreed to the requested stay. On September 7, 2018, the Department of the Interior issued a revised land-in-trust decision concluding that the Mashpee Wampanoag did not meet the statutory requirements to have land taken into trust. The Mashpee Wampanoag filed an appeal of this decision in the U.S. District Court for the District of Columbia; they have asked the First Circuit Court of Appeals to further extend the stay in the appeal currently pending before the First Circuit. On May 15, 2019, the U.S. House of Representatives approved legislation (H.R. 312) that allows the Mashpee Wampanoag land to remain in trust, but the legislation has not progressed in the U.S. Senate.

On June 6, 2018, the unsuccessful applicant in Taunton sent a letter to the Gaming Commission requesting that the Gaming Commission reconsider its unsuccessful application filed in 2015 and denied by the Gaming Commission on April 28, 2016. The Gaming Commission acknowledged the applicant’s letter at its July 26, 2018 meeting and subsequently requested public comments on the issues raised therein. The comment period concluded on November 30, 2018. The Gaming Commission tabled the issue pending Governor Baker’s appointment of a new chairperson, which occurred effective February 4, 2019. The Gaming Commission is expected to review comments received and consider next steps.

It is unclear the extent to which the lawsuits, Interior’s decision of September 7, 2018 or the pending federal legislation will have on the Massachusetts Gaming Commission’s  decision with respect  to the issuance of the third resort casino license.

Newport Entertainment and Leisure, LLC, (“NEL”), a Rhode Island limited liability company, entered into an Asset Purchase Agreement (the “Newport Grand Agreement”) with the owner of Newport Grand, Newport Grand LLC, a Rhode Island limited liability company (“NG LLC”), on or about December 31, 2013 to acquire Newport Grand.

In March of 2015, Twin River Management Group, Inc. (“TRMG”), a Delaware corporation that is the corporate parent of UTGR, Inc., the owner of Twin River, and NEL entered into an agreement under the terms of which the Newport Grand Agreement would be assigned to TRMG. Shortly thereafter, TRMG announced that it had obtained an option to purchase approximately 45 acres of land in the northern part of the Town of Tiverton, approximately 400 feet from the Massachusetts border, and that after its acquisition of Newport Grand, it intended to seek permission to transfer Newport Grand to the Tiverton location. TRMG’s goal is to better compete with the imminent threat of casinos in Massachusetts by offering both video lottery and table games at the Tiverton property. The transfer of Newport Grand to Tiverton required State-wide voter approval and approval by voters in the Town of Tiverton, as well as regulatory approval by the DBR and the DOR Division of Lotteries.

On or about April 24, 2015, Premier Entertainment II, LLC, a Delaware limited liability corporation of which TRMG is the sole member (“Premier”), filed a Facility Permit Ownership Transfer Application (“Application”) with the DBR seeking to transfer the facility permit for Newport Grand to Premier. The DBR approved the transfer, subject to certain conditions. On or about July 1, 2015, Premier filed an application for a lottery sales agent license with the Lottery for Newport Grand. The transfer of Newport Grand to Premier occurred on July 14, 2015.  TRMG announced on July 24, 2015 that it had completed the acquisition of Newport Grand.

The 2015 General Assembly enacted several changes modifying operating requirements for Newport Grand due to its proposed acquisition and relocation by Premier. The legislation suspends the requirement that Newport Grand maintain 180.0 full-time equivalent (FTE) positions and reduces the required positions to 100.0 FTEs. The total required FTEs at the facility would revert to 180.0 positions in if Newport Grand is licensed to host video lottery games and table games at a facility relocated outside of the City of Newport. The General Assembly also reinstituted the enhanced share of video lottery net terminal income for the owners of Newport Grand albeit at a rate of one and nine-tenths (1.9) percentage points effective July 1, 2015 through the closing of Newport Grand in August 2018. Unlike the previous increase in Newport Grand’s share of net terminal income, the funds garnered from the 1.9 percentage point enhanced share must be applied exclusively to marketing expenditures for the facility.

In November 2015, Christiansen updated the Christiansen Study (which had been previously updated in November 2014) of the impact of casino gaming in Massachusetts on Rhode Island gaming revenues. In the 2015 update, Christiansen analyzed the reconfiguration of gaming at Twin River, where there are 272 fewer video lottery terminals in operation, 12 more traditional table games and a poker room with 16 poker tables, and the anticipated addition of a hotel, as well as the relocation of Newport Grand’s video lottery terminal operations to a full casino located in Tiverton. These Rhode Island gaming scenarios were analyzed with Massachusetts resort casinos located in Springfield, Everett, Brockton or Taunton, and a slots-only facility located in Plainville. The 2015 update to the Christiansen Study projected that a slots-only facility in Plainville would have a lesser impact than originally projected, primarily due to the reconfiguration of gaming at Twin River. In addition, the 2015 update to the Christiansen Study found that the addition of a hotel at Twin River would increase gaming revenues generated from the video lottery terminals and the table games. The 2015 update to the Christiansen Study projected that the negative impact from resort casino gaming in southeastern Massachusetts will be significantly less with either a resort casino located in Brockton or a tribal casino located in Taunton versus Fall River, as was analyzed when the Christiansen Study was updated in 2014. Finally, the 2015 update to the Christiansen Study projected that the transfer of the gaming operations at Newport Grand to a full casino located in Tiverton would increase gaming revenues to the State; provided such a relocation receives approval via the passage of the State and local referenda discussed below. The 2015 update to the Christiansen Study did find, however, that, if there were both a resort casino in Brockton and a tribal casino in Taunton, then the economic viability of a smaller full casino in Tiverton would be doubtful to the point that such a casino would likely fail in the face of this level of competition.

In March 2016, the General Assembly passed, and the Governor subsequently signed into law, legislation authorizing referenda questions to appear on the November 2016 ballot with regards to transferring Newport Grand operations to the Tiverton site. The voters approved this referendum question at both the local and State-wide level. Because the Tiverton Casino operates 24 hours per day seven days per week, 1.45% of net terminal income will be paid to the Town of Tiverton. Under prior law, the Newport Grand facility was not open 24 hours per day seven days a week and therefore the City of Newport’s share of net terminal income was 1.01%. Under the new law, the State’s share of net table  game revenue will be reduced from 16% to 15.5%. The Town of Lincoln and the Town of Tiverton each receive 1.0% of the net table game revenue, with the balance going to the casino operator. The law also guarantees the Town of Tiverton and the Town of Lincoln a minimum of three million dollars ($3.0 million) each year from the combination of net table game revenues and NTL To the extent that either town does not receive that amount in any State fiscal year, then the State is required to make up the shortfall out of the State’s share of NTI and net table game revenue. The guarantee continues in effect so long as both table games and video lottery games are offered at the gaming facilities. It is anticipated that the Town of Lincoln will not receive any payments from the State under this provision because sufficient revenues are anticipated at Twin River to achieve this minimum payment. The Newport Grand facility closed at the end of August, 2018 and the new Tiverton Casino opened September 1, 2018.

Christiansen updated the Christiansen Study in October 2017 considering new developments in the southern New England gaming market. Within the State, these developments include the move of Newport Grand to Tiverton and the planned hotel at Twin  River  in Lincoln.  Changes to the market outside the State include the rejection of the application for a casino in Brockton, ongoing litigation over the Taunton tribal casino, the opening of MGM Springfield, the delay of Encore Boston Harbor, and plans for a tribal casino in East Windsor, Connecticut.

The FY 2019 Budget included legislation legalizing sports betting at the State’s two casinos beginning October 1, 2018. This legislation was enacted following the U.S. Supreme Court ruling in Christie v. National Collegiate Athletic Association, which struck down the Professional and Amateur Sports Protection Act of 1992 as unconstitutional. This federal law had prohibited most states (including Rhode Island) from legalizing sports betting. The FY 2019 Budget includes $23.5 million in estimated revenue from the implementation of sports betting based on an assumed start date of October 1, 2018, but actual implementation was delayed until mid-November 2018 and thus the estimated revenues were revised downward at the November 2018 Revenue Estimating Conference to $11.5 million. Expected sports betting revenues were further revised downward at the May 2019 Revenue Estimating Conference based on actual revenue data, with estimated revenue for FY 2019 at $2.2 million. The preliminary actual revenues for FY 2019 were $3.0 million. The FY 2019 Budget also included an estimated increase in lottery revenue of $4.1 million from the implementation of new games by the Division of Lottery.

Christiansen conducted another gaming study update in March 2019. This study was able to look at the actual impact of the MGM Springfield casino, along with the first few months of on-site sports betting at Twin River and Tiverton. The study also estimated revenues associated with mobile sports betting. Twin River video lottery terminal revenue and table game revenue are expected to decline 5.1% and 3.4%, respectively, in FY 2020, primarily due to the opening of the Everett casino. Twin River gaming revenue is then expected to stabilize, with 0.5% decline in video lottery terminal revenue and 1.5% growth in table game revenue in FY 2021. At Tiverton, video lottery terminal and table revenue is expected to grow 12.3% and 24.6%, respectively in FY 2020. Growth continues in FY 2021, with video lottery terminal and table game revenue both growing at 7.5%. The study assumes that long-term growth at Tiverton is the same as at Twin River. Christiansen projects gross gaming revenue from sports betting of $31.4 million in FY 2020, with 62.5% of that coming from mobile sports betting. FY 2021, the first full year of mobile sports betting, is expected to see total sports betting revenue of $56.0 million, with 76.9% coming from mobile betting. In the outyears, Christiansen assumes on-site sports betting grows at 3.0%, and mobile sports betting grows at 5.0%. Christiansen’s baseline scenario does not assume any casino on Mashpee Wampanoag land and does not assume sports betting in Connecticut and Massachusetts, although the firm did run scenarios with these events in place.

The General Assembly approved, and the Governor signed into law, legislation on March 25, 2019 authorizing the Division of Lottery to implement mobile sports wagering. Mobile sports betting began on September 4, 2019. The FY 2020 Budget assumed mobile sports betting revenues of $17.2 million in FY 2020.

The House and Senate Finance Committees are holding hearings in the Fall of 2019 on House Bill 6266, which, if enacted, would extend the Lottery’s contract with IGT as the exclusive provider of lottery services from 2023 to 2043. Under this contract, IGT would continue to provide traditional lottery products (i.e., instant tickets, numbers games, Keno, multi-state games, etc.), as well as certain casino-related services, including providing and maintaining a central communications system for VLTs. The General Assembly will likely vote on this legislation early in its 2020 session, which begins in January 2020.

 Historic and Motion Picture Production Tax Credits

The State’s tax credit for historic preservation projects (the “Historic Structures Tax Credit”) has allowed a taxpayer to receive a tax credit equal to up to 30% of the qualified rehabilitation expenditures made in the substantial “rehabilitation of a certified historic structure.” To qualify, the application for certification must have been made prior to January 1, 2008. These credits were transferable, could be carried forward for ten years, and could be used to offset the personal income tax or certain business tax liabilities of a taxpayer. In the 2008 Session, the General Assembly enacted legislation that authorized Commerce RI to issue up to $356.2 million in revenue bonds to provide a fund from which the General Fund would be reimbursed for the State’s historic tax credit liabilities paid out to taxpayers. Since June 2009, $301.9 million of bonds have been issued by Commerce RI, which are secured by payment obligations of the State subject to annual appropriation by the General Assembly. Following a final issuance of $76.9 million in bonds in May 2019, the $54.3 million balance of authorized but unissued bonds will not be required and therefore has been extinguished.
Under the legislation, such historic preservation projects will generally receive a State tax credit of up to 25.0% of the qualified rehabilitation expenditures incurred by a developer. The maximum credit any one historic rehabilitation project can receive is $5.0 million. The developer must pay a non-refundable fee equal to 3.0% of the estimated qualified rehabilitation expenditures the developer expects to incur for the eligible project. The proceeds from these fees are deposited into the Historic Preservation Tax Credit Trust Fund and are used to reimburse the General Fund for the redemption of Historic Structures Tax Credit certificates. Historic Structures Tax Credit certificates can be redeemed against personal income tax, business corporations tax, financial institutions tax, public utilities gross earnings tax, and insurance companies gross premiums tax liabilities.
In addition, the 2013 General Assembly enacted legislation that allowed for the re-use of Historic Structures Tax Credits associated with historic rehabilitation projects that were abandoned by developers after being accepted into the reconstituted Historic Structures Tax Credit program in 2008. This legislation reallocated $34.5 million of Historic Structures Tax Credits identified at the time that had been previously authorized to new historic rehabilitation projects and continues to reallocate credits that become available either due to abandoned projects or projects being completed at a lower cost than originally estimated.

The State’s program providing tax credits for motion picture production (the “Motion Picture Production Tax Credit”) currently allows a motion picture production company to receive a tax credit equal to 30% of its certified production costs for activities occurring within the State with an individual project cap of $7.0 million. To avail itself of the Motion Picture Production Tax Credit under current law: (i) the motion picture production company must be formed under State law; (ii) the primary locations for the motion picture must be within the State; and (iii) the minimum production budget for the motion picture must be $100,000. The State’s Film Office must approve the motion picture and give initial and final certification. In connection with securing final certification, the motion picture production company must submit an independent accountant’s certificate listing the costs associated with the tax credit. The motion picture production company “earns” the tax credit in the taxable year when production in the State is completed, and unused credit can be carried over for three years. The credit is assignable, and any proceeds received by the motion picture production company for the assignment are exempt from State tax. These tax credits may be used to offset personal income tax, business corporation tax, public utilities gross earnings tax, insurance companies gross premiums tax, and financial institutions tax liabilities. The 2019 General Assembly adopted legislation to increase the Motion Picture Production Tax Credit annual cap from $15.0 million to $20.0 million and extend the sunset date from July 1, 2024 to July 1, 2027.

Intermodal Surface Transportation Fund Revenues

During the 2014 Legislative Session, the financing mechanism for transportation infrastructure and bridge repairs changed dramatically when the General Assembly enacted Article 21 - Relating to Transportation of the FY 2015 Appropriations Act (“Article 21”). Article 21 created a long-term plan for financing Rhode Island’s roads and bridges, along with removal of the authority to toll the Sakonnet River Bridge. Article 21 expanded the RIHMA within the Intermodal Surface Transportation Fund, such that this account will become Rhode Island’s primary source for transportation financing, by making several technical changes to existing law and by implementing various funding streams to finance the transportation plan. Various motor vehicle fees, surcharges and tax revenue, which were previously accounted for in the General Fund, are now being deposited in the RIHMA for this purpose.

Article 21 removed authority of RITBA to toll the Sakonnet River Bridge as of June 30, 2014 (the toll was formally removed on June 20, 2014 by order of the Governor). RITBA continues to control the four bridges in the East Bay (Newport Pell, Jamestown, Mount Hope, and Sakonnet) and a portion of Route 138. To make up for the loss of toll revenue on the Sakonnet River Bridge, Article 21 transferred
3.5 cents ($0.035) per gallon of the State gas tax to RITBA beginning July 1, 2014 to be used for maintenance expenses, capital expenditures and debt service on any of the Authority’s projects.

Article 21 made additional changes that resulted in new revenue to the RIHMA, including: (i) authorization to increase the gas tax every other fiscal year equivalent to the increase in the Consumer Price Index (CPI), rounded to the nearest 1.0 cent increment; (ii) transfer of fees collected for the issuance of certificates of title; (iii) transfer of surcharges collected on vehicle rentals; (iv) imposition of a new $25 fee on dismissals based on good driving records; (v) increase of the fee on motor vehicle inspections from $39 to $55, $32 of which will go to the RIHMA; and (vi) transfer of most motor vehicle related fees over a three year period, with 25.0% transferred in FY 2016, 50.0% in FY 2017, 60.0% in FY 2018 and 100.0% in FY 2019.  As part of the FY 2020 Budget, the General Assembly revised this allocation to retain 5.0% of RIHMA receipts in the General Fund.

Motor Fuel Tax

The Intermodal Surface Transportation Fund is supported by the State’s 33 cents per gallon motor fuel tax. A motor fuel tax is due on the sale of all fuels used or suitable for use in operating internal combustion engines for operating or propelling motor vehicles on the public roadways of the State other than fuel used: (i) for commercial fishing and other marine purposes    other than operating pleasure craft; (ii) in engines, tractors, or motor vehicles not registered for use or used on public highways by lumbermen, water well drillers, and farmers; (iii) for the operation of airplanes; (iv) by manufacturers who use diesel engine fuel for the manufacture of power and who use fuels other than gasoline and diesel engine fuel as industrial raw material; and, (v) for municipalities and sewer commissions using fuel in the operation of vehicles not registered for use on public highways. Taxes paid in prior periods are subject to refund if it is later determined that such tax was not due and payable on the motor fuel purchased.

In the 2014 Session, the General Assembly enacted legislation to index the motor fuel tax rate on a biennial basis to the Consumer Price Index for all Urban Consumers (CPI-U), as published by the United States Bureau of Labor Statistics as of September 30 of the prior calendar year, with the first indexation effective July 1, 2015. This change does not impact general revenue since effective July 1, 2009 the State’s General Fund no longer receives any of the revenues generated by the State’s motor fuel tax.  The indexation of the motor fuel tax rate resulted in an increase in the State’s motor fuel tax from $0.32 per gallon to $0.33 per gallon on July 1, 2015. There was no increase on July 1, 2017 because of low inflation.  As of July 1, 2019, the motor fuel tax rate indexed with inflation to become $0.34 per gallon.

In addition, the State charges a fee of one cent per gallon of motor fuel delivered to an underground storage tank (“UST”). Motor fuel tax receipts fund operating and debt service expenditures of RIDOT, as well as specific portions of transportation-related expenditures of RIPTA and the Department of Human Services (“DHS”). As of FY 2020, the 34 cents per gallon motor fuel tax and the one cent UST fee are allocated as follows: 18.25 cents to RIDOT; two cents to an indenture trustee to support debt service on motor fuel tax bonds; 9.75 cents to RIPTA, of which 9.25 cents are from motor fuel tax and 0.5 cents are from the UST fee; 3.5 cents to RITBA for maintenance expense, capital expenditures and debt service; one cent to DHS for its Elderly and Disabled Transportation Program, and the remaining 0.5 cents from the UST fee to the DEM’s UST Replacement Fund. The next inflation adjustment review is for the period beginning July 1, 2021.

Dedication of Registration and License Fees

The State dedicates certain registration and license fees to transportation purposes, namely as a piece of the State match used towards the U.S. Department of Transportation’s federal highway program. This phased increase in registration and license fees began in FY 2014 and completed in FY 2019. Two-year registration and driver’s license fees were each increased by $30 ($10 per year for three-years), while one-year registration fees were increased by $15 ($5 per year for three-years). All existing vehicle registration and license fees, as discussed above under “Other Sources – Intermodal Surface Transportation Fund Revenues,” are transferred to the RIHMA. The 2017 General Assembly amended the disposition of RIHMA proceeds to provide RIPTA with $5.0 million in each FY 2018 and FY 2019 to support the subsidized fare program for senior and disabled transit users. The 2019 General Assembly made this a permanent allocation. The $5.0 million allotment is in addition to the 5% share of RIHMA available proceeds that is due to RIPTA under current law. The 2019 General Assembly also passed legislation as part of the FY 2020 Budget to retain 5% of RIHMA receipts in the General Fund in order to support the operations of the Registry of Motor Vehicles (“DMV”), responsible for collecting those receipts.

RhodeWorks Revenues

In February 2016, the General Assembly enacted legislation authorizing RIDOT to construct toll gantries at various locations along the interstate highways in Rhode Island. The revenues generated from these tolls will be deposited to the Rhode Island Bridge Replacement, Reconstruction and Maintenance Fund. Tolls will be assessed electronically only on vehicles classified by the Federal Highway Administration as Class 8 – single trailer, three or four axles up to and including Class 13 – seven or more axle multi-trailer trucks. The maximum toll amount for a one-way border-to-border trip through Rhode Island will not exceed $20 and the daily maximum amount of toll revenues collected upon the same individual large commercial truck will not exceed $40. The State evaluated contract proposals for the construction of 14 toll gantries, and the contracts were awarded in May 2017. Collections began in June 2018 with two toll gantries. Ten toll gantries are planned to become operational during FY 2020. One of the remaining two toll gantries has been cancelled, and the final toll gantry will not be constructed until the I-95 Viaduct Project (as defined herein) is completed. A lawsuit was filed against the State in federal court challenging the statute authorizing tractor-trailer tolling.

The 2016 General Assembly also authorized the Department to borrow up to $300 million in GARVEE bonds through Commerce RI to finance highway improvements, the repayment of which will be derived from and secured by future distributions of federal highway trust funds due to the State. GARVEE bonds in the principal amount of $245,925,000 were issued in the fall of 2016. The 2019 Assembly authorized new borrowing of up to $200 million in GARVEE bonds to finance highway improvements, predominantly the I-95 Viaduct Project. The new GARVEE bonds are expected to be issued in Spring 2020.

 Non-General Revenue Sources

Restricted Receipts

These expenditures reflect various dedicated fees and charges, interest on certain funds and accounts maintained by the State and private contributions and grants to certain State programs. Such receipts are restricted under law to offset State expenditures for the programs under which such receipts are derived.

Federal Receipts

Federal receipts are revenues from the federal government, representing grants-in-aid and reimbursements to the State for expenditures for various health, welfare and educational programs and distribution of various restricted or categorical grants-in-aid.

Federal grants-in-aid reimbursements are normally conditioned to some degree, depending on the particular program being funded, on matching resources by the State ranging from a 50% matching expenditure to in-kind contributions. The largest categories of federal grants  and reimbursements are made for medical assistance payments for the indigent (Title XIX, or Medicaid), and a block grant for Temporary Assistance to Needy Families (“TANF”). The federal participatory rate for Title XIX, known as the Federal Medical Assistance Percentage (“FMAP”), is recalculated annually. The major determinant in the FMAP rate calculation is the relative per capita income of the State.

As part of the auditing process for the fiscal year ended June 30, 2018, the Auditor General observed material non-compliance in the administration of certain federal programs, which is reported in the Auditor General’s “Single Audit Report” for that fiscal year. The State’s Fiscal 2018 Single Audit Report was completed on April 1, 2019 and is available on the Office of the Auditor General’s website at http://www.oag.ri.gov/reports.html. The more significant federal program findings relate to implementation of the RIBridges integrated eligibility computer system, formerly known as the Unified Health Infrastructure Project (“UHIP”), which is used to administer multiple human service programs. As a result, the Auditor General expressed an adverse opinion regarding compliance for two major federal programs in the Fiscal 2018 Single Audit Report. The State has, and will continue to, dedicate substantial resources to resolving these issues in a timely manner.

State Expenditures

 Medicaid

Medicaid is a health insurance program jointly funded by the federal government and the states to provide services to low-income children, pregnant women, parents of dependent children, the elderly, and people with disabilities. The federal government’s share of expenditures for most Medicaid services is the FMAP. The remainder is referred to as the nonfederal or state share. With passage of the  Patient Protection and Affordable Care Act of 2010, commonly referred to as the Affordable Care Act (“ACA”) states have the option of expanding coverage to include certain low-income adults with the federal government paying all program costs for the first three years and eventually paying 90% of the total cost. Rhode Island provides Medicaid assistance consisting of medical assistance, residential care, community- based services and case management activities to individuals who meet the eligibility criteria established for the various assistance programs operated by the Executive Office of Health and Human Services (“EOHHS”) and the four departments under its umbrella: DHS; the Department of Behavioral Healthcare, Developmental Disabilities and Hospitals (“BHDDH”); the Department of Children, Youth and Families (“DCYF”) and the Department of Health.

The FY 2020 Budget includes $2.936 billion in funding for the Medicaid program, including $1.158 billion in general revenue funding. Overall, Medicaid represents 28.0% of the total FY 2020 Budget and 28.4% of the general revenue budget.

The FMAP is a calculation with significant impact on state health and human services spending. The formula that determines an individual state’s Medicaid rate is based on that state’s three-year average per capita income relative to national per capita income and represents the portion of medical services delivered under the Medicaid program that the federal government will contribute. States with a higher per capita income level are reimbursed a smaller share of their costs. By federal law, the Medicaid rate cannot be lower than 50% or higher than 83%. The federal contribution to any state’s administrative costs for Medicaid services is set at 50%. For Rhode Island, the projected rate for State FY 2020 is based on one-quarter of federal fiscal year 2019 and three-quarters of federal fiscal year 2020, resulting in a combined rate of 52.86%.

The Rhode Island Consumer Choice Global Compact Waiver, or Medicaid Global Waiver, was approved by the Centers for Medicare and Medicaid Services (“CMS”) on January 16, 2009. The Global Waiver establishes a new federal-state agreement that provides Rhode Island with the flexibility to provide services in the least restrictive, most cost-effective way to meet the needs of its citizens. The waiver was effective until December 31, 2018; however, on December 20, 2018, CMS granted EOHHS an extension to December 31, 2023. Programs under the waiver include RIte Care, Rhody Health Partners, Rhody Health Options, Connect Care Choice, home and community-based services to elderly residents, residential and community support programs to adults with behavioral health and developmental disabilities, and breast and cervical cancer treatments. This waiver also allows the State to leverage Medicaid for services that were previously only State funded in DHS, BHDDH and DCYF.

On March 23, 2010, President Obama signed the ACA, which provides for national health-care reform. The ACA requires most U.S. citizens and legal residents to have health insurance by January 1, 2014, or pay a tax penalty, and expands Medicaid coverage to individuals and families up to 138% of the federal poverty level (“FPL”). It also provides for premium credits and cost-sharing subsidies for individuals and families between 139% and 400% of FPL. The ACA requires most employers to offer medical coverage, includes small business tax credits for employers with no more than 25 employees, and provides for a temporary reinsurance program for employers providing health insurance coverage to individuals over 55 years of age, but who are not eligible for Medicare. The ACA allows young adults to remain on their parents’ or guardian’s health plan until age 26. Issued regulations state that young adults are eligible for this coverage regardless of any of the following factors: financial dependency, residency with parent, student status, employment or marital status. The law does not require that a plan or insurer offer dependent coverage, but that if coverage is offered, it must be extended to young adults up to age 26. Prior to this change, Rhode Island required insurance plans that cover dependent children to cover unmarried dependent children until age 19, or until age 25 if a student, and if the dependent child is mentally or physically impaired, the plan must continue their coverage after the specified age.

Between 2014 and 2016, the federal government paid 100% of the cost of Medicaid for newly-eligible individuals. The rate of federal funding for these individuals (i) decreased to 95% for calendar year 2017, (ii) decreased to 94% for calendar year 2018, (iii) decreased to 93% for calendar year 2019 and (vi) will decrease to 90% for calendar year 2020 and all subsequent years, requiring a 10% State match.
States are required to maintain the same income eligibility levels through September 30, 2027 for children currently in Medicaid (the State’s Medicaid managed care program for families with children, pregnant women, and children under age 19 is referred to herein as “RIte Care”). For Rhode Island, this requirement applies to RIte Care eligibility for parents with income up to 133% of FPL, pregnant women with income up to 253% of FPL and children with income up to 261% of FPL. States cannot take actions to lower enrollment or make eligibility stricter. States can reduce provider fees but must prove that the reduction will not make it harder for Medicaid patients to get needed care; also, states may eliminate optional benefits.

In September 2011, former Governor Lincoln Chafee issued an executive order to establish the Rhode Island Health Benefit Exchange, renamed HealthSource RI (“HealthSource RI”), the State’s marketplace for purchasing health insurance. The 2015 General Assembly enacted legislation that: (i) establishes HealthSource RI as a division within the Department of Administration; (ii) authorizes HealthSource RI to operate a state-based exchange to meet minimum federal requirements; and (iii) authorizes the Department of Administration to charge an assessment on insurers offering products on the exchange, which cannot be more than the revenues that would be raised through the federally facilitated marketplace. The assessment is estimated to generate $8.4 million in FY 2020. The FY 2020 Budget includes $1.6 million from general revenues to be used in conjunction with the revenues from the assessment for the operations of HealthSource RI.

HealthSource RI began accepting applications on October 1, 2013. Health plans offered through the marketplace are categorized into tiers based on the level of benefits and cost sharing requirements. Individuals in households with income below 400% of FPL, who are not Medicaid eligible, will receive federal subsidies to reduce the cost of commercial health plans purchased through the exchange. The 2013 General Assembly created a premium assistance program to aid in the transition to coverage through the exchange with the State paying 50% of the cost of commercial coverage, after subtracting what the parents are currently paying for RIte Care coverage and any federal tax credits or subsidies that are available.

Principal Governmental Services

Principal State governmental services are functionally divided into six major areas: General Government, Human Services, Education, Public Safety, Natural Resources, and Transportation. They  are administered and delivered by fourteen departments, the Board of Education, and several public corporations.  All expenditures by such State agencies, including those funded by federal and restricted use sources, are budgeted by the Governor and appropriated annually by the General Assembly. The following paragraphs describe the major functions of State government.

General Government

General Government provides general administrative services to all other State agencies and carries out State licensure and regulatory functions. General Government includes those agencies that provide general administrative services to all other State agencies and those that carry out State licensure and regulatory functions. This function includes most elected officials, administrative agencies, including, but not limited to, the Department of Administration, the Department of Revenue, the Department of Labor and Training, the Executive Office of Commerce, and the Board of Elections, and regulatory agencies including, but not limited to, the DBR and the Public Utilities Commission.  The three major departments in the General Government function are the Department of Administration, the Department of Revenue, and the Department of Labor and Training.

Department of Administration

The Department of Administration is generally responsible for all central staff and auxiliary services for the State, including planning, budgeting, personnel management, purchasing, information processing, accounting, auditing, building maintenance, property management, and labor relations. The Department of Administration directs accounting and fiscal control procedures and is responsible for preparing the State’s annual fiscal plan and capital development program. The Department of Administration also administers the State-wide planning program for the comprehensive development of the social, economic and physical resources of the State. The Department of Administration also includes the Office of Internal Audit, which examines the books of account of all State departments and agencies and determines whether audits should be performed in accordance with a risk based evaluation.

The Department of Administration includes the Office of Energy Resources, which is responsible for coordinating all energy-related matters, including energy security, energy efficiency, renewable energy and natural gas, and HealthSource RI.

Department of Revenue

The Department of Revenue includes the Division of Taxation, the Registry of Motor Vehicles, the Division of Lottery, the Division of Municipal Finance and the Office of Revenue Analysis. The Department of Revenue is also responsible for administering certain programs relating to State aid. Programs within the Department of Revenue are responsible for the assessment and collection of all  taxes; administration and enforcement of all laws pertaining to the operation and registration of motor vehicles; administration of a lottery system; monitoring and reporting on the financial condition of Rhode Island’s cities and towns; and assisting cities and towns in financial distress.

Department of Labor and Training

The Department of Labor and Training is responsible for administering benefit payment programs, workforce development programs, workforce regulation and safety programs, and the Labor Relations Board. The Department of Labor and Training is responsible for administering the payment of benefits to qualified unemployed workers from taxes collected from Rhode Island employers under the Employee Security Act. The Department of Labor and Training is also responsible for administering payments to workers under the Temporary Disability Insurance Act and the Worker’s Compensation Act. The  Temporary  Disability  Insurance  Act  provides  for  the  payment  of  benefits  to  workers  who are unemployed due to illness or non-work related injuries from taxes paid by all employees. The Worker’s Compensation Act provides for the payment of benefits to workers who are unemployed due to work related injuries from insurance premiums paid by employers. The Department of Labor and Training also operates Employment Resource Centers located throughout the State, which provide job referral, job placement and counseling and employment training and support services for adults and youths.

The Department of Labor and Training also enforces wage, child labor, parental and family medical leave laws; examines, licenses and registers professions such as electricians, pipefitters, and refrigeration technicians; and inspects all State buildings, public buildings, and city and town educational facilities for compliance with building codes. The Department also has primary responsibility for the collection of data on employment and unemployment in Rhode Island.

Human Services

Human Services includes those agencies that provide services to individuals, including medical assistance for eligible low-income populations (Medicaid, as described above) by EOHHS, care of the disabled by the Department of Behavioral Healthcare, Developmental Disabilities and Hospitals; child protective and social services provided by the Department of Children, Youth and Families (“DCYF”); health programs at the Department of Health and DHS; and financial assistance and social services provided by DHS.

These departments are collectively under the managerial umbrella of the EOHHS. The Executive Office also functions as the “single state agency” for Medicaid administration in Rhode Island, maintaining full administrative oversight of the State’s Medical Assistance (Medicaid) Program, which includes the Children’s Health Insurance Program (“CHIP”).

Department of Human Services (DHS)

DHS administers and coordinates local, state and federal programs for cash assistance and social services. The responsibilities of the department include supervision of the following programs: child support enforcement, supplemental security income, general public assistance, supplemental nutrition assistance, TANF cash assistance, child care assistance, home energy assistance, elderly transportation, and other services to the elderly. The Department also administers vocational rehabilitative services and services for the blind and visually impaired. The Department also manages the administrative and budgeting functions of the Office of Veterans Affairs.

RI Bridges/Unified Health Infrastructure Project.

The RI Bridges system (“RI Bridges”), formerly known as UHIP, is the new Rhode Island integrated eligibility system serving approximately a third of the State’s population for various health and human services programs, such as Medicaid, the Supplemental Nutrition Assistance Program (“SNAP”) and Healthsource RI. Upon phase 2 of its implementation in September 2016, the system experienced many functional problems in enrollment and eligibility processing.

Participants experienced system stabilization improvements to RI Bridges in FY 2019. Backlogs have dropped, timeliness has improved across programs and system incidents are at their lowest since system implementation. The State anticipates further technological improvements to RI Bridges in FY 2020.

The State has negotiated with the system developer, Deloitte, to recoup some of the system costs expended to date, to receive additional services at no charge, to fix and improve the system, and to cover any fines that may be levied against the State by the federal government. The State has not paid Deloitte since December 2016 and during that period the State negotiated $86 million in no-cost services and credits. The State has negotiated a contract extension with Deloitte through June 2021. Once it is approved by federal partners, the agreement will secure millions in additional service discounts for the period of the extension, as well as a $50 million compensatory cash payment to the State, a portion of which will be paid to federal partners.

In July 2019, EOHHS submitted to the federal government the federal fiscal year 2020 RI Bridges Implementation Advanced Planning Document (“IAPD”). Pursuant to the IAPD, EOHHS requested continued federal funding for the RI Bridges project, increasing the total cost of the project to $656.0 million, of which $86.6 million is allocated to federal fiscal year 2021. Project costs include development, maintenance and operations costs of RI Bridges since FY 2011, and operational costs for agencies served by the system. These include state personnel, a call center, and project management, business and technical support contracts. The State share is now projected at $153.0 million. Both CMS and Food Nutrition Services have approved the IAPD for a six-month period.

Department of Children, Youth, and Families

The DCYF is responsible for providing comprehensive, integrated services to children in the State in need of assistance. The Department is responsible for providing services to children who are without families or whose families need help in meeting the children’s basic needs.  Major functions of the Department include investigating child abuse, delivering services directly to children and their families in their own homes or foster homes, developing and providing alternative community-based living situations and administering juvenile corrections facilities and programs.

Department of Behavioral Healthcare, Developmental Disabilities and Hospitals

The Department of Behavioral Healthcare, Developmental Disabilities and Hospitals (“BHDDH”) provides services that include hospitalization, housing, vocational programs, inpatient and outpatient treatment, counseling, rehabilitation, transportation, and hospital level care and treatment. BHDDH provides these services either directly through the Eleanor Slater Hospital system, which operates at two sites, the Cranston Unit and the Zambarano Unit, and the Rhode Island Community  Living and Supports System (“RICLAS”), or through contracts with private, non-profit hospitals, and agencies. BHDDH organizes, sets standards for, monitors and funds programs primarily according to the nature of a client’s disability. BHDDH’s behavioral health services help people who have psychiatric disorders and severe mental illness, such as manic depression or schizophrenia.  BHDDH’s developmental disabilities services assist people with disabilities like cerebral palsy, epilepsy, autism, behavioral problems and other physical and mental conditions. BHDDH hospitals provide long-term care for people who need medical treatment and nursing care for problems associated with chronic illness. BHDDH also provides substance abuse prevention and treatment services, in addition to gambling addiction services.

Department of Health

The Department of Health is responsible for the health of the citizens of Rhode Island and as such makes investigations into the causes of disease, the prevalence of epidemics and endemics among the people, the sources of mortality, the effect of location, employment and other conditions, ascertain the causes and the best means for the prevention and control of diseases or conditions detrimental to the public health. The Department of Health also operates the State laboratory and the Medical Examiner’s Office.

Education

Education includes elementary and secondary education and higher education, as well as arts funding, historical preservation and heritage support and atomic energy commission research activities.

The 17-member Rhode Island Board of Education (the “Board of Education”) is responsible for pre-school through postsecondary education in the State. Within the Board of Education are two councils, the Council on Elementary and Secondary Education and the Council on Postsecondary Education. Each of the councils focuses on regulatory and governance issues that pertain to their respective area.

Council on Elementary and Secondary Education

The Council for Elementary and Secondary Education is responsible for the formulation and implementation of State-wide goals and objectives for elementary, secondary and special populations education and for the allocation and coordination of various educational functions among the educational agencies of the State and local school districts. The Council also establishes education aid reimbursement payments to local school districts, operates the Rhode Island School for the Deaf, the Metropolitan Career and Technical School (the “Met School”) and William M. Davies, Jr. Career and Technical High School (“Davies”), and supervises the State’s vocational-technical schools. The Council also operates the Central Falls School District. The Council appoints a Commissioner of Elementary and Secondary Education to serve as its chief executive officer.

State Takeover of Providence Public School District

The State, acting through the Board of Education and the Rhode Island Department of Education (“RIDE”), oversees the performance of schools and school districts that receive education aid funding. This oversight role includes adopting statewide standards for student performance, and annually assessing the performance of individual schools and school districts against such statewide standards. Pursuant to RIGL Section 16-7.1-5 (the “Crowley Act”), the State is required to intervene when a school or school district continually falls short of performance standards. State intervention initially consists of support and technical assistance.

In connection with its oversight role, RIDE identified the Providence Public School District (the “PPSD”) as consistently among the lowest performing districts in the State, based on objective criteria such as academic proficiency, absenteeism and graduation rates. Pursuant to the Crowley Act, the State, in collaboration with the PPSD, attempted to improve the PPSD through operational, policy and financial support, all of which were unsuccessful.

In May 2019, following the release of standardized test scores showing low levels of English and math proficiency among PPSD students, RIDE engaged the Institute for Education Policy at Johns Hopkins University (the “Institute”) to conduct a review of the PPSD to identify the challenges impeding reform efforts. The Institute’s review included a study of academic outcomes, observation of classroom instruction and interviews with students, teachers, administrators and community members. After completing its review, the Institute released a report in June 2019 (the “Hopkins Report”), which identified systemic deficiencies in the performance of the PPSD, including with respect to governance structure, management, health and safety, facilities, curriculum and academic instruction. The Hopkins Report concluded that such deficiencies were the cause of widespread unsatisfactory academic outcomes for PPSD students and demoralized teachers, staff, administrators and parents.

Pursuant to a decision and order of the Commissioner of RIDE dated October 15, 2019 in response to the Hopkins Report, the State assumed governance and management responsibility for the PPSD effective November 1, 2019. The State will appoint a “turnaround superintendent” to manage PPSD operations and develop and implement a long-term improvement plan for at least the next five years.

In connection with its takeover of the PPSD, the State may be responsible for budget deficits and other costs relative to the PPSD, subject to the State appropriations and budget process. The extent of such costs is unknown at this time.

Council on Postsecondary Education

The Council on Postsecondary Education is responsible for the formulation and implementation of broad goals and objectives for public higher education in Rhode Island, including a comprehensive capital development program. In addition, the Council holds title to all public higher education  institutions of the State, which include the University of Rhode Island, Rhode Island College, and the Community College of Rhode Island (collectively, the “State Colleges”). Although there is institutional autonomy, the Council is responsible for general supervision of public higher education, including adoption and submittal of the State higher education budget, property acquisition and management and approval of organizational and curriculum structures. The Commissioner of Postsecondary Education is appointed by the Council to serve as chief executive officer of the Council. RIHEBC issues  revenue bonds from time to time on the Council’s behalf to finance various capital improvements for the State Colleges, which revenue bonds are supported by certain revenues derived by the State Colleges and/or certain appropriations made by the State to the State Colleges.

Effective February 1, 2020, a new Board of Trustees for URI will be established. This new Board will assume all powers and authority currently maintained by the Board of Education and Council on Postsecondary Education. The new Board of Trustees will consist of seventeen (17) members to be initially appointed by the Governor with the advice and consent of the Senate. The Council on Postsecondary Education will continue to oversee Rhode Island College and the Community College of Rhode Island.

Public Safety

Public Safety includes those agencies responsible for the safety and security of the citizens of Rhode Island. Agencies included in this area of State government are the Department of Public Safety, the Department of Corrections, the Judicial Department, and the Attorney General’s office.

Department of Public Safety

The Department of Public Safety is comprised of the following agencies: State Police, E-911 Emergency Telephone System, Municipal Police Training Academy, Division of Sheriffs, Capitol Police, Central Management Office and the Public Safety Grant Administration Office. The Director of the Department of Public Safety also serves as the Superintendent of the Rhode Island State Police.

Department of Corrections

The Department of Corrections is responsible for the confinement of sentenced and pre-trial adult offenders, the provision of various programs to encourage and assist offenders in modifying their behavior, and the provision of custody and program services for offenders sentenced or otherwise placed in community supervision.

The Department of Corrections is made up of two main programmatic areas, Institutional Corrections and Community Corrections. Institutional Corrections includes seven separate facilities and associated support services. Within Community Corrections are Probation and Parole, the Home Confinement Unit, a Risk Assessment Unit and the Furlough Program. Also included within the Department of Corrections budget, but with independent decision-making authority, is the State Parole Board.

The Department of Corrections also operates the Central Distribution Center, which purchases and warehouses food and other supplies for redistribution to State agencies and operates the Correctional Industries Program which employs inmates to manufacture various products or provide services to State and local agencies and non-profit organizations.

Natural Resources

Natural Resources includes those agencies responsible for protecting the natural and physical resources of the State and regulating the use of those resources. Agencies included in this area of State government are the Department of Environmental Management and the Coastal Resources Management Council.

Department of Environmental Management

The Department of Environmental Management (“DEM”) has primary responsibility for environmental programs and bureaus of the State. DEM is charged with the preservation and management of Rhode Island’s forests, parks, beaches, farms, fisheries and wildlife and with monitoring, controlling and abating air, land and water pollution. In addition, DEM plans, licenses and enforces laws regulating refuse and hazardous waste disposal, pesticides, individual sewage disposal systems, and non-coastal freshwater wetlands. DEM also works with the Coastal Resources Management Council to protect the State’s coastline and with the Water Resources Board and Department of Health to protect watersheds and ensure sufficient drinking water supplies. DEM is responsible for operating all State parks, beaches, and recreation facilities

including bathing areas, public campsites, historical sites and more than 40,000 acres of public land.   DEM also operates commercial fishing ports in Galilee and Newport that house most of the State’s commercial fishing fleet. DEM administers grant and loan programs for municipal and non-profit organizations, and anti-pollution, open space, and recreational development and farmland acquisition programs.

Transportation

Transportation comprises the road construction, road maintenance, mass transit, and planning activities of RIDOT. The Department administers the Intermodal Surface Transportation Fund and within the Fund, the RIHMA, to fund transportation expenditures from dedicated user-related revenue sources. This highway fund concept has the advantage of relating the funding of transportation projects to those who utilize the services provided by those projects, by means of financing mechanisms paid directly by those end-users. This concept is also intended to provide a stable revenue stream to enable transportation projects to be financed on a pay-as-you-go basis.

Department of Transportation (RIDOT)

RIDOT is responsible for the integration of all modes of transportation into a single transportation system. RIDOT is organized to carry out its responsibilities for the construction and maintenance of all State roads, bridges, transportation facilities (other than those operated and maintained by RITBA), and the administration of State and federal highway construction assistance programs.

Financial Assistance and Oversight of Local Governments

Local Tax Relief

Starting in FY 2000, the local property tax levy on motor vehicles and trailers was to be phased out over seven years (subject to annual review and appropriation by the General Assembly) by providing increasing mandated exemptions against the assessed value of all motor vehicles. Local communities were to be reimbursed by the State for the value of the exempted amounts. The program was modified in subsequent legislative sessions. The General Assembly reduced the minimum mandatory exemption required to $500 (from $6,000) and appropriated $10.0 million annually for this program for FY 2011 through FY 2017.

In the 2017 Session, the General Assembly enacted changes to the Motor Vehicle Excise Tax Reimbursement Program that will end the ability of municipalities and Lincoln fire districts to tax motor vehicles over time, ultimately allowing no tax in FY 2024. The City of East Providence and Saylesville Fire District commenced the phase out one year later due to local use of a different fiscal year. Municipalities will be reimbursed by the State for the lost tax revenues. The minimum exemption and discount to the retail value will grow over a period of six years until the tax is no longer levied. The FY 2020 Budget includes $56.3 million for this program, based on the most recent tax roll data provided by municipalities at the time the estimate was generated.

State Aid to Local Communities

Education Aid

The largest category of State aid to cities and towns is assistance programs for school operations and school construction.  In addition, the State makes contributions to the Employee Retirement System  of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost  of funding retirement benefits for teachers.

In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula distributes education aid spending  among  school districts, State-operated schools, and charter schools. For school districts that receive more money under the new formula, the increase was phased in over seven years (through FY 2018). For school districts that receive less money under the new formula, the decrease is being phased in over ten years (through FY 2021). The funding formula aid program disburses funding to communities based on many factors, including wealth of the community, the average daily number of students in the community’s schools, and the number of children in the community’s schools who are eligible for free or reduced-price meals.

In 2015, the General Assembly created the School Building Authority under the Department of Elementary and Secondary Education, and RIHEBC is charged with administering the School Building Authority Capital Fund. The School Building Authority is a funding mechanism designed to provide upfront funding for school projects. In 2018, voters approved $250.0 million in general obligation bonds to fund the School Building Authority Capital Fund.

In FY 2020, not including aid to State-operated schools, the General Assembly enacted $945.5 million in education aid to local school districts and charter schools through the funding formula ($983.2 million with the inclusion of formula aid to the State-operated Davies, the Met School, and the Rhode Island School for the Deaf). Included in this amount are Stabilization Funds to restore the State aid reduced due to the ten-year transition of the funding formula for the Davies, the Met School, and the Central Falls School District (currently, the State pays 100% of the local contribution for Central Falls).

In addition to redistributing current aid levels, the formula establishes nine categories of funding outside of the core formula amount. These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula. Under these categories, the State will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, the amount of the cost of any special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program), density aid support for Local Education Authorities (“LEAs” or districts) that send more than 5.0% of their total enrollment to schools of choice, 50.0% of costs associated with LEAs hiring new School Resource Officers, and support for English learners for new and innovative programs. Prior permanent bonuses for regionalized school districts were replaced with temporary bonuses that phase out over two years. The State appropriated aid totaling $37.5 million for these categories in the FY 2019 Revised Budget.

There are also a handful of aid categories still being funded that pre-date the funding formula. In FY 2020, the General Assembly enacted general aid support of $4.6 million for internet access, administering the school breakfast program, textbooks for non-public schools, aid to the State’s recovery high school, and for a payment based on the number of group home beds in each community.

In addition to funding of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations. Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter. The level for each individual community is based upon the relationship between student enrollment and community wealth and takes into consideration the relative weight of school debt in the particular city or town to its total debt. The definition of reimbursable expenditures includes capital expenditures and debt service made through a capital lease or lease revenue bonds or from a municipality’s capital reserve account. The State appropriated $80.0 million for this category in the FY 2020 Budget.

The final major category of State aid is State funding of teachers’ retirement costs. Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the State. Effective July 1, 2012, there is a defined contribution plan, which features both employer and employee contributions. For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%. These payments are made directly to the Employees Retirement System of Rhode Island. The only public-school teachers who do not participate in this system are those at State-operated schools that are staffed by State employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and the Metropolitan Career and Technical School. The FY 2020 Budget includes $112.3 million in State share contribution based on projected expenditures.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (“PILOT”) program and distressed communities aid program.

Payment in Lieu of Taxes

The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties. Eligible properties included in this program are private, non-profit institutions of higher education, non-profit hospitals, State owned and operated hospitals, veterans’ residential facilities, and correctional facilities occupied by more than one hundred residents. The FY 2020 Budget includes $46.1 million for this program. Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls. Article 2 of the FY 2015 Appropriations Act also made changes to the distribution of appropriations under the program to allow for the issuance of the payment on July 31st or following receipt of a municipality’s assessment data for the following year’s fiscal payment, whichever is later. This change went into effect as of July 1, 2015.

Distressed Communities Relief Fund

The State makes payments to communities identified as distressed based upon criteria established by RIGL Section 45-13-12. Based on this criteria, the following municipalities are expected to receive distressed communities funds in FY 2020: Central Falls, Cranston, Johnston, North Providence, Pawtucket, Providence, West Warwick and Woonsocket. Most funds are distributed based on the ratio of an eligible municipality’s tax levy to the total tax levy of all eligible municipalities. When a community falls out of the program, it receives a one-time transition payment of 50% of the prior year requirement, exclusive of any reduction for first year qualification. When a new community qualifies for the program, that community receives 50% of current law requirements for the first year. The remaining 50% is distributed to the other distressed communities proportionately. Since Johnston no longer qualifies for the program for FY 2020, it will receive a transition payment. Appropriations of $12.4 million for the Distressed Communities Relief Fund are included in the FY 2020 Budget.

Library Aid

State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library. A portion of library aid is disbursed directly to local libraries, including private libraries, with the remainder disbursed to the individual cities and towns. Appropriations of $9.4 million are included in the FY 2020 Budget. The FY 2020 Budget also includes an appropriation of approximately $1.9 million to provide reimbursement to cities and towns for debt service in the construction of libraries.

Other Aid

Rhode Island also distributes to communities the proceeds of a state-wide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. Funds collected from this tax are distributed to cities and towns within the State, based on the ratio of the city or town population relative to the population of the entire State; the FY 2019 Revised Budget  includes an estimated $13.3 million to be distributed.

The State also distributes a 1.0% meals and beverage tax per the proportion of that tax collected  in each community. For the FY 2020 Budget, the meals and beverage tax is estimated at $29.8 million. Similarly, the State distributes a 1.0% local hotel tax, as well as a 25.0% local share of the State 5.0% hotel tax which, when combined, provide municipalities a 2.25% gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality. In the FY 2020 Budget, an amount of $10.5 million from these hotel taxes is estimated to be distributed.

The State also provides funds through the Airport Impact Aid program to cities and towns that host airports and expects to distribute a total of $1.0 million in FY 2020.

General Fund Operating Results and Free Surplus

State law provides that all unexpended or unencumbered balances of general revenue appropriations, whether regular or special, shall lapse to General Fund surplus at the end of each fiscal year, provided, however, that such balances may be reappropriated by the Governor in the ensuing fiscal year for the same purpose for which the monies were originally appropriated by the General Assembly. By law, unexpended balances of the Judicial and the Legislative branches are reappropriated at their request. Free surplus is the amount available at the end of any fiscal year for future appropriation by the General Assembly.

The Governor is required to submit a balanced budget. The General Assembly is also required to enact a balanced budget.

The Budget Office is required to prepare quarterly reports which project the year-end balance assuming current trends continue under current laws, and the typical cyclical expenditure patterns prevail over the course of the year. These consolidated reports are released within forty-five days of the end of each of the first three quarters of the fiscal year.

The Budget Officer is also a principal in the REC, which is held each November and May to estimate revenues and caseloads for the current fiscal year and the budget year. The REC was created in 1990 to provide the Governor and the General Assembly with estimates of general revenues. The principals of the REC are the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three. The principals hear testimony from the State’s outside economic consultant, IHS Markit, on economic forecasts for the United States and the State. The REC is required by statute to meet at least twice a year (specifically, November and May) but can be called at any other time by any member. The principals must reach consensus on revenues. In 1991, the Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the REC, was established to adopt welfare and medical assistance  caseload estimates.

Also, the Budget Office is required to publish five-year forecasts of expenditures and revenues for submission to the General Assembly as part of the annual budget process. Historically, such forecasts have generally projected that expenditures will exceed revenues in future fiscal years, at times by substantial amounts. In connection with the submission of the FY 2020 recommended budget on January 17, 2019, the Budget Office published its five-year forecast from a base year of FY 2020 through FY 2024 (based on the

FY 2020 recommended budget and revenue forecasts from the November 2018 REC), in which it forecasted deficits of $79.8 million in FY 2021, $115.2 million in FY 2022, $180.0 million in FY 2023 and $277.3 million in FY 2024. These estimates consider the potential impact of implementation of gaming in Massachusetts and the potential loss of revenue to Rhode Island's two gaming facilities. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e., taxes, fines, fees, etc.) will be required and/or expenditure controls will be put into effect.

FY 2019 Preliminary Unaudited Closing

The State Controller issued the FY 2019 Preliminary Unaudited Closing Statements on August 30, 2019. These statements reflected a general fund surplus of $29.2 million, which was $3.7 million greater than assumed in the final FY 2019 enacted budget. General revenue receipts were $2.1 million higher than estimated, with personal income tax up $9.8 million and business corporations tax down $9.8 million. Insurance Companies tax was up by $6.2 million and sales tax up by $8.1 million. General revenue expenditures were $12.0 million less than budgeted, with the largest surplus the General Assembly at $9.7 million, followed by $2.4 million in BHDDH and $1.6 million in EOHHS. These surpluses were offset by deficits in DCYF ($3.3 million) and the Department of Administration ($1.6 million). The Budget Reserve and Cash Stabilization account was fully funded at $203.7 million.

FY 2020 Enacted Revenues

Total General Revenue

The FY 2020 Budget estimates general revenues of $4.179 billion, an increase of 3.9% from the preliminary FY 2019 amount. Enacted FY 2020 general revenues comprise $3.952 billion, as estimated at the May 2019 REC, plus an additional $226.3 million based on statutory changes adopted by the General Assembly.

Personal Income Tax

The personal income tax is the largest source of general revenues with $1.427 billion in the FY 2020 Budget; reflecting anticipated growth of $33.0 million or 2.4% from preliminary FY 2019 revenue.

General Business Taxes

Business corporations tax revenues are estimated to reach $164.0 million in the FY 2020 Budget; reflecting anticipated growth of $9.3 million or 6.0% from preliminary FY 2019 revenue.

Insurance company gross premiums tax revenues are projected to reach $119.7 million, an increase of $175,238 from the FY 2020 estimate of the May 2019 REC. This increase results from a collection of EOHHS initiatives. The following initiatives will each decrease insurance company gross premiums tax revenues by the indicated amounts: (1) 1.0% nursing home cost-of-living-adjustment ($11,182); (2) hospital rate freeze ($279,531); (3) managed-care organization performance goal program repeal ($102,758); (4) C-section birth reduction ($5,700); (5) Office of Internal Audit ($127,201), and (6) increase RIte Share enrollment ($47,698). The following initiatives will increase insurance company gross premiums revenue by the indicated amounts: (1) return hospital rate to current law ($279,531), and (2) hospital rate increase ($469,777).

The projected health care provider assessment is $45.4 million, a decrease of $681,767 from the FY 2020 estimate of the May 2019 REC. This decrease results from two EOHHS initiatives that will decrease revenue by the corresponding amounts: (1) 1.0% nursing home cost-of-living-adjustment ($379,267); and (2) technical correction to hospice and nursing facilities ($302,500).

The FY 2020 Budget anticipates revenues totaling $130.6 million for the public utilities gross earnings tax, the financial institutions tax and the bank deposits tax, the same levels as estimated at the May 2019 REC.

Sales and Use Taxes

Sales and use taxes revenues are expected to yield $1.180 billion in the FY 2020 Budget, reflecting anticipated growth of $54.8 million or 4.9% from preliminary FY 2019 revenue. Sales and use tax revenue in the FY 2020 Budget is expected to increase by $7.5 million more than the estimate adopted at the May 2019 REC. This increase is attributable to the following initiatives, each of which will change revenues by the corresponding amounts: (1) applying sales and use tax to video, music and audio digital products ($2.6 million increase); (2) exempting feminine hygiene products from sales and use tax ($617,211 decrease); and (3) exempting urns from sales and use tax ($75,000 decrease). Additionally, the FY 2020 Budget amended the Rebuild RI tax credit program (“Rebuild RI”), a real estate financing program run by the Commerce RI. Formerly, projects qualifying for Rebuild RI tax credits were also able to take advantage of sales tax exemptions on building and furnishing materials. While Rebuild RI credits were paid out of an appropriated fund, sales tax exemptions decreased sales and use tax general revenue. The FY 2020 Budget mandated that sales tax exemptions for Rebuild RI be paid out of the appropriated Rebuild RI fund going forward. The revenue estimates generated at the May 2019 REC assumed a $5.6 million decrease in sales and use tax revenue due to Rebuild RI sales tax exemptions. This decrease was reversed in the FY 2020 Budget given that the sales tax exemptions will now be accounted for as a reimbursement from the Rebuild RI Fund.

Excise Taxes (Other than Sales and Use Taxes)

The FY 2020 Budget includes excise taxes (other than sales and use taxes) of $159.4 million, reflecting no change from the May 2019 REC.

The FY 2020 Budget includes cigarette excise taxes of $135.0 million, reflecting no change from the May 2019 REC.

Revenues for the alcohol excise tax of $21.4 million remain at the same level as the FY 2020 estimate adopted at the May 2019 REC.

Other Taxes

Revenues for the estate and transfer tax, racing and athletics tax and realty transfer tax, totaling $52.6 million, remain at the same levels as the FY 2020 estimate adopted at the May 2019 REC.

Departmental Receipts

The FY 2020 Budget includes $451.5 million in departmental receipts revenues, $200.5 million more than the FY 2019 estimate of the May 2019 REC and reflecting anticipated growth of $34.7 million or 8.3% from preliminary FY 2019 revenue. This growth is attributable to increased revenues in the budget categories of licenses and fees, fines and penalties, sales and services, and miscellaneous.

Licenses and Fees. Licenses and fees revenues growth is expected from the following changes, each of which will increase revenues by the corresponding amounts: (1) reinstituting the hospital licensing fee on the hospital FY 2018 base year at a rate of 6.0% ($193.8 million); (2) increasing the authorized number of licensed medical marijuana compassion centers from three to nine ($3.0 million); (3) increasing the debt collection license fee to $750 ($577,850) and increasing the annual registration fee for mortgage loan originators to $400 ($1.2 million), (4) increasing the beverage container case fee to $0.08 per case ($2.1 million), (5) increasing DEM campground fees by at least 100% ($495,539), (6) increasing the hard-to-dispose tax by 100% ($1.0 million), (7) increasing other DEM fees ($74,979), and (8) increasing oversize/overweight vehicle permit fees ($501,840). In addition, the FY 2020 Budget proposes separated E-911 fees into a restricted receipt account, resulting in a loss of $5.6 million in general revenue.

Fines and Penalties. No changes to the adopted May REC estimate for fines and penalties were included in the FY 2020 Budget.

Sales and Services. Delaying the motor vehicle license plate reissuance from January 2020 to June 2020 is expected to decrease revenues by $1.8 million.

Miscellaneous. The FY 2020 Budget includes the transfer of $5.0 million in Attorney General settlements into the general fund from escrow and restricted receipt accounts.

Other Sources

The FY 2020 Budget includes the other sources component of general revenues total of $448.4 million, an increase of $27.1 million or 6.4% from preliminary FY 2019 revenue, and $18.8 million above the $429.6 million FY 2020 estimate adopted at the May 2019 REC. Other sources of general revenue are comprised of the lottery transfer, other miscellaneous revenues and the unclaimed property transfer.

The FY 2020 Budget includes four transfers of excess reserves from quasi-governmental entities into the general fund: $4.0 million from RIIB, $1.5 million from RISLA, $1.5 million from RI Housing, and $1.2 million from the Quonset Development Corporation. The FY 2020 Budget also includes a transfer of $5.0 million from the First Wave Closing Fund of Commerce RI.

The FY 2020 Budget also includes increased revenues of $750,000 from adding a lawyer and a case management system to the DOR’s Central Collections Unit.

The FY 2020 Budget also includes $4.9 million in general revenue which is a transfer from the RIHMA. The FY 2020 Budget requires that 5.0% of RIHMA resources be transferred to the general fund annually.

Lottery revenues are anticipated in the amount of $412.8 million, reflecting growth of 3.9% from preliminary FY 2019 revenues.

FY 2020 revenues for the unclaimed property transfer in the amount of $9.9 million remain at the same level as adopted at the May 2019 REC.

November 2019 Estimating Conferences

November 2019 Caseload Estimating Conference

The November 2019 Caseload Estimating Conference (the “November 2019 CEC”) was held on November 5, 2019 and resulted in updated estimates for cash assistance caseload and medical assistance expenditures for FY 2020 and initial estimates for FY 2021. In comparison to the FY 2020 Budget, the adopted estimate for FY 2020 decreases expenditures for cash assistance by $1.6 million and medical assistance by $22.4 million, resulting in total expenditures of $2,561.2 million. The estimated decrease in cash assistance expenditures assumes reduced costs for child care subsidies and payments the State provides to eligible low income individuals (age 65 or older, blind or disabled) to supplement benefits received under the federal Supplemental Security Income (“SSI”) program. The estimated decrease in medical assistance expenditures assumes lower enrollment in managed care plans, fewer individuals receiving the curative treatment for Hepatitis C and increased expenditures for long term care services. In addition, managed care caseloads have declined over the past year due to improvements in the functionality of the RI Bridges system. As a result, the adopted estimate for managed care expenditures in FY 2020 is $28.7 million less than the FY 2020 Budget, offset by a $12.3 million increase in long term care costs.

FY 2021 costs are estimated at $2,586.0 million, an increase of $2.4 million as compared to the FY 2020 Budget. This increase includes an additional $1.9 million for medical assistance and $0.5 million for cash assistance. Included in the FY 2021 estimate is $77.8 million for DSH (defined below) payments (comprised of federal and state monies), a decrease of $64.5 million from the FY 2020 Budget.

Under the Disproportionate Share Hospital (“DSH”) program, payments are made to hospitals that serve a large number of Medicaid recipients and uninsured individuals. DSH payments are funded by the federal government, with states providing matching funds. The federal government is planning to phase out this program commencing in FY 2021. As a result, in FY 2021 DSH payments to hospitals will be reduced by $64.5 million; of this amount, $30.6 million of state matching funds will not be expended. If Congress were to postpone the DSH payment reduction for FY 2021, the state matching funds would be restored.

The $64.5 million reduction in DSH payments is expected to be offset by estimated increases in FY 2021 expenditures for managed care ($56.0 million), long-term care ($17.1 million), other medical assistance programs ($14.1 million) and cash assistance ($2.1 million). The increase in managed care costs is due in part to a fee imposed by the ACA on health insurers, which will result in increased rates paid by the State to its Medicaid managed care providers, United Healthcare and Tufts ($17.1 million). Overall, medical and cash assistance expenditures in FY 2021 are estimated to increase by $24.8 million as compared to FY 2020.

General revenue expenditures are estimated to decrease by $12.5 million for FY 2020 as compared to the FY 2020 Budget, then increase by $5.4 million in FY 2021. Long term care expenditures are estimated to be $440.4 million in FY 2020 ($12.3 million higher than the FY 2020 Budget), then increase to $457.5 million in FY 2021.

November 2019 REC

The November 2019 Revenue Estimating Conference (the “November 2019 REC”) was held on November 8, 2019 and resulted in updated revenue estimates for FY 2020 and initial estimates for FY 2021. The conferees estimated general revenue receipts of $4,178.8 million in FY 2020, an increase of $71,329 as compared to the FY 2020 Budget. Personal income taxes are estimated to be $15.0 million higher, sales and use taxes $11.7 million higher, and inheritance and gift taxes $25.4 million higher than previously estimated. These gains are offset by decreases in general business taxes of $14.4 million and lottery revenues of $35.7 million. The decline in lottery revenues in primarily attributable to declines in VLT and table game revenue at Twin River, which has seen a greater than anticipated impact from the opening of Encore Boston Harbor. In addition, revenues from sports betting are estimated at $13.3 million less than the FY 2020 Budget due to slower than anticipated growth in remote or online wagering.

Estimates for FY 2021 resulted in projected revenues of $4,241.6 million, $62.8 million higher than the updated FY 2020 estimate. This increase was mostly due to a $53.9 million increase in projected personal income tax revenue and a $47.7 million increase in projected sales and use tax revenue, offset by declines of $15.2 million in inheritance and gift taxes, $33.5 million in departmental receipts and $16.3 million in other miscellaneous revenues. The decline in departmental receipts estimated for FY 2021 is largely due to the statutory reduction of the hospital licensing fee from 6.0% to 5.0% of hospital revenues for FY 2021 as compared to FY 2020. The decline in other miscellaneous revenues is due to certain one-time transfers from quasi-public state agencies occurring in FY 2020 but not estimated by the conferees for FY 2021.

FY 2020 Enacted Expenditures

The General Assembly enacted a budget with total expenditures of $9,970.6 million, which is $397.9 million more than enacted by the 2018 General Assembly for FY 2019 and $40.6 million more than the Governor recommended for FY 2020. The enacted budget contains $4,077.6 million from general revenues, which is $169.4 million more than originally enacted for FY 2019 and $2.5 million more than the Governor recommended.

The General Assembly enacted several measures to address administrative adherence to budget control laws by requiring additional reporting if a quarterly report forecasts a deficit and prohibiting the State Controller from authorizing payments for additional staff, contracts, or purchases for any agency expected to overspend its budget with exceptions for immediate health and safety needs.

The enacted budget includes $4.7 million of undistributed savings from three initiatives. This includes $2.0 million from detection of fraud and waste, $1.0 million in overtime savings and $1.7 million from injured on duty reform, applicable to state employees. The savings are budgeted as a negative expenditure in the Department of Administration, with the expectation that these savings will be distributed to affected state agencies as part of the FY 2020 supplemental budget.

The FY 2020 Budget includes expenditures and new initiatives as described below.

Rebuild Rhode Island Tax Credit. The enacted budget requires Commerce RI to create separate and streamlined application processes for specified projects and facilitates the inclusion of participants of the 2013 Historic Structures Tax Credit program. Certain historical structures and projects with a manufacturer are exempted from the minimum square footage and minimum project costs. The enacted budget also raises the program cap from $150.0 million to $210.0 million, with sales and use tax exemptions now subject to both the individual project cap and aggregate program cap and extends the sunset date of the program by six months to December 31, 2020. The enacted budget also establishes a separate $25 million project cap outside the aggregate program cap for the projects approved for parcels 42 and P4 within the I-195 Redevelopment District. The enacted budget includes an appropriation of $10.0 million to continue payments into the fund to support the redemption of credits.

Wavemaker Fellowships. The enacted budget includes $1.2 million from general revenues for continued funding of the student loan forgiveness program enacted by the 2015 General Assembly. It provides up to four years of loan forgiveness for an associate, bachelor or a graduate degree in the fields of natural or environmental sciences, computer technology, engineering or medicine. Recipients must work at least 35 hours per week for an employer located in the state; two-thirds of the awardees must be permanent residents of the state. The enacted budget also extends the sunset date for this program from June 30, 2020 to December 31, 2020.

Economic Development Districts and I-195 Redevelopment. The enacted budget authorizes the General Assembly to establish new development districts overseen by a seven-member commission charged with planning and regulating development of contiguous tracts of developable or state-owned land of 20 acres or more. The budget designates the I-195 Commission as such a district and removes the requirement for projects on its land to be subject to Providence’s comprehensive plan and zoning ordinances.

Small Business Development Fund. The enacted budget authorizes a new investment fund, to be administered by Commerce RI, intended to develop 10-year plans that leverage investments from insurance companies with tax liabilities within the state and other private investments to create or retain jobs.

Businesses eligible to receive investments from the fund would have fewer than 250 employees, net income of less than $15.0 million in the prior year, and 60.0% of its employees, or at least 60.0% of its payroll expenses located within Rhode Island. It also establishes a tax credit against insurance tax liabilities, which will be provided to insurance companies in exchange for making investments in the new investment fund.

Market Stability and Reinsurance Initiative. The General Assembly concurred with the Governor’s proposal to establish a Reinsurance Program to provide stability in the individual insurance market. The enacted legislation imposes a penalty for individuals who do not have health insurance coverage, with certain exemptions and would be effective on January 1, 2020. The penalty would be collected by the Tax Administrator and would be deposited into a restricted receipt account. The funds would be used to provide reinsurance to health insurance carriers, as a means of ensuring that premiums and administrative costs do not increase drastically.

Health Reform Assessment. The General Assembly also adopted legislation to decouple the State’s premium assessment upon those insurers offering products on the Rhode Island Health Benefit Exchange from the rate charged for federally facilitated marketplaces. The legislation establishes the current 3.5% fee in statute, effective January 1, 2020.

Motor Vehicles Excise Tax. The enacted budget finances the Motor Vehicles Excise Tax and phase-out program at $94.3 million for FY 2020. The General Assembly did not concur with the Governor’s proposal to slow down the phase-out, which was restarted in 2017. For FY 2020, enacted funding is $39.5 million more than FY 2019 enacted and $16.3 million more than recommended by the Governor; changes include increasing the minimum exemption from $2,000 to $3,000, lowering the assessed value from 90.0% to 85.0%, and lowering the tax rate cap from $50 to $35, per $1,000. As of FY 2018, cars older than 15 years are no longer taxed.

Education Funding Formula Assumptions. The enacted budget finances the ninth year of the education funding formula adopted by the 2010 General Assembly. The calculation for FY 2020 uses March 15, 2019 student enrollment data adjusted for FY 2020 projected charter school enrollments, a per pupil core instruction amount of $9,871 and state share ratio variables updated with June 30, 2018 data. Funding increases for districts that received more state support have been fully phased in, and aid to districts that are receiving less state funding is still being phased in.

FY 2020 Formula Education Aid. The enacted budget includes $969.8 million for school formula aid for school districts, including Central Falls, the Metropolitan Career and Technical School, Davies Career and Technical School and charter schools pursuant to the funding formula. This is $33.4 million more than FY 2019 enacted and includes $8.0 million in stabilization funding for Central Falls, to stabilize the school district until the city can begin to pay its local share. The enacted budget also restores $1.3 million of savings included in the Governor’s budget from shifting education costs for students at the training school to districts and $1.9 million to hold districts harmless for a data error used in the calculation of FY 2019 aid.

Early Childhood/Pre-Kindergarten. The education funding formula allows for additional resources from the state to increase access to voluntary, free, high-quality pre-kindergarten programs. The enacted budget includes $14.9 million from general revenues, which is $7.5 million more than FY 2019 enacted from all sources of funds and $8.6 million more from general revenues. This category of aid was used as a match for a federal preschool expansion grant, which expired in FY 2019.

The total funding includes $12.0 million to fully fund the current program of 60 pre-kindergarten classrooms that were supported by general revenues, federal funds, and permanent school funds in FY 2019, as well as for contracted program evaluation and professional development. It also includes $2.9 million to expand access to high quality pre-kindergarten seats. The additional funding is expected to allow for increased capacity in the current state-run classrooms up to 20 students, at least 10 new classrooms, and extend the school day for some students in the federal “Head Start” program. Funding will allow for hundreds of new high quality, pre-kindergarten seats above the current 1,080. The General Assembly did not adopt legislation for an unlimited expansion. Rather, it required that funding be prioritized for four-year-olds whose family income is at or below 185.0% of FPL.

Unified Health Infrastructure Project (UHIP). The General Assembly provided $109.3 million in FY 2020 for direct support and expenses of UHIP in the EOHHS, DHS and HealthSource RI’s budgets. The FY 2020 Budget assumes receipts totaling $33.2 million from a settlement with Deloitte to offset state costs for the project. This impacts the budgets of the EOHHS, DHS and HealthSource RI. A settlement was reached in April 2019 that includes a $50 million payment.

Hospital Licensing Fee. The General Assembly included $193.8 million in revenues from extending the 6.0% hospital licensing fee into FY 2020 using the same two-tiered fee included in FY 2019. The enacted budget also included language to fix the FY 2021 license fee at 5.0%, which would generate $161.5 million in revenue or $32.3 million less than FY 2020.

Rhode Island Works. The General Assembly enacted legislation amending the restrictions that currently apply to Rhode Island Works participants eligible to receive a lifetime benefit of 48 months. It eliminates the requirement that the benefit be spread over 10 years, 24 months in two five-year periods, while keeping the maximum limit of 48 months. A participant would be eligible to stay on assistance for four years without interruption. The enacted budget assumes an impact of $189,000 from federal funds.

Developmental Disabilities Services - Direct Support Professional Wage Increase. The enacted budget includes $4.5 million from general revenues matched by Medicaid funds to provide a rate increase to direct support professionals in the privately-operated system for adults with developmental disabilities, effective October 1, 2019. This builds on rate increases included in the FY 2017 and FY 2018 budgets.

Public Higher Education Tuition and Fees. The enacted budget assumes in-state and mandatory fee increases of 3.0% for URI, 7.3% for Rhode Island College, and 3.0% for the Community College of Rhode Island.

RI Promise Scholarship - Community College. The enacted budget includes $7.0 million from general revenues to support the third year of the Rhode Island Promise Scholarship at the Community College of Rhode Island. This adjusts for the 3.0% tuition increase and assumes growth in enrollment over FY 2019.

E-911 to Restricted Receipts. The enacted budget creates a new restricted receipt account to be used exclusively by the Division of E-911 within the Department of Public Safety to be funded by an E-911 specific surcharge on all wired, wireless, and prepaid phone lines, effective October 1, 2019. The E-911 surcharge is $0.50 per wired and wireless line, which is now separate from the revised first response surcharge of $0.50 per wired and $0.75 per wireless line. The General Assembly also repealed the $0.26 cent surcharge on wireless lines that funded the Geographic Information System Technology Fund. These

changes make Rhode Island compliant with Federal Communications Commission regulations. The consumer’s phone bill will have two charges now, but effectively the same amount will be collected.

Injured on Duty Reform. The enacted budget assumes savings of $1.7 million from general revenues from passing legislation to amend the injured-on-duty law as it relates to state employees. It allows a treating physician or an independent medical examiner to certify that a person has reached maximum medical improvement triggering the 60-day clock to apply for accidental disability. Under current law, it must be the treating physician that makes the certification. Current recipients of injured on duty payments will have 90 days starting July 1, 2019 to apply for accidental disability payments, otherwise benefits would be terminated, with some exceptions.

I-95 Viaduct Project. The General Assembly authorized the issuance of $200.0 million in debt through GARVEE bonds to fund the Route I-95 Northbound Providence Viaduct project (the “I-95 Viaduct Project”), which will include replacing four of five bridges in the interchange, six structures will be rehabilitated, and three new structures will be built, separating local and express lanes. Annual debt service will be supported by future federal fund increases allotted to the State.

Toll Revenue. The enacted budget assumes toll revenues $26.0 million in FY 2020 from 12 toll gantries, with four in operation for 12 months, one for ten months, two for nine months, and one each for eight, six, four, three and one months.

Rhode Island Public Transit Authority (RIPTA). The General Assembly adopted legislation to permanently provide RIPTA with an additional $5.0 million from the RIHMA to fund the Authority’s debt service and free-fare program for low income seniors and persons with disabilities.

FY 2020 General Revenue Budget Surplus

FY 2020 First Quarter Report

The State Budget Office issued its statutorily required report on the status of revenues and projected expenditures as of the end of the first quarter of FY 2020 on November 15, 2019. The report reflects a $4.1 million deficit for FY 2020. This projected budget deficit is due to: (i) an opening surplus of $29.2 million; (ii) reappropriations of $10.3 million; (iii) a current year general revenue increase of $0.071 million as determined by the November 2019 REC; (iv) a $0.1 million increase in reserve fund contributions; (v) the closing surplus of $0.5 million anticipated in the FY 2020 Budget; (vi) savings estimated by the November 2019 CEC of $12.5 million; and (vii) $20.8 million in additional spending by state agencies.

The two agencies with the largest projected overspending are DCYF and the Office of Veterans Services. DCYF is projecting a net deficit of $21.9 million, due to increased expenditures of $22.1 million in the child welfare program and $1.3 million in the juvenile corrections services program, offset by savings of $1.4 million in management, legal and administrative costs. The projected increase in the child welfare program is due to increased expenditures for congregate care, foster care, adoption/guardianship subsidies and home-based services. The Office of Veterans Services is projecting an overall deficit of $2.9 million, primarily due to the cost of operations for the Rhode Island Veterans Home nursing and residential care facility. Payroll costs and contracts for services provided by outside vendors are both exceeding enacted appropriations.

The Office of Management and Budget is working with the applicable departments/agencies to identify cost savings where possible and other options to present to the Governor as part of the development of a FY 2020 balanced supplemental budget proposal to be submitted to the General Assembly in January 2020.

FY 2021 Budget Developments

Pursuant to Section 35-3-7 of the RIGL, on January 16, 2020, the Governor is required to submit to the General Assembly a FY 2020 supplemental budget that addresses any current year overspending and a FY 2021 recommended budget that is balanced. In connection with the submission of the FY 2021 recommended budget, the Budget Office will also be updating its five-year forecast. Based on current revenue and expenditure estimates, the Budget Office has projected a deficit for FY 2021 of approximately $180 million to $200 million. The State is evaluating options to address the projected deficit for FY 2021, which may include: (i) increasing revenues collected on a recurring basis (e.g., taxes, fines or fees); (ii) applying non-recurring revenues which may be available to the State, such as available surpluses from State agencies and State quasi-public corporations; (iii) expenditure controls, which may include service and/or workforce reductions and (iv) implementation of program-based savings proposals developed by state agencies. As part of this process, each State agency has been requested to develop a constrained budget request that reduces spending in FY 2021 by approximately 5.0% from FY 2020 levels, adjusted for certain year-over-year changes. The specific steps to be taken to address the projected deficit for FY 2021, which may include these and other options, remain under consideration.

Cash Flow

The State’s cash position has remained positive for the past seven years and has allowed the State to avoid having to issue tax anticipation notes since FY 2012. Projections for the State’s cash position continue to remain positive and the State does not anticipate having to issue tax anticipation notes during FY 2020. Revenues have continued to steadily increase over the past seven years.

State Indebtedness

Authorization and Debt Limits

Under the State Constitution, the General Assembly has no power to incur state debts in excess of
$50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, this limitation has been judged to include all debt of the State for which its full faith and credit are pledged, including general obligation bonds and notes and bonds and obligations guaranteed by the State. However, non-binding agreements of the State to appropriate monies in support of obligations of a public corporation, such as the Capital Reserve Funds (defined below) of Commerce RI and RI Housing, or to appropriate monies to pay rental obligations under state long-term leases, such as the  State’s lease agreements with RICCA, are not subject to this limitation.

Public Finance Management Board and Debt Affordability Study

Public Finance Management Board

The Public Finance Management Board (the “PFMB”) was created during the 1986 Session of the General Assembly to provide advice and assistance to issuers of tax-exempt debt in the State. The PFMB is charged with the responsibility of collecting, maintaining and providing information and advice on state, municipal and regional authorities, agency boards, commissions, public or quasi-public corporations, and fire districts and other special districts having authority to issue revenue or general obligation bonds or notes or various types of conduit debt or enter financing leases. The Chair of PFMB is the General Treasurer of the State, and personnel within the Treasurer’s Office provide staffing. As part of the FY 2017 Appropriations Act, the General Treasurer requested, and the General Assembly approved certain changes to the statutes governing PFMB to require additional reporting on debt from public issuers in the State and to authorize funding to support the creation of a new Office of Debt Management within the General Treasurer’s Office.

Beginning January 1, 2017, PFMB is required to annually report the total amount of public state, regional, municipal, public and quasi-public corporation, and fire district and other special district debt authorized, sold and unsold. PFMB is also required to undertake a Debt Affordability Study (“DAS”), which must include recommended limits for debt capacity at least every two years for each public issuer.

To support these new PFMB functions, the PFMB has amended its rules and regulations and instituted a policy to expand the assessment of its statutory fee of 1/40th of 1% of the principal amount of each debt issuance to the lead underwriter or purchaser of any taxable or tax-exempt debt issue in the State in the amount of $1 million or more. This fee will now also be assessed on refunding issuances. The PFMB has implemented a policy to exclude fees on leases. Taken together, these recent legislative changes empower the PFMB to improve public debt management and oversight in Rhode Island.

The PFMB is also authorized to allocate private activity tax exempt, taxable and/or federal tax credit bond issuance capacity under Section 146 of the Internal Revenue Code of 1986 among all issuers in the State of Rhode Island.

All issuers of debt are required to submit a notice of proposed sale and a notice of final sale to the PFMB. However, failure to do so does not affect the validity of the issuance of any obligation.

Debt Affordability Study-Debt Ratios

In spring 2019, the PFMB issued its second DAS which expanded upon the initial 2017 study by providing not only information on debt and pension liabilities, but also other post-employment liabilities of the State, municipalities and quasi-public agencies in the State. This study is believed to be the first of its kind in the nation to set recommended debt limits that incorporate debt, pension and other post-employment benefits (“OPEB”) liabilities, and the first to include the indebtedness of nearly all public debt issuers in a state, including special districts and quasi-public corporations. The study sets guidelines to protect Rhode Islanders from incurring debt that is out of proportion with the ability of the impacted population to repay.

The PFMB considered several factors in developing the study’s debt affordability targets: for each issuer, the PFMB considered relevant peer comparisons, ratings agency guidance, and legal requirements set forth in statutes and bond indentures. These affordability limits are purely advisory and represent what the PFMB views as prudent levels of indebtedness given the available information.

The PFMB found the debt burden of the State to be manageable, but above many national peers and recommended a slight reduction to the State’s prior debt affordability targets. Most municipal borrowers are found to be borrowing within acceptable limits, but the study notes that some municipal borrowers carry debt and pension liabilities more than their affordability targets. There are also some quasi-public corporations in Rhode Island that are at, or above, their recommended targets.

The PFMB has adopted and from time to time revised Credit Guidelines (the “Credit Guidelines”) for use in evaluating certain elements of the State’s debt burden. The current guidelines as contained in the DAS are as follows: State Tax-Supported Debt to personal income not to exceed 4.0%, and annual debt service to general revenue not to exceed 7.0%. The PFMB will consider revising the Credit Guidelines concurrently with each biennial DAS. In connection with the development of the FY 2020 budget for capital projects, the State estimated net State Tax-Supported Debt to be 3.09% of personal income in FY 2020, and annual debt service to be 5.83% of general revenues in FY 2020. It is anticipated that fluctuations of this ratio over the long-term will be affected by both variations in personal income levels, general revenues and debt issuance. PFMB monitors the total amount of State Tax-Supported Debt, Contingent Obligations (defined below) and Agency Revenue Debt (defined below) in relation to the State’s personal income and general revenues. The Credit Guidelines may be exceeded temporarily under certain extraordinary conditions. The Credit Guidelines provide that if a guideline is exceeded due to economic or financial circumstances, PFMB should request that the Governor and the General Assembly recommend a plan to return debt levels to the Credit Guidelines within five years.

The PFMB also recognizes that it may be appropriate to temporarily exceed affordability targets for quasi-public corporations and municipal entities if increased capital spending is needed to manage emergency situations or revenues are temporarily impaired by economic downturns. However, issuers of public debt should endeavor to return to their target ratios in normal economic circumstances.

Debt Affordability Study-Combined Debt and Pension Ratios

Prior to the 2019 DAS, no state had added a metric accounting for unfunded pension and other post-employment benefits (“OPEB”) liabilities in their debt affordability analysis. However, since rating agencies have incorporated pension ratios in the updated rating methodology for states, other states will likely eventually incorporate a metric accounting for pension and OPEB liabilities.

An annual required contribution (“ARC”) is the actuarially-determined amount (expressed as a dollar amount or percentage of payroll) that a public employer is required to contribute annually to a pension or OPEB plan.  The funding of the ARC is a gauge of the effort states are making to fund such pension or OPEB plans. A state that has paid the ARC in full has met its obligation to cover the benefits accrued that year and to pay down a portion of any liabilities that were not pre-funded in previous years. Assuming projections of actuarial experience hold true, a payment less than the full ARC means the unfunded liability will grow and require greater contributions in future years. The unfunded actuarially accrued liability (“UAAL”) is the appropriate pension and OPEB liability measure since it is the basis for determining a portion of the ARC. In the 2019 DAS, the PFMB recommends the following ratios for its combined debt, pension and OPEB obligations for the State:

•	The PFMB recommends that Net Tax Supported Debt Service + Pension ARC + OPEB ARC to General Revenues not exceed 18%.

•	The PFMB recommends that Debt + Pension Liability UAAL + OPEB UAAL to Personal Income not exceed 12%.

The PFMB also recommends the State continue to fund 100% of its ARC for pension and OPEB plans.

State Direct Debt

State direct debt includes tax anticipation notes (“TANs”) and general obligation bonds. The full faith and credit of the State are pledged to the payment of principal and interest on this debt. If future state revenues are insufficient to make the required principal and interest payments to bondholders and noteholders, the State is legally required by its contract with bondholders and noteholders to raise taxes to meet these obligations.

Tax Anticipation Notes

The State is authorized to borrow in any fiscal year without consent of the people an amount in anticipation of state tax receipts not in excess of 20% of the tax receipts for the prior fiscal year, and may borrow an additional amount in anticipation of all other non-tax receipts not in excess of 10% of such receipts in the prior fiscal year, provided the aggregate of all such borrowings must not exceed 30% of the actual tax receipts during the prior fiscal year. Any such borrowing must be repaid during the fiscal year in which such borrowing took place. No money can be borrowed in anticipation of such receipts in any fiscal year until all money so borrowed in all previous fiscal years shall have been repaid. The maximum amount of borrowing is further constrained by statute such that the aggregate borrowing cannot be more than the amount stipulated by the General Assembly by general law. The full faith and credit and taxing power of the State are pledged to the payment of TANs and interest thereon. The State last issued TANs in FY 2012 and no issuance of TANs is currently planned for FY 2020.

General Obligation Bonds and Bond Anticipation Notes (“BANs”)

The State Constitution provides that the General Assembly has no power to incur state debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above includes all debt of the State for which its full faith and credit are pledged, including general obligation bonds and notes, bonds and notes guaranteed by the State, and debts or loans insured by RII-RBA. Although non-binding agreements of the State to appropriate monies are not subject to this limitation, such agreements must be authorized by law. $464.9 million in general obligation bonds have been authorized but remain unissued at July 1, 2019.

State Tax-Supported Debt

State tax-supported debt (the “State Tax-Supported Debt”) is debt for which the ultimate source of payment is, or may include, appropriations from the State’s General Fund. The State Tax-Supported Debt does not have the full faith and credit of the State pledged to it, but it may have the full faith and credit of another public issuer.

State Tax-Supported Debt is not considered “legal” debt under the State Constitution because the State’s payments on the debt obligations, even if they are the subject of a contractual commitment, are subject to annual legislative appropriation. As a result, voter approval of such debt is not required.

State Tax-Supported Debt includes: (i) lease-purchase financing obligations (structured as certificates of participation (“COPs”)), (ii) certain bonds issued by Commerce RI and RITBA, the primary payment sources for which are State appropriations and (iii) lease revenue bonds issued by RICCA.

Financing Obligations Authorized under Rhode Island Public Corporation Debt Management
Act

Historically, State Tax-Supported Debt has been authorized by special legislation.  Pursuant to the Rhode Island Public Corporation Debt Management Act, Chapter 35-18 of the RIGL, subject to certain limited exceptions, no elected or appointed State official may enter into any financing lease or into any guarantee with any person, and no bonds may be issued or other obligation incurred by any public corporation (other than RISLA, RI Housing and RIIFC, RIIB, NBC, with certain exceptions, RIHEBC) to finance, in whole or in part, the construction, acquisition, or improvement of any essential public facility, without the prior approval of the General Assembly. The General Assembly approves such obligations through the passage of a Joint Resolution by the Senate and the House of Representatives. An “essential public facility” includes roads, bridges, airports, prisons, reservoirs, waste and wastewater treatment facilities, educational facilities, and any other facilities used by any State agency, department, board, or commission to provide services to the public (but excluding personal property).

State Tax-Supported Debt issued by Public Corporations

The following public corporations issue State Tax-Supported Debt:

I-195 Commission. The I-195 Commission is authorized by State law to purchase I-195 surplus land from RIDOT and to plan, implement, administer and oversee the redevelopment of the I-195 surplus properties. Also included in this legislation was authorization for Commerce RI to issue bonds or other obligations not to exceed $42,000,000 to finance the acquisition by the I-195 Commission of the surplus land from RIDOT. In 2013, Commerce RI issued bonds for that purpose in the aggregate principal amount of $38,400,000, of which $36,980,000 was outstanding as of June 30, 2019. These funds were paid to RIDOT and were used to complete the relocation project, including road reconstruction and other infrastructure improvements to the surplus land. The Commerce RI Bonds are payable from State- appropriated funds and pledged receipts derived from the sale, lease, transfer, or disposition of the surplus property acquired by the I-195 Commission. The revenue from this financing, in combination with residual funds from the motor fuel and/or GARVEE bond proceeds, is expected to be sufficient to fund completion of the I-195 relocation project by RIDOT. To the extent these resources are not sufficient to complete the project; other state and federal transportation funds would be made available which would impact the progress of other contemplated projects.

Commerce RI. Commerce RI is the official economic development organization for the State  and its activities are largely supported by State appropriations. Commerce RI is authorized to assist in the financing of projects through the issuance of economic development revenue bonds, which do not constitute a debt or liability of the State, but some of which are subject to annual appropriations of funds, including the I-195 Commission’s payments on bonds issued by Commerce RI for the I-195 relocation project described above.

In November 2003, the State entered into a payment agreement with Commerce RI relating to the issuance of $53,030,000 of Motor Fuel Tax Revenue Bonds, to provide funds for the State match for certain major transportation projects funded by GARVEE bonds.  The Motor Fuel Tax Revenue Bonds  are secured by two cents of the motor fuel tax dedicated to RIDOT, subject to annual appropriation. In March 2006, a second series of Motor Fuel Tax Revenue Bonds totaling $42,815,000 was sold, and on April 2, 2009 a third series was sold totaling $12,410,000.  In November  2017, Commerce  RI issued $35,020,000 in Motor Fuel Tax Revenue Refunding Bonds for the advance refunding of the 2003, 2006 and 2009 Motor Fuel Tax Revenue Bonds, resulting in present value savings of $5.7 million to RIDOT.  As of June 30, 2019, $31,415,000 of such revenue refunding bonds were outstanding.

GARVEE bonds issued through Commerce RI, which are secured by federal funds made available to RIDOT, are not considered part of the State’s net tax supported debt, but rather, are  considered special obligation debt, payable solely from federal grants.

In June 2009, June 2015 and May 2019, Commerce RI issued revenue bonds in the amount of $150,000,000, $75,000,000 and $76,925,000, respectively, to provide funds to reimburse the State for Historic Structures Tax Credits presented from time to time by taxpayers. These revenue bonds are supported by a payment agreement with the State subject to annual appropriation. As of June 30, 2019, there was $120,830,000 of such revenue bonds outstanding.

In December 1999, Commerce RI entered into a limited recourse guaranty, not to exceed $3,000,000, in connection with the refinancing by the Employees’ Retirement System of Rhode Island (“ERSRI”) of a four-story office building in Providence formerly known as the American Express Building. Commerce RI’s delivery of the limited recourse guaranty and its cap of $3,000,000 was potentially to be utilized to supplement a gap between previously issued debt secured by mortgages on the property and certain appraisals of the property’s value at that time. After a series of payment defaults to the ERSRI, and various creditor actions, in December 2004 Gateway Eight Limited Partnership filed for bankruptcy protection. Thereafter, legal proceedings resulted in the sale of the American Express Building and various creditor rights actions resulted in a net balance deficiency to the ERSRI of an amount less than $2,000,000. After the sale of the property and the calculation of the deficiency, the ERSRI invoked the terms of Commerce RI’s limited recourse guaranty, which, in addition to limiting payment to $3,000,000, limits the obligations of Commerce RI to funds received by the General Assembly for this purpose and further limits Commerce RI’s obligations to request the Governor to submit an appropriation request to the General Assembly for any payment obligation of Commerce RI pursuant to the limited recourse guaranty. Commerce RI has annually submitted the appropriations requests to the Governor in accordance with the terms of the limited recourse guaranty annually as requested by the ERSRI. The Governor has not elected to request the General Assembly to fund the limited recourse guaranty to ERSRI. Unlike certain other bonds or indebtedness of Commerce RI, pursuant to the enabling act of Commerce RI, there is no Capital Reserve Fund to be replenished with respect to the limited recourse guaranty to ERSRI. Hence, there is no legal requirement that the Governor submit the appropriations request to the General Assembly to fund Commerce RI’s limited recourse guaranty to ERSRI.  A total of $1,749,148 would be required if this obligation were funded.

Rhode Island Convention Center Authority. Obligations issued by RICCA do not constitute a debt or liability or obligation of the State but are secured solely from the pledged revenues or assets of RICCA. Pursuant to Lease and Agreements between RICCA, as lessor and the State, as lessee, RICCA leases to the State the convention center facilities, Garrahy Parking Garage and the Dunkin’ Donuts Center located in Providence. The State is obligated to make lease payments in an amount sufficient to pay the operating expenditures of RICCA and the corresponding debt service on RICCA’s obligations including, but not limited to, RICCA’s bonds. The lease payments are subject to annual appropriation by the General Assembly. On March 22, 2018, RICCA issued $45,000,000 in Garrahy Parking Garage Lease Revenue Bonds, 2018 Series A (Federally Taxable), to finance the construction of a public parking garage and commercial or retail space. The Garrahy Parking Garage is expected to be completed by January 2020. The aggregate outstanding principal amount of RICCA’s bonds is $220,810,000 as of June 30, 2019.

Rhode Island Turnpike and Bridge Authority RITBA issues revenue bonds secured by toll and other revenues for the purpose of financing the renovation, repair, and improvement of the Claiborne Pell Bridge, the Mount Hope Bridge, the Sakonnet River Bridge, the Jamestown Verrazzano Bridge and the portion of Route 138 connecting highway from Route 1A to the Claiborne Pell (Newport) Bridge and other facilities for which it is responsible.

RITBA also has issued revenue bonds secured by motor fuel tax revenues which are subject to annual appropriation by the State in the annual budget. The General Assembly voted to allocate $0.035 per gallon of the State’s motor fuel tax (thirty-four cents ($0.34) per gallon as of July 1, 2019) to RITBA beginning July 1, 2014 for maintenance expenses, operations, capital expenditures and debt service. These funds are subject to appropriation by the State in the annual budget. It is currently estimated that revenue from the motor fuel tax to be paid to RITBA will be approximately $15.5 million in FY 2020, and $17,100,500 was received by RITBA for the period July 1, 2018 through June 30, 2019.

Revenues from toll receipts, the motor fuel tax and other revenues of RITBA are estimated to be sufficient to cover debt service on all the RITBA outstanding debt. As of June 30, 2019, RITBA had

$158,795,000 in revenue bonds outstanding, $48,655,000 secured by toll revenues and $110,140,000 secured by State appropriations of motor fuel taxes. The remaining amount of authorized but unissued bonds of RITBA under all authorizations of the General Assembly is $65,500,000.Contingent Obligations
Contingent Obligations

The following is a description of the State’s contingent obligations (the “Contingent Obligations”).

State-Guaranteed Debt

Guaranteed debt includes bonds and notes issued by, or on behalf of public corporations charged with enterprise undertakings, for the payment of which debt the full faith and credit of the State are pledged in the event that the revenues of such entities may at any time be insufficient. As of June 30, 2018, only RII-RBA was authorized to pledge the State’s full faith and credit in this manner and the State had no general obligation bonds outstanding to fund such a guaranty.

Rhode Island Industrial-Recreational Building Authority (RII-RBA). The State has agreed to appropriate or borrow and pay to RII-RBA amounts required to service eligible mortgage loans for industrial and/or recreational projects insured under the Industrial Recreational Building Mortgage Insurance Fund that are in default and for which funds in the Industrial-Recreational Building Mortgage Insurance Fund are insufficient. Voter approval enabled RII-RBA to pledge the State’s full faith and credit up to $80,000,000 for the following purposes: to insure eligible mortgages for new construction, acquisition, and rehabilitation or expansion of facilities used for manufacturing, processing, recreation, research, warehousing, retail, and wholesale or office operations. RII-RBA can also provide mortgage insurance for new or used machinery, equipment, furniture, fixtures or pollution control equipment required in these facilities. Mortgages insured by RII-RBA are limited to certain specified percentages of total project cost. RII-RBA is authorized to collect premiums for its insurance and to exercise rights of foreclosure and sale as to any project in default. In the 2010 Session, the General Assembly modified the authorization of the State’s full faith and credit obligation to $60,000,000.

Based on RII-RBA draft financial statements for FY 2019, there is a balance of $11,334,714 in outstanding mortgage agreements mainly in connection with revenue bonds issued by the RIIFC. In accordance with State law, all premiums received by RII-RBA and all amounts realized upon foreclosure or other proceeds of defaulted mortgages are payable into the Industrial Recreational Building Mortgage Insurance Fund. All expenses of RII-RBA and all losses on insured mortgages are chargeable to this Fund. As of June 30, 2019, the Fund had a cash and cash equivalents balance of $1,724,979 reflecting a $915,658 increase over the $809,321 balance reported for FY 2018. RII-RBA has sufficient funds to meet its debt service obligations through at least FY 2023. The State has agreed to appropriate or borrow and pay to RII-RBA any amounts required to service insured loans that are in default should the Fund be insufficient. No such appropriation was included in the FY 2020 Budget nor does RII-RBA expect to require a State appropriation in FY 2021.

State Moral Obligation Debt

State moral obligations are Contingent Obligations of the State supporting bonds issued by State public corporations secured, in part, by a reserve fund to which is attached a discretionary replenishment provision (herein referred to as “Capital Reserve Fund”). The replenishment provision carries a moral obligation of the State. The discretionary replenishment provision typically reads substantially as follows:

In order further to assure the continued operation and solvency of the corporation for the carrying out of its corporate purposes, the executive director shall annually, on or before December first,

make and deliver to the governor a certificate stating the sum, if any, required to restore each capital reserve fund to the minimum capital reserve fund requirement for the fund. During each January Session of the General Assembly, the governor shall submit to the General Assembly printed copies of a budget including the total of the sums, if any, as part of the governor’s budget required to restore each capital reserve fund to the minimum capital reserve fund requirement for the fund. All sums appropriated by the General Assembly for this purpose, and paid to the corporation, if any, shall be deposited by the corporation in the applicable capital reserve fund.

A Capital Reserve Fund is generally equal in size to the maximum amount of debt service required in any year. The State’s discretionary replenishment provision means that if the Capital Reserve Fund falls below its required level, the General Assembly may, but is not legally required to, appropriate funds sufficient to restore the Capital Reserve Fund to its required level. The most likely reason that such a Capital Reserve Fund would fall short of the required level is if revenues were insufficient to meet a Capital Debt Service payment and the reserve fund had to be used to make the payment.

The authority to issue moral obligation bonds with such a Capital Reserve Fund mechanism is contained in the enabling legislation of Commerce RI, RI Housing and RISLA. Such authority is not granted to the other State corporations without specific legislative approval. As of the date of this Information Statement, only RI Housing and Commerce RI have issued bonds secured by a Capital Reserve Fund.

The following public corporations issue State moral obligation debt which are considered Contingent Obligations of the State:

RI Housing. RI Housing is authorized to assist in the construction and financing of low and moderate-income housing and health-care facilities in the State. In addition to its general powers, RI Housing is authorized to issue revenue bonds, to originate and make mortgage loans to low and moderate income persons and families, to purchase mortgage loans from and make loans to private mortgage lenders in the State in order to increase the amount of mortgage money generally available, to make mortgage loans to contractors and developers of low and moderate single-family and multi-family housing developments and to acquire and operate, both solely and in conjunction with others, housing projects. The total outstanding indebtedness, including unamortized bond premium/discount, of RI Housing at June 30, 2019 was $1,403,849,958, consisting of $1,285,573,822 of long-term bonds and notes and $118,276,136 of short-term or convertible-option bonds and notes. Included in the total outstanding is $28,375,000 in bonds which are secured in part by capital reserve funds which have aggregated to $4,399,409 on June 30, 2019. The General Assembly may, but is not obligated to, provide appropriations for any deficiency in the Capital Reserve Funds referenced above. RI Housing has never been required to request any such appropriations. Such Capital Reserve Funds relate solely to select multi-family issues of RI Housing.

Commerce RI. Certain of the bonds of Commerce RI may be secured, in addition to a pledge of borrower revenues, by a Capital Reserve Fund established by Commerce RI for the applicable bond issue. As of June 30, 2019, Commerce RI’s bonds secured by a Capital Reserve Fund were outstanding in the principal amount of $18,077,781 (excluding bonds issued for the benefit of 38 Studios LLC (“38 Studios”), as further discussed below).

Commerce RI has also issued bonds secured by a Capital Reserve Fund and a performance-based agreement, whereby job rent credits are applied against a borrower’s lease payments if certain targeted new job goals are met for the financed project. If the job goals are met, Commerce RI will make annual requests to the General Assembly for appropriation which will be used to pay the debt service on the bond issue. As of June 30, 2019, the outstanding principal balance of bonds issued by Commerce RI with performance-based agreements is $15.8 million. Job rent credits are expected to result in a State appropriation obligation of $3.0 million in FY 2020.

An additional $5,000,000 in Capital Reserve Fund-backed State moral obligation loans were issued by Commerce RI under the Job Creation Guaranty Program (“JCGP”) for two companies, Corporate Marketplace and eNow. The loan to eNow is no longer outstanding and $2,250,000 of the Corporate Marketplace loan remains outstanding as of June 30, 2019. In the 2013 Session, the General Assembly repealed the JCGP enabling statute.

On August 27, 2014, Bridge Bank sent a notice of nonpayment to Commerce RI in accordance with Commerce RI’s guaranty (the “Guaranty”) of a term loan advanced by Bridge Bank to a borrower under the JCGP. In accordance with its obligation under the Guaranty, Commerce RI made payment of the amounts sought by Bridge Bank (the “Advance”) and subsequently made demand upon the borrower to pay Commerce RI for such Advance. As of September 30, 2014, the amounts paid from JCGP reserves held by Commerce RI totaled $75,336, representing the August payment on the Advance. On November 24, 2014, the remaining $1,000,000 in the Capital Reserve Fund was used to pay principal. The current outstanding balance as of June 30, 2019 is $2,250,000.

Moral Obligation of the State Regarding 38 Studios

In November 2010, Commerce RI issued $75.0 million of taxable revenue bonds under the JCGP. The bond proceeds were loaned to 38 Studios LLC to fund an overall agreement that included relocation of the company’s corporate headquarters to Rhode Island, establishment and operation of a video gaming studio in Providence and completion of at least one particular video game. Proceeds also were used to fund a Capital Reserve Fund and capitalized interest fund. Amounts in the Capital Reserve Fund were to be used in the event that 38 Studios failed to make any required loan payments. In accordance with the enabling legislation and the agreement between Commerce RI, the bond trustee and 38 Studios, should amounts in the Capital Reserve Fund fall below minimum requirements, Commerce RI is required to present the Governor with a certificate stating the amounts required to restore any shortfall and the Governor is required to include such amounts in his or her budget request for appropriation to the General Assembly. 38 Studios filed for Chapter 7 bankruptcy protection on June 7, 2012 and Commerce RI and the bond trustee have obtained court approval to take custody of the assets pledged by 38 Studios to secure the payment of the bonds. At the time of the bankruptcy, the total debt service on the bonds, after considering existing reserves with the bond trustee, was $89.2 million. The outstanding bonds are comprised of a term bond maturing in 2020 with sinking fund installments and maximum annual debt service of approximately $12.75 million. The General Assembly may, but is not required, to appropriate such amounts as required in future fiscal years. As of June 30, 2019, there were $22,810,000 of such revenue bonds outstanding under the JCGP for the 38 Studios project.

During the fiscal year ended June 30, 2016, the State transferred $12.5 million to Commerce RI to satisfy debt service obligations related to 38 Studios. For fiscal year 2017, the enacted budget included $2.5 million to cover debt service obligations related to 38 Studios, but these funds were withdrawn in the revised budget approved by the General Assembly because of additional litigation settlement funds received during the fiscal year. The enacted FY 2018 and FY 2019 Budgets did not include appropriations for Commerce RI 38 Studios debt service due to available resources from the settlements described below. The FY 2020 Budget includes an appropriation of $446,819 to supplement available settlement resources to fully finance the FY 2020 debt service payments. It is anticipated the State will be required to appropriate $12.3 million for the final debt service payment in FY 2021.

In November 2012, Commerce RI sued various individuals and entities involved with the loan to 38 Studios including principals of 38 Studios, former employees of Commerce RI and various advisors to Commerce RI alleging fraud, negligence, breach of fiduciary duty and other charges. Commerce RI has reached settlements with all the defendants in this litigation. After application of all settlements described above, the State’s remaining obligation for debt service against the $22,810,000 revenue bonds outstanding for the Commerce RI 38 Studios bonds will be approximately $12.7 million (inclusive of interest).

Secured Indemnity

Rhode Island Public Rail Corporation. The FY 2010 enacted budget included a provision allowing the Public Rail Corporation to fully indemnify AMTRAK for the operation of the South County Commuter Rail on the AMTRAK-owned rail corridor. This indemnification is provided, through the funding support of RIDOT, by a letter of credit in favor of AMTRAK in the amount of $7.5 million, which represents the Public Rail Corporation’s self-insured retention amount. The letter of credit provides a source of payment for any indemnity which may become due and payable to AMTRAK within the self-insured retention amount under AMTRAK’s railroad operating agreements with RIDOT and the Public Rail Corporation.Agency Revenue Debt

Agency revenue debt (“Agency Revenue Debt”) is secured by revenues generated from the use of bond proceeds or the assets of the public corporation issuing the bonds. Certain State public corporations are authorized by their enabling legislation to issue bonds, notes and other forms of indebtedness to finance projects in support of their corporate purposes. The debt which is secured solely by the revenues generated by the public corporations or their conduit borrowers (for example, municipalities, public and private educational and healthcare institutions and private companies) is not a general obligation of the State nor does the State provide security for the debt in any other manner, i.e., by appropriations, guarantees, or moral obligation pledges of a Capital Reserve Fund. Agency Revenue Debt is not treated  as State Tax-Supported Debt or a Contingent Obligation of the State notwithstanding the fact  that the State may have legal obligations to make payments to be applied to a public corporation’s debt service obligations. Agency Revenue Debt includes debt issued by NBC, RIHEBC, RIIB, RISLA, and TSFFC and certain debt issued by RITBA.

Agency Revenue Debt includes bonds issued on behalf of the State Colleges which are secured  by enterprise revenues (such as housing and dining revenues) or secured by Educational and General Revenues (such as tuition and fees) derived from the State Colleges. State Colleges Auxiliary Revenue Debt and State Colleges Educational and General Revenue Debt are not general obligations of the State or the State Colleges and do not require voter approval. Although Educational and General Revenue debt may legally be paid from State appropriations, such debt is considered self-supporting.

Employment Security Fund Activity

The Rhode Island Employment Security (“ES”) Fund is composed primarily of monies collected from a tax imposed on Rhode Island employers. These funds are used to pay Unemployment Insurance benefits to eligible claimants. All funds are deposited in the State’s account in the federal Unemployment Trust Fund which is administered by the United States Treasury.

An employer’s contribution rate is determined by (a) the level of reserves in the Rhode Island Employment Security Fund and (b) the individual employer’s history of unemployment. The level of reserves determines the tax rate schedule in effect for all covered employers in the State for a specific calendar year, while a particular employer’s experience with unemployment determines the tax rate  within that schedule at which that employer is assessed.

Between calendar years 2009-2015, the State borrowed a total of $926.1 million from the Federal Unemployment Account (“FUA”) for cash flow purposes. The balance in the Rhode Island Employment Security Fund was $528.1 million as of August 31, 2019. The Rhode Island Department of Labor and Training completely repaid amounts borrowed from FUA, and ES Fund reserves have steadily increased since. No additional withdrawals have been needed since May 2015. The State’s outstanding withdrawals peaked at $291.8 million during April 2012.

Current projections show a continued build-up in trust fund reserves over the next few years, subject to economic conditions. These estimates are based on the Department of Labor and Training’s projections of employment and unemployment levels assuming a continued gradual recovery from the recession and therefore are uncertain and subject to change.

State Funding of Retirement Systems

Employees’ Retirement System of Rhode Island (ERSRI)

The State, through the Employees’ Retirement System of Rhode Island (“ERSRI”), administers and contributes to three defined benefit pension plans: the Employees’ Retirement System (“ERS”), the Judicial Retirement Benefits Trust (“JRBT”) and the State Police Retirement Benefits Trust (“SPRBT,” and collectively with the ERS and the JRBT, the “Plans”). The ERS, the largest of the Plans, covers eligible State employees as well as teachers and certain other employees of local school districts. The JRBT and the SPRBT are significantly smaller retirement plans than the ERS. As more particularly described below under the heading “Employees’ Retirement System (ERS),” the State, through ERSRI, also administers and contributes to a mandatory defined contribution plan for certain members of the ERS. ERSRI is administered by the State of Rhode Island Retirement Board (the “Retirement Board”), which was authorized, created and established in the Office of the General Treasurer as an independent retirement board to hold and administer, in trust, the funds of ERSRI.

The State, through ERSRI, also administers but does not contribute to: (i) the Municipal Employees’ Retirement System (“MERS”), a combination defined benefit/defined contribution plan for municipal employees, and (ii) the Teacher’s Survivor Benefits Plan (“TSB”), which provides survivors’ benefits for teachers who do not participate in Social Security. ERSRI also administers the Rhode Island Judicial Retirement Fund Trust (“RIJRFT”), which provides retirement benefits for judges appointed on or prior to December 31, 1989 and their beneficiaries. In addition, a separate defined contribution retirement plan is provided through the Teachers’ Insurance and Annuity Association for members of the faculty of the State’s public colleges and university (Rhode Island College, Community College of Rhode Island and University of Rhode Island) (collectively, the “State Colleges”) and certain administrative employees in education and higher education. The State contributes 9.5% of the participating employee’s salary per year to this plan.

Currently, in the aggregate, the Plans have significant unfunded liability due to a number of factors. As a result, the State does not believe that the existing assets of the Plans, the expected earnings on those assets, and contributions from members of the Plans will be sufficient to fund expected retirement benefits, and the State will need to make significant contributions to the Plans in the future to ensure that the Plans will have a sufficient amount of assets to fund expected retirement benefits. The magnitude of the unfunded pension liability, together with significant costs related to OPEB, pose a significant financial challenge to the State.

Contributions

Contribution requirements for the Plans are established by statute. Pursuant to Section 36-10-2 and Section 16-16-22 of the RIGL, the State is required to make contributions to the Plans by annually appropriating an amount equal to a percentage of the total compensation paid to the active membership. An actuarial consultant employed by ERSRI for the Plans and the Rhode Island OPEB Board (the “OPEB Board”) for the OPEB Plans (as defined below) (the “Actuary”) performs an actuarial valuation of the Plans and the OPEB Plans (the “Actuarial Valuation”) for the purpose of computing this percentage. The percentage is based on payroll projections and is certified by the Retirement Board (with respect to the Plans) on or before December 15th of each year. When applied to actual payroll amounts, this percentage determines the actual amount of the ARC for the Plans. State statutes provide that the State contributes 100% of the ARC to the ERS for State employees, the JRBT and the SPRBT, and 40% of the ARC to the ERS for teachers. Pursuant to the Retirement Board’s current policy, the ARC becomes effective two years after the valuation date. Employee members contribute a fixed percentage of their annual  salary and, except for the RIJRFT, the State (and, in respect to ERS, the LEAs (hereinafter defined)) contributes the additional amounts, based on the ARC, which are necessary, when combined with the projected investment earnings on Plan assets, to pay benefits. Contribution requirements are subject to amendment by the General Assembly.

The State must remit to the General Treasurer the employer’s share of the contribution on a payroll frequency basis. In respect to the ERS Plan for teachers, the State must remit to the General Treasurer the employer’s share of the contribution monthly, payable by the fifteenth (15th) day of the following month.

Benefits

The Plans fund retirement benefits from their assets, investment earnings on their assets, employer and non-employer contributions by the State and contributions from employee members. The level of retirement benefits varies among the different Plans and is calculated based on a member’s years of service, compensation and age of retirement. Each Plan’s retirement benefits are determined by statute and are not subject to negotiation between the State and other public employers and the employee members of the Plans.

State Pension Plans and Membership

Employees’ Retirement System (ERS)

The ERS, the largest of the Plans, is a multiple-employer, cost-sharing, public employee retirement plan covering eligible State employees as well as teachers and certain other employees of local school districts. Membership in ERS is mandatory for all covered State employees and teachers, with five years of employment required before retirement benefits become vested. The State makes 100% of the ARC to ERS for State employees. The State makes 40% of the ARC to ERS for teachers. The applicable city, town or local education agency (“LEA”), makes the remaining 60% of the ARC; provided, however, that the LEAs are responsible for 100% of the ARC in respect to the TSB. The State’s and the LEA’s contributions are invested together, and one investment rate of return is calculated. Pursuant to RIGL Section 36-10-1 and Section 16-16-22, separate contribution rates are determined for State employees and for teachers.

Effective July 1, 2012, ERSRI also administers a mandatory defined contribution plan for ERS members with less than 20 years of service as of June 30, 2012. The plan was established under Section 36-10.3-2 of the RIGL. Effective July 1, 2015, active members with 20 or more years of service as of June 30, 2012 remained participants of, but no longer contribute to, the defined  contribution  plan. Eligible teachers participating in social security and State employees contribute 5.00%, and eligible teachers not participating in social security contribute 7.00%, of their salary per year to the defined contribution plan. For eligible teachers participating in social security and State employees, the State contributes 1.00%-1.50% of the member’s salary, and for eligible teachers not participating in social security, the State contributes 3.00%-3.50% of the member’s salary per year, based on years of service. The Actuary does not provide an Actuarial Valuation relative to the State’s contribution to the defined contribution plan.

Judicial Retirement Benefits Trust (JRBT)

The JRBT, a single-employer plan, provides retirement allowances to judges appointed after December 31, 1989. The Retirement Board’s management of the JRBT is limited to the collection of employee and employer contributions; benefit eligibility is managed by an administrative section of the judiciary.

Rhode Island Judicial Retirement Fund Trust (RIJRFT)

The pensions for 57 active and retired judges appointed on or prior to December 31, 1989 and their beneficiaries are funded by the State on a pay-as-you-go basis, with a cost to the State of $5.5 million in FY 2018. Effective July 1, 2012, the RIJRFT was established to receive contributions from the active judges in the pay-as-you-go system. There are five active judges participating in the RIJRFT. The State has not made employer contributions to the RIJRFT to date and the pensions are currently funded on a pay-as-you-go basis. However, the State has always fully funded the pay-as-you-go system through annual appropriations and the FY 2019 Budget continues to provide for this appropriation.

State Police Retirement Benefits Trust (SPRBT)

The SPRBT, a single-employer plan, provides retirement allowances, disability and death benefit coverage to State police officers hired after July 1, 1987. The Retirement Board’s oversight of the SPRBT includes collection of employee and employer contributions and computation of benefits.

State of Rhode Island State Police Retirement Fund Trust (SPRFT)

The State funds pension benefits for 266 retired non-contributing State police officers and their beneficiaries hired on or prior to July 1, 1987, with cost to the State of $17.3 million in FY 2018. Effective July 1, 2016, a trust fund was established to support the pensions of these State police officers, which were previously funded on a pay-as-you-go basis. Funding for SPRFT comprises: (i) an initial supplemental contribution from the State in FY 2016 of $15 million from a settlement through the U.S. Department of Justice’s Equitable Sharing Program, and (ii) an actuarially appropriate contribution amount based on seventeen (17) annual payments of approximately $16.4 million by the State, which commenced in FY 2017. Annual payments will be made with the State’s general revenues until the trust fund is fully funded, approximately 18 years from the trust’s establishment.

Other Background Information

The State also administers but does not contribute to MERS. As with the Plans, ERSRI acts as the investment and administrative agent for MERS. The assets for MERS are held in trust and commingled with the assets of the Plans for investment purposes. As part of RIRSA  (hereinafter defined), changes were made to MERS similar to the changes made to the Plans. Like ERS, effective July 1, 2012, MERS converted from a defined benefit plan to the current combination defined benefit/defined contribution plan; provided, however, that public safety employees covered by MERS remain in a defined benefit plan.

The State also administers OPEB plans covering State employees, legislators, judges, State police officers and certain public-school teachers.

Plan Membership

From June 30, 2011 to June 30, 2018, the total number of active members of all of the State- administered plans decreased by 320 or 1.3% (to a total of 24,554, as noted above), and the total number of retired members increased by 1,041 or 4.8% (to a total of 22,676, as noted above).

For State employees, there are currently more retirees and beneficiaries than there are active members participating in ERS. The decrease in active membership has been the result of reductions in the size of the overall workforce and demographic trends. Although there are currently more active members than retirees and beneficiaries in ERS with respect to teachers, based on current trends, it is likely that retirees  and beneficiaries  will  outnumber  active  members  in the near  future if the active population continues to decline. These developments significantly increase the burden upon contributions needed from current employees, who are receiving lower salary increases than projected and unpaid furlough days, and from the State and the LEAs, where the total pension-related contributions for State employees and teachers was approximately 23% of salary in fiscal year 2018.

Investment Policy

As of June 30, 2018, the market value of the assets in the Plans was $8,330,458,299. As of June 30, 2019, the market value of assets in the Plans was $8,468,762,460. ERSRI acts as a common investment and administrative agent for the Plans. Assets for the Plans are held in trust and are commingled with other programs and plans for investment purposes. The funds contributed by the State, LEAs and employees are invested in a diversified mix of equity, fixed income and real asset investments.

The State Investment Commission (the “Commission”) oversees all investments made by the State, including those made for the ERSRI. RIGL Section 35-10-11 requires that all investments be made in securities as would be acquired by prudent persons of discretion and intelligence who are seeking a reasonable income and the preservation of capital.

The Commission establishes the long-term asset allocation policy for the Plans, selects investments and monitors investment performance of the Plans’ assets. An asset/liability study is conducted periodically as requested by the Commission to identify an optimally diversified investment allocation that seeks to maximize return within an acceptable level of risk.

Policy targets and actual allocations will vary due to market movements and efforts to minimize trading costs, diversify assets, and implement investment decisions prudently. The implementation of the new asset allocation is currently underway, and the new targets are expected to be met gradually over the next 3-5 years.

Actuaries and the Actuarial Valuation

Each fiscal year, the Actuary prepares the Actuarial Valuation for each Plan. The primary purpose of an Actuarial Valuation is to provide an amount that the State should contribute to the Plans, which is referred to as the ARC. The ARC consists of two components. First, for each fiscal year, the Actuary calculates an amount that will be necessary to pay the actuarial estimate of retirement benefits earned in that fiscal year (which is referred to as a “Normal Cost”). Second, in each Actuarial Valuation, the Actuary calculates the funding status of each of the Plans (as known as a “Funded Ratio”), develops a schedule for restoring the funding status of the Plans to 100%, and then includes that fiscal year’s portion of that schedule into the ARC.

To calculate the funding progress of a Plan, the Actuary calculates a Funded Ratio of each Plan. To calculate the Funded Ratio, the Actuary develops a schedule of expected retirement benefit payments of each Plan and then discounts those expected benefit payments to a present valuation, which is referred to as an “Actuarial Accrued Liability” or “AAL.” The rate at which the Actuary discounts those expected payments is equal to the expected rate of return on the assets of the Plan. In addition, the Actuary calculates the “Actuarial Value of Assets,” which is the market value of the assets subject to some adjustments. The most significant such adjustment is referred to as “smoothing,” which is a method employed by the Actuary to phase-in unexpected gains and losses over a five-year period. The Actuary computes the UAAL by subtracting the Actuarially Accrued Liability from the Actuarial Value of Assets. For the Plans in the Fiscal

Year ended June 30, 2018, the aggregate Actuarially Accrued Liability was $11,950,152,650, the aggregate Actuarial Value of Assets was $6,544,999,096, and the Unfunded Actuarially Accrued Liability was $5,405,153,554. The Funded Ratio is the Actuarial Value of Assets divided by the Actuarially Accrued Liability, which, as of June 30, 2018, was an aggregate of 54.8% for the Plans.

Actuarial Assumptions and Methods

Actuarial Accrued Liability. To prepare the Actuarial Valuation, the Actuary uses several assumptions and methodologies. In order to develop a schedule of expected retirement benefits in calculating the Actuarial Accrued Liability, the Actuary makes a variety of demographic and other data (such as employee age, salary and service credits) and actuarial assumptions (such as salary increases, interest rates, turnover, mortality and disability). Every three or four years, and most recently in 2016, the Actuary performs an experience review to validate the actuarial assumptions used by the Plans as compared to the actual experience of the Plans. When the Actuary prepares an experience review, it can reveal that assumptions that the Actuary has previously used are not consistent with the current demographic or economic experience of the Plans. If this occurs, then the Retirement Board may approve changes in those assumptions, which can lead to large increases in the Actuarial Accrued Liability (and thus the Unfunded Actuarial Accrued Liability) because it can lead to a new schedule of expected retirement benefits that reflects an increase in expected retirement benefits.

In connection with the actuarial valuations as of June 30, 2017, the Retirement Board approved several changes in the assumptions that are used in calculating the UAAL and Funded Ratio of the Plans. These include a decrease in the general inflation assumption, the general wage growth assumption, salary and payroll increase assumptions, among other matters. One of the most significant adopted changes is a reduction of the investment rate of return from 7.50% to 7.00%. In connection with the reduction of the investment rate, the Retirement Board elected to phase in the actuarial effect of that reduction into the State’s contributions over a five-year period. In addition, as required by statute the Retirement Board used a 20-year amortization period to amortize the amount of the increase in the UAAL attributable to this reduction.

The actuarial valuations as of June 30, 2017 were prepared on the basis of these modified assumptions. However, the impact on contribution rates would be uniformly reflected in the contribution rates over the five-year period beginning with the Fiscal Year 2020 contribution rates. The change in the normal cost will be fully reflected in the Fiscal Year 2020 contribution rates. The impact from the  increase in UAAL will be spread over the five years in such a way to create approximately the same increase in contribution rate each of the five years. Each layer will be amortized over a period of 20 years for the first layer and each successive layer one less year.

In addition, in calculating the Actuarial Accrued Liability, the Actuary uses methodologies such as a method that determines the value of retirement benefits employees earn of their periods of employment. In addition, the Actuarial Accrued Liability is calculated on a “closed system” basis that does not include any retirement benefits that have not been earned either by active members or future members. In calculating the Actuarial Accrued Liability, the Actuary uses the assumed investment rate of return of the Plan assets as the discount rate to calculate the present value of future retirement benefit payments. Accordingly, the higher that rate, the lower that present value of future retirement benefit payments will be. For the actuarial valuations as of June 30, 2018, the Retirement Board adopted 7.0% as the investment rate of return for the Plans other than RIJRFT. For RIJRFT, the municipal bond index rate based on the Fidelity Index’s “20-Year Municipal GO AA Index” (3.62% at June 30, 2018) is used as the discount rate for purposes of GASB 67 (defined below) and GASB 68 (defined below) reporting.

Due to the volatility of the United States’ and international financial markets, the actual rate of return earned by the Plans on their assets may be higher or lower than the assumed rate. For example, as noted in the ERSRI Actuarial Valuation Report as of June 30, 2018, the average annual investment rate of return based on the market value of assets over the last ten years (July 1, 2008-June 30, 2018) was 5.6%. Changes in the Plans’ assets because of market performance will lead to an increase or decrease in the UAAL and the Funded Ratio. Because of the State’s adoption of the five-year asset smoothing method, however, only a portion of these increases or decreases will be recognized in the current year, with the remaining gain or loss spread over the remaining four years.

Actuarial Value of Assets. In calculating the Actuarial Value of Assets, the State uses an asset smoothing method which is based on the market value of the assets with a five-year phase-in of actual investment return in excess of (or less than) expected investment income.

Historical Plan Funding Status

Pursuant to RIGL Section 36-10-2 and Section 16-16-22, the State sets its ARC based upon the Actuarial Valuation. The method for determining the ARC is set forth in Section 36-10-2 of the RIGL. Although the State has made its ARC payments to the Plans for each of the past nineteen years, the Plans remain severely underfunded (as evidenced by the Plans’ UAAL). Several factors have contributed to the Plans’ UAAL. Over the course of many years, key decisions were made by the General Assembly and Retirement Board that resulted in lower contributions to ERSRI. There were also certain improvements made to the Plans’ benefits without providing sufficient funding to pay for such improvements. Certain demographic actuarial assumptions, such as retiree longevity, and other actuarial assumptions, including an assumed investment rate of return, have also played significant roles in contributing to the Plans’ UAAL. The principal factors contributing to the growth of the UAAL are: (i) investment experience, (ii) interest owed on the UAAL, (iii) liability experience, (iv) changes to actuarial assumptions, and (v) legislative changes prior to 1991.

In June 2012, GASB implemented changes to the accounting and financial reporting standards for state and local government pension plans. The accounting versus funding measures have been separated. The accounting standards will require the net pension liability be calculated differently than the calculation to determine the unfunded actuarial accrued liability under the funding method. The accounting method will be subjected to more volatility since the assets are valued at fair market value, where typically the market value of assets is smoothed over a period of years under the funding method. The calculation of the net pension liability is explained in more detail in the “GASB Pension Accounting and Financial Reporting Standards” section.

Pension Reform and Related Litigation

Legislative Pension Reform

In order to increase the stability and security of the Plans, the State’s General Assembly enacted legislation in 2005, 2009, 2010 and 2011 to modify the Plans’ pension benefit structure and reduce benefits, the most recent of which was the Rhode Island Retirement Security Act of 2011 (“RIRSA”). RIRSA and the State’s other legislative pension reforms have contributed to a reduction in the ARC and UAAL. These reductions, however, are already fully reflected in the June 30, 2013 valuation and therefore are not expected to materially reduce either the ARC or the UAAL going forward.

Legal Challenges to Pension Reform

The 2009, 2010 and 2011 legislative pension reforms resulted in numerous lawsuits against the State brought by current and retired employees, as well as their unions. Of these lawsuits, only one remains pending as described below.

In September 2014, a case challenging RIRSA was commenced by the Rhode Island State Troopers Association and Rhode Island State Troopers Association ex rel. Kevin M. Grace and Ernest E. Adams in Superior Court against the State and ERSRI as co-defendants. In 2019, the co-defendants filed motions to dismiss. The hearing on the motions to dismiss has been set for December 13, 2019.

GASB Pension Accounting and Financial Reporting Standards

On June 25, 2012, GASB voted to approve two new standards that modify the accounting and financial reporting of the State’s pension obligations: GASB Statement No. 67, Financial Reporting for Pension Plans (“GASB 67”), which was effective for the State’s fiscal year 2014 financial statements, and GASB Statement No. 68, Accounting and Financial Reporting for Pensions (“GASB 68” and collectively with GASB 67, the “GASB Statements”), which was effective for the State’s fiscal year 2015 financial statements. GASB 67 established new standards for defined benefit pension plan accounting  and reporting. GASB 68 required changes to governments’ reporting of and inclusion of pension assets and liabilities in their annual financial statements. The GASB Statements are intended to improve comparability between public pension plans by standardizing the way certain financial data relating to these plans are disclosed.

The State’s financial reporting on its pension system reflects the changes addressed in the GASB Statements, which include, among other changes, (i) the separation of accounting and financial reporting requirements from funding approaches, (ii) a requirement to report “net pension liability” (defined as total pension liability minus a pension plan’s net assets) on the State’s balance sheet, (iii) the immediate recognition of differences between expected and actual changes in economic and demographic factors, and (iv) the deferred recognition over a five-year, closed period of differences between actual and projected earnings on plan investments.

As opposed to the calculation of the UAAL, which the Plans calculate using the actuarial assumptions and methods adopted by the Retirement Board, the Actuary calculates the net pension liability of the Plans in accordance with GASB requirements, which set forth required assumptions and methods. In the case of the Plans, most of the assumptions that GASB requires the Plans to use are the same or similar to the assumptions and methods that the Retirement Board has adopted for use in the calculation of the UAAL; but there are some differences. The most significant distinction is that GASB requires the calculation of the net pension liability at June 30 on the basis of the market value of investments at that date. For funding purposes, the Actuarial Valuation uses the actuarial value of assets, which reflects a five-year smoothed asset valuation.

GASB67

The net pension liability of the Plans under GASB 67 as of June 30, 2018 is calculated based on the actuarial valuations of the Plans as of June 30, 2017 and adjusted to reflect what the Actuary assumed would occur with respect to the experience of the Plans as of June 30, 2018.

Beginning July 1, 2016, a trust was created (State of Rhode Island State Police Retirement Fund Trust or “SPRFT”) under ERSRI for retirees classified as “State Police” under RIGL Section 42-28-22.1 to allow for advance funding of the benefits that were previously paid for on a pay-as-you-go basis. All benefit payments for this group will be paid out of this trust. Funding for SPRFT comprises: (i) an initial supplemental contribution from the State in FY 2016 of $15 million from a settlement through the U.S. Department  of  Justice’s  Equitable  Sharing  Program,  and  (ii)  an  actuarially  appropriate  contribution amount based on seventeen (17) annual payments of approximately $16.4 million by the State, which commenced in FY 2017. Given an annual rate of return on the contributions of 7.00%, and life expectancy consistent with the most recent Actuarial Valuation for the SPRFT, the liability for the pay-as- you-go retirement benefits for the State police officers hired on or before July 1, 1987 will be advance funded.

GASB68

GASB 68 requires each participating employer to recognize and record as a liability on its financial statements their proportionate share of the collective net pension liability determined under GASB 67. For the Fiscal Year ending June 30, 2018, each participating employer recognized its share of the total net pension liability of approximately $5,454,060 (expressed in thousands).  The State’s share of the collective net pension liability as of June 30, 2018 has been determined to be $3,420,545 (expressed in thousands).  This amount was recorded as a liability in the 2018 CAFR.

The GASB 68 disclosures as of June 30, 2018 are based on the Plan net pension liability as of June 30, 2017. Accordingly, the GASB 68 disclosures (other than RIJRFT) are based on the actuarial valuations of the Plans as of June 30, 2016 and adjusted to reflect what the Actuary assumed would occur with respect to the experience of the Plans as of June 30, 2017.

Under GASB 68 requirements, the State has also developed a valuation for its pay-as-you-go pension plans for certain State police officers and judges. The net pension liability at the June 30, 2017 measurement date was $159.9 million for State police officers and $44.8 million for judges, as disclosed in the 2018 CAFR.

Other Post-Employment Benefits

In addition to providing pension benefits, the State, through the Rhode Island State Employees’ and Electing Teachers OPEB System (the “OPEB System”), is required by law to provide OPEB for retired State employees. RIGL Chapter 36-12.1 (the “OPEB Statute”) governs the provisions of the OPEB System. The OPEB System is administered by the OPEB Board, an independent board established under the OPEB Statute for the purpose of holding in trust and administering the funds of the OPEB System. The OPEB System administers benefits plans for: (i) State employees (including certain employees of the Narragansett Bay Commission, Rhode Island Airport Corporation and Commerce RI); (ii) certified public school teachers electing to participate in the OPEB System; (iii) judges; (iv) State police officers; (v) retired and former members of the General Assembly; and (vi) certain employees of the State Colleges (primarily faculty) (collectively, the “OPEB Plans”). The contribution requirements of retirees, the State and other participating employers are set by statute. Active employees (other than employees of the State Colleges) do not make contributions to the OPEB Plans.  The retirees’ contribution to the cost of the OPEB Plans varies based on their years of service.

The State Investment Commission oversees all investments made by the State, including those made for the OPEB System.  The OPEB Statute requires that all investments  shall be made  in securities as would be acquired by prudent persons of discretion and intelligence who are seeking a reasonable income and the preservation of capital. The assets of each of the OPEB Plans are pooled for investment purposes only. Consistent with a target asset allocation model adopted by the State Investment Commission, the OPEB System maintains a diversified portfolio by sector, credit rating and issuer using the prudent person standard.

Pursuant to the OPEB Statute, a trust was established in fiscal year 2011 to accumulate assets and pay benefits and other costs associated with the OPEB Plans. The State’s annual OPEB cost is calculated based on the ARC with respect to the OPEB Plans, as determined by the Actuary in accordance with GASB

Statement No. 45, “Other Post-Employment Benefits” (“GASB 45”). The State is required by the OPEB Statute to fully fund the ARC through annual appropriations. Prior to fiscal year 2011, the State funded the OPEB Plans on a pay-as-you-go basis, with annual contributions designed to fund only current year claims, premiums and administrative costs. All employer contributions to the trust for fiscal year 2011 and thereafter have been made and will be made on an actuarially determined basis in accordance with the OPEB Statute.

Pursuant to GASB 45 and State law, the State has obtained an Actuarial Valuation of the OPEB Plans for the fiscal year ending June 30, 2018. GASB 45 requires that OPEB obligations be recalculated at least in two-year intervals, but the OPEB board voted in 2018 to obtain valuations for the fiscal year ending June 30, 2019 and annually thereafter. The purpose of the Actuarial Valuation is to measure the State’s funding progress, to determine the ARC, and to determine the actuarial information in accordance with GASB 45. According to the June 30, 2018 Actuarial Valuation, there were 13,433 active members covered by the OPEB trust and 7,915 retirees receiving healthcare benefits under the OPEB System. Except for a correction to BOE retirees, data on active members and retirees listed in the June 30, 2018 valuation are unchanged from the FY 2017 valuation.

The ARC for the OPEB Plans is based on OPEB Plan provisions in effect as of the valuation date, the actuarial assumptions adopted by the OPEB Board, and the methodology set forth in the OPEB Statute. The OPEB Board’s current policy is that an Actuarial Valuation becomes effective two years after the valuation date. Therefore, the ARC in FY 2020 is based on the Actuarial Valuation as of June 30, 2017 and the ARC for FY 2021 will be based on the Actuarial Valuation as of June 30, 2018. The ARC for each year is subject to adjustment from the Actuarial Valuations based on actual payroll amounts.

In computing the ARC, the Actuary determined the AAL of the OPEB Plans to be $807.7 million and the UAAL to be $542.4 million as of June 30, 2018. This reflects a change from $844.5 million for the AAL and $625.3 million for the UAAL as of the June 30, 2017 valuation. This is primarily the result of claims experience, changes to the pre-65 healthcare plans and projected decreases in ACA excise tax. The existing assumed rate of return of 5.0% for the OPEB trust fund remains unchanged.

The Actuary calculated the ARC based on an amortization of the UAAL over 30 years for judges and General Assembly members, 0 years for teachers and 18 years for State employees, State police officers and certain employees of the State University and Colleges. The OPEB Plans for the judges and General Assembly members are currently over 100% funded. The State and other participating employers contributed approximately $60.0 million (preliminary unaudited) to the OPEB Plans in FY 2019. In the FY 2020 Budget, the State and other participating employers are expected to contribute approximately $64.5 million to the OPEB Plans.

Actuarial Valuations of the OPEB Plans involve estimates of the value of reported amounts and assumptions about the probability of occurrence of events far into the future. Examples include assumptions about future employment, mortality, and the healthcare cost trends. Amounts determined regarding the funded status of the OPEB Plans and the ARC are subject to continual revision as actual results are compared with past expectations and new estimates are made about the future. These future revisions in actuarial assumptions could have a material effect on the UAAL or ARC in the future.  In the event of material changes in the UAAL with respect to retiree healthcare, there is no assurance that the State will be able to fund its ARC in the future. If the State is not able to fund such contributions, the State may be required to raise additional revenue, to reduce State services, to modify benefits, to implement a combination of the foregoing or take other necessary measures.

In June of 2015, GASB approved new Statement No. 74, Financial Reporting for Postemployment Benefits Plans Other Than Pension Plans (“GASB 74”), and Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions (“GASB 75”), which establish new accounting and financial reporting requirements for governments whose employees are provided with OPEB. The OPEB System implemented GASB 74 in FY 2017 and the State implemented GASB 75 for FY 2018. GASB 75 required the State to restate the net position of the OPEB Plans as of July 1, 2018 to recognize its share of the net OPEB liability. The net OPEB liability, an accounting concept, is the difference between the total OPEB liability and the fiduciary net position of the plans. This is analogous to the UAAL, an actuarial concept, which is the AAL less the actuarial value of plan assets.

On May 2, 2019, the Actuary issued its second report for the OPEB Plans under GASB 75. The report showed a net OPEB liability of $596,658,608, as compared to a UAAL of $542,425,370 in the Actuarial Valuation Report as of June 30, 2018. In preparing the GASB 75 report, the Actuary used the same assumptions as were used in preparing the Actuarial Valuation. However, GASB 75 requires the use of the plan’s fiduciary net position or fair market value of assets, whereas the actuarial funding valuing uses an asset valuation method that smooths investment gains and losses over a period of four years. GASB 75 reporting was included in the State’s audited financial statements beginning with the 2018 CAFR.

Employee Relations

It is the public policy of the State to encourage the practice and procedure of collective bargaining, and to protect employees in the exercise of full freedom of association, self-organization, and designation of representatives of their own choosing for the purposes of collective bargaining, or other mutual aid and protection, free from the interference, restraint, or coercion of their employers. See RIGL Section 28-7-2. State employees, with limited exceptions, have the right to organize, to designate representatives for the purpose of collective bargaining and to negotiate with the Governor or his/her designee on matters pertaining to wages, hours and other conditions of employment, except those benefits provided under the State Employees’ Retirement System. See RIGL Section 36-11-1. State employees generally have all rights to bargain as do private employees under the State Labor Relations Act, except that State employees cannot lawfully strike.  See RIGL Section 36-11-6.

The State’s workforce consists of approximately 15,498 paid employees as of September 16, 2019. This corresponds to 14,141.9 full-time equivalent (“FTE”) positions. This number is less than the 15,074.7 authorized FTE positions in the FY 2020 Budget by approximately 932 positions. Of this amount, the State employs 4,033 non-union employees (26% of the total workforce) and 11,465 union employees (74% of the total workforce). There are fifteen unions, the largest being American Federation of State, County and Municipal Employees (AFSCME), Council 94. Council 94 represents approximately 3,919 employees (34.2% of total union workforce). Other significant unions include the Rhode Island Brotherhood of Correctional Officers (“RIBCO”) (1,121 employees –9.8% of the total union workforce); the Rhode Island Alliance of Social Service Employees, Local 580 (786 employees –6.9% of the total union workforce); and the Laborers International Union North America (896 employees –7.8% of the total union workforce).

The current collective bargaining agreements between the State and the various employee unions were negotiated for a three-year period, July 1, 2017 through June 30, 2020. The agreements provided for salary increases of: 2% effective January 1, 2018, 2.5% effective January 1, 2019, 2% effective July 1, 2019 and 1% effective January 1, 2020. These salary increases were also extended to non-union employees. Additionally, the contracts provide for modifications to health insurance benefits including increased employee contributions to medical expense deductibles and out of pocket maximums, effective January 1, 2019. These changes in the health care plans apply to union and non-union employees.

The State negotiated a three-year contract with RIBCO (rank and file) for the term of July 1, 2017 through June 30, 2020. The negotiated raises and medical plan changes provided to other state employees were agreed to without change by this RIBCO bargaining unit. The agreement further provides that, for the first eighteen (18) months following a compensable injury, in lieu of statutory workers’ compensation benefits, a correctional officer would receive full salary, subject to deductions for pension and medical insurance contributions.

The Rhode Island Troopers Association (“RITA”) contract expired on October 31, 2017. A new contract was negotiated for the period November 1, 2017 through October 31, 2020. The contract provided for salary increases of: 2% effective January 1, 2018, 2.5% effective January 1, 2019, 2% effective January 1, 2020 and 1% effective July 1, 2020. The prior contract had provided for a bonus of 3.0% paid to troopers each year the Department of Public Safety/State Police received an accreditation of “excellence” from the Commission on Accreditation for Law Enforcement Agencies (“CALEA”). The “accreditation of excellence” bonus was reduced to 1.5% and in exchange the troopers received a corresponding 1.5% salary increase effective July 1, 2018. The RITA agreed to the health care plan changes applicable to all other bargaining units.

LITIGATION

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources.

Pension Litigation

For a discussion of litigation in respect to the State’s pension reform, see the section titled: “Pension Reform and Related Litigation” under “State Funding of Retirement Systems” above.

Other Litigation

The Narragansett Indian Tribe filed a complaint challenging the constitutionality of a statute authorizing table games at Twin River Casino. The tribe also disputes whether the State “operates” either Twin River or Newport Grand within the meaning of the statute. The Rhode Island Supreme Court has since determined that the statute is constitutional and remanded the case to the Superior Court to determine whether the State “operates” the facilities. There has been no action on this case since the Supreme Court’s decision in 2015. If the tribe were to prevail, there could be a significant impact to the State’s gaming revenue.

A family sued DCYF for “wrongful adoption,” alleging that DCYF failed to disclose the adopted child’s severe disabilities. The child also brought separate claims against DCYF in connection with a sexual assault that allegedly occurred while she was in DCYF’s care. The Superior Court issued a decision denying the State’s motion to dismiss based on the statute of limitations. The family also filed a motion for partial summary judgment on the public duty doctrine, tort cap and the application of statutory interest; the State filed cross motions for summary judgment on these same issues. The Superior Court partially granted and partially denied each of the cross motions. The family is seeking over $2.0 million in damages, and there may be exposure for pre-trial interest exceeding that amount.

A wrongful death action arising out of a drowning at Pulaski Park in Glocester has been brought against the DEM. Fact discovery is near completion, but expert discovery is ongoing. This case is expected to be tried sometime in 2020. Plaintiff is seeking $5.0 million in damages. If a judgment is entered against the State, the pretrial interest to date is 156%.

On May 2, 2011, Cashman Equipment filed suit against Cardi Corporation and RIDOT in Superior Court in connection with construction work performed in the course of building the Sakonnet River Bridge.

Cashman has set forth several allegations against Cardi including breach of contract, unjust enrichment, and negligence due to the fact that Cardi allegedly supplied a defective design for the cofferdams and defective materials. Cashman has contended that Cardi’s actions required Cashman to perform additional work on the bridge for which it was entitled to compensation. Cardi has filed counterclaims against Cashman and Third-party claims against the State. In relation to the State, Cashman has specified approximately $1.5 million as pass through claims. Cardi has filed a first amended third party complaint against the State for those amounts plus any damages related to Type F concrete. The potential liability could exceed $4.0 million. The parties have participated in three court-ordered mediations for this case. The Court bifurcated this matter for trial. Trial on the Cofferdam issue (which does not involve claims against the State) started on October 30, 2019 and is ongoing. The trial on the pass though claims and Type F concrete to be scheduled later. Discovery in the matter is ongoing. On June 9, 2017 Cashman filed for bankruptcy.

The Quidnessett Memorial Cemetery (the “Cemetery”) filed a lawsuit against RIDOT alleging inverse condemnation, continuous trespass, and violations of substantive and procedural due process stemming from an easement that the Cemetery granted to RIDOT in 1984 for the construction of a “seepage pit” on Cemetery property for overflow of highway runoff. The Cemetery alleges at least $2.5 million in damages for the value of the easement, which does not include damages related to loss of use. The Cemetery also demands the State resolve the flooding on Cemetery property, which may require major highway reconstruction with a cost in the millions. A bench trail has concluded, and a decision is pending.

The Chariho Regional School Committee (“Chariho”) filed a verified complaint for declaratory judgment and injunctive relief against the State in Superior Court regarding the rights and obligations under an Agreement Concerning the Transfer of Ownership of the Chariho Career and Technical Center (the “Agreement”). In Count I, Chariho seeks a declaration, among other things, that the Agreement is enforceable between RIDE and Chariho and that RIDE breached the Agreement by approving career and technical programs at Westerly and Narragansett high schools, respectively. In Count II of the complaint, Chariho seeks a preliminary and permanent injunction restraining RIDE from: (i) approving the continued operation of any career and technical programs in Narragansett, New Shoreham, South Kingstown and Westerly for so long as Chariho operates a career and technical center and (ii) any new career and technical education programs in Narragansett, New Shoreham, South Kingstown and Westerly for so long as Chariho operates a career and technical center. In addition, Chariho seeks an award of attorney’s fees and costs. The State has moved to dismiss the complaint for lack of jurisdiction and failure to join indispensable parties, as well as failure to state a claim upon which relief may be granted. A hearing on the motion to dismiss is scheduled for November 21, 2016. In addition, the Narragansett School Committee and the Westerly School Committee have filed motions to intervene in the litigation, respectively. A hearing on the motions to intervene was heard for October 17, 2016. A motion to dismiss was granted in favor of the defendants on March 20, 2017. An appeal may follow, and the State will continue to vigorously defend appeals. The motion to dismiss was granted on March 20, 2017. On May 26, 2017, a notice of appeal was received. The appeal is now pending in the Supreme Court, where argument has not yet taken place.

RIDE filed an administrative appeal in Superior Court of the Rhode Island State Labor Relation Board’s order and direction of election for its Legal Counsel/Hearing Officers. RIDE believes that the Legal Counsel/Hearing Officers are confidential and managerial employees exempt from collective bargaining. A hearing date is pending. The estimated amount of potential damages is unknown at this time.

A former state employee sued State of Rhode Island Legislative Council and her supervisor alleging violations of the Fair Employment Practices Act by creating a hostile work environment and engaging in gender discrimination. Discovery is substantially complete. Damages are unknown at this time. If interest is awarded, interest would be 12% of the judgment per annum from August 2004.

Parents filed suit on behalf of their minor daughter alleging that the State and three park rangers failed to protect and warn the minor plaintiff from potential harm. Although substantially complete, discovery was stayed as the parties are in mediation. If mediation fails, the case will be tried in 2020. Plaintiffs seek $1.0 million in damages. If a judgment is entered against the State, the pretrial interest to date is 84%.

The plaintiff, a former program worker with juveniles, brought suit against DCYF and certain DCYF employees alleging discrimination based on gender and retaliation under the Whistleblowers’ Act. Discovery is ongoing. Damages are estimated to be a minimum of $821,000. If interest is awarded, the amount would be 12% of the judgment per annum from April 2007. The amount of the potential award may be offset by a workers’ compensation setoff. A motion for judgment on the pleadings was filed with respect to the claims against the individual State defendants and is scheduled to be heard by the motion justice of the Superior Court in January 2020.

A personal injury case was filed alleging that a youth in temporary custody of DCYF visited a trampoline park where the youth sustained injuries, including permanent paralysis. The complaint includes three counts brought against the DCYF, a DCYF social worker, the group home where the youth was staying, two of the employees of the group home and John Does alleging negligence, negligent supervision and loss of parental companionship. The Office of the Attorney General represents the State, DCYF and the DCYF employee. Discovery has commenced. The extent of the alleged injuries and alleged permanent paralysis and lifetime care are unknown at this time but are anticipated to be extensive; damages could be in the multimillion-dollar range.

A wrongful death action arising from an automobile accident was filed against the State. A wrong way driver, operating under the influence of alcohol, struck a vehicle and killed a young married couple, leaving behind a young child. Plaintiffs have alleged that the State was negligent due to insufficient signage on the roadway where the accident occurred. The State believes that the public duty doctrine applies. Potential damages could be valued in the millions of dollars.

The American Trucking Association and four trucking companies have sued Rhode Island in federal district court alleging that the statute authorizing only tractor-trailer tolling violates the Dormant Commerce Clause of the United States Constitution. On March 19, 2019, the federal court granted the State’s motion to dismiss for lack of subject-matter jurisdiction, stating that state court and not federal court was the proper location for this lawsuit. Plaintiffs appealed this decision and it has been argued before the First Circuit Court of Appeals. A decision is pending. Assuming the district court decision is affirmed, the plaintiffs will re-file the lawsuit in State court and seek restitution, presumably for all tolls previously paid. Once all toll gantries are operational expected revenue (and thus potential restitution) is estimated to be $45-50 million per year. This amount of potential restitution is an estimate subject to change based on actual toll collections.

Children’s Rights of New York (“Children’s Rights”) sued DCYF alleging constitutional and statutory violations in its foster care programs. Children’s Rights sought substantial changes to these programs, prolonged supervision by a private, outside monitor and attorney’s fees. A judgment was entered in favor of the State in the United States District Court for the District of Rhode Island on April 30, 2014. Children’s Rights appealed to the United States Court of Appeals for the First Circuit, which reversed the judgment and remanded the case to the District Court for additional discovery and further litigation. A settlement agreement was approved by the District Court after a fairness hearing in May 2018 and negotiated attorneys’ fees were paid. The State will need to provide resources to DCYF to carry out the terms of the settlement agreement and meet its benchmarks. If DCYF does not meet the benchmarks, the State may be liable for costs and attorneys’ fees from future litigation for contempt and/or enforcement of the settlement. DCYF management believes they can comply with the requirements of the settlement with current staffing levels, but if it is determined that requirements of the settlement are not being met, DCYF will seek additional positions and associated funding.

Pre-suit notice of litigation was received in a potential wrongful death action arising from an accident where a six-year old riding a bicycle on or near the State’s East Bay Bike Path was struck by a motor vehicle and killed. Specific causes of action and damages are unknown at this time; however, the wrongful death minimum in Rhode Island is $250,000. The State has legal arguments to this action including the application of the statutory cap of $100,000. If the court determines that the statutory cap does not apply then given the age of the decedent and the potential for a loss of consortium claim, the amount of damages could be many millions of dollars.

In 2016, Manafort Brothers, Inc. filed suit against the State and RIDOT for breach of contract, breach of implied covenant of good faith and fair dealing and quantum meruit and alleging damages in the amount of $4.0 million. An answer and counter-claim have been filed. After the filing of the complaint, Plaintiff asserted a $21.0 million claim for delay and damages. The State disputes plaintiff’s amount of damages and intends to vigorously defend the alleged claims at trial. The State contends that the estimated amount in controversy is $4.0 million or less. The Superior Court previously granted summary judgment in favor of Manafort and against the State on liability but not damages. The State has appealed this decision and is currently awaiting review of that liability determination by the Supreme Court.

A lawsuit was brought by H.V. Collins Properties, Inc. regarding ownership of property condemned by RIDOT from the City of Providence in order to build a segment of a bike path near Gano Street in Providence. Plaintiff’s first amended complaint did not specify an amount. Plaintiff’s motion for partial summary judgment was granted by the court as to ownership of the contested land. The amount of damages is unknown at this time.

In the case of K.L., through her parent L.L. and on behalf of a Class v. R.I. Board of Education, et al., a student, through her parents and on behalf of a class of similarly situated individuals, filed suit in federal court arguing that LEAs in the State must provide free appropriate public education to students with a disability who have not earned a regular high school diploma until the age of 22. Such services have historically been provided until the age of 21. On appeal of a district court decision in favor of the State, the First Circuit Court of Appeals reversed the district court, held in favor of the plaintiffs and remanded the case to the district court to determine remedies. The parties are currently working to determine the size of plaintiffs’ class in preparation for a potential settlement conference. Based on similar settlements in other states, the State estimates potential liability of approximately $6.4 million.

Plaintiff Daniel Harrop has filed a lawsuit seeking to enjoin legal sports wagering in the State. Plaintiff contends that the legalization of sports wagering required the approval of voters through a statewide referendum. The lawsuit was dismissed in Superior Court, but plaintiff has filed a motion to amend the complaint. State revenues collected from Twin River and Tiverton Casino would be affected if a court were to enjoin or otherwise restrict sports wagering.

Plaintiffs Mutual Properties 14 Thurber LLC and Paolino Properties jointly brought suit as unsuccessful bidders against the Department of Administration, the State Board of Elections and their respective directors seeking declaratory and injunctive relief and attorneys fees arising from allegations that the State violated State procurement laws when it cancelled a Request for Proposals (“RFP”) and chose to negotiate a single source contract for leased space. The Superior Court denied plaintiffs’ request for a temporary restraining order seeking to halt execution of the lease by the State and the prospective lessor. The State’s motion to dismiss was denied, and limited discovery has commenced. The amount of potential damages is unknown at this time.

APPENDIX G

ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND
UTAH DOUBLE-EXEMPT OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Utah (“Utah” or the “State”). The sources of payment for Utah municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the 2020 Economic Report to the Governor prepared by the Utah Economic Counsel, reports prepared by state government and budget officials and statement of issuers of Utah municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

COVID-19 Pandemic

In December 2019, a novel strain of coronavirus known as COVID–19 (“COVID–19”) began spreading throughout the world and has been characterized by the World Health Organization as a pandemic disease.

COVID–19 is currently affecting State, local, national and global economic activity (including increasing public and private health emergency response costs and reducing sources of State and local revenues) and consequently is expected to materially adversely impact the financial condition of the State.

Information presented in this appendix generally predates the outbreak of COVID-19 and should be considered in light of the possible or probable negative effects the COVID-19 pandemic may have on the current and future finances, operations and economy of the State.

Geographic Information

On January 4, 1896, the State became the 45th state of the United States of America (the “U.S.”). Ranking 13th largest among the states in total area, the State contains approximately 84,900 square miles. It rang-es in elevation from a low of 2,200 feet above sea level in the south, to a high of 13,500 feet above sea level in the northern mountains. The State is in an arid region (precipitation ranks as the second lowest in the nation, behind Nevada). Home to deserts, plateaus, the Great Basin and the Rocky Mountains, the state is known for its scenic beauty and the diversity of its outdoor recreation areas. Land ownership in the State was distributed as about 64% federal, 10% State, and 26% other (American Indian reservation, municipal, state sovereign lands, and private).

Financial Information Regarding the State of Utah

COVID–19 World Pandemic Crisis

Summary. The State’s first confirmed case of COVID–19 was on March 6, 2020, hours after the Governor de¬clared a state of emergency. Since then, the virus has spread throughout the State, although the number of confirmed COVID–19 cases and related deaths to date have been comparatively low.

The economic effects have also spread across the State, with nearly 147,000 (about 9.5% of the employed labor force) traditionally eligible initial unemployment insurance claims filed over the seven weeks beginning March 15, 2020. Nationally, about 19.5% of the employed labor force filed a claim over the same time period. The leisure and hospitality sector has experienced the greatest impact, both in gross claim counts and relative to sector jobs.

State Actions. The State did not impose a mandatory statewide shelter in place order. However, the Governor did issue a “Stay Safe, Stay Home” directive, which directed Utahns to stay home whenever possible and follow specific social distancing instructions to slow the spread of the virus. The state enacted urgent public health measures such as school closure, restaurant dine–in option closure, the “Stay Home, Stay Safe” directive, limitations on gatherings and line formations, travel limitations, and a moratorium on residential evictions for tenants impacted by COVID–19. Some local governments issued more restrictive mandatory orders, such as the State’s most populous county, Salt Lake County.

On March 24, 2020 the Governor, in coordination with the Legislature, local governments, public health experts, and business and community leaders, released a comprehensive plan for the State’s health and economic recovery entitled “Utah Leads Together.” This plan included three phases of response—urgent, stabilization, and recovery. This comprehensive plan, one of the first in the nation, created unique public–private partnerships to address the unprecedented challenges of COVID–19. Testing capability and contact tracing have been dramatically increased because of these partnerships.

On April 17, 2020, the Governor, in coordination with the Legislature, local governments, public health experts, and business and community leaders, released Version 2 of the Utah Leads Together plan, which is available at the web site listed above. Version 2 addresses transitioning to the stabilization phase, including a color–coded health guidance system for businesses to follow as the economy is reactivated, sources of support for businesses and households, and more detail on some of the tools the State has developed to respond to the virus.

The Legislature called itself into special session on April 16, 2020 to address various issues related to COVID– 19. Senate Bill 3004 of this special session, which has been signed by the Governor, establishes the Public Health and Economic Emergency Commission to advise and make recommendations to the Governor on the State’s response to COVID–19, particularly with respect to safely reactivating the economy. After a recommendation from the Public Health and Economic Emergency Commission, on May 1, 2020, the Governor moved the State from a High Risk (Red) status to a Moderate Risk (Orange) status and began the stabilization phase of the Utah Leads Together plan. Many businesses are able to continue operating under specified guidelines to protect public health.

Federal and State Recovery Aid. The State is estimated to receive billions of COVID–19 related federal aid dol¬lars: direct state aid ($1.25 billion to the State and its counties from the Coronavirus Relief Fund which was created pursuant to the recently enacted federal Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), plus hundreds of millions in grants through State and local government agencies), direct payments to citizens (an estimated $2.5–2.8 billion), aid to businesses (an estimated $3.7 billion awarded under the federal government’s Paycheck Protection Program’s first funding tranche and $1.7 billion through May 1 in the second funding tranche), and health care providers. At this time, the State cannot provide details on how all of the Coronavirus Relief Fund will be used within the State as these plans are still under development in light of recent U.S. Treasury guidance. However, to date a portion of the funds have been allocated to acquiring personal protective equipment and to assist businesses and household negatively impacted by COVID–19 and related public health measures. It is anticipated that the State will allocate Coronavirus Relief Funds for similar purposes in the future.

In addition to federal actions, the State acted quickly to create the Utah Leads Together Small Business Loan Program, which provides gap loans to small businesses, including non–profits.

The State has experienced and expects significantly increased costs relating to providing an emergency response through various programs and departments. The State does not yet have sufficient data to fully quantify or make predictions about the size or implications of the expenditure impact but is managing the situation through a variety of administrative and budget actions. The State will also continue to actively monitor the effects of COVID–19 on the State economy and adapt its responses as appropriate to facilitate a successful economic recovery. Future special legislative sessions are anticipated as the extent of the pandemic’s public health and economic impacts become clearer.

Reserves and Legislative Changes. The State was in a strong fiscal and economic position as COVID–19 started. Between 2009 and 2020, the State and the nation experienced the longest, sustained economic expansion in modern history. The State created over 400,000 jobs, and unemployment dropped to historic lows. The State used this time to build up reserves that can support services during an economic downturn. As of Fiscal Year 2020, the State has a General Fund and Education Fund combined reserve balance of $791 million. Additional reserve accounts, including Medicaid ($75 million) and Disaster Relief ($18 million), bring Fiscal Year 2020 total reserves to over $884 million. In the enacted Fiscal Year 2021 budget, an additional $26 million was appropriated to the General Fund and Education Fund reserve accounts. The State had also built up a strong Unemployment Compensation Fund balance of about $1.2 billion in Fiscal Year 2020 prior to COVID–19.

The State is in the process of operationalizing its budget stress testing plan, including bonding for infrastructure previously anticipated to be cash–funded and expects to use other tools in its stress testing plan before dipping into its formal reserve funds. At the close of the 2020 General Legislative Session, the State had an estimated $102 million technical budget surplus and $765 million in ongoing “working rainy day funds” (pay–as–you–go capital spending) for Fiscal Year 2021.

Due to the federal government changing the federal income tax filing date from April 15, 2020 to July 15, 2020 (the “Federal/State Income Tax Shift”) an estimated $840 million in State income tax revenue is shifted from Fiscal Year 2020 into Fiscal Year 2021. A portion of this Fiscal Year 2020 budget impact is mitigated by the approximately $290 million of Fiscal Year 2020 revenue that was appropriated during the 2020 Legislative General Session for spending in Fiscal Year 2021.

Although recent public reports show some revenue collections on target, COVID–19 related impacts will materialize in coming months. The State is developing estimates of the fiscal impact to the State budget. However, it will take time for the full impacts to be known. Even though consensus revenue estimates have not yet been updated, it is preliminarily estimated that General Fund and Education Fund revenues, separate from the Federal/State Income Tax Shift, may decline by between $200 million and $500 million in Fiscal Year 2020, and that Fiscal Year 2021 General Fund and Education Fund revenues may decline by $600 million to $1.3 billion in Fiscal Year 2021 relative to the February 2020 forecast.

Various bills enacted in the Legislature’s April 2020 Third and Fourth Special Sessions (outlined below) address budget issues for Fiscal Year 2020 and Fiscal Year 2021. Additional budget changes are anticipated in the future as the State’s revenue picture becomes clearer.

Senate Bill 3001 Pandemic Response Appropriations Adjustments. Adjusts Fiscal Year 2020 and Fiscal Year 2021 budgets for an extension of income tax payments due to the Federal/State Income Tax Shift, appropriates $107.75 million in federal funds from the Coronavirus Relief Fund for Fiscal Year 2020, and makes budget adjustments to certain state agencies.

House Bill 3001 Bond Amendments. Allows the State to issue certain general obligation bonds that would result in the total current outstanding general obligation debt of the state exceeding 50% of the constitutional debt limit.

House Bill 3002 Appropriations Revisions. Allows additional budget flexibility for certain State agencies or funds, such as allowing funds to carry over between Fiscal Years and extending deadlines for state agencies to submit a budget execution plan.

House Bill 3003 Income Tax Revisions. Extends tax filing deadlines to match deadlines to file a federal income tax return and modifies the payment of the corporate estimated income tax due dates.
House Bill 4001 Pandemic Response Federal Funds Appropriations. The Legislature authorized spending authority of $2.2 billion in Fiscal Year 2020 and $2.3 billion in Fiscal Year 2021 from federal relief funding, including the CARES Act, enhanced unemployment benefits, enhanced Medicaid match, and other federal assistance programs.

Utah Economy and Outlook

Demographics

2019 Overview

The last year of the decade presented a continuation of trends with a few new twists. The moderated population growth of the past several years continued in 2019, with the annual growth rate of 1.69% remaining unchanged from 2018. Net in-migration increased slightly. Natural increase continued to decline while remaining positive. Utahns are continuing to age and become more diverse.

State Population Estimates

Utah’s population grew by 53,596 and reached 3,220,262 by July 1, 2019, according to estimates prepared by the Utah Population Committee (UPC). This moderated growth contributed to an increase of 456,377 new Utahns since the 2010 Census. Census Bureau estimates indicate that Utah was the fastest-growing state in the nation between 2010 and 2019.

Utah’s total components of population change, the sum of natural increase and net migration, increased by 913 since 2018. Net migration (in-migration minus out-migration) as a share of population growth contributed 47% of growth. Net migration grew as both a share of population growth as well as in absolute terms in 2019, increasing to 24,987 from just over 23,000 in 2018. Natural increase remains the mainstay of population growth, contributing 28,609 persons, which is over half (53%) of population growth.

Total Fertility Rate reaches record low

Although Utah’s total fertility rate was second in the nation behind South Dakota in 2017, Utah dropped to 4th highest in the most recent data. South Dakota, North Dakota, and Nebraska all had higher total fertility rates. This drop in ranking was due to Utah’s total fertility rate dropping to 2.03, which is below replacement rate for the first time.

Total births for the state continued the trend of decline seen since 2008, dropping from 47,310 in 2017 to 47,209 in 2018.

Changes in age structure

Median age has been increasing nationwide as the Baby Boomer generation, the largest generational group before Millennials, ages, and fertility rates decrease. This trend is happening in Utah, with median age increasing from 29.2 years at the 2010 Census to 31.0 years in 2018. Nationally, median age increased from 37.2 to 38.2. Utah continues to have the youngest median age, the largest share of youth, and the lowest share of 65 and older adults in the nation at 11.1%.

Utah has the third-highest total dependency ratio in the nation at 68.3, behind Idaho and South Dakota. Nationally, the total dependency ratio is 62.5. Since 2010, the total dependency ratio has stayed nearly the same. The school-age (5-17 year old) population creates the largest impact on the total dependency ratio in Utah. However, the retirement-age (65 years and older) dependency ratio increased from 15.2 in 2010 to 18.7 in 2018.

Households and housing units

There were an estimated 3.12 people in an average Utah household in 2018 — the highest in the nation. This continues the shift closer to the 3.10 average household size in 2010, decreasing from an estimated increase in the first half of the decade. Nationally, an average household is 2.63 persons and has remained consistent for the past several years.

Between 2017 and 2018, Utah had the fastest growth in housing units in the nation, with an increase of 2.2%. This growth equates to 23,897 additional housing units. Washington and Utah counties had the fourth and ninth fastest housing unit growth nationally for counties with over 5,000 housing units.

Race and Hispanic Origin Populations Continue to Increase

The “minority” population (measured as the population that is not white alone and non-Hispanic) was estimated to be 22.0% of the Utah population in the July 1, 2018 Census Bureau estimates. San Juan County (56.4%), Salt Lake County (29.3%), and Weber County (24.3%) all had minority shares higher than the state between 2017 and 2018. The minority population in San Juan County is predominantly the Native American population, while in Salt Lake and Weber counties, the dominant group is the Hispanic or Latino population.

While the Hispanic or Latino population is the largest minority group in the state, other groups had more significant increases in population since the 2010 Census. The non-Hispanic Asian population grew by 48.5% between 2010 and 2018 estimates. The non-Hispanic Two or More Races population also had an increase of 42.5%.

These three populations also happen to be the largest minority populations statewide. Utah’s Hispanic or Latino population accounted for 14.2% of the total population (450,218 people) and grew by over 91,000 between 2010 and 2018. The non-Hispanic Asian population increased to over 81,000 and the non-Hispanic Two or More races population was over 66,000 in 2018. Increases in Utah’s minority population contributed nearly 40% of total population growth from 2010 to 2018.

County Population Estimates

Seven counties in Utah had population increases of over 20% between the 2010 Census and the July 1, 2019 UPC Estimates. Wasatch County, which was the third fastest-growing county in the nation in both 2017 and 2018, was the fastest-growing in Utah with an increase of 39.7%. Washington, Morgan, Utah, Tooele, Juab, and Iron were the other high growth counties. Between 2018 and 2019, Washington, Tooele, and Utah were the fastest-growing counties.

Utah County had the largest overall increase since the 2010 Census, adding almost 135,000 new residents. Salt Lake County added over 100,000 residents. Between 2018 and 2019, Utah County added the most people with nearly 18,000 new additions. Salt Lake County added just over 10,000 residents, and Washington County added about 9,500.

Not all counties have grown throughout the decade. The populations of Emery and Wayne counties decreased between the 2010 Census and 2019 by 2.8% and 0.9%, respectively. Between 2018 and 2019, the populations of Grand (1.4%) and Rich (1.2%) counties both decreased.

Subcounty Populations

Salt Lake City, West Valley City, and Provo are the three largest cities in the state. The population of Salt Lake City showed marginal growth while West Valley City and Provo populations were estimated to have slightly declined between 2017 and 2018 according to the July 1, 2018 Census Bureau Population Estimates.

Vineyard was the fastest-growing small city in the nation at 62.8% over 2018. South Jordan was the 12th fastest growing city with a population of 50,000 or more between 2017 and 2018 (4.4%).

2020 Outlook

Projections indicate the population will continue to grow at a moderate pace to reach 3,270,729 by July 1, 2020. This includes the consideration that natural increase (births minus deaths) increase slightly, contributing 31,997 people to Utah’s population. Net migration is expected to remain positive but moderate to 20,472. The 2020 Census, conducted in the spring, will provide a new set of baseline information to inform the 2020 decade.

Measuring Economic Diversity

The Hachman Index measures economic diversity. Using indicators such as gross domestic product (GDP) or employment, the index measures the mix of industries present in a particular region relative to a (well-diversified) reference region. Hachman Index scores are normalized from 0 to 100. A higher score indicates more economic diversity, while a lower score indicates less economic diversity. The Hachman Index is often applied at the national level, allowing for comparison between individual states. With reliable data, the index may also be applied to measure industrial distribution across counties. This brief examines the results of a Hachman Index analysis at the state and county level for 2018.

Utah’s Midsized Economy is the Most Diverse

Utah is a leader among U.S. states for industrial diversity. A Hachman Index analysis using 2018 GDP data reported by the Bureau of Economic Analysis and aggregated to the two-digit NAICS code, reveals that Utah’s industrial distribution is very similar to that of the United Sates. Utah barely scores above Missouri.  Arizona ranks third, scoring 1.1 points below Utah. Overall, six states (Utah, Missouri, Arizona, Georgia, Pennsylvania, and Illinois) have index scores higher than 95.  As the Hachman Index is a relative measure, it is not definitive that any one of these states is significantly more diverse than another.

Utah leads the West for industrial diversity. Arizona, Colorado, and California all have larger economies than Utah, but have lower Hachman Index scores. States with similar-sized economies include Iowa, Nevada, Kansas, and Oklahoma. Of these, only Kansas has an index score above 90, indicating a very diverse economy. Kansas scores 92.4, Iowa 75.8, Nevada 67.5, and Oklahoma the lowest at 47.8. Despite Utah’s midsized economy (31st largest), its industrial composition is more diverse than even the largest states.

Urban Counties More Diverse, Rural Counties More Specialized

Salt Lake, Weber, Davis, and Washington counties are the most economically diverse within Utah. Because adequate GDP data are not available at the county level, we used employment data. A Hachman Index analysis of Utah Department of Workforce Services and Bureau of Labor Statistics data using two-digit NAICS codes, shows the economic disparity of Utah’s counties. Urban counties tend to have more diverse economies with a larger variety of employment opportunities and a wider range of industry sectors available to the population.  Salt Lake and Weber counties are two of the most populous counties in the state. Washington County is the most populated county outside of the Wasatch Front, and adjacent Iron County is one of the fastest-growing counties in the state. As more people move to these counties, the employment opportunities should increase and the industrial composition will continue to diversify.

Most of the counties bordering Salt Lake have relatively diverse economies. Davis, Utah, Tooele, and Wasatch all have index scores above 70, ranking in the top 10 most diverse counties.  A notable exception is Summit County, which has high employment in arts, entertainment, and recreation and accommodations and food services, the result of a tourism-based economy centered on Park City. Another exception is Morgan County, which has the highest concentration of employment in construction. In counties such as Morgan, with small populations, just a few large employers can have an outsized effect on the counties’ overall employment mix.

Duchesne, Emery, and Uintah are the least economically diverse counties. In Uintah and Duchesne the low index scores are a result of a heavy concentration in mining, quarrying, and oil and gas extraction employment. These counties have a competitive advantage in the extractive industries due to their natural resources, which are geographically dependent and not found in every county. Emery’s highest concentration is in utilities, a direct result of the existence of two power plants. Similarly, like Morgan and Summit counties, all three have relatively small populations so just a few large employers can have a significant effect on their industrial composition.

With a few exceptions, Utah’s metropolitan counties have the most diverse economies in the state, followed by the adjacent ring counties. The rural counties with smaller populations and fewer industries have the least diverse economies. This highlights a clear urban-rural divide in the economic opportunities available to residents of the state. Urban counties offer a more diverse array of economic opportunities across a larger set of industries, while rural counties have fewer economic opportunities and fewer industries to choose from. While economic diversification is not a measure of economic prosperity, it is an indicator of greater economic choice and opportunity.

Calculating the Hachman Index

The Hachman Index is the reciprocal sum, or mean location quotient, of the study area across all industries where the mean is generated by weighting the respective sectors’ location quotients by the sector shares in the region. The Hachman Index for a given time period is calculated as follows:

A Hachman Index score ranges from 0 to 100. A higher score indicates that the subject area’s industrial distribution more closely resembles that of the reference geography, and is therefore diverse. A lower score indicates a region is less diverse than the reference area and more concentrated in fewer industries. Diversity in economic opportunities, as represented by a diverse set of industries, is generally considered a positive contributor to a region’s economic stability.

The Hachman Index is not without its shortcomings. For one, the subject area is contained within the reference region, i.e. Utah is included in the U.S., and so, to some degree, the subject area is being compared to itself. Another limitation of the Hachman Index is that it does not account for the competitive advantages of a region. A region may have an advantage specializing in a specific industry, making a concentration in that industry economically justifiable over a more diversified economy.

Although diversification is usually considered a positive attribute for an economy, an increase in diversity may not be good for the labor market. As discussed in the 1995 Economic Report to the Governor, Utah had specialized in metal mining industries. In the mid-1980s Kennecott experienced major layoffs, which decreased its share of the overall Utah economy and therefore raised the measure of diversity in Utah. However, the effect on the labor market was negative, with lower employment levels. An increase in industrial diversity does not directly result in improvements for residents of the state or imply economic growth.

The Hachman Index is also affected by the measures used. The value of the Hachman Index will be affected if broader measures are used. For example, an index calculated from employment by industry will behave differently over time from one calculated from GDP, due to changes in labor productivity that lead to increased production using fewer employees.

Employment, Wages, and Labor Force

2019 Overview

The decade’s concluding year caps a chronicle centered on Utah’s resilient rebound from the Post Great Recession’s economic low point—the decade’s starting position. By 2012, Utah’s characteristic employment growth returned and has since featured yearly at-or-above-average (3.0%) employment gains. This vibrant economic story continued into 2019, setting the stage for an encouraging transition into the next decade.

The 2019 data is still accumulating, but the year’s employment gains are estimated to again measure around 3.0%. The seventh year of strong employment growth coupled with an already tight labor market further pushed down the unemployment rate to 2.4% by the year’s latter months—a rate matching Utah’s historical low.

Long-running economic expansions tend to lift all ships. It is no surprise that possessing higher education increases ones employment outlook. Workers with the highest level of educational attainment encounter the lowest unemployment rates—even in the worst of times. It is the lower education levels that undergo the most unemployment volatility, often being slowly and sometimes stubbornly reabsorbed by the economy. Utah’s strong seven-year employment gains have shrunk the unemployment disparity between the highest and lowest education segments to the narrowest gap since these data points were made available in 2005. This melding shows itself through a 2.4% unemployment rate in the last months of 2019.

A textbook low-unemployment outcome featuring full employment across all education tiers, is strong wage growth. A lack of formidable wage gains throughout much of the Great Recession’s rebound was the recovery’s missing potency. But within the past two years, Utah’s wage gains have been vigorous. The 2018 gains reached 4.2% (helped along by national tax stimulus), and 2019 should follow with another 3.7% increase. These gains can anchor their strength in all education tiers attaining full employment.

2020 Outlook

Two variables dominate the Utah employment outlook for 2020. They are labor in-migration, and the health of the U.S. economy. Both do not hold equal sway, but both have strong enough influence to potentially amend Utah’s current economic trajectory.

The lesser influence is labor in-migration. It is currently sustaining Utah’s robust economic growth. With the unemployment rate matching its lowest measure, it is notable that Utah finds enough labor to maintain its long-run average employment growth rates. Each year a sizeable number of Utah residents age into the labor force, yet that is not enough to maintain the expansion’s current pace given historically low indigenous unemployment. Therefore, in-migration is the stimulus sustaining the current pace. Factors influencing migration decisions, like housing prices and quality-of-life, receive added attention when observing Utah’s 2020 economy.

The larger pressure is the United States economy. The Utah economy runs parallel with the United States economy. It is rare for Utah’s economic statistics to move independently of the United States. Where Utah’s uniqueness lies is its parallel movements are traditionally at a higher level. Utah’s ebbs and flows mirror the national ebbs and flows, but like a sturdy ship, Utah generally rides the top of those fluctuating waves.

With that relationship, it is prudent to assess the national economy expectations. Current blue chip prognosticator dialogue falls on the slowing side of the ledger, and if this were to transpire, then the Utah economy should also see tempering in its job-growth rate. Therefore, Utah’s evaluators lowering the state’s forecasted employment growth to around 2.7% for 2020. Even then, unemployment would not be expected to rise much if at all in 2020.

Labor Force Participation Rate

Recessions impact labor markets. Rising unemployment is a normal outcome. This usually expresses itself as a temporary or cyclical tendency, as a return to a healthy business cycle finds workers re-employed and the recession’s impact mitigated.

But the Great Recession initiated a permanent or structural impact upon Utah’s, and the nation’s, labor force participation rates. Both are noticeably lower than long-held, pre-recession participation.

The labor force stipulation is anyone 16 and older. Not everyone in this assemblage desires to work or look for work (labor force participation), so the participation rate will be some percentage below 100%. For 30 years prior to the Great Recession, Utah’s labor force participation hovered around 71.0%, and the nations’ around 66.0%.

After the Great Recession’s onset, Utah’s participation rapidly declined to around 68.0% where it remains today (U.S. at 63.0%). Given nearly ten years since this decline and the Utah economy producing many new jobs and re-employing many workers since, it seems reasonable concluding this 68.0% level is the new norm—that a structural downward shift has occurred.

A question arises as to whether the Great Recession caused this structural change or was some other factor at work causing this decline. The answer is both, but more the latter than the former.

Although Utah has the lowest median age of any state, its median is trending upward. The baby boom generation is not the dominant cohort in Utah, but it’s large enough to cause the proportion of Utah’s 65-and-older population within the labor force class to rise from 11.0% ten years ago to 16.0% now.

The actual labor force is those who are active in the job market, either working or looking for work. For natural reasons, there are two age segments within the 16-and-older population that are not vigorously active in either working or looking for work. They are the 16 to 19 year olds (still educating), and the 65 and older (retiring). If a higher percentage of the labor force population ages into the less-active 65-and-older category (11% to 16%), then the actual labor force participation rate is destined to decline.

To measure aging’s anticipated outcome by holding pre-recession age-group participation rates constant as population ages between 2007 and 2019, it is calculated that the best the Utah labor force participation rate could be by 2019 is just below 69.0%. Utah’s decline from pre-2007’s 71.0% to today’s 68.5% is largely a natural consequence from labor-force aging.

The Great Recession’s impact accelerated an otherwise gradual, ten-year transition by front-loading it into a three-year window (2008 to 2011). Between 2008 and 2017, the Utah labor force was not engaged to its full potential. This was a cyclical effect. But within the last two years, the Utah labor force now appears fully engaged at its new, age-modified, potential around 69.0%. The Great Recession’s cyclical effect has run its course, but a natural structural-shift remains.

Personal Income

2019 Overview

Utah’s total personal income in 2019 was an estimated $155.2 billion, a 6.0% increase from $146.4 billion in 2018. Utah’s estimated 2019 per capita income was $48,332, up 4.3% from $46,320 in 2018. Both measures of estimated personal income growth in Utah were lower in 2019 than in 2018. In 2018, total personal income grew by 7.2% and per capita income grew by 5.3%.

Total Personal Income

Total personal income (TPI) is the sum of all individual personal income in a given region. There are three components of TPI: 1) net earnings by place of work, adjusted for place of residence; 2) property income, or income from dividends, interest, and rent; and 3) income from transfer receipts, which are benefits received from the government, including: Social Security, Medicare and Medicaid, and veteran’s benefits. In 2018, Utah’s TPI was $146.4 billion, and of that, net earnings by place of residence comprised the largest share (65.4%). This was followed by property income from dividends, interest, and rent (22.0%), and income from transfer receipts (12.6%).

While Utah’s component share of net earnings, and property income from dividends, interest, and rent were similar to the national average, its income from transfer receipts was the lowest of any state. Only the District of Columbia had a smaller share of transfer receipt income (11.8%). The three states with the lowest share of transfer receipt income were Utah (12.6%),

Colorado (12.9%), and Connecticut (13.0%). The states with the highest share were West Virginia (28.2%), Mississippi (25.9%), and Kentucky (23.8%).

In 2018, Utah’s TPI rose 7.2% from $136.5 billion to $146.4 billion. The fastest growing component was income from dividends, interest, and rent, which grew 8.2% from $29.8 billion to $32.2 billion. Net earnings by place of residence rose 7.1% from $89.4 billion to $95.7 billion, and income from transfer receipts rose 6.3% from $17.4 billion to $18.5 billion.

The majority of earnings by place of work, which includes government social insurance, came from wages and salaries (72.1%), followed by supplements to wages and salaries (17.5%), and proprietors’ income (10.4%). Utah’s earnings by place of work came primarily from nonfarm earnings (99.7%), versus farm earnings (0.3%). This is roughly equivalent to the nonfarm/farm split for the United States (99.5% and 0.5%, respectively).

Of Utah’s nonfarm earnings, 84.0% came from the private sector and 16.0% came from the public sector. Within the Utah private sector, the professional, scientific, and technical services sector (11.6%) was the largest source of earnings; followed by manufacturing (11.5%), and health care and social assistance (10.2%). At the national level, health care and social assistance accounted for the largest percentage of private-sector earnings (13.2%); followed by professional, scientific, and technical services (12.5%); and manufacturing (11.1%).

In 2018, all of Utah’s broad private-industry classifications experienced growth in earnings. The mining, quarrying, and oil and gas extraction sector had the highest year-over-year earnings growth of 14.0%. Other industries experiencing high growth included professional, scientific, and technical services (12.8%), educational services (11.2%), and construction (9.2%).

Earnings in Utah’s public sector, which includes federal civilians, military, and state and local employees, expanded by 5.1% in 2018.

Per Capita Personal Income

Per capita personal income is a region’s total personal income divided by its total population. Personal income and per capita personal income data are reported quarterly by the U.S. Bureau of Economic Analysis. Utah’s estimated 2019 per capita personal income was $48,332, up 4.3% from the 2018 level of $46,320. Utah’s estimated 2019 per capita income was 85.7% of the national per capita income of $56,424.

In 2018, Utah’s total personal income growth was the second highest in the nation, while its per capita personal income growth was the 15th highest. This dynamic of high personal income growth but lower per capita income growth has largely been driven by Utah’s young demographic. While total personal income is expanding, per capita personal income is weighed on by many young individuals who are counted in the population but have not yet entered the workforce. As Utah’s population continues to age, as is projected, the gap between personal income growth and per capita growth should continue to narrow.

Per Capita Personal Income by County

Utah experienced per capita personal income growth of 5.3% in 2018, which was higher than its 3.8% growth in 2017. Twenty-eight out of 29 counties experienced per capita personal income gains in 2018, versus 29 out of 29 counties in 2017. The only county to experience zero percent growth was Millard. Emery County experienced the strongest year-over-year growth (8.2%), while Grand (7.1%), Wayne (7.1%), Carbon (6.9%), and Sevier (6.8%) rounded out the top five counties for growth.

In 2018, Summit County’s per capita personal income was the highest in Utah at $131,606, nearly three times the state average of $46,320. Summit was also the only county with a per capita income that exceeded the national average of $54,465. Grand ($54,010), Wasatch ($53,285), Salt Lake ($52,639), and Morgan ($52,426), were the only other counties to outpace the statewide per capita income average.

2020 Outlook

Utah’s total personal income in 2019 was estimated to have grown 6.0%; this is down from 7.2% in 2018, but higher than the estimated national average of 4.5%. The state’s estimated 2019 per capita personal income growth of 4.3% was also lower than the state’s growth in 2018, and equal to the growth nationwide.

In 2020, Utah looks to remain one of the top labor markets and centers for growth in the nation. The state has consistently experienced some of the fastest employment growth in the country through¬out 2018 and 2019, and this trend is likely to continue into the foreseeable future. With Utah’s unemployment rate sitting well below 3.0% and at all-time lows, businesses will face increased competition for a qualified workforce. This dynamic should encourage companies to increase wages and benefits, and put upward pressure on personal income growth.

While personal income is projected to expand in Utah in 2020, there are some headwinds. The ongoing trade war with China and rising global uncertainty will likely continue to constrain business investment and curtail job creation. Overall economic activity is slowing, and it remains to be seen if the Federal Reserve has the policy tools to combat a more severe slowdown.

One sector to watch in 2020 is manufacturing, as it is the second largest sector for earnings in Utah and the third largest for the United States. At the national level, employment growth in manufacturing has slowed substantially since the start of the trade war, while it has remained relatively buoyant in Utah. If growth in Utah’s manufacturing sector converges toward the national trend, personal income growth could be hampered.

With headwinds in mind, preliminary forecasts for Utah in 2020 predict the state’s personal income growth will slightly outpace its 2019 level and sit comfortably above the national average.

Gross Domestic Product by State

2018 Overview

Gross domestic product (GDP) by state details the value of final goods and services produced in a state. It is a common indicator used to track the economic health of the nation or a state. Conceptually, GDP by state is gross output less intermediate inputs, and as such it measures the economic activity within the state. Real GDP controls for inflation by using “chained” dollars (a weighted average of data in successive pairs of years), which is a more meaningful measure of GDP over time. The Bureau of Economic Analysis (BEA) releases GDP data annually in June.

Nominal GDP

Utah’s nominal GDP (measured in current dollars) was estimated to be $178.1 billion in 2018, up from $167.3 billion in 2017. This represents a growth rate of 6.5% which ranks the seventh-highest in the nation. Much of Utah’s GDP growth is targeted in the Silicon Slopes region of the state. National GDP has been strengthened by a strong stock market, consumer confidence, and retail sales.

Real GDP

Utah’s real GDP (measured in 2012 chained dollars) was $158.8 billion in 2018, up from $153.1 billion in 2017. This represents a growth rate of 3.7 percent. The nation’s real GDP grew by 2.9 percent over last year. Utah’s GDP growth is expected to remain above the national average at about 3.7 percent for 2019.

Industry Growth

Seven sectors of Utah’s GDP continue to grow at above 5.0% including: construction; manufacturing; trade, transportation and utilities; financial activities; professional and business services; education and health services; and government. Utah’s lowest growth industries in 2018 were agriculture at 2.0% and other services at 2.7%.

Financial activities represents Utah’s largest sector at 22.4% of total GDP in 2018. Trade, transportation, and utilities ranks second at 16.9%.

2019/2020 Outlook

Utah’s current real GDP growth rate of 3.7% is higher than the average growth rate of the previous five years (2013-2017). Strong GDP performance should help Utah remain one of the top economic performers in the nation through 2019 and 2020.

National GDP growth has been driven largely by a strong stock market and consumer spending in the first six months of 2019. The national growth rate could slow to 2.3% in the last half of 2019 and to 2.1% in 2020 if consumer and business spending drop as a result of national trade decisions.

Looking forward, potential federal trade policy changes, monetary stimulus, inflation risk, and geopolitical instability could present challenges to Utah’s economy, in particular for GDP growth. However, Utah’s strong and diversified industrial composition will continue to help GDP growth remain in the 3.7-3.9% range for 2019 and 2020.

Utah Taxable Sales

2019 Overeview

In 2019, total taxable sales (sales and purchases subject to sales and use tax) in Utah increased by an estimated 4.4% to approximately $67.8 billion. Growth in 2019 was slower than recent years and among the slowest years that the state has experienced since the Great Recession. Although growth in total taxable sales was buoyed by an increase in remote sales and by a labor market that is among the best in the nation, it was also tempered by an expansion of the manufacturing exemption and by a slowing in business and consumer spending. Growth rates for retail sales and taxable services were the lowest since 2010 when the recovery from the Great Recession began, increasing by 3.9% and 4.0% respectively in 2019. Business investment also underperformed recent years, declining by 3.5%. Conversely, all other sales not categorized in those three sectors increased by an estimated 29.0% in 2019.

Retail Sales

Consumers are a key driver of the economy. As such, retail sales are an often-watched indicator of consumer spending. Retail sales are also of particular import as they account for just over half of all Utah taxable sales. In 2019, retail sales increased 3.9% to an estimated $34.7 billion. Despite relatively slow growth, Utah retail sales still outpaced the estimated 3.6% increase in U.S. total retail sales in 2019. Slowing global growth, the US-China trade war and apprehension of a future recession may have dampened consumer spending and growth in this sector, notwithstanding solid gains in employment and personal income.

Business Investment Purchases

After two years of near 10% growth, business investment purchases decreased by 3.5% to an estimated $9.6 billion. Decreases can be partially attributed to Senate Bill 2001 from the 2018 Second

Special Session (SB 2001), which expanded the sales tax exemption for mining and manufacturing to include items with less than a three-year economic life. Of all industries, mining experienced the largest decline in 2019 with a year over year decrease of approximately 50%. The decline in this industry is primarily due to the expansion of the mining sales tax exemption. Trade policy uncertainty in 2019 also weighed on business investment and contributed to the decline.

Taxable Services

In Utah during 2019, only a handful of services were subject to sales tax. The largest industries subject to sales tax on services included accommodations, recreation, entertainment, and food services. In 2019 taxable services increased by an estimated 4.0% to $18.2 billion in 2019. Strong consumer fundamentals and a diverse state tourism industry has driven steady growth in this sector since the Great Recession with annual increases ranging from 4.0% to 6.0%.

All Other

The category “All Other” consists of transaction types such as private motor vehicle sales and prior period refunds/payments that do not fit into the other three sectors. This category also includes sales remitted by taxpayers where an industry NAICS code could not be determined. In 2019, All Other grew by an estimated 29.0% and accounted for approximately 7.9% of all taxable sales. High growth in this category is primarily the result of an increase in remote sales. SB 2001 from 2018, which followed the South Dakota v. Wayfair United States Supreme Court decision, required remote sellers without physical presence in the state to remit sales tax beginning January 1, 2019. Sales from taxpayers without a direct physical presence in the state often do not have an identifiable industry NAICS code and end up categorized under All Other sales.

2020 Outlook

Momentum in Utah’s strong labor market is forecasted to drive another year of growth in Utah’s total taxable sales in 2020. Total taxable sales are forecasted to increase by 5.2% to $71.3 billion in 2020. Healthy consumer fundamentals (low unemployment, strong wage growth, and low debt service) point to another of year of solid growth in retail sales and taxable services, which are forecasted to increase by 4.6% and 4.7% respectively. Business investment purchases are forecasted to rebound, growing by 6.0%.

Recent and future legislation has the potential to impact forecasts for 2020. Specifically, SB 168 from the 2019 General Session, which took effect on October 1, 2019, requires marketplace facilitators that meet certain requirements to collect and remit sales and use tax on each sale the marketplace facilitator makes on its own behalf or that it makes or facilitates on behalf of a marketplace seller. Although this legislation may significantly increase compliance and reporting for remote sales, the entirety of impacts are unknown as of this writing and have only been represented to the extent estimated in the SB168 fiscal note.

Additionally, tax reform legislation (SB 2001) passed in the 2019 Second Special Session modifies numerous sales tax exemptions and expands the sales tax base to include a number of services beginning on April 1, 2020. Although this legislation will impact taxable sales in 2020, the impacts have not been included in the forecasts due to the timing of its passage. However, based on the fiscal note for this bill, these legislative changes are forecasted to increase taxable sales by approximately $750 million in 2020.

Although overall growth in 2020 is forecasted to exceed growth in 2019, significant uncertainty due to trade tensions and other geopolitical events presents risks to the forecasts and has softened the outlook somewhat. Conditions with the potential to impact 2020 taxable sales are primarily external in nature and include, but are not limited to, monetary and tax policy decisions, elections, national political climate, commodity prices, and geopolitical instability. Any significant changes in these and other economic or political conditions could result in changes to employment, disposable income, and consumer confidence, which will in turn affect Utah taxable sales.

Summary

In 2019, Utah taxable sales continued a trend of growth, although at a more moderate pace. Growth was driven by a strong labor market but was dampened by a slowing in business and consumer spending due to uncertainty in the global market. Forecasts in 2020 predict solid growth tempered by continued uncertainty due to primarily external risks. Expectations of a continued strong labor market and healthy consumer fundamentals should drive another year of growth in Utah Taxable Sales. The outlook for 2020 Utah taxable sales is cautiously optimistic.

Tax Collections

2019 Overview

Tax collections, while showing some signs of moderating, once again posted gains in fiscal year (FY) 2019. Starting in FY 2011 Utah has seen steady growth in state revenues. Utah labor market conditions were favorable with employment and total wage growth estimated at 3.0% and 6.8% in FY 2019, respectively. Total unrestricted state revenues rose 7.0% in FY 2019 following 10.5% growth the prior year.

Total unrestricted revenues in Utah have posted gains for nine consecutive years. In FY 2019 unrestricted revenue totaled $8,242.4 million, exceeding the February 2019 forecast (adjusted for legislation) of $8,124.1 million by $118.3 million. Total General Fund and Education Fund revenues grew 3.7% and 9.1%, respectively. Total Transportation Fund revenues increased 6.1%, while Mineral Lease revenues edged up 0.8%.

General Fund

Most major General Fund revenue sources posted positive growth in FY 2019. The exceptions were declining collections from cable and satellite excise taxes; beer, cigarette and tobacco taxes; and oil and gas severance taxes. Total unrestricted General Fund revenues of $2,634.2 million rose 3.7% in FY 2019, reflecting slower growth in collections compared to the 8.4% increase in FY 2018. Unrestricted sales tax revenue grew 4.8% while total sales tax, including earmarked revenue, increased 5.4% in FY 2019. Healthy wage growth and a positive consumer situation are contributing to growth in sales tax revenues. Sales tax earmarks, which have increased steadily since FY 2011 (when they were $189.2 million), totaled $690.9 million in FY 2019, a 7.3% increase over the prior year.

Revenue from liquor profits increased 5.2% in FY 2019. Unrestricted insurance premium tax collections grew 2.3% in FY 2019. Mining severance tax revenue grew 31.7% following an 11.3% increase FY 2018. FY 2019 oil and gas severance tax collections, however, fell 16.9% following an 87.4% increase in FY 2018.

Education Fund

Total FY 2019 Education Fund revenues increased 9.1% to $4,908.7 million, boosted by 8.0% growth in individual income tax collections and double-digit growth in corporate, mineral production withholding, and Education Fund “other” taxes.

FY 2019 revenue from corporate taxes grew 16.3% following a 36.4% jump in FY 2018. As a result of a rebound in Utah’s natural resource sector, mineral production withholding tax revenue increased 33.3% following a 42.7% rise in FY 2018.

Transportation Fund

Total Transportation Fund revenues of $619.9 million rose 6.1% in FY 2019. Revenue from motor fuel taxes grew 5.0% in FY 2019. Similarly, special fuel tax revenue increased 5.5%. Other Transportation Fund revenue increased 10.9%.

2020 Outlook

While Utah has experienced uninterrupted growth in its economy since the Great Recession, there is always the potential for negative developments at the national and international level that could impact the state’s economy. These include trade policy or tariffs, a correction in equities or asset values leading to a decline in business and consumer confidence, fiscal or monetary policy changes such as rising interest rates or tax policy changes, a decline in one or more international economies, political or military conflicts, geopolitical events, a weakening of U.S. labor markets, or negative developments in a particular economic sector.

In addition, legislative changes or court decisions have the potential to impact tax collections. One example is SB 2001 enacted in the 2018 Second Special Session following the Supreme Court decision in Wayfair v. South Dakota. SB 2001 requires remote sellers without physical presence in the state to collect sales tax beginning January 1, 2019. This bill also exempts manufacturing and mining equipment with less than a three-year economic life from sales taxes. Another example is SB 168 from the 2019 General Session which requires marketplace facilitators that meet certain criteria to collect and remit sales and use tax on each sale the marketplace facilitator makes on its own behalf or that it makes or facilitates on behalf of a marketplace seller beginning October 1, 2019.

Additionally, tax reform legislation (SB 2001) passed in the 2019 Second Special Session modifies numerous tax provisions, including: reducing the state income tax rate from 4.95% to 4.66%, normalizing the state sales tax on unprepared food and food ingredients to the 4.85% general rate, enacting tax credits dedicated to offsetting sales tax impacts for low- and middle-income households— including a grocery tax credit and personal exemption expansion, both of which also have “prebates” sent out in the first six months of 2020— and replacing a portion of transportation earmarks with road user fees via collecting a gas and non-diesel special fuel sales tax, among numerous other changes. Although these changes will impact tax revenues in 2020, the effects have not been included in the figures and tables herein due to the timing of the bill’s passage. Please refer to the Governor’s Fiscal Year 2021 Budget Recommendation Book for detailed estimates of these impacts.

Summary

FY 2019 marks nine years of consecutive increases in total unrestricted tax revenues in Utah. While the recovery in Utah can be described as mature, there is a great deal of momentum in the economy. We expect strong growth in tax collections in FY 2020, barring any economic disruptions.

Exports

2019 Overview

In contrast to the downward trend in Utah’s merchandise exports that we have observed over the last few years, Utah’s 2018 exports rose by just over 24.0% over 2017, to a total of $14.4 billion. Utah gained significantly in export competitiveness relative to other US states. The total change in the value of US exports from 2017 to 2018 was only 7.7%, and Utah improved from 29th in the nation in 2017 to become the 27th largest exporting state in 2018.

When comparing metropolitan areas in Utah, Salt Lake City remains the largest exporting area in the state, with 23.0% growth in exports over the previous year, from $7.9 billion in 2017 to 9.7 billion dollars in 2018. With this increase, the Salt Lake City Metropolitan area has gone from generating 62.0% of total exports for the state (in 2017) to 67.8% in 2018. The Provo area saw a 13.4% decrease in its exports, moving from $2.1 billion in exports to $1.8 billion, and bringing its share of total Utah exports to 12.4%. Ogden, on the other hand, saw an increase of 11.7%, climbing to approximately $1.8 billion from its previous $1.6 billion in exports, bringing its new share of total exports to 12.3% and almost surpassing Provo. The Logan area also saw a sizeable increase in their exports, 13.7%. This brought total exports to $573 million (up from $504 million in 2017), just under 4.0% of total exports statewide.

Primary metal products remain Utah’s leading export category, with an export value of $6.4 billion in 2018, an increase of approximately 65.0% from 2017, and a reversal of the downward trend in exports from this sector over the last several years. The primary metal products sector accounted for approximately 45.0% of Utah’s total exports, a substantial increase in the export reliance on this sector over 2017. Other major categories in 2018 were computers and electronics ($1.6 billion, 11.0% of total), chemicals ($1.2 billion, 8.6% of total), food products ($1 billion, of total), and transportation equipment ($884 million, 6.0% of total).

2018 saw a decrease in computer and electronic exports of 15.0% ($279 million). The chemical industry grew by 11.5% over 2017 (a $128 million increase). With this increase, the chemical industry bumped its share of total Utah exports up to 8.6%, solidifying its place in the top three export categories, and putting it on par with Utah’s agricultural and food production sectors in total. Other notable changes in the sectoral structure of Utah’s exports include a 62.0% increase in exports of waste and scrap, an $85 million increase in export value to $222 million.

The United Kingdom remains the largest consumer of Utah’s exports, with 2018 export values at $5.1 billion, making up 35.4% of Utah’s total exports. Canada comes in a distant second with 2018 exports values at $1.8 billion, making up a much more modest 12.4% of Utah’s total exports. Japan comes third with $812 million and 5.6% of the total. Behind Japan is Hong Kong with $738 million (5.1% of the total), followed closely by Mexico with $726 million (5.0% of the total).

There were some significant changes in the regional pattern of exports relative to 2017. There was large growth in exports from Utah to the United Kingdom, up from $2.3 billion to $5.1 billion, a rise of nearly 120.0%. The vast majority of this increase was in primary metals. By contrast, there was a dramatic decline in exports from Utah to East Asia, especially Hong Kong (down 54.0%), which dropped from being Utah’s 2nd largest export market to 4th, Singapore (also down 54.0%, and dropping well out of the top 10 export markets), and China (dropping 22.0% and falling from 4th to 7th). These are markets that had been growing rapidly in recent years.

2020 Outlook

Utah has benefited greatly from international trade and open markets in terms of job creation over the last decade. The global trade system has, however, been roiled by numerous shocks in the last several years. While Utah has managed to weather these shocks better than some other states so far, ongoing uncertainty remains.

The prolonged trade dispute with China is problematic. Utah’s exports to China and Hong Kong (much of which is ultimately directed to the mainland) fell by 44.0% in 2018, a loss of $1.3 billion in export value. This is particularly concerning given that China has been a high growth export market, and also one to which Utah’s exports have been relatively diverse along the sectoral dimension (as opposed to the United Kingdom, with which trade is almost entirely in gold).

In the absence of progress in China/US trade negotiations, the retaliatory tariffs being imposed by both countries will cause further market erosion. China is the largest single market for Utah’s agricultural production, which presents additional risk for Utah’s agricultural sector.

Price Inflation and Cost of Living

Introduction

Inflation is a measure of how prices of goods and services change. It is connected to the total amount of money in an economy. As an economy grows, the amount of money should also grow if prices are to remain stable. Stable prices are desirable because it allows people to plan and use their resources for exchange in a predictable way. Low inflation (near 2.0% a year) appears to allow an economy to func-tion efficiently and effectively.

The Federal Reserve governs money in the United States. It targets an inflation rate of 2.0% a year as most consistent with its mandate for price stability and maximum employment, conditions associated with economic growth and prosperity, and warns that an inflation rate “that is too high may reduce the public’s ability to make accurate long term economic decisions.” Conversely, an inflation rate that is too low would elevate the “probability of falling into deflation” —a harmful economic phenomenon where prices, and perhaps wages, fall.

A common measure of inflation is the U.S. Consumer Price Index (CPI), which measures price changes for a fixed group of similar quality goods and services over time. The U.S. Bureau of Labor Statistics calculates the CPI. Several measures of inflation exist, various agencies use a given index for a wide array of pur-poses. For example, the Federal Reserve utilizes the Personal Consumption Expenditures (PCE) index as their preferred measure of inflation.

2019 Overview

Through October 2019, the headline CPI index has risen 1.8% over the last year, compared to 2.4% on average in 2018. This is also the average rate of inflation that has happened each year since 2009. Current inflation is still about 1.0 percentage point lower than what was normal between 1980 and 2008.

Third-quarter 2019 inflation (from the PCE) reads lower at 1.4%, but is consistent with slowing inflation.

Medical care and housing became relatively more expensive this year while fuel and clothing prices fell.

Since the end of the last recession, car insurance is up over 60.0%—but this growth flattened in 2019. Over this period, education prices have grown over 40.0% and medical care prices are 30.0% higher. Housing prices have accelerated beyond the general price level since 2016. The price of utilities, vehicles, recreation, clothing, and motor fuel has grown slower than general prices.

Motor fuel prices fluctuate widely but are at about the same level as a decade ago. Since last year, average fuel prices fell 7.4%. Communication ser¬vices (of the same quality) continue to get cheaper. The long-term trend of inflation is clear, about $12 in 1960 could buy the same amount of similar goods as $100 in 2019. In the 1980s, items that cost about $45 would now cost around $100 to purchase.

The Federal Reserve reversed a three-year trend of interest rate increases. In July 2019, the first time in a decade, the Federal Open Market Committee (FOMC) lowered target rates from 2.0-2.25% to 1.5-1.75% by December 2019. FOMC wants to avoid “conveying a more negative economic outlook” than they expect– they believe the labor market remains strong and the economy will rise at a moderate rate.

Regional Price Parities (RPPs) measure cost of living across states and help give a sense for cost differences by geographic region. The most recent RPP data is from 2017. Utah’s RPP is 97,

indicating that the cost of living in Utah is a little lower than the national average. Goods are about 3.0% cheaper to acquire in Utah, while housing proxies are roughly 6.0% less than found in the rest of the country.

2020 Outlook

Inflation for 2020 is expected to be below 2.0% as global pressures push inflation risk down in the short-term. With the economy flirting with inverted yield curves, the medium and long-term inflation outlook appears stable, but deflation risk has grown.

Social Indicators

2019 Overview

Social indicators provide insights into dimensions of Utah life that are “noneconomic” in nature, but may impact the economy. This chapter includes information on social indicators from Utah Foundation’s Quality of Life Index project as well as its Social Capital Index project, which is currently in development.

Quality of Life

Since 2011, the Utah Foundation has measured community well-being through its Community Quality of Life Index. The index measures Utahns’ perceptions of 20 different factors that affect their local communities, such as traffic, schools, and the cost of living. Despite improvements in the economy, Utahns’ perception of their “community quality of life” declined from 73 to 70 on a 100-point scale between 2013 and 2018. Declines in three measures led to this change: (1) the availability of quality housing that is affordable, (2) air and water quality, and (3) good parks and recreation.

In addition to measuring community well-being, Utah Foundation developed a Personal Quality of Life Index in 2018. Being “secure financially” is the lowest scoring measure among the personal quality of life questions. Comparatively, Utahns score high on happiness and finding meaning in life. Higher incomes and religious affiliation are tightly linked to better personal quality of life scores. Youth also has a strong, but lesser effect.

Social Capital

Social capital is defined as “the productive value of social connections [...] not only in the narrow sense of the production of market goods and services, [...] but in terms of the production of a broad range of well-being outcomes.”

Social capital measures the value of relationships at the individual level and within and among the broader community. These relationships are the “glue” that holds society together, the “oil” that reduces friction between groups, and the relationships which “connect people of different levels of power or social status.”

Utah Foundation’s Social Capital Index, informed by three other indices, will consist of roughly 30 metrics in seven discrete categories. The metrics are mostly “noneconomic,” but are closely related to economic factors. For instance, while having graduated from college may not be a direct economic factor, college graduates do tend to enjoy higher incomes and lower unemployment rates than those who have not attended college. Accordingly, many of the social capital metrics included in the index are related to households’ economic well-being.

The seven categories of metrics in Utah Foundation’s Social Capital Index are (1) civic engagement, (2) social trust, (3) participation in communal life, (4) family health, (5) social cohesion, (6) focus on future generations, and (7) social mobility. This chapter briefly covers one metric from each group, with comparisons to Utah’s neighboring Mountain States and the national average.

Civic Engagement: Voter Turnout

The highest midterm election turnout seen in decades was during the 2018 election. In Utah, the percent increase in voter turnout compared to the 2014 election was higher than both the Mountain State average and the national average, as well as any single Mountain State. The overall number of voters in Utah was lower than three other Mountain States in both 2018 and 2016, and behind six Mountain States in 2014.

Social Trust: Violent Crimes per 100,000

While Utah’s levels of property crime, including larceny and motor vehicle theft, are above the national average, Utah Foundation uses violent crime (murder and non-negligent manslaughter, forcible rape, robbery, and aggravated assault) in its Social Capital Index. In 2018, there were approximately 233 incidents of violent crime in Utah per 100,000 people. That said, Utah’s rate of violent crime is comparatively low; the Mountain State average is 423 per 100,000 people, while the national rate is 381.

Participation in Communal Life: Volunteering

Utah has long led the nation in volunteerism, due in large part to its high levels of religiously-related volunteering. While the rates change from year to year, and from data source to data source, Utah consistently remains at the top of all states on this measure. Nearly half of all residents volunteer in Utah. Idaho and Montana come in second and third among the Mountain States, with just over a third of residents volunteering.

Family Health: Share of Children Living in Single-Parent Families

Having one parent not only affects the overall economic well-being of a household, but it also reduces the number of potential social capital connections of that child. Utah fares well on this metric, with only 21% of children living in single-parent families. The percent in other Mountain States ranges from 25% in Idaho to 45% in New Mexico. The national average is 34%.

Social Cohesion: Share of Population Born in the State of Current Residence

The strength of extended families is important to social capital, as is the length of friendships and having a diversity of colleagues. As such, living in one place, or at least one state, can have positive impacts on social cohesion. There are clear differences among the Mountain States on this metric. Utah tops the list, with 60% of residents native to Utah. The percent in other Mountain States ranges from 53% (Montana and New Mexico) to 25% (Nevada).

A higher proportion of Utah’s population is also born in the state compared to the national average: 60% vs. 58%. But while the national average has held steady since 2005, the percent of Utah’s population born in the state fell from 63% during this period. The state’s strong economy has led to an increase in net migration levels.

Focus on Future Generations:

Investment in Public Schools

Utah has the lowest K-12 per-pupil spending in the nation. However, when measuring student spending per $1,000 of personal income basis (which can be interpreted as the amount of effort the state devotes to students given its available resources), Utah ranks much higher. Utah spends $33 per $1,000 of personal income, just under the Mountain State average.

The Mountain State average is led by Wyoming, which spends $48 per $1,000 of personal income. Arizona is at the bottom, at $27 per $1,000.

Social Mobility: Share of Population that are College Graduates

Post-secondary education is one of the strongest predictors of social mobility, in part due to the social capital gained through that education. Colorado leads the Mountain States with the highest share of college graduates in the population older than 25 years (39%), followed by Utah (33%). Nevada has the lowest share of college graduates, with less than one-quarter of its residents holding bachelor’s degrees or higher.

The share of the population with bachelor’s degrees has increased by more than 5% in both Utah and nationally since the turn of the millennium.

Economic Development

2019 Overview

Job Growth

Utah’s economy continued to grow in 2019. While national gains were modest, Utah remained among the fastest-growing states. The state posted year-over-year job growth at 3.0%,

near double the national increase of 1.6%. This corresponds to more than 45,600 jobs added to Utah’s economy.

In 2019 the Economic Development Corporation of Utah and the Utah Governor’s Office of Economic Development worked together to support 42 compa-nies to relocate or expand in Utah, adding over 9,500 jobs to the state’s economy and retaining over 3,500 additional jobs. These companies made capital investments in Utah totaling more than $500 million.

Major Projects

Notable expansions or relocations in 2019 include the expansion of Qualtrics, adding over 2,200 jobs in Utah County; Tyson Foods, adding over 1,300 jobs in Utah County; Oatly, adding 50 jobs and $40 million in capital investment in Weber County; and Brex, adding 1,000 jobs in Salt Lake County.

In addition to business growth, infrastructure proj¬ects continue to enhance opportunities in Utah. The state’s transportation infrastructure is one of the best in the country. Salt Lake City continues the 10-year, $3.6 billion remodel of its international airport. Construction is well underway on the 900,000-square-foot main terminal, 1.7 million-square-foot parking deck, 827,000-square-foot south concourse, and 477,000-square-foot second concourse. The first phase is scheduled to open on September 15, 2020.

Business Climate

Utah’s young, educated workforce continues to grow, state and local governments remain fiscally responsible and stable, and the cost of doing business remains lower than the national average. Utah continues to receive recognition as a leading global business destination, enjoying accolades from national sources like Forbes, which has ranked Utah the #1 Best State for Business in six of the past nine years and second in 2018. In November, Forbes also named Utah the Best State for Entrepreneurs in 2020.

Utah also ranked fourth on CNBC’s “America’s Top States for Business 2019.” Factors that contribute to this ranking include the economy, high quality of life, business friendliness, and quality infrastructure.

Trends

Utah’s strategic industry clusters employed over 258,000 Utahns in 2019, up from 247,000 in 2018, demonstrating 4.2% growth.8 Utah’s industry clusters include aerospace and defense, energy and natural resources, financial services, life sciences, outdoor products, and software development and information technology.

Utah-based companies raised $998 million in venture capital in 2018. Strong investment activity continued in 2019, with companies raising over $1.2 billion as of November 19th. Utah also saw nearly $9.3 billion worth of mergers and acquisitions by November 19, 2019.

Updated Statewide Economic Development Strategic Plan

In response to the Utah Legislature’s request outlined in S.B. 172, the Utah Governor’s Office of Economic Development convened working groups of Utah leaders and stakeholders to update the state’s economic development strategic plan. The Legislature requested a detailed account of Utah’s economic development vision and policy priorities.

This landmark effort produced a comprehensive and strategic economic development plan for the state that will guide its future economic development efforts.

During the summer of 2019, GOED managed an Economic Development Strategic Plan Committee of nearly 25 individuals, who worked with large groups of public- and private-sector leaders to identify and evaluate Utah’s economic challenges and opportunities. The committee managed input generated from surveys of more than 430 Utah industry leaders. Seventeen subcommittees received input and recommendations, which helped shape the ideas, strategies and recommendations incorporated into the final report, delivered to the Legislature on Oct. 15, 2019.

The plan summarized fundamental principles the committee agreed should guide the ongoing economic development efforts for “Team Utah,” and policies that serve as its pillars. The four policy pillars included Strategic Industry Advancement, Innovation and Entrepreneurship, Talent Development, and Uniquely Utah. The plan also identified cornerstone initiatives reflecting legislatively mandated priorities.

The document reflects the combined wisdom of Utahns who know the most about the state’s economic development efforts, and provides a focus for the future of economic development in the state.

2020 Outlook

Because of Utah’s diverse mix of industries, the state economy is expected to mirror trends in the national economy, but at a greater rate.

High net migration rates for the state of Utah are expected to continue, both for international and domestic migration. Utah continues to attract relocation projects, as well as the attention of national and global site selectors, and is primed for the best organizations and talent to bring their business to the state.

Public Education

2019 Overview

Enrollment

In fall 2019, there were 667,403 students in Utah’s public education system, an increase of 7,965 students (1.2%) over 2018. There were 48,813 kindergarten students, a decrease of 303 students, or 0.6%, over fall 2018 (49,116).

Although Utah’s student population is primarily white (73.7%), it is becoming more diverse. In fall 2019, 17.6% of Utah’s student body was Hispanic or Latino, 1.7% was Asian, 1.6% was Pacific Islander, 1.0% was American Indian or Alaska Native, 1.4% was African American or Black, and the remaining students (3.0%) identified with multiple ethnicities.

In 2019, there were 112 operating charter schools in Utah. Charter schools operate independently of school districts but receive public funds and must adhere to federal and state laws in using those funds for operations. Charter schools are educating 77,630 students, about 8.4% of all Utah students in public schools.

Finances

In fiscal year 2016, the most recent year for which National Center for Education Statistics data are available for all states, Utah’s net current expenditure per pupil was $7,006 (the nation’s lowest). Net current expenditures do not include capital spending. Including capital spending raises total expenditure per pupil for fiscal year 2016 to $8,345. However, some consider current expenditure as a percent of total personal income as a better measure of Utah’s effort to fund public education. Using this measure, Utah ranks 35th nationally, at 3.5%. Utah’s per pupil net current expenditure for fiscal year 2019 was $8,156.

In the 2019 General Session, the Legislature appropriated funds for a $137 increase (4.0%) in the regular Weighted Pupil Unit (WPU) value, increasing it from $3,395 to $3,532 for fiscal year 2020. The cost of the Basic School Program is estimated to be $3,103,563,000. Of these funds $509,484,600 come from local property tax revenues and $2,561,578,400 come from state income tax revenues.

Achievement

In 2019, Utah ranked 30th in the nation with an ACT Average Composite Score of 20.3. Utah is one of only 15 states in the nation where the test is offered to 100% of high school students.

Statewide, the class of 2019 graduation rate was 87.0%, the same as the previous year’s rate. In 2019, Utah’s pupil-teacher ratio was 21.7, which is the same as the previous year’s ratio. A total of 38,907 Utah high school students earned 285,710 hours of college credit in 2019 through Utah’s concurrent enrollment program. This total represents a 7.1% increase in students over 2018. Ninety-five percent of the credits attempted are passed.

A total of 28,325 Utah public school students took 42,967 Advanced Placement (AP) exams in 2019 with a 67.4% pass rate, meaning the scores were good enough to earn college credit. Nationally, the pass rate at public schools is 57.9%.

Utah has 14 schools involved in the International Baccalaureate (IB) program, including nine that offer IB diplomas.

Two hundred and seven Utah schools—or about 18.0% of all Utah schools—offer dual immersion programs in French (21), German (2), Mandarin Chinese (47), Russian (1), Portuguese (12), and Spanish (101). Twenty-three additional schools offer more than one language.

2020–2021 Outlook

Enrollment

Growth in student enrollment is expected to continue for several years, as Utah experiences net in-migration, and has among the nation’s highest birth rate and fertility rate. Total enrollment in Utah’s public education system in fall 2020 is forecasted to increase by 7,902 students (1.2%) to 675,305. A projected additional $56 million in state funds are needed to fund student growth.

In most of the past five school years, the incoming kindergarten class was smaller than in the prior year. This change corresponds to a declining number of total births five years prior. Based on birth trends, declining kindergarten class size is expected to continue.

Utah’s charter school enrollment has increased by approximately 3.6% per year, on average, over the last four years. It is forecasted that enrollment in charter schools in Utah will grow by 3.2% in the fall of 2020.

Higher Education

2019 Overview

Utah’s system of higher education constitutes one of the most significant influences to the state’s economy, consistently producing the labor supply powering the strong economic momentum of the 2010 decade. As we move into the next decade, the institutions of Utah’s System of Higher Education (USHE) are poised to continue supporting the state’s growth, estimating enrollment to expand at roughly 3% per year over the next 10 years.

Utah’s public colleges and universities enrolled over 9,300 additional students in the 2019-20 school year for a net increase of 5.3 percent over Fall 2018. Eight out of 10 Utah high school graduates who enroll in college attend one of Utah’s public colleges and universities. Collectively, Utah’s public colleges and universities enroll nearly 190,000 students. Utah System of Higher Education’s (USHE) 10-year enrollment projections are expected to outpace the country with an anticipated 57,000 additional students coming to USHE campuses over the next 10 years.

The USHE Board of Regents has strategically focused its efforts on areas of postsecondary education that are most urgent and where the Board can have the most statewide impact. In the upcoming year the Board will focus on the following key areas to improve the success of students and in turn support the state’s economy:

1.	Access to postsecondary education
2.	Seamless credit transfer between institutions
3.	Institutional efficiency and quality

4.	Workforce alignment and demand

College Access

Less than half of Utah high school graduates go on to college the following year, putting Utah near the bottom of the nation for college participation.

This is at the same time that a college degree or certificate is more important than ever before for economic and personal success. The USHE Board of Regents has set the ambitious goal of increasing the college participation rate by 5% over the next three years. To reach the goal, USHE is committed to working closely with K-12 partners, providing a college access advisor for all Utah high schools, running a robust and relevant Concurrent Enrollment program, and reprioritizing state scholarship dollars toward Utahns who cannot afford college.

The USHE Board of Regents plans to provide a college access advisor, full-time, for every high school in the state by 2021. These recent college graduates help students register for and complete college entrance exams, submit college applications, apply for scholarships and financial aid, and connect them to first-year experience programs to at their college campus. For every meeting with a college access advisor, students are 13% more likely to enroll and 5% more likely to graduate from college.

With the support of the USHE Board of Regents and the Commissioner’s Office, the program has expanded to 34 high schools across the state for the 2019-2020 school year.

Concurrent Enrollment courses allow Utah high school juniors and seniors to earn high school credit and college credit for USHE institutions during their school day. In 2018-19, high school students earned a total of 285,710 college credits, 6.5 percent more than last year. A total of 38,907 Utah high school students participated in earning Concurrent Enrollment credit—up 7.1 percent from the previous school year. These courses will save students an estimated $54 million in future tuition expenses.

Paying for College

Utah ranked third lowest in the nation for tuition and fees for public, four-year universities (per year average cost of $7,160 vs $10,440 nationally).

To ensure the best use of state scholarship dollars, the Board recommended prioritizing state dollars toward the Utah Promise Scholarship and simplifying the existing Regents’ Scholarship. Implementation will begin in 2020.

Students who qualify can receive financial aid from the federal government. Qualification is determined through the Free Application for Student Aid (FAFSA). While Utah has made substantial progress in helping students complete the FAFSA—42% of high school seniors filled out the application for the 2019-2020 cycle, a 6% increase over the previous year—Utah remains second to last in the nation for FAFSA completion.

Utah has the lowest average student debt in the country at $19,750 compared to the national average of $29,200. Utah is also the top-ranked state for the lowest percentage of graduates with student debt at 36%, compared to 65% nationally.

Funding Higher Education

For the 2020 fiscal year, Utah’s legislature approved a $96.1 million increase (9.4 percent) in ongoing tax funds and a one-time increase of $2.2 million (0.2 percent) to the state’s higher education budget.

Workforce Alignment

Increased Wages of USHE Graduates

Bachelor’s degree graduates earned 69 percent more than those with only a high school diploma. Bachelor’s degree graduates also earn an estimated 51 percent increase in wages over five years. With increased wages comes increased spending and saving capacity that will contribute to economic growth at a substantially higher rate than the non-degree holding population.

Career & Technical Education (CTE)

More than 71,000 higher education students enrolled in a CTE course from a USHE institution during the 2018-19 school year. More than 110 new CTE certificate programs were developed by USHE institutions as a result of direct collaboration with business and industry leaders. Economically relevant credentials were awarded to over 6,000 students, who on average will earn annual salaries between $51,000 and $71,000 in five years.

Agriculture

2019 Overview

General

Total agriculture receipts, or the market value of agricultural commodities, totaled $1.69 billion in 2018, down 2.9% from 2017’s $1.74 billion. The farm, forestry, fishing, and related activities sectors provided 25,361 jobs earning a total of $360.6 million.

In 2018, Utah had an estimated 11 million acres in farmland (8.6 million acres were pastureland), 20.9% of Utah’s total 52.6 million acres of land. This ranks Utah as 26th in the country in total land in farms. Utah is home to 18,100 agriculture operations (ranked 37th nationally), down 100 operations from 2017. Utah’s average farm size is 591 acres (ranked 12th nationally), down slightly (2.1%) compared with 604 acres in 2017.

Top Counties

Utah’s top five counties for 2018 agricultural sales were Utah ($212 million), Beaver ($202 million), Millard ($182 million), Sanpete ($175 million) and Box Elder ($158 million).

Utah’s top five counties in total number of farms are Utah (2,589), Cache (1,397), Weber (1,260), Box Elder (1,187) and Uintah (1,114). Daggett County had the fewest at 52.3

Production

In terms of revenue generated, Utah’s top five agricultural products are beef cattle and calves, dairy products, hogs, hay, and greenhouse and nursery products. Over three-quarters of Utah’s agricultural income is generated by livestock and livestock products, with beef cattle and milk leading this sector. Livestock is the foundation of Utah agriculture. Abundant rangelands support livestock production and more than 6,000 cattle ranching families.

Hay is Utah’s largest crop, grown to feed beef and dairy cattle. Leading fruits are apples, cherries, peaches, apricots, and pears. Leading vegetables are onions, potatoes, and dry beans. Mushrooms and safflower are also grown in Utah.

Nationally, Utah ranks second in mink pelt production, second in tart cherry production, third in wool production, fifth in safflower production, 16th in hog and pig production, 21st in dairy cow production, and 28th in beef cows.

Sales and Prices

In 2018, there were 790,000 beef cattle and calves, down from 800,000 in 2017, a 1.3% decrease. Cattle and calves sales also decreased over the same period from $490 million to $457 million, a 6.7% decrease. There were also 710,000 hogs on Utah farms in 2018, a 29.1% year-over increase. Pork sales, however, decreased 28.3% from $173 million in 2017 to $124 million in 2018. Sheep and lambs totaled 275,000 in 2018, the same as 2017. There were 100,000 milk cows in 2018 compared with 97,000 milk cows in 2017, a 3.1% increase. The compensation price for milk decreased over the same period from $17.70! cwt to $16.10!cwt, a 9.0% decrease.

Livestock, livestock products, and poultry sales decreased 7.7% from $1.3 billion in 2017 to $1.2 billion in 2018. Total crop sales, however, grew from $414 million in 2017 to $486 million in 2018, a 17.4% increase.

Total agriculture sales figures do not reflect the value of commodities produced and used on Utah farms and ranches, such as hay, grain, and corn fed to livestock. By incorporating this value, the overall contribution of agriculture production would increase by approximately 40%.

Significant Issues

Animal agriculture is the foundation of Utah agriculture. Ranching operations require a combination of private and public lands to be sustainable and economically viable. Ranchers face tremendous uncertainty with 67% of Utah lands under federal control.

Predation, led by coyotes, continues to be a problem for sheep, cattle, and poultry producers, especially on or near public lands. Predator control funding comes from state and federal sources, as well as from ranchers who pay a per-head assessment. The focus of the program is to protect livestock, primarily adult sheep, lambs, and calves, from predators, including coyotes, cougars, bears, and ravens. In 2018, 20,300 sheep were lost solely to coyotes, up 25% from 2017. In addition, during that same year, 8,000 sheep were lost from cougars and bears, up 14% from 2017.

Agriculture Sustainability

Each Utah farm or ranch is different. Usually, we think of ranchers on horseback surrounded by their animals or a farmer in a large field with a tractor. These types of farms still account for the majority of agricultural products in Utah. However, urban farms are also adding to Utah’s local food supply.

Conversely, Utah’s population growth, land prices, and fluctuating operating costs and market prices for agricultural products continue to pressure conversion of fruit, vegetable, and other farmland for residential and commercial development. Agriculture diverts approximately 82% of developed water, but returns more than half back into the ecosystem. In the nation’s second most arid state, growth continues to pressure conversion of agricultural water to municipal and industrial uses.

2020 Outlook

Agriculture production and processing play a role in Utah’s diverse economy. Developing countries, expanding global markets, and changing consumer food purchasing behaviors keep Utah’s production agriculture industry changing and in demand. Continued drought conditions, increased catastrophic wildfires, prolonged tariffs, and federal land management policies create uncertainty and limit the potential for greater economic contributions by Utah agriculture, especially for rural communities.

Real Estate and Residential Construction

2019 Overview

In 2019, the value of permit-authorized construction in Utah was $9.46 billion, the highest year ever, in both current and inflation-adjusted dollars. The previous peak was in 2006, during the run-up to the Great Recession, when construction value totaled $9.45 billion in inflation-adjusted dollars. Construction value includes the value of permit-authorized residential and nonresidential construction as well as the construction value of additions, alterations, and repairs to existing structures. Permit-authorized construction does not include most public construction, such as roads, highway, prisons, and schools.

Residential Construction

Sixty percent of the $9.46 billion in total construction value in 2019 was for residential construction activity. The value of residential construction in 2019 was $5.70 billion, 10.9% higher than the previous year. The strong growth in value reflects the 11.0% increase in residential permits issued for new units. The number of residential permits issued in 2019 was 26,900 compared to 24,245 in 2018.

The boom in multifamily (apartments, condominiums, and townhomes) construction drove the 2019 increase in residential construction. The number of multifamily units receiving permits was up by 33.0%, and for only the second time in recent years multifamily permits exceeded single-family permits. Multifamily permits totaled 15,200, accounting for 57.0% of all residential permits. The number of multifamily units increased from 10,926 in 2018 to 15,200 in 2019, a remarkable increase of 39.0%.

The strong performance of the multifamily sector in 2019 was driven primarily by apartment construction. Since 2014, nearly 37,000 permits have been issued for apartment units statewide. In 2019, the number of permits issued for apartment units increased to 9,600 permits, an 85.0% increase over 2018. Permit activity for apartments was at the highest level in 35 years.

In contrast to the multifamily sector, single-family permits declined by 10.0% in 2019, falling from 12,776 units to 11,500 units. Forecasters expected a slight decline in single-family construction in 2019 due to an anticipated increase in interest rates from 4.0% to 5.0%; instead, rates dropped below 4.0% during the second half of the year. Lower rates should have spurred higher levels of single-family activity, rather than the surprising decline. Despite more favorable interest rates, the single-family market is hampered by high prices, which either prevent or discourage many households from entering the market. According to Metrostudy, the median sales price of a new, detached, single-family home in the Wasatch Front counties was $405,000 in 2019—a 60.0% increase since 2012.

The higher level of residential construction in the past two years has helped ease Utah’s housing shortage. Unlike the period from 2010 to 2017, when the increase in households outnumbered new housing units, the two most recent years have seen the growth in housing units exceed the growth in households. This better balance between supply and demand will relieve future price pressure on the housing market
.
2020 Outlook

The value of permit-authorized construction in Utah in 2020 is forecast at $9.06 billion, a decline of 5.0% from 2019. The number of residential units is forecast at 26,000 units, down slightly from the 26,908 in 2019. The decline is due to an expected slowdown in multifamily permit activity. The value of residential construction will hold steady at around $5.80 billion while the value of nonresidential construction and additions, alterations, and repairs will likely see modest declines. Nonresidential construction value is forecast at $2.06 billion, a drop of $300.0 million from 2019. Additions, alterations, and repairs value is forecast at $1.20 billion, a decline of $200.0 million. Despite the declines in nonresidential construction and additions, alterations, and repairs, the value of permit-authorized construction in 2020 will likely be the second-highest year on record.

Nonresidential Construction

2019 Overview

The value of Utah’s 2019 permit-authorized nonresidential construction was an estimated $2.3 billion, the second highest year ever in current dollars and fourth highest year in inflation-adjusted dollars. Nonresidential construction peaked in 2016 due to major hospital projects as well as a strong year in both retail and non-building structure construction. In 2019, permit-authorized nonresidential construction value was led by industrial-warehouse-manufacturing construction and office-bank-professional construction, respectively. The industrial construction sector had a record year in 2019 with a 34.9% year-over-year construction value increase. Two-thirds of all nonresidential construction took place in Salt Lake and Utah counties. However, many counties outside of the Wasatch Front experienced increases in commercial construction activity, and benefited from large-scale commercial and infrastructure projects.

Office, Bank, Professional Construction

After a record-setting 2018, with nearly $630.0 million in permitted construction value, the office sector had another strong year. The office sector permitted nearly $503.0 million in 2019, making it the third highest year on record (inflation-adjusted). Salt Lake County led this year’s office construction activity, accounting for nearly 70.0% of Utah’s total permitted-construction value. The growth is led by Utah’s expanding employment, especially in the tech, and professional and business services sectors.

Retail, Mercantile, Restaurant Construction

The retail sector has experienced a mixed recovery since the last recession. While 2016 was the fourth highest year on record (inflation-adjusted), this decade’s average construction value is 30% less than the previous decade. The 2019 permitted construction value was estimated to be just shy of $150.0 million. The sector continues to evolve as some national retailers close their doors, leaving more space vacant, thus limiting the need for new construction activity.

Industrial, Warehouse, Manufacturing Construction

The industrial sector had a record year ($612.6 million), and the largest absolute year-over-year increase in permitted nonresidential construction value. Warehouse growth continues to drive the industrial sector as major national tenants locate their distribution and storage spaces in Utah.

Structures Other Than Buildings

This sector’s 2019 permitted construction value was estimated at $285.7 million, the third highest year on record (inflation-adjusted). A $95.0 million permit for a solar farm outside of Milford, Utah, led this sector.

Remaining Nonresidential Buildings

Twelve individual building types constitute this sector; together, they accounted for $749.2 million in 2019 permitted construction activity, ranking as the eighth highest year on record (inflation-adjusted). While down from the 2016 peak of $1.3 billion in construction value, 2019 saw major projects across the state, including public utility projects, amusement and recreation development, and parking structures.

2020 Outlook

The 2020 forecast for the value of permit-authorized nonresidential construction in Utah is $2.06 billion, a 10.5% decrease from 2019. It is important to note that this decrease is reflective of record construction activity in the previous two years. The decrease from $2.30 billion in 2019 to $2.06 billion in 2020 is still above average; the annual average activity level since 2000 is $1.8 billion (inflation-adjusted).

The 2020 value of permit-authorized nonresidential construction is forecasted to decline by 5.0% in the office-bank-professional sector; decline by 23.8% in the retail-mercantile-restaurant sector; and decline by 10.7% in the industrial-warehouse-manufacturing sector.

While this slowing is anticipated, permit-authorized nonresidential construction is also expected to continue at high activity levels due to Utah’s strong job market and expanding population.

Energy

2019 Overview

Utah’s energy landscape continues to evolve as the balance between fossil fuels and renewable energy changes—some related to worldwide trends, whereas others are more specific to Utah and the western United States. The most noteworthy trends include: 1) the weakening of crude oil prices plus operator turnover in the Uinta Basin has led to reduced drilling activity resulting in a plateau in Utah’s crude oil production; 2) low natural gas prices have resulted in the continued erosion of Utah’s natural gas production; 3) the exponential growth in residential rooftop solar capacity plus energy efficiency measures have changed Utah’s electricity demand growth; and 4) increases in renewable and natural gas-generated electricity have led to a reduction in Utah’s coal-fired power generation.

After significant volatility in Utah’s crude oil price between 2014 and 2016—with swings from a high of $100 per barrel to a low of $20 per barrel—prices have now stabilized in a range between the low $40s and high $50s, averaging $48 per barrel in 2019. After two years of steady increase (2016 to 2018), crude oil production in Utah is expected to plateau in 2019 at about 36.9 million barrels. Natural gas prices have remained low for the past five years due to oversupply from the country’s prolific shale reservoirs. As a result, drilling for natural gas in Utah has virtually stopped and production has declined by 45% since the 2012 peak.

Between 2015 and 2017, 855 megawatts (MW) of new utility-scale solar capacity came online in Utah—more capacity than wind, hydroelectric, geothermal, and biomass combined. This surge in solar also occurred in the residential sector; the total installed residential PV capacity in Utah has increased from just 6 MW in 2013 to more than 212 MW in 2018.

Coal production in Utah rebounded to 15.3 million tons in 2019 as the foreign export market continued to grow, offsetting lower demand at regional power plants and industrial facilities. Production of electricity in Utah has decreased 15% in the past 10 years, mostly from coal-fired power plants, while natural gas-fired power plants and renewable resources have greatly increased their share of total generation.

Consumption of petroleum products is expected to reach record levels in 2019 as prices remain relatively low, and consumption of natural gas is expected to increase to record highs. Electricity consumption has grown at a modest 0.3% per year for the past six years in contrast to the historical 3–4% annual growth rate. This reduction in growth is partially attributed to the increase in rooftop solar installations, which offsets electric demand from power plants, but more significant is an increase in implementation of energy efficiency measures. Utah will continue to be a net-exporter of energy by producing more natural gas, coal, and electricity than is used in state. However, Utah will remain reliant on other states and Canada to satisfy its demand for crude oil and petroleum products.

Petroleum

Production. From 2003 to 2014, crude oil production in Utah experienced a substantial resurgence due to new discoveries in central Utah and increased exploration and development in the Uinta Basin— the latter fueled by dramatic increases in crude oil prices as well as the advancement of horizontal drilling. Crude oil production reached 40.9 million barrels in 2014, over triple the production achieved in 2003. Following a large decline in the price of crude oil, production dropped 9.2% in 2015 to 37.1 million barrels and dropped an additional 18% in 2016 to 30.5 million barrels. As prices increased in the past few years, crude oil production followed, reaching 34.4 million barrels in 2017 and 37.1 million barrels in 2018. However, production is expected to plateau in 2019 at about 36.9 million barrels as prices fall again, but also because several major Uinta Basin operators sold their acreage in 2019 (as acreage goes up for sale, operators typically suspend drilling, and after a new company takes over, there is usually a delay in re-activating laid down drilling rigs). Total crude oil pipeline imports from Colorado, Wyoming, and Canada increased to 39.5 million barrels in 2019, as refineries increased capacity and Utah production rates slowed. Refinery receipts—the amount of crude oil delivered to Utah’s five refineries—increased to 70.0 million barrels as additional refinery capacity came online in early

2019. Estimated exports of Utah crude oil peaked in 2014 at 15 million barrels coinciding with a peak in production. After dropping to 4 million barrels in 2017 due to lower production rates and high refinery receipts, exports increased to over 8.5 million barrels in 2018 and are expected to total 6.4 million barrels in 2019. Exports are aided by an increasing amount of Uinta Basin crude oil leaving the state via train from rail terminals in Price, Utah.

Prices and Value. Following worldwide trends, Utah’s crude oil price began to decline in late 2014 (from about $85 per barrel) and continued to decline through much of 2015 (down to a low of about $28 per barrel), and averaged $37 in 2016, a price not seen since 2003. Prices steadily increased through 2017 and into early 2018, stabilizing near $60 a barrel for most of the year, but began to decline again in late 2018 (down to about $43 a barrel), resulting in an average price for 2018 of $57 per barrel. Prices rebounded slightly in mid-2019 (to about $54) but have since retreated to the mid- to upper $40s and are estimated to average $48 per barrel for the year. The overall decrease in price, coupled with a resultant slowing of production, pushed the value of Utah’s produced crude oil down to $1.8 billion in 2019, down 16% from 2018. Following suit, Utah’s average price for regular unleaded motor gasoline and diesel also decreased in 2019 to $2.73 and $3.03 per gallon, respectively.

Consumption. Utah’s refined petroleum production decreased to 75.5 million barrels in 2018—a fire at the Holly refinery significantly reduced its capacity for several months. With a return to full capacity at Holly and a 2% increase in overall refinery capacity, total refined product production increased to a new record of 79.7 million barrels in 2019. Refined petroleum product imports from Wyoming via the Pioneer pipeline increased slightly to 16.2 million barrels in 2019, and Utah refineries were able to export 32.8 million barrels of petroleum products via pipeline to other states. As demand increases due to an ever-expanding economy and increased population, Utah’s total petroleum product consumption is estimated to increase to a new high of 58.9 million barrels in 2019 (the third straight record high year), the largest share of which is motor gasoline (51%) followed by diesel fuel (25%).

Natural Gas

Production. Utah’s natural gas production peaked in 2012 at 491 billion cubic feet (Bcf) but has since retreated to 271 Bcf in 2019, the lowest in the past 16 years, as prices remain soft. Dry production and actual natural gas sales also decreased to 262 and 236 Bcf, respectively. Similarly, natural gas liquids production decreased to about 3.8 million barrels. Nearly all of Utah’s natural gas production comes from conventional reservoirs; only a few unconventional shale gas exploratory wells have been drilled, all before the price declined in 2015. With the current low price of natural gas, drilling rigs in Utah are focused solely on liquid-rich plays—there has been no significant drilling specifically for natural gas since 2015.

Prices and Value. The average wellhead price for natural gas in Utah decreased 49% between 2014 and 2016 ($4.35 per thousand cubic feet [Mcf] to $2.24 per Mcf) but rebounded by 21% to $2.72 per Mcf in 2017 and increased again in 2018 to $2.77, before retreating to $2.60 in 2019. Unfortunately, natural gas prices in the $2 per Mcf range do not provide economic justification for new natural gas exploration or development. Following this same trend, the residential natural gas price also decreased nearly 12% to $8.00 per Mcf. The lower overall production of both natural gas and natural gas liquids, coupled with the steady low prices, resulted in a 2019 value of natural gas production of $784 million, the lowest since 2002.

Consumption. Natural gas consumption in Utah has been volatile over the past few years mostly due to large swings in the electric utility market. Overall consumption increased by 4.4% in 2019 reaching 255 Bcf, a new record high, and includes a significant 8% increase in consumption at Utah’s natural gas power plants. In contrast, consumption from the residential, commercial, and industrial sectors only increased by 3–5% each. As production has declined over recent years, Utah now consumes about 94% of in-state production, compared with consuming only 46% of in-state production in 2012.

Coal

Production. Utah coal production is expected to increase by a significant 11.2% in 2019 to 15.3 million short tons—due to a resurgence in the overseas export market—but still be well below the 24.5 million tons averaged in the 2000s. Declining Utah coal production started during the 2008 recession, but demand has not rebounded like other energy commodities since coal has dropped out of favor as a fuel for electric and industrial needs. Production at the three Wolverine mines—Skyline, Dugout, and Sufco—increased about 500,000 tons in 2019 and accounted for 63% of Utah’s total coal production. The Murray-owned West Ridge mine shut down in late 2015 and the longwall mining machine was shifted to the Lila Canyon mine, which has since ramped up production to 3.6 million tons. The Deer Creek mine closed in early 2015, whereas the nearby Castle Valley mine has kept steady production of about 1.0 million tons per year. The Coal Hollow mine in southern Utah will produce roughly 300,000 tons in 2019 from their surface mine. Bronco Energy recently re-opened the Emery mine, cutting new portals in spring 2017, and produced about 400,000 tons in 2018 and about 700,000 tons in 2019, with possibilities to produce more if customers can be found.

Prices and Value. The average mine-mouth price for Utah coal has stabilized near $35 per short ton for the past several years (estimated at $35.50 per ton in 2019), still a relatively high price in nominal dollars but well below the inflation-adjusted high of $101 per ton reached in 1976. The end-use price of coal at Utah electric utilities, which includes transportation costs, decreased slightly to $41 per ton in 2019. The value of coal produced in Utah totaled $543 million in 2019, 9% higher than 2018, but well below the inflation-adjusted high of $1.3 billion recorded in 1982.

Consumption. Approximately 12.5 million short tons of coal was consumed in Utah in 2019, 97% of which was burned at electric utilities. Demand for coal in Utah has remained steady in recent years after a dramatic 17% decline between 2015 and 2016. Coke consumption in Utah ended in 2002 when Geneva Steel went out of business, and coal sales for industrial use (mostly cement and lime companies) has dropped to roughly 350,000 tons per year, which is only a quarter of peak demand of 1.4 million tons reached in 2005. In the past, Utah was a significant net exporter of coal, but out-of-state domestic demand has dropped from a high of 16 million tons in 2001 down to only about 2.2 million tons in 2019. Utah’s foreign exports peaked in the mid-1990s at about 5 million tons, then dropped to near zero in the mid-2000s. However, the foreign export market has seen a resurgence in the past few years, increasing to an estimated 4 million tons in 2019.

Electricity (Including Renewable Resources)

Production. Electricity generation in Utah increased 0.7% to 39,600 gigawatthours (GWh) in 2019 but still remains 15% below the peak generation reached in 2008. This large reduction over the past 10 years is the result of several factors including recession-related decreases in demand, increased energy efficiency measures, an exponential increase in residential rooftop solar (which is not captured in the utility-scale generation numbers), and a reduction in demand for coal-fired generation from out-of-state users, particularly California. Coal-fired electric generation once dominated Utah’s electric portfolio, providing 94% of electric generation in 2005. In 2019, coal accounted for only 64% of electric generation; significant increases in natural gas generation (23%) and renewable sources (12%) have broadened Utah’s generation portfolio. The largest change in Utah’s electricity sector is the recent exponential increase in utility-scale PV solar capacity. Between mid-2015 and the end of 2016, 855 MW of new utility-scale solar capacity came online, more than wind, hydroelectric, geothermal, and biomass combined. Solar now accounts for 5.7% of Utah’s total electric generation, and several additional solar farms are slated for construction in 2020. In contrast, Utah’s fleet of coal-fired power plants has experienced a 25% reduction in net generation, most significantly from the Intermountain Power Plant (reduction of 36%), Huntington (reduction of 18%), Hunter (reduction of 11%), and the closure of the Carbon plant.

Prices. The overall price of electricity in Utah has remained mostly steady over the past seven years. Utah’s 2019 average electric rate of 8.3 cents per kilowatthour (kWh) for all sectors of the economy is about 22% lower than the national average of 10.6 cents. This lower rate is mostly attributed to Utah’s established fleet of coal-fired power plants, which supply 64% of electricity generation in the state, and low natural gas prices. The residential price of Utah’s electricity increased a modest 0.9% in 2019 to 10.5 cents per kWh, which is lower than the national average of 13.0 cents per kWh.

Consumption. In general, from 1980 to 2013, electricity consumption averaged a 3.3% increase annually, mirroring Utah’s population rate increase (2.1% per year) combined with the increasing rate of consumption per capita (1.3% per year). However, after an initial 1.4% decrease from 2013 to 2014, total electricity consumption climbed more slowly to reach a new record high in 2018 of 31,242 GWh, before falling 2.2% in 2019 back to 30,550 GWh. The slow-down in electricity consumption is most likely related to the implementation of energy efficiency measures combined with a dramatic increase in residential rooftop solar (as stated earlier, rooftop solar electric generation and consumption reduces demand; the data are not captured within the consumption totals). Utah remains a net exporter of electricity, using only 77% of in-state electric generation.

2020 Outlook

Production and Consumption. Utah began 2019 with eight rigs drilling for oil, but as prices remained in the upper $40 to low $50 range, this number dropped to only four rigs by the end of the year. Even though many of these new oil wells are long horizontals targeting the Uinta Basin’s Green River Formation, and most have been very successful, four active rigs are not enough to keep Utah’s oil production from plateauing near 37 million barrels. In addition, several major Uinta Basin operators sold their acreage in 2019, which resulted in reduced drilling rates. The hope is that the new companies will restart drilling in 2020, helping to stabilize or even slightly increase falling production. At the same time, demand for petroleum products in Utah will continue to increase to record levels as the economy remains strong and prices for motor gasoline remain below $3 per gallon. Looking to the future, plans have been proposed to build a railway into the Uinta Basin; the federal Surface Transportation Board recently started the needed National Environmental Policy Act (NEPA)/Environmental Impact Statement (EIS) process. If successful, the proposed railway could open new out-of-state markets for Utah’s crude oil and could create significant potential for increased drilling rates.

In contrast to crude oil, no drilling for natural gas has taken place since early 2018, resulting in a continued decrease in gas production—2020 production could possibly hit a low not seen since the late 1980s. Consumption rates have fluctuated over the years due to the severity of the heating and cooling seasons, but despite reaching a record high in 2019, U.S. supply remains high and prices have stayed low. Several groups have sought new markets for Rocky Mountain natural gas to help alleviate the oversupply, including access to proposed liquefied natural gas (LNG) facilities in Oregon and Baja California, Mexico, to tap into Asian markets.

Coal production in Utah is expected to remain in the 14- to 15-million-ton per year range for the near future, as in-state demand has stabilized around 13 million tons a year, and out-of-state demand continues to be weak (about 2 million tons per year). Utah coal deliveries to the foreign export market have experienced a modest jump in the past few years, and potential remains for access to a strong overseas market which could push production higher in coming years. Similar to natural gas, West Coast port facilities are vital for accessing the Asian coal market, but current capacity at existing ports is limited and additional capacity could be a challenge to build.

Utah’s electric generation portfolio continues to evolve as demand for carbon-neutral electricity increases and several new utility-scale solar farms are installed in 2020 and beyond. This intensified emphasis on renewable energy has spurred research and development into large-scale electric storage facilities (e.g., compressed air storage in salt domes near Delta, Utah), the generation of electricity from “renewable” natural gas sources (e.g., large-scale anaerobic digesters), the continued development of enhanced geothermal systems at the Frontier Observatory for Research into Geothermal Energy (FORGE) site in central Utah, and the production of carbon-neutral hydrogen (using excess renewable energy or stranded natural gas) for electricity generation or vehicle fuel. Consumption of electricity should only modestly increase in the next few years as more rooftop solar is installed (offsetting residential demand) and energy efficiency measures continue to offset demands from a growing population.

Prices. Questions still linger about whether crude oil prices will return to the highs seen in the early 2010s (about $80 per barrel), but most estimates indicate prices should remain in the $50–$60 range for the foreseeable future as worldwide supply continues to adjust to increased success in exploration. The price of natural gas has remained in the mid- to upper $2.00-per-Mcf range for the past five years (excluding brief price spikes to over $4–$5 per Mcf), and projections indicate the price will likely stay in the mid- to upper $2 range for several more years as supply greatly outpaces demand. Utah’s mine-mouth coal price will remain relatively flat and is expected to average in the mid-$30-per-ton range in coming years. Despite recent changes, Utah’s well-established coal-fired power plants (which still provide 64% of Utah’s electricity generation), as well as an established fleet of natural-gas plants and nearly one gigawatt of new solar capacity, will assure affordable, reliable electric power for the foreseeable future and help keep Utah’s electricity prices nearly 20% below the national average.

Minerals

2019 Overview

The Utah Geological Survey (UGS) projects an estimated gross production value of metallic and industrial mineral commodities of $3.2 billion in 2019, a slight decrease of about 1.1% from the value in 2018.

The U.S. Geological Survey reports the 2018 value of Utah’s nonfuel (metallic and industrial) minerals production ranks eighth nationally, accounting for 3.6% of the total U.S. nonfuel minerals production. The UGS’s 2019 production values are derived primarily from annual industry production surveys, corporate quarterly reports, and discussions with mining industry professionals.

Utah’s 2019-estimated $3.2 billion total mineral value includes a base metals value of $1.7 billion (50.9%), precious metals value of $370 million (11.5%), and industrial minerals value of $1.2 billion (37.6%). Utah’s base metal production includes copper, magnesium, beryllium, and molybdenum, in decreasing order of importance. Gold is Utah’s top precious metal, followed by silver. Utah also produces a long list of industrial mineral commodities including potash, salt, sand and gravel, crushed stone, portland cement, lime, limestone, phosphate, gilsonite, and a variety of less valuable mineral products.

Kennecott Utah Copper’s Bingham Canyon open-pit mine is by far the most important contributor to base and precious metal production in the state. Bingham is the leading producer of copper, gold, and silver, and is the only producer of molybdenum. Copper production in 2019 has been impacted by grade variability as mining moves lower into the pit and is expected to be slightly lower than 2018. To offset this variability over the long term, the mine has been engaged in the south wall pushback, a $900 million growth project that will allow continuation of open-pit mining through 2027 and access to higher, more consistent grade ore. This area of the ore body is expected to be accessed beginning late 2020. Gold and silver are produced as byproducts of copper mining, hence increased copper grades are also expected to yield improved gold and silver production. The lower parts of the Bingham ore body are also characterized by increased molybdenum grade such that molybdenum production is expected to increase as deeper parts of the pit are mined.

Lisbon Valley Copper, an open-pit heap leach production located in San Juan County, suspended active mining mid-2018 and has focused on reprocessing the existing leach pads to enhance copper recovery. The company is advancing a plan for in situ mining, which would allow mining of deeper parts of the ore body that are uneconomic using current open-pit methods. Company scientists have met with Utah Department of Environmental Quality and U.S. Environmental Protection Agency representatives and are nearing completion of their permit application.

Magnesium metal production by US Magnesium LLC in Tooele County is expected to rebound from relatively low production resulting from closure of the adjacent titanium plant in 2016 that was an important consumer of magnesium. Beryllium production by Materion Resources in Juab County has experienced a moderate increase, given that the Spor Mountain mine represents 75 to 80% of the global beryllium supply. No uranium or vanadium mining took place in 2019, with the last active mining in 2012. However, Energy Fuels’White Mesa Mill in San Juan County produced both uranium and vanadium for commercial markets from existing ore stockpiles and from limited test mining.

Based on company projections, change in production of most industrial mineral commodities from 2018 to 2019 will not be significant. The U.S. Geological Survey data from the first half of 2019 suggest that construction aggregate production is down 8% in 2019 compared to 2018 after increasing the previous year. Construction aggregate, consisting of sand and gravel and crushed stone, is one of the more significant commodities in Utah and is an indicator of the overall construction market. Production of construction aggregate will likely remain relatively high over the next few years due to ongoing construction of the Salt Lake City airport and construction driven by Utah’s increasing population.

Metals exploration remains active in Utah. Enhanced merger and acquisition activity and a tight global investment market has made investment in junior explorers difficult to secure. The mega mergers of Barrick-Randgold and Newmont-Goldcorp alone have resulted in a combined cut of $102 million from exploration, including withdrawal from Utah projects. However, both junior and major companies have been re-investing in old mining districts such as the Tintic districts in Juab and Utah Counties, the Stockton and Ophir districts in Tooele County, and the Mount Baldy district in Piute County. Junior explorers continue pushing greenfield base and precious metal exploration in the Kings Canyon district, Millard County; Gold Springs district, Iron County; San Francisco district, Beaver County; Goldstrike district, Washington County; Copper Ridge, San Juan County; and Gold Hill and West Dip districts, Tooele County. Vanadium exploration has dropped off sharply from a peak in late 2018-early 2019, given the decline in price.

The most significant recent industrial minerals development in Utah is the completion of a final environmental impact statement and subsequent Record of Decision from the U.S. Bureau of Land Management for Crystal Peak Mineral’s potash project at Sevier Lake in Millard County. Crystal Peak Minerals intends to produce potassium sulfate, a more valuable type of potash than the typical potassium chloride. Earlier in the decade, several potash exploration projects were active in Utah, but interest in potash overall has waned due to lower prices.

Other industrial mineral exploration and development has focused on frac sand and lithium. Interest in frac sand is a response to the oil and gas industry’s trend of using ever-increasing amounts of sand in hydraulic fracturing of wells. Several areas in Utah have been investigated for frac sand resources, and two projects are in development. One project near Vernal is close to producing sand and will supply Uinta Basin oil and gas plays. Another project near Kanab is in the early stages of development. In 2018, a frac sand rail terminal was completed in Wellington, Utah, which could compete with Utah-based prospective mines. Several thousand lithium claims were filed in 2016, 2017, and 2018 on Utah BLM land, but limited assessment work was performed in conjunction with these claims. However, one company, Anson Resources, has been re-entering old oil and gas wells in the Paradox Basin to test lithium concentrations in brines with some success. Lithium exploration has been driven by a surge in global demand and increasing prices, but interest will likely wane as existing large producers and advanced exploration projects in Australia and South America increase production and move toward development.

2020 Outlook

Access to higher grade ore at Bingham Canyon, mainly through the south wall pushback project, will likely drive increased base and precious metal production in late 2020 and beyond. Industrial minerals production and value is expected to remain stable through 2020 with no anticipated substantial swings in commodity prices or production. In summary, the UGS estimates that the gross production value of Utah’s metallic and industrial mineral commodities in 2020 will be incrementally higher than 2019 totals driven by higher production at the Bingham Canyon mine.

Travel and Tourism

2019 Overview

Utah’s travel and tourism sector experienced continued economic growth in 2019, including record-level visitor spending, jobs and wages, and state and local tax revenue.

At the time of publication, year-to-date travel-related sales tax revenues, such as transient room, restaurant, and resort communities’ sales, were trending 5.0-9.0% higher than 2018 revenues. During the first three quarters of 2019, 23 of Utah’s 29 counties experienced year-over-year increases in county transient room tax revenue. Additionally, total taxable sales in the leisure and hospitality sector increased 6.1% during the first half of 2019, while gas station, grocery store, and other travel-related retail sales increased around 2.0%.

During the first half of 2019, jobs in Utah’s private leisure and hospitality sector experienced a 3.8% year-over-year increase—higher than the average of all other sectors combined (3.1%). Leisure and hospitality sector wages increased 6.5% compared to 7.1% for all other sectors.

Due to above-average snowfall and an extended season, Utah’s 2018-2019 skier spending set a new record at $1.4 billion. During the 2018-2019 season, the Utah Office of Tourism (UOT) continued its “Mountain Time” marketing campaign (launched the previous year). According to Strategic Marketing & Research Insights, the UOT’s winter ad campaign generated 127,000 incremental (ad-influenced) skier and snowboarder visits and $358.0 million in spending.

In spring 2019, the UOT created a new three-season advertising campaign called “Between.” The UOT’s “Between” ads retained many “Road to Mighty” ad visuals, but included different scripts, voiceovers, and music. The UOT recently placed greater emphasis on “Between” messaging, which highlights places to visit between the Mighty 5 national parks.

Utah state park visitation from January to August 2019 increased 17.7% compared to the same period in 2018, while Utah national park visits remained flat.

In 2019, Utah’s Board of Tourism Development allocated more than $4.5 million in cooperative marketing matching funds statewide, $150,000 through its cafeteria co-op marketing program matching funds, and over $348,000 to destination development.

2020 Outlook

Travel industry forecasters anticipate decelerating 2020 trends in U.S. domestic and international travel. Travel experts predict domestic visitor spending will increase at a slower rate than in years past due to a general U.S. economic slowdown, including less inflation and oil price declines. Analysts expect international visitor spending to increase modestly as well.

Travel experts believe domestic business travel will grow at a faster rate than leisure travel based on U.S. business profit increases. In addition, the U.S. will continue to lose its share of global long-haul travel because of increased global competition and a strong U.S. dollar. U.S.-China trade tensions have negatively affected Chinese visitation to the U.S. and China is Utah’s second largest international travel market. Nevertheless, forecasters expect a 3.3% year-over-year increase in combined U.S. domestic and international visitor spending.

Despite economic slowdowns and shifting international travel trends, Utah’s 2020 travel and tourism outlook remains optimistic. In the year ahead, we estimate Utah’s travel and tourism industry will experience the following increases: 5.0% in spending, 4.0% in jobs, 7.0% in wages, and 7.0% increase in travel-related tax revenues.

Defense

2019 Overview

Employment

In 2018, there were 33,965 total federal defense employees in Utah: 16,329 military personnel and 17,636 civilian employees. This was a 0.8% increase from 2017. Over the past five years Utah has seen a net gain of 1,415 federal civilian jobs (9% increase) and a net loss of 103 military personnel (less than a 1% decrease). The installations that employ the majority of Utah’s federal defense employees are Hill Air Force Base, Dugway Proving Ground, Tooele Army Depot, Utah National Guard, the Reserves, and Veteran Affairs (benefits office, hospital, clinics, and centers). Federal defense employment does not include defense-related private sector employment, such as jobs at defense contractors.

Federal defense employment in Utah shrank from 42,474 in 1990 to a recent low of 29,276 in 1999. However, since 2002 the total number of defense jobs has remained relatively stable at between 33,000 and 34,000. Because of this decline and stabilization while the rest of Utah’s economy has grown, defense’s share of total employment has fallen from 4.5% in 1990 to 1.6% in 2018.

In 2018, 80% of federal defense employment in Utah was located in three counties: 17,400 jobs in Davis County (51%), 8,412 jobs in Salt Lake County (25%), and 1,350 jobs in Tooele

County (4%). Davis County’s large share of defense employment is attributed to Hill Air Force Base, the largest military installation in Utah. Hill AFB was the state’s sixth largest employer in 2018. The largest installations in Salt Lake and Tooele counties were the reserve branches of the armed forces and Dugway Proving Ground, respectively.

Compensation

Compensation per federal defense job in Utah has historically been considerably higher than Utah’s average compensation rate, with the gap widening by over 50% between 1998 and 2010. Even with some tapering in recent years, federal defense jobs in Utah offered an average of $81,900 in compensation, 34% more than the $60,900 at non-defense jobs in 2018.

Federal civilian jobs accounted for more than two-thirds (71%) of total federal defense compensation in 2018. In the same year, 81% of federal civilian defense compensation came from national security jobs, down from 85% in 2013. In the last five years, civilian compensation from federal medical centers for veterans and service members in Utah increased by 3%.

Veterans

The National Center for Veterans Analysis and Statistics estimated 134,313 veterans lived in Utah in 2017 (the most recent data available), 17,398 of whom were military retirees. The largest numbers of veterans were in Salt Lake, Davis, Utah, and Weber counties. Retirees are concentrated in Davis, Salt Lake, and Weber counties, with relatively strong presences in Utah and Washington counties too. By 2045, the veteran population is expected to decline to 100,000 individuals.

Contracts and Grants

At $1.8 billion in FY 2018, the total value of DOD and VA contracts and grants in Utah have been following an uneven decline since peaking at $3.9 billion in 2007. Annual amounts vary considerably, driven primarily by changes in DOD contracting levels. Even though this fluctuates from year to year, DOD contracting consistently makes up about 91% of total contracts and grants from both DOD and the VA to Utah organizations.

The annual value of VA grants in Utah barely exceeded $2 million from 2000 to 2009. Since 2010, however, amounts have ranged from $11 million to $37 million (with 2016 as an exception). Possible reasons for the increase include VA funding changes favoring grants, incomplete data for earlier years, and actual increases in patient care, research and other activity in Utah supported by VA grants.

2020 Outlook

Defense supports many high paying quality jobs in Utah, and nearly two billion in federal contracts and grants. However, recent history shows a declining trend for both total defense employment and contract and grants. While we expect this trend to continue through the end of 2020, the growth in depot maintenance work associated with procurement andFig fielding of additional F-35 aircraft, award of the $80 billion Ground Based Strategic Deterrent (GBSD)

contract in late 2020, and continued growth in software work are anticipated to add 2,500 mostly federal civilian jobs to the Hill AFB workforce over the next five years. Further, with the GBSD contract being managed at Hill, defense contractors are already relocating to the community around the base which will 20.1increase the value of Utah’s DoD contracts over that period and beyond.

Health Care

2019 Overview

Utah ranked as the fifth healthiest state in 2019 according to America’s Health Rankings. This is an improvement from eighth in 2016, but lower than the 1990s when Utah consistently ranked first. The top four states include Vermont, Massachusetts, Hawaii, and Connecticut.

Health Outcomes

Measures that influence Utah’s positive ranking include: (1) high levels of physical activity among Utah adults, (2) a low percentage of children in poverty, and (3) a low death rate from cancer. Utah also has the lowest percentage of adults who smoke and engage in excessive drinking, a low percentage of adults with diabetes, and the second lowest rate of preventable hospitalizations in the country.

Measures that negatively influence Utah’s ranking include: (1) a low number of primary care physicians per 100,000 population, (2) low child and adolescent immunization rates, and (3) a large difference in health outcomes when segmenting the population by high school education. Additional measures where Utah ranks poorly when compared to other states include high levels of air pollution, a high incidence of new cases of pertussis or whooping cough, and a high rate of deaths due to drug injury of any intent (unintentional, suicide, homicide, or undetermined).

To address some of these issues, the Utah Department of Health (UDOH) identified three priority areas for improvement in 2017-2020: (1) reducing obesity and obesity-related chronic conditions, (2) reducing prescription drug misuse, abuse, and overdose, and (3) improving mental health and reducing suicide.

Obesity

Utah has a relatively low percentage of adults who are obese compared to other states (Utah ranks 10th in America’s Health Rankings). However, the percentage has been steadily increasing since the 1990s.

The percentage of Utah’s youth who are overweight or obese mirrors this trend, with the total percent of Utah high school students who are overweight or obese increasing from 14.2% in 1999 to 22.8% in 2017. Boys are more almost one and a half times as likely as girls to be overweight or obese (26.7% vs. 18.9%).

Drug Misuse, Abuse, and Overdose

While Utah has long experienced high rates of drug-related deaths, the state’s opioid death rate decreased in 2017 (13.5 per 100,000, 2018 is TBD). This is the first time Utah’s opioid death rate has dipped below the national average (14.3) since 1999.3 Part of this decrease is due to a reduction in the number of Utah deaths related to prescription opioids (falling from 302 in 2014, to 247 in 2017, and 274 in 2018).

Although the state is experiencing a decrease in opioid-related deaths, the death rate from methamphetamine is increasing, and data from the Centers for Disease Control and Prevention (CDC) indicate meth was a major cause of overdose deaths in Utah and most western states in 2017. In 2018, Utah’s age-adjusted number of drug-related deaths was 21.2 per 100,000 population. More than 80% of these deaths were unintentional.

Suicide and Mental Health

Utah has one of the highest suicide rates in the country (Utah ranked fifth highest in 2018). Suicide is the leading cause of death for Utahns ages 10–17. It is the second leading cause of death for ages 18–44 and the fifth-leading cause of death for ages 45–64.7 Data show that 14.9% of males and 28.5% of females in high school seriously considered attempting suicide in 2017.

Similar to its low number of primary care physicians, Utah experiences mental health provider shortages in all of its counties. However, America’s Health Rankings shows these numbers are improving. Mental health providers increased from 293.4 to 335.5 per 100,000 population in the latest available data.

Current Health Care Concerns

In addition to improving Utah’s obesity, drug death, and suicide rates, Utah is also focused on addressing the vaping epidemic and the number of Electronic Vaping Associated Lung Injuries (EVALI) in the state. As of December 10, 2019, 2,409 hospitalized EVALI cases were reported to the CDC from all 50 states, D.C., Puerto Rico, and the U.S. Virgin Islands.  Utah has experienced a proportionally high number of lung injuries across the state, with over 100 reported cases.

The state is also concerned with reducing the number of youth using electronic cigarettes or vaping. Use of electronic cigarettes and other vape products has grown significantly among Utah youth.  Experimentation rates were as high as 31.5% among Utah’s 12th graders in 2019.

Health Insurance

The majority of Utahns receive health care coverage through their employers and Utah has the highest rate of employer-sponsored insurance (ESI) in the nation (more than 61.0% of Utahns have ESI compared to the national average of 49.0%).  That said, the purchase of health savings account (HSA)-qualified high-deductible health plans (HDHPs) in Utah has also significantly increased since the mid-2000s.

In 2018, HSA-qualified HDHPs comprised 34.1% of Utah’s commercial health insurance market, compared to only 3.0% in 2007. They make up 38.4% of Utah’s large group market (defined as employers with 51 or more employees), 38.9% of the state’s small group market, and 23.0% of health plans purchased in the individual market.

HDHPs have lower monthly premiums, but higher deductibles, requiring individuals and families to pay more in out-of-pocket costs before their health insurance begins to cover qualifying expenses. Utah, like the rest of the country, has also experienced increases in the cost of health insurance over the last decade.

When adjusting for inflation, Utah’s median family income was relatively stagnant between 2006 and 2017 with an average annual growth rate of 0.5%. The cost of health insurance premiums for family plans, and deductibles for both family and individual health plans, rose at an average annual rate more than five times the rate of family income during this same period.

Utah’s health care expenditures are also growing at one of the fastest rates in the country. This increase is likely due to the state’s rapid population growth, but could also reflect rising costs of health care and an increase in health care utilization rates. From 1991 to 2014, the fastest growing expenditures in Utah were in home health care and prescription drugs (including medical nondurable products).

Urban/Rural Differences

Different population groups have different health care needs, but the severity of these needs vary based on individuals’ genetics, behaviors, environment, access to health care, and socioeconomic status. For example, Utah data show that in 2018, 34.0% of low-income adults (with income less than $25,000 per year) report having fair or poor health, compared to only 7.1% of adults with annual income more than $75,000.

Income levels and access to health care differ considerably across Utah and data show an urban-rural divide on key economic indicators and health care outcomes. While Utah’s uninsured rate is relatively low compared to other states that have not expanded Medicaid (Utah did not expand Medicaid until April 1, 2019), this low uninsured rate is not consistent throughout the state. Utah’s 2017 uninsured rates for persons under age 65 range from a low of 7.0% in Davis County to a high of 17.0% in San Juan County.

These differences exist at the neighborhood level as well. Using life expectancy as a proxy, one can see the disparities that exist in health and wellbeing among Utah’s neighborhoods. Data show that there is a more than a 10-year difference in life expectancy between Utah’s neighborhoods with the longest life expectancy (the Avenues and Foothill) and the shortest life expectancy (South Salt Lake). This is despite there only being about a five mile difference between these areas. Life expectancy for the state as a whole is 79.8 years and the national average is 78.6.

2020 Outlook

Health care changes are on the horizon for Utah as it moves into 2020, including the implementation of two programs that were approved by Utah voters in the November 2018 election: (1) Medicaid expansion, and (2) a medical cannabis program.

Medicaid Expansion

On April 1, 2019, the Centers for Medicare and Medicaid Services (CMS) approved Utah’s application to expand its Medicaid program to parents and adults without dependent children earning up to 100% of the federal poverty level (FPL). This equates to $12,492 for an individual or $25,752 for a family of four. This expansion, known as the “Bridge Plan” utilizes the state’s current federal match rate of 68.2%, meaning the federal government pays about 68 cents of every dollar Utah spends on Medicaid.

On November 1, 2019, UDOH submitted another waiver application to CMS (i.e., the “Fallback Plan”), asking to expand adult Medicaid eligibility to 138% FPL and obtain a 90% federal/10% state match rate.

The Fallback Plan includes a self-sufficiency or work requirement, an enrollment cap, mandatory employer-sponsored insurance enrollment for those who qualify, a lock-out period for intentional program violations, premiums for higher income adults, 12-month continuous eligibility for select groups, and housing supports for select groups. Key provisions of the Fall Back plan were approved by CMS in late December, allowing for program implementation starting in January 2020.

Medical Cannabis

The Utah Medical Cannabis Act directs UDOH to register medical providers who choose to recommend medical cannabis treatment for their patients, issue medical cannabis cards to patients with qualifying conditions, and license privately-operated medical cannabis pharmacies. Utah’s medical cannabis program must be implemented by March 1, 2020.

Under the program, registered providers may issue recommendation letters for medical marijuana on a case-by-case basis to patients who are evaluated by the provider, diagnosed with a qualifying condition, and determined to benefit from medical cannabis treatment. Patients with medical conditions not included in the list of qualifying conditions may petition the Utah’s Compassionate Use Board for a medical cannabis card. This Board will review petitions and determine eligibility on an individual basis.

Life Sciences Industry

2019 Overview

The life sciences industry supports health care quality in Utah and represents a highly productive, fast-growing cross-section of the state’s economy. Life sciences companies develop, manufacture, and distribute medical devices, pharmaceuticals, and related products. The industry includes biotechnology firms, medical laboratories, diagnostics companies, professional services providers, and other establishments in 1,161 office locations around the state, as of 2018. Utah’s life sciences industry interfaces locally and globally with medical providers, pharmacies, and other customers.

The life sciences industry provided 45,354 full-time and part-time jobs in Utah during 2018, a 5.9% increase from the 42,831 jobs in 2017. Employees held 84.7% of these jobs, spread across 21 of Utah’s 29 counties. Self-employed workers filled the remaining 15.3%. Their combined earnings during 2018 were $3.7 billion, up from $3.3 billion the previous year.

Industry Composition

Utah’s life sciences industry includes four components. The largest in 2018 was “research, testing, and medical laboratories” in the service sector. They provided more than one-third of all life sciences jobs and worker earnings.

The “medical devices and equipment” component was a close second in terms of economic activity. This type of advanced manufacturing supplied just over one-third of industry employment and paid nearly one-third of earnings.

Rounding out the state’s life sciences ecosystem are “drugs and pharmaceuticals” manufacturing and wholesalers in “biosciences-related distribution.” Together, these two components accounted for the remaining 28.7% of jobs and 33.2% of earnings at Utah’s life sciences establishments.

Worker Earnings

Life sciences companies provide well-compensated career opportunities in Utah. While the industry supplies 2.2% of jobs in the state, its earnings footprint is disproportionately large at 3.5% of all worker earnings in Utah.

Average employee earnings in 2018 were more than 50% above the average for Utah jobs in other industries, whether we look at life sciences wages alone ($72,700) or total compensation ($92,400).

Self-employed workers in the state’s life sciences industry earned an average of $26,100 per year, a modest 12.9% above the average for other industries. Workers report self-employment income for part-time second jobs, early-stage startups, and a variety of other situations.

2020 Outlook

Growth Trends

Utah’s life sciences sector is on a path of consistent expansion. For 15 of the 17 years from 2002 to 2018, annual growth in the number of Utah employees in the life sciences industry exceeded employee job growth in other industries. The average annual growth rate during that period was 3.5% among life sciences companies, compared to 2.0% for all other companies in Utah. Job growth in the life sciences industry remained positive throughout two economic recessions.

From 2012 to 2017, life sciences employment in Utah increased by 5.0% per year, on average. This five-year growth rate was the highest of any top 20 state in terms of total life sciences employment. During this period, Utah moved from the 17th to the 14th largest life sciences sector in the country. These rankings are noteworthy from a state with the 31st largest population, employed workforce, and GDP in the U.S. in 2017.

Industry Strengths

We attribute the long-running productivity of life sciences companies to Utah’s innovative STEM workforce, its business management and entrepreneurial depth, advances in biotech, university research supported by federal grants, and partnerships involving major health care systems. Advantages like these helped Utah life sciences companies attract $4.1 billion in investment from 2013 to 2017, including venture capital, subsequent rounds of funding, mergers and acquisitions, and public stock offerings.

Global Factors

The life sciences industry is susceptible to national and international economic developments. Nearly 60% of pharmaceuticals, medical devices, and other products from Utah are sold outside the state, tying it to business cycle and global trade developments. We expect demand for cost-saving innovations and vital medical supplies and therapies to be less volatile than many other categories of demand.

Summary

During 2020, the life sciences industry is likely to grow faster than the rest of Utah’s economy. Through the past two downturns, annual employment growth in the life sciences industry did not fall below about 1.5%. Even if economic conditions deteriorate, the life sciences industry is likely to adapt well and continue expanding. Population health, investor returns, tax revenue, and the livelihoods of a growing number of people in life sciences jobs in Utah all stand to benefit from continued progress.

Utah’s Tech Sector

2019 Overview

As consumers, employees, and investors, Utah residents benefit from the state’s robust tech industry, which provides technology capabilities and support. Tech companies employ a larger share of the workforce in Utah than nationwide. The industry’s generous pay, compared with most other industries, attracts workers. Even with Utah’s significant wage increases in recent years, tech companies find labor costs in Utah well below the national average. Job growth rates in Utah’s tech industry have been high compared with other industries and states.

Types of Tech

The tech industry includes companies that develop software and connectivity solutions for personal and commercial use. Other tech companies manufacture and distribute computers and devices. Tech also includes e-commerce, with its online services and on-the-ground logistics, as well as other digital platforms. These functions serve customers nationwide and abroad. They help establish and reinvent Utah’s economy in the information age.

Information technology is pervasive in Utah. We focus here on economic activity related to digital innovation that is fairly independent of the technology functions of any particular industry or sector, such as finance, construction, education, and health care. Our criteria are companies that create tech products and services, have a large share of workers in tech occupations, and invest in research and development at higher rates than the economy-wide average.

Jobs and Earnings

Utah tech companies provided 118,600 jobs and $9.5 billion in earnings in 2018.  Just over 70% of this employment and well over 90% of these earnings came from companies with employees; self-employed workers generated the remaining activity. While 25 Utah tech companies had at least 500 employees, more than four out of five establishments in the state had fewer than 10 employees.

At $89,000 in 2018, average wages at Utah tech companies are nearly double what employees earned at non-tech companies in the state, partially because part-time jobs are relatively uncommon in the state’s tech industry.

While 22 out of 29 counties in Utah have at least some tech employment, most tech companies congregate around urban hubs, particularly in southern Salt Lake County and northern Utah County. These two counties have disproportionately high levels of tech employment given their shares of statewide employment and population. Industry and government support to open offices in rural areas and encourage telecommuting help further extend industry benefits outside of existing growth centers.

State Comparisons

In 2018, Utah had the largest tech sector for a state its size. In terms of employment at tech companies, Utah had the 22nd largest tech footprint among all states, whereas Utah ranks just 31st for total employment in all industries.

The concentration of tech jobs in Utah is fifth-highest among all states. Reaching 6.4 percent in 2018, the 10-year climb in tech’s share of total employment demonstrates Utah’s increasing specialization in e-commerce, software, technology support, and advanced manufacturing.

Tech Occupations

Utah’s tech workforce extends well beyond tech companies. Every major industry hires for tech roles. In 2018, companies outside the tech industry filled 52,800 jobs in tech occupations, such as software developers, database administrators, computer systems analysts, computer support specialists, and audio and video equipment technicians. These jobs are in addition to the 118,600 jobs at tech companies themselves.

Utah employees in tech occupations are more likely to be male, mid-career, and White or Asian than are Utah employees in other occupations. The state’s tight labor market and increasing population diversity point to further economic opportunities from broader participation by the state’s various demographic groups.

2020 Outlook

Growth Trends

Long-term trends in Utah’s tech sector point to rising wages and expanding employment in 2020. From 2008 to 2018, Utah ranked second among states for its job growth rate. During that period, the average employee wage in Utah’s tech industry rose 21.4%, nearly twice as fast as wages outside the tech industry. Tech companies also offer competitive benefit packages to retain talent.

The tech industry averaged 6.3% Utah job growth from 2011 to 2018, well above the 3.5% in other industries in the state. Though less than most industries, tech in Utah slowed during the Great Recession, with nearly a 4% drop in employment from 2008 to 2009. However, it recovered more quickly than other industries collectively. By 2011, Utah tech employment exceeded pre-recession levels by more than 5%.

Strengths and Opportunities

Storied homegrown companies, as well as local firms with origins outside the state, have been linchpins in Utah’s fast-moving tech environment. Current economic activity is rooted in decades of private and public investments in Utah’s tech sector and the business development efforts of state and local entities.

Continued tech growth requires sufficient office space and housing to accommodate business expansion and the families of out-of-state hires. This contributes to the state’s construction and real estate industries, while diminishing affordability in office space and housing markets.

Particularly in high-growth areas along the Wasatch Front, the industry prompts new public spending, for example, to address rising school enrollment and changing traffic patterns. Tech companies benefit from public investments in education at all levels, transportation, lifestyle amenities, air quality, and other areas. In 2018, tech companies generated over $1.0 billion in tax revenue to help fund state and local government.

Potential risks to Utah’s tech industry include specialized workforce shortages and softening domestic and global demand. There is potential for disruptive innovation in tech, although the state is well positioned to keep pace with technological change. In terms of policy exposure, digital privacy and cyber security are key issues, as well as any changes in U.S. access to international markets.

Summary

During 2020, the tech industry’s reliable growth in employment and production is likely to persist. Rising wage pressure may result from Utah’s increased cost of living and the need to retain talent and attract employees from other industries and states. Utah’s tech workforce and business community will continue to contribute to the state’s economic competitiveness.

Nonprofit Sector

2019 Overview

Utah’s nonprofit sector continues to play a role in the state’s economy, with missions that aim to increase the quality of life for all Utahns. Healthcare, education, chambers of commerce, human services, and environmental stewardship are some examples of what the sector provides and addresses. 2019 was another year of healthy growth for the state’s nonprofit sector.

As of September 2019, there are 10,395 registered nonprofits in Utah, 3.8% more than in 2018. The value of all assets held by Utah’s nonprofit sector totaled almost $32.5 billion—a $2.5 billion or 8.3% increase from 2018. The sector also earned a combined $23.7 billion in total income—a new measure for this report. Lastly, combined total gross revenue was almost $15.0 billion—an $800 million or 5.6% increase from 2018. These figures do not include nonprofit organizations that do not file a form 990 or report the value of their assets, total income, and revenue.

The 2019 data show that 9,588 nonprofit organizations in the state are required to submit an IRS Form 990, 990-EZ, 990-PF, or 990-N. Of that number, 8,833 organizations report an asset value, income, and revenue on their form. An analysis of that data shows 7,733 organizations reporting incomes below $500,000 (74.4% of the sector or 80.7% of 990 filers), with 5,316 of them reporting incomes below $10,000 (51.1% of the sector or 55.4% of 990 filers). Lastly, 1,562 nonprofit organizations (15.0% of the sector) either did not file a form 990 or did not report any dollar amounts on their form 990.

There are 8,602 501(c)(3) organizations in Utah, a 58.0% increase from 2014 (5,444)—about 82.8% of the nonprofit sector. The second and third largest groups of nonprofits are 501(c)(6) and 501(c)(4) organizations, the state having 490 (4.7% of the sector) and 296 (2.8% of the sector) of each type, respectively.

There are 10 major groups for all 26 National Taxonomy of Exempt Entity (NTEE) codes.  Of those categories, the largest for the state is “unknown/ unclassified” with 3,105 (30.2%) nonprofit organizations. The second and third largest categories are “human services” and “public/societal benefits,” with 2,074 (20.1%) and 1,566 (15.2%) nonprofits under each, respectively.

Nonprofit organizations are spread across Utah but are largely concentrated in Salt Lake, Utah, Davis, and Weber counties. Those counties account for three-quarters of all nonprofits in the state, with Salt Lake County home to 46.8% of all nonprofits. The counties with the fewest nonprofits are Piute, Daggett, Rich, and Beaver, with all four counties representing just 0.45% of all nonprofits in the state, and Piute County having only four organizations.

The top three nonprofit organizations in the state in terms of assets, income, and revenue (filed and reported on IRS Form 990) are IHC Health Services Inc., SelectHealth Inc., and Western Governors University. They report a combined $12.0 billion in assets, over $15.6 billion in income, and over $9.3 billion in revenue, representing 37.0%, 65.8%, and 62.5% of the sector, respectively.

2020 Outlook

In 2020, Utah’s nonprofit sector is expected to grow in the number of nonprofits and the value of assets, total income, and revenue. Yet, nonprofit leaders in the state should watch two specific trends: changes to charitable giving and the 2020 Census.

Most nonprofits rely upon the generosity of donors for much of their funding. Recent charitable giving reports indicate declining individual giving. The Institute of Policy Studies’ Gilded Giving 2018 reported that the share of households giving to charity dropped from 66% in 2000 to 55% in 2014. The report also noted that households making under $200,000 shrank from about 70% of charitable deductions in the early 2000s to 48% in 2017; most gifts now come from households with incomes over $200,000. The American Enterprise Institute found that giving from households declined by $15.5 billion in 2018; their reason for it was the 2017 federal tax law. Lastly, Giving USA, in their most recent report, indicated that individual charitable giving declined by 3.4% from 2017 to 2018, adjusting for inflation. This group of donors now accounts for 68% of overall giving, down 2 percentage points from 2017. On the other hand, donations from private foundations and corporations increased by 4.7% and 2.9%, respectively, after inflation. Nonprofits in Utah can expect little change to these trends in 2020. The nonprofit sector’s growing reliance on foundations and corporations increases competition for limited dollars, making fundraising more difficult for local nonprofits. Congress will be looking at policy solutions throughout 2020.

Data collected for the 2020 Census will determine how hundreds of billions of federal dollars are allocated to states for key programs, many of which are administered through nonprofits. Utah received $5.7 billion in funding in fiscal year 2016 (the latest data available) from 55 federal programs, based on data collected during the 2010 Census. Assuring an accurate and complete count on Census Day will directly impact nonprofit budgets, the effectiveness of programming, and the ability to serve clients. Specifically, many nonprofits receive federal pass-through money for their work, based on Census data; they also utilize Census data in grant reports and funding requests to private sources. A lack of accurate data makes it difficult for nonprofits to understand and convey the needs of their communities. Without a complete count in 2020, Utah risks losing funding, forcing our charitable nonprofits to reduce their services. For example, the Head Start program in Utah is largely funded from federal pass-through money, with $63 million allocated in FY 2016 toward school readiness for low-income children. If Utah does not have a complete count, the state loses sufficient funding to help the children and families who receive comprehensive education, health, nutrition, and family services.

In 2020, Utah’s charitable nonprofits will need to strengthen their cultures of philanthropy within their organizations, integrating quality data with intentional resource management in line with their missions. This focus will help nonprofits adapt and transform as the philanthropic landscape shifts, more organizations explore earned revenue models, the number of benefit-for-profit corporations (B-Corps.) increases, and as public policy impacting the sector changes at the federal and state levels.

STATE OF UTAH GOVERNMENTAL ORGANIZATION

The following description of State government emphasizes those functions of government related to finance, administration and planning of State government, and is not intended as a detailed description of all functions of the State’s government.

Constitutional Departments

The Constitution of the State (the “State Constitution”) divides the powers of government among the legislative department, the executive department and the judicial department.

Legislative Department. The legislative department is composed of the Senate and the House, which constitutes the State of Utah Legislature (“Legislature”). The Legislature exercises the legislative power of the State and meets in regular session annually beginning in January. Among other things, the Legislature imposes taxes to provide revenues and makes appropriations to carry out all the activities of State government.

Executive Department. The elected constitutional officers of the executive department are the Governor, Lieutenant Governor, State Auditor, State Treasurer (the “State Treasurer”), and Attorney General. The Governor is the chief executive officer of the State.

Judicial Department. The State Constitution vests the judicial power of the State “in a supreme court, in a trial court of general jurisdiction known as the district court, and in such other courts as the

Legislature by statute may establish.” Under such authority, the Legislature has established the Court of Appeals, juvenile courts and justice courts.

Certain Other Administrative Bodies

Utah State Tax Commission. The Utah State Tax Commission (the “State Tax Commission”) is responsible for, among other things, administering and enforcing the tax laws of the State, formulating State tax policy, assessing certain properties, and collecting various State taxes.

Department of Administrative Services. The Department of Administrative Services coordinates the agencies that provide administrative support to State government and is presently composed of various divisions including, but not limited to, the Division of Finance and the Division of Facilities Construction and Management (“DFCM”).

Division of Finance. Among other things, the Division of Finance maintains financial accounts for State agencies, maintains a central accounting system, approves accounting systems of State agencies, approves proposed expenditures for the purchase of supplies and services requested by most State agencies, and issues financial reports of the State.

Division of Facilities Construction and Management. DFCM is responsible for the design and construction of the facilities used by all State agencies and institutions with some exceptions. DFCM is also responsible for the leasing of all facilities for State agencies with some exceptions. DFCM also manages and maintains many State facilities and allocates space among State agencies.

State Building Board. The State Building Board acts as a policy-making board for DFCM. The board is responsible for preparing and maintaining a five-year building plan for the State, establishing design and construction standards for State facilities, and establishing procurement rules relating to State facilities.

Governor’s Office of Management and Budget. The Governor’s Office of Management and Budget prepares the Governor’s budget recommendations, monitors state agency expenditures, forecasts and monitors revenues, coordinates state planning activities, and oversees the management of state agency business practices.

State Bonding Commission. The Lieutenant Governor (as designee of the Governor), the State Treasurer, and a third person appointed by the Governor constitute the Commission. The Commission, following authorization by the Legislature, is responsible for the issuance of the State’s general obligation and revenue bonds.

Department of Transportation. UDOT is responsible for the planning, design, construction and operation of transportation facilities within the State. The Transportation Commission is a citizen commission charged with policy and programming oversight of UDOT. All expenditures for highway construction projects must be authorized by the Transportation Commission after review and prioritization by UDOT.

Legal Borrowing Authority For General Obligation Bonds

Constitutional Debt Limit. Article XIV, Section 1 of the State Constitution limits the total general ob-ligation indebtedness of the State to an amount equal to 1.5% of the fair market value of the total taxable property of the State, as shown by the last assessment for State purposes before incurring such debt (the “Constitutional Debt Limit”).

Currently the State does not levy a specific ad valorem property tax rate for State revenue purposes. However, in calculating certain debt limit amounts, the State uses the fair market value of taxable property as determined by the State Tax Commission, which value is finalized and available in the Fall of each year.

Constitutional Debt Limit Estimate Using Calendar Year 2019 (Fiscal Year 2020) Estimated Taxable Valuation. Based on estimated ad valorem property tax reports from the State Tax Commission, the Calendar Year 2019 (Fiscal Year 2020) estimated fair market value of ad valorem taxable property and valuation for fees in lieu property is approximately $460.4 billion, leaving the State approximately $3.74 billion of additional Constitutional Debt Limit in-curring capacity taking into consideration the outstanding general obligation debt and long—term contract liabilities. (Source: Municipal Advisor.)

Statutory Appropriations General Obligation Debt Limit. Title 63J, Chapter 3, of the Utah Code (the “State Appropriations and Tax Limitation Act”), among other things, limits the maximum general obliga-tion borrowing ability of the State. Under the State Appropriations and Tax Limitation Act, the outstand-ing general obligation debt of the State at any time may not exceed 45% of the maximum allowable State budget appropriations limit as provided in and subject to the exemption set forth in that act (the “Statutory Appropriations General Obligation Debt Limit”). The State Appropriations and Tax Limitation Act also limits State government appropriations based upon a formula that reflects changes in population and infla-tion.

On occasion, the Legislature has amended the State Appropriations and Tax Limitation Act to provide an exemption for certain general obligation highway bonds and bond anticipation notes from the limita-tions imposed by the State Appropriations and Tax Limitation Act. Of the State’s current outstanding general obligation bonds of $2,820,940,000, $2,365,145,000 is exempt from the State Appropriations and Tax Limitation Act.

Outstanding General Obligation Indebtedness

The State has issued general obligation bonds for general administrative buildings, higher education buildings, highways, water and wastewater facilities, flood control facilities, technology, and refunding purposes.

Revenue Bonds And Notes

State of Utah Recapitalization Revenue Bonds. The State Bonding Commission is authorized, with prior approval of the Legislature, to issue “recapitalization” revenue bonds of the State to provide funds for certain of the State’s revolving loan funds. Such State revenue bonds are secured principally by the payments on certain bonds, notes and other obligations owned by the State through such funds and by debt service reserve funds, and constitute “State Moral Obligation Bonds,” but are not applied against the general obligation borrowing capacity of the State.

Average annual principal and interest payments on the State’s recapitalization revenue bonds are ap-proximately $6.99 million for each Fiscal Year extending through Fiscal Year 2023 (Source: Municipal Advisor).

Other State Related Entities’ Revenue Debt. Various State related entities have outstanding bonds and notes payable solely from certain specified revenues. None of these bonds or note issues are general obli-gations of the State and, therefore, such bonds or notes are not applied against the general obligation bor-rowing capacity of the State.

Most State related entities’ revenue bonds and notes are issued by the State Board of Regents (for stu-dent loans and various capital projects) and the State of Utah, State Building Ownership Authority.

Lease Obligations

The State leases office buildings and office and computer equipment. Although the lease terms vary, most leases are subject to annual appropriations from the Legislature to continue the lease obligations. If a legislative appropriation is reasonably assured, leases are considered non-cancelable for finan-cial reporting purposes.

Operating Leases. Operating leases contain various renewal obligations as well as some purchase op-tions. However, due to the nature of the leases, the related assets and liabilities are not recorded. Any escalation clauses, sublease rentals and contingent rents are considered immaterial to the future minimum lease payments and current rental expenditures. Operating lease payments are recorded as expenditures or expenses when paid or incurred.

Operating lease expenditures for Fiscal Year 2019 were $45.844 million for primary government and $43.21 million for discrete component units. The total future minimum lease payments for the State’s non– cancelable operating leases for primary government totaled $89.925 million (with commitments payments scheduled through Fiscal Year 2059). The total future minimum lease payments for the State’s operating leases for discrete component units totaled $312.105 million (with commitments payments scheduled through Fiscal Year 2059).

Capital Leases. Leases that in substance are purchases are reported as capital lease obligations in the government—wide financial statements and proprietary fund statements in the State’s CAFR.

Primary government’s total capital lease payments including principal and interest for Fiscal Year 2019 were approximately $3.313 million. The present value of the minimum lease payments of the State’s capital leases (including direct borrowings) for primary government totals approximately $31.006 million (with annual payments scheduled through Fiscal Year 2044). The present value of the future minimum lease payments of capital leases for the State’s discrete component units (which mostly are capital leases with certain colleges and universities and the Utah Transit Authority) as of Fiscal Year 2019 totaled approximately $263.721 million (with annual payments scheduled through Fiscal Year 2039).

State Guaranty Of General Obligation School Bonds

Under the Utah School District Bond Guaranty Act, Title 53-G-4-8 of the Utah Code (the “Guaranty Act”) which took effect on January 1, 1997, the full faith and credit, and unlimited taxing power of the State is pledged to guaranty full and timely payment of the principal of, and interest on general obligation bonds (“Guaranteed Bonds”) issued by eligible boards of education of State school districts (“Eligible School Boards”). The Guaranty Act is intended to reduce borrowing costs for Eligible School Boards by providing credit enhancement for Guaranteed Bonds.

In the event an Eligible School Board was unable to make the scheduled debt service payments on its Guaranteed Bonds, the State would be required to make such payments in a timely manner. For this pur-pose, the State may use any of its available moneys, seek a short—term loan from the State School Fund or issue its short—term general obligation notes. The Eligible School Board remains liable to the State for any such payments on Guaranteed Bonds. The State may seek reimbursement for such payments (plus interest and penalties) by intercepting State financial aid intended for the Eligible School Board. The Guaranty Act also contains provisions to compel the Eligible School Board to levy a tax sufficient to re-imburse the State for such payments.

The State Superintendent of Schools (the “State Superintendent”) is responsible for monitoring the financial condition of each local school board in the State and reporting, at least annually, his or her con-clusions to the Governor, the Legislature and the State Treasurer. The State Superintendent must report immediately to the Governor and the State Treasurer any circumstances suggesting that a local school board will be unable to pay when due its debt service obligations (a “Report”) and recommend a course of remedial action. Since the inception in Janu-ary 1997 of the Guaranteed Bonds program, the State has not been requested to make payments on any Guaranteed Bonds and has not received a Report from the State Superintendent.

As of May 27, 2020, the State has approximately $3,774,541,000 principal amount outstanding of Guaranteed Bonds. Currently, the Guaranteed Bond program’s annual principal and interest payments are scheduled through Fiscal Year 2040 (for Fiscal Year 2020 the program’s current annual principal and interest payments total approximately $471.976 million (including any federal interest subsidy payments on Build America Bonds)) (Source: Municipal Advisor). The State cannot predict the amount of bonds that may be guaranteed in this year or in future years; no limitation is currently imposed by the Guaranty Act.

State Moral Obligation Bonds

Bonds issued by the State Board of Regents, recapitalization revenue bonds issued by the State Bond-ing Commission and certain qualifying bonds of the Utah Charter School Finance Authority may be se-cured by a pledge pursuant to which a designated official will certify to the Governor on or before De-cember 1 of each year the amount, if any, necessary to restore a capital reserve or debt service reserve fund to its required amount. In the case of revenue bonds issued to finance a capital project for an institu-tion of higher education, if so pledged, the chairman of the State Board of Regents will certify to the Governor on or before December 1 of each year any projected shortfall in the revenues necessary to make debt service payments in the forthcoming calendar year. Upon receipt of such a certification, the Gover-nor may, but is not required to, then request from the Legislature an appropriation of the amount so certi-fied. In the case of revenue bonds issued to finance a capital project for a qualifying charter school, if so pledged, an officer of the Utah Charter School Finance Authority will certify to the Governor on or before December 1 of each year the amount, if any, required to restore the amount on deposit in the debt service reserve fund of such qualifying charter school to the debt service reserve fund requirement. Upon receipt of such a certification, the Governor shall then request from the Legislature an appropriation of the amount so certified. In all cases, the Legislature is under no legal obligation to make any appropriation requested by the Governor. Bonds issued with such pledge are referred to herein as “State Moral Obliga-tion Bonds.”

The following State Moral Obligation Bonds are outstanding:

State Board of Regents. Student Loans. The State Board of Regents has $1,108,442,663 principal amount outstanding of student loan revenue bonds (as of March 31, 2020) of which $494,535,466 are State Moral Obligation Bonds.

Office Building. Additionally, the State Board of Regents has $1,980,000 principal amount outstanding of other revenue bonds (for office space) (as of May 27, 2020), which are State Moral Obligation Bonds.

Colleges and Universities.  In addition, the State Board of Regents (through its colleges and universities) has outstanding ap-proximately $1.451 billion of revenue bonds issued to finance capital projects at the State’s institu-tions of higher education of which approximately $1.245 billion are State Moral Obligation Bonds (Source: Municipal Advisor).

State of Utah Recapitalization Revenue Bonds. As of May 27, 2020, the State has $19.565 million principal amount outstanding of recapitalization water revenue bonds that mature through Fiscal Year 2023 that are State Moral Obligation Bonds.

Utah Charter School Finance Authority. Statutory authority for the Utah Charter School Finance Authority to issue bonds which qualify as State Moral Obligation Bonds was adopted in 2012. As of May 27, 2020, the Utah Charter School Finance Authority will have $364,505 million principal amount outstanding of State Moral Obligation Bonds. Currently, the Utah Charter School Finance Authority’s annual principal and interest bond payments are scheduled through Fiscal Year 2050 (for Fiscal Year 2020 the program’s current annual principal and interest payments total approximate-ly $23.9 million). The State cannot predict the amount of bonds that may be enhanced in this Fiscal Year or in future Fiscal Years.

The Utah Charter School Finance Authority is limited under State law as to the total principal amount of bonds it can issue as State Moral Obligation Bonds. As of January 1, 2020, the Utah Charter School Finance Authority may not issue State Moral Obligation Bonds if total outstanding princi-pal exceeds approximately $454.67 million. Based on the anticipated principal amount of outstanding bonds, as of May 27, 2020, the Utah Charter School Finance Authority has availa-ble approximately $181.16 million of bonds that could be issued as State Moral Obligation Bonds. (Source: Municipal Advisor).

State Building Ownership Authority

The Authority is empowered, among other things, to issue its bonds (with the prior approval of the Legislature) to finance the acquisition and construction of facilities to be leased to State agencies and their affiliated entities from rentals paid out of budget appropriations or other available funds for the lessee agencies, which in the aggregate will be sufficient to pay the principal of and interest on the Authority’s bonds and to maintain, operate and insure the facilities. The Authority is comprised of three members: the Governor or designee, the State Treasurer and the Chair of the State Building Board. The State Building Ownership Authority Act (Title 63B, Chapter 1, Part 3, Utah Code (the “Building Ownership Act”)) directs DFCM to construct and maintain any facilities acquired or constructed for the Authority.

FINANCIAL INFORMATION REGARDING THE STATE OF UTAH

Budgetary Procedures

Budgetary Procedures Act. The Budgetary Procedures Act, Title 63J, Chapter 1, Utah Code (the “Budget Act”) establishes the process whereby the Governor’s budget is prepared and prescribes the information to be included.

The Governor is required to submit a budget to the Legislature each year, including a plan of proposed changes to appropriations and estimated revenue for the next fiscal year. The total appropriations requested for expenditures authorized by the budget must not exceed the estimated revenue from taxes, fees and all other sources for the next fiscal year.

The Budget Act applies to all moneys appropriated by the Legislature. No appropriation or any surplus of any appropriation may be diverted from the department, agency, institution or division for which it was appropriated. Appropriated moneys generally may not be transferred from one item of appropriation to any other item of appropriation without legislative approval.

Unexpended Balances. Except for certain funds detailed in the Budget Act or funds that may be exempted by the annual appropriations act, the Director of the Division of Finance must, at the end of each fiscal year, close out all balances to the proper fund or account.

Budgetary Controls. The Director of the Division of Finance is required to exercise accounting control over all State departments, institutions and agencies other than the Legislature and legislative committees. The Director of the Division of Finance must require the head of each department to submit, not later than May 15, a budget execution plan for the next fiscal year that does not exceed legislative appropriations or other estimated funding.

State Funds And Accounting

The Division of Finance maintains its accounting records in accordance with State law and in accordance with generally accepted accounting principles (“GAAP”).

Funds are accounted for and reported in the following categories: governmental funds; proprietary funds; and fiduciary funds. Governmental funds include the General Fund, special revenue funds, capital projects funds, debt service funds, and permanent funds. Proprietary funds include enterprise and internal service funds. Fiduciary funds include pension trust funds, investment trust funds, private purpose trust funds, and agency funds.

Fund reporting in the financial statements for governmental funds focuses on major funds as defined by GAAP and promulgated by the Governmental Accounting Standards Board. The State reports the following major governmental funds: the General Fund, the Education Fund, the Transportation Fund and the Transportation Investment Fund.

The State’s non-major governmental funds include other special revenue funds, capital projects funds, and debt service funds. The non-major special revenue funds account for specific revenue sources that are legally restricted or committed to expenditures for specific purposes. Examples include tobacco settlement moneys, environmental activities, crime victim reparations and rural development programs.

State Tax System

The State’s tax revenues are derived primarily from sales and use taxes, individual income taxes, motor fuel taxes, corporate franchise (business income) taxes, and numerous smaller sources, including excise taxes on insurance premiums, beer, cigarettes and tobacco, severance taxes, state liquor store profits, and numerous court and business regulation fees. These fees and taxes are regulated by the Legislature.

In addition to the State’s tax system, counties, cities and towns have authority to levy and collect sales and use taxes and property taxes. School districts, some special service areas, and some local districts have the authority to levy and collect property taxes.

Recent Tax Reform Efforts. In the Legislature’s 2019 Second Special Session held in December 2019, the Legislature passed Senate Bill 2001 (“SB 2001”), which made various changes to the State’s income tax for individuals and corporations and to various sales and excise taxes. However, following a citizen signature gathering effort for a voter referendum to nullify SB 2001, during the 2020 General Legislative Session, the Legislature passed House Bill 185, repealing SB 2001. The State cannot predict what, if any, additional new tax reforms may be considered by the Legislature or what impact such reforms may have on revenues received from the State. However, the Legislature has placed on the November 2020 general election ballot a proposal to amend the State Constitution to provide more flexibility in the use of income tax revenues.

Individual Income Taxes. The State is one of 43 states that impose an individual income tax. Taxpayers’ income is subject to a single rate of 4.95% of federal adjusted gross income. A tax credit based on federal deductions and a Utah personal exemption is available but phases out depending upon the taxpayer’s income and filing status.

Corporate Income Tax. A multi-state company’s tax liability is determined by apportionment of federal taxable income by its payroll, property and sales values in the State compared to elsewhere. There are various types of apportionment that corporations are either legally bound to, or may choose, depending on industry type. The State’s corporate income tax rate is 4.95%, subject to exceptions and credits with a minimum tax of $100.

Sales and Use Tax. In general, State sales taxes are imposed based on retail sales or use of tangible personal property, admissions, meals, utility services, general services on tangible personal property, hotel and motel accommodations, and certain other items. Use tax also applies to goods shipped to the State for use, storage, or other consumption, goods purchased outside of the State for use, storage, or other consumption in the State, and services subject to tax but performed outside the State for use, storage, or other consumption in the State. The State sales and use tax rate on unprepared food items is 1.75%, residential fuels rate is 2% and the general sales tax rate is 4.85% as of April 2019.

The State requires its largest sales taxpayers (with annual liabilities of more than $50,000) to remit monthly. This requirement has served to reduce the volatility of the State’s cash flows, with over 90% of sales and use taxes now remitted monthly. All others remit the sales tax collected on a quarterly or annual basis. Monthly sales taxpayers can retain a 1.31% vendor discount on State and local sales taxes collected.

Additional Taxes and Fees. The State collects several additional significant taxes and fees, including, but not limited to: an unemployment compensation tax (which is used to finance benefits paid to unemployed workers); a workers’ compensation insurance premium tax (which is used to pay workers’ compensation benefits); and various highway users’ taxes (which are used for highway and road related purposes). Other taxes and fees collected by the State include excise taxes on insurance premiums, severance taxes, a cigarette and tobacco tax, an environmental surcharge, a waste tire fee, and fish and game license fees. Other State revenue sources include profits from state liquor stores, license fees and other fees collected by colleges, universities and State departments.

Property Tax Matters

Ad Valorem Levy. Though authorized to do so under Part 9 of the Property Tax Act (defined below), the State does not presently levy ad valorem property taxes and has not done so since 1974. However, if the State does not have sufficient moneys available to pay principal of and interest on its general obligation bonds from sources other than ad valorem taxes, the ad valorem property taxes would no longer be abated, and the State Tax Commission would be required to collect ad valorem property taxes on all taxable property in the State to cover the shortfall.

To the extent not abated, the ad valorem property tax must be assessed within the time frame required by law. The State Tax Commission must assess all centrally-assessed property (“centrally-assessed property”) by May 1 of each year. County assessors must assess all other taxable property (“locally-assessed property”) before May 22 of each year. The State Tax Commission apportions the value of centrally- assessed property to various taxing entities within each county and reports such values to county auditors before June 8.

On or before July 22 of each year, the county auditors must mail to all owners of real estate shown on their assessment rolls notice of, among other things, the value of the property, itemized tax information  for all taxing entities and the date their respective county boards of equalization will meet to hear complaints. Taxpayers owning property assessed by a county assessor may file an application within statutorily defined time limits based on the nature of the contest with the appropriate county board of equalization for contesting the assessed valuation of their property. The county board of equalization must render a decision on each appeal in the time frame prescribed by the Property Tax Act. Under certain circumstances, the county board of equalization must hold a hearing regarding the application, at which the taxpayer has the burden of proving that the property sustained a decrease in fair market value. Decisions of the county board of equalization may be appealed to the State Tax Commission, which must decide all appeals relating to real property by March 1 of the following year. Owners of centrally-assessed property or any county with a showing of reasonable cause, may, on or before the later of June 1 or a day within 30 days of the date the notice of assessment is mailed by the State Tax Commission, apply to the State Tax Commission for a hearing to appeal the assessment of centrally-assessed property. The State Tax Commission must render a written decision within 120 days after the hearing is completed and all post-hearing briefs are submitted. The county auditor makes a record of all changes, corrections and orders, and delivers before November 1 the corrected assessment rolls to the county treasurers. By November 1, each county treasurer furnishes each taxpayer a notice containing the kind and value of the property assessed to the taxpayer, the street address of the property, where applicable, the amount of the tax levied on the property, and the date and year the property is subject to a detailed review.

Taxes are due November 30 (or if November 30 is a Saturday, Sunday or holiday, the next business day). Each county treasurer is responsible for collecting all taxes levied on real property within that county. There are no prior claims to such taxes. As taxes are collected, each county treasurer must pay to the State, if applicable, and each taxing entity within the county its proportionate share of the taxes, on or before the tenth day of each month. Delinquent taxes are subject to a penalty of 2.5% of the amount of the taxes or $10 whichever is greater. Unless the delinquent taxes and penalty are paid before January 31 of the following year, the amount of delinquent taxes and penalty bears interest at the federal funds rate target established by the Federal Open Market Committee plus 6%, from the January 1 following the delinquency date until paid (provided that said interest may not be less than 7% or more than 10%). If delinquent taxes have not been paid by March 15 following the lapse of four years from the delinquency date, the affected county advertises and sells the property at a final tax sale held in May or June of the fifth year after assessment.

Property Tax Act. The State Constitution and Title 59, Chapter 2, Utah Code (the “Property Tax Act”) provide that all taxable property is assessed and taxed at a uniform and equal rate based on 100% of its “fair market value” as of January 1 of each year, unless otherwise authorized by the State Constitution and provided by law. Section 3(2)(a)(iv) of Article XIII of the State Constitution provides that the Legislature may exempt from property tax up to 45% of the “fair market value” of residential property. The Legislature has enacted legislation that reduces the “fair market value” of primary residential property by 45%. No more than one acre of land per residential unit may qualify for the residential exemption. The residential exemption is limited to one acre of land per residential unit or to one primary residence per household, except that an owner of multiple residential properties may exempt his or her primary residence and each residential property that is the primary residence of a tenant.

Uniform Fees. An annual statewide uniform fee is levied on certain tangible personal property in lieu of the ad valorem tax. Subject to certain exemptions, the current uniform fee on motor vehicles that weigh 12,001 pounds or more and certain watercraft is equal up to 1.5% of the market value. Motor vehicles weighing 12,000 pounds or less are subject to an “age based” fee that is due each time the vehicle is registered. Such fees range from $5 to $150. Various uniform fees are also levied against other types of tangible personal property required to be registered with the State, including recreational vehicles, in lieu of the ad valorem property tax. The revenues collected from the various uniform fees are distributed by the county of each taxing entity in which the property is located, in the same proportion in which revenue collected from ad valorem real property tax is distributed.

Budget Reserve Accounts

The State maintains various budget reserve accounts, including a General Fund Budget Reserve Account, an Education Fund Budget Reserve Account, a Medicaid Growth Reduction and Budget Stabilization Account, a Growth in Student Population Account, and natural disaster reserve accounts.

State law requires that 25% of any year-end General Fund revenue surplus be deposited into the General Fund Budget Reserve Account, not to exceed 9% of the General Fund appropriations for the Fiscal Year. Similarly, 25% of any year-end Education Fund revenue surplus is deposited into the Education Fund Budget Reserve Account, not to exceed 11% of the Education Fund appropriations for the Fiscal Year. Unless such reserve funds are drawn upon for their respective purposes, annual mandatory year-end surplus transfers are limited to the lesser of 25% of the applicable surplus or the amount necessary to reach the statutory limit of 9% for the General Fund and 11% for the Education Fund. Subject to the automatic transfer limits specified above, an additional 25% of a year-end revenue surplus may be allocated if funds have been drawn upon and not repaid.

The State has also established a Medicaid Growth Reduction and Budget Stabilization Account. If at the end of a fiscal year, there is a General Fund revenue surplus and Medicaid growth remains below specified levels, State law requires that a portion of any General Fund revenue surplus be transferred from the General Fund to the Medicaid Growth Reduction and Budget Stabilization Account. This transfer is before, and consequently reduces, the annual mandatory year-end surplus transfer to the General Fund Budget Reserve Account.

The State has also created a Growth in Student Population Account to set aside funds to manage public education enrollment growth. In addition, the State maintains budget reserves for natural disasters through the Wildland Fire Suppression and Disaster Recovery accounts.

As of Fiscal Year 2020, including appropriations made during the 2020 General Legislative Session, the balance in the General Fund Budget Reserve Account was $250 million; the balance in the Education Fund Budget Reserve Account was $541 million; the balance in the Growth in Student Population Account was $0.6 million; the balance in the Medicaid Growth Reduction and Budget Stabilization Account was $75 million, and the combined balance in the Wildland Fire Suppression and Disaster Recovery accounts was $18 million.

In addition to these budget reserves, the State ended Fiscal Year 2019 with $85.6 million in available combined EF/GF resources after transfers. After the Legislature’s 2020 Fourth Special Session, the State has a Fiscal Year 2021 structural surplus of $102 million and $765 million of ongoing revenues from sources other than fuel taxes allocated for pay–as–you–go capital expenditures.

State Stress Testing/Budget Model

During Calendar Year 2019, the Governor’s Office of Management and Budget (“GOMB”) and the Office of Legislative Fiscal Analyst of the State conducted a comprehensive budget stress testing exercise to formally assess the State’s ability to respond to an economic downturn. As part of this process, the State Tax Commission helped in analyzing the various sources of State revenues.

The stress testing exercise used two hypothetical economic scenarios, similar to the approach employed by the Federal Reserve banking system to assess the capital strength of banks. The stress test applied selected downturn scenarios to the State’s budget by examining hypothetical recessionary impacts on (a) revenues, (b) expenditures, and (c) both formal and informal reserves.

The results show the State has a number of budget tools at its disposal, including both formal rainy–day funds at healthy levels and other informal reserves, including sizeable budget allocations for capital expenses that are not bonded against and unused bonding capacity.

Based on the stress testing models, GOMB believes the State has a number of strong reserves and contingencies allowing the State to navigate an economic downturn. GOMB anticipates the State will be using various reserves and budget tools as it responds to the impacts of COVID–19, including shifting from pay–as–you–go to bonding for capital expenses.

State Revenues And Collections And State Economy

The State receives revenues from three principal sources: taxes, including sales and use, individual income, corporate, motor and special fuel, and other miscellaneous taxes; federal grants- in- aid; and miscellaneous charges and receipts, including licenses, permits and fees, profits from State liquor stores, the State’s share of federal mineral royalties, and other miscellaneous revenues.

Fiscal Year 2019 Revenue Collections. Fiscal Year 2019 ended with combined General Fund and Education Fund (collectively, the “GF/EF”) revenue collections coming in over $7.54 billion, creating a revenue surplus of $97 million. Additional adjustments of about $22 million, including budget savings and other adjustments, brought the total year–end GF/EF surplus to $119 million before budget reserve account deposits. After a $33.5 million transfer to the Education Budget Reserve Account, about $85.6 million in revenue, all from the Education Fund, remained available from Fiscal Year 2019 for appropriation in the 2020 General Legislative Session.

Of the combined GF/EF year–end surplus amount, nearly $141 million came from the Education Fund, including a revenue surplus of over $134 million and budget savings and other adjustments of about $7 million. After the $33.5 million transfer to the Education Budget Reserve Account, the net Education Fund surplus is over $107 million.

Unlike the surplus in the Education Fund, the General Fund closed Fiscal Year 2019 with a revenue shortfall of about $38 million, which was partially offset by over $16 million in budget savings and other adjustments, for a net shortfall of nearly $22 million. The revenue shortfall did not require immediate budget action in Fiscal Year 2019 because about $112 million in General Fund revenues projected to be collected in Fiscal Year 2019 were appropriated to be spent in Fiscal Year 2020.

2019 Remote Sales and Use Tax Revisions. The United States Supreme Court’s South Dakota v. Wayfair decision held that states can require out–of–state vendors without physical nexus to collect and remit sales taxes if certain conditions are met. To ensure transactions on marketplace facilitator websites, such as Amazon.com and Ebay.com, are taxed similar to other transactions by out–of–state vendors, in 2019 the Legislature passed legislation which went into effect on October 1, 2019, requiring marketplace facilitators to collect and remit sales tax from third–party sellers. The State is currently collecting revenue under this legislation.

2020 Tax Changes. Other than House Bill 185 (which as previously mentioned repealed a tax reform bill), other notable legislation enacted during the 2020 General Legislative Session that impacts revenue includes: House Bill 200, which adjusts tax provisions related to firms related by common ownership claiming an income tax deduction for one firm without the corresponding tax paid being by the other firm (estimated to increase revenue by $1 million annually); Senate Bill 37, which levies a tax on electronic cigarette substances, prefilled electronic cigarettes, alternative nicotine products, and similar products (estimated to increase revenue by $24 million); Senate Bill 239, which extends the period that a refinery can obtain a sales tax exemption as long as it is making satisfactory progress toward producing Tier 3 fuel (estimated reduction of $333,000); Senate Bill 95, which alters the nonprofit contribution income tax credit, the recycling market development zone tax credit, and the enterprise zone tax credit (estimated to increase revenue by $5.2 million); and Senate Bill 225, which increases revenues to the Universal Public Telecommunications Service Support Fund by approximately $771,000 by allowing prepaid telecommunication charges to include the universal service surcharge.

Additionally, the Legislature passed Senate Joint Resolution 9, which proposes an amendment to the State Constitution that would allow income tax revenue, which is currently reserved only for public and higher education, to also be used “to support children and to support individuals with a disability.” This proposed amendment will be on the November 2020 general election ballot and, if adopted by the majority of voters, would authorize the Legislature to expend income tax revenue on numerous programs that are currently funded with the sales tax–supported General Fund, thus increasing budget flexibility between the State’s two main funds, the Education Fund and the General Fund.

Current State Economy. The State began Fiscal Year 2020 with a strong economy prior to the economic disruptions of COVID–19, having seen years of healthy growth. The U.S. Census Bureau estimates that the State added about 52,000 additional residents between 2018 and 2019, bringing the State’s population to an estimated 3,205,958 persons (annual growth rate of about 1.7%). The U.S. Census Bureau also estimates that the State’s population grew at a faster rate, at 16%, than any other state since 2010.

Over the past decade, the State has experienced broad–based economic growth in employment and wages. While 2019 data is still preliminary, the Bureau of Labor Statistics estimates the State employment gains led the nation at approximately 3%. Eight years of strong employment growth (together with a tight labor market within the State) further pushed down the unemployment rate to about 2.4% in December 2019—matching State record lows. However, COVID–19 has negatively impacted employment. Unemployment insurance claims have increased significantly since the middle of March 2020, although claims have moderated from initial peaks.

In–migration has sustained the State’s strong economic growth. Each year a sizeable number of State residents age into the labor force, yet that is estimated by itself to be insufficient to maintain the pace of labor force expan¬sion. In recent years, in–migration has been sufficient to continue the State’s strong employment growth.

Fiscal Year 2020 and 2021 Projections. The Governor and Legislature released the most recent GF/EF consen¬sus revenue forecast in February 2020. At that time, Fiscal Year 2020 GF/EF unrestricted revenue was forecast to total $7.97 billion ($432 million above Fiscal Year 2019 actual collections) and to further increase in Fiscal Year 2021 to $8.4 billion (an increase of $423 million over the revised Fiscal Year 2020 projections and $855 million over Fiscal Year 2019 actual collections). These estimates came primarily from strong growth in indi¬vidual income tax collections ($4.3 billion in Fiscal Year 2019; projected $4.6 billion in Fiscal Year 2020; and pro¬jected $4.9 billion in Fiscal Year 2021), as well as growth in the portion of sales and use tax deposited to the Gen¬eral Fund ($2.12 billion in Fiscal Year 2019; projected $2.26 billion in Fiscal Year 2020; and projected $2.37 billion in Fiscal Year 2021). However, these February 2020 revenue estimates do not incorporate the effects of COVID–19. The State expects COVID–19 will have a negative impact on State revenues but cannot currently predict the magni¬tude of that impact over time. Even though consensus revenue estimates have not yet been updated, it is preliminari¬ly estimated that GF/EF revenues, separate from the Federal/State Income Tax Shift, may decline by between $200 million and $500 million in Fiscal Year 2020, and that Fiscal Year 2021 GF/EF revenues may decline by $600 million to $1.3 billion in Fiscal Year 2021 relative to the February 2020 forecast.

The Federal/State Income Tax Shift moved an estimated $840 million of income tax revenue from Fiscal Year 2020 into Fiscal Year 2021. As described above, the State already enacted budget changes to offset this shift, including through $293 million of Fiscal Year 2020 revenue appropriated to be spent in Fiscal Year 2021 and through various one–time budget shifts totaling nearly $600 million, and will continue to monitor actual revenue collections to determine impacts. As the State better understands revenue collection impacts based on actual data, updated GF/EF revenue estimates will be released in the future.

In addition to economic impacts, these revenue estimates are impacted by the effect of legislative policy changes made in recent years that increase earmarks of certain sales tax revenues, primarily for capital development projects for transportation and water. In addition, in the November 2018 general election the State’s voters approved a citizen initiative enacting a sales tax increase (from 4.70% to 4.85%), which is ear–marked for Medicaid expansion costs. This earmarking restrains the growth of unrestricted revenue in the General Fund. Total sales tax earmarks grew from $189 million in Fiscal Year 2011 to $690 million in Fiscal Year 2019 and are projected to increase to $795 million in Fiscal Year 2020 and $824 million in Fiscal Year 2021, including increased sales taxes earmarked for Medicaid expansion.

Most government services of the State are paid through one of its major governmental funds. In Fiscal Year 2019, the State’s major governmental funds were the General Fund, Education Fund, Transportation Fund, and Transportation Investment Fund.

Revenue Summary. For Fiscal Year 2019, General Fund revenues from all sources totaled approximately $6.51 billion. Of this amount, 47.7% came from federal contracts and grants; 33% came from sales taxes; 8.1% came from charges for services and licenses, permits and fees; 6% came from federal mineral leases, investment income and miscellaneous and other revenues; and 5.3% came from other tax sources.

In the Education Fund for Fiscal Year 2019, revenues from all sources totaled approximately $5.44 billion. Of this amount, 79.7% came from individual income taxes; 7.9% came from federal contracts and grants; 9.8% came from corporate franchise taxes; 2.5% came from charges for services, licenses, permits and fees, miscellaneous other revenues, investment income and other taxes.

In the Transportation Fund for Fiscal Year 2019, revenues from all sources totaled approximately $1.13 billion. Of this amount, 46% came from motor and special fuel taxes; 34.1% came from federal contracts and grants; 13.6% came from charges for services and licenses, permits, and fees; 6.4% came from other miscellaneous taxes and fees, sales and use taxes and investment income.

In the Transportation Investment Fund for Fiscal Year 2019, revenues from all sources totaled approximately $744.9 million. Of this amount, 85.2% came from sales tax revenue and 12% came from motor vehicle registration fees and 2.8% came from investment income.

All Governmental Fund Types; General Fund. The following tables, which have been prepared by the State’s Division of Finance, are based on audited financial information and have not been otherwise independently audited. These financial summaries are not presented in a form that can be easily recognized or extracted from the State’s CAFR.

All Governmental Fund Types is defined as and includes the General Fund; Special Revenue—Education Fund and Transportation Fund; Capital Projects—Transportation Investment Fund; Nonmajor Governmental Funds; and excludes the Permanent—Trust Lands Fund.

Operating And Capital Budget And Related Appropriations

Fiscal Year 2020

Statewide Summary. The currently enacted Fiscal Year 2020 GF/EF budget is based upon February 2020 revenue estimates that estimated nearly $8 billion in discretionary GF/EF revenue in Fiscal Year 2020.

After adjustments made during the Legislature’s 2020 Third and Fourth Special Sessions, $597 million in spending was shifted from Fiscal Year 2020 to Fiscal Year 2021 because of the Federal/State Income Tax Shift. With this shift, the Legislature balanced the State’s Fiscal Year 2020 GF/EF budget at approximately $7.4 billion. After also appropriating an additional $1.07 billion in federal funds from the CARES Act, the total operating and capital budget from all sources is $20.4 billion.

Additional Fiscal Year 2020 and Fiscal Year 2021 budget modifications are possible in future legislative special sessions as the State continues to assess the ramifications of COVID–19.

Fiscal Year 2021

Statewide Summary. The enacted Fiscal Year 2021 GF/EF budget is based upon February 2020 revenue estimates that estimated nearly $8.4 billion in discretionary GF/EF revenue in Fiscal Year 2021. After adjustments made during the Legislature’s 2020 Third and Fourth Special Sessions, $597 million in spending authority was shifted from Fiscal Year 2020 to Fiscal Year 2021 because of the Federal/State Income Tax Shift. The Legislature then balanced the State’s Fiscal Year 2021 GF/EF budget at approximately $9.2 billion. After also appropriating an additional $927.6 million in federal funds from the CARES Act, the total operating and capital budget from all sources is $21.2 billion.

Major categories of General Fund and Education Fund expenditures include public education (about $4.1 billion), higher education (about $1.5 billion), Medicaid and other social services (about $1.3 billion), and corrections, public safety, and justice (about $774 million). In addition, transportation expenditures from State– collected funds total about $2 billion (including debt service payments for transportation projects). These expenditures are funded primarily through various transportation funds outside the General Fund.

Appropriations. Altogether, the Legislature made $26.6 billion in appropriations from all sources for all purposes in Fiscal Year 2021, which includes some double counting as funds move between accounts. Adjusting for account deposits, loan and other enterprise funds, internal service funds, fiduciary funds, and capital projects appropriations, the operating and capital budget for Fiscal Year 2021 is $21.2 billion. The Legislature appropriated about $9 billion from the GF/EF in Fiscal Year 2021, an increase of 23.0% over the revised Fiscal Year 2020 budget. This large percentage increase is due to the shift of $597 million of GF/EF spending authority from Fiscal Year 2020 to Fiscal Year 2021 because of the Federal/State Income Tax Shift. At the end of the Legislature’s 2020 Fourth Special Session, $114 million remains unappropriated.

Structural Balance. After the Legislature’s 2020 Fourth Special Session, the State has a Fiscal Year 2021 structural surplus of $102 million and $765 million of ongoing revenues from sources other than fuel taxes allocated for pay–as–you–go capital expenditures.

Additional changes will likely be made to the Fiscal Year 2021 budget in future special sessions after the effects of COVID–19 on anticipated tax receipts are better understood.

State Employee Workforce; Public Retirement System

State Employee Workforce. The State is among the largest employers in the State employing 20,691 people (full-time equivalents) in Fiscal Year 2019.

Public Retirement System. All full-time employees of the State are members of the Utah State Retirement System (“URS”) and the State participates in various contribution systems and pension plans provided by URS. URS has separate accounting systems and prepares a separate financial report covering all retirement systems and deferred compensation plans it administers.

For Fiscal Year 2019, the State reported the following liability and related transactions equal to its proportionate share of the collective net pension liability of URS (measured as of December 31, 2018): $1.170 billion in net pension liability, $450.084 million in deferred outflows of resources and $44.011 million in deferred inflows of resources for primary government. For Fiscal Year 2019, the State contributed approximately $233.172 million to URS, which was 100% of its contractually and statutorily required contributions

Other Postemployment Benefits

The State administers the State Employee Other Postemployment Benefit Plan (“State Employee OPEB Plan”) through the State Post-Retirement Benefits Trust Fund. A separate Elected Official Other Postemployment Benefit Plan (“Elected Official OPEB Plan”) is provided for governors and legislators and is administered through the Elected Official Post-Retirement Benefits Trust Fund. Both trust funds are irrevocable and legally protected from creditors. Both plans are single-employer defined benefit healthcare plans and are closed plans available to only employees and elected officials that meet certain eligibility criteria.

For Fiscal Year 2019, the net OPEB liability for both the State Employee OPEB Plan and the Elected Official OPEB Plan was $70.088 million.

The Legislature is contributing amounts to each OPEB trust fund that, at a minimum, is sufficient to fully fund the Actuarially Determined Contribution (“ADC”). For Fiscal Year 2019, the State contributed $26.510 million to the State Employee OPEB Plan and $1.388 million to the Elected Official OPEB Plan, which were $582,000 and $362,000 more than the ADC, respectively. For the State Employee OPEB Plan and the Elected Official OPEB Plan, the fiduciary net position as a percentage of the total OPEB liability was 79.86% and 91.16%, respectively.

Risk Management And Insurance

Risk Management and Insurance. The State is a member of a risk pool where the State self–insures portions of certain property and liability claims and purchases commercial insurance for claims above the self–insured retention amounts. This is done through the Administrative Services Risk Management Fund (the “Risk Management Fund”). The Risk Management Fund is maintained via premiums charged to its members—State agencies, institutions of higher education, Utah school districts and charter schools (the “Covered Members”).

The State is self–insured for liability claims up to $2 million and beyond the excess insurance policy limit of $10 million. The State is self–insured for individual property and casualty claims up to $1 million and up to $3.5 million in aggregate claims and beyond the excess insurance policy limit of $1 billion per occurrence. The Risk Management Fund has not had a liability loss that exceeded the State’s self–insured claim limit of $1 million for Fiscal Years 2016 through 2018. However, for Fiscal Year 2019, the Risk Management Fund had losses that ex¬ceeded the State’s self–insured claim limit of $1 million (the amount was $1.5 million related to a UDOT accident).

Earthquake Insurance. The Utah Division of Risk Management (the “DRM”) annually procures excess property insurance with earthquake coverage for its Covered Members. This earthquake coverage has limits of $525 million, with a $1 million self–insured retention, or deductible. Additionally, DRM recently procured a parametric earth-quake policy from a private insurance company with limits of $50 million. Payments under the parametric policy are based upon the severity and location of an earthquake, irrespective of actual property damage. As a result of a recent earthquake in the Salt Lake County, Utah area, the private insurance company will presently tender DRM the sum of $963,750, which will cover most of the $1 million deductible under the excess property policy. See “Recent Earth¬quakes” below.

As of June 30, 2019, the Risk Management Fund contained approximately $63.558 million in reserve available to pay for claims incurred.

Cybersecurity. Cybersecurity incidents could result from unintentional events, or from deliberate attacks by unauthorized entities or individuals attempting to gain access to the State’s systems technology for the purposes of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or damage by cybersecurity incidents or cyberattacks, the State invests in multiple forms of cybersecurity and operational safeguards including: (i) $7.8 million annual budget for security operations and security privacy and compliance; (ii) a Chief Information Security Officer reporting directly to the State’s Chief Information Officer; (iii) a security team of 18 employees; (iv) a self–assessment every two years in cooperation with the Department of Homeland Security using National Institute of Standards and Technology standards; (v) compliance audits regularly performed by the Internal Revenue Service, Federal Bureau of Investigation, Medicaid and Medicare, and the Office of the Inspector General; and (vi) a Cyber Center that provides a central location for multiple agencies to share intelligence and tactics, and respond to events in a coordinated fashion. In addition, the State has a $10 million liability insurance policy regarding cybersecurity. In 2012, the State experienced a cyber-security breach in the Utah Department of Health related to individual personal information on Medicaid data. The State does not believe this breach had a material impact on overall State finances.

Recent Earthquake. On March 18, 2020 an earthquake occurred in the township of Magna, Salt Lake County, Utah (located approximately 15 miles west of Salt Lake City, Utah), which magnitude was recorded on the Richter scale at 5.7. As of April 20, 2020, DRM has received 83 earthquake claims from its Covered Members. Additional claims are expected as they are discovered in the coming weeks and months. Most of the damage occurred in the Salt Lake County, Utah area. The current preliminary estimate is that total losses from the earthquake will range from $24 million to $40 million. This projection is expected to change as adjusters, covered entities, and engineers complete their damage assessments and begin to receive repair bids. It currently appears that all earthquake–related property losses experienced by Covered Members will be covered by the Risk Management Fund and the insurance programs described above.

Federal Funding

Medicaid Funding in the State. The Legislature in the 2019 General Legislative Session amended state law re¬lated to Medicaid expansion, revising statutory language that was previously enacted through ballot initiative at the November 5, 2018 general election. Specifically, the new legislation removed mandatory provider rate increases and benefit floors as contemplated by the initiative, retained a 0.15% sales tax increase to cover program expenditures (the initiative increased the general state sales tax rate from 4.7%

to 4.85%), and established a framework for a phased approach to Medicaid expansion in the State that is responsive to the federal Centers for Medicare and Medicaid Services (“CMS”) waiver approval decisions.

The first phase of the new legislative law was Medicaid expansion implemented on April 1, 2019 and is known as the bridge program (the “Bridge Program”). The Bridge Program expanded coverage to all previously ineligible adults with income under 100% of the Federal Poverty Level (the “FPL”), but was financed at the traditional federal medical assistance percentage of roughly 70% federal funding with a roughly 30% State match requirement. The Bridge Program was designed to immediately address healthcare needs of the coverage gap population, that is, those who were ineligible for traditional Medicaid benefits and who also did not qualify for subsidized coverage on the federal healthcare exchange marketplace.

In July 2019, concurrent with the operation of the Bridge Program, the State submitted a waiver application to CMS seeking authority to proceed with phase two of the State’s Medicaid expansion plan. Phase two waiver proposed that the State receive a 90/10 federal match rate for Bridge Program expenditures in like fashion with other states that have fully expanded Medicaid under the Affordable Care Act (the “ACA”). Along with the 90/10 federal match rate, the State would operate the Bridge Program under a per capita cap federal funding arrangement, where annual increases in the federal funding at the 90/10 match rate would be limited to a per enrollee cap. Key elements of this phase two per capita cap waiver were formally denied by CMS in August 2019, prompting the State to pursue the third phase of Medicaid expansion.

In November 2019, the State’s phase three Fall Back Medicaid expansion waiver was submitted to CMS for a completeness review and subsequent federal 30–day public comment period. Through this waiver, the State requested program eligibility be expanded to people with income up to 138% FPL and that the corresponding 90/10 ACA federal match rate be made available for program expenditures. The Fall Back waiver also requested CMS approval of various other flexibilities, such as the ability to include community engagement requirements of enrollees, the ability for the State to leverage third party insurance of beneficiaries when available, and the ability to collect monthly premiums from individuals with income above 100% FPL. On December 23, 2019, the State received CMS approval of core elements of the Fall Back wavier, allowing for program implementation as of January 2020.

With the Fall Back waiver approval and corresponding 90/10 federal match rate, the State is currently able to fund its share of program expenditures. In the 2020 General Legislative Session, $116.8 million in ongoing State funds were appropriated or expected to be collected by the Medicaid Expansion Fund and the fund contains a Fiscal Year 2020 beginning balance of $62.7 million. These resources combine to provide nearly $180 million in State funds to support an estimated 51,700 enrollees (as taken from the February 2020 Consensus estimate and not including material COVID–19 effects) at a State cost of approximately $92 million in Fiscal Year 2020.

The State expects a significant increase in Medicaid enrollment due to the economic impacts of COVID–19, but has not yet adopted formal consensus enrollment and expenditure estimates for Fiscal Year 2020 and Fiscal Year 2021. Preliminarily, the State expects a net gain of about $40 million in General Fund from the 6.2% Federal Assistance Match Percentage as provided through the Families First Coronavirus Response Act in Fiscal Year 2020. In Fiscal Year 2021, cost increase due to counter–cyclical enrollment inflows could approximate $100 million in the General Fund.

The State’s Non–Expansion Medicaid program participation rate is among the lowest in the nation, with average Fiscal Year 2019 enrollment approximating about 300,000 or about 9.4% of the State’s total population (an estimated 3,205,958 as of July 2019). The State receives a higher than average Federal Medical Assistance Percentage at 67.69% ( in the State’s Fiscal Year 2021, before considering the 6.2% increase provided for in the Families First Coronavirus Response Act); however, the State also has one of the lowest rates of spending per full–benefit Medicaid enrollee and has a history of State funding innovations such as imposing hospital assessments and moving to capitation payments for Medicaid provider networks.

Federal Funding in the State Budget. Approximately 83% of federal funds included in the Fiscal Year 2021 budget fund the following programs: Medicaid ($3.180 billion); transportation ($527 million); education, including special education, school lunch, and Title I for disadvantaged students ($367 million); Supplemental Nutrition Assistance ($268 million); Temporary Assistance for Needy Families ($85 million); National Guard ($59 million), Office of Rehabilitation ($50 million); and Women Infants and Children ($40 million). Not only do federal dollars fund a large portion of the State’s major social service programs, federal dollars also play a key role in funding programs that provide care for elderly veterans, clean drinking water, and air pollution prevention. These numbers do not reflect COVID–19 federal aid the State expects to receive in Fiscal Year 2021. Some of those federal relief funds have been allocated and others will be allocated in the future.

Although the State receives a large portion of its funding for social service programs from federal funds as discussed above, a recent Pew Charitable Trust report on federal spending ranked the State as ninth lowest in total federal spending relative to gross domestic product (“GDP”) when all federal spending is accounted for. When measured on a per–capita basis, the State has the lowest total per capita federal spending. This is, in part, because the State’s population is the youngest in the nation and consequently the State receives a much smaller portion of federal dollars than other states for programs such as Social Security and Medicare, two of the largest federal entitlement programs targeted to the elderly. As of 2017, the State is one of 14 states that receives less than 30% of total state revenue from federal funds. While no comparison is yet available with other states, the State’s percentage of federal funds appropriated through the State budget is estimated at approximately 27% in Fiscal Year 2021 prior to COVID–19.

There can be no assurance that current levels of federal funding to the State will be maintained or that any potential federal budget cuts and potential decreases in flow through of funds to states would not have a material adverse financial impact on the State. The State cannot predict now what, if any, effect such decreases in federal spending would have on the State’s budget.

Federal Sequestration. Pursuant to the Budget Control Act of 2011 (the “BCA”), cuts to federal programs necessary to reduce federal spending to levels specified in the BCA (known as “sequestration”) were ordered in federal fiscal years ending September 30, 2013 through 2021 and were subsequently extended through September 30, 2029. These reductions include cuts to the subsidy payments to be made to issuers of Build America Bonds (“BABs”) and various other federal expenditures.

The State anticipates that any future reductions of subsidy payments with respect to the State’s and the Authority’s $1,102,790,000 in outstanding BABs (the State’s $1,010,125,000 of general obligation bonds and $19,565,000 of water revenue bonds; and the Authority’s $73,100,000 of lease revenue bonds) or reductions in other federal grants because of sequestration would have no material impact on their operations or financial position. The State cannot predict whether Congress will act to avoid or extend sequestration in the future.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.